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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule #14a-11(c) or Rule #14a-12

                                DNX CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, par value $0.01 per share

     (2) Aggregate number of securities to which transaction applies: 2,632,600 shares of Common Stock

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $5.75 (closing price on 10/1/96)

     (4) Proposed maximum aggregate value of transaction:  $15,137,450

     (5) Total fee paid:  $3,028

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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

                                DNX CORPORATION
                                  575 ROUTE 28
                           RARITAN, NEW JERSEY 08869
                           TELEPHONE: (908) 722-7900


                                                               November 11, 1996


Dear Stockholder:


     You are cordially invited to attend the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of DNX Corporation (the "Company") to be held on December 18, 1996, at 10:00 a.m., at the Swissotel New York -- The Drake, New York, New York.


     This year, your Board of Directors is recommending that you:

     1. Approve the issuance by the Company of an aggregate of 2,632,600 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company, in connection with the acquisition (the "Proposed Transaction") by the Company of all of the outstanding capital stock of, and equity interests in, BioClin, Inc., a Delaware corporation ("BioClin U.S."), BioClin Europe AG, a Swiss corporation ("BioClin Europe"), BioClin GmbH, a German corporation ("BioClin Germany"), Kilmer N.V., a Netherlands Antilles corporation ("Kilmer"), and BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute" and, together with BioClin U.S., BioClin Europe, BioClin Germany and Kilmer, collectively, the "BioClin Group");

     2. Elect two Class II Directors for a new three-year term;


     3. Approve an amendment to the Second Amended and Restated Certificate of Incorporation of the Company (the "Certificate") in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated;


     4. Approve certain amendments to the Company's 1991 Stock Option Plan and ratify certain grants of options thereunder;

     5. Approve the adoption of the Company's 1996 Stock Option Plan; and

     6. Ratify the appointment of the independent certified public accountants of the Company for the current fiscal year.


     A notice of the Annual Meeting, form of proxy and proxy statement containing information about the matters to be acted upon at the Annual Meeting are enclosed herewith. In addition, we have enclosed the Annual Report on Form 10-K of the Company (the "Form 10-K") for the fiscal year ended December 31, 1995. These materials are being mailed to stockholders commencing on or about November 11, 1996. If you would like another copy of the Form 10-K, please contact Investor Relations at the Company's executive offices at the above address and telephone number.


     Please read the enclosed information carefully before completing and returning the proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend.

     Because the approval of the amendment to the Certificate requires approval by a majority of the outstanding shares of Common Stock, the Board of Directors urges all stockholders to attend and vote at the Annual Meeting and to complete and return the enclosed proxy card so that a sufficient number of shares are voted in connection with such matter.

     We are very excited about the future of the Company and are looking forward to the 1996 Annual Meeting of Stockholders.

                                          Sincerely,
                                          /S/ Paul J. Schmitt
                                          PAUL J. SCHMITT
                                          President, Chief Executive Officer and
                                          Chairman of the Board of Directors

                                DNX CORPORATION
                                  575 ROUTE 28
                           RARITAN, NEW JERSEY 08869

                            NOTICE OF ANNUAL MEETING


     The 1996 Annual Meeting of Stockholders (the "Annual Meeting") of DNX Corporation (the "Company") will be held on December 18, 1996, at 10:00 a.m., at the Swissotel New York -- The Drake, 440 Park Avenue, New York, New York 10022, for the following purposes:


     1. To consider and vote upon the issuance by the Company of an aggregate of 2,632,600 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company, in connection with the acquisition (the "Proposed Transaction") by the Company of all of the outstanding capital stock of, and equity interests in, BioClin, Inc., a Delaware corporation ("BioClin U.S."), BioClin Europe AG, a Swiss corporation ("BioClin Europe"), BioClin GmbH, a German corporation ("BioClin Germany"), Kilmer N.V., a Netherlands Antilles corporation ("Kilmer"), and BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute" and, together with BioClin U.S., BioClin Europe, BioClin Germany and Kilmer, collectively, the "BioClin Group");

     2. To elect two Class II Directors for a new three-year term;


     3. To consider and vote upon a proposal to amend the Second Amended and Restated Certificate of Incorporation of the Company in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated;


     4. To consider and vote upon a proposal to amend the Company's 1991 Stock Option Plan and to ratify certain grants of options thereunder;

     5. To consider and vote upon a proposal to adopt the Company's 1996 Stock Option Plan;

     6. To ratify the appointment of the independent certified public accountants of the Company for the current fiscal year; and

     7. To transact such other business as may properly come before the Annual Meeting.


     The Company's Board of Directors has fixed the close of business on November 1, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available at the place of the Annual Meeting both during the Annual Meeting and during the ten days prior to the Annual Meeting.


                                          /S/ John G. Cooper
                                          JOHN G. COOPER
                                          Secretary


November 11, 1996

                            ------------------------

The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1995 is enclosed. The Annual Report on Form 10-K contains financial and other information about the Company, but is not incorporated into the Proxy Statement.
                            ------------------------

PLEASE PROMPTLY FILL OUT, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                DNX CORPORATION
                                  575 ROUTE 28
                           RARITAN, NEW JERSEY 08869

                            ------------------------

          PROXY STATEMENT FOR THE 1996 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 18, 1996


                            ------------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of DNX Corporation, a Delaware corporation (the "Company" or "DNX"), of proxies to be used at the annual meeting of stockholders of the Company to be held at 10:00 a.m., on December 18, 1996, at the Swissotel New York -- The Drake, New York, New York (the "Annual Meeting").


     At the Annual Meeting, the Company's stockholders will be asked:

     1. To consider and vote upon the issuance by the Company of an aggregate of 2,632,600 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company, in connection with the acquisition (the "Proposed Transaction") by the Company of all of the outstanding capital stock of, and equity interests in, BioClin, Inc., a Delaware corporation ("BioClin U.S."), BioClin Europe AG, a Swiss corporation ("BioClin Europe"), BioClin GmbH, a German corporation ("BioClin Germany"), Kilmer N.V., a Netherlands Antilles corporation ("Kilmer"), and BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute" and, together with BioClin U.S., BioClin Europe, BioClin Germany and Kilmer, collectively, the "BioClin Group");

     2. To elect two Class II Directors for a new three-year term;


     3. To consider and vote upon a proposal to amend the Second Amended and Restated Certificate of Incorporation of the Company (the "Certificate") in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated;


     4. To consider and vote upon a proposal to amend the Company's 1991 Stock Option Plan and to ratify certain grants of options thereunder;

     5. To consider and vote upon a proposal to adopt the Company's 1996 Stock Option Plan;

     6. To ratify the appointment of the independent certified public accountants of the Company for the current fiscal year; and

     7. To transact such other business as may properly come before the Annual Meeting.


     If a stockholder properly executes and returns the enclosed form of proxy it will be voted, and where the stockholder specifies a choice with respect to any matter to be acted upon at the Annual Meeting or any adjournments or postponements thereof, it will be voted in accordance with his or her instructions. If no instructions are given, the proxy will be voted "FOR" the proposal for the Company to issue 2,632,600 shares of Common Stock in connection with the Company's acquisition of all of the outstanding capital stock of, and equity interests in, the BioClin Group; "FOR" the election as Class II Directors of the two nominees identified in this Proxy Statement; "FOR" the proposal to amend the Certificate in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated; "FOR" the proposal to amend the Company's 1991 Stock Option Plan and to ratify certain grants of options thereunder; "FOR" the adoption of the Company's 1996 Stock Option Plan; "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent certified public accountants for the current fiscal year; and in the discretion of the proxies with respect to any other matter that may come before the Annual Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its use by: (1) delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy; (2) attending the Annual Meeting and voting in person; or (3) giving notice of revocation of the proxy at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. No appraisal rights in favor of the stockholders of the Company exist for any action proposed to be taken at the Annual Meeting.


     The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the Directors, officers and employees of the Company by personal interview, telephone or telegram. Such Directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith. The Company has retained Shareholder Communications Corporation, New York, New York ("Shareholder Communications"), at an estimated cost of $5,000, plus expenses incurred by Shareholder Communications, to assist the Company in soliciting proxies for the Annual Meeting.



     This Proxy Statement and the accompanying form of proxy are being mailed to stockholders commencing on or about November 11, 1996.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
SUMMARY...............................................................................    7
  The Annual Meeting..................................................................    7
  The Proposed Transaction............................................................    8
  Other Proposals.....................................................................   14
SUMMARY FINANCIAL DATA -- THE COMPANY.................................................   16
SUMMARY FINANCIAL DATA -- THE BIOCLIN GROUP...........................................   17
UNAUDITED PRO FORMA COMBINED CONDENSED SUMMARY FINANCIAL DATA.........................   18
PER SHARE DATA........................................................................   19
THE ANNUAL MEETING....................................................................   20
  Date, Time and Place................................................................   20
  The Proposals.......................................................................   20
  Record Date; Voting.................................................................   21
  Proxies and Effects of Abstentions and Non-Votes....................................   21
  Solicitation of Proxies.............................................................   22
PROPOSAL 1: THE PROPOSED TRANSACTION..................................................   23
  Background of the Proposed Transaction..............................................   23
  Reasons for the Proposed Transaction; Recommendation of the Board of Directors......   27
  Opinion of Financial Advisor........................................................   28
  Certain Effects of the Proposed Transaction.........................................   32
  Accounting Treatment................................................................   33
  Certain Federal Income Tax Consequences.............................................   33
  Dissenter's Appraisal Rights........................................................   33
  Regulatory Approvals................................................................   34
  Expenses............................................................................   34
TRANSACTION AGREEMENTS................................................................   34
  General.............................................................................   34
  Representations and Warranties of the Company.......................................   35
  Representations and Warranties of the BioClin Group.................................   35
  Covenants of the Company............................................................   36
  Covenants of the BioClin Group......................................................   36
  Conditions to Closing...............................................................   37
  Indemnification.....................................................................   37
  Termination.........................................................................   37
  Employment Agreements...............................................................   38
THE STOCKHOLDERS' AGREEMENT...........................................................   39
  General.............................................................................   39
  Director Designation................................................................   39
  Registration Rights.................................................................   39
  Indemnification Provisions..........................................................   40

                                                                                        PAGE
                                                                                        ----
THE COMPANY...........................................................................   41
  General.............................................................................   41
  Business Strategy...................................................................   42
  Pharmakon Research International....................................................   43
  DNX Transgenics.....................................................................   44
  Licensing...........................................................................   46
  Nextran.............................................................................   46
  Marketing...........................................................................   47
  Customers...........................................................................   47
  Backlog.............................................................................   47
  Patents and Proprietary Technology..................................................   47
  Government Regulation...............................................................   48
  Competition.........................................................................   49
  Service or Product Liability........................................................   49
  Research and Development Expenses...................................................   49
  Employees...........................................................................   50
  Business Segment Information........................................................   50
  Properties..........................................................................   50
  Legal Proceedings...................................................................   50
THE BIOCLIN GROUP.....................................................................   51
  General.............................................................................   51
  Drug Development....................................................................   51
  Services............................................................................   52
  Clients and Marketing...............................................................   55
  Contractual Arrangements............................................................   55
  Backlog.............................................................................   56
  Competition.........................................................................   56
  Government Regulation...............................................................   57
  Intellectual Property...............................................................   57
  Potential Liability and Insurance...................................................   57
  Employees...........................................................................   58
  Facilities..........................................................................   58
  Legal Proceedings...................................................................   58
SELECTED FINANCIAL DATA -- THE COMPANY................................................   60
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS -- THE COMPANY...........................................................   62
  General Summary.....................................................................   62
  Results of Operations...............................................................   63
  Liquidity and Capital Requirements..................................................   67
  Exchange Rate Fluctuations..........................................................   69
  Accumulated Deficit.................................................................   70
  New Accounting Pronouncement........................................................   70
  Inflation...........................................................................   70
SELECTED COMBINED FINANCIAL DATA -- THE BIOCLIN GROUP.................................   71

                                                                                        PAGE
                                                                                        ----
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS -- THE BIOCLIN GROUP.....................................................   72
  Overview............................................................................   72
  Results of Operations...............................................................   74
  Liquidity and Capital Requirements..................................................   76
  Exchange Rate Fluctuations..........................................................   77
  Inflation...........................................................................   78
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION..........................   79
MARKET PRICE AND DIVIDEND DATA........................................................   87
PROPOSAL 2: ELECTION OF DIRECTORS.....................................................   88
  General.............................................................................   88
  Information Concerning Nominees.....................................................   88
  Directors Meetings and Committees...................................................   90
  Compensation Committee Interlocks and Insider Participation.........................   90
  Compensation of Directors...........................................................   91
  Compliance with Section 16(a) of the Exchange Act by Officers,
     Directors and 10% Stockholders...................................................   91
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT........................   92
EXECUTIVE COMPENSATION................................................................   94
  Compensation of Executive Officers..................................................   94
  Comparative Stock Performance Graph.................................................   97
  Summary Compensation Table..........................................................   97
  Stock Options.......................................................................   99
  Option Exercises and Holdings.......................................................   99
  Employment Agreements...............................................................   99
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS........................................  100
PROPOSAL 3: APPROVAL OF NAME CHANGE...................................................  101
PROPOSAL 4: APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN..........................  102
  General.............................................................................  102
  Nonemployee Directors...............................................................  103
  Amendments to 1991 Plan.............................................................  103
  Grants Subject to Stockholder Approval..............................................  104
PROPOSAL 5: APPROVAL OF ADOPTION OF 1996 STOCK OPTION PLAN............................  105
  General.............................................................................  105
  Nonemployee Directors...............................................................  106
  Federal Income Tax Consequences for 1991 Plan and 1996 Plan.........................  107
PROPOSAL 6: RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS...  108
SUBMISSION OF STOCKHOLDERS' PROPOSALS.................................................  109
OTHER BUSINESS........................................................................  109
FINANCIAL STATEMENTS -- THE COMPANY...................................................  F-1
FINANCIAL STATEMENTS -- THE BIOCLIN GROUP.............................................  X-1

                               TABLE OF CONTENTS


APPENDIX A:    Opinion of Vector Securities International, Inc., dated October 1, 1996
APPENDIX B:    Merger Agreement, dated August 19, 1996
APPENDIX C:    Share Exchange Agreement, dated August 19, 1996
APPENDIX D:    Share Acquisition Agreement, dated August 19, 1996
APPENDIX E:    Form of Stockholders' Agreement
APPENDIX F:    1991 Stock Option Plan, as amended
               Exhibit I: Form of Nonqualified Stock Option
                          Agreement for Nonemployee Directors
APPENDIX G:    1996 Stock Option Plan
               Exhibit I: Form of Nonqualified Stock Option
                          Agreement for Nonemployee Directors

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained in this Proxy Statement and the Appendices attached hereto. Stockholders are urged to read this Proxy Statement and the Appendices attached hereto in their entirety.

THE ANNUAL MEETING


Date, Time and Place.......  The Annual Meeting will be held on December 18,
                             1996, at 10:00 a.m., at the Swissotel New
                             York -- The Drake, New York, New York. See "THE ANNUAL MEETING -- Date, Time and Place."



Record Date;
    Shares Outstanding;
    Shares Entitled to
  Vote.....................  Holders of record of shares of Common Stock at the close of business on November 1, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 8,720,858 shares of Common Stock issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting or any adjournments or postponements thereof. See "THE ANNUAL
                             MEETING -- Record Date; Voting."


Vote Required..............  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business. Pursuant to Section 242(b) of the Delaware General Corporation Law (the "DGCL"), approval of the proposal to amend the Certificate requires the affirmative vote, in person or by proxy, of a majority of the outstanding shares of Common Stock. In all other matters, other than the election of Directors, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present, entitled to vote and actually voting at the Annual Meeting in person or by proxy on such matter is required to approve each proposal to be considered at the Annual Meeting or any adjournments or postponements thereof. Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. See "THE ANNUAL MEETING -- Record Date; Voting."


Proxies....................  If a stockholder properly executes and returns the enclosed proxy card, it will be voted according to his or her instructions. If no instructions are given, the proxy will be voted "FOR" the proposal for the Company to issue 2,632,600 shares of Common Stock in connection with the Company's acquisition of all of the outstanding capital stock of, and equity interests in, the BioClin Group; "FOR" the election as Class II Directors of the two nominees identified in this Proxy Statement; "FOR" the proposal to amend the Certificate in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated; "FOR" the proposal to amend the Company's 1991 Stock Option Plan and to ratify certain grants of options thereunder; "FOR" the adoption of the Company's 1996 Stock Option Plan; "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent certified public accountants for the current fiscal year; and in the discretion of the proxies with respect to any other matter that may properly come before the Annual

                             Meeting or any adjournments or postponements thereof. See "THE ANNUAL MEETING -- Proxies and Effects of Abstentions and Non-Votes."

THE PROPOSED TRANSACTION

The Company................  The Company is a contract research organization
                             ("CRO") whose principal activities consist of preclinical drug development services conducted through its wholly-owned subsidiaries, Pharmakon Research International, Inc., a Pennsylvania corporation ("Pharmakon"), and DNX Biotherapeutics, Inc., an Ohio corporation ("DNX Biotherapeutics"), doing business as DNX Transgenics ("DNX Transgenics"). Additionally, the Company has an exclusive commercial license to a U.S. patent covering DNA microinjection, which is a method of gene transfer widely employed for the development of transgenic animals in several mammalian species.

                             Pharmakon is a CRO providing preclinical drug development and safety assessment services, including in vitro and in vivo toxicological, pharmacological and pharmacokinetics testing services, to pharmaceutical, biotechnology, chemical and other industries through its United States operations and its European subsidiary ("Pharmakon Europe"). Pharmakon also offers drug screening and evaluation services utilizing DNX Transgenics' proprietary animal models. DNX Transgenics is a specialty contract research organization using its proprietary and other transgenic animal technology in providing preclinical drug development services to the pharmaceutical, biotechnology and medical communities.

                             The Company was incorporated in Delaware in March 1988. The Company's principal executive offices are located at 575 Route 28, Raritan, New Jersey 08869; telephone number: (908) 722-7900. See "THE COMPANY."

The BioClin Group..........  The BioClin Group is a privately owned contract research organization serving the pharmaceutical, biotechnology and medical device industries. The BioClin Group designs, monitors and manages clinical drug development involving Phase I to Phase IV trials, including design of testing protocols, monitoring of test participants, data management, quality assurance and report writing. In addition, it has the capability to manage entire clinical development programs, and offers product registration services in North America, Europe, the Middle East and Australia. The BioClin Group generates substantially all of its revenue from the clinical testing of new pharmaceutical and biotechnology products.

                             The BioClin Group was founded in 1979 by Dr. Jack Barbut. It has been active in international clinical drug development since 1982, initially in European-based Phase II and Phase III trials focused on cardiovascular therapeutics, and maintains its European headquarters in Cham, Switzerland. In 1988, the BioClin Group established its U.S. Phase I operation in Richmond, Virginia and, in 1992, the BioClin Group expanded clinical operations throughout Europe and established a Phase I facility at its Institute of Clinical Pharmacology in Dusseldorf, Germany. Additionally, in Dusseldorf, the BioClin Group established an information systems and data management capability. In 1993, the BioClin Group established its U.S.-based Phase II through IV data management services and clinical operations in Austin, Texas. In 1995, the BioClin Group elected to discontinue its services for Phase I trials in the United States and expanded its U.S.-based Phase II through IV services. In connection with this decision, the BioClin Group began to focus on providing all Phase I studies in Dusseldorf, Germany.

                             Today, the BioClin Group operates in North America in the United States and Canada; in Europe in Austria, Belgium, Denmark, Estonia, Finland, France, Germany, Greece, Italy, Latvia, Lithuania, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom; in the Middle East in Israel and Turkey; and in Australia. See "THE BIOCLIN GROUP."

                             Although the companies that comprise the BioClin Group are each controlled by the BioClin Interest Holders (as defined in " -- Transaction
                             Agreements -- Merger Agreement"), each of such companies has historically been operated as a separate and independent legal entity. Because the Company will operate the BioClin Group as consolidated wholly-owned subsidiaries upon consummation of the Proposed Transaction, the BioClin Group is presented on a combined financial and business description basis in this Proxy Statement. See "THE BIOCLIN GROUP."


Proposed Transaction --
  General..................  Pursuant to the Transaction Agreements (as defined in "-- Transaction Agreements -- Share Acquisition Agreement"), the Company will issue 2,632,600 shares of Common Stock in connection with the acquisition by the Company of all of the outstanding capital stock of, or equity interests in, BioClin U.S., BioClin Europe, BioClin Germany, Kilmer and BioClin Institute. Although the Company and the BioClin Group entered into three separate Transaction Agreements in connection with the Proposed Transaction, the closing (the "Closing") of each Transaction Agreement is conditioned upon the concurrent Closing of all three Transaction Agreements. See "THE PROPOSED TRANSACTION" and "TRANSACTION AGREEMENTS."


Transaction Agreements --
  Merger Agreement.........  On August 19, 1996, the Company, DNX Acquisition
                             Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("Acquisition"), Mr. Alec Hackel ("Hackel"), Dr. Jack Barbut ("Barbut"), Dr. John Christian Jensen ("Jensen" and, together with Hackel and Barbut, collectively, the "BioClin Interest Holders"), Sherby N.V., a Netherlands Antilles corporation ("Sherby"), and BioClin U.S. entered into a Merger Agreement (the "Merger Agreement"). The Merger Agreement provides for the acquisition by the Company of all of the outstanding capital stock of BioClin U.S. in consideration and exchange for an aggregate of 658,150 shares of Common Stock. Pursuant to the Merger Agreement, Acquisition will be merged with and into BioClin U.S., with BioClin U.S. as the surviving corporation and a wholly-owned subsidiary of the Company (the "Merger"). See "TRANSACTION
                             AGREEMENTS -- General -- Merger Agreement."

Transaction
Agreements -- Share
  Exchange Agreement.......  On August 19, 1996, the Company, Manfred Wissmann,
                             acting solely in his capacity as trustee
                             ("Wissmann"), pursuant to a Trust Agreement among Wissmann, Barbut and Hackel (the "Wissmann Trust Agreement"), the BioClin Interest Holders, Dr. Gerald Rittershaus, acting solely in his capacity as trustee ("Employee Trustee"), pursuant to a Trust Agreement (the "Employee Trust Agreement") between Employee Trustee and Ms. Christine Dune-Kraatz ("Kraatz"), Ms. Bettina Donhardt ("Donhardt"), Kraatz, BioClin Germany, Kilmer and BioClin Europe entered into a Share Exchange Agreement (the "Share Exchange Agreement"). The Share Exchange Agreement provides for the acquisition by the Company of all of the outstanding equity interests in BioClin Europe and, with respect to its non-wholly-owned subsidiaries, all outstanding equity interests in such subsidiaries held by persons or entities not wholly-owned, directly or indirectly, by BioClin Europe, in consideration and exchange for an aggregate of 1,158,344 shares of Common Stock. See "TRANSACTION AGREEMENTS -- General -- Share Exchange Agreement."

Transaction
Agreements -- Share
  Acquisition Agreement....  On August 19, 1996, the Company, Dr. Gerald
                             Rittershaus, acting solely in his capacity as trustee ("Rittershaus" and, together with Wissmann, collectively, the "Trustees"), pursuant to a Trust Agreement among Rittershaus, Barbut and Hackel (the "Rittershaus Trust Agreement" and, together with the Wissmann Trust Agreement, collectively, the "Trust Agreements"), the BioClin Interest Holders and BioClin Institute entered into a Share Acquisition Agreement (the "Share Acquisition Agreement" and, together with the Merger Agreement and the Share Exchange Agreement, collectively, the "Transaction Agreements"). The Share Acquisition Agreement provides for the acquisition by the Company of all outstanding equity interests in BioClin Institute in consideration and exchange for an aggregate of 816,106 shares of Common Stock. See "TRANSACTION AGREEMENTS -- General -- Share Acquisition Agreement."


Certain Effects of the
Proposed Transaction.......  Following the consummation of the Proposed
                             Transaction, the Company believes that based on publicly reported revenues for fiscal 1995 the combined company will be one of the ten largest publicly traded contract research organizations. Following the consummation of the Proposed Transaction, each of the members of the BioClin Group will become wholly-owned subsidiaries of the Company. See "THE PROPOSED TRANSACTION -- Certain Effects of the Proposed Transaction" and "TRANSACTION AGREEMENTS -- General."



                             Following the consummation of the Proposed
                             Transaction and the filing of an amendment to the Certificate with the Secretary of State of the State of Delaware immediately following the Closing, the Company will be renamed "Chrysalis International Corporation." See "APPROVAL OF NAME CHANGE." In the event that the Proposed Transaction is not consummated, the name of the Company will remain "DNX Corporation."


                             Following the Closing, the Company will be owned approximately 23.2% by the BioClin Interest Holders and other holders of capital stock or equity interests of the BioClin Group and the remainder of the outstanding Common Stock will be held by the existing stockholders of the Company. Accordingly, consummation of the Proposed Transaction will have the effect of diluting the ownership interests of the existing stockholders of the Company. See "THE PROPOSED
                             TRANSACTION -- Certain Effects of the Proposed Transaction."

Employment Agreements......  Pursuant to the Transaction Agreements, at the
                             Closing the Company will enter into an employment agreement and a consulting agreement with Dr. Barbut and an employment agreement with Dr. Jensen (collectively, the "Employment Agreements"). See "TRANSACTION AGREEMENTS -- Employment Agreements."

Stockholders' Agreement....  At the Closing, the Company, the BioClin Interest
                             Holders, Sherby, the Trustees, Ms. Martha Lee Reynolds ("Reynolds"), Dr. Barry Dvorchik ("Dvorchik"), the Employee Trustee, Kraatz and Donhardt (Donhardt, Kraatz, Reynolds and Dvorchik being collectively referred to herein as the "BioClin Employee Stockholders") will enter into a Stockholders' Agreement (the "Stockholders' Agreement").

                             Pursuant to the Stockholders' Agreement, within five business days after the Closing, the Company will take all actions reasonably necessary to elect to the Board of Directors of the Company (the "Board of Directors") one member designated by the BioClin Interest Holders reasonably acceptable to the Company. The BioClin Interest Holders have informed the Company that Dr. Barbut will be such designee. Accordingly, in accordance with the Company's Second Amended and Restated Bylaws (the "Bylaws"), it is contemplated that immediately following the Closing, the Company will increase its Board of Directors by one member and elect Dr. Barbut, as the nominee of the BioClin Interest Holders, as a Class I Director of the Company.


                             Upon the earlier to occur of the next vacancy on the Board of Directors or March 31, 1997, the BioClin Interest Holders have the right to designate one additional member reasonably acceptable to the Company to the Board of Directors. The BioClin Interest Holders have informed the Company that Dr. Jensen will be such designee. At such time, the Company will, if necessary and in accordance with its Bylaws, increase its Board of Directors by one member, and elect Dr. Jensen as a Class III Director of the Company, or as a Director of the class in which the vacancy occurred, as the case may be. The Stockholders' Agreement provides that Dr. Barbut and Dr. Jensen are acceptable nominees to the Company. See "THE STOCKHOLDERS'
                             AGREEMENT -- Director Designation." See "ELECTION OF DIRECTORS -- Information Concerning Nominees" for biographical information regarding Dr. Barbut and Dr. Jensen.



                             Pursuant to the Stockholders' Agreement, the Company will grant to Sherby, the BioClin Interest Holders and the BioClin Employee Stockholders certain registration rights with respect to the shares of Common Stock issued in connection with the Proposed Transaction (the "Registerable Securities") and, in particular, will grant Sherby and the BioClin Interest Holders two demand registration rights. See "THE STOCKHOLDERS' AGREEMENT -- Registration Rights."

                             The Stockholders' Agreement also contains certain provisions pursuant to which the Company and the BioClin Interest Holders (and related parties of each) agree to indemnify each other with respect to certain matters in connection with the Proposed Transaction and the Transaction Agreements. See "THE STOCKHOLDERS' AGREEMENT -- Indemnification Provisions."


Conditions to Closing......  The Closing of the Proposed Transaction is subject to the satisfaction or waiver of certain conditions, including (i) the receipt of certain consents and approvals, including the approval by the stockholders of the Company for the issuance of Common Stock pursuant to the Transaction Agreements and the approval by the stockholders of BioClin U.S. of the Merger and the Merger Agreement; (ii) the absence of litigation or governmental orders enjoining the consummation of the Proposed Transaction; (iii) delivery by KPMG Peat Marwick LLP of letters to the effect that the Proposed Transaction qualifies for "pooling-of-interests" accounting treatment; (iv) the execution and delivery of the Stockholders' Agreement and the Employment Agreements; (v) the Company having received an opinion from its financial advisor, which it received on October 1, 1996, with respect to the fairness, from a financial point of view, to the Company of the consideration to be paid by the Company pursuant to the Transaction Agreements;
                             (vi) the continuing accuracy of the representations and warranties of and compliance with the covenants by the Company, the BioClin Interest Holders and the BioClin Group; and (vii) the acquisition by the Company of all of the capital stock of, or equity interests in, all of the members of the BioClin Group and the concurrent Closing of each Transaction Agreement. See " -- Opinion of Financial Advisor" and "TRANSACTION
                             AGREEMENTS -- Conditions to Closing."



Certain Federal Income Tax
  Consequences.............  Under the Internal Revenue Code of 1986, as amended
                             (the "Code"), neither the Company nor any existing stockholder of the Company will be required to recognize any gain or loss as a result of the Company's issuance of Common Stock pursuant to the Transaction Agreements. See "THE PROPOSED TRANSACTION -- Certain Federal Income Tax Consequences."


Accounting Treatment.......  The Proposed Transaction is expected to be recorded using the "pooling-of-interests" method of accounting for financial reporting purposes. Consummation of the Proposed Transaction is conditioned upon receipt by the Company and the BioClin Group of letters from KPMG Peat Marwick LLP to the effect that the Proposed Transaction qualifies for "pooling-of-interests" accounting treatment. See "THE PROPOSED
                             TRANSACTION -- Accounting Treatment."


Opinion of Financial
Advisor....................  Vector Securities International, Inc. ("Vector
                             Securities") has rendered an opinion, dated October 1, 1996, regarding the fairness, from a financial point of view, to the Company of the consideration to be paid by the Company for the BioClin Group pursuant to the Transaction Agreements. See "THE PROPOSED TRANSACTION -- Opinion of Financial Advisor."


Dissenter's Appraisal
Rights.....................  No dissenter's appraisal rights in favor of the existing stockholders of the Company exist with respect to the Proposed Transaction or any other proposal to be considered and voted upon at the Annual Meeting. In connection with the Merger, any stockholder of BioClin U.S. who does not vote in favor of the Merger may elect to forego his or her right to receive shares of Common Stock pursuant to the Merger Agreement and may instead assert his or her statutory appraisal rights under the DGCL. See "THE PROPOSED TRANSACTION -- Dissenter's Appraisal Rights" and "TRANSACTION AGREEMENTS -- General -- Merger Agreement."


Recent Trading Prices of
the Common Stock...........  The reported closing price of the Common Stock on the NASDAQ National Market ("NASDAQ") on August 16, 1996, the last full trading day prior to the public announcement of the Proposed Transaction, was $5 7/8 per share. On November 7, 1996, the reported closing price of the Common Stock on NASDAQ was $4 5/8 per share. See "MARKET PRICE AND DIVIDEND DATA."


Reasons for the Proposed
  Transaction;
  Recommendation of the
  Board of Directors.......  On October 1, 1996, Vector Securities rendered an opinion to the Board of Directors as to the fairness, from a financial point of view, to the Company of the consideration to be paid by the Company in the Proposed Transaction and, thereafter, the Board of Directors unanimously approved the issuance by the Company of 2,632,600 shares of Common Stock pursuant to the Transaction Agreements as well as the submission to the Company's stockholders of such matter for their consideration and approval. See "THE PROPOSED TRANSACTION -- Background of the Proposed Transaction" and "-- Reasons for the Proposed Transaction; Recommendation of the Board of Directors."

                             The decision of the Board of Directors to approve the issuance by the Company of 2,632,600 shares of Common Stock pursuant to the Transaction Agreements was based upon a variety of factors. The Board of Directors believes that the Proposed Transaction represents a unique opportunity to combine the Company's international preclinical drug development services with the international clinical drug development expertise and experience of the BioClin Group to provide for a more rapid transition for a client's drug through various preclinical to clinical stages of development thereby minimizing certain delays which typically occur before a new drug is introduced to the market. The Board of Directors also believes that the Proposed Transaction offers the opportunity to leverage its existing preclinical client base to utilize the combined company's full range of drug development services. In addition, the Proposed Transaction offers the opportunity to leverage investments in information systems and software and to realize economies of scale through centralization of management and administrative functions.

                             The Board of Directors believes that the Proposed Transaction is advisable and in the best interests of the Company and its stockholders. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION AND THE ISSUANCE BY THE COMPANY OF 2,632,600 SHARES OF COMMON STOCK IN CONNECTION THEREWITH. See "THE PROPOSED TRANSACTION -- Reasons for the Proposed Transaction; Recommendation of the Board of Directors."

OTHER PROPOSALS

Election of Directors......  The Company has nominated Messrs. Clarke and
                             O'Connell to stand for re-election as Class II Directors for a new three-year term. Mr. Roj has submitted his resignation from the Board of Directors, effective September 6, 1996. As a result, and pursuant to the Bylaws, the Board of Directors has reduced the number of Directors comprising the Board of Directors to six members. See "ELECTION OF DIRECTORS -- General" and "-- Information Concerning Nominees." Pursuant to the Bylaws, it is contemplated that immediately following the Closing, the Board of Directors will be increased to seven members and Dr. Barbut will be elected as a Class I Director.

                             Upon the earlier of March 31, 1997 or the next vacancy to occur, it is contemplated that Dr. Jensen will be elected as a Class III Director, or as a Director of the class in which the vacancy occurred, as the case may be. Although Dr. Treu has not formally tendered his resignation as a Director of the Company, Dr. Treu has informed the Company that he presently intends to resign as a Director of the Company immediately after the consummation of the Proposed Transaction. Pursuant to the Stockholders' Agreement, upon such resignation of Dr. Treu, if any, the Board of Directors will, in accordance with the Bylaws, elect Dr. Jensen as a Class III Director to fill the vacancy created on the Board of Directors as a result of the resignation of Dr. Treu. No such resignation will become effective until the Chairman of the Board receives a written resignation from Dr. Treu. There can be no assurance that Dr. Treu will submit such a written resignation. See "THE STOCKHOLDERS' AGREEMENT -- Director Designation" and "ELECTION OF DIRECTORS -- Information Concerning Nominees."


Name Change................  On October 1, 1996, the Board of Directors of the
                             Company approved a change in the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated, subject to stockholder approval at the Annual Meeting. In the event that the Proposed Transaction is not consummated, the name of the Company will remain "DNX Corporation."



                             Pursuant to the DGCL and assuming stockholder approval thereof, in order to effect such name change, the Company would file an amendment to the Company's Certificate with the Secretary of State of the State of Delaware immediately following the Closing of the Proposed Transaction. Alternatively, the Company may file a Third Amended and Restated Certificate of Incorporation of the Company reflecting such name change. See "APPROVAL OF NAME CHANGE."


Amendments to 1991 Stock
  Option Plan..............  In August 1995, March 1996 and October 1996, the
                             Board of Directors approved amendments to the Company's 1991 Stock Option Plan to, among other things, increase the maximum number of shares authorized under the 1991 Stock Option Plan by 150,000 shares to an aggregate of 1,500,000 shares of Common Stock. These amendments are subject to stockholder approval at the Annual Meeting. In addition, certain grants pursuant to the August 1995 amendments and certain grants following the March 1996 amendments are subject to stockholder approval at the

                             Annual Meeting. See "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN."

Adoption of 1996 Stock
Option Plan................  On October 1, 1996, the Board of Directors approved adoption of the Company's 1996 Stock Option Plan, subject to stockholder approval at the Annual Meeting. See "APPROVAL OF ADOPTION OF 1996 STOCK OPTION PLAN."

Independent Auditors.......  The Board of Directors has appointed KPMG Peat
                             Marwick LLP as the Company's independent certified public accountants for the Company's current fiscal year, subject to stockholder ratification at the Annual Meeting. See "RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS."


Board Recommendation of
Other Proposals............  The Board of Directors unanimously recommends that stockholders vote "FOR" the election of the Messrs. Clarke and O'Connell as Class II Directors, "FOR" the proposal to amend the Certificate in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated; "FOR" the proposal to amend the Company's 1991 Stock Option Plan and to ratify certain grants thereunder; "FOR" the adoption of the 1996 Stock Option Plan; and "FOR" the ratification of the appointment of the independent certified public accountants for the current fiscal year. Because the approval of the amendment to the Certificate requires approval by a majority of the outstanding shares of Common Stock, the Board of Directors urges all stockholders to attend and vote at the Annual Meeting and to complete and return the enclosed proxy card.

                     SUMMARY FINANCIAL DATA -- THE COMPANY


     The following summary historical consolidated financial information of the Company has been derived from and should be read in conjunction with the information appearing in "SELECTED FINANCIAL DATA -- THE COMPANY," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- THE COMPANY" and "FINANCIAL STATEMENTS -- THE COMPANY," which is included elsewhere in this Proxy Statement. See "MARKET PRICE AND DIVIDEND DATA" for historical trading prices with respect to the Company's Common Stock.


                 HISTORICAL CONSOLIDATED SUMMARY FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                    NINE MONTHS ENDED
                                             YEARS ENDED DECEMBER 31,                 SEPTEMBER 30,
                                 ------------------------------------------------   -----------------
                                 1995(1)    1994     1993(2)     1992     1991(4)    1996     1995(1)
                                 -------   -------   --------   -------   -------   -------   -------
                                                                                    (UNAUDITED)
Historical statement of operations data:
  Revenues.....................  $25,323   $26,529   $ 23,719   $ 7,450   $ 3,093   $21,957   $19,101
  Income (loss) from
     operations................   (2,601)   (5,048)   (19,659)   (7,350)   (6,577)      132    (1,801)
  Net income (loss)............   12,566    (6,679)   (19,389)   (5,970)   (6,328)      296    12,917
  Earnings (loss) per share....     1.39     (0.76)     (2.23)    (0.69)    (1.07)     0.03      1.43



                                                   DECEMBER 31,
                                 ------------------------------------------------    SEPTEMBER 30,
                                 1995(1)    1994       1993     1992(3)   1991(4)         1996
                                 -------   -------   --------   -------   -------   ----------------
                                                                                    (UNAUDITED)
Historical balance sheet data:
  Cash, cash equivalent,
     investments and restricted
     cash......................  $21,820   $ 6,128   $ 14,710   $29,684   $38,672       $ 21,149
  Total assets.................   48,847    36,473     42,171    56,027    43,017         46,250
  Total debt...................    9,973     9,286      9,822     7,002       278          7,677


---------------

(1) On August 29, 1994, DNX Biotherapeutics entered into a Joint Venture Agreement with Baxter (as defined in the "THE COMPANY -- Nextran") to form Nextran (as defined in the "THE COMPANY -- Nextran"), a partnership in which DNX Biotherapeutics had a 30% partnership interest. On September 22, 1995, DNX Biotherapeutics consummated the sale of its 30% partnership interest in Nextran to Transplant Acquisition Inc. for a cash purchase price of $18 million. As a result of the sale of its partnership interest in Nextran, the Company recorded a non-recurring gain, net of expenses, income taxes and related accruals, of $17.3 million. See Note 6 of the Notes to Consolidated Financial Statements included in "FINANCIAL STATEMENTS -- THE COMPANY."

(2) In the third quarter of 1993, the Company initiated a plan to suspend research and development efforts on its hemoglobin blood substitute program and thereby downsized and reorganized its DNX Biotherapeutics operations. In accordance with this decision, the Company recorded a special charge of $7.1 million. See Note 4 of the Notes to Consolidated Financial Statements included in "FINANCIAL STATEMENTS -- THE COMPANY."

(3) Financial information as of December 31, 1992 gives effect to the acquisition of Pharmakon Europe, using the purchase method of accounting from December 31, 1992.

(4) Financial information as of and for the year ended December 31, 1991 gives effect to the acquisition of Pharmakon, using the purchase method of accounting from August 28, 1991.

                  SUMMARY FINANCIAL DATA -- THE BIOCLIN GROUP


     The following historical combined summary financial information of the BioClin Group has been derived from and should be read in conjunction with the information appearing in "SELECTED FINANCIAL DATA -- THE BIOCLIN GROUP," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- THE BIOCLIN GROUP" and "FINANCIAL STATEMENTS -- THE BIOCLIN GROUP," which is included elsewhere in this Proxy Statement.


                   HISTORICAL COMBINED SUMMARY FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                NINE MONTHS ENDED
                                               YEARS ENDED DECEMBER 31,           SEPTEMBER 30,
                                            -------------------------------     ------------------
                                             1995        1994        1993        1996       1995
                                            -------     -------     -------     ------     -------
                                                                                (UNAUDITED)
Historical statement of operations data:
  Net revenues............................  $14,286     $ 9,659     $ 7,175     $9,155     $11,032
  Income (loss) from operations...........      918      (1,772)     (1,958)       313         281
  Net income (loss).......................     (141)     (2,385)     (2,437)        14        (483)



                                                     DECEMBER 31,
                                            -------------------------------
                                             1995        1994        1993
                                            -------     -------     -------     SEPTEMBER 30, 1996
                                                                    (UNAUDITED) ------------------
                                                                                   (UNAUDITED)


Historical balance sheet data:
  Cash and marketable debt securities.....  $ 2,059     $ 1,830     $ 1,312             $1,873
  Total assets............................    6,577       5,662       4,417              8,109
  Total debt..............................   10,160       9,876       8,145              9,983

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                             SUMMARY FINANCIAL DATA


     The following unaudited pro forma combined condensed summary financial data gives effect to the Proposed Transaction, including the issuance by the Company of 2,632,600 shares of Common Stock in connection with the acquisition by the Company of all of the outstanding capital stock of, and equity interests in, the BioClin Group, using the "pooling-of-interests" method of accounting, as if such Proposed Transaction had occurred at the beginning of the earliest period presented, but without giving effect to costs and expenses associated with the Proposed Transaction, which currently are estimated to range between $2.0 million and $2.5 million. The consummation of the Proposed Transaction is subject to a number of conditions. There can be no assurance as to when, if at all, the conditions with respect to the Proposed Transaction will be satisfied or waived. See "TRANSACTION AGREEMENTS -- Conditions to Closing." The unaudited pro forma combined condensed summary financial data are not necessarily indicative of the results of operations or the financial condition that would have been reported had the Proposed Transaction been in effect during those periods, or as of those dates, or that may be reported in the future. The unaudited pro forma combined condensed summary financial data should be read in conjunction with the information appearing in "UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "FINANCIAL STATEMENTS" for each of the Company and the BioClin Group included elsewhere in this Proxy Statement.


         UNAUDITED PRO FORMA COMBINED CONDENSED SUMMARY FINANCIAL DATA
                                 (IN THOUSANDS)


                                                                                NINE MONTHS ENDED
                                              YEARS ENDED DECEMBER 31,            SEPTEMBER 30,
                                          --------------------------------     -------------------
                                           1995        1994         1993        1996        1995
                                          -------     -------     --------     -------     -------
Pro forma DNX and the BioClin Group
  combined condensed statement of
  operations data:
  Net revenues..........................  $39,609     $36,188     $ 30,894     $31,112     $30,133
  Income (loss) from operations.........   (1,683)     (6,820)     (21,617)        445      (1,520)
  Net income (loss).....................   12,425      (9,064)     (21,826)        310      12,434



                                                    DECEMBER 31,
                                          --------------------------------
                                           1995        1994         1993       SEPTEMBER 30, 1996
                                          -------     -------     --------     ------------------
Pro forma DNX and the BioClin Group
  combined condensed balance sheet data:
  Cash, cash equivalents, investments,
     restricted cash and marketable debt
     securities.........................  $23,879     $ 7,958     $ 16,022          $ 23,022
  Total assets..........................   55,424      42,135       46,588            54,359
  Total debt............................   20,133      19,162       17,967            17,660

                                 PER SHARE DATA


     The following table sets forth certain historical per share data of the Company and pro forma per share data for the Company. The pro forma data gives effect to the Proposed Transaction for the twelve month periods ended December 31, 1993, 1994 and 1995 and the nine months ended September 30, 1996. The pro forma information gives effect to the Proposed Transaction under the "pooling-of-interests" method of accounting. The pro forma per share data gives effect to the Proposed Transaction as if it had occurred at the beginning of the period presented. The consummation of the Proposed Transaction is subject to a number of conditions. There can be no assurance as to when, if at all, the conditions with respect to the Proposed Transaction will be satisfied or waived. See "TRANSACTION AGREEMENTS -- Conditions to Closing."



     The pro forma per share data does not purport to represent what the financial position or results of operations would actually have been had the Proposed Transaction occurred at the beginning of the periods presented or to project the financial position or results of operations for any future date or period. This pro forma data should be read in conjunction with the information appearing in "UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "FINANCIAL STATEMENTS" for each of the Company and the BioClin Group included elsewhere in this Proxy Statement.



                                                   YEARS ENDED DECEMBER 31,       NINE MONTHS ENDED
                                                  ---------------------------       SEPTEMBER 30,
                                                  1995       1994       1993      -----------------
                                                  -----     ------     ------           1996
                                                                                  -----------------
                                                                                  (UNAUDITED)
HISTORICAL -- DNX
  Net income (loss) per common share............  $1.39     $(0.76)    $(2.23)          $0.03
  Book value per common share at end of
     period.....................................   3.18       1.62       2.25            3.14
  Cash dividends per share......................   0.00       0.00       0.00            0.00
PRO FORMA COMBINED --
  PER DNX COMMON SHARE (UNAUDITED)
  Net income (loss) per common share............  $1.06     $(0.80)    $(1.93)          $0.03
  Book value per common share at end of
     period.....................................   1.51       0.33       1.04            1.52
  Cash dividends per share......................   0.00       0.00       0.00            0.00

                               THE ANNUAL MEETING

DATE, TIME AND PLACE


     The 1996 Annual Meeting of the Stockholders of the Company will be held on December 18, 1996, at 10:00 a.m., at the Swissotel New York -- The Drake, 440 Park Avenue, New York, New York 10022.


THE PROPOSALS


     At the Annual Meeting, the Company's stockholders will be asked: (i) to consider and vote upon the issuance by the Company of an aggregate of 2,632,600 shares of Common Stock in connection with the Company's acquisition of all of the outstanding capital stock of, or equity interests in, the BioClin Group pursuant to the Transaction Agreements; (ii) to elect two Class II Directors for a new three-year term; (iii) to consider and vote upon a proposal to amend the Company's Certificate in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated; (iv) to consider and vote upon a proposal to amend the Company's 1991 Stock Option Plan and to ratify certain grants of options thereunder; (v) to consider and vote upon a proposal to adopt the Company's 1996 Stock Option Plan; and (vi) to ratify the appointment of the Company's independent certified public accountants for the current fiscal year.


     The proposal to issue 2,632,600 shares of Common Stock pursuant to the Transaction Agreements is being submitted to the Company's stockholders in accordance with Rule 4460(i) of the National Association of Securities Dealers, Inc. (the "NASD") Company Manual. The relevant portion of such Rule requires stockholder approval for the issuance of shares of common stock in a transaction or series of transactions if (i) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock, or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such stock. The 2,632,600 shares of Common Stock to be issued pursuant to the Transaction Agreements represents approximately 30.2% of the Common Stock issued and outstanding prior to such issuance, and represents in the aggregate approximately 30.2% of the Company's voting power outstanding prior to such issuance. See "THE PROPOSED TRANSACTION" and "TRANSACTION AGREEMENTS" for a detailed discussion of the proposal to issue 2,632,600 shares of Common Stock pursuant to the Transaction Agreements.

     At the Annual Meeting, the Company's stockholders will be asked to elect, as Class II Directors, Messrs. Clarke and O'Connell for new three-year terms. Pursuant to the Stockholders' Agreement, within five business days after the Closing, the Company will take all actions reasonably necessary to elect to the Board of Directors one member designated by the BioClin Interest Holders reasonably acceptable to the Company. The Stockholders' Agreement provides that Dr. Barbut and Dr. Jensen are acceptable nominees to the Company. The BioClin Interest Holders have informed the Company that Dr. Barbut will be such designee. Accordingly, in accordance with the Company's Bylaws, it is contemplated that immediately following the Closing, the Company will increase its Board of Directors by one member and elect Dr. Barbut, as the nominee of the BioClin Interest Holders, as a Class I Director of the Company.

     Upon the earlier to occur of the next vacancy on the Board of Directors or March 31, 1997, the BioClin Interest Holders have the right to designate one additional member reasonably acceptable to the Company to the Board of Directors. The BioClin Interest Holders have informed the Company that Dr. Jensen will be such designee. At such time, the Company will, if necessary and in accordance with its Bylaws, increase its Board of Directors by one member, and elect Dr. Jensen as a Class III Director of the Company, or as a Director of the class in which the vacancy occurred, as the case may be. Although Dr. Treu has not formally tendered his resignation as a Director of the Company, Dr. Treu has informed the Company that he presently intends to resign as a Director of the Company immediately after the consummation of the Proposed Transaction. Pursuant to the Stockholders' Agreement, upon such resignation of Dr. Treu, if any, the Board of Directors will, in accordance with the Bylaws, elect Dr. Jensen as a Class III Director to fill the vacancy created on the Board of Directors as a result of the resignation of Dr. Treu. No such resignation will become effective until the Chairman of the Board receives a written resignation from Dr. Treu. There can be no assurance that Dr. Treu will submit such a written resignation. See "THE STOCKHOLDERS' AGREEMENT -- Director Designation" and "ELECTION OF
DIRECTORS -- Information Concerning Nominees."


     At the Annual Meeting, the Company's stockholders will also be asked to consider and vote upon an amendment to the Certificate in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated. See "APPROVAL OF NAME CHANGE."


     At the Annual Meeting, the Company's stockholders will also be asked to consider and vote upon a proposal to amend the Company's 1991 Stock Option Plan and to ratify certain grants of options thereunder. See "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN." In addition, the Company's stockholders will be asked to consider and vote upon the adoption of the Company's 1996 Stock Option Plan. See "APPROVAL OF ADOPTION OF 1996 STOCK OPTION PLAN."

     At the Annual Meeting, the Company's stockholders will also be asked to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year. See "RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS."

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                         "FOR" EACH OF THESE PROPOSALS.

RECORD DATE; VOTING


     The Board of Directors has fixed the close of business on November 1, 1996 as the Record Date for determining the holders of Common Stock entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 8,720,858 shares of the Common Stock, all of one class, and all of which are entitled to be voted at the Annual Meeting. Holders of issued and outstanding shares of Common Stock are entitled to one vote for each share held. In accordance with the DGCL, the Certificate and the Bylaws, the Company may, if necessary, convene and, by a vote of the stockholders, adjourn the Annual Meeting to a later date or dates, without changing the Record Date. If the Company were to determine that an adjournment were desirable, the appointed proxies would use the discretionary authority granted pursuant to the proxy card to vote in favor of such an adjournment.



     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business. Pursuant to
Section 242(b) of the DGCL, approval of the proposal to amend the Certificate in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated requires the affirmative vote, in person or by proxy, of a majority of the outstanding shares of Common Stock. In all other matters, other than the election of Directors, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present, entitled to vote and actually voting at the Annual Meeting in person or by proxy on such matter is required to approve each proposal to be considered at the Annual Meeting or any adjournments or postponements thereof. Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed for the Annual Meeting.



     As of the Record Date, the Directors and executive officers of the Company as a group beneficially owned in the aggregate approximately 15.9% of the then outstanding shares of Common Stock. Such Directors and executive officers have advised the Company that they intend to vote, or direct the vote, of all shares of Common Stock over which they possess voting power in favor of each of the proposals to be voted on at the Annual Meeting, subject to and consistent with any fiduciary obligations they may have.

PROXIES AND EFFECTS OF ABSTENTIONS AND NON-VOTES

     This Proxy Statement is being furnished to the Company's stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors for use at the Annual Meeting or any adjournments or postponements thereof. The proposals described above under "-- The Proposals" will be considered and voted upon at the Annual Meeting.


     If a stockholder properly executes and returns the enclosed proxy card, it will be voted according to his or her instructions. If no instructions are given, the proxy will be voted "FOR" the proposal for the Company to issue 2,632,600 shares of Common Stock pursuant to the Transaction Agreements; "FOR" the election as Class II Directors of the two nominees identified in this Proxy Statement; "FOR" the proposal to amend the Certificate in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated; "FOR" the proposal to amend the Company's 1991 Stock Option Plan and to ratify certain grants of options thereunder; "FOR" the adoption of the Company's 1996 Stock Option Plan; "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent certified public accountants for the current fiscal year; and in the discretion of the proxies with respect to any other matter that may properly come before the Annual Meeting or any adjournments or postponements thereof. A properly executed proxy marked "abstain," or required to be treated as a "broker non-vote," although counted for purposes of determining whether there is a quorum at the Annual Meeting or any adjournments or postponements, will not be voted.



     A "broker non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Because the approval of the amendment to the Certificate in order to change the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated requires approval by a majority of the outstanding shares of Common Stock, any such "broker non-vote" will effectively be treated as a vote "AGAINST" such amendment to the Certificate.


     A holder of shares of Common Stock may revoke his or her proxy at any time prior to its use by: (1) delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy; (2) attending the Annual Meeting and voting in person; or (3) giving notice of revocation of the proxy at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Prior to the Annual Meeting, any written notice of revocation should be sent to DNX Corporation, 575 Route 28, Raritan, New Jersey 08869, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary of the Company, at such address, at or before the taking of the vote or at the Annual Meeting. A stockholder may also be requested to present such documents as shall be reasonably requested for the purpose of establishing such stockholder's identity.

     The Board of Directors is not currently aware of any business to be acted upon at the Annual Meeting or any adjournments or postponements thereof other than as described herein. If, however, other matters are properly brought before the Annual Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

SOLICITATION OF PROXIES


     The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the Directors, officers and employees of the Company by personal interview, telephone or telegram. Such Directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith. The Company has retained Shareholder Communications at an estimated cost of $5,000, plus expenses incurred by Shareholder Communications, to assist the Company in soliciting proxies for the Annual Meeting.

                      PROPOSAL 1: THE PROPOSED TRANSACTION


BACKGROUND OF THE PROPOSED TRANSACTION

     Two of the most critical stages in the development of new drugs are preclinical and clinical testing. In preclinical testing, the sponsor of the new drug conducts laboratory analyses and animal tests to determine the basic biological activity and safety of the drug. After successfully completing the preclinical phase, the drug undergoes a series of clinical tests in humans, typically progressing from dosing studies in healthy volunteers to testing in patients with the targeted disease. Clinical trials often represent the most expensive and time-consuming part of the overall drug development process. The information generated during these trials is critical for gaining marketing approval from the U.S. Food and Drug Administration (the "FDA") or other regulatory agencies. In the United States, preclinical and clinical testing must comply with the requirements of Good Laboratory Practice and Good Clinical Practice and other standards promulgated by the FDA and other federal and state governmental authorities. See "THE COMPANY -- General" and "THE BIOCLIN
GROUP -- Drug Development."

     The Company believes that worldwide expenditures for drug development and medical devices by the pharmaceutical, biotechnology and medical device industries will reach $35 billion in 1996, approximately $10 billion of which will be spent on preclinical and clinical trials, with approximately $2.5 billion of that amount being outsourced to CROs.

     The Company believes that certain industry trends will continue to increase the need for pharmaceutical and biotechnology companies to outsource the design and management of their clinical trials. These trends include: (i) the desire of many pharmaceutical companies to respond to cost containment pressures and reduce the high fixed costs associated with peak-load staffing for drug development by relying on a combination of internal resources and CROs; (ii) the attempt by pharmaceutical and biotechnology companies to globalize clinical research and development to maximize profits from a given drug by pursuing regulatory approvals in multiple countries simultaneously by outsourcing to CROs with global capabilities; (iii) the maturation of the biotechnology industry and the resulting increase in the demand for expertise and services provided by outside sources, including CROs; (iv) the desire by pharmaceutical and biotechnology companies to reduce the time required to develop and bring a new drug to market by outsourcing preclinical and clinical trials to CROs that provide a full range of services; (v) the efforts by pharmaceutical and biotechnology companies to confront the increasingly complex and stringent regulatory requirements in many jurisdictions by taking advantage of the data management expertise, technological capabilities and global presence of CROs;
(vi) the escalation of worldwide research and development expenditures for new drugs, including amounts spent on services of the type provided by CROs, resulting from pressures to develop new drugs for the treatment of chronic disorders and life-threatening diseases; and (vii) the efforts by pharmaceutical companies to reserve their internal resources for the development of new drugs by using CROs to manage and conduct preclinical and clinical trials.

     In response to these trends, the CRO industry has begun to experience consolidation, including the formation of strategic alliances. Pharmaceutical companies have begun to utilize a smaller pool of CROs and have sought to transform their contractual relationships with CROs from "vendor" to "strategic partner." Biotechnology companies have also begun to take a more global, long-term perspective on their CRO contracting activities.

     The Company was founded as a transgenic animal company using its technology to genetically engineer rodents to more accurately exhibit human pathological responses to disease. The Company expanded the use of its technology to genetically engineer pigs to produce human blood proteins and xenografts. Beginning in 1991 in connection with the acquisition of Pharmakon, the Company began to devote resources to the development of a business providing preclinical testing services to the biotechnology and pharmaceutical industries and incorporated transgenic technology for these services. In August 1994, the Company decided to focus its efforts on opportunities as a provider of drug development services. As a result, the Company formed Nextran in 1994 to finance development of xenograft and blood substitute products and eventually sold its interest in Nextran in 1995 based on the parameters established in the 1994 joint venture documentation. See "THE COMPANY -- Nextran."

     As a result of the Company's decision to take advantage of opportunities as a provider of drug development services, the Company had discussions during the second half of 1994 and during early 1995 with several financial advisors and consultants with respect to possible growth strategies and opportunities. In April 1995, the Company retained Vector Securities to identify potential strategic acquisition opportunities and to assist in the negotiation and consummation of one or more business combinations. Over the next few months, the Company and Vector Securities worked together to develop criteria for the "ideal" strategic acquisition opportunity. See "-- Opinion of Financial Advisor."

     From May 1995 through March 1996, Vector Securities, Mr. Schmitt, the Company's Chairman, President and Chief Executive Officer, Mr. Cooper, the Company's Senior Vice President and Chief Financial Officer, and Dr. Modeweg, President of Pharmakon, had informal meetings and discussions with several of the potential strategic acquisition candidates identified by Vector Securities, other than the BioClin Group. None of these informal discussions ever progressed beyond the preliminary stage.

     On August 18, 1995, Vector Securities and Mr. Schmitt and Dr. Modeweg met in Dusseldorf, Germany with Dr. Barbut, Dr. Jensen and Mr. Phil Davies of the BioClin Group. At this meeting, the Company presented its strategy for acquiring a clinical drug development company and presented criteria for its "ideal" strategic acquisition candidate. The BioClin Group represented that it met such criteria. The parties each agreed to consider the opportunity and contact each other for further discussions.

     On October 3, 1995, Dr. Barbut and Dr. Jensen visited the Company's facilities at Pharmakon and met with Pharmakon North American management, Messrs. Schmitt and Cooper, and Messrs. Clarke and O'Connell, members of the Company's Board of Directors. On October 4, 1995, Vector Securities and Messrs. Schmitt, Cooper and Craig Coffman, Pharmakon's Director of Business Development, met with Dr. Barbut and Dr. Jensen at the BioClin Group's Austin, Texas facilities. On October 5, 1995, Vector Securities and Messrs. Schmitt and Cooper met in Austin, Texas with Dr. Barbut and Dr. Jensen to preliminarily discuss a proposed post-transaction business organizational structure, ongoing business strategy and synergy opportunities.

     During late October and early November 1995, Messrs. Schmitt and Cooper participated in several conference calls with Vector Securities to discuss other potential strategic acquisition candidates. Based upon their reviews of such other candidates, Messrs. Schmitt and Cooper concluded that the BioClin Group was an attractive acquisition candidate. On November 2, 1995, Messrs. Schmitt and Cooper participated in a conference call with Messrs. Clarke, O'Connell and Paulson and Dr. Treu of the Company's Board of Directors to discuss the BioClin Group and other potential strategic acquisition candidates.

     On November 8 through 10, 1995, Vector Securities and Mr. Cooper met in Miami, Florida with Dr. Barbut, Dr. Jensen and Mr. Carl Caron, the Chief Financial Officer of BioClin U.S., to review and develop financial information for the BioClin Group. On November 13, 1995, Vector Securities and Messrs. Schmitt, Cooper, Clarke and Paulson met at the offices of Vector Securities in Chicago with Dr. Barbut and Dr. Jensen to discuss possible transaction structures and valuation analyses.

     On December 7, 1995, Vector Securities and Messrs. Schmitt and Cooper participated in a conference call to review financial models and business combination alternatives to present to the BioClin Group. On December 11, 1995, Vector Securities and Mr. Schmitt met in New York City with Dr. Barbut and discussed the Company's proposal to acquire the BioClin Group. Dr. Barbut indicated interest in such proposal, subject to further review and discussion with the BioClin Group's boards of directors and its financial and legal advisors.

     On December 18, 1995, Messrs. Schmitt and Cooper and Dr. Modeweg met at the Company's executive offices with Dr. Barbut and Dr. Jensen to discuss the short- and long-term strategic vision of the proposed combined company. At this meeting, the Company and the BioClin Group discussed that the proposed combined company should adopt a new name and corporate identity program.

     On December 19, 1995, Messrs. Schmitt and Cooper discussed the BioClin Group acquisition proposal during a regularly scheduled meeting of the Company's Board of Directors and answered questions about the BioClin Group and the acquisition proposal.

     On January 19, 1996, Vector Securities visited the BioClin Group's Richmond, Virginia corporate office to meet with Dr. Barbut to discuss the BioClin Group's reaction to the Company's acquisition proposal. During late January 1996, Messrs. Schmitt and Cooper participated in several conference calls with Vector Securities to discuss the BioClin Group's reaction to the Company's proposal and the BioClin Group's counterproposals.

     On February 14, 1996, Mr. Schmitt and Dr. Modeweg met with Dr. Barbut at Pharmakon Europe in Lyon, France in order to enable Dr. Barbut to tour Pharmakon Europe's facilities and meet with members of its staff. In addition, Dr. Barbut and Mr. Schmitt also discussed the parameters for the Company's proposal to acquire the BioClin Group.

     On February 27, 1996, Vector Securities and Messrs. Schmitt and Cooper met in Baltimore, Maryland with Dr. Barbut and Dr. Jensen to further discuss the financial terms of the acquisition.

     On March 8, 1996, Vector Securities attended a regularly scheduled meeting of the Board of Directors and discussed with the Board of Directors the structure of the then-current transaction.

     During March 1996, Messrs. Schmitt and Cooper met and participated in conference calls with its independent auditors and financial and legal advisors to coordinate the financial and legal due diligence process and the preparation of audited financial statements for the BioClin Group.

     During the week of March 18, 1996, in a continuation of the December 18, 1995 session, Messrs. Schmitt and Cooper and Dr. Modeweg met at the Pharmakon Europe facility in Lyon, France with Dr. Barbut and Dr. Jensen to discuss the short- and long-term strategic vision of the proposed combined company.

     During April 1996, the Company's legal and financial advisors and independent auditors conducted legal and financial due diligence. On April 11, 1996, Mr. Cooper visited the Richmond, Virginia corporate offices of the BioClin Group to conduct due diligence regarding the financial management and operations of the BioClin Group.

     On April 18, 1996, Dr. Barbut and Dr. Jensen visited the Company's executive offices to meet with the Company's Board of Directors. Messrs. Schmitt and Cooper discussed the BioClin Group acquisition proposal during a regularly scheduled meeting of the Board of Directors and answered questions regarding such proposal. In addition, Messrs. Schmitt and Cooper discussed the financial and legal due diligence process and the Board of Directors provided advice and counsel on such process.

     During the last half of April 1996, Vector Securities and the Company's technical and clinical consultants conducted due diligence reviews of the BioClin Group's clinical, data management/statistical information technology systems, and business operations for the BioClin Group's U.S. and European operations.

     During the week of May 6, 1996, Messrs. Schmitt and Cooper and the Company's legal, accounting and financial advisors met in New York City with Dr. Barbut and Dr. Jensen and the BioClin Group's legal advisors to discuss the structure of the Proposed Transaction. During these meetings, the Company, the BioClin Group and their respective advisors discussed the terms of the Proposed Transaction to determine whether it would qualify for "pooling-of-interests" accounting treatment. At these meetings, the Proposed Transaction was structured as an exchange of Common Stock by the Company for the outstanding capital stock and equity interests of the BioClin Group and it was concluded that the Proposed Transaction, as structured, would qualify for "pooling-of-interests" accounting treatment.

     On May 9, 1996, Vector Securities and Messrs. Schmitt and Cooper participated in a conference call with the Company's technical and clinical consultants to discuss the results of the business due diligence process conducted during late April 1996. On May 15, 1996, Mr. Caron visited the Company's executive offices to review the status of the Company's financial due diligence process with Mr. Cooper. On May 31, 1996, Messrs. Schmitt and Cooper and the Company's independent auditors and legal advisors participated in a conference call with Dr. Barbut and Dr. Jensen and the BioClin Group's legal advisors to discuss the status of the financial and legal due diligence and the proposed schedule for final negotiation and consummation of the Proposed Transaction.

     On June 6, 1996, Vector Securities, Messrs. Schmitt and Cooper and the Company's legal advisors met in New York City with Dr. Barbut and Dr. Jensen and the BioClin Group's legal advisors to negotiate the terms of the Proposed Transaction. Terms of the Proposed Transaction and the Transaction Agreements were discussed in detail at such meeting. In particular, the parties discussed the aggregate number of shares of Common Stock to be issued by the Company in the Proposed Transaction, the financial performance standards of the BioClin Group for fiscal 1995 and the potential impact of the financial results of the BioClin Group on the Proposed Transaction. The parties agreed that final resolution of these issues was subject to the preparation and review of audited financial statements for the BioClin Group for fiscal 1995.

     On June 17, 1996, Mr. Cooper visited the BioClin Group's European operations to review financial due diligence results and the status of the preparation of audited financial statements for the BioClin Group as well as the BioClin Group's ongoing financial reporting capabilities. During this visit, Mr. Cooper identified specific resources required to develop financial reporting processes for the BioClin Group's European operations that would comply with Securities and Exchange Commission (the "Commission") requirements and U.S. generally accepted accounting principles so that consolidated financial statements could be prepared on an ongoing basis following the Closing.


     On June 24, 1996, Messrs. Schmitt and Cooper discussed the Proposed Transaction during a regularly scheduled meeting of the Board of Directors. The Board of Directors approved the general structure and terms of the Proposed Transaction, subject to (i) negotiation of definitive Transaction Agreements,
(ii) the receipt by the Company of a fairness opinion from the Company's financial advisor and (iii) negotiation of acceptable consideration terms based on the BioClin Group's financial performance criteria discussed at the June 6, 1996 meeting. On June 25, 1996, Mr. Schmitt met with the senior management of the Company to discuss the Proposed Transaction.


     On July 19, 1996, the Company and the BioClin Group agreed that the Company would issue 2,632,600 shares of Common Stock in connection with the Company's acquisition of the outstanding capital stock and equity interests of the BioClin Group pursuant to the Transaction Agreements, subject to resolution of certain outstanding issues under the Transaction Agreements, including verification by the Company of certain material contractual arrangements of the BioClin Group. On July 19, 1996, the Company and the BioClin Group agreed on the allocation of the 2,632,600 shares of Common Stock among the various BioClin Group entities and interest holders thereof.


     At a regularly scheduled meeting of the Board of Directors on July 22, 1996, the Board of Directors authorized the Company to enter into the Transaction Agreements, subject to receiving a fairness opinion from the Company's financial advisor and resolution of certain outstanding issues under the Transaction Agreements, including verification by the Company of certain material contractual arrangements of the BioClin Group.



     During July and early August 1996, Messrs. Schmitt and Cooper and the Company's independent auditors and legal advisors participated in a series of conference calls to discuss the final terms of the Transaction Agreements (as well as the Stockholders' Agreement and the Employment Agreements with Dr. Barbut and Dr. Jensen) and to discuss a schedule for the consummation of the Proposed Transaction. Most significantly, during this period the Company required, as a condition of entering into the Transaction Agreements, receipt by the BioClin Group of a written confirmation of an amendment to one of the BioClin Group's contracts that was satisfactory to the Company and consistent with the financial models used to determine the consideration to be paid in the Proposed Transaction. This contract represents a significant percentage of the revenues of the BioClin Group. On July 29, 1996, Mr. Cooper visited the BioClin Group's European operations and met with Dr. Jensen and Mr. Stephane Bulle of the Company to review the financial reporting capabilities of the BioClin Group and the status of the preparation of audited financial statements for the BioClin Group.

     On August 16, 1996, the BioClin Group received the written confirmation of the amendment of such contract and on August 17, 1996 the Company, its independent auditors and its financial advisors reviewed such confirmation. On August 19, 1996, the Company entered into the Transaction Agreements and publicly announced the Proposed Transaction.


REASONS FOR THE PROPOSED TRANSACTION; RECOMMENDATION OF THE BOARD OF DIRECTORS

     On October 1, 1996, the Board of Directors unanimously approved the issuance by the Company of 2,632,600 shares of Common Stock pursuant to the Transaction Agreements as well as the submission to the Company's stockholders of such matter for their consideration and approval. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION.

     The decision of the Board of Directors to approve the issuance by the Company of 2,632,600 shares of Common Stock pursuant to the Transaction Agreements was based upon a variety of factors. The following summarizes the material factors considered by the Board of Directors in reaching its decision. See "THE PROPOSED TRANSACTION -- Background of the Proposed Transaction."


     In the course of its deliberations, the Board of Directors reviewed with the Company's management a number of factors relevant to the Proposed Transaction. In particular, the Board of Directors considered, among other things: (i) information concerning the Company's and the BioClin Group's respective business, prospects, historical and projected financial performances, financial condition and operations; (ii) analyses of the respective projected contributions to net revenues, operating profits and the incomes of each company; (iii) reports from management on the Company's business, financial and legal due diligence investigation of the BioClin Group; (iv) the business reputation and capabilities of the management of the BioClin Group, as well as the compatibility of the managements, and corporate cultures of the Company and the BioClin Group; (v) the opinion of Vector Securities to the effect that the consideration proposed to be paid by the Company pursuant to the Transaction Agreements is fair, from a financial point of view, to the Company, including the presentation given by Vector Securities to the Board of Directors in connection with such opinion; (vi) the anticipated accounting and tax treatment of the Proposed Transaction; (vii) multiples of earnings for publicly traded companies with businesses comparable to the BioClin Group; and (viii) multiples paid in other CRO merger and acquisition transactions.


     In its deliberations concerning the Proposed Transaction, the Board of Directors also considered a variety of additional considerations and risk factors, including: (i) the historical financial performance of the BioClin Group; (ii) the percentage ownership dilution to the Company's stockholders resulting from the issuance by the Company of Common Stock in the Proposed Transaction; (iii) the risk that the public market price of the Common Stock might initially be adversely affected by the Proposed Transaction; (iv) the risk that the proposed combined company might not achieve revenues equal to the sum of the expected revenues of the separate companies; (v) the risk that other benefits sought in the Proposed Transaction will not be obtained; and (vi) the cost of integration of the operations of the Company and the BioClin Group and its impact on the combined results of the proposed combined company following consummation of the Proposed Transaction.

     Finally, the Board of Directors requested and received a written opinion from Vector Securities, dated October 1, 1996, to the effect that, based on and subject to the review and analyses described therein, including the various assumptions and limitations set forth therein, the consideration proposed to be paid by the Company pursuant to the Transaction Agreements is fair, from a financial point of view, to the Company. See "-- Opinion of Financial Advisor."

     In light of these factors, the Board of Directors concluded that the Proposed Transaction was advisable and in the best interests of the Company and its stockholders for the following reasons, among others:

     (i) The Board of Directors believes that the Proposed Transaction represents a unique opportunity to combine the Company's international preclinical drug development services with the international clinical drug development expertise and experience of the BioClin Group. The combined company will be organized to provide for a more rapid transition for a client's drug through various preclinical to clinical stages of development thereby minimizing certain delays which typically occur before a new drug is introduced to the market. As a result, the Board of Directors believes that the combined company will be in a stronger position to take advantage of the opportunities available in the currently expanding market for CROs.


     (ii) The Proposed Transaction with the BioClin Group offers the Company the opportunity to leverage its existing preclinical client base to utilize the combined company's full range of drug development services; in particular, drug development services relating to Phase I through Phase IV trials. The Company has provided services to over 250 clients in 16 countries during the past three years. The BioClin Group has provided services to over 30 clinical clients in 7 countries during the past three years.


     (iii) The Proposed Transaction with the BioClin Group offers the opportunity to leverage investments in information systems and software, and to realize economies of scale through centralization of general management and administrative functions over a larger revenue base.

     (iv) The Proposed Transaction with the BioClin Group offers the opportunity to expand upon the Company's international operations through the BioClin Group's existing international operations and the ability of the combined company to expand even more broadly geographically, as demanded by the pharmaceutical and biotechnology industry's desire to complete global drug development projects through the conduct of simultaneous clinical trails in multiple jurisdictions.

     (v) The Board of Directors believes that based on publicly reported revenues for fiscal 1995 the combination of the Company and the BioClin Group will result in the combined company being one of the ten largest publicly traded contract research organizations. The Board of Directors believes that larger CROs will benefit as a result of the desire of many pharmaceutical and biotechnology companies to decrease the number of CROs with whom they contract to those capable of managing preclinical through clinical drug development on a global basis.

     (vi) The Board of Directors believes that the combined company will have the ability to more effectively manage the capacity utilization of the Phase I services provided by the BioClin Institute in Dusseldorf, Germany.

     (vii) The opinion of Vector Securities to the Board of Directors to the effect that as of October 1, 1996, and based upon and subject to certain matters, the consideration to be paid in the Proposed Transaction is fair, from a financial point of view, to the Company.


     The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive, but it does include all material factors considered by the Board of Directors. In view of the wide variety of factors, both positive and negative, considered by the Board of Directors, the Board of Directors did not find it practical to, and did not, quantify or otherwise assign relative weights to the specific factors considered, and individual Directors may have given differing weights to different factors. After taking into consideration all of the factors set forth above, the Board of Directors determined that the Proposed Transaction was in the best interests of the Company and the Company's stockholders and that the Company should proceed with the Proposed Transaction.


     THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE PROPOSED TRANSACTION IS IN THE BEST INTERESTS OF THE COMPANY AND THE COMPANY'S STOCKHOLDERS. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ISSUANCE BY THE COMPANY OF 2,632,600 SHARES OF COMMON STOCK PURSUANT TO THE TRANSACTION AGREEMENTS AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSED TRANSACTION AND SUCH ISSUANCE OF 2,632,600 SHARES OF COMMON STOCK.

OPINION OF FINANCIAL ADVISOR

     General. As described above under the heading "-- Background of the Proposed Transaction," the Company retained Vector Securities, pursuant to an engagement letter, dated April 20, 1995, to provide financial advisory services in connection with possible business combination or strategic partnership transac-tions in which the Company might become involved and, if requested, to render its opinion regarding the fairness, from a financial point of view, of the consideration to be paid in such a transaction.


     The amount of the consideration to be paid by the Company in connection with the Proposed Transaction was determined through negotiations between the Company and the BioClin Group. At a special meeting of the Company's Board of Directors held on October 1, 1996, Vector Securities presented to the Board of Directors its oral opinion, which opinion was subsequently confirmed in a written opinion dated as of October 1, 1996, that, as of such date and subject to the assumptions made, factors considered and limits of review undertaken as set forth in such opinion, the consideration to be paid by the Company in the Proposed Transaction is fair to the Company from a financial point of view.


     THE COMPLETE TEXT OF THE OPINION, WHICH SETS FORTH CERTAIN ASSUMPTIONS MADE, FACTORS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN BY VECTOR SECURITIES IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND IS INCORPORATED HEREIN BY REFERENCE. THE SUMMARY OF THE OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ SUCH OPINION CAREFULLY AND IN ITS ENTIRETY. THE OPINION OF VECTOR SECURITIES WAS DIRECTED TO THE COMPANY'S BOARD OF DIRECTORS IN CONNECTION WITH AND FOR THE PURPOSES OF THEIR EVALUATION OF THE PROPOSED TRANSACTION AND DID NOT CONSTITUTE A RECOMMENDATION TO THE BOARD OF DIRECTORS WITH RESPECT TO THE APPROVAL OF THE PROPOSED TRANSACTION NOR DOES IT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF THE COMPANY AS TO HOW SUCH STOCKHOLDER SHOULD VOTE WITH RESPECT TO THE PROPOSED TRANSACTION.

     In arriving at its opinion, Vector Securities, among other things: (i) reviewed executed copies of the Transaction Agreements; (ii) held discussions with certain members of the management of the Company and the BioClin Group concerning their respective businesses, operations and prospects, as well as other matters it believed relevant to its inquiry; (iii) visited the facilities of the Company and the BioClin Group; (iv) reviewed certain business and financial information of the Company and the BioClin Group, including financial forecasts, prepared and provided by the respective managements of the Company and the BioClin Group; (v) compared certain financial data of the Company and the BioClin Group with such other publicly traded companies as Vector Securities deemed reasonably comparable; (vi) compared the financial terms of the Proposed Transaction with those of other transactions which Vector Securities deemed reasonably comparable; (vii) reviewed the pro forma impact of the Proposed Transaction on the Company's financial results and condition; (viii) reviewed certain documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"); (ix) reviewed the price and trading history of the Common Stock; and (x) performed such other studies, analyses and investigations as Vector Securities deemed appropriate.

     In connection with its opinion, Vector Securities neither attempted independently to verify nor assumed any responsibility for independent verification of any information publicly available or supplied or otherwise made available to it regarding the Company and the BioClin Group and Vector Securities has assumed and relied on such information being accurate and complete in all respects. Vector Securities has not made or obtained, or assumed any responsibility for making or obtaining, any independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of the Company or the BioClin Group, nor has Vector Securities been furnished with any such evaluations or appraisals. With respect to the financial projections of the Company and the BioClin Group referred to above, Vector Securities has assumed that they have been reasonably prepared on bases reflecting the best available estimates and educated judgments of the management of the Company and the BioClin Group as to the future financial performance of the Company and the BioClin Group, respectively, and that the Company and the BioClin Group will perform substantially in accordance with such projections. Vector Securities assumes no responsibility for and expresses no view as to such forecasts or the assumptions under which they are prepared. Vector Securities has also taken into account its assessment of general economic, market and financial conditions and its knowledge of the contract research organization (CRO) industry, as well as its experience in connection with similar transactions and securities valuation generally. The conclusions of Vector Securities are based solely on information available to it on or before the date of its opinion and reflect economic, market and other conditions as of such date. In rendering its opinion, Vector Securities assumed that the Proposed Transaction will qualify as a "pooling-of-interests" under United States generally accepted accounting principles. Vector Securities has also assumed that the Proposed Transaction will be consummated on the terms described in the Transaction Agreements, without any material waiver of or modification by the Company or the BioClin Group, and that obtaining any necessary regulatory approvals for the Proposed Transaction will not have an adverse effect on the Company or the BioClin Group. Vector Securities expresses no opinion as to what the value of the Common Stock of the Company to be issued to the BioClin Group stockholders will actually be when issued pursuant to the Proposed Transaction.

     The summary set forth in this section does not purport to be a complete description of the analyses performed by Vector Securities in arriving at its opinion. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Furthermore, in arriving at its fairness opinion, Vector Securities did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Vector Securities believes that its analyses must be considered as a whole and that considering any portions of such analyses and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. With respect to the comparable publicly traded company analysis and comparable transactions analysis summarized below, no public company or transaction utilized as a comparison is identical to the Company, the BioClin Group or the Proposed Transaction and such analyses necessarily involve complex considerations and judgments concerning the differences in financial and operating characteristics of the companies and other factors and could affect the acquisition or public trading values of the companies concerned. In its analyses, Vector Securities made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company and the BioClin Group and involve the application of complex methodologies and judgments. Any estimates and financial projections used in these analyses are inherently uncertain and are therefore not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses and securities do not purport to be appraisals or to reflect the prices at which the businesses or securities actually may be sold. Accordingly, because such estimates are inherently subject to uncertainty being based upon numerous factors and events beyond the control of the parties or their respective advisors, neither the Company, the BioClin Group, Vector Securities nor any other person assumes any responsibility for their accuracy.

     The following is a summary of the material financial and comparative analyses performed by Vector Securities in arriving at its October 1, 1996 opinion.

     Discounted Cash Flow Analysis. Vector Securities analyzed the equity value of each of the Company and the BioClin Group utilizing an unlevered discounted cash flow analysis. Each of these analyses was based solely upon information, including certain projected financial information, prepared or provided by the respective managements of the Company or the BioClin Group, as the case may be. The projections were based on assumptions that were made by the respective managements of the Company and the BioClin Group.

     Vector Securities calculated a range of implied equity values for the Common Stock by adding the present value of (i) the Company's projected four-year stream of unlevered after-tax cash flows and (ii) its fiscal 1999 terminal value based upon a range of multiples of the Company's projected earnings before interest and taxes ("EBIT") for fiscal 1999, assuming the Company were to perform on a stand-alone basis (without giving effect to the Proposed Transaction) in accordance with management's projections. Vector Securities utilized discount rates ranging from 15% to 25% and terminal value multiples of 1999 EBIT ranging from 15x to 25x. Vector Securities deducted the Company's net debt (total outstanding debt less cash) from the sum of the present values calculated above to obtain a range of implied equity values for the Common Stock. Based on this analysis, Vector Securities indicated a range of implied equity values for the Common Stock of $46.3 million to $83.2 million, or $5.06 to $8.57 per share on a fully-diluted basis.

     Vector Securities calculated a range of implied equity values for the BioClin Group by adding the present value of (i) the BioClin Group's projected four-year stream of unlevered after-tax cash flows and (ii) its fiscal 1999 terminal value based upon a range of multiples of the BioClin Group's projected EBIT for fiscal 1999, assuming the BioClin Group were to perform on a stand-alone basis (without giving effect to the Proposed Transaction) in accordance with the BioClin Group's projections. Vector Securities utilized discount rates ranging from 25% to 35% and terminal value multiples of 1999 EBIT ranging from 20x to 30x. Vector Securities deducted the BioClin Group's net debt to obtain a range of implied equity values for the BioClin Group. Based on this analysis, Vector Securities indicated a range of implied equity values for the BioClin Group of $17.8 million to $43.2 million.


     Selected Comparable Company Analysis. Using publicly available information, Vector Securities reviewed and compared selected financial data of the Company and the BioClin Group with similar data of selected publicly traded companies engaged in businesses considered by Vector Securities to be reasonably comparable to those of the Company and the BioClin Group for the purpose of its analysis. Vector Securities included the following companies in its analysis:
Applied Bioscience International, Inc.; ClinTrials Research, Inc.; Collaborative Clinical Research, Inc.; IBAH, Inc.; Parexel International Corporation; Pharmaceutical Product Development, Inc.; Phoenix International Life Sciences, Inc.; and Quintiles Transnational Corporation (collectively, the "Comparable Companies"). For each of the Comparable Companies, Vector Securities calculated, among other things, current market price per share as a multiple of each of the latest 12 months ("LTM") earnings per share ("EPS"), current fiscal year EPS estimate, next fiscal year EPS estimate and the latest reported tangible book value per share. The current fiscal year EPS and next fiscal year EPS estimates were based on the mean of publicly-available earnings estimates made by research analysts as provided by Zacks Investment Research, Inc. and Nelson Publications. Vector Securities also calculated total market value plus net debt as a multiple of, among other things, each of LTM net revenues, LTM EBIT and LTM EBIT plus depreciation and amortization expenses ("EBITDA"). Mean multiples of LTM EPS, current fiscal year EPS, next fiscal year EPS, latest reported tangible book value per share, LTM net revenues, LTM EBIT and LTM EBITDA for the Comparable Companies were 86.3x, 58.5x, 36.9x, 5.7x, 4.1x, 60.3x and 50.7x, respectively. The multiples derived from this analysis were applied to similar financial data for the Company and the BioClin Group to determine a range of implied equity values for the Company and the BioClin Group. Because the Company incurred or is estimated to incur operating or net losses for its LTM and current fiscal year periods and because the BioClin Group had a negative latest reported tangible book value and an estimated current fiscal year net loss, application of certain multiples did not provide meaningful results. The analysis of Comparable Companies yielded a range of implied equity values of $35.9 million to $99.1 million or $4.07 to $10.09 per share on a fully-diluted basis for the Common Stock and $24.9 million to $62.5 million for the BioClin Group. Vector Securities noted that although the Comparable Companies were considered similar to the Company or the BioClin Group, none of the Comparable Companies has the same management, makeup, size or combination of business as the Company or the BioClin Group, as the case may be. Because of the inherent differences between the revenue growth rates and operating performance of the Company and the BioClin Group and the Comparable Companies, Vector Securities believed that a purely quantitative analysis of the Comparable Companies would not be particularly meaningful in the context of the Proposed Transaction.

     Selected Comparable Transaction Analysis. Vector Securities reviewed ten recent merger and acquisition transactions occurring since 1987 involving CROs considered by Vector Securities to be reasonably comparable to the Company and the BioClin Group and for which information was publicly available. Vector Securities included, among others, the following transactions in its analysis:
Applied Bioscience International, Inc./Pharmaceutical Product Development, Inc.; BRI International, Inc./Quintiles Transnational Corporation; Bio-Research Laboratories Ltd./ClinTrials Research, Inc.; Bio-Pharm Clinical Services, Inc./Affinity Biotech, Inc.; International Clinical Research Corporation/Quintiles Transnational Corporation; and Pharmaco Dynamics Research, Inc./Applied BioScience International, Inc. (collectively, the "Comparable Transactions"). For each of the Comparable Transactions, Vector Securities calculated, among other things, total transaction value as a multiple of LTM net income and latest reported tangible book value and total transaction value plus net debt as a multiple of LTM net revenues, LTM EBIT and LTM EBITDA. Mean multiples of LTM net income, latest reported tangible book value, LTM net revenues, LTM EBIT, and LTM EBITDA for the Comparable Transactions were 29.7x, 3.1x, 1.8x, 28.6x and 15.4x, respectively. The multiples derived from this analysis were applied to similar financial data for the Company and the BioClin Group to determine a range of implied equity values for the Company and the BioClin Group. Because the Company incurred operating and net losses for its LTM period and because the BioClin Group had a negative latest reported tangible book value, application of certain multiples did not provide meaningful results. The analysis of Comparable Transactions yielded a range of implied equity values of $47.8 million to $92.7 million or $5.20 to $9.47 per share on a fully-diluted basis for the Common Stock and $10.7 million to $25.6 million for the BioClin Group. However, because the reasons for and the circumstances surrounding the Comparable Transactions were specific to each transaction and because of the inherent differences between the businesses, operations and the prospects of the Company and the BioClin Group and the businesses, operations and prospects of the companies included in the Comparable Transactions, Vector Securities believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis. Accordingly, Vector Securities made qualitative judgments concerning the differences between the characteristics of the Comparable Transactions and the Proposed Transaction that would affect the acquisition values of the Company, the BioClin Group and such acquired companies.

     Pro Forma Analyses. Vector Securities calculated a range of implied equity values for the pro forma combined entity using (i) a discounted cash flow analysis based upon the present value of the projected pro forma four-year stream of unlevered after-tax cash flows and terminal values based upon a range of multiples of the pro forma combined entity's projected EBIT for fiscal 1999 (assuming that the pro forma combined entity were to perform in accordance with the stand-alone projections of the Company and the BioClin Group prepared by the respective managements of the Company and the BioClin Group) using discount rates ranging from 15% to 25% and terminal value multiples of 1999 EBIT of 25x to 35x; (ii) a comparable company analysis applying the multiples derived from the analysis of Comparable Companies described above to similar financial data for the pro forma combined entity; and (iii) a comparable transactions analysis applying the multiples derived from the analysis of Comparable Transactions described above to similar financial data for the pro forma combined entity. Based on these analyses, Vector Securities arrived at a range of implied equity values for the pro forma combined entity of $74.4 million to $161.0 million, or $6.19 to $12.77 per share on a fully-diluted basis. No synergies or cost savings resulting from the Proposed Transaction were included in the foregoing analysis.

     Vector Securities is an internationally recognized investment banking firm and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and corporate and other purposes. The Company selected Vector Securities to act as its financial advisor on the basis of Vector Securities' expertise and its reputation in investment banking and mergers and acquisitions.

     Pursuant to an engagement letter between the Company and Vector Securities, the Company has agreed to pay Vector Securities a fee of approximately $520,000 for acting as its financial advisor in connection with the Proposed Transaction, including the rendering of its opinion, all of which is contingent on the completion of the Proposed Transaction (the Transaction Fee"). The Company also paid Vector Securities a retainer fee of $100,000, which will not be credited against the Transaction Fee. In addition, the Company has agreed to reimburse Vector Securities for its reasonable out-of-pocket expenses and to indemnify Vector Securities against certain liabilities arising out of its advisory services and the rendering of this opinion. Vector Securities has not provided any investment banking services to the Company or the BioClin Group in the past. Vector Securities is a full service securities firm and in the course of its normal trading activities may from time to time effect transactions and hold positions in securities of the Company.

CERTAIN EFFECTS OF THE PROPOSED TRANSACTION

     Following the consummation of the Proposed Transaction, the Company believes that based on publicly reported revenues for fiscal 1995 the combined company will be one of the ten largest publicly traded contract research organizations. Following the consummation of the Proposed Transaction, each of the members of the

BioClin Group will become wholly-owned subsidiaries of the Company. As a result of the Merger, Acquisition, a wholly-owned subsidiary of the Company, will be merged with and into BioClin U.S., with BioClin U.S. as the surviving corporation and a wholly-owned subsidiary of the Company. As a result of the Merger, the capital stock of BioClin U.S. will automatically be cancelled and cease to exist and the Rights (as defined in "TRANSACTION
AGREEMENTS -- General -- Merger Agreement") will automatically be extinguished. See "TRANSACTION AGREEMENTS -- General -- Merger Agreement." Following the consummation of the Proposed Transaction and the filing of an amendment to the Company's Certificate with the Secretary of State of the State of Delaware immediately following the Closing, the Company will be renamed "Chrysalis International Corporation." In the event that the Proposed Transaction is not consummated, the name of the Company will remain "DNX Corporation." See "APPROVAL OF NAME CHANGE." Following the Closing, the Company will be owned approximately 23.2% by the BioClin Interest Holders and other holders of capital stock and equity interests of the BioClin Group and the remainder of the outstanding Common Stock will be held by the existing stockholders of the Company. Accordingly, consummation of the Proposed Transaction will have the effect of diluting the ownership interests of the existing stockholders of the Company.


ACCOUNTING TREATMENT

     The Proposed Transaction is expected to be recorded using the "pooling-of-interests" method of accounting for financial reporting purposes. Consummation of the Proposed Transaction is conditioned upon receipt by the Company and the BioClin Group of letters from KPMG Peat Marwick LLP to the effect that the Proposed Transaction qualifies for "pooling-of-interests" accounting treatment. See "TRANSACTION AGREEMENTS -- Conditions to Closing."


     In connection with the Proposed Transaction, the combined company will record a one-time charge of between approximately $2.0 million and $2.5 million. This charge will consist of expenses incurred by the combined company in connection with the consummation of the Proposed Transaction. In addition, the combined company will incur certain costs following the consummation of the Proposed Transaction consisting of, among others, costs relating to office and management/employee relocations.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary describes certain United States federal income tax consequences of the Proposed Transaction.


     Under the Code, neither the Company nor any existing stockholder of the Company will be required to recognize any gain or loss as a result of the Company's issuance of Common Stock pursuant to the Transaction Agreements.


     THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE INTERNAL REVENUE CODE, EXISTING AND PROPOSED TREASURY REGULATIONS PROMULGATED THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. NO INFORMATION IS PROVIDED IN THIS PROXY STATEMENT WITH RESPECT TO THE TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION UNDER APPLICABLE FOREIGN, STATE OR LOCAL LAWS.

DISSENTER'S APPRAISAL RIGHTS

     No dissenter's appraisal rights in favor of the stockholders of the Company exist with respect to the Proposed Transaction or any other proposal to be considered and voted upon at the Annual Meeting.

     In connection with the Merger, any stockholder of BioClin U.S. who does not vote in favor of the Merger may elect to forego his or her right to receive shares of Common Stock pursuant to the Merger Agreement and may instead assert his or her statutory appraisal rights under the DGCL. Sherby owns 97% of the outstanding capital stock of BioClin U.S. and has agreed pursuant to the Merger Agreement to vote its capital stock in favor of the Merger. In the event that a stockholder of BioClin U.S. seeks a statutory appraisal, such holder's shares in BioClin U.S. will be valued at their fair value in an appraisal proceeding as provided by the DGCL. Although not determinative, the fair market value of the shares of Common Stock to which such stockholder would have been entitled pursuant to the Merger Agreement would be relevant to the determination of the fair value of the BioClin U.S. shares held by such stockholder. No assurance can be given as to what value a court may attribute to such shares of BioClin U.S. or what monetary award such court would render in favor of such stockholder against the Company in such proceeding.

REGULATORY APPROVALS


     The Company knows of no regulatory or governmental approvals which must be obtained prior to consummation of the Proposed Transaction. However, the Transaction Agreements condition Closing of the Proposed Transaction upon obtaining any and all such approvals which may be required. The Transaction Agreements obligate the Company, the BioClin Interest Holders and the BioClin Group to cooperate to obtain any such approval.


EXPENSES


     The Transaction Agreements provide that, except as otherwise provided therein, each party will bear its own expenses, including fees and expenses of its agents, representatives, counsel and accountants in connection with the Proposed Transaction. See "-- Accounting Treatment" for a discussion of possible one-time charges to be recorded in connection with the Proposed Transaction.


     Pursuant to the Transaction Agreements, certain expenses incurred by the Company in connection with assisting the BioClin Group to establish a financial reporting capability in Europe to ensure adequate reporting of consolidated financial results shall be reimbursed by the BioClin Group. Pursuant to a Letter Agreement, dated as of May 16, 1996, among the Company and the BioClin Group, in the event that the Proposed Transaction is not consummated by December 31, 1996, the BioClin Group shall reimburse the Company for certain fees and expenses incurred by the Company in connection with the preparation of audited financial statements for the BioClin Group and in preparation for the change in the name of the Company upon consummation of the Proposed Transaction.

                             TRANSACTION AGREEMENTS

     The following summarizes certain provisions contained in the Transaction Agreements attached hereto as Appendices B, C and D. Such summary is qualified in its entirety by reference to the Transaction Agreements.

GENERAL

     Merger Agreement. On August 19, 1996, the Company, Acquisition, the BioClin Interest Holders, Sherby and BioClin U.S. entered into the Merger Agreement. The Merger Agreement provides for the acquisition by the Company of all of the outstanding capital stock of BioClin U.S. in consideration and exchange for an aggregate of 658,150 shares of Common Stock. Pursuant to the Merger Agreement, each share of BioClin U.S. common stock and preferred stock will be converted into the right to receive 6,450 shares of Common Stock for a total of 645,000 shares of Common Stock. In addition, pursuant to the Merger Agreement, two employees (the "BioClin Employee Rightholders") of BioClin U.S. who each possess a contractual right (the "Rights") to purchase up to one percent of BioClin U.S. capital stock will each receive 6,575 shares of Common Stock in consideration and exchange for their Rights for a total of 13,150 shares of Common Stock.

     Pursuant to the Merger, Acquisition will be merged with and into BioClin U.S., with BioClin U.S. as the surviving corporation. Thereafter, Acquisition's separate corporate existence shall cease. In connection therewith, each share of Acquisition common stock owned by the Company will be converted into one share of common stock of the surviving corporation with the result that BioClin U.S. will become a wholly-owned subsidiary of the Company. The Merger Agreement provides that the charter, bylaws, directors and officers of the surviving corporation shall be those of Acquisition as existing immediately prior to the Merger. Messrs. Schmitt and Cooper are the sole directors and officers of Acquisition and, following the Merger, will become the directors of BioClin U.S. The Merger Agreement provides that the Merger becomes effective upon the filing with the Secretary of State of the State of Delaware of a certificate of merger, which BioClin U.S. has agreed to file immediately following the Closing pursuant to the Merger Agreement.

     As a result of the Merger, the capital stock of BioClin U.S. will automatically be cancelled and cease to exist and the Rights will automatically be extinguished. See "THE PROPOSED TRANSACTION -- Dissenter's Appraisal Rights" for a discussion of statutory appraisal rights available to stockholders of BioClin U.S. in connection with the Merger. Stockholders exercising such appraisal rights will not have their shares of BioClin U.S. capital stock so converted and cancelled.

     Share Exchange Agreement. On August 19, 1996, the Company, Wissmann, the BioClin Interest Holders, the Employee Trustee, Donhardt, Kraatz, BioClin Germany, Kilmer and BioClin Europe entered into the Share Exchange Agreement. The Share Exchange Agreement provides for the acquisition by the Company of all of the outstanding equity interests in BioClin Europe and, with respect to its non-wholly-owned subsidiaries, BioClin Germany and Kilmer, all outstanding equity interests in such subsidiaries held by persons or entities not wholly-owned, directly or indirectly, by BioClin Europe, in consideration and exchange for an aggregate of 1,158,344 shares of Common Stock. Pursuant to the Share Exchange Agreement, the BioClin Interest Holders will transfer, or cause to be transferred, to the Company all outstanding equity interests in BioClin Europe in consideration and exchange for 1,105,690 shares of Common Stock. Pursuant to the Share Exchange Agreement, Mmes. Kraatz and Donhardt will transfer, or cause to be transferred, to the Company all equity interests held by them in BioClin Germany (the remaining equity interests of which are held indirectly by BioClin Europe) in consideration and exchange for an aggregate of 52,652 shares of Common Stock. Pursuant to the Share Exchange Agreement, Dr. Barbut and Mr. Hackel will transfer to the Company all outstanding equity interests in Kilmer in consideration and exchange for an aggregate of two shares of Common Stock.

     Share Acquisition Agreement. On August 19, 1996, the Company, Rittershaus, the BioClin Interest Holders and BioClin Institute entered into the Share Acquisition Agreement. The Share Acquisition provides for the acquisition by the Company of all outstanding equity interests in BioClin Institute in consideration and exchange for an aggregate of 816,106 shares of Common Stock. Pursuant to the Share Acquisition Agreement, the BioClin Interest Holders will transfer (or cause to be transferred) to the Company all outstanding equity interests in BioClin Institute in consideration and exchange for 816,106 shares of Common Stock.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company has made certain representations and warranties in the Transaction Agreements, including (i) certain customary corporate matters, (ii) the absence of a conflict between the Transaction Agreements and the transactions contemplated thereby and certain specified organic documents and other material agreements and instruments to which the Company is a party, (iii) certain taxation matters, (iv) the absence of material legal proceedings and environmental liabilities or violations, (v) certain labor relations matters,
(vi) the accuracy of the Company's filings made or to be made with the Commission, and (vii) the absence of certain material adverse changes since the date of the Company's Form 10-Q filed with the Commission with respect to the first quarter ended March 31, 1996.

REPRESENTATIONS AND WARRANTIES OF THE BIOCLIN GROUP

     The BioClin Interest Holders, the Trustees and the relevant members of the BioClin Group have made certain representations and warranties in the Transaction Agreements, including: (i) certain customary corporate and securities law matters; (ii) the absence of a conflict between the Transaction Agreements and certain specified organic documents and other material agreements and instruments; (iii) the absence of regulatory or other approvals or consents required in connection with the Proposed Transaction; (iv) the absence of material legal proceedings; (v) title to the capital stock of, or equity interests in, the members of the BioClin Group to be transferred and power and authority to vote and transfer such capital stock or equity interests; (vi) the capitalization of the relevant members of the BioClin Group; (vii) the accuracy of certain financial statements of the BioClin Group; (viii) various aspects of the business of the BioClin Group, including operations in the ordinary course of business; (ix) the absence of certain material adverse changes since the date of the last audited balance sheet of the BioClin Group; (x) title to, and condition and sufficiency of, assets and lack of encumbrances; (xi) existence and adequacy of intellectual property of the BioClin Group; (xii) compliance with applicable laws, court and governmental orders, including environmental laws; (xiii) compliance with applicable regulatory requirements and possession of necessary permits; (xiv) the absence of undisclosed liabilities; (xv) certain tax matters; (xvi) the collectibility of accounts receivable; (xvii) certain contract matters; (xviii) absence of certain illegal payments and related party transactions; and (xix) certain employee, employee benefit and labor relations matters.


COVENANTS OF THE COMPANY


     The Company has made certain pre-Closing covenants in the Transaction Agreements, including: (i) notifying the BioClin Interest Holders and providing the BioClin Interest Holders an opportunity to confer with the Company in the event the Company proposes to take certain non-ordinary course actions; (ii) cooperating with the BioClin Group to obtain any approvals or consents necessary to consummate the Proposed Transaction or remove any obstacles preventing consummation of the Proposed Transaction; (iii) refraining from taking any action that would render its representations and warranties untrue or otherwise adversely affect its ability to consummate the Proposed Transaction, subject to the fiduciary obligations of the Company's Board of Directors; (iv) notifying the BioClin Interest Holders if it becomes aware of the breach of any of the representations, warranties or covenants of any party to the Transaction Agreements; (v) refraining from taking any action which would disqualify the Proposed Transaction for "pooling-of-interests" accounting treatment; (vi) maintaining the confidentiality of all non-public information obtained from or on behalf of the BioClin Group in connection with the Proposed Transaction; and
(vii) preparing this Proxy Statement and filing it with the Commission and convening a meeting of the Company's stockholders to consider and vote upon the issuance by the Company of 2,632,600 shares of Common Stock pursuant to the Transaction Agreements.


COVENANTS OF THE BIOCLIN GROUP


     The BioClin Interest Holders and the relevant members of the BioClin Group have made certain pre-Closing covenants in the Transaction Agreements, including: (i) conducting the business of the BioClin Group in the ordinary course of business unless the prior written consent of the Company has been obtained with respect to specified non-ordinary course actions; (ii) cooperating with the Company to obtain any approvals or consents necessary to consummate the Proposed Transaction or remove any obstacles preventing consummation of the Proposed Transaction; (iii) refraining from taking any action that would render its representations and warranties untrue or otherwise adversely affect its ability to consummate the Proposed Transaction; (iv) providing audited financial statements for the BioClin Group for fiscal 1994 and 1995; (v) putting into place an adequate financial reporting capability to allow timely reporting by the Company of consolidated financial results; (vi) providing access to the Company to the facilities and books and records of the BioClin Group; (vii) refraining from entering into discussions or negotiations with any other party relating to the sale of the assets or capital stock of, or equity interests in, the BioClin Group or any merger, consolidation, business combination or similar transaction involving the BioClin Group; (viii) notifying the Company if they become aware of the breach of any of the representations, warranties or covenants of any party to the Transaction Agreements; (ix) preserving their relationships with their customers and employees; (x) refraining from subsequently selling the shares of Common Stock acquired pursuant to the Transaction Agreements except in compliance with the federal securities laws (including providing an opinion of counsel with respect to any such proposed sale); (xi) refraining from taking any action which would disqualify the Proposed Transaction for "pooling-of-interests" accounting treatment; (xii) maintaining the confidentiality of all non-public information obtained from or on behalf of the Company in connection with the Proposed

Transaction; (xiii) in the case of Sherby, approving the Merger and the Merger Agreement, and, in the case of the BioClin Interest Holders, causing Sherby to approve the Merger and the Merger Agreement; and (xiv) delivering to the BioClin Employee Rightholders and other stockholders of BioClin U.S. (A) the statutory notice of corporate action taken without a meeting required by Section 228(d) of the DGCL; (B) the statutory notice of the availability of dissenter's appraisal rights required by Section 262(d)(ii) of the DGCL; and (C) any disclosure or information statements required to be delivered under the federal securities laws.


CONDITIONS TO CLOSING


     The obligation of the Company to effect the Closing is subject to the satisfaction or waiver of several conditions, including: (i) the receipt of certain consents and approvals, including the approval by the stockholders of the Company for the issuance by the Company of 2,632,600 shares of Common Stock pursuant to the Transaction Agreements and the approval by the stockholders of BioClin U.S. of the Merger and the Merger Agreement; (ii) the absence of litigation or governmental orders enjoining the consummation of the Proposed Transaction; (iii) delivery by KPMG Peat Marwick LLP of a letter to the effect that the Proposed Transaction qualifies for "pooling-of-interests" accounting treatment; (iv) the execution and delivery of the Stockholders' Agreement and the Employment Agreements; (v) the Company having received an opinion from its financial advisor, which it received on October 1, 1996, with respect to the fairness, from a financial point of view, to the Company of the consideration to be paid by the Company pursuant to the Transaction Agreements; (vi) the continuing accuracy of the representations and warranties of and compliance with the covenants by the BioClin Interest Holders and the BioClin Group; and (vii) the acquisition by the Company of all of the capital stock of, or equity interests in, all of the BioClin Group and the concurrent Closing of each Transaction Agreement.



     The respective obligations of the BioClin Interest Holders, Sherby, the BioClin Employee Stockholders, the Trustees and the BioClin Group to effect the Closing is subject to the satisfaction or waiver of several conditions, including: (i) the receipt of certain consents and approvals, including the approval by the stockholders of the Company for the issuance by the Company of 2,632,600 shares of Common Stock pursuant to the Transaction Agreements and the approval by the stockholders of BioClin U.S. of the Merger and the Merger Agreement; (ii) the absence of litigation or governmental orders enjoining the consummation of the Proposed Transaction; (iii) delivery by KPMG Peat Marwick LLP of a letter to the effect that the Proposed Transaction qualifies for "pooling-of-interests" accounting treatment; (iv) the execution and delivery of the Stockholders' Agreement and the Employment Agreements; (v) the continuing accuracy of the representations and warranties of and compliance with the covenants by the Company; and (vi) the release of Barbut and Hackel from certain guarantees of indebtedness of the BioClin Group.


INDEMNIFICATION

     The Stockholders' Agreement contains certain provisions pursuant to which the Company and the BioClin Interest Holders (and related parties of each) agree to indemnify each other with respect to certain matters in connection with the Proposed Transaction and the Transaction Agreements. See "THE STOCKHOLDERS' AGREEMENT -- Indemnification Provisions."

TERMINATION


     Any Transaction Agreement may be terminated prior to the Closing by: (i) either the Company or the BioClin Interest Holders in the event of a material breach by the other party of any provision of such Transaction Agreement or the nonsatisfaction of any of the conditions set forth in such Transaction Agreement, in each case which has not been waived by such party; (ii) the mutual consent of each of the Company and the BioClin Interest Holders; (iii) either the Company or the BioClin Interest Holders if any other Transaction Agreement is terminated; and (iv) either the Company or the BioClin Interest Holders if the Closing does not occur, other than through the failure of the terminating party to fulfill its obligations under such Transaction Agreement, on or before December 31, 1996 or such later date as the parties may agree. Pursuant to the Transaction Agreements and as provided by the DGCL, notwithstanding stockholder approval of the Proposed Transaction, the Board of Directors of the Company, on the one hand, and any member of the BioClin Group, on the other hand, may terminate any Transaction Agreement following such stockholder approval, but only for the reasons set forth in clauses (i) through (iv) above.

EMPLOYMENT AGREEMENTS


     The following summarizes certain provisions to be contained in the Employment Agreements with Dr. Barbut and Dr. Jensen to be entered into at the Closing. Forms of the Employment Agreements are attached as Exhibit A to each Transaction Agreement, which are attached hereto as Appendices B, C and D. Such summary is qualified in its entirety by reference to the Employment Agreements.


     Pursuant to the Transaction Agreements, at the Closing the Company will enter into an employment agreement and a related consulting agreement with Dr. Barbut and an employment agreement with Dr. Jensen. Pursuant to Dr. Barbut's employment agreement, he will be employed by the Company as the Company's Vice Chairman and President -- Clinical Services as well as President of BioClin Institute. Pursuant to his consulting agreement, Dr. Barbut will serve as an independent contractor special consultant for BioClin Europe. Pursuant to such agreements, Dr. Barbut will be compensated, granted certain stock options and provided other benefits comparable to other senior executives of the Company and commensurate with his duties and responsibilities. Dr. Barbut's agreements provide for severance payments in the event that he is terminated without cause, as defined therein. Dr. Barbut's agreements will obligate the Company to pay him his base salary at the discretion of the Company for a period of 12 to 36 months following his termination, provided certain conditions are met. In addition, in the event that Dr. Barbut's duties and responsibilities are changed, he may, under certain circumstances, treat such change as a termination of employment under such agreements. Dr. Barbut's agreements also contain standard non-compete and non-solicitation provisions. The term of each agreement is two years from the date of the Closing. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

     Pursuant to Dr. Jensen's employment agreement, he will be employed by the Company as President -- International Services. Pursuant to Dr. Jensen's employment agreement, he will be compensated, granted certain stock options and provided other benefits comparable to other senior executives of the Company and commensurate with his duties and responsibilities. Dr. Jensen's employment agreement provides for severance payments in the event that he is terminated without cause, as defined therein. Dr. Jensen's employment agreement will obligate the Company to pay him his base salary at the discretion of the Company for a period of 12 to 36 months following his termination, provided certain conditions are met. In addition, in the event that Dr. Jensen's duties and responsibilities are changed, he may, under certain circumstances, treat such change as a termination of employment under such agreement. Dr. Jensen's employment agreement also contain standard non-compete and nonsolicitation provisions. The term of the employment agreement is two years from the date of the Closing. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

                          THE STOCKHOLDERS' AGREEMENT

     The following summarizes certain provisions contained in the Stockholders' Agreement attached hereto as Appendix E. Such summary is qualified in its entirety by reference to the Stockholders' Agreement.

GENERAL

     At the Closing, the Company, Sherby, the Trustees, the BioClin Interest Holders and the BioClin Employee Stockholders will enter into the Stockholders' Agreement.

DIRECTOR DESIGNATION

     Pursuant to the Stockholders' Agreement, within five business days after the Closing, the Company will take all actions reasonably necessary to elect to the Board of Directors one member designated by the BioClin Interest Holders reasonably acceptable to the Company. The Stockholders' Agreement provides that Dr. Barbut and Dr. Jensen are acceptable nominees to the Company. The BioClin Interest Holders have informed the Company that Dr. Barbut will be such designee. Accordingly, in accordance with the Company's Bylaws, it is contemplated that immediately following the Closing, the Company will increase its Board of Directors by one member and elect Dr. Barbut, as the nominee of the BioClin Interest Holders, as a Class I Director of the Company.

     Upon the earlier to occur of the next vacancy on the Board of Directors or March 31, 1997, the BioClin Interest Holders have the right to designate one additional member reasonably acceptable to the Company to the Board of Directors. The BioClin Interest Holders have informed the Company that Dr. Jensen will be such designee. At such time, the Company will, if necessary and in accordance with its Bylaws, increase its Board of Directors by one member, and elect Dr. Jensen as a Class III Director of the Company, or as a Director of the class in which the vacancy occurred, as the case may be. Although Dr. Treu has not formally tendered his resignation as a Director of the Company, Dr. Treu has informed the Company that he presently intends to resign as a Director of the Company immediately after the consummation of the Proposed Transaction. Pursuant to the Stockholders' Agreement, upon such resignation of Dr. Treu, if any, the Board of Directors will, in accordance with the Bylaws, elect Dr. Jensen as a Class III Director to fill the vacancy created on the Board of Directors as a result of the resignation of Dr. Treu. No such resignation will become effective until the Chairman of the Board receives a written resignation from Dr. Treu. There can be no assurance that Dr. Treu will submit such a written resignation. Pursuant to the Stockholders' Agreement, following the Closing, Dr. Jensen has the right to attend, but not to vote at, meetings of the Board of Directors until he is elected to the Board of Directors. See "ELECTION OF DIRECTORS -- Information Concerning Nominees" for biographical information regarding Dr. Barbut and Dr. Jensen.

REGISTRATION RIGHTS

     Pursuant to the Stockholders' Agreement, the Company will grant Sherby and the BioClin Interest Holders two demand registration rights. Pursuant to such demand registration rights, (i) at any time following the second anniversary of the Closing, Sherby and the BioClin Interest Holders, acting together, may require the Company to register up to 38% of the Registrable Securities owned by them; and (ii) at any time following the fifth anniversary of the Closing, Sherby and the BioClin Interest Holders, acting together, may require the Company to register any or all of the Registrable Securities then owned by them. In addition, pursuant to the Stockholders' Agreement, the Company will grant to Sherby, the BioClin Interest Holders and the BioClin Employee Stockholders unlimited piggyback registration rights with respect to the Registrable Securities, subject to customary terms and conditions, including underwriters' cutback rights.


     Notwithstanding the foregoing, pursuant to the Stockholders' Agreement, the Company shall not be required to register Registerable Securities if: (i) financial statements satisfying the requirements of the federal securities laws cannot reasonably be obtained; (ii) the Company is in possession of material non-public information that the Company's Board of Directors, in the exercise of reasonable judgment, deems advisable not to disclose at that time; or (iii) such registration would, in the reasonable judgment of the Board of

Directors, jeopardize the completion of an acquisition, divestiture or other transaction with respect to which the Company is at such time in negotiations.

     Pursuant to the Stockholders' Agreement, all expenses incurred in connection with a piggyback registration which, but for such piggyback registration would not have been incurred by the Company, will be for the account of and shall be payable by the BioClin Interest Holders and BioClin Employee Stockholders participating in such piggyback registration. All expenses incurred in connection with a demand registration will be for the account of and shall be payable by the BioClin Interest Holders participating in such demand registration, except that the Company will pay up to $75,000 of the fees and disbursements of the Company's counsel and independent certified public accountants in connection with such demand registration.

INDEMNIFICATION PROVISIONS

     Registration Rights. With respect to any registration effected pursuant to the Stockholders' Agreement, the Company will indemnify the BioClin Interest Holders, Sherby and the BioClin Employee Stockholders against all losses arising out of any untrue statement of material fact contained in a prospectus or registration statement pertaining to such registration, any omission to state a material fact required to be stated therein or necessary to make any statement therein, in light of the circumstances under which it was made, not misleading or any violation of the federal securities laws, except with respect to information provided to the Company for inclusion therein by or on behalf of such persons. With respect to any registration effected pursuant to the Stockholders' Agreement, the BioClin Interest Holders will indemnify the Company against all losses arising out of any untrue statement of material fact contained in such a prospectus or registration statement, any omission to state a material fact required to be stated therein or necessary to make any statement therein, in light of the circumstances under which it was made, not misleading or any violation of the federal securities laws, but only with respect to information furnished to the Company for inclusion therein by or on behalf of the BioClin Interest Holders or the Employee Stockholders.

     Transaction Agreements. Pursuant to the Stockholders' Agreement, the Company will indemnify the BioClin Interest Holders, their affiliates and related persons against all losses and expenses arising out of any inaccuracy of any representation of the Company or the breach of any warranty, covenant or undertaking of the Company contained in the Transaction Agreements or the Stockholders' Agreement. Pursuant to the Stockholders' Agreement, the BioClin Interest Holders and Sherby will indemnify the Company and related persons against all losses and expenses arising out of (i) any inaccuracy of any representation of the BioClin Interest Holders, the Trustees or the BioClin Group or the breach of any warranty, covenant or undertaking of the BioClin Interest Holders, the Trustees or the BioClin Group contained in the Transaction Agreements or the Stockholders' Agreement (the "General Liabilities") and (ii) certain Identified Liabilities. "Identified Liabilities" are certain liabilities with respect to pending or threatened litigation involving members of the BioClin Group and the BioClin Interest Holders and the possible exercise by a stockholder of BioClin U.S. of his right to a statutory appraisal pursuant to the DGCL in connection with the Merger to the extent of any amount recovered by such stockholder in excess of the market value of the Common Stock which such stockholder is entitled to receive pursuant to the Merger Agreement.

     Pursuant to the Stockholders' Agreement, the indemnity provided by the Company with respect to the Transaction Agreements will continue until the date of the independent auditor's report with respect to the financial statements of the Company for the fiscal year ended December 31, 1996 (the "Report Date"). The indemnity provided by the BioClin Interest Holders with respect to General Liabilities will continue until the Report Date and with respect to Identified Liabilities will continue until the earlier of December 31, 1999 and the date on which the amount of such Identified Liability is finally determined. Under certain circumstances set forth in the Stockholders' Agreement, such indemnity obligations of the Company and the BioClin Interest Holders may extend beyond the dates specified above.

     Pursuant to the Stockholders' Agreement, no party shall be entitled to indemnification until the damages incurred by such party exceeds $100,000 (the "Threshold"), and then only amounts in excess of the Threshold, and in no event shall the amount of all damages to be recovered by all parties with respect to the Transaction Agreements exceed the aggregate amount of ten percent of the product of 2,632,600 and the

Closing Price (as defined below) (the "Cap"). Neither the Threshold nor the Cap apply to any damages arising from any Identified Liability.

     Pursuant to the Stockholders' Agreement, the Company shall satisfy all of its indemnification obligations by delivering such number of shares of Common Stock computed by dividing the aggregate dollar amount of such damages subject to indemnification thereunder by the closing sales price of the Common Stock on the business day immediately preceding the Closing Date (the "Closing Price"). Similarly, the BioClin Interest Holders shall satisfy their indemnification obligations by delivering such number of shares of Common Stock held by them computed by dividing the aggregate dollar amount of such damages subject to indemnification thereunder by the Closing Price.

     In order to secure their indemnification obligations thereunder, the Stockholders' Agreement obligates the BioClin Interest Holders to deliver into escrow a certain portion of the cash proceeds received by the BioClin Interest Holders in the event that the BioClin Interest Holders transfer shares of Common Stock before their indemnification obligations terminate with the result that the BioClin Interest Holders would be unable to satisfy all of their indemnification obligations with respect to the General Liabilities and the Identified Liabilities (an "Early Transfer"). The amount of cash proceeds that the BioClin Interest Holders must escrow upon any such Early Transfer is the amount equal to the product of (i) the difference between the number of shares of Common Stock specified in the Stockholders' Agreement to be deliverable to satisfy all of their still remaining indemnification obligations and the number of shares of Common Stock then owned by them and (ii) the Closing Price.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ISSUANCE BY THE COMPANY OF 2,632,600 SHARES OF COMMON STOCK PURSUANT TO THE TRANSACTION AGREEMENTS.

                                  THE COMPANY

GENERAL

     The Company is a contract research organization ("CRO") whose principal activities consist of preclinical drug development services conducted through its wholly-owned subsidiaries, Pharmakon and DNX Biotherapeutics, doing business as DNX Transgenics. Additionally, the Company has an exclusive commercial license to a U.S. patent covering DNA microinjection, which is a method of gene transfer widely employed for the development of transgenic animals in several mammalian species. The Company was incorporated in Delaware in March 1988. The Company's principal executive offices are located at 575 Route 28, Raritan, New Jersey 08869; telephone number: (908) 722-7900.

                        PHARMAKON RESEARCH INTERNATIONAL

     Pharmakon is a contract research organization providing preclinical drug development and safety assessment services, including in vitro and in vivo toxicological, pharmacological and pharmacokinetics testing services, to pharmaceutical, biotechnology, chemical and other industries through its United States operations and its European subsidiary, Pharmakon Europe. A primary component of Pharmakon's preclinical drug development services consists of specialty services such as general and safety pharmacology, continuous infusion techniques, immunology and immunotoxicology. Pharmakon also offers drug screening and evaluation services utilizing DNX Transgenics' proprietary animal models and markets transgenic-based drug development services provided by DNX Transgenics. In August 1991, the Company acquired Pharmakon Research International, Inc. and Matthews Laboratories, Inc., two affiliated preclinical drug development services companies, through a merger of those two companies into a wholly owned subsidiary of the Company, resulting in Pharmakon. In December 1992, Pharmakon acquired Hazelton France, a French company engaged in providing preclinical drug development services, and renamed it Pharmakon Europe, which is a wholly owned subsidiary of Pharmakon. As used herein, references to "Pharmakon," except as otherwise indicated, include Pharmakon Research International, Inc. and Pharmakon Europe.

                                DNX TRANSGENICS

     DNX Transgenics is a specialty CRO using its proprietary and other transgenic animal technology by providing drug development services to the pharmaceutical, biotechnology and medical communities via the development of laboratory animal models that more closely mimic human biological processes than conventional laboratory animal models for use in in vivo testing for drug discovery and development and in biomedical research.

                        MICROINJECTION PATENT LICENSING

     The Company also grants sublicenses of its proprietary Pronuclear DNA Microinjection technology ("DNA Microinjection"), the process widely used in the pharmaceutical and biotechnology industries to develop transgenic animals. These sublicenses entitle the Company to receive revenues consisting of fees and, in certain cases, royalties. See "-- Licensing."

                                    NEXTRAN

     Pursuant to the terms of the Purchase Agreement, dated September 22, 1995, as amended, DNX Biotherapeutics consummated the sale of its 30% partnership interest in Nextran (as defined under "-- Nextran") to Transplant Acquisition Inc., a wholly-owned subsidiary of Baxter (as defined under "-- Nextran"), for a cash purchase price of $18 million. See "-- Nextran." In connection with this transaction, in the third quarter of 1995, the Company eliminated its investment in Nextran and recorded an estimated non-recurring gain, net of expenses, income taxes and related accruals, of $17,266,000. Additionally, in the event that Nextran develops and commercializes hemoglobin blood substitutes using technologies licensed to Nextran by the Company, the Company will receive royalty income of 3% of end product sales.

BUSINESS STRATEGY

     The establishment and eventual sale of Nextran allows the Company to focus its business exclusively on expanding its opportunities in drug development services for the pharmaceutical and biotechnology industries as well as expanding its preclinical opportunities including its specialty services such as pharmacology, transgenic animal model services, immunotoxicology and continuous infusion. Presently, the Company provides preclinical drug development services on a worldwide basis to over approximately 250 clients in North America, Europe and Japan.

     Although the pharmaceutical industry will continue to maintain in-house preclinical and clinical drug development capabilities to identify promising new drug candidates, the pharmaceutical industry has increasingly turned to the outsourcing of their drug testing requirements because of cost constraints and rising regulatory demands. The U.S. biotechnology industry also has increased the demand for drug development services primarily as a result of having very little infrastructure to perform in-house preclinical and clinical requirements. Since outsourcing currently accounts for approximately one-third of the drug development services market, it is believed that pharmaceutical and biotechnology companies will outsource a greater percentage of their drug testing requirements in order to enhance flexibility and to help control drug development costs.

     In recent years, the Company has made investments to accommodate anticipated growth and to enhance the quality of services offered. The Company has a broad range of services that are capable of taking a compound from the laboratory to human clinical trials, including the utilization of its specialty preclinical services.

     In combination with these preclinical drug development services, the Company believes that the Proposed Transaction as well as other potential acquisitions of complementary businesses will create synergies with its existing business as well as enable it to provide additional services as a result of anticipated demand for outsourcing by the pharmaceutical and biotechnology industries. The Company from time to time is engaged in discussions regarding strategic acquisitions, other than the Proposed Transaction, of other organizations providing various drug development services and may finance such acquisition with its existing cash resources or by additional public or private debt or equity financings or through the issuance of stock. In the event any such acquisition requires financing, there can be no assurance that such financing will be available to the Company or if available, that it will be available on acceptable terms. Also, there can be no assurance that the Company will consummate such a transaction or obtain any such financing, or if consummated, that such financing arrangements will satisfy a material portion of the Company's capital needs. Although the Company continually considers and evaluates potential acquisitions and related opportunities for growth, it has not entered into any agreements with respect to such acquisitions, other than the Proposed Transaction. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- THE COMPANY -- Liquidity and Capital Requirements." Consummation of the Proposed Transaction is subject to certain conditions. See "TRANSACTION AGREEMENTS -- Conditions to Closing."

PHARMAKON RESEARCH INTERNATIONAL

                                    OVERVIEW

     Pharmakon provides preclinical drug development services, including toxicological, pharmacological and pharmacokinetics testing services, primarily for pharmaceutical and biotechnology companies as well as chemical and other industries. Drug development is an expensive and lengthy process. Under guidelines issued by the U.S. Food and Drug Administration (the "FDA") in the U.S. and analogous regulatory bodies throughout the world, all proposed new drugs are required to undergo rigorous testing before approval for sale. Extensive preclinical testing, involving pharmacology and toxicology studies, is required before a drug developer may obtain permission to conduct safety and efficacy testing in humans. In efficacy studies, drug candidates are evaluated by administering them to animal models that simulate human disease conditions. Such screens are used primarily by pharmaceutical and biotechnology companies. In toxicology studies, drug candidates are tested in normal, healthy animals to determine their potential toxicity to humans. In addition, new industrial and agricultural chemicals often require extensive toxicology testing before they may be sold. Consequently, toxicology tests are used not only by developers of new drugs, but also by developers of other chemical products.

                                SERVICES OFFERED

     Pharmakon believes it offers clients a full range of preclinical drug development services and can provide a majority of the preclinical testing requirements necessary to secure FDA (U.S.), EC (Europe) and MHW (Japan) approval to initiate human clinical trials.

     Pharmakon currently provides on a worldwide basis the following preclinical drug development services:

     Toxicology. Toxicology studies are designed to identify and evaluate any harmful effects that pharmaceuticals or chemicals might cause to humans. These studies are required in connection with the FDA approval process. Pharmakon provides the following toxicology testing services: mutagenesis/genetic toxicology; teratology; reproduction/fertility; immunotoxicology; continuous infusion; carcinogenesis; acute, sub-acute and chronic evaluations. Pharmakon believes it has a recognized specialty expertise in continuous infusion administration techniques and immunotoxicology.

     Pharmacology. Pharmacology studies are designed to quantify the properties and reactions of drugs primarily in relation to their therapeutic value. Pharmakon provides testing in the following therapeutic areas: central nervous system, cardiovascular; pulmonary; anti-inflammatory; gastrointestinal; cardiopulmonary; and analgesia. In addition, Pharmakon provides safety pharmacology studies, which include the evaluation of possible effects on the central nervous system, cardiovascular, gastrointestinal, pulmonary and renal function as well as adverse interaction with drugs likely to be co-administered with the development candidate.

     Transgenic Animal Models. Transgenic laboratory animal models more closely mimic human biological processes than do conventional laboratory animal models. Pharmakon currently offers drug screening and evaluation services utilizing DNX Transgenics' proprietary animal models which include a portfolio of models for evaluating compounds targeted at treating atherosclerosis and coronary heart disease and inflammatory conditions. Additionally, Pharmakon markets transgenic-based services offered by DNX Transgenics. See "-- DNX Transgenics."

     Pharmacokinetics. Pharmacokinetic studies are designed to characterize the time course of drug absorption, distribution, metabolism and excretion and relate these processes to the intensity and time course of pharmacological and toxicological effects of drugs.

     Immunology. Immunology studies are designed to evaluate and test the immunoregulatory potential of substances.

                              CONTRACTS/OPERATIONS

     Preclinical studies are generally undertaken for, or required for an investigational new drug application ("IND") with the FDA. Studies are conducted in accordance with defined protocols established with clients prior to study initiation. The protocol includes such parameters as the duration of the study, the species and number of subjects to be used, dosage levels to be employed and the specific observations and examinations to be made during and at the conclusion of the study. Generally, a portion of the fee is paid in advance and the balance is paid in installments over the study's duration, with a final payment due upon delivery of the final report. Fees paid in advance are recorded as deferred revenue when received and credited to revenues when earned.

     A typical study program is initiated when a client contacts the Company with a description of such matters as the compound to be tested, the objectives of the study program, and the agency to which it may be submitted for approval. The Company and the client develop a protocol to be followed, agree on a price and, thereafter, the client forwards the test material to the Company. Each study is assigned to a Study Director who manages the conduct of the study to assure that test material administration, observations, analyses and reports are in accordance with the protocol. Frequent contact is made with the client regarding the progress of the program.

     Further assurance of compliance with the protocol is achieved through audits conducted by the Company's quality assurance department which are administered separately from the services/study operations of the Company. A study program generally culminates in delivery of a written report of the results to the client.

     Clients generally have the right to terminate studies at any time. The Company's contracts generally require clients to make all scheduled payments through the termination date and to pay certain extra costs incurred in connection with the early termination thereof. In addition, the Company's contracts may contain in certain circumstances the payment of an early-termination fee.

DNX TRANSGENICS

     DNX Transgenics is a specialty contract research organization using its proprietary and other transgenic animal technology in providing preclinical drug development services to the pharmaceutical, biotechnology and medical communities.

                          TRANSGENIC ANIMAL TECHNOLOGY

     Transgenic animals are developed through the application of genetic engineering and embryo manipulation techniques. The process involves the in vitro insertion of a genetically engineered segment of DNA (the "transgene") into the genetic makeup of an embryo. The Company has an exclusive commercial license to a U.S. patent awarded to Ohio University in October 1989 covering a method of making non-human transgenic mammals through DNA Microinjection. The Company uses its proprietary DNA Microinjection technology in this gene transfer process. Following the process, the embryo is placed back into an adult female for gestation and birth. The transgene integrates into the genetic makeup of only a small percentage of the embryos that have been microinjected. As these embryos divide and mature, the integrated transgene is passed on to most, if not all, of the cells of the resulting transgenic animal, including, in most instances, the animal's germ cells, thus allowing for inheritance of the transgene. Once established in the germline of first generation ("founder") transgenic animals, the transgene can be stably transmitted as a genetically dominant trait to future generations of transgenic animals through traditional breeding.

     The selection of a particular species for development as a transgenic animal depends on the purpose for which the transgenic animal is being developed. Small mammals, such as mice and rats, are well suited for developing models for pharmacology and are used as tools early in the drug development process. The DNA Microinjection process is also utilized with large mammals, such as pigs or goats, to produce proteins for further development as therapeutic drugs.

                          MARKETS AND SERVICES OFFERED

     DNX Transgenics is using its DNA Microinjection technology to develop transgenic animal models that more closely mimic human biological processes than do conventional laboratory animals. Transgenic animal models are designed to enhance efficacy and evaluation of drug candidates. The Company believes that transgenic animal models will enable animal testing to provide more accurate and rapid assessment of the pharmacological profiles of new candidate drugs and have the potential to improve and accelerate the drug discovery and development process. The Company believes that the efficiency of the drug development process could be significantly improved, saving drug developers considerable time and expense, by the development of animal models that more closely mimic human physiology.

     With the formation of Nextran in August 1994, DNX Biotherapeutics was primarily focused on developing BIODIGMS(R), proprietary transgenic laboratory animal models, for commercial application through screening services at Pharmakon. During 1995, the Company believes it has observed an acceptance, by the pharmaceutical and biotechnology industry, in the use of transgenic laboratory animal model technology as a tool to improve drug discovery programs. This acceptance, together with the Company's scientific experience and proprietary DNA Microinjection technology, provides the Company with the opportunity to offer a broader portfolio of specialty transgenic-based contract research services for those companies wishing to outsource all or a portion of their internal transgenic laboratory animal requirements. Therefore, in the third quarter of 1995, DNX Biotherapeutics modified its strategic focus and began doing business as DNX Transgenics, which provides transgenic-based specialty contract research services including custom model development programs, transgenic laboratory animal production services, breeding and cryopreservation services, and molecular biology services. In addition to these services, DNX Transgenics continues to sell and license its portfolio of proprietary transgenic animal models, which include:

     Lipoprotein/Atherosclerosis Models. Atherosclerosis leading to coronary heart disease ("CHD") is currently a cause of death in most developed countries. Reducing the rate of CHD depends in part on the development of new drugs to prevent the accumulation of atherogenic lipoproteins. Low density lipoprotein-cholesterol levels correlate directly with the incidence of CHD while serum high density lipoprotein-cholesterol levels correlate inversely with CHD risk. A positive association between serum triglyceride concentration and risk of CHD has also been observed. The Company has a portfolio of transgenic animal models that mimic human cholesterol metabolism that are useful for identifying and evaluating new drug candidates.

     Inflammatory Mediator Model. Several human-disease conditions including septic shock, inflammatory arthritis and adult respiratory distress syndrome are associated with elevated levels of Type II Phospholipase A2. The Company has developed transgenic mice that express high levels of human Type II Phospholipase A2 to provide a small animal model to identify and evaluate inhibitors of this potent proinflammatory mediator.

     Pharmakon also continues to offer proprietary screening services employing transgenics animal models and also markets specialty services offered by DNX Transgenics. These services offered by DNX Transgenics also enable customers to utilize other preclinical drug-development services provided by Pharmakon.

     The Company's contract with the National Institute of Child Health and Human Development to establish and operate the National Transgenic Mouse Development Facility expired in the first half of 1995.

LICENSING

     While the Company has retained the exclusive rights to use DNA Microinjection for preclinical drug development services, it has granted several non-exclusive sublicenses for the use of DNA Microinjection in a variety of applications, including the development, use and sale of other commercial transgenic animal-based products and transgenic animal models. While some of these applications may be commercially viable, the Company has determined that its financial and human resources are best utilized by focusing on the Company's specialty transgenic-based preclinical drug development services. In those certain instances where the Company grants a sublicense for commercial applications, such as the use of a transgenic animal to produce therapeutic proteins, the Company receives an annual license fee and revenue based royalties upon commercialization of the transgenic animal-based products and services. In the case of sublicenses for noncommercial applications, such as the use of transgenic technology for basic in-house research purposes, the Company generally receives an annual license fee. The Company will continue to license this technology for the development of transgenic animals and transgenic animal derived products which do not conflict with the specialty transgenic animal models and services offered by DNX Transgenics.

     Additionally, in connection with the Nextran transactions, the fixed assets used by DNX Biotherapeutics for its hemoglobin blood substitute program have been contributed to Nextran. DNX Biotherapeutics has also licensed certain rights to the Company's hemoglobin blood substitute technologies to Baxter, who is developing a hemoglobin blood substitute using outdated human blood as its supply source. In the event that Baxter develops and commercializes hemoglobin blood substitutes using these technologies, DNX Biotherapeutics will receive royalty income of 3% of end product sales.

     The Company has retained the exclusive rights to use certain technologies associated with helper-free stocks of adeno associated virus vectors and has licensed such technology to a biotechnology company for use in gene therapy applications. In the event that such technology is developed and commercialized, DNX Transgenics will receive royalty income and milestone payments.

NEXTRAN

     On August 29, 1994, DNX Biotherapeutics entered into a Joint Venture Agreement (the "Joint Venture Agreement") with Baxter Transplant Holdings, Inc. ("Holdings"), a wholly owned subsidiary of Baxter Healthcare Corporation ("Baxter"), which is a subsidiary of Baxter International, Inc. ("Baxter International"). Under the Joint Venture Agreement, DNX Biotherapeutics and Holdings formed Nextran, a Delaware general partnership ("Nextran"), in which DNX Biotherapeutics had a 30% partnership interest and Holdings had a 70% partnership interest. In connection with the formation of Nextran, DNX Biotherapeutics contributed $2.5 million in cash and certain rights under patent licenses, research agreements, and other intangible assets related to its xenograft (animal to human) organ transplantation and blood substitute programs, including certain limited rights to practice under the DNA Microinjection patent specifically within the xenograft and hemoglobin blood substitute fields of use. In addition, DNX Biotherapeutics contributed laboratory and office space in Princeton, New Jersey, swine research facilities near Athens, Ohio and certain related equipment and other related assets with a net book value of $2.4 million to Nextran. Baxter contributed to Nextran $20 million in cash and certain rights under research and product marketing programs between Baxter and various third parties related to certain of its transplantation programs.

     Pursuant to the terms of the Purchase Agreement, dated September 22, 1995, as amended, DNX Biotherapeutics consummated the sale of its 30% partnership interest in Nextran to Transplant Acquisition Inc., a wholly-owned subsidiary of Baxter, for a cash purchase price of $18 million. In connection with this transaction, in the third quarter of 1995, the Company eliminated its investment in Nextran and recorded an estimated non-recurring gain, net of expenses, income taxes and related accruals, of $17,266,000. Additionally, in the event that Nextran develops and commercializes hemoglobin blood substitutes using technologies licensed to Nextran by the Company, the Company will receive royalty income of 3% of end product sales.

     The obligations of DNX Biotherapeutics under the Joint Venture Agreement, an asset transfer agreement and other related documents have been guaranteed by each of the Company and Pharmakon. Such guarantees expired on August 29, 1995, with the exception of certain environmental representations and warranties which expire on August 29, 1997.

MARKETING

     Marketing activities are conducted by personnel based at the Company's operations in the U.S. and France. In addition, the Company utilizes a marketing representative to service Japan.

     The majority of new studies conducted by the Company are derived from existing clients. To obtain new clients, the Company contacts potential clients directly through its representatives and indirectly by mailings as well as participates at various scientific association symposia. Further, the Company's sales and marketing department targets the promotion of its preclinical drug development services to potential new clients who are presently not familiar with the Company's services, and to expanding services for existing clients. The Company believes that its specialty services act as a component to the Company's marketing programs.

     The Company's scientific personnel participate in a variety of endeavors such as publishing scientific papers and making presentations at scientific meetings. The Company also participates in commercial conferences and advertises in scientific journals and trade publications.

CUSTOMERS


     No customer accounted for more than 10% of the Company's revenues in fiscal 1995 or for the nine months ended September 30, 1996. However, the Company's top ten customers accounted for approximately 38% of the Company's revenues in fiscal 1995 and approximately 34% of the Company's revenues for the nine months ended September 30, 1996. The Company believes that the loss of any of these customers, if not replaced or if services provided to existing customers are not expanded, may have a material adverse effect on the Company. There is no assurance that the loss of any such customer would be replaced or services to existing customers would be expanded on terms acceptable to the Company.


BACKLOG


     The Company's order backlog for preclinical drug development services was $8.2 million at December 31, 1995, compared to $9.9 million at December 31, 1994. The Company's order backlog for preclinical drug development services was $8.1 million at September 30, 1996. The Company anticipates that approximately $3.0 million of the September 30, 1996 order backlog will be realized after December 31, 1996.


PATENTS AND PROPRIETARY TECHNOLOGY

     The Company's policy is to file and aggressively prosecute patent applications covering its inventions that it considers to be important to its business. The patent positions of pharmaceutical and biotechnology firms, as well as academic and other research institutions, are uncertain and involve complex legal and factual questions. Accordingly, no firm predictions can be made regarding the breadth or enforceability of claims allowed in pharmaceutical and biotechnology patents.


     As of November 1, 1996, the Company has several patent applications on file in the U.S. Patent and Trademark Office, relating to applications with respect to its transgenic technologies and transgenic animal models. The Company intends to file additional patent applications, when appropriate, relating to improvements to its existing technologies and animal models under development. In addition, the Company also has rights to technologies covered by patents and patent applications owned by other parties. In some cases, these rights are exclusive, in other cases they are non-exclusive.

     The Company has an exclusive commercial license to a U.S. patent awarded to Ohio University in October 1989 covering DNA Microinjection, which is the method of gene transfer most widely employed for the successful development of transgenic animals in several mammalian species. The Company has granted several non-exclusive sublicenses for a variety of applications under this patent. The Company, as it becomes aware of activities potentially infringing on its commercial rights as the exclusive commercial licensee for the Ohio University DNA Microinjection patent, takes appropriate action to curtail infringing activities. There can be no assurance, however, that the Company's actions will result in proof of infringement, curtailment of the potentially infringing party's activities, or that the potentially infringing party will become properly licensed and, thereby, financially obligated to the Company. Outside of the U.S., the DNA Microinjection process is non-proprietary. The license has a term equal to the life of the last to expire of all patents covered by the license, unless earlier terminated by either party for cause.

     Competitors or potential competitors of the Company may have filed applications for, or may be issued, certain patents, and may obtain patents and proprietary rights, relating to technologies competitive with those of the Company. Accordingly, there can be no assurance that the Company's patent applications will result in patents being issued or that, if issued, such patents will provide protection against competitive technology that circumvents such patents or will be held valid by a court of competent jurisdiction; nor can there be any assurance that others will not obtain patents that the Company would need to license or circumvent. Furthermore, there can be no assurance that licenses that might be required for the Company's processes or products would be available on reasonable terms, if at all.

     The Company, in forming the Nextran joint venture, licensed to Nextran certain limited rights to practice under the Company's DNA Microinjection patent specifically within the xenograft and hemoglobin blood substitute fields of use. In addition, the Company transferred to Nextran its remaining xenotransplantation technology and related patent applications and signed a royalty-bearing license with Nextran for the Company's proprietary hemoglobin technology and related patent applications. Included in these transfers of technology is an agreement which provides that Nextran will fund and prosecute the transferred patent applications and that the Company will not perform DNA Microinjection for any third parties where the Company knows that the results of such DNA Microinjection will be used in the Nextran fields of use. With the exception of the agreement to avoid third party business in the Nextran fields of use, none of these patent application or proprietary technology transfers or licenses are expected to interfere with the Company's operation of its services businesses. The Nextran fields of use have historically not been a significant part of the Company's services businesses and the avoidance of such is not expected to have a material adverse effect on the Company.

     The Company also relies upon unpatented trade secrets, know-how and continuing technological innovation to develop and maintain its competitive position. No assurance can be given that others will not independently develop substantially equivalent proprietary information and technology, or otherwise gain access to the Company's trade secrets or disclose such technology, or that the Company can meaningfully protect its rights to its unpatented trade secrets.

GOVERNMENT REGULATION

     The Company's operations are subject to numerous regulatory requirements designed to assure the quality and integrity of its preclinical drug development services. In recent years, these regulations have become more numerous and stringent, reflecting an increased public concern about the dangers of potentially toxic drugs, chemicals and other substances. To the extent that the following information describes statutory or regulatory provisions, it is qualified in its entirety by reference to the particular statutory and regulatory provisions currently in effect. Any change in applicable law or regulation may have a material effect on the business and prospects of the Company.

     The industry standard for conducting biological testing is embodied in regulations called "Good Laboratory Practices" ("GLP"). GLP has been adopted by the Environmental Protection Agency ("EPA") and FDA in the United States and the Minister des Affaires Sociales et de la Solidarite Nationale in France. GLP stipulates requirements for facilities, equipment and professional staff. The regulations mandate standardized procedures for controlling studies, for recording and reporting data and for retaining appropriate records. The EPA, FDA, and any other governmental agency with the authority to control marketing approval for new products can reject test results if they do not comply with GLP. Pharmakon monitors ongoing compliance with GLP standards. Additionally, Organization of Economic Cooperation and Development ("OECD") member countries (including France) must adopt GLP principles laid down by the OECD as indicated in Directive 87/18/EEC.

     In addition, the Company is subject to scrutiny by many regulators regarding its laboratories and materials. On the federal level in the United States, the Company is regulated by the Department of Transportation ("DOT"), Occupational Safety and Health Administration ("OSHA"), Nuclear Regulatory Commission ("NRC") and the Drug Enforcement Administration ("DEA"). At the state level, Pharmakon is monitored by the Commonwealth of Pennsylvania Department of Labor and Industry and the Pennsylvania Department of Environmental Resources. In addition, Pharmakon Europe's operations are subject to certain regulations in France similar to the aforementioned federal and state regulations.

     In addition to the regulatory framework and GLP standards for preclinical drug development services, the Company is and may be subject to regulation under state and federal law, including requirements regarding occupational safety, laboratory practices, the care and use of animals in experimentation and testing, the use, handling and disposition of radioactive materials, environmental protection and hazardous substance control, and may be subject to other present and possible future local, state, federal and foreign regulation, including future regulation of the preclinical drug development industry, the biotechnology field and the biological testing industry.

COMPETITION

     The CRO industry consists of several hundred small, limited-service providers, several medium-sized CROs, and a few full-service global drug development service companies. The CRO industry is consolidating and, in recent years, several large, full-service competitors have emerged. This trend of industry consolidation will likely result in greater competition among the larger CROs for clients and acquisition candidates. The Company's primary competitors include Corning Lab Services, Inc., a subsidiary of Corning, Inc., Quintiles Transnational Corp., Huntington International Holdings plc, TSI Corporation, a subsidiary of Genzyme Transgenics Corporation, Inveresk Research International Ltd. and BioResearch Laboratories, Inc. Additionally, the Company competes against other CROs and the in-house research and development departments of pharmaceutical companies, as well as academic institutions.

     Competitive factors include previous experience, specialty preclinical capabilities, an international presence, financial viability, reputation, quality and responsiveness, as well as in certain markets, price is a significant factor. In addition DNX Transgenics possesses an exclusive license to a U.S. patent awarded to Ohio University, covering DNA Microinjection, which is utilized in providing its specialty transgenic based services. As the Company becomes aware of potentially infringing activities relating to this technology, it takes appropriate action to curtail such infringing activities.

SERVICE OR PRODUCT LIABILITY

     The preclinical drug development services being offered and to be offered by the Company, entail an inherent risk of service liability. The Company maintains limited coverage for professional service liability insurance. The Company has experienced no claims to date with respect to professional service liability. There can be no assurance that the professional service liability insurance maintained by the Company will be adequate to cover all claims relating to the Company's preclinical drug development services.

RESEARCH AND DEVELOPMENT EXPENSES

     As the result of the sale of the Company's interest in Nextran as well as the change in the strategic focus of DNX Transgenics, the Company's research and development expenses have decreased significantly since 1993. Research and development expenses for 1995, 1994 and 1993 were $1.1 million, $4.4 million and

$11.1 million, respectively. Research and development expenses for the nine months ended September 30, 1996 were $329,000.


EMPLOYEES


     As of September 30, 1996, the Company employed 266 individuals on a full-time basis. At the Company's corporate headquarters, 5 individuals were employed in business management, general and administrative activities. As of September 30, 1996, Pharmakon employed 246 individuals, 85 of whom were engaged in managing and operating the U.S. operations and 161 of whom were engaged in managing and operating Pharmakon Europe. At September 30, 1996, DNX Transgenics employed 15 individuals in research, development and commercialization of its transgenic-based animal model services. The Company provides its subsidiaries with management, business, financial and administrative support.


     A significant number of the Company's and its subsidiaries' management and professional employees have had prior experience with pharmaceutical, biotechnology, medical products or preclinical drug development service companies. The Company believes that it maintains good relations with its employees and that its success will depend in large part upon its ability to attract and retain these and future employees.

     None of the Company's U.S. employees are represented by trade unions. All of the employees at Pharmakon Europe, except senior management, are represented by a legal trade union. These employees are governed by an agreement between Pharmakon Europe and the trade union, which is subject to renegotiation on an annual basis.

BUSINESS SEGMENT INFORMATION

     For information on amounts of revenue, operating profit and loss and identifiable assets attributable to the Company's operating divisions, see Note 16 of the Notes to Consolidated Financial Statements included in "FINANCIAL STATEMENTS -- THE COMPANY."

PROPERTIES

     The Company's corporate headquarters is located in Raritan, New Jersey in an administrative office facility with approximately 2,000 square feet. The lease on this facility expires in February 1998 with a renewal option for an additional one year period.

     Pharmakon's U.S. operations are located in two adjacent facilities near Scranton, Pennsylvania. One facility is approximately 21,000 square feet and is leased through August 1999. The other facility is owned, subject to a mortgage, and is a 20,000 square foot facility. Pharmakon Europe owns and operates approximately 100,000 square feet of facilities on approximately nine acres near Lyon, France. Each of Pharmakon and Pharmakon Europe has an option to purchase land adjacent to their current facilities. See Note 14 of the Notes to the Consolidated Financial Statements included in "FINANCIAL STATEMENTS -- THE COMPANY."


     DNX Transgenics is located in Princeton, New Jersey in a facility shared with Nextran. This facility is comprised of approximately 30,000 square feet and houses administrative offices and research laboratories. DNX Transgenics' prior agreement with Nextran allowed for the sharing of the Princeton facility for its transgenic services operations until August 1997. To accommodate expansion opportunities, DNX Transgenics has leased approximately 5,000 square feet of laboratory and office space adjacent to the Nextran facility. Such lease expires in December 1999. Accordingly, DNX Transgenics has modified its arrangements with Nextran to provide for the use of specific space at the Princeton facility through August 31, 1999.


LEGAL PROCEEDINGS

     The Company is not a party to any material legal proceeding.

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

                               THE BIOCLIN GROUP

GENERAL

     The BioClin Group is a privately owned contract research organization serving the pharmaceutical, biotechnology and medical device industries. The BioClin Group designs, monitors and manages clinical drug development involving Phase I to Phase IV trials, including design of testing protocols, monitoring of test participants, data management, quality assurance, report writing. In addition, it has the capability to manage entire clinical development programs, and offers product registration services in North America, Europe, the Middle East and Australia. The BioClin Group generates substantially all of its revenue from the clinical testing of new pharmaceutical and biotechnology products.

     The BioClin Group was founded in 1979 by Dr. Barbut. It has been active in international clinical drug development since 1982, initially in European-based Phase II and Phase III trials focused on cardiovascular therapeutics, and maintains its European headquarters in Cham, Switzerland. In 1988, the BioClin Group established its U.S. Phase I operation in Richmond, Virginia. By 1992, the BioClin Group had developed experience in most therapeutic areas, expanded clinical operations throughout Europe, and established a Phase I facility at its Institute of Clinical Pharmacology in Dusseldorf, Germany. Additionally, in Dusseldorf, the BioClin Group established an information systems and data management capability. In 1993, the BioClin Group established its U.S.-based Phase II through IV data management services and clinical operations in Austin, Texas. In 1995, the BioClin Group elected to discontinue its services for Phase I trials in the United States and expanded its U.S.-based Phase II through IV services. In connection with this decision, the BioClin Group began to focus on providing all Phase I studies in Dusseldorf, Germany.

     Today, the BioClin Group operates in North America in the United States and Canada; in Europe in Austria, Belgium, Denmark, Estonia, Finland, France, Germany, Greece, Italy, Latvia, Lithuania, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom; in the Middle East in Israel and Turkey; and in Australia.

     Although the companies that comprise the BioClin Group are each controlled by the BioClin Interest Holders, each of such companies has historically been operated as a separate and independent legal entity. Because the Company will operate the BioClin Group as consolidated wholly-owned subsidiaries upon consummation of the Proposed Transaction, the BioClin Group is presented on a combined financial and business description basis in this Proxy Statement.

DRUG DEVELOPMENT

     Drug development is an expensive and lengthy process. Before a new drug can be marketed, it must undergo extensive testing and regulatory review to determine its safety and efficacy. This process consists of many stages -- two of the most critical being preclinical and clinical testing. In preclinical testing, the sponsor of the new drug conducts laboratory analyses and animal tests to determine the basic biological activity and safety of the drug. After successfully completing the preclinical phase, the drug undergoes a series of clinical tests in humans, typically progressing from dosing studies in healthy volunteers to testing in patients with the targeted disease. Clinical trials often represent the most expensive and time-consuming part of the overall drug development process. The information generated during these trials is critical for gaining marketing approval from the FDA or other regulatory agencies. In the United States, preclinical and clinical testing must comply with the requirements of Good Laboratory Practices and Good Clinical Practices ("GCP") and other standards promulgated by the FDA and other federal and state governmental authorities.

     The FDA pioneered the use of clinical trials for new drug development, and the agency's approval process has shaped much of drug regulation worldwide. In recent years, the FDA and corresponding regulatory agencies of the major industrial countries, including Canada, Japan and the European Union (the "EU"), commenced discussions to develop common standards for both the conduct of preclinical and clinical studies and the format and content of applications for new drug approvals. Data from multi-national studies adhering to GCP are now generally acceptable to the FDA and the governments within the EU.

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

     In the United States, a drug sponsor must file an Investigational New Drug Application (the "IND") with the FDA before the commencement of human testing of a drug. The IND includes preclinical testing results and sets forth the sponsor's plans for conducting human clinical trials. The design of these plans, known as the study protocol, is critical to the success of the drug development effort because the protocol must correctly anticipate the data and results that the FDA will require before approving the drug.

     Human trials usually start on a small scale to assess safety and then expand to test efficacy. Trials are usually grouped into four phases, with multiple trials generally conducted within each phase. Clinical trials often represent the most expensive and time-consuming part of the overall drug development process. The information generated during these trials is critical for gaining marketing approval from the FDA or other regulatory agencies.

     Phase I. Phase I trials are conducted on healthy volunteers, typically 20 to 80 persons, to develop basic safety data relating to toxicity, metabolism, absorption, elimination and other pharmacological actions.

     Phase II. Phase II trials are conducted on a small number of subjects, typically 100 to 200 patients, who suffer from the drug's targeted disease or condition. Phase II trials offer the first evidence of clinical efficacy, as well as additional safety data.

     Phase III. Phase III trials are conducted on a significantly larger population of several hundred to several thousand patients who suffer from the targeted disease or condition. Phase III trials are designed to measure efficacy on a large scale as well as long-term side effects.

     Phase IV. As a condition of granting marketing approval, the FDA may require that a sponsor continue to conduct additional clinical trials, known as Phase IV trials, to monitor long-term risks and benefits, study different dosage levels, or evaluate different safety and efficacy parameters in target patient populations. With the increasing importance of Phase IV trials has also come increased complexity in the scope of the trials (i.e., the number of patients tested) and the manner in which they are conducted (i.e., the number of sites at which testing is performed).

     After the successful completion of Phase III trials, the sponsor of a new drug may submit a New Drug Application ("NDA") to the FDA. The NDA is a comprehensive filing that includes, among other things, the results of all preclinical and clinical studies, information about the drug's composition and the sponsor's plans for producing, packaging and labeling the drug. Most of the clinical data contained in an NDA is generated during the Phase II and III trials. Drugs that successfully complete FDA review may be marketed in the United States, subject to the conditions imposed by the FDA in its approval.

SERVICES

     The BioClin Group's services and related products include clinical trial management services, clinical data management and biostatistical services, and product registration and regulatory services. The BioClin Group's services can be provided separately or as an integrated package. Services from each of these categories can be utilized for the development and execution of an NDA.

     CLINICAL TRIAL MANAGEMENT SERVICES. The BioClin Group offers complete services for the design, placement, performance and management of clinical trial programs, critical elements in obtaining regulatory approval for drugs and medical devices. The BioClin Group has performed services in connection with trials in many therapeutic areas. The BioClin Group's multi-disciplinary clinical trials group has the ability to examine a product's existing preclinical and clinical data for the purposes of designing protocols for clinical trials in order to ascertain evidence of the product's safety and efficacy.

     The BioClin Group's services include management of Phases I through IV trials, including design of operations manuals, identification and recruitment of trial investigators, initiation of sites, monitoring for strict adherence to GCP, site visits to ensure compliance with protocol procedures and proper collection of data, interpretation of trial results and report preparation. Many of the BioClin Group's current projects involve

Phase II, III or IV clinical trials, which, in most cases, are significantly larger and more complex than Phase I trials.

     Phase I Services. At the BioClin Institute, the BioClin Group provides a number of specialized Phase I services. They include computerized volunteer databases; a clinical pharmacology unit; access to special populations; vital signs; telemetry; and statistical evaluation. Phase I trials are conducted on healthy volunteers, typically 20 to 80 persons, to develop basic safety data relating to toxicity, metabolism, absorption, elimination and other pharmacological actions.

     Tolerability pharmacokinetic and pharmacodynamic investigations and drug-drug interaction studies can be performed in young and elderly healthy volunteers, as well as in special populations, including patients with renal or hepatic impairment. The BioClin Group has access to a large population of suitable and reliable volunteers, and, since its opening, has built up an active panel of approximately 2,000 volunteers which is continually reviewed and expanded.

     The BioClin Institute complements the BioClin Group's European and North American clinical operations on Phase II to IV trials. This network of clinical facilities allows parallel, worldwide development of pharmaceutical products by the BioClin Group's clients.

     Phase II -- Phase IV Services. The BioClin Group provides Phase II through Phase IV services, including efficacy testing, additional safety data, long-term risks and side effects and other matters. It maintains a network of physicians who serve as investigators; hospitals and university centers for in-and-out-patient studies; established research sites performing special investigations; a selection of centralized laboratories in each country across Europe, Israel, and North America; project management; traditional monitoring or monitoring by fax or remote/direct data entry; and data management.

     One recent development in the CRO industry is the emergence of trials involving tests on over 1,000 patients over a period of several years at multiple sites. These large multiple site trials have resulted from the drug companies' emphasis on treating and curing chronic disorders and the resulting need to thoroughly test large numbers of patients for long-term side effects of new drugs. Since 1993, the BioClin Group has been conducting such a large multiple site trial and presently actively markets its abilities in this area.

     Clinical trials are monitored for strict adherence to GCP. Efficient data collection, form design, detailed operations manuals and site visits by the BioClin Group's clinical research associates ("CRAs") are utilized to determine whether clinical investigators and their staffs follow established protocols and accurately record the findings of the trials. In addition, the BioClin Group has quality assurance auditors that provide additional internal and external auditing.

     In connection with its services, the BioClin Group assists clients with one or more of the following:

     (i) Study Protocol. The protocol defines the medical issues the study seeks to examine and the statistical tests to be conducted such as the frequency and type of laboratory and clinical measures that are to be tracked and analyzed; the number of patients required to produce a statistically valid result; the period of time over which they must be tracked and; the frequency and dosage of drug administration.

     (ii) Case Report Forms. Once the study protocol has been finalized, special forms for recording the required information must be developed. These forms are called Case Report Forms ("CRFs").

     (iii) Site and Investigator Recruitment. The drug is administered to patients under the supervision of physicians who serve as investigators, at hospitals, clinics or other locations, referred to as sites. Potential investigators may be identified by the drug sponsor or the BioClin Group, which then solicits the investigators' participation in the study. Generally, the investigators contract directly with the BioClin Group. The trial's success depends on the successful identification and recruitment of investigators with proper expertise and an adequate base of patients who satisfy the requirements of the study protocol. The BioClin Group maintains a network of investigators who have conducted clinical trials.

     (iv) Patient Recruitment and Enrollment. The BioClin Group recruits Phase I volunteers and maintains a database of such volunteers. The investigators, however, find and enroll patients suitable for the Phase II through IV trials according to the study protocol. Prospective patients are required to review information about the drug and its possible side effects and sign an informed consent to record their knowledge and acceptance of potential side effects. Patients also undergo a medical examination to determine whether they meet the requirements of the study protocol. Patients then receive the drug and are examined by the investigator as specified by the study protocol.

     (v) Study Monitoring and Data Collection. As patients are examined and tests are conducted in accordance with the study protocol, data are recorded on CRFs and laboratory reports. The data are collected from study sites by CRAs. CRAs visit sites regularly to ensure that the CRFs are completed correctly and that all data specified in the protocol are collected. CRFs are reviewed for consistency and accuracy before their data are entered into an electronic database.

     (vi) Medical Affairs. Throughout the course of a clinical trial, the BioClin Group may provide various medical research and services, including medical monitoring of clinical trials, interpretation of clinical trial results and preparation of clinical study reports.

     (vii) Report Writing. The results of statistical analysis of data collected during the trial, together with other clinical data, are included in a final report generated for inclusion in a regulatory document.

     (viii) Information Technology. A fully networked information system is available to facilitate complete computerized data management of Phase I through IV trials. Data capture, for Phase I, is maintained by direct CRF "bedside" entry of primary data and the creation of the electronic CRF. Data collected in CRFs is entered into the study database within 72 hours of collection. Laboratory data is on-line for review by physicians and project managers.

     For Phase II through IV trials, monitored CRF pages are forwarded to either of the BioClin Group's two data management centers (Dusseldorf, Germany or Austin, Texas) for double data entry. Query lists are generated and returned to the monitors for resolution. Alternatively, the BioClin Group offers the Almedica Fax Monitoring(TM) system whereby completed CRF pages are transmitted from the sites directly to either of the BioClin Group's two data management centers.

     CLINICAL DATA MANAGEMENT AND BIOSTATISTICAL SERVICES. The BioClin Group has experience in the creation of scientific databases for all phases of the drug development process. These databases provide clients with data abstraction, data review and coding, data verification and editing and problem data resolution capabilities. The BioClin Group utilizes an imaging technology process which eliminates time and minimizes potential data entry errors by electronically routing, tracking and querying optically scanned CRFs. The BioClin Group's data management professionals assist in the design and development of study protocols and CRFs, training manuals and training sessions for investigators and coordinators.

     The BioClin Group's biostatistics professionals provide biostatistical consulting, database design, data analysis and statistical reporting. The BioClin Group's biostatisticians provide clients with assistance in all phases of drug development. These professionals develop and review protocols, design appropriate analysis plans and design report formats to address the objectives of the study protocol, as well as the client's individual objectives.

     The BioClin Group believes that its data management and biostatistical services capabilities can be utilized by a client more effectively when packaged as part of its total clinical trials management services in the conduct of Phases I through Phase IV trials. This packaging permits a faster and less costly clinical trial process, as the data are collected and analyzed more rapidly and the decision to move to the next phase can be made more quickly. Although the BioClin Group believes that many pharmaceutical companies treat each phase as a distinct trial, the BioClin Group emphasizes this packaged approach as an integrated process.

     PRODUCT REGISTRATION SERVICES/REGULATORY AFFAIRS. The pharmaceutical companies who are clients of the BioClin Group have their own regulatory expertise and generally register their products without the assistance

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

of third parties. In connection with its Phase I through IV services to these pharmaceutical companies, the BioClin Group provides regulatory strategy formulation, consultation and, if requested, acts as a liaison with the FDA and other international regulatory agencies.

     The BioClin Group intends to market its clinical testing services to biotechnology companies which may not have experience or expertise in regulatory and product registration matters. As part of its clinical trial services, the BioClin Group offers these clients comprehensive product registration services, document preparation, regulatory strategy formulation and compliance, and may act as liaison with the FDA and other international regulatory agencies.

     Although to date the revenues from these services to biotechnology companies have not been material, the BioClin Group believes it necessary to offer these services to be competitive in the CRO industry. As a result, the BioClin Group's regulatory affairs experts review existing published literature, assess the scientific background of a product, assess the competitive and regulatory environment, identify deficiencies and define the steps necessary to obtain registration in the most expeditious manner. Through this service, the BioClin Group may assist its clients to determine the feasibility of developing a particular product or product line.

     The BioClin Group's regulatory affairs professionals have experience in the analysis, preparation and submission of FDA regulatory documents covering a wide range of products, including prescription and over-the-counter drugs. The BioClin Group also has experience with preparing regulatory documentation for submission to European regulatory authorities.

CLIENTS AND MARKETING

     Marketing activities have been conducted primarily by the BioClin Group's senior management. Business development personnel have recently been added in each of the BioClin Group's principal locations in order for the BioClin Group to seek contracts with new clients, seek contracts with new therapeutic areas or divisions within existing clients, cross-sell other services to existing clients, and develop strategic alliances with major pharmaceutical and biotechnology companies. In response to the highly technical nature of the BioClin Group's business, most of the BioClin Group's marketing personnel have scientific backgrounds. Additionally, the BioClin Group advertises in trade journals and publications and, from time to time, employs direct mailings of information to existing and potential clients. The BioClin Group also attends and exhibits at selected trade shows in the United States and Europe.


     The BioClin Group provides its services on an international basis to the pharmaceutical and biotechnology industries. During 1995 and for the nine months ended September 30, 1996, substantially all of the BioClin Group's revenue was derived from pharmaceutical companies.



     The BioClin Group has in the past derived, and may in the future derive, a significant portion of its net service revenue from a relatively limited number of major projects or clients. Concentrations of business in the CRO industry are not uncommon and are increasing as large pharmaceutical and biotechnology companies are outsourcing larger clinical trials and large multiple site trials to fewer full-service CROs. For both the year ended December 31, 1995 and the nine months ended September 30, 1996, the BioClin Group's top three customers accounted for approximately 70% of the BioClin Group's combined net revenue. One customer of the BioClin Group accounted for approximately 39% of revenues for the year ended December 31, 1995 and approximately 43% of revenues for the nine months ended September 30, 1996. The BioClin Group believes that the loss of any of these customers, if not replaced or if services provided to existing customers are not expanded, may have a material adverse effect on the BioClin Group. There is no assurance that the loss of any such customers would be replaced or services to existing customers would be expanded on terms acceptable to the BioClin Group.


CONTRACTUAL ARRANGEMENTS

     The BioClin Group generally is awarded contracts based, among other things, upon its response to requests for proposal ("RFP") received from pharmaceutical, biotechnology and medical device companies. The RFP may require the BioClin Group to design a protocol, conduct the trial, analyze the results of one or more of the trials, prepare and submit an NDA to the FDA, or perform any combination of these services. Once a trial has been commenced, change orders may be requested by clients based on the results of the trial to date, including changes in the scope of the trial and in the services to be provided by the BioClin Group. Accordingly, the BioClin Group's compensation under a contract may increase or decrease.

     Most contracts are fixed priced contracts that require a portion of the contract amount to be paid at or near the time the trial is initiated. The BioClin Group generally bills its clients upon the completion of negotiated performance requirements and, to a lesser extent, on a date certain basis. The BioClin Group's contracts generally may be terminated with or without cause. In the event of termination, the BioClin Group is typically entitled to all sums owed for work performed through the notice of termination and all costs associated with termination of the study. In addition, some of the BioClin Group's contracts provide for an early termination fee, the amount of which usually declines as the trial progresses. Termination or delay in the performance of a contract occurs for various reasons, including, but not limited to, unexpected or undesired results, inadequate patient enrollment or investigator recruitment, production problems resulting in shortages of the drug or medical devices being tested, adverse patient reactions to the drug or medical devices being tested, or the client's decision to de-emphasize a particular trial. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- THE BIOCLIN GROUP -- Overview."

BACKLOG

     Backlog consists of anticipated net service revenue from letters of intent and contracts believed to be firm. Once work under a letter of intent or contract commences, net service revenue is recognized over the life of the contract using the percentage-of-completion method of accounting. In certain cases, the BioClin Group will work on a project prior to finalizing a letter of intent or contract. Backlog excludes anticipated net service revenue for projects for which the BioClin Group has commenced work, but for which a definitive letter of intent or contract has not been confirmed.

     The BioClin Group believes that its backlog as of any date is not necessarily a meaningful indicator of future results and no assurance can be given that the BioClin Group will be able to realize net service revenue included in backlog. Clinical trials under contracts included in backlog are subject to termination or delay at any time by the client or regulatory authorities. Termination or delays can result from a number of factors. Delayed contracts remain in the BioClin Group's backlog pending determination of whether to continue, modify or cancel the contract.


     As of December 31, 1995, the BioClin Group's backlog was approximately $11.0 million. As of September 30, 1996, the BioClin Group's backlog was approximately $17.0 million. One customer of the BioClin Group accounted for approximately $5.0 million of the backlog at December 31, 1995 and approximately $8.3 million of the backlog at September 30, 1996. The BioClin Group anticipates that approximately $13.3 of the September 30, 1996 backlog will be realized after December 31, 1996.


COMPETITION


     The BioClin Group competes primarily against pharmaceutical companies' own in-house research departments, CROs and universities and teaching hospitals. The CRO industry includes several hundred small, limited-service providers, several medium-sized CROs, and a few full-service global drug development companies. The BioClin Group believes that it is one of the few medium-sized CROs that can provide comprehensive international clinical trial services in competition with the larger full-service global drug development companies. The CRO industry is consolidating and, in recent years, several large, full-service competitors have emerged. This trend of industry consolidation may result in greater competition among the larger CROs for clients and possible candidates for further consolidation for these larger CROs. Such large, full-service competitors may have substantially greater capital, technical and other resources, may be better known and may have more experienced personnel than the BioClin Group. The BioClin Group's competitors include Corning Lab Services, Inc., a subsidiary of Corning, Inc.; Parexel International Corporation; Quintiles


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

Transnational Corporation; ClinTrials Research Inc.; Pharmaceutical Products Development Corporation; and IBAH, Inc.

     CROs generally compete on the basis of previous experience, medical and scientific expertise in specific therapeutic areas, the quality of contract research, the ability to organize and manage large-scale trials on a global basis, the ability to manage large and complex medical databases, the ability to provide statistical and regulatory services, the ability to recruit investigators, the ability to integrate information technology with systems to improve the efficiency of contract research, an international presence with strategically located facilities, financial viability and price. The BioClin Group believes that it competes favorably in these areas.

GOVERNMENT REGULATION

     The services provided by the BioClin Group are ultimately subject to FDA regulation in the United States and comparable agencies in other countries, although the level of applicable regulation in other countries is generally less comprehensive than regulation present in the United States. The industry standard for conducting clinical research and development studies is embodied in regulations and guidelines called Good Clinical Practices. Although the FDA has not formally adopted a single GCP guideline, certain provisions of GCP have been included in FDA regulations. In Europe, all work is carried out in accordance with the EU Note For Guidance, "Good Clinical Practice for Trials on Medicinal Products in the European Community." As a matter of practice, the FDA and many other regulatory authorities require that test results submitted to such authorities be based on studies conducted in accordance with GCP. These regulations include: (i) complying with FDA regulations governing the selection of qualified investigators; (ii) obtaining specific written commitments from the investigators; (iii) verifying that patient informed consent is obtained; (iv) monitoring the validity and accuracy of data; (v) verifying drug or device accountability; and (vi) instructing investigators to maintain records and reports. The BioClin Group must also maintain reports for each study for specified periods for inspection by the study sponsor and the FDA during audits. Non-compliance with GCP can result in the disqualification of data collected during the clinical trial.

     The BioClin Group's standard operating procedures are written in accordance with regulations and guidelines appropriate to the region where they will be used. FDA regulations and guidelines serve as a basis for the BioClin Group's North American standard operating procedures. The BioClin Group has developed operating procedures in accordance with local requirements and in harmony with the BioClin Group's North American and European operations. From a transnational perspective, the BioClin Group has implemented common standard operating procedures across regions to assure consistency whenever it is feasible and appropriate to do so. Complete external auditing services are provided by the BioClin Group's U.S. and European operations.

INTELLECTUAL PROPERTY

     The BioClin Group believes that factors such as its ability to attract and retain highly-skilled professional and technical employees and its project management skills and experience are more important to its performance than intellectual property rights developed by it. The BioClin Group has developed, and continually develops and updates, certain computer software related methodologies. The BioClin Group seeks to maintain its rights in the software it develops through a combination of contract, copyright and trade secret protection. While the BioClin Group does not consider any of this software or methodology to be material to the BioClin Group's business, the BioClin Group believes its software capabilities provide important benefits to its clients.

POTENTIAL LIABILITY AND INSURANCE

     The BioClin Group's clinical research services focus on the testing of new drugs on human volunteers pursuant to a study protocol. Clinical research involves a risk of liability for personal injury or death to patients due to, among others, possible unforeseen adverse side effects or improper administration of the new drug. Many of these patients are already seriously ill and are at risk of further illness or death. The BioClin Group has not experienced any claims to date arising out of any clinical trial managed or monitored by it.

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     The BioClin Group believes that the risk of liability to patients in clinical trials is mitigated by various regulatory requirements, including the role of institutional review boards ("IRBs") and the need to obtain each patient's informed consent. The FDA requires each human clinical trial to be reviewed and approved by the IRB at each study site. An IRB is an independent committee that includes both medical and nonmedical personnel and is obligated to protect the interests of patients enrolled in the trial. After the trial begins, the IRB monitors the protocol and the measures designed to protect patients, such as the requirement to obtain informed consent.

     To reduce its potential liability, the BioClin Group seeks to obtain indemnity provisions in its contracts with clients and with investigators hired by the BioClin Group on behalf of its clients. These indemnities generally do not, however, protect the BioClin Group against certain of its own actions such as those involving negligence. Moreover, these indemnities are contractual arrangements that are subject to negotiation with individual clients, and the terms and scope of such indemnities can vary from client to client and from study to study. Finally, the financial performance of these indemnities is not secured, so that the BioClin Group bears the risk that an indemnifying party may not have the financial ability to fulfill its indemnification obligations. The BioClin Group could be materially and adversely affected if it were required to pay damages or incur defense costs in connection with a claim that is outside the scope of an indemnity or where the indemnity, although applicable, is not performed in accordance with its terms.

     The BioClin Group does not currently maintain an errors and omissions professional liabilities insurance policy.

EMPLOYEES


     As of September 30, 1996, the BioClin Group had approximately 110 employees, of which approximately 40 employees were located in the United States and the remaining 70 employees were located in Europe. The BioClin Group believes that its relations with its employees are good.


     The BioClin Group's performance depends on its ability to attract and retain a qualified management, professional, scientific and technical staff. Competition from both the BioClin Group's clients and competitors for skilled personnel is high. While the BioClin Group has not experienced any significant problems in attracting or retaining qualified staff to date, there can be no assurance the BioClin Group will be able to avoid these problems in the future.

     While no employee of the BioClin Group is covered by a trade union, many of its employees for its European operations have written contracts with the BioClin Group in accordance with local law.

FACILITIES

     The BioClin Group leases all of its facilities. The BioClin Group maintains its European headquarters in Cham, Switzerland, which lease expires in March 31, 2000. The BioClin Group maintains its U.S. headquarters in Richmond, Virginia, which lease expires in February 1997. The BioClin Group's U.S. operations are conducted out of Austin, Texas, which lease expires in February 28, 2001. The BioClin Group also maintains offices in Mannheim, Germany and Vilnius, Lithuania. The BioClin Group believes that the space it leases is adequate for the BioClin Group's operations and that the leases generally reflect market rates in their respective geographic areas.

     The BioClin Group leases a facility in Dusseldorf, Germany which lease expires in August 1, 2001. The facility is utilized for Phase I and Phase II trials and is the information systems, data management and biostatistical center for the BioClin Group. The BioClin Institute is a modern 1,800 square meter dedicated facility with 48 dormitory and 6 intensive monitoring beds.

LEGAL PROCEEDINGS


     BioClin U.S. and one of its directors are defendants in an action entitled William H. Barr v. BioClin, Inc. and Jack Barbut, now pending in the Circuit Court of the City of Richmond, Virginia. The plaintiff is a shareholder of record and former officer and director of BioClin U.S. The plaintiff has alleged that BioClin

U.S. has breached certain agreements between plaintiff and BioClin U.S. The plaintiff seeks compensatory damages of $1 million from BioClin U.S. and an additional $1 million from Dr. Barbut, as well as attorneys' fees and costs of the action. The defendants have denied all claims and intend to vigorously defend this suit.


     On October 23, 1996, BioClin U.S. was served with a motion for judgment in a new action, Barr v. BioClin, Inc. and Merlik C.V., in the Circuit Court of the City of Richmond, Virginia. In this additional action, Dr. Barr has alleged that he is entitled to payments under a Consulting Agreement with Merlik C.V. and that he, as a third-party beneficiary of a License Agreement between Merlik C.V. and BioClin U.S., is entitled to license fees in the amount of $160,000. BioClin U.S. believes that Dr. Barr's third party beneficiary claims against it are without merit and intends to vigorously defend against such claims.


     Also, in the early fall of 1995, Virginia Commonwealth University ("VCU") and BioClin U.S., acting through their respective senior officials, agreed upon a settlement of certain indebtedness and disputes between them. The settlement is presently at the Virginia Attorney General's office awaiting approval by the Attorney General and Governor of Virginia, as required by the law of Virginia for matters involving a state agency or institution.

     In order to avoid the running of the statute of limitations, BioClin U.S. filed with the Circuit Court for the City of Richmond two separate motions for judgment against VCU and two of its pharmacists alleging various claims of negligent conduct. Each claim seeks damages in the amount of $1.5 million. The claim against VCU alleges that dosing errors committed by VCU pharmacists had the effect of rendering valueless the results of certain clinical trials performed at VCU and at other test sites and that the trials had to be redone at significant cost and loss to BioClin U.S. Although VCU has not formally filed a counterclaim against BioClin U.S., VCU claims that BioClin U.S. has failed to honor its contractual commitments to pay VCU for significant efforts undertaken in the performance of a number of clinical trial contracts between BioClin U.S. and VCU. VCU's claims have not yet been reduced to litigation since they are in the nature of breach of contract claims which are subject to longer statutes of limitation.

                     SELECTED FINANCIAL DATA -- THE COMPANY


     The following selected historical consolidated financial information of the Company has been derived from and should be read in conjunction with the information appearing in "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- THE COMPANY" and "FINANCIAL
STATEMENTS -- THE COMPANY," which is included elsewhere in this Proxy Statement.



                                                                                                          NINE MONTHS ENDED
                                                                YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                                  ----------------------------------------------------   -------------------
                                                  1995(4)      1994       1993     1992(1)    1991(2)      1996     1995(4)
                                                  --------   --------   --------   --------   --------   --------   --------
                                                         (IN THOUSANDS, EXPECT PER SHARE DATA)               (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Revenues:
  Commercial services...........................  $ 24,396     25,775     23,077      6,083      1,897     21,606     18,317
  License fees and other contracts..............       927        754        642      1,367      1,196        351        784
                                                  --------   --------   --------   --------   --------   --------   --------
                                                    25,323     26,529     23,719      7,450      3,093     21,957     19,101
                                                  --------   --------   --------   --------   --------   --------   --------
OPERATING EXPENSES:
  Cost of commercial services...................    21,323     19,981     17,902      4,246      1,299     16,966     15,529
  Research and development......................     1,095      4,359     11,134      6,121      3,343        329        773
  General, administrative and marketing.........     5,506      7,237      7,247      4,433      1,980      4,530      4,600
  Special charge (3)............................                           7,095
  Purchased research and development............                                                 3,048
                                                  --------   --------   --------   --------   --------   --------   --------
                                                  27,924..     31,577     43,378     14,800      9,670     21,825     20,902
                                                  --------   --------   --------   --------   --------   --------   --------
  Income (loss) from operations.................    (2,601)    (5,048)   (19,659)    (7,350)    (6,577)       132     (1,801)
                                                  --------   --------   --------   --------   --------   --------   --------
Other income, net...............................       310         30        220      1,380        249        618        107
                                                  --------   --------   --------   --------   --------   --------   --------
  Income (loss) before equity in net loss of
    Nextran, gain on sale of Nextran and income
    taxes.......................................    (2,291)    (5,018)   (19,439)    (5,970)    (6,328)       750     (1,694)
                                                  --------   --------   --------   --------   --------   --------   --------
Equity in net loss of Nextran (4)...............     2,700      1,329                                                  2,700
Gain on sale of Nextran (4).....................    17,266                                                            17,266
Income tax expense (benefit)....................      (291)       332        (50)                             454        (45)
                                                  --------   --------   --------   --------   --------   --------   --------
  Net income (loss).............................  $ 12,566     (6,679)   (19,389)    (5,970)    (6,328)       296     12,917
                                                  ========   ========   ========   ========   ========   ========   ========
Earnings (loss) per share
  Primary.......................................  $   1.39      (0.76)     (2.23)     (0.69)     (1.07)      0.03       1.43
  Fully Diluted.................................  $   1.39      (0.76)     (2.23)     (0.69)     (1.07)      0.03       1.43
                                                  --------   --------   --------   --------   --------   --------   --------
Shares used in computing per share amounts
  Primary.......................................     9,042      8,755      8,700      8,664      5,908      9,287      9,018
  Fully Diluted.................................     9,042      8,755      8,700      8,664      5,908      9,343      9,056
                                                  --------   --------   --------   --------   --------   --------   --------



                                                                YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------
                                                    1995       1994       1993     1992(1)    1991(2)    SEPTEMBER 30, 1996
                                                  --------   --------   --------   --------   --------   ------------------
                                                                     (IN THOUSANDS)                         (UNAUDITED)
BALANCE SHEET DATA:
Cash, cash equivalents and investments..........  $ 21,043      4,404     13,280     29,674     37,386          20,689
Restricted cash.................................       777      1,724      1,430         10      1,286             460
Accounts receivable, net........................     7,662      6,888      5,390      4,860        843           7,167
Fixed assets, net...............................    16,935     17,585     18,798     17,863      1,878          15,190
Investment in Nextran (4).......................                3,844
Intangible assets, net..........................     1,035        991      1,252      2,253        785             964
Other assets....................................     1,395      1,037      2,021      1,367        839           1,780
                                                  --------   --------   --------   --------   --------        --------
  Total assets..................................  $ 48,847     36,473     42,171     56,027     43,017          46,250
                                                  ========   ========   ========   ========   ========   =================
Current liabilities, excluding debt.............     8,548     10,385      9,871      7,349      3,077           8,586
Short-term borrowings...........................     1,399
Current portion of long-term debt...............       744        784      3,691        502        181             246
Long-term debt, excluding current portion.......     7,830      8,502      6,131      6,500         97           7,431
Deferred income taxes...........................     2,045      1,921      1,841      2,053                      1,779
Other liabilities...............................       948      1,180      1,758      1,152         95             876
Total stockholders' equity......................    27,333     13,701     18,879     38,471     39,567          27,332
                                                  --------   --------   --------   --------   --------        --------
  Total liabilities and stockholders' equity....  $ 48,847     36,473     42,171     56,027     43,017          46,250
                                                  ========   ========   ========   ========   ========   =================

---------------

(1) Financial information as of December 31, 1992 gives effect to the acquisition of Pharmakon Europe, using the purchase method of accounting from December 31, 1992.

(2) Financial information as of and for the year ended December 31, 1991 gives effect to the acquisition of Pharmakon, using the purchase method of accounting from August 28, 1991.

(3) In the third quarter of 1993, the Company initiated a plan to suspend research and development efforts on its hemoglobin blood substitute program and thereby downsized and reorganized its DNX Biotherapeutics operations. In accordance with this decision, the Company recorded a special charge of $7.1 million. See Note 4 of the Notes to Consolidated Financial Statements included in "FINANCIAL STATEMENTS -- THE COMPANY."


(4) On August 29, 1994 DNX Biotherapeutics entered into a Joint Venture Agreement with Baxter to form Nextran, a partnership in which DNX Biotherapeutics had a 30% partnership interest. On September 22, 1995, DNX Biotherapeutics consummated the sale of its 30% partnership interest in Nextran to Transplant Acquisition Inc. for a cash purchase price of $18 million. As a result of the sale of its partnership interest in Nextran, the Company recorded a non-recurring gain, net of expenses, income taxes and related accruals of $17.3 million. See Note 6 of the Notes to Consolidated Financial Statements included in "FINANCIAL STATEMENTS -- THE COMPANY."

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                       OF FINANCIAL CONDITION AND RESULTS
                          OF OPERATIONS -- THE COMPANY

GENERAL SUMMARY

     The Company is a contract research organization whose principal activities consist of preclinical drug development services conducted through its two wholly-owned subsidiaries, Pharmakon and DNX Biotherapeutics, currently doing business as DNX Transgenics (together with Pharmakon, the "Subsidiaries"). Pharmakon provides preclinical drug development and safety assessment services, including in vitro and in vivo toxicological, pharmacological and pharmacokinetics testing services, to the pharmaceutical, biotechnology, chemical and other industries through its United States operations and its European subsidiary, Pharmakon Europe. A primary component of Pharmakon's preclinical drug development services consists of specialty services such as general and safety pharmacology, continuous infusion techniques, immunology and immunotoxicology. DNX Transgenics uses its proprietary and other transgenic animal technology to provide drug development services to the pharmaceutical, biotechnology and medical communities via the development of laboratory animal models that more closely mimic human biological processes than do conventional laboratory animal models for use in in vivo testing for drug discovery and development and in biomedical research. See "THE COMPANY."

     The Company also grants sublicenses of its proprietary Pronuclear DNA Microinjection technology, the process widely used in the pharmaceutical and biotechnology industries to develop transgenic animals. These sublicenses entitle the Company to receive revenues consisting of fees and, in certain cases, royalties. Additionally, although the Company has sold its partnership interest in Nextran, in the event that Nextran develops and commercializes hemoglobin blood substitutes using technologies licensed to Nextran by the Company, the Company will receive royalty income. See "THE
COMPANY -- Licensing."


     Pharmakon accounted for more than 95% of the Company's revenues for the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996. Since the majority of Pharmakon Europe's revenues, which accounted for approximately 69% of the Company's revenues for the year ended December 31, 1995 and 68% of the Company's revenues for the nine months ended September 30, 1996, are denominated in French Francs, fluctuations in the exchange rate between the French Franc and the U.S. dollar have an effect on the Company's operating results. See "-- Liquidity and Capital Requirements -- Exchange Rate Fluctuations."


     Formation and Sale of Nextran. On August 29, 1994, DNX Biotherapeutics entered into the Joint Venture Agreement with Holdings, a wholly-owned subsidiary of Baxter, which is a subsidiary of Baxter International. Under the Joint Venture Agreement, DNX Biotherapeutics and Holdings formed Nextran, a Delaware general partnership, in which DNX Biotherapeutics had a 30% partnership interest and Holdings had a 70% partnership interest. Pursuant to the terms of the Purchase Agreement, dated September 22, 1995, as amended, DNX Biotherapeutics consummated the sale of its 30% partnership interest in Nextran to Transplant Acquisition Inc., a wholly-owned subsidiary Baxter, for a cash purchase price of $18 million. See Note 6 of the Notes to Consolidated Financial Statements included in "FINANCIAL STATEMENTS -- THE COMPANY."

     As a result of these transactions, the Company is no longer required to use its resources to fund the development of its organ transplantation or blood substitute programs. Historically, these programs have accounted for a substantial portion of the Company's research and development expenses, capital expenditures, working capital and accumulated deficit. Prior to the sale of its partnership interest in Nextran, the Company recorded its share of Nextran's financial results of operations in its consolidated financial statements according to the equity method of accounting.

     Although the Company has sold its partnership interest in Nextran, in the event that Nextran develops and commercializes hemoglobin blood substitutes using these technologies, the Company will receive royalty income. See "THE COMPANY -- Nextran."

     Proposed Acquisition of the BioClin Group. On August 19, 1996, the Company entered into the Transaction Agreements providing for the acquisition by the Company of all of the outstanding capital stock of, or equity interests in, BioClin U.S., BioClin Europe, BioClin Germany, Kilmer and BioClin Institute in consideration and exchange for 2,632,600 shares of Common Stock. The BioClin Group, which is an international contract research organization engaged in clinical drug development services in the United States, all major European countries, Israel, Turkey and Australia is controlled by the BioClin Interest Holders. The Proposed Transaction has been structured, and the legal agreements have been drafted, in a manner intended to qualify the Proposed Transaction for "pooling-of-interests" accounting treatment. Pursuant to the Transaction Agreements, the closing of the Proposed Transaction is subject to a number of conditions, including DNX stockholder approval and regulatory approvals. The Proposed Transaction is expected to close during the late fourth quarter of fiscal 1996. See "THE PROPOSED TRANSACTION" and "TRANSACTION AGREEMENTS."


RESULTS OF OPERATIONS

                                INTERIM RESULTS


     Three and nine months ended September 30, 1996 as compared to three and nine months ended September 30, 1995.



     Revenues. Revenues were $7,391,000 for the three months ended September 30, 1996 versus $5,515,000 for the same period in 1995, an increase of 34%. Revenues were $21,957,000 for the nine months ended September 30, 1996 versus $19,101,000 for the same period in 1995, an increase of 15%. The increase in revenues for the three and nine month periods ended September 30, 1996 as compared to the same periods in 1995 was primarily due to an increase in business activity in preclinical drug development services in both the European and U.S. marketplaces. The Company believes the increase in business activity is a result of the improvement in the pharmaceutical industry outsourcing trends and expanded cash reserves within the biotechnology sector. Additionally, revenue for the nine months ended September 30, 1995 included approximately $420,000 of revenue, classified as license fees and other contracts, primarily from a government contract that was terminated in 1995.



     Operating Expenses. Cost of commercial services was $5,691,000 or 78% of commercial service revenues for the three months ended September 30, 1996 and $4,791,000 or 91% of commercial service revenues for the same period in 1995. For the nine months ended September 30, 1996, cost of commercial services was $16,966,000 or 79% of commercial service revenues and $15,529,000 or 85% of commercial services revenue for the same period in 1995. The increase in these costs for the three and nine month periods ended September 30, 1996 versus the same periods in 1995 was primarily due to (i) increased business activity, which resulted in an increase in variable costs such as materials and supplies, and
(ii) an increase in commercial service activity associated with DNX Transgenics. The decrease in these costs as a percent of revenues is due to the leveraging of a base cost structure of management and scientific personnel, equipment and facilities which supported a higher level of business in the first nine months of 1996 than experienced during the same period in 1995.



     Research and development expenses decreased 63% to $93,000 for the three month period ended September 30, 1996 from $252,000 for the same period in 1995. For the nine month periods ended September 30, 1996 and 1995, research and development expense decreased 57% to $329,000 from $773,000, respectively. The decrease in expenses was primarily the result of the shift in the strategic focus of DNX Transgenics from the internal development of transgenic animal models to providing commercial specialty drug development services.



     General, administrative and marketing expenses were $1,504,000 for the three months ended September 30, 1996 versus $1,806,000 for the same period in 1995. For the nine month periods ended September 30, 1996 and 1995, these expenses were $4,530,000 and $4,600,000, respectively. Included in general, administrative and marketing expenses for the three months ended September 1995 is a charge of $498,000 of expenses associated with cost reduction programs in Europe. The remainder of the increase in expenses was primarily the result of increased marketing and business development expenses.



     Other Income (Expense). Other income (expense) amounted to $199,000 for the three months ended September 30, 1996 versus $5,000 for the same period last year. For the nine months ended September 30, 1996 and 1995, other income (expense) was $618,000 and $107,000, respectively. The increase in other income for 1996 as compared to 1995 is primarily the result of (i) the increase in cash available for investment, (ii) the reduction of debt, primarily Pharmakon Europe's borrowings under its credit lines (see "-- Liquidity and Capital Requirements -- Debt") and (iii) the decrease in interest expense as a result of the decrease in interest rates applicable to the Company's debt instruments. Additionally, in the first quarter of 1995, the Company transferred its lease obligation on the former Plainsboro pilot plant facility to a third party and sold certain equipment associated with this facility to the same party for a total of $600,000 to be paid in monthly installments through September 1996. Other income for the nine months ended September 30, 1996 and 1995 includes income of $225,000 and $401,000, respectively, associated with the transactions for this facility.



     Equity in Net Loss of Nextran. As a result of the sale of its partnership interest in Nextran in September 1995, the Company no longer records a share of Nextran's financial results of operations in its consolidated financial statements. Prior to September 30, 1995, as a result of its minority equity ownership in Nextran, the Company recorded its share of Nextran's financial results in its consolidated financial statements based on the equity method of accounting. For the three and nine month periods ended September 30, 1995, the Company's share of Nextran's loss amounted to $519,000 and $2,700,000, respectively.



     Gain on Sale of Nextran. As a result of the sale of its partnership interest in Nextran in the third quarter of 1995, the Company eliminated the remaining balance of its Investment in Nextran from the balance sheet and recorded an estimated non-recurring gain, net of expenses, income taxes and related accruals, of $17,266,000.



     Taxes. The Company's Pharmakon Europe subsidiary is subject to foreign income taxes under French tax laws on the profits generated in France. The 1996 French corporate income tax rate is approximately 37%. For the three and nine months ended September 30, 1996, the Company recorded income tax expense of $246,000 and $454,000, respectively, as compared to income tax benefit of $49,000 and $45,000 for the three and nine months ended September 30, 1995, respectively, due to operating results generated by Pharmakon Europe.



     The impact from United States federal and state income taxes is currently not significant due to the Company's available net operating loss carryforwards. At December 31, 1995, the Company had available net operating loss carryforwards of approximately $20,318,000 for United States federal and state income tax purposes. Such loss carry forwards expire through 2009 and 2001, respectively. The Company also has research and development tax credit carryforwards of approximately $2,982,000 for federal income tax reporting purposes which are available to reduce federal income taxes, if any, through 2010. The Company has alternative minimum tax credit carryforwards of approximately $200,000 for federal income tax purposes which are available to reduce federal income taxes, if any. These tax credits have an unlimited carryforward period. The Company believes that the Proposed Transaction will have no effect on the Company's ability to utilize the foregoing carryforwards. The Proposed Transaction, however, will result in an ownership change under the Code. Accordingly, the Company's ability to utilize its net operating loss carryforwards may be subject to certain limitations in the future under the Code.

                              FISCAL YEAR RESULTS

     Fiscal year ended December 31, 1995 as compared to the fiscal years ended December 31, 1994 and December 31, 1993.

     Revenues. Revenues were $25,323,000 for 1995 versus $26,529,000 and $23,719,000 for 1994 and 1993, respectively. The decrease in revenues from 1994 to 1995 was primarily a result of reduced research and development activity requiring preclinical development services as a result of (i) government price control pressures on pharmaceutical companies, (ii) increased consolidation in the pharmaceutical industry causing delays in decisions that effect current preclinical drug development efforts, and (iii) a difficult financial environment (from 1993 through mid-1995) for biotechnology companies requiring those companies to allocate cash resources to existing drug candidates rather than developing new candidates which would require preclinical services. The Company believes that the decline in business activity will be short-term and not indicative of the long-term environment. However, there can be no assurance as to when such decline in business activity will return to expected levels. The decrease in revenue for 1995 was offset by a favorable effect amounting to approximately $2,004,000 for the year ended December 31, 1995 versus the same period in 1994 from the currency translation of Pharmakon Europe's business from French Francs to U.S. dollars. The increase in revenues from 1993 to 1994 was primarily due to growth of Pharmakon's European business, which accounted for approximately 70% of the revenues for the Company.

     Operating Expenses. Cost of commercial services was $21,323,000 or 87% of commercial service revenues for 1995, compared with $19,981,000 or 78% of commercial service revenues for 1994. For 1993 cost of commercial services was $17,902,000 or 78% of commercial service revenues. The increase in these costs in 1995 versus 1994 was primarily due to an unfavorable effect from the currency translation of Pharmakon Europe's business from French Francs to U. S. dollars. The cost of commercial services at Pharmakon Europe increased by approximately $291,000 (excluding the $329,000 of expenses described below) in 1995 versus the same period in 1994 due to the unfavorable effect of the currency translation, despite the fact that the actual cost of commercial services at Pharmakon Europe decreased, on a U.S. dollar-to-U.S. dollar basis, by approximately $1,244,000 since 1994 when applying the 1994 French Franc translation rate as a constant to both the 1995 and 1994 expense levels. The increase in cost of commercial services was also the result of (i) cost increases for Pharmakon's U.S. facilities and personnel due to investments to accommodate anticipated growth and enhance the quality of services offered and (ii) $329,000 of expenses recorded in association with cost reduction programs in Europe. The cost reduction programs employed in Europe were substantially implemented in the first quarter of 1996. The increase in these costs in 1994 versus 1993 was due to (i) variable costs associated with an increase in the amount of services provided by Pharmakon and (ii) investment in Pharmakon's U.S. facilities and personnel to accommodate anticipated growth and enhance the quality of services offered. The increase in costs as a percent of revenues in 1995 from 1993 and 1994 is primarily due to a base cost structure of personnel, equipment and facilities at Pharmakon which is positioned to support a higher level of business than it experienced during 1995.

     Research and development expenses in 1995 decreased to $1,095,000 from $4,359,000 in 1994, which decreased from $11,134,000 in 1993. The decrease in expenses in 1995 versus 1994 was primarily the result of the transfer of the Company's organ transplantation program to Nextran in August 1994. The decrease in expenses in 1994 versus 1993 was primarily the result of the curtailment of the Company's blood substitute program in 1993. As a result of the evolution in the strategic focus of DNX Transgenics, the Company expects that research and development expenses will be less in 1996 than research and development expenses incurred in 1995. However, as a result of the change in strategic focus of DNX Transgenics, the reduction of research and development expenses will be offset with a corresponding increase in cost of services to support the commercial services offered.

     General, administrative and marketing expenses decreased to $5,506,000 in 1995 from $7,237,000 in 1994, which remained relatively unchanged from $7,247,000 in 1993. The decrease in expenses was primarily the result of (i) $572,000 of non-recurring general and administrative expense accounted for in 1994, the majority of which were associated with the formation of Nextran, (ii) elimination of expenses for activities transferred to and in support of Nextran, and (iii) the Company's efforts to control general and administrative costs, offset by (i) an increase in costs as a result of the currency translation of Pharmakon Europe's business from French Francs to U.S. dollars and (ii) increased sales and marketing expenses. As adjusted for the non-recurring general and administrative expenses, general, administrative and marketing expenses decreased by 8% in 1994 as compared to 1993 primarily as the result of the curtailment of the blood substitutes program and expenses for activities transferred to and in support of Nextran.

     Special Charge. In October 1993, the Company initiated a plan to curtail research and development efforts on its hemoglobin blood substitute program and thereby downsized and reorganized its DNX Biotherapeutics operations. As a result of this decision, the Company recorded a special charge of $7,095,000 including $706,000 for severance-related costs, $1,736,000 for future rents and related obligations on vacated facilities, net of anticipated recoveries, $4,376,000 for the write-down of equipment and leasehold improvements to net realizable values, and $277,000 for other related costs.

     Other Income (Expense). Other income (expense) increased to $310,000 in 1995 versus $30,000 for 1994 and $220,000 for 1993. In the first quarter of 1995, the Company transferred its lease obligation on the former Plainsboro pilot plant facility to a third party and sold certain equipment associated with this facility to the same party for a total of $600,000 to be paid in monthly installments through September 1996. The increase in other income for 1995 as compared to 1994 includes income of $508,000 associated with the transactions for this facility, as well as an increase in interest income due to an increase in cash available for investment. Additionally, the increase in other income was partially offset by an increase in interest expense as a result of the increase in the prime rate. See "-- Liquidity and Capital Requirements -- Debt." The decrease in 1994 reflects the increase in interest expense and the prime interest rate, primarily associated with the debt incurred related to the acquisition of Pharmakon Europe, offset by the reversal of $300,000 of an accrued liability relating to the former Plainsboro pilot plant facility established in connection with the curtailment of the blood substitute program. See Note 14 of the Notes to Consolidated Financial Statements included in "FINANCIAL STATEMENTS -- THE COMPANY." The Company expects that interest income will increase as a result of the additional cash currently available for investment from the sale of the Company's partnership interest in Nextran.

     Equity In Net Loss Of Nextran. As a result of its minority equity ownership in Nextran, the Company recorded its share of Nextran's financial results in its consolidated financial statements based on the equity method of accounting. As a result of the sale of its partnership interest in Nextran, the Company no longer records a share of Nextran's financial results of operations in its consolidated financial statements, subsequent to September 30, 1995. The Company's share of Nextran's loss amounted to $2,700,000 for the period ended September 30, 1995, as compared to $1,329,000 for the period from August 29, 1994 (the date of formation of Nextran) through December 31, 1994.

     Gain on Sale of Nextran. As a result of the sale of its partnership interest in Nextran, in the third quarter of 1995, the Company eliminated its investment in Nextran and recorded a non-recurring gain, net of expenses, estimated income taxes of $200,000 and related accruals, of $17,266,000.


     Taxes. The Company's Pharmakon Europe subsidiary is subject to foreign income taxes under French tax laws on the profits generated in France. The French corporate income tax rate was approximately 37% in 1995. In 1995, the Company recorded an income tax benefit of $291,000 as compared to income tax expense of $332,000 in 1994 as the result of operating results generated by Pharmakon Europe for both years.


     The impact from United States federal and state income taxes is currently not significant due to the Company's available net operating loss carryforwards. At December 31, 1995, the Company has available net operating loss carryforwards of approximately $20,318,000 for United States federal and state income tax purposes. Such loss carry forwards expire through 2009 and 2001, respectively. The Company also has research and development tax credit carryforwards of approximately $2,982,000 for federal income tax reporting purposes which are available to reduce federal income taxes, if any, through 2010. The Company has alternative minimum tax credit carryforwards of approximately $200,000 for federal income tax purposes which are available to reduce federal income taxes, if any. These tax credits have an unlimited carryforward period. The Company believes that the Proposed Transaction will have no effect on the Company's ability to utilize the foregoing carryforwards. The Proposed Transaction, however, will result in an ownership change under the Code. Accordingly, the Company's ability to utilize its net operating loss carryforwards may be subject to certain limitations in the future under the Code.

LIQUIDITY AND CAPITAL REQUIREMENTS


     Cash Reserves. The Company finances its operations and activities by relying on (i) its operating activities for its working capital requirements,
(ii) its cash reserves, and (iii) its available lines of credit. The Company invests its excess cash in a diversified portfolio of high-grade money market funds, United States Government-backed securities and commercial paper and corporate obligations. As of December 31, 1995, the Company had cash reserves (consisting of cash and cash equivalents, short-term investments and restricted cash) of $21,820,000. The Company's cash reserves increased by $15,692,000 in 1995 primarily due to the sale of the Company's partnership interest in Nextran and the use of short-term borrowings in Europe, offset by (i) investments made in order to provide new specialty services at Pharmakon Europe and enhance the quality of services offered at Pharmakon's U.S. operations, (ii) negative working capital associated with operating losses, (iii) tax payments associated with Pharmakon Europe, and (iv) payments on long-term debt. As of September 30, 1996, the Company had cash reserves (consisting of cash and cash equivalents, short-term investments and restricted cash) of $21,149,000. During the first nine months of 1996, while the Company generated $2,350,000 from operating activities, the Company's cash reserves decreased by $671,000 primarily due to reductions in the outstanding principal amounts of short-term borrowings and long-term debt totaling $2,254,000 and capital expenditures as described immediately below.



     Capital Expenditures. In 1995 and during the first nine months of 1996, the Company invested a total of approximately $800,000 and $706,000, respectively, in property, plant and equipment. This increase primarily reflects investments to provide specialty services at Pharmakon Europe and to enhance information systems capabilities for the Company's operations.



     Debt. In December 1992, Pharmakon acquired Pharmakon Europe through a stock purchase. Included in the purchase price were promissory notes having an aggregate principal amount of $7.0 million (the "Pharmakon Notes"). The remaining unpaid principal balance as of September 30, 1996 of $5,000,000 will be paid in December 1997. The payment of the Pharmakon Notes is secured by a pledge of the capital stock of Pharmakon Europe, a pledge of certain assets of Pharmakon, a guarantee by the Company and a security interest in fees and royalties payable to the Company under sublicenses of its proprietary DNA Microinjection Technology. The Pharmakon Notes require prepayments in specified amounts upon the Company selling any of its shares of common stock of Pharmakon. The promissory notes contain various covenants, the most restrictive of which prohibit the payment of dividends by Pharmakon to the Company and the sale of any Pharmakon Europe assets that are not made in the ordinary course of business.



     In connection with its new U.S. facility, in 1994 Pharmakon secured (i) a $1.5 million 15-year mortgage with a bank, which required cash collateral of $180,000, and (ii) a $1.2 million 15-year mortgage from a Pennsylvania agency, which required cash collateral of $450,000. These two loans are also secured by mortgages on the property acquired. As a result of achieving certain financial covenants, the cash collateral on the mortgage loan with the bank was released in 1995. The cash collateral on the mortgage loan with the Pennsylvania agency is classified as restricted cash as of December 31, 1995 and September 30, 1996. If the Company achieves certain financial covenants, this $450,000 of cash collateral will be released. Additionally, the favorable interest rate on the mortgage with the Pennsylvania agency is subject to change upon review by the agency of certain future conditions. As of December 31, 1995, the Company was in violation of one of the financial covenants on its mortgage loan with the bank, primarily as a result of $329,000 of expenses recorded in 1995 in association with cost reduction programs in Europe. This violation was waived by the bank.



     Pharmakon Europe has lines of credit and overdraft privileges with French banks in the aggregate amount of 10.5 million French Francs ($2.0 million at the exchange rate in effect on September 30, 1996). At December 31, 1995, there were short-term borrowings outstanding under these facilities in the amount of

6.9 million French Francs ($1,399,000 at the exchange rate in effect on December 31, 1995). As of September 30, 1996, there were no outstanding borrowings under these credit facilities.



     In March 1993, DNX Biotherapeutics obtained a $3.0 million debt financing facility from a bank in the form of an equipment line of credit which is guaranteed by the Company. In connection with the curtailment of the blood substitute program in 1993, DNX Biotherapeutics discontinued borrowings under this line of credit and is paying the principal balance of $90,000 outstanding on September 30, 1996 in monthly installments through January 1997. In June 1995, the Company and the bank restructured certain terms of this loan and the bank released from collateral a certificate of deposit in the amount of $750,000, which had previously been classified as restricted cash. The loan is secured by a security interest in the equipment acquired and the payments due to the Company under the installment sale of certain equipment associated with the transfer of the lease obligation on the former Plainsboro pilot plant facility. In connection with the formation of Nextran, the Company entered into a services/lease agreement whereby Nextran leases 49% of the equipment subject to this loan and makes monthly payments to the Company equal to Nextran's proportionate share of the monthly payment due under this loan based on the equipment.


     In May 1994, Pharmakon obtained a $500,000 equipment loan from a Pennsylvania agency secured by certain of the equipment required in connection with the expansion of Pharmakon's United States operations. The loan is payable in equal monthly installments through June 2001. As of December 31, 1995, $288,000 of the proceeds from this equipment loan, plus accrued interest, remained in escrow and was classified as restricted cash. The funding period for this loan ended on December 31, 1995. In April 1996, $288,000, representing the unused proceeds from this equipment loan, was returned to the Pennsylvania agency.


     Proposed Transaction. Based upon unaudited financial information appearing elsewhere in this Proxy Statement, at September 30, 1996, the BioClin Group had cash and marketable debt securities totaling approximately $1,873,000 and outstanding debt, consisting primarily of short-term lines of credit, totaling approximately $9,983,000. See "FINANCIAL STATEMENTS -- THE BIOCLIN GROUP." In the event the Proposed Transaction is consummated, a portion of the cash resources of the combined entity may be used to reduce the indebtedness of the BioClin Group acquired in the Proposed Transaction as well as to pay the expenses of the Proposed Transaction.


     Capital Requirements. The Company believes that with its current financial resources it has the ability to meet its working capital requirements on an ongoing basis for the foreseeable future. The Company anticipates that its future capital requirements may include investment for expansion of its operating infrastructure to meet anticipated increased demand for preclinical drug development services from the pharmaceutical and biotechnology industries. In addition, a $5,000,000 payment on the principal balance of the Pharmakon Notes will be due in December 1997. Additionally, the Company from time to time is engaged in discussions regarding strategic acquisitions, other than the Proposed Transaction, of organizations providing various drug development services and may finance such acquisition with its existing cash resources or by additional public or private debt or equity financings or through the issuance of stock. In the event any such acquisition requires financing, there can be no assurance that such financing will be available to the Company or if available, that it will be available on acceptable terms. Also, there can be no assurance that the Company will consummate such an acquisition or obtain any such financing, or if consummated, that such financing arrangements will satisfy a material portion of the Company's capital needs. Although the Company continually considers and evaluates potential acquisitions and related opportunities for growth, it has not entered into any agreements with respect to such acquisitions, other than the Proposed Transaction. Consummation of the Proposed Transaction is subject to certain conditions. See "TRANSACTION AGREEMENTS -- Conditions to Closing."

     As a former general partner of Nextran, the Company remains obligated with respect to certain environmental representations and warranties which expire on August 29, 1997. Such representations and warranties are also limited by certain financial indemnification provisions.

     The Company's working capital and other capital requirements will depend on numerous factors, including among others: success in increasing the Company's revenues and managing its operating subsidiar-ies; Pharmakon and DNX Transgenics; success in licensing the Company's DNA Microinjection technology; the exchange rate between the United States dollar and the French Franc in the event funds from the Company's Pharmakon Europe operation are needed to meet capital requirements of the Company's U.S. operations; the level of Company resources devoted to marketing and administration; technological advances; the status of competitors; and consummation of the Proposed Transaction and payment of expenses of the Proposed Transaction and possible reduction of the indebtedness of the BioClin Group.

EXCHANGE RATE FLUCTUATIONS

     The Company's consolidated financial statements are denominated in U.S. dollars and, accordingly, changes in the exchange rate between the French Franc and the U.S. dollar will affect the translation of Pharmakon Europe's revenues and operating results into U.S. dollars for purposes of reporting the Company's consolidated financial results, and also affect the U.S. dollar amounts actually received by the Company from such subsidiary. Based on the assumption that Pharmakon Europe continues to represent a significant portion of the business of the Company, the depreciation of the U.S. dollar against the French Franc would have a favorable impact on the Company's revenues and an unfavorable impact on the Company's operating expenses due to the effect of such currency translation on Pharmakon Europe's operating results; however, the appreciation of the U.S. dollar against the French Franc would have an unfavorable impact on the Company's revenues and a favorable impact on the Company's operating expenses. The Company does not currently hedge its currency translation exposure.

     Contracts between Pharmakon Europe and its clients are generally denominated in French Francs. Because substantially all of Pharmakon Europe's expenses, such as salaries, services, materials and supplies, are paid in French Francs, its expenses are not materially affected by fluctuations in exchange rates. However, given that the majority of Pharmakon Europe's clients and competitors are located outside of France, exchange rate fluctuations may materially impact contract prices and therefore may materially impact the results of operations of Pharmakon Europe and the Company.

     The results of operations of Pharmakon Europe denominated in French Francs have been translated from French Francs into U.S. dollars using the following exchange rates:


                          FRENCH FRANC           U.S. DOLLAR PER
     PERIOD              PER U.S. DOLLAR          FRENCH FRANC
-----------------        ---------------         ---------------
      1995                    4.9850                  .2006
      1994                    5.5465                  .1803
      1993                    5.6633                  .1766
1st quarter 1995              5.1602                  .1938
2nd quarter 1995              4.9161                  .2034
3rd quarter 1995              4.9393                  .2025
1st quarter 1996              5.0384                  .1985
2nd quarter 1996              5.1578                  .1939
3rd quarter 1996              5.0965                  .1962


The rates in the above table represent an average exchange rate calculated using rates quoted in The Wall Street Journal.


     Due to Pharmakon Europe, the percentage of the Company's total revenues recorded in French Francs is significant. For years ended 1995, 1994 and 1993 and the nine months ended September 30, 1996, Pharmakon Europe accounted for approximately 69%, 70%, 65% and 68% of the Company's revenues, respectively. During 1995, the currency translation of Pharmakon Europe's results of operations and balance sheet from French Francs to U.S. dollars was significantly effected by the depreciation of the U.S. dollar against the French Franc. See "-- Results of Operations." The balance sheet impact resulted in a significant increase in the translation adjustment within stockholder's equity primarily due to the translation of Pharmakon Europe's property, plant and equipment from French Francs to U.S. dollars.

ACCUMULATED DEFICIT

     Since its inception in 1988 until the formation and subsequent sale of its partnership interest in Nextran in 1995, the Company has expended substantial funds for research and development and capital expenditures. A significant portion of such expenditures were made to support DNX Biotherapeutics' organ transplantation and blood substitute research and development programs, which programs were transferred to the Nextran partnership. Historically, these programs have accounted for a substantial portion of the Company's accumulated deficit.

NEW ACCOUNTING PRONOUNCEMENT

     In October 1995, the Financial Accounting Standards Board issued Statement 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). SFAS 123 presents companies with the alternative of retaining the current accounting for stock-based compensation or adopting a new accounting method based on the estimated fair value of equity instruments granted during the year. Companies that do not adopt the fair value based method of accounting will be required to adopt the disclosure provisions of SFAS 123 for the year ending December 31, 1996. The Company expects to continue applying its current accounting principles and upon adoption in 1996 will present the required footnote disclosures.

INFLATION

     The Company believes that inflation has not had a material impact on its results of operations.

                      SELECTED COMBINED FINANCIAL DATA --
                               THE BIOCLIN GROUP


     The following selected historical combined financial information of the BioClin Group has been derived from and should be read in conjunction with the information appearing in "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- THE BIOCLIN GROUP" and "FINANCIAL STATEMENTS -- THE BIOCLIN GROUP," which are included elsewhere in this Proxy Statement.



                                                                  (IN THOUSANDS)
                                                                                          NINE MONTHS
                                                                                             ENDED
                                              YEARS ENDED DECEMBER 31,                   SEPTEMBER 30,
                                      -----------------------------------------    --------------------------
                                         1995           1994           1993           1996           1995
                                      -----------    -----------    -----------    -----------    -----------
                                                                                          (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Gross revenues......................    $18,837         11,386          8,536         13,621         13,256
Less reimbursed costs...............     (4,551)        (1,727)        (1,361)        (4,466)        (2,224)
                                        -------        -------        -------        -------        -------
  Net revenues......................     14,286          9,659          7,175          9,155         11,032
                                        -------        -------        -------        -------        -------
Operating costs and expenses:
  Direct costs......................      8,456          7,528          6,072          5,061          7,296
  Selling, general and
     administrative.................      4,467          3,537          2,824          3,453          3,112
  Depreciation and amortization.....        445            366            237            328            343
                                        -------        -------        -------        -------        -------
                                         13,368         11,431          9,133          8,842         10,751
                                        -------        -------        -------        -------        -------
     Income (loss) from
       operations...................        918         (1,772)        (1,958)           313            281
Other income (expense), net.........       (945)          (555)          (451)          (294)          (703)
Income taxes........................        114             58             28              5             61
                                        -------        -------        -------        -------        -------
     Net income (loss)..............    $  (141)        (2,385)        (2,437)            14            483
                                        =======        =======        =======        =======        =======



                                                             (IN THOUSANDS)
                                                  DECEMBER 31,
                                    -----------------------------------------          SEPTEMBER 30,
                                       1995           1994           1993                  1996
                                    -----------    -----------    -----------          -------------
                                                                  (UNAUDITED)           (UNAUDITED)
BALANCE SHEET DATA:
  Cash............................    $ 1,126            995            659                 1,009
  Marketable debt securities......        933            835            653                   864
  Trade accounts receivable.......      3,245          2,452          2,156                 3,986
  Property and equipment, net.....        871            963            593                 1,040
  Other assets....................        402            417            356                 1,210
                                     --------       --------        -------              --------
     Total assets.................    $ 6,577          5,662          4,417                 8,109
                                     ========       ========        =======              ========
  Current liabilities, excluding
     debt.........................      6,744          5,662          3,572                 8,073
  Short-term borrowings...........      9,834          9,589          7,898                 9,683
  Note payable -- related party...        326            287            247                   300
  Other liabilities...............         14            154            124                   103
  Total stockholders'
     deficiency...................    (10,341)       (10,030)        (7,424)              (10,050)
                                     --------       --------        -------              --------
     Total liabilities and
       stockholders' deficiency...    $ 6,577          5,662          4,417                 8,109
                                     ========       ========        =======              ========

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                       OF FINANCIAL CONDITION AND RESULTS
                       OF OPERATIONS -- THE BIOCLIN GROUP

OVERVIEW

     The BioClin Group is a privately owned contract research organization serving the pharmaceutical, biotechnology and medical device industries in North America, Europe, the Middle East and Australia. The BioClin Group designs, monitors and manages clinical Phase I to Phase IV trials, including design of testing protocols, monitoring of test participants, data management, quality assurance and report writing. It also has the capability to manage entire development programs, and offers product registration services. The BioClin Group generates substantially all of its revenue from clinical testing of new pharmaceutical and biotechnology products.


     In addition to cash generated from operations, the BioClin Group has historically financed its operations principally by obtaining from U.S. and non-U.S. financial institutions short-term financing and letters of credit that are guaranteed by certain major shareholders of the BioClin Group. See "-- Liquidity and Capital Requirements." As a result of favorable trends in the CRO industry and an investment by the BioClin Group in its capabilities to capitalize on such trends, the BioClin Group has generated an operating profit of $918 thousand and $313 thousand for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively. However, because the BioClin Group has expenses related to the servicing of the short-term financing and letters of credit, the BioClin Group has recorded a net loss of $141 thousand in 1995 and net income of $14 thousand for the nine months ended September 30, 1996.


     In order to maintain existing clients and to attract new clients, the BioClin Group continues its investment in the expansion of its Phase I through Phase IV services, information systems and data management capabilities. As a result of the continued consolidation in the CRO industry and the recognition by the BioClin Group of the requirements of the biotechnology and pharmaceutical companies to maintain relations with CROs with global capabilities and long-term financial stability, the BioClin Group has elected to pursue a strategy of responding to these requirements while at the same time gaining access to new clients by combining its operational resources with the complementary services offered by the Company as well as the capability of the Company to access the public financial markets.

     Although the companies that comprise the BioClin Group are each controlled by the BioClin Interest Holders, each of such companies has historically been operated as a separate and independent legal entity. Because the Company will operate the BioClin Group as consolidated wholly-owned subsidiaries upon consummation of the Proposed Transaction, the BioClin Group's financial condition and results of operations are presented on a combined financial basis in this Proxy Statement.

     The BioClin Group's contracts are typically fixed price contracts that require a portion of the contract amount to be paid at or near the time the trial is initiated. The BioClin Group generally bills its clients upon the completion of negotiated performance requirements and, to a lesser extent, on a date certain basis. Certain of the BioClin Group's contracts are subject to cost limitations which cannot be exceeded without client approval. Because, in many cases, the BioClin Group bears the risk of cost overruns, unbudgeted costs in connection with performing these contracts may have a detrimental effect on the financial results of the BioClin Group. If it is determined that a loss will result from the performance of a contract, the entire amount of the estimated loss is charged against income in the period in which the determination is made.

     The BioClin Group's contracts generally may be terminated with or without cause. In the event of termination, the BioClin Group is typically entitled to all sums owed for work performed through the notice of termination and all costs associated with termination of the study. In addition, most of the BioClin Group's contracts provide for an early termination fee, the amount of which usually declines as the trial progresses. Termination or delay in the performance of a contract occurs for various reasons, including, but not limited to, unexpected or undesired results, inadequate patient enrollment or investigator recruitment, production problems resulting in shortages of the drug or medical device being tested, adverse patient reactions to the drug or medical device being tested, or the client's decision to not proceed with a particular trial. See "THE BIOCLIN GROUP -- Contractual Arrangements."

     Revenue for contracts extending over more than one accounting period is recognized on a percentage of completion basis as work is performed. Revenue is affected by the mix of trials conducted and the degree to which effort is expended. The BioClin Group may subcontract with third-party investigators in connection with multi-site clinical trials. These costs are passed through to clients and, in accordance with industry practice, are included in service revenue. Subcontractor services may vary significantly from contract to contract; therefore, changes in service revenue may not be indicative of trends in revenue growth. Accordingly, the BioClin Group views net service revenue, which consists of service revenue less subcontractor costs, as its primary measure of revenue growth. See Note 1 to the BioClin Group Combined Financial Statements included in "FINANCIAL STATEMENTS -- THE BIOCLIN GROUP."

     The BioClin Group's quarterly operating results may fluctuate as a result of various factors, such as delays experienced in implementing or completing particular clinical trials and termination of clinical trials. Since a substantial portion of the BioClin Group's operating costs are relatively fixed, while revenue is subject to fluctuations, minor variations in the timing of contracts or the progress of clinical trials may cause significant variations in quarterly operating results. Results of one quarter are not necessarily indicative of results for the next quarter.


     The BioClin Group's backlog consists of anticipated net service revenue from contracts that have not been completed. At December 31, 1995 and September 30, 1996, backlog was approximately $11.0 million and $17.0 million, respectively. The BioClin Group believes that its backlog as of any date is not necessarily a meaningful indicator of future results and no assurances can be given that the BioClin Group will be able to fully realize all of its backlog as net service revenue. See "THE BIOCLIN GROUP -- Backlog."



     The BioClin Group has had, and will continue to have, certain clients from which at least 10% of the BioClin Group's overall revenue is generated over multiple contracts. Such concentration of business is not uncommon within the CRO industry. See "THE BIOCLIN GROUP -- Clients and Marketing." Revenues for operations of the BioClin Group in Europe represent a significant portion of total revenues. For the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996, revenues from European operations accounted for 52%, 43% and 68%, respectively, of the BioClin Group's total revenue for such periods. Substantially all of the remaining revenues for such periods were generated by operations in North America.



     In 1995, the BioClin Group elected to discontinue providing services for Phase I trials in the United States and to focus its resources on services for Phase II through Phase IV trials and related data management services in the United States. Net revenues related to these Phase I services in the United States were approximately $3.5 million for each of the years ended December 31, 1995 and 1994. The BioClin Group has not generated any revenue for Phase I services in the United States for the nine months ended September 30, 1996. The BioClin Group retains its capability to provide services for Phase I trials for its clients through its operations in Dusseldorf, Germany. See Notes 14 and 15 to the BioClin Group Combined Financial Statements included in "FINANCIAL STATEMENTS -- THE BIOCLIN GROUP."


     The BioClin Group's combined financial statements are denominated in U.S. dollars and, accordingly, changes in the exchange rate between non-U.S. currencies and the U.S. dollar will affect the translation on non-U.S. revenues and operating results into U.S. dollars for purposes of reporting the BioClin Group's combined financial results. The BioClin Group's non-U.S. operations generally enter into contracts denominated in the local currency of such operation. Because the non-U.S. operation's expenses are generally paid in the local currency, such operation's local currency earnings are not materially affected by fluctuations in exchange rates. However, changes in the exchange rates between such local currencies and the U.S. dollar will affect the translation of such operation's financial results into U.S. dollars for purposes of reporting the BioClin Group's combined financial results. In cases where the BioClin Group contracts for a multi-country clinical trial and a significant portion of the contract expenses are in a currency other than the contract currency, the BioClin Group seeks to require its client to incur the effect of fluctuations in the relative values of the contract currency and the currency in which the expenses are incurred. To the extent the BioClin Group is unable to require its clients to incur the effects of currency fluctuations, these fluctuations could have a material effect on the BioClin Group's results of operations. The BioClin Group does not currently hedge against the risk of exchange rate fluctuations.

RESULTS OF OPERATIONS

                                INTERIM RESULTS


     Nine months ended September 30, 1996 as compared to nine months ended September 30, 1995.



     Revenues. Net service revenues were $9,155,000 for the nine months ended September 30, 1996 versus $11,032,000 for the same period in 1995. The decrease in revenues was primarily due to the decision to discontinue providing services for Phase I trials in the U.S., which accounted for approximately $3.4 million of revenue for the nine months ended September 30, 1995. In addition, for the nine months ended September 30, 1996, net service revenues were adversely affected by senior management's involvement in the negotiation of the Proposed Transaction and, consequently, having less opportunity than in 1995 to devote to marketing and operating the BioClin Group. The decrease was partially offset by an increase in the scope and volume of clinical research services provided by the BioClin Group during the first nine months of 1996.



     Operating Expenses. Direct costs were $5,061,000 or 55% of net service revenues for the nine months ended September 30, 1996 and $7,296,000 or 66% of net service revenues for the same period in 1995. The decrease in these costs for the nine month period ended September 30, 1996 versus the same period in 1995 was primarily due to the decision to discontinue providing services for Phase I trials in the U.S., which amounted to approximately $3.2 million of direct costs for the nine months ended September 30, 1995. The decrease in costs as a percentage of revenue is primarily due to a base cost structure of personnel and related infrastructure which supported a higher level of services for Phase II and Phase III trials conducted during the first nine months of 1996 as compared to the first nine months of 1995.



     Selling, general and administrative expenses were $3,453,000 for the nine months ended September 30, 1996 versus $3,112,000 for the same period in 1995. The increase in expenses was primarily the result of increased sales and marketing and advertising costs and an increase in the number of administrative personnel to service an increased level of business, other than with respect to Phase I services in the U.S., in 1996 than in 1995.



     Other Income (Expense). Interest expense was $544,000 for the nine months ended September 30, 1996 as compared to $536,000 for the same period in 1995. This modest change in interest expense was due primarily to the increase in amounts outstanding under the BioClin Group's line of credit arrangements.



     The BioClin Group recorded a foreign currency loss of $219,000 for the nine month period ended September 30, 1995 and a foreign currency gain of $91,000 for the nine months ended September 30, 1996, as a result of exchange rate fluctuations between the German Mark and Swiss Franc associated with short-term borrowings held by BioClin Germany and BioClin Institute and denominated in Swiss Francs.



     Taxes. The BioClin Group recorded provisions for income taxes of $5,000 and $61,000 for the nine month periods ended September 30, 1996 and 1995, respectively, primarily associated with its European operations.


     The impact from United States federal and state income taxes is currently not significant due to the BioClin Group's net operating loss carryforwards of approximately $3,200,000 for United States federal and state income tax purposes. Such loss carryforwards expire through 2009. The BioClin Group also has foreign net operating loss carryforwards of approximately $7,400,000 which are available to reduce German taxable income, if any, indefinitely. The management of the BioClin Group believes that the Proposed Transaction will have an effect on the BioClin Group's ability to utilize the foregoing carryforwards.

                              FISCAL YEAR RESULTS

     Fiscal year ended December 31, 1995 as compared to the fiscal years ended December 31, 1994 and December 31, 1993.

     Revenues. Net service revenues were $14,286,000 for 1995 versus $9,659,000 and $7,175,000 for 1994 and 1993, respectively. The increase in revenues from 1994 to 1995 and from 1993 to 1994 was primarily a result of an increase in the volume and scope of clinical research projects in both the U.S. and European operations, the majority of which was related to a contract with the BioClin Group's largest customer, and a favorable effect amounting to approximately $943,000 for the year ended December 31, 1995 versus the same period in 1994 from the currency translation of the BioClin Group's European revenues from German Marks and Swiss Francs to U.S. dollars. See Note 15 to the Combined Financial Statements of the BioClin Group in "FINANCIAL STATEMENTS -- THE BIOCLIN GROUP."

     Operating Expenses. Direct costs were $8,456,000 or 59% of net service revenues for 1995, compared with $7,528,000 or 78% of net service revenues for 1994. For 1993 direct costs were $6,072,000 or 85% of net service revenues. The increase in these costs in 1995 versus 1994 was primarily due to an increase in personnel in the European operations in response to additional business activity partially offset by a decrease in personnel in the U.S. due to the decision in 1995 to discontinue providing Phase I services in the U.S. The increase in these costs in 1994 versus 1993 was due primarily to an increase in personnel in response to additional business in the European operations and Phase II and III business in the U.S. The decrease in costs as a percent of revenues in 1995 from 1993 and 1994 is primarily due to a base cost structure of personnel and related infrastructure which supported a higher level of services for Phase II and Phase III trials conducted during 1995 as compared to 1994 and 1993.

     Selling, general and administrative expenses increased 26% to $4,467,000 in 1995 from $3,537,000 in 1994, which increased 25% from $2,824,000 in 1993. The increase in these expenses was primarily the result of an increase in business development and administrative personnel, investments in information services and advertising costs both in the U.S. and European operations.

     Depreciation and amortization expense increased 22% to $445,000 in 1995 from $366,000 in 1994, which increased 54% from $237,000 in 1993. The increase in such expenses was primarily due to an increase in information systems assets which were utilized to establish and grow the Phase II through IV operations in the U.S.

     Other Income (Expense). Interest expense increased to $700,000 in 1995 from $599,000 in 1994, which increased from $450,000 in 1993 primarily as a result of higher average balances outstanding under the BioClin Group's line of credit arrangements.

     The BioClin Group recorded foreign currency losses of $292,000, $25,000 and $215,000 in 1995, 1994 and 1993, respectively, as a result of exchange rate fluctuations between the German Mark and the Swiss Franc associated with short-term borrowings held by BioClin Germany and BioClin Institute and denominated in Swiss Francs.

     Taxes. The BioClin Group recorded provisions for income taxes of $114,000, $58,000 and $29,000 for 1995, 1994 and 1993, respectively, primarily associated with its European operations.

     The impact from United States federal and state income taxes is currently not significant due to the BioClin Group's net operating loss carryforwards of approximately $3,200,000 for United States federal and state income tax purposes. Such loss carry forwards expire through 2009. The BioClin Group also has foreign net operating loss carryforwards of approximately $7,400,000 which are available to reduce German taxable income, if any, indefinitely. The management of the BioClin Group believes that the Proposed Transaction will have an effect on the BioClin Group's ability to utilize the foregoing carryforwards.

LIQUIDITY AND CAPITAL REQUIREMENTS


     In anticipation of the trends in the CRO industry that are currently taking place, the BioClin Group pursued in the early 1990's a strategy of investing in information systems and data management capabilities and expanding of its Phase II through Phase IV services as well as establishing its Phase I capabilities in Europe. In addition to the cash need to finance this strategy, the BioClin Group's other primary cash needs on both a short-term and long-term basis are the payment of salaries, payment of subcontractors, including investigators and CRAs, office rent and travel expenses. The BioClin Group elected to finance the costs of these investments and the other costs by utilizing short-term financings and letters of credit that are guaranteed by the major shareholders of the BioClin Group. As a result of pursuing this strategy to finance its operations, the BioClin Group had line of credit arrangements with U.S. and non-U.S. banks totalling approximately $9.8 million and $9.7 million for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively. In addition, the BioClin Group had cash and marketable debt securities at December 31, 1995 and September 30, 1996 of approximately $2.1 million and $1.9 million, respectively. As a result of this investment and financing strategy, the BioClin Group believes that it is currently one of the few medium-sized CROs that can provide comprehensive international clinical trial services in competition with the larger full service global drug development companies.


     The BioClin Group's contracts usually require a portion of the contract amount to be paid at or near the time the trial is initiated. Payments are generally made upon the completion of negotiated performance requirements and, to a lesser degree, on a date certain basis throughout the life of the contract. The BioClin Group has experienced a trend, which it expects will continue, in which clients place less emphasis on prepayments and greater emphasis on negotiated performance requirements. As a result of this trend, the BioClin Group anticipates its day sales outstanding in accounts receivables will increase. Cash receipts generally do not, as a general rule, correspond to costs incurred and revenue recognition, which is based on percentage of completion accounting. Consequently, the BioClin Group's cash flow is influenced by the interaction of changes in accounts receivable and advance billings.


     At December 31, 1995, net cash on hand increased by approximately $131 thousand thereof compared to December 31, 1994. Net cash on hand decreased by approximately $117 thousand at September 30, 1996 compared to December 31, 1995. The increase in 1995 was primarily the result of cash generated from operations offset by investments in the operation of the BioClin Group and payments of line of credit arrangements. The decrease at September 30, 1996 is primarily due to working capital fluctuations offset by additional utilization of line of credit arrangements.



     Capital expenditures have primarily been made for information system upgrades and facility and computer equipment improvement and expansion. Capital expenditures were $688 thousand in the year ended December 31, 1994 and $312 thousand in the year ended December 31, 1995 and $540 thousand for the nine months ended September 30, 1996. Capital expenditures are estimated to be approximately $800 thousand for fiscal 1996 for costs related to the expansion of the United States and Europe information systems and data management capabilities.



     Debt. The BioClin Group has line of credit arrangements with U.S. and non-U.S. banks totalling approximately $10.7 million at both December 31, 1995 and September 30, 1996. Amounts outstanding under the line of credit arrangements amounted in the aggregate to approximately $9.8 million and $9.7 million at December 31, 1995 and September 30, 1996, respectively. Amounts outstanding under this line of credit arrangements have been guaranteed by Mr. Hackel and Dr. Barbut. One of the conditions to the Closing of the Proposed Transaction is that such guaranties are extinguished. The line of credit arrangements are payable on demand or due on various dates beginning in the fourth quarter of 1996. See Note 6 to the BioClin Group Combined Financial Statements included in "FINANCIAL STATEMENTS -- THE BIOCLIN GROUP." The line of credit arrangements bear interest at local bank rates or LIBOR plus .5% to .75% resulting in interest rates ranging from 6.47% to 10.25% at December 31, 1995 and 5.0% to 9.75% at September 30, 1996. Certain of such line of credit arrangements are collateralized by standby letters of credit with U.S. and non-U.S. banks aggregating approximately $5.5 million at both December 31, 1995 and September 30, 1996. Each standby letter of credit automatically renews for successive one year terms unless the applicable bank notifies the BioClin Group within 30 days prior to such automatic extension of its intention to terminate the letter.

     Because the BioClin Group does not currently have sufficient cash to meet its current obligations, cash to satisfy such obligations, including the repayment of amounts due in 1996 under the line of credit arrangements, must be obtained from the current shareholders and/or the incurrence of additional debt guaranteed by such shareholders. Although such shareholders may have the financial capability to fund the current obligations of the BioClin Group, there is no assurance that such shareholders will provide such cash or that cash from other shareholders will be available through the incurrence of additional debt or otherwise.

EXCHANGE RATE FLUCTUATIONS

     The BioClin Group's combined financial statements are denominated in U.S. dollars and, accordingly, changes in the exchange rate between the German Mark or Swiss Franc and the U.S. dollar will affect the translation of the BioClin Group's revenues and operating results into U.S. dollars for purposes of reporting the BioClin Group's combined financial results and also affect the U.S. dollar amounts actually received by the domestic operations from the European operations. Based on the assumption that the European operations continues to represent a significant portion of the business of the BioClin Group, the depreciation of the U.S. dollar against German Mark and Swiss Franc would have a favorable impact on the BioClin Group's revenues and an unfavorable impact on the BioClin Group's operating expenses due to the effect of such currency translation on the European operations operating results; however, the appreciation of the U.S. dollar against the German Mark and Swiss Franc would have an unfavorable impact on the BioClin Group's revenues and a favorable impact on the BioClin Group's operating expenses. The BioClin Group does not currently hedge its currency translation exposure.

     The BioClin Group's combined financial statements are denominated in U.S. dollars and, accordingly, changes in the exchange rate between non-U.S. currencies and the U.S. dollar will affect the translation on non-U.S. revenues and operating results into U.S. dollars for purposes of reporting the BioClin Group's combined financial results. The BioClin Group's non-U.S. operations generally enter into contracts denominated in the local currency of such operation. Because the non-U.S. operation's expenses are generally paid in the local currency, such operation's local currency earnings are not materially affected by fluctuations in exchange rates. However, changes in the exchange rates between such local currencies and the U.S. dollar will affect the translation of such operation's financial results into U.S. dollars for purposes of reporting the BioClin Group's combined financial results. In cases where the BioClin Group contracts for a multi-country clinical trial and a significant portion of the contract expenses are in a currency other than the contract currency, the BioClin Group seeks to require its client to incur the effect of fluctuations in the relative values of the contract currency and the currency in which the expenses are incurred. To the extent the BioClin Group is unable to require its clients to incur the effects of currency fluctuations, these fluctuations could have a material effect on the BioClin Group's results of operations. The BioClin Group does not currently hedge against the risk of exchange rate fluctuations.

     The BioClin Group's European transactions denominated in Swiss Francs have been translated from Swiss Francs into U.S. dollars using the following exchange rates:


                               SWISS FRANC           U.S. DOLLAR PER
       PERIOD                PER U.S. DOLLAR           SWISS FRANC
---------------------        ---------------         ---------------
        1995                      1.1740                  .8518
        1994                      1.3580                  .7364
        1993                      1.4802                  .6756
1st nine months 1995              1.1804                  .8472
1st nine months 1996              1.2270                  .8150

     The BioClin Group's European transactions denominated in German Marks have been translated from German Marks into U.S. dollars using the following exchange rates:


                               GERMAN MARK           U.S. DOLLAR PER
       PERIOD                PER U.S. DOLLAR           GERMAN MARK
---------------------        ---------------         ---------------
        1995                      1.4263                  .7011
        1994                      1.6113                  .6206
        1993                      1.6601                  .6024
1st nine months 1995              1.4251                  .7017
1st nine months 1996              1.5033                  .6652


     The rates in the above tables represent an average exchange rate calculated using rates quoted in The Wall Street Journal.


     The following table sets forth, for the fiscal years and nine month periods indicated, the percentage of the BioClin Group's revenue from operations recorded in Swiss Francs and German Marks based on the average rates for the period indicated in the conversion tables above:



                               PERCENTAGE OF              PERCENTAGE OF
                             TOTAL NET REVENUES         TOTAL NET REVENUES
       PERIOD                 IN SWISS FRANCS            IN GERMAN MARKS
---------------------        ------------------         ------------------
        1995                        30.4%                      21.6%
        1994                        18.6%                      24.6%
        1993                        15.8%                       9.1%
1st nine months 1995                23.5%                      22.7%
1st nine months 1996                37.2%                      31.2%


INFLATION

     The BioClin Group believes that inflation has not had a material impact on its results of operations.

                          UNAUDITED PRO FORMA COMBINED
                        CONDENSED FINANCIAL INFORMATION


     The following unaudited pro forma combined condensed financial information gives effect to the Proposed Transaction, including the issuance by the Company of 2,632,600 shares of Common Stock in connection with the acquisition by the Company of all of the outstanding capital stock of, and equity interests in, the BioClin Group, using the "pooling-of-interests" method of accounting, but without giving effect to costs and expenses associated with the consummation of the Proposed Transaction, which currently are estimated to range between $2.0 million and $2.5 million. The unaudited pro forma combined condensed balance sheet combines the condensed balance sheets of the Company and the BioClin Group as of September 30, 1996. The unaudited pro forma combined condensed statements of operations combine historical condensed statements of operations of the Company and the BioClin Group for the nine month periods ended September 30, 1996 and 1995 and for the years ended December 31, 1995, 1994 and 1993. The unaudited pro forma combined condensed balance sheet is presented as if the Proposed Transaction occurred on the date thereof. The unaudited pro forma combined condensed statements of operations are presented as if the Proposed Transaction occurred at the beginning of the earliest period presented. The consummation of the Proposed Transaction is subject to a number of conditions. There can be no assurance as to when, if at all, the conditions with respect to the Proposed Transaction will be satisfied or waived. See "TRANSACTION AGREEMENTS -- Conditions to Closing."



     The unaudited pro forma combined condensed financial information is not necessarily indicative of the results of operations or the financial condition that would have been reported had the Proposed Transaction been in effect during those periods, or as of those dates, or that may be reported in the future. The unaudited pro forma combined condensed financial information should be read in conjunction with the information appearing in "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "FINANCIAL STATEMENTS" for each of the Company and the BioClin Group included elsewhere in this Proxy Statement.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                 (IN THOUSANDS)


                                                                 SEPTEMBER 30, 1996
                                                 --------------------------------------------------
                                                                                             PRO
                                                              BIOCLIN       PRO FORMA       FORMA
                                                   DNX         GROUP       ADJUSTMENTS     COMBINED
                                                 --------     --------     -----------     --------
ASSETS
Current assets
  Cash and cash equivalents....................  $ 15,456        1,009                       16,465
  Short-term investments.......................     5,233           --                        5,233
  Marketable debt securities...................        --          361                          361
  Trade accounts receivable, net...............     7,167        3,986                       11,153
  Prepaid expenses and other current assets....       983          378                        1,361
                                                 --------     --------        -----        --------
          Total current assets.................    28,839        5,734           --          34,573
Property and equipment, net....................    15,190        1,040                       16,230
Intangible assets..............................       964           --                          964
Marketable debt securities.....................        --          503                          503
Other assets...................................       797          832                        1,629
Restricted cash................................       460           --                          460
                                                 --------     --------        -----        --------
                                                 $ 46,250        8,109           --          54,359
                                                 ========     ========        =====        ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term borrowings........................        --        9,683                        9,683
  Current portion of long-term debt............       246           --                          246
  Note payable -- related party................        --          300                          300
  Accounts payable.............................     2,455        1,791                        4,246
  Accrued expenses.............................     3,533        2,810                        6,343
  Deferred revenues............................     2,598        3,472                        6,070
                                                 --------     --------        -----        --------
          Total current liabilities............     8,832       18,056           --          26,888
Long-term debt, excluding current portion......     7,431           --                        7,431
Deferred income taxes..........................     1,779           --                        1,779
Other liabilities..............................       876          103                          979
                                                 --------     --------        -----        --------
          Total liabilities....................    18,918       18,159           --          37,077
                                                 --------     --------        -----        --------
Stockholders' equity
  Serial preferred stock.......................        --            1           (1)             --
  Common stock.................................        87          191         (165)            113
  Additional paid-in-capital...................    57,157          125          166          57,448
  Foreign currency translation adjustment......       640         (139)                         501
  Employee stock purchase loans................        --          (86)                         (86)
  Accumulated deficit..........................   (30,552)     (10,219)                     (40,771)
  Net unrealized gain on marketable debt
     securities................................        --           77                           77
                                                 --------     --------        -----        --------
          Total stockholders' equity...........    27,332      (10,050)          --          17,282
                                                 --------     --------        -----        --------
                                                 $ 46,250        8,109           --          54,359
                                                 ========     ========        =====        ========


See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                          NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                    -------------------------------------------------
                                                                BIOCLIN      PRO FORMA      PRO FORMA
                                                      DNX        GROUP      ADJUSTMENTS     COMBINED
                                                    -------     -------     -----------     ---------
Net revenues......................................  $21,957       9,155                       31,112
Operating expenses:
  Direct costs....................................   16,966       5,061        (1,560)        20,467
  Research and development........................      329          --            (4)           325
  General, administrative and marketing...........    4,530       3,453          (158)         7,825
  Depreciation and amortization...................       --         328         1,722          2,050
                                                    -------      ------       -------        -------
                                                     21,825       8,842            --         30,667
                                                    -------      ------       -------        -------
Income from operations............................      132         313            --            445
Other income (expense)............................      618        (294)                         324
                                                    -------      ------       -------        -------
Income before income taxes........................      750          19            --            769
Income tax expense................................      454           5                          459
                                                    -------      ------       -------        -------
Net income........................................      296          14            --            310
                                                    =======      ======       =======        =======
Earnings per common and common equivalent share
     Primary......................................  $  0.03                                     0.03
                                                    =======                                  =======
     Fully Diluted................................  $  0.03                                     0.03
                                                    =======                                  =======
Shares used in computing per share amounts
     Primary......................................    9,287                                   11,920
                                                    =======                                  =======
     Fully Diluted................................    9,343                                   11,976
                                                    =======                                  =======


See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                          NINE MONTHS ENDED SEPTEMBER 30, 1995
                                                    -------------------------------------------------
                                                                BIOCLIN      PRO FORMA      PRO FORMA
                                                      DNX        GROUP      ADJUSTMENTS     COMBINED
                                                    -------     -------     -----------     ---------
Net revenues......................................   19,101      11,032                       30,133
Operating expenses:
  Direct costs....................................   15,529       7,296        (1,606)        21,219
  Research and development........................      773          --           (29)           744
  General, administrative and marketing...........    4,600       3,112          (282)         7,430
  Depreciation and amortization...................       --         343         1,917          2,260
                                                    -------      ------       -------        -------
                                                     20,902      10,751            --         31,653
                                                    -------      ------       -------        -------
Income (loss) from operations.....................   (1,801)        281            --         (1,520)
Other income (expense)............................      107        (703)                        (596)
                                                    -------      ------       -------        -------
Loss before equity in net loss of Nextran, gain on
  sale of Nextran and income taxes................   (1,694)       (422)           --         (2,116)
Equity in net loss of Nextran.....................    2,700          --                        2,700
Gain on sale of Nextran...........................   17,266          --                       17,266
Income tax expense (benefit)......................      (45)         61                           16
                                                    -------      ------       -------        -------
Net income (loss).................................  $12,917        (483)           --         12,434
                                                    =======      ======       =======        =======
Earnings per common and common equivalent share
  Primary.........................................  $  1.43                                     1.07
                                                    =======                                  =======
  Fully Diluted...................................  $  1.43                                     1.06
                                                    =======                                  =======
Shares used in computing per share amounts
  Primary.........................................    9,018                                   11,651
                                                    =======                                  =======
  Fully Diluted...................................    9,056                                   11,689
                                                    =======                                  =======


See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             YEAR ENDED DECEMBER 31, 1995
                                                   -------------------------------------------------
                                                               BIOCLIN      PRO FORMA      PRO FORMA
                                                     DNX        GROUP      ADJUSTMENTS     COMBINED
                                                   -------     -------     -----------     ---------
Net revenues.....................................  $25,323      14,286                       39,609
Operating expenses:
  Direct costs...................................   21,323       8,456        (2,088)        27,691
  Research and development.......................    1,095          --           (32)         1,063
  General, administrative and marketing..........    5,506       4,467          (342)         9,631
  Depreciation and amortization..................       --         445         2,462          2,907
                                                   -------      ------       -------        -------
                                                    27,924      13,368            --         41,292
                                                   -------      ------       -------        -------
Income (loss) from operations....................   (2,601)        918            --         (1,683)
Other income (expense)...........................      310        (945)                        (635)
                                                   -------      ------       -------        -------
Loss before equity in net loss of Nextran, gain
  on sale of Nextran and income taxes............   (2,291)        (27)           --         (2,318)
Equity in net loss of Nextran....................    2,700          --                        2,700
Gain on sale of Nextran..........................   17,266          --                       17,266
Income tax expense (benefit).....................     (291)        114                         (177)
                                                   -------      ------       -------        -------
Net income (loss)................................  $12,566        (141)           --         12,425
                                                   =======      ======       =======        =======
Earnings per common and common equivalent
  share..........................................  $  1.39                                     1.06
                                                   =======                                  =======
Shares used in computing per share amounts.......    9,042                                   11,675
                                                   =======                                  =======

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES

                             AND THE BIOCLIN GROUP


                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             YEAR ENDED DECEMBER 31, 1994
                                                   -------------------------------------------------
                                                               BIOCLIN      PRO FORMA      PRO FORMA
                                                     DNX        GROUP      ADJUSTMENTS     COMBINED
                                                   -------     -------     -----------     ---------
Net revenues.....................................  $26,529       9,659                       36,188
Operating expenses:
  Direct costs...................................   19,981       7,528        (2,010)        25,499
  Research and development.......................    4,359          --          (419)         3,940
  General, administrative and marketing..........    7,237       3,537          (799)         9,975
  Depreciation and amortization..................       --         366         3,228          3,594
                                                   -------      ------       -------        -------
                                                    31,577      11,431            --         43,008
                                                   -------      ------       -------        -------
Loss from operations.............................   (5,048)     (1,772)           --         (6,820)
Other income (expense)...........................       30        (555)                        (525)
                                                   -------      ------       -------        -------
Loss before equity in net loss of Nextran and
  income taxes...................................   (5,018)     (2,327)           --         (7,345)
Equity in net loss of Nextran....................    1,329          --                        1,329
Income tax expense...............................      332          58                          390
                                                   -------      ------       -------        -------
Net loss.........................................  $(6,679)     (2,385)           --         (9,064)
                                                   =======      ======       =======        =======
Loss per common and common equivalent share......  $ (0.76)                                   (0.80)
                                                   =======                                  =======
Shares used in computing per share amounts.......    8,755                                   11,388
                                                   =======                                  =======

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             YEAR ENDED DECEMBER 31, 1993
                                                  --------------------------------------------------
                                                               BIOCLIN      PRO FORMA      PRO FORMA
                                                    DNX         GROUP      ADJUSTMENTS     COMBINED
                                                  --------     -------     -----------     ---------
Net revenues....................................  $ 23,719       7,175                        30,894
Operating expenses:
  Direct costs..................................    17,902       6,072        (1,632)         22,342
  Research and development......................    11,134          --        (1,258)          9,876
  General, administrative and marketing.........     7,247       2,824          (556)          9,515
  Depreciation and amortization.................        --         237         3,446           3,683
  Special charge................................     7,095          --                         7,095
                                                   -------      ------       -------         -------
                                                    43,378       9,133            --          52,511
                                                   -------      ------       -------         -------
Loss from operations............................   (19,659)     (1,958)           --         (21,617)
Other income (expense)..........................       220        (451)                         (231)
                                                   -------      ------       -------         -------
Loss before income taxes........................   (19,439)     (2,409)           --         (21,848)
Income tax expense (benefit)....................       (50)         28                           (22)
                                                   -------      ------       -------         -------
Net loss........................................  $(19,389)     (2,437)           --         (21,826)
                                                   =======      ======       =======         =======
Loss per common and common equivalent share.....  $  (2.23)                                    (1.93)
                                                   =======                                   =======
Shares used in computing per share amounts......     8,700                                    11,333
                                                   =======                                   =======

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1) PRO FORMA ADJUSTMENTS


     The pro forma stockholders' equity accounts of the Company and the BioClin Group as of September 30, 1996 have been adjusted to reflect the issuance by the Company of 2,632,600 shares of Common Stock in connection with the acquisition by the Company of all of the outstanding capital stock of, and equity interests in, the BioClin Group pursuant to the Transaction Agreements.


     The historical statements of operations of the Company reflect depreciation and amortization in direct costs, research and development and general, administrative and marketing expenses, as appropriate. The historical statements of operations of the BioClin Group reflect depreciation and amortization as a separate line item. The pro forma combined condensed statements of operations reflect a pro forma adjustment to reclassify the Company's depreciation and amortization previously reported in direct costs, research and development and general, administrative and marketing expenses to a separate line item, consistent with CRO industry standards.

     The unaudited pro forma data are presented for information purposes only and do not give effect to any synergies that may occur due to the integration of the BioClin Group with the Company's existing operations. Additionally, the adjustments to the unaudited pro forma combined condensed statements of operations do not include costs and expenses associated with the Proposed Transaction which are currently estimated to range between $2.0 million and $2.5 million. Accordingly, the pro forma data are not necessarily indicative of the operating results or financial position that would have occurred had the Proposed Transaction been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position.

(2) PRO FORMA PER SHARE DATA

     The unaudited pro forma per share data are based on the weighted average number of shares of Common Stock that would have been outstanding had the Proposed Transaction occurred at the beginning of the earliest period presented, including the issuance by the Company of 2,632,600 shares of Common Stock in connection with the acquisition by the Company of all of the outstanding capital stock of, and equity interests in, the BioClin Group pursuant to the Transaction Agreements.

                         MARKET PRICE AND DIVIDEND DATA


     As of the close of business on November 1, 1996, there were approximately 2,980 holders of record of the Common Stock. The Company has not declared or paid any cash dividends on shares of its equity securities, including Common Stock, since its incorporation in 1988. The Company currently intends to retain its earnings, if any, to finance its future development and growth and therefore does not anticipate paying any cash dividends on its Common Stock in the foreseeable future.



     The Common Stock is traded on The NASDAQ National Market. The symbol is "DNXX." In the event that the Proposed Transaction is consummated, the Company proposes to have the Common Stock traded on NASDAQ under the symbol "CRLS." See "APPROVAL OF NAME CHANGE."



     The Company's Common Stock commenced trading on December 11, 1991. On November 7, 1996, the reported closing price of the Common Stock on NASDAQ was $4 5/8 per share. The table below sets forth the high and low closing prices for the fiscal quarter indicated as reported on NASDAQ.



               QUARTER                 HIGH   LOW
-------------------------------------  ----   ----
1994
  1st................................  4 3/4     3
  2nd................................  4 3/4  3 5/8
  3rd................................  5 3/4  3 11/16
  4th................................  5 1/2  4 1/4
1995
  1st................................  5 1/8  3 3/8
  2nd................................  4 1/8  3 1/4
  3rd................................  4 1/2  2 7/8
  4th................................  4 7/16 3 3/8
1996
  1st................................  5 3/4  3 1/2
  2nd................................  8 1/2  4 1/4
  3rd................................  6 5/8  4 5/8
  4th (through November 7, 1996).....  4 5/8  4


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ISSUANCE BY THE COMPANY OF 2,632,600 SHARES OF COMMON STOCK PURSUANT TO THE TRANSACTION AGREEMENTS.

                       PROPOSAL 2: ELECTION OF DIRECTORS

GENERAL

     The Company's Certificate provides that the Board of Directors will be divided into three classes of Directors, with each class to be as nearly equal in number of Directors as possible. At each annual stockholders' meeting, Directors are elected for a term of three years and hold office until their successors are elected and qualified or until their earlier removal or resignation. Mr. Roj, a Director since April 1995, has submitted his resignation from the Board of Directors, effective September 6, 1996. Accordingly, and in accordance with the Company's Bylaws, the Board of Directors has reduced the number of Directors to six. The Board of Directors has nominated Mr. John K. Clarke and Mr. Desmond H. O'Connell to be elected as members of Class II for a term of office which will expire at the 1999 annual meeting. If the nominees become unavailable for any reason or should a vacancy occur before the election (which events are not anticipated), the person named on the enclosed proxy card may substitute another person as a nominee. Class I consists of Mr. Paulson and Dr. Thompson, and their term of office will expire at the 1998 annual meeting. Class III consists of Mr. Schmitt and Dr. Treu and their term of office will expire at the 1997 annual meeting. Dr. Treu has informed the Company that he presently intends to resign as a Director immediately after the consummation of the Proposed Transaction. See "-- Information Concerning Nominees -- The BioClin Group Nominees."

INFORMATION CONCERNING NOMINEES

     Information regarding the continuing Directors and the nominees is set forth below:

                      NAME                         AGE                 POSITION
-------------------------------------------------  ---   ------------------------------------
Paul J. Schmitt(3)...............................  45    Chairman of the Board of Directors;
                                                         President and Chief Executive
                                                         Officer
Jesse I. Treu, Ph.D.(1)(2)(3)....................  49    Director
John K. Clarke(1)(2).............................  43    Director nominee
Desmond H. O'Connell, Jr.(1)(2)(3)...............  60    Director nominee
Photios T. Paulson...............................  57    Director
W. Leigh Thompson................................  58    Director

---------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Nominating Committee.

DIRECTOR NOMINEES

     JOHN K. CLARKE has served as a Director of the Company since March 1988. He is a General Partner in DSV Management, the general partner of DSV Partners IV, a professional venture capital partnership. He has been associated with DSV Management since 1982. Mr. Clarke is a Director of Alkermes, Inc. and several privately held companies. Mr. Clarke received his B.A. degree from Harvard College and his M.B.A. degree from the Wharton School, University of Pennsylvania.

     DESMOND H. O'CONNELL, JR. has served as a Director of the Company since April 1991. From December 1992 until December 1993, he served as the Chairman, Management Committee of Pharmakon. During 1991, he briefly served as Chairman of the Board and Chief Executive Officer of Osteotech, Inc., a medical products company. Since September 1990, he has been an independent management consultant. From April 1990 until September 1990, Mr. O'Connell was President and Chief Executive Officer of BOC Health Care. He is a Director of Abiomed, Inc. Mr. O'Connell received a B.S. degree from the University of Notre Dame and received an M.B.A. degree from Harvard University.

CONTINUING DIRECTORS

                                    CLASS I

     PHOTIOS T. PAULSON, DIRECTOR. Mr. Paulson is a Vice President of bioMerieux Alliance S.A., a French holding company whose businesses include Clinical Laboratory Diagnostics and Biotechnology Research in Genetic Therapy. From 1991 to 1995, he was Chairman of bioMerieux Vitek, Inc., a diagnostics systems company. Between 1987 and 1991, Mr. Paulson was Senior Advisor of Health Care Industry for Prudential Securities Inc. Prior to 1987, Mr. Paulson had a long career with Becton Dickinson and Company. Mr. Paulson received his B.S. and M.S. degrees from Stevens Institute of Technology. Mr. Paulson's current three-year term as a Director will expire in 1998.

     W. LEIGH THOMPSON, PH.D., M.D., DIRECTOR. Dr. Thompson is Chief Executive Officer of Profound Quality Resources, Ltd., a consulting firm and a director of various privately held companies. From 1982 to 1994, Dr. Thompson was an employee of Eli Lilly and Company holding positions including Executive Vice President of Lilly Research Laboratories and corporate Chief Scientific Officer. He is a Fellow of the American College of Physicians and the American College of Critical Care Medicine and served as President of the Society of Critical Care Medicine. Dr. Thompson received his M.S. and Ph.D. (Pharmacology) degrees and an honorary Sc.D. from the Medical University of South Carolina. Dr. Thompson's current three-year term as a Director will expire in 1998.

                                   CLASS III

     PAUL J. SCHMITT, DIRECTOR, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER. Mr. Schmitt has served as Chairman of the Board of Directors since October 1994. Mr. Schmitt joined the Company as President and Chief Executive Officer in November 1988. Mr. Schmitt was elected as a Director of the Company in November 1988. From May 1986 to October 1988, Mr. Schmitt was President of Biolectron, Inc., a medical device company. Prior to joining Biolectron, Mr. Schmitt was with the BOC Group, PLC, an industrial gas and health care company, where, from October 1981 until May 1986, he served as Vice President and General Manager in BOC's health care group. Mr. Schmitt received his B.S. degree in finance from Lehigh University and his M.B.A. degree from Rutgers University. Mr. Schmitt's current three-year term as a Director will expire in 1997.

     JESSE I. TREU, PH.D., DIRECTOR. Dr. Treu served as Chairman of the Board of Directors from March 1988 until October 1994. He has been a General Partner of Domain Associates, a professional venture capital partnership specializing in life science companies, since 1986. Dr. Treu has been President of several venture stage companies and also has had nine years of management experience at General Electric Company and Technicon Corporation, a medical products company. He is director of Geltex Pharmaceuticals, Inc. and Lumisys, Inc. and several privately held companies. Dr. Treu received his B.S. degree from Rensselaer Polytechnic Institute and his M.A. and Ph.D. degrees from Princeton University. Dr. Treu's current three-year term as a Director will expire in 1997.

THE BIOCLIN GROUP NOMINEES

     In connection with the Proposed Transaction, pursuant to the Stockholders' Agreement, it is contemplated that immediately following the Closing the Company will increase its Board of Directors to seven members and elect Dr. Barbut as a Class I Director to serve until the stockholders' meeting in 1998. Upon the earlier to occur of March 31, 1997 or the next vacancy on the Board of Directors, if necessary, the Board of Directors will be increased to eight members, and Dr. Jensen will be elected as a Class III Director to serve until the stockholders' meeting in 2000, or as a Director of the class in which the vacancy occurred, as the case may be. Although Dr. Treu has not formally tendered his resignation as a Director of the Company, Dr. Treu has informed the Company that he presently intends to resign as a Director of the Company immediately after the consummation of the Proposed Transaction. Pursuant to the Stockholders' Agreement, upon such resignation of Dr. Treu, if any, the Board of Directors will, in accordance with the Bylaws, elect Dr. Jensen as a Class III Director to fill the vacancy created on the Board of Directors as a result of the resignation of Dr. Treu. No such resignation will become effective until the Chairman of the Board receives a written resignation from Dr. Treu. There can be no assurance that Dr. Treu will submit such a written resignation. See "THE STOCKHOLDERS' AGREEMENT -- Director Designation." Information regarding Dr. Barbut and Dr. Jensen is set forth below:


     JACK BARBUT, SC.D. In 1979, Dr. Barbut founded the BioClin Group, initially in Switzerland. He has served as Chairman and Chief Executive Officer of the BioClin U.S. since its organization in 1988 and oversees the operations of the other companies comprising the BioClin Group. Dr. Barbut received his Sc.D. degree in systems engineering from The Polytechnic Institute in Lausanne, Switzerland. Following the Closing, Dr. Barbut will be appointed as Vice Chairman and President -- Clinical Services of the newly combined company as well as President of BioClin Institute and will be elected to the Board of Directors.


     J. CHRISTIAN JENSEN, PH.D. Dr. Jensen joined the BioClin Group in 1991 and currently serves as President of BioClin Europe and Chief Operating Officer of the BioClin Group. Previously, he served as President and Scientific Director of BioClin Institute in Dusseldorf, Germany. Dr. Jensen has served as Human Pharmacology Expert from 1989 to 1991 and Pharmacological and Medical Expert from 1986 to 1989 at Sandoz Pharma Ltd. From 1981 to 1986 he was a pharmacologist and toxicologist at the University of Bonn Medical Clinics. In 1986, Dr. Jensen became an associate professor of Clinical Pharmacology at the University of Bonn. Dr. Jensen received his B.S. degree in Biology from Baker University and received a Ph.D. degree in pharmacology and toxicology from the University of Kansas. Following the Closing, Dr. Jensen will be appointed as President -- International Services in the newly combined company and will be elected to the Board of Directors by March 31, 1997.

DIRECTORS MEETINGS AND COMMITTEES

     The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of the Company's independent certified public accountants. The Audit Committee discusses with the Company's management and the Company's independent certified public accountants the overall scope and specific plans for the accountants' audit. The Audit Committee meets annually with the Company's senior management and independent public accountants to discuss the results of the accountants' examination and the Company's systems, controls and reporting. The Audit Committee held one meeting in 1995.

     The Compensation Committee reviews executive compensation, fixes compensation of the executive officers and incentive compensation, recommends the adoption of and administers executive benefit plans and grants stock options. The Compensation Committee held ten meetings in 1995.

     The Nominating Committee considers and reviews the qualifications of potential nominees for Directors and nominates a slate of nominees for election as Directors at the Annual Meeting of Stockholders and, when in certain circumstances vacancies occur, candidates for election by the Board of Directors. The Nominating Committee held three meetings in 1995. The Nominating Committee is normally able to identify from its own resources the names of qualified nominees, but it will accept from stockholders recommendations of individuals to be considered as nominees. Any such nominations should be submitted in writing to the Company at 575 Route 28, Raritan, New Jersey 08869,
Attention: Corporate Secretary.

     The Board of Directors held nine meetings in 1995. All of the Directors, other than Mr. Roj who attended only four meetings, attended at least seventy-five percent (75%) of the total meetings held by the Board of Directors and by the Committees on which they served during 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Dr. Treu, Chairman of the Compensation Committee, also served as an executive officer of the Company as a result of being the Chairman of the Board of Directors until October 1994. Dr. Treu is not an employee of the Company, was not paid a retainer for his services as Chairman of the Board of Directors and is not involved in the day-to-day management of the Company.

COMPENSATION OF DIRECTORS


     The Directors of the Company do not receive annual retainers, meeting fees or other cash compensation of any kind for their service as Directors, but are reimbursed for their travel expenses in attending meetings. Directors who are not employees of the Company or any of its subsidiaries receive certain automatic grants of stock options under the Company's 1991 Stock Option Plan. See "EXECUTIVE COMPENSATION -- Stock Options" and "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN" for additional information regarding such grants. In addition, Directors who are not employees of the Company or any of its subsidiaries will receive automatic grants of stock options pursuant to the Company's 1996 Stock Option Plan. See "APPROVAL OF ADOPTION OF 1996 STOCK OPTION PLAN" for information regarding such grants.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT BY OFFICERS, DIRECTORS AND 10% STOCKHOLDERS

     Section 16(a) of the Exchange Act requires the Company's Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's Common Stock and other equity securities of the Company. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

     Reports received by the Company indicate that Mr. Roj failed to timely file a Form 3 in 1995.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 1, 1996, by (i) each of those persons known to the Company to be a beneficial owner of more than five percent of the Common Stock, (ii) each of the Company's Directors and the Named Executive Officers (as defined in "EXECUTIVE COMPENSATION -- Summary Compensation Table") and (iii) all Directors and executive officers of the Company as a group. All information with respect to beneficial ownership by the Directors, officers and beneficial owners has been furnished by the respective Director, officer or beneficial owner, as the case may be. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. The information contained herein regarding share ownership of persons beneficially owning five percent or more of the Common Stock other than officers and Directors was obtained from required filings of such persons with the Securities and Exchange Commission.


                                                        NUMBER OF SHARES       PERCENTAGE OF
                 NAMES AND ADDRESSES                       OF COMMON            COMMON STOCK
                  BENEFICIAL OWNERS                         STOCK(1)         BENEFICIALLY OWNED
------------------------------------------------------  ----------------     ------------------
BVF Partners, L.P.
  333 West Wacker Drive
  Suite 1600
  Chicago, IL 60606                                           545,345                6.3%
Venrock Associates
  30 Rockefeller Plaza, 55th Floor
  New York, NY 10112                                          514,600                5.9%
Patricof & Co. Ventures, Inc.
  445 Park Avenue
  New York, NY 10022                                          500,000(2)             5.7%
DSV Partners IV
  221 Nassau Street
  Princeton, NJ 08542                                         465,833                5.3%
John K. Clarke                                                487,555(3)             5.6%
Jesse I. Treu, Ph.D.                                          323,054(4)             3.7%
Desmond H. O'Connell                                           48,609(5)               *
Photios T. Paulson                                             15,055(6)               *
W. Leigh Thompson Ph.D., M.D.                                   8,685(7)               *
Paul J. Schmitt                                               340,869(8)             3.8%
Leif Modeweg, D.V.M.                                           89,212(9)               *
John G. Cooper                                                160,701(10)            1.8%
All Directors and executive officers as a group (8
  persons)                                                  1,473,740(11)           15.7%


---------------

* Less than one percent.

 (1) Shares identified in the footnotes below which are subject to exercisable options were deemed to be outstanding as of September 1, 1996, for purposes of Rule 13d-3 under the Exchange Act.

 (2) Includes 348,968 shares of Common Stock owned by APA Excelsior III, L.P., 133,032 shares of Common Stock owned by Coutts & Company (Jersey) Ltd., as Custodian for APA Excelsior III/Offshore, L.P. and 18,000 shares of Common Stock owned by CIN Venture Nominees, Ltd. The general partner for each of APA Excelsior III, L.P. and APA Excelsior III/Offshore, L.P. is APA Excelsior III Partners, L.P. Patricof & Co. Ventures, Inc. may be deemed to beneficially own these shares because it is affiliated with these entities. Patricof & Co. Ventures, Inc. disclaims beneficial ownership of such shares.

 (3) Includes 465,833 shares of Common Stock owned by DSV Partners IV. Mr. Clarke is a general partner of DSV Management Ltd., the sole general partner of DSV Partners IV. Mr. Clarke is one of four general partners who share voting and investment control over DSV Management. Mr. Clarke disclaims beneficial ownership of such shares. Also includes 21,722 shares of Common Stock which Mr. Clarke had the right to acquire upon the exercise of stock options within 60 days after September 1, 1996. Certain of such options are subject to stockholder approval. See "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN."

 (4) Includes 297,833 shares of Common Stock beneficially owned by Domain Partners, L.P. Dr. Treu is a general partner of One Palmer Square Associates, L.P., the general partner of Domain Partners, L.P., and has an indirect beneficial interest in these shares. Also includes 25,221 shares of Common Stock which Dr. Treu had the right to acquire upon the exercise of stock options within 60 days after September 1, 1996. Certain of such options are subject to stockholder approval. See "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN."

 (5) Includes 13,389 shares of Common Stock which Mr. O'Connell had the right to acquire upon the exercise of stock options within 60 days after September 1, 1996. Certain of such options are subject to stockholder approval. See "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN."

 (6) Includes 12,055 shares of Common Stock which Mr. Paulson had the right to acquire upon the exercise of stock options within 60 days after September 1, 1996. Certain of such options are subject to stockholder approval. See "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN."

 (7) Includes 8,685 shares of Common Stock which Dr. Thompson had the right to acquire upon the exercise of stock options within 60 days after September 1, 1996. Certain of such options are subject to stockholder approval. See "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN."

 (8) Includes 337,349 shares of Common Stock which Mr. Schmitt had the right to acquire upon the exercise of stock options within 60 days after September 1, 1996.

 (9) Includes 89,212 shares of Common Stock which Dr. Modeweg had the right to acquire upon the exercise of stock options within 60 days after September 1, 1996.

(10) Includes 157,620 shares of Common Stock which Mr. Cooper had the right to acquire upon the exercise of stock options within 60 days after September 1, 1996.


(11) Includes 665,253 shares of Common Stock which all Directors and executive officers, as a group, had the right to acquire upon the exercise of stock options within 60 days after September 1, 1996. As of the Record Date, based upon records of the Company, all Directors and executive officers, as a group, beneficially owned 1,501,369 shares of Common Stock, or 15.9% of the outstanding Common Stock.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

                           REPORT OF THE COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines on an annual basis the compensation to be paid to the Chief Executive Officer ("CEO"), each of the other executive officers of the Company and employees with salaries in excess of $100,000. The Compensation Committee is composed of Mr. Clarke, Mr. O'Connell and Dr. Treu. Dr. Treu serves as the Chairman of the Compensation Committee. Each member of the Compensation Committee is a Nonemployee Director (as defined in "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN").

     This Report sets forth policies used by the Compensation Committee in determining the compensation paid by the Company to its executive officers, including the Named Executive Officers (as defined in "-- Summary Compensation Table").

     Compensation Philosophy and Overall Objectives of Executive Compensation Programs. The overall compensation philosophy of the Company is to ensure that executive officer compensation, both in the short and long term, will promote the long-term objectives of the Company by attracting and retaining superior talent and rewarding performance. The Company's compensation is structured to create a mutuality of interest between executive officers and long-term stockholders through programs that share the rewards and risks of strategic decision making.

     The Compensation Committee believes that the Company's executive compensation program provides an overall level of compensation that is competitive within the health care industry, primarily the CRO sector, and recognizes the increasing responsibility of executive officers as the Company grows. In establishing base salaries, cash bonuses, and incentive compensation programs, the Compensation Committee assesses periodic compensation surveys. The executive officers' compensation is compared to peer executive groups surveyed as a guideline for compensation levels. Although the Compensation Committee uses the average compensation levels reported in the surveys as targets, actual compensation levels may be greater or less than average competitive levels in surveyed companies based on the performance of the Company and the individual.

     The Company's basic executive officer compensation package is comprised of base salary, cash bonuses, long-term incentive compensation in the form of stock options, and various other benefits which are generally available to employees of the Company.

     Compensation decisions are determined in a structured annual review by the Compensation Committee with input from the CEO in all determinations other than his own. This annual review considers the decision making responsibilities of each position and the individual's experience, work performance, and progress toward Company objectives. The Compensation Committee has discounted the Comparative Stock Performance Graph below in its decisions on compensation, because the Compensation Committee believes the Company stock performance is only of limited applicability as a measure of the Company's performance. See "-- Comparative Stock Performance Graph."

     The Compensation Committee has reviewed the proposed regulations under the federal income tax legislation adopted during 1993 that limits the deductibility of certain executive compensation in excess of $1 million and has determined that any nondeductible payments under the Company's existing compensation programs would be highly unlikely.

     Base Compensation. The Compensation Committee is cognizant and responsive to growing levels of executive responsibility as the size and complexity of the Company increases. Since the base salary is a critical component of the Company's success in attracting and retaining key executives, the Compensation Commit-tee seeks to maintain base compensation levels competitive to average compensation levels for executive peer groups within the health care industry, primarily the CRO sector.

     In 1995, the average base salaries of the Named Executive Officers other than the CEO, when translated, where appropriate, to U.S. dollars increased 14.6%. Such increase was heavily impacted by the translation of Dr. Modeweg's base compensation from French Francs to U.S. dollars. Excluding the impact of translating Dr. Modeweg's base compensation, in 1994 and 1995, respectively, from French Francs to U.S. dollars, the increase for Named Executive Officers, other than the CEO, was 8.1%. Such increase primarily reflects Dr. Modeweg's promotion in the third quarter of 1994 to reflect worldwide responsibilities as President of Pharmakon Research International.

     Cash Bonuses. The Compensation Committee adopted a bonus plan for the executive officer group for 1995 performance with payout determinations under such plan primarily based on the achievement of financial performance targets and secondarily to individual performance objectives -- both focused on increasing stockholder value. No bonus payments under the 1995 plan were made to the Named Executive Officers as both management and the Compensation Committee were unsatisfied with the financial performance of the Company.

     Additionally, a formal bonus plan for key management of Pharmakon was established for the 1995 fiscal year with payout determinations based on the achievement of Pharmakon's financial targets and individual performance objectives. The Compensation Committee awarded 24.2% of the bonus target for 1995 to key Pharmakon managers, primarily as a result of the achievement of individual objectives.

     Long-term Incentive Compensation. The Compensation Committee utilizes stock options as its primary long-term incentive compensation mechanism for executive officers. The objective of the program is to align executive and stockholder long-term interests by creating a strong and direct link between executive pay and long-term stockholder return, thereby enabling executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock.

     The Company established a four-year vesting schedule for options granted to executives in order to focus the efforts of executive officers on the long-term strategy of the Company.

     The Compensation Committee conducts a formal review from time to time of the stock option holdings and vesting status of each executive officer. The Compensation Committee makes stock option grants to the Named Executive Officers based on such factors as the strategic development of the Company, growth and performance of the Company, individual performance contribution, total stock options and related vesting positions for each executive officer of the Company, and length of service. Based on its consideration of these factors, the Compensation Committee granted options on March 9, 1995, under the 1991 Plan to Mr. Cooper to purchase 50,000 shares of Common Stock and on April 12, 1995, under the 1991 Plan to Mr. Schmitt and Dr. Modeweg to each purchase 50,000 shares of Common Stock.

     Chief Executive Officer Compensation. It is the Compensation Committee's philosophy that compensation for the CEO should be directly linked to the achievement of the specific business objectives established to accomplish the long-term goal of the Company. The compensation programs for the CEO integrate with the Company's annual and long-term business objectives and strategy, and focus the CEO's efforts and energies on the fulfillment of those objectives. Through this strategy, the Company believes the CEO's compensation is directly aligned with the long-term interests of stockholders.

     It is also the Compensation Committee's philosophy that to attract and retain a qualified individual for this critical executive position, compensation for the CEO must be competitive with his peer group in the industry.

     The CEO's compensation is comprised of the same elements as other executive officers: base salary, cash bonuses, long-term incentives in the form of stock options and various benefits which are generally available to employees of the Company.

     In considering the compensation for the CEO for 1995, the Compensation Committee conducted a review of the CEO's performance and compared the CEO's compensation levels with his peer group within related industries.

     The Compensation Committee was pleased with Mr. Schmitt's performance in 1994, and feels he managed the Company well through a particularly challenging period including (i) minimizing the disruption on the Company following the curtailment of the blood substitute program, (ii) ensuring the continued momentum in the development of the Company's xenograft programs in order to facilitate discussion with strategic partners regarding such programs, (iii) managing the negotiation leading to the formation of Nextran and continuing as the acting CEO of Nextran in addition to performing his services as CEO of the Company and (iv) continuing the Company's strategic objective to become a leading drug development services business. The Compensation Committee determined that Mr. Schmitt's base salary should be adjusted from $235,000 to $242,000 effective January 1, 1995.

                                            JESSE I. TREU, Chairman
                                            JOHN K. CLARKE
                                            DESMOND H. O'CONNELL, JR.
                                            Members of the Compensation
                                            Committee

COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on the Common Stock with the cumulative total stockholder return of (i) the NASDAQ Stock Market (U.S.) Index (the "NASDAQ Index"), (ii) the Hambrecht & Quist Biotechnology Section Index (the "Biotechnology Index") and (iii) the NASDAQ Health Services Index (the "Health Services Index"), assuming an investment of $100 on December 11, 1991, in each of the Common Stock of the Company, the stocks comprising the NASDAQ Index, and the stocks comprising the Biotechnology Index and the stocks comprising the Health Services Index. The following graph commences as of December 11, 1991, the date the Common Stock became publicly traded. This is the first year that the Company has presented the Health Services Index as part of the Company's comparative stock performance graph. As a result of the Company's decision to focus its efforts on opportunities as a provider of drug development services, and in light of the Proposed Transaction, the Company no longer believes that the Biotechnology Index represents an appropriate comparison to the business of the Company as a CRO. Henceforth, the Company's comparative stock performance graph will present the Health Services Index, which the Company believes is more representative of the business of the Company as a CRO, rather than the Biotechnology Index.

  Measurement Period          DNX Corpora-     H&Q Biotech-    Nasdaq Stock     Nasdaq Health
(Fiscal Year Covered)           tion            nology         Market - U.S.       Services
12/11/91                        100              100              100              100
Dec. 91                          68              112              110              112
Mar. 92                          60               86              114              106
June 92                          48               83              106               95
Sept. 92                         38               84              110              101
Dec. 92                          52              100              128              116
Mar. 93                          35               66              131              104
June 93                          35               74              133              110
Sept. 93                         38               75              145              118
Dec. 93                          31               86              147              134
Mar. 94                          35               70              141              137
June 94                          34               71              135              124
Sept. 94                         38               85              146              149
Dec. 94                          36               62              144              144
Mar. 95                          32               85              157              158
June 95                          28               96              180              138
Sept. 95                         32              115              201              158
Dec. 95                          28              139              204              184

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation for the Company's CEO and each of the two other most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the Company's last completed fiscal year (collectively, the "Named Executive

Officers"), as well as the total compensation paid to each of these individuals for the Company's previous two fiscal years.

                                                                        LONG-TERM COMPENSATION
                                                                  -----------------------------------
                                                                    AWARDS
                                                                  ----------                  PAYOUTS
                                      ANNUAL COMPENSATION         RESTRICTED    SECURITIES    -------
                                -------------------------------     STOCK       UNDERLYING     LTIP      ALL OTHER
       NAME AND                 SALARY    BONUS    OTHER ANNUAL    AWARD(S)    OPTIONS/SARS   PAYOUTS   COMPENSATION
  PRINCIPAL POSITION     YEAR     ($)      ($)     COMPENSATION      ($)           (#)          ($)         ($)
-----------------------  ----   -------   ------   ------------   ----------   ------------   -------   ------------
Mr. Schmitt
  Chief Executive        1995   241,865       --          --            --         50,000         --        7,862(1)
  Officer, President     1994   234,808   48,120          --            --             --         --        7,847(2)
  and Chairman           1993   224,723       --          --            --        125,000         --        5,738(3)
Dr. Modeweg(4)
  President, Pharmakon
  Research               1995   168,830       --          --            --         50,000         --           --
  International,         1994   138,929       --          --            --         25,000         --           --
  Vice President         1993   119,453   12,500          --            --         75,000         --           --
Mr. Cooper(5)
  Senior Vice President
  Chief Financial
  Officer,               1995   134,065       --          --            --         50,000         --        5,215(6)
  Treasurer and          1994   125,423   36,264          --            --             --         --        5,498(7)
  Secretary              1993   119,038       --          --            --         75,000         --        2,932(8)

---------------

(1) Includes $4,620 of Company matching contributions under DNX Corporation Employee Savings Plan, which were paid in Common Stock, $392 of group term life insurance premiums paid by the Company, and $2,850 of long-term disability insurance premiums paid by the Company.

(2) Includes $4,620 of Company matching contributions under DNX Corporation Employee Savings Plan, which were paid in Common Stock, $377 of group term life insurance premiums paid by the Company, and $2,850 of long-term disability insurance premiums paid by the Company.

(3) Includes $2,673 of Company matching contributions under DNX Corporation Employee Savings Plan, which were paid in Common Stock, $255 of group term life insurance premiums paid by the Company and $2,810 of long-term disability insurance premiums paid by the Company.

(4) Dr. Modeweg's salary and other cash compensation is paid in French Francs. Dr. Modeweg received total compensation in French Francs of 841,618 in 1995, 770,570 in 1994 and 676,500 in 1993. The salary amounts contained in this table have been translated to U.S. dollars based on an average exchange rate for 1995 of 4.985 French Francs per U.S. dollar, an average exchange rate for 1994 of 5.5465 French Francs per U.S. dollar, and an average exchange rate for 1993 of 5.6633 French Francs per U.S. dollar.

(5) On May 29, 1996, Mr. Cooper was elected as Senior Vice President of the Company. Prior to such time, Mr. Cooper had been Vice President of the Company.

(6) Includes $4,210 of Company matching contributions under DNX Corporation Employee Savings Plan, which were paid in Common Stock, $111 of group term life insurance premiums paid by the Company, and $894 of long-term disability insurance premiums paid by the Company.

(7) Includes $4,620 of Company matching contributions under DNX Corporation Employee Savings Plan, which were paid in Common Stock, $100 of group term life insurance premiums paid by the Company, and $778 of long-term disability insurance premiums paid by the Company.

(8) Includes $2,077 of Company matching contributions under DNX Corporation Employee Savings Plan, which were paid in Common Stock, $77 of group term life insurance premiums paid by the Company, and $778 of long-term disability insurance premiums paid by the Company.

STOCK OPTIONS

     The following table contains information concerning the grants of stock options made during 1995 to the Named Executive Officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL
                                   INDIVIDUAL GRANTS                                      REALIZABLE VALUE
---------------------------------------------------------------------------------------          AT
                                                 PERCENT OF                                ASSUMED ANNUAL
                                   NUMBER OF       TOTAL                                   RATES OF STOCK
                                  SECURITIES    OPTIONS/SARS                              PRICE APPLICATION
                                  UNDERLYING     GRANTED TO    EXERCISE OF                 FOR OPTION TERM
                                  OPTION/SARS    EMPLOYEES     BASE PRICE    EXPIRATION   -----------------
              NAME                GRANTED(#)    FISCAL YEAR      ($/SH)         DATE       5%($)    10%($)
--------------------------------  -----------   ------------   -----------   ----------   -------   -------
Mr. Schmitt.....................     50,000(1)      8.97           4.00        4-12-05    125,779   318,748
Dr. Modeweg.....................     50,000(1)      8.97           4.00        4-12-05    125,779   318,748
Mr. Cooper......................     50,000(2)      8.97           3.75        3-09-05    117,918   298,827

---------------

(1) These stock options became exercisable to the extent of 25 percent of the shares of Common Stock covered thereby on April 12, 1996, the first anniversary of the date on which vesting commenced, and are exercisable at a per diem rate over the next three years thereafter for so long as the optionee remains in the continuous employ of the Company or a subsidiary.

(2) These stock options became exercisable to the extent of 25 percent of the shares of Common Stock covered thereby on March 9, 1996, the first anniversary of the date on which vesting commenced, and are exercisable at a per diem rate over the next three years thereafter for so long as the optionee remains in the continuous employ of the Company or a subsidiary.

OPTION EXERCISES AND HOLDINGS

     The following table contains information concerning the exercise of stock options during 1995 by the named Executive Officers and unexercised options held by them at the end of 1995.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                         NUMBER OF
                                                                         SECURITIES            VALUE OF
                                                                         UNDERLYING          UNEXERCISED
                                                                        UNEXERCISED          IN-THE-MONEY
                                                                        OPTIONS/SARS         OPTIONS/SARS
                                                                         AT FISCAL            AT FISCAL
                                                                          YEAR-END             YEAR-END
                                           SHARES         VALUE       ----------------     ----------------
                                         ACQUIRED ON     REALIZED     EXERCISABLE(E)/      EXERCISABLE(E)/
                 NAME                     EXERCISE         ($)        UNEXERCISABLE(U)     UNEXERCISABLE(U)
---------------------------------------  -----------     --------     ----------------     ----------------
Mr. Schmitt............................     1,000         $3,475         291,750(E)          $ 547,613(E)
                                                                          93,750(U)                  0(U)
Dr. Modeweg............................         0              0          48,836(E)                  0(E)
                                                                         101,164(U)                  0(U)
Mr. Cooper.............................         0              0         120,034(E)            189,375(E)
                                                                          79,966(U)                  0(U)

EMPLOYMENT AGREEMENTS

     Messrs. Schmitt and Cooper and Dr. Modeweg are parties to employment agreements with the Company (or, in Dr. Modeweg's case, Pharmakon). In connection with the Proposed Transaction, the Company will enter into the Employment Agreements with Dr. Barbut and Dr. Jensen. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pharmakon entered into an employment agreement with Dr. Modeweg in 1993 that provides that in the event that Dr. Modeweg is terminated for reasons other than reckless or gross misconduct, Pharmakon and Dr. Modeweg will enter into a consulting agreement. Such consulting agreement would provide for the continued services of Dr. Modeweg for a term, at the option of Pharmakon, of one or two years at compensation levels substantially equivalent to that received by Dr. Modeweg as President of Pharmakon. In the event that Pharmakon elects a term of two years for the consulting agreement, Dr. Modeweg would be subject to a non-competition clause for a period of one year following the effective date of his termination. The term of Dr. Modeweg's employment agreement expires on December 31, 1996; however, the agreement is subject to automatic renewal on a year-to-year basis unless Pharmakon provides advance notice of its intent to terminate the arrangement.

     The Company is a party to a letter agreement with Paul J. Schmitt that provides Mr. Schmitt with a severance package in the event that he is terminated without cause, as defined in the agreement. The agreement obligates the Company to provide Mr. Schmitt with pay at his base salary rate and certain benefit coverage for up to 12 months following his termination, provided that certain conditions are met. In addition, in the event of a change of control of the Company, resulting in a change of duties or responsibilities of Mr. Schmitt, he may, under certain circumstances, treat such change as a termination of employment and he would be entitled to receive 12 months of salary plus immediate vesting of all outstanding options. The term of his agreement expires on June 2, 2000.

     The Company is a party to a letter agreement with John G. Cooper that provides Mr. Cooper with a severance package in the event that he is terminated without cause, as defined in the agreement. The agreement obligates the Company to provide Mr. Cooper with pay at his base salary rate and certain benefit coverage for up to 12 months following his termination, provided that certain conditions are met. In addition, in the event of a change of control of the Company, resulting in a change of duties or responsibilities of Mr. Cooper, he may, under certain circumstances, treat such change as a termination of employment and he would be entitled to receive 12 months of salary plus immediate vesting of all outstanding options. The term of his agreement expires on May 28, 2001.

     In connection with the Proposed Transaction, pursuant to the Transaction Agreements, the Company will enter into the Employment Agreements with Dr. Barbut and Dr. Jensen at the Closing. Pursuant to the Employment Agreements, Dr. Barbut and Dr. Jensen will be compensated and provided other benefits comparable to other senior executives of the Company and commensurate with their duties and responsibilities. The Employment Agreements provide for severance payments to Dr. Barbut and Dr. Jensen in the event that they are terminated without cause, as defined therein. The Employment Agreements also contain standard non-compete and non-solicitation provisions. The term of each Employment Agreement is two years from the date of the Closing. See "TRANSACTION AGREEMENTS -- Employment Agreements."

     The law firm of Jones, Day, Reavis & Pogue of which Mr. Roj was formerly a partner provided services to the Company in fiscal 1995 and provides services to the Company on an on-going basis, including in connection with the Proposed Transaction. Mr. Roj resigned as a Director effective September 6, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION AS CLASS II DIRECTORS OF EACH OF MESSRS. CLARKE AND O'CONNELL.

                      PROPOSAL 3: APPROVAL OF NAME CHANGE


     On October 1, 1996, the Board of Directors of the Company approved a change in the name of the Company to "Chrysalis International Corporation" in the event that the Proposed Transaction is consummated, subject to stockholder approval. This name was selected in consultation with Dr. Barbut and Dr. Jensen as well as certain consultants which specialize in corporate name selection and identity programs. In the event that the Proposed Transaction is not consummated, the name of the Company will remain "DNX Corporation." In the event that the Proposed Transaction is consummated, the Company proposes to have the Common Stock traded on NASDAQ under the symbol "CRLS."


     The combination of the Company and the BioClin Group creates a new service company with multinational capabilities which span the entire spectrum of drug development from preclinical through clinical to product registration and approval. The combined company will be organized to provide for a more rapid transition of a client's drug through various preclinical to clinical stages of development thereby minimizing certain delays which typically occur before a new drug is introduced to the market. It is appropriate, therefore, that the combined company adopt a new name which symbolizes this process and its strategic and competitive advantage.


     Chrysalis (Kris-a-lis) is derived from the Greek word for gold, chrysos. Chrysalis represents the stage of metamorphosis when a larvae or golden pupa emerges into a butterfly. The name Chrysalis symbolizes the new company's ability to manage the emergence of new drug candidates from the discovery phase through the preclinical and clinical stages of development. It also symbolizes how this natural progression can facilitate the drug development process bringing clients added value and financial returns.



     Pursuant to the DGCL and assuming stockholder approval thereof, in order to effect such name change, the Company would file an amendment to the Company's Certificate with the Secretary of State of the State of Delaware immediately following the Closing of the Proposed Transaction (the "Filing"). Alternatively, the Company may file a Third Amended and Restated Certificate of Incorporation of the Company reflecting such name change. In the event that the Proposed Transaction is not consummated, the name of the Company will remain "DNX Corporation."



     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE CHANGE IN THE NAME OF THE COMPANY TO "CHRYSALIS INTERNATIONAL CORPORATION" AND THE RELATED FILING, SUBJECT TO THE CLOSING OF THE PROPOSED TRANSACTION.

                       PROPOSAL 4: APPROVAL OF AMENDMENTS
                           TO 1991 STOCK OPTION PLAN

GENERAL

     The Board of Directors has approved, subject to the further approval of the stockholders of the Company, certain amendments to the Company's 1991 Stock Option Plan, as amended (the "1991 Plan"), described below.

     The Company recognizes the importance of attracting and retaining outstanding individuals as officers, key employees and consultants, and of stimulating the active interest of these persons in the development and financial success of the Company. The Board of Directors believes that the 1991 Plan is a significant factor in furtherance of these objectives and has, through the 1991 Plan, furnished incentives to officers, employees and consultants to increase the Company's profits by providing such persons with opportunities to acquire shares of the Common Stock of the Company on advantageous terms. In light of the competitive industry in which the Company participates, the Board of Directors believes the 1991 Plan is a particularly important factor in the Company's overall compensation program and in attracting and retaining officers, key employees and consultants. The following summary of the 1991 Plan is qualified in its entirety by reference to the 1991 Plan, as amended, attached hereto as Appendix F.

     Officers and key employees of, as well as consultants whose services have been retained by, the Company and its subsidiaries, which presently consist of approximately 280 individuals, are eligible to receive stock options under the 1991 Plan. The purpose of the 1991 Plan is to attract and retain outstanding individuals as officers, key employees and consultants of the Company and its subsidiaries, and to furnish incentives to such persons to increase the Company's profits by providing them opportunities to acquire shares of Common Stock of the Company on advantageous terms. The 1991 Plan is administered by the Compensation Committee of the Board of Directors, consisting of Dr. Treu and Messrs. Clarke and O'Connell (who are each "Non-Employee Directors" as defined in Rule 16b-3 under the Exchange Act) which determines the terms and conditions of stock options issued under the 1991 Plan, amounts of benefits granted, and the officers, key employees and consultants who shall receive them. Options granted under the 1991 Plan may be: (i) options that are intended to qualify under particular provisions of the Code, as in effect from time to time; (ii) options that are not intended to so qualify; or (iii) combinations of the foregoing; provided, however, that options that are intended to qualify under the Code may not be granted to consultants under the 1991 Plan. See "APPROVAL OF ADOPTION OF 1996 STOCK OPTION PLAN -- Federal Income Tax Consequences for 1991 Plan and 1996 Plan" for a discussion of the tax treatment of such options.

     The 1991 Plan authorizes the granting of options to purchase up to an aggregate of 1,350,000 shares of the Company's Common Stock. Option agreements evidencing the grant of options are required to specify an option price which may be less than, equal to or greater than the fair market value of shares of Common Stock of the Company on the date of grant. Historically, the Company's practice has been to specify that the option price is equal to the closing price of the underlying shares of Common Stock on the date of grant. To date, the Company has not granted options at a price less than the closing price of the underlying shares of Common Stock on the date of grant.

     Option agreements must also specify the methods of payment of the option price, which may be: (i) in cash or by check acceptable to the Company; (ii) by delivery of Common Stock of the Company already owned by the optionee having a fair value at the time of exercise equal to the total option price; or (iii) a combination of such methods of payment. Any option may provide for deferred payment of the option price from the proceeds of the sale through a bank or broker of some or all of the shares of stock to which the exercise relates. No stock option granted under the 1991 Plan may be exercised more than ten years from the date of grant. Outstanding options are subject to adjustment in specified events, such as stock dividends, stock splits, recapitalizations and mergers, and the number of shares authorized by the 1991 Plan is subject to adjustment in those events. In addition, with the consent of the affected optionee, the Board of Directors may cancel any option granted under the 1991 Plan and, in replacement thereof, grant new options for any number of shares and at any option price as it deems advisable.

     Prior to the October 1996 amendments described below in "-- Amendments to 1991 Plan," the 1991 Plan did not impose a limit on the number or shares that could be optioned to a particular employee or officer. However, the Code required that the aggregate fair market value (determined at the time the options were granted) of stock could not exceed a total of $100,000 with respect to which "incentive stock options" were exercisable for the first time by any one employee during any calendar year.

     The 1991 Plan may be amended by the Board of Directors of the Company without stockholder approval; however, without stockholder approval, no such amendment may: (i) increase the maximum number of shares of Common Stock available under the 1991 Plan; (ii) change the eligible participants under the 1991 Plan; or (iii) cause Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) to cease to be applicable to the 1991 Plan.

NONEMPLOYEE DIRECTORS

     Prior to the August 1995 amendments described below in "-- Amendments to 1991 Plan," Directors who were not employees of the Company or any of its subsidiaries ("Nonemployee Directors") received annual automatic grants of stock options under the Company's 1991 Plan as follows: (i) each Nonemployee Director was automatically granted an option to purchase 1,000 shares of Common Stock immediately following each annual meeting of the Company's stockholders until he had served continuously as a Nonemployee Director for five years; and (ii) immediately following the fifth annual meeting of the Company's stockholders that was held following the commencement of a Nonemployee Director's continuous service as such, he was automatically granted an option to purchase 7,000 shares of Common Stock, and he was automatically granted an option to purchase 1,000 shares of Common Stock immediately following each annual meeting of the Company's stockholders thereafter for so long as he continued to serve as a Nonemployee Director.

     Grants to Nonemployee Directors must be evidenced by an agreement substantially in the form of Exhibit A to the 1991 Plan, which is attached hereto as Appendix F. The option price of such grants to Nonemployee Directors shall equal the closing price of the Common Stock on NASDAQ on the date of grant. Upon stockholder approval of the adoption of the 1996 Plan (as defined in "APPROVAL OF ADOPTION OF 1996 STOCK OPTION PLAN"), the automatic grant of options to Nonemployee Directors under the 1996 Plan will replace the automatic grant of options to Nonemployee Directors under the 1991 Plan and no new options will be granted to Nonemployee Directors under the 1991 Plan thereafter. Options outstanding under the 1991 Plan, however, will remain subject to the terms and conditions of the 1991 Plan. In addition, the Company may continue to grant options under the 1991 Plan to eligible persons other than Nonemployee Directors following stockholder approval of the adoption of the 1996 Plan. Assuming stockholder approval of the amendments to the 1991 Plan discussed below, options with respect to 57,342 shares remain available as of October 2, 1996. See "APPROVAL OF ADOPTION OF 1996 STOCK OPTION PLAN." The adjustment provisions described above under " -- General" also apply to such grants to Nonemployee Directors. However, the cancellation provisions described above under "-- General" do not apply to such grants to Nonemployee Directors.

AMENDMENTS TO 1991 PLAN

     In August 1995, the Board of Directors approved amendments to the 1991 Plan as follows: (i) each Nonemployee Director elected to the Board of Directors on or after August 18, 1995 would receive options to purchase 30,000 shares with the option price set at the fair market value of the underlying shares on the date of election to the Board of Directors; (ii) each Nonemployee Director elected to the Board of Directors prior to August 18, 1995 would receive options to purchase 30,000 shares with the option price set at $3.50 per share, the closing price of the Common Stock on August 18, 1995; (iii) every three years subsequent to the date of the initial grant of 30,000 options, each Director who remains on the Board of Directors would receive an additional 30,000 options with the option price set at the fair market value of the underlying shares on the date of the grant; and (iv) the existing fifth year anniversary option provision would remain in effect except for a change in the vesting schedule such that vesting would be pro-rated on a daily basis over three years. In March 1996, the Board of Directors approved an increase in the maximum number of shares authorized under the 1991 Plan, by 150,000 shares, for an aggregate of 1,500,000 shares available under the 1991 Plan. In October 1996, the Board of Directors approved an amendment to the 1991 Plan which provides that under no circumstances may any particular optionee be granted options pursuant to the 1991 Plan with respect to more than 500,000 shares during any three year period. All of the foregoing amendments to the 1991 Plan remain subject to stockholder approval.


     Based on the closing price of the Company's Common Stock on NASDAQ on November 7, 1996, the market value of shares of Common Stock underlying the additional 150,000 options authorized under the 1991 Plan would be $693,750.


GRANTS SUBJECT TO STOCKHOLDER APPROVAL

     Following the Board of Director's amendment of the 1991 Plan in March 1996 to increase the pool of shares available under the 1991 Plan, the Compensation Committee granted options to purchase an aggregate of 30,925 shares of Common Stock at prices ranging from $4.375 to $7.25, the respective closing price of the Common Stock on the date of grant. Included in these grants were a grant under the 1991 Plan to Mr. Schmitt of an option to purchase 17,400 shares of Common Stock at $7.25, a grant under the 1991 Plan to Mr. Cooper of an option to purchase 9,425 shares of Common Stock at $7.25 and a grant under the 1991 Plan to certain other employees of options to purchase an aggregate of 4,100 shares of Common Stock at prices ranging from $4.375 to $7.25. The foregoing grants are subject to stockholder approval.

     In addition, prior to such March 1996 amendment to the 1991 Plan, the Compensation Committee had granted options to purchase an aggregate of 150,000 shares of Common Stock (30,000 shares to each of the five Nonemployee Directors then serving) to the Directors of the Company at prices ranging from $3.50 to $3.625, in connection with the August 1995 amendments described above. The March 1996 amendments to the 1991 Plan to increase the number of shares of Common Stock available under the 1991 Plan, which is also subject to stockholder approval as described above, provided for sufficient additional shares to satisfy all of the foregoing grants.

     The following table sets forth information with respect to grants of options pursuant to the 1991 Plan made during fiscal 1995 to the Named Executive Officers, the executive officers of the Company as a group, the Nonemployee Directors as a group, each nominee for election as Director, and all employees, who are not executive officers, as a group:


                                                                           NUMBER OF SHARES
                                                                          UNDERLYING OPTIONS
    NAME AND POSITION                                                   GRANTED IN FISCAL 1995
    -----------------                                                   ----------------------
    Paul J. Schmitt.....................................................          50,000
      Chief Executive Officer,
      President and Chairman of the Board
    Dr. Leif Modeweg....................................................          50,000
      President, Pharmakon Research International,
      Vice President
    John G. Cooper......................................................          50,000
      Senior Vice President, Chief Financial Officer,
      Treasurer and Secretary (1)
    John K. Clarke......................................................          31,000
      Director Nominee
    Desmond H. O'Connell, Jr............................................          31,000
      Director Nominee
    Executive Group.....................................................         150,000
    Non-Executive Director Group........................................         153,000
    Non-Executive-Officer Employee Group................................         209,475
    Consultants.........................................................          30,000


---------------

(1) On May 29, 1996, Mr. Cooper was elected as Senior Vice President of the Company. Prior to such time, Mr. Cooper had been Vice President of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENTS TO AND GRANTS UNDER THE 1991 PLAN IDENTIFIED IN THIS PROPOSAL 4.

           PROPOSAL 5: APPROVAL OF ADOPTION OF 1996 STOCK OPTION PLAN

GENERAL

     The Board of Directors has approved, subject to the further approval of the stockholders of the Company, adoption of the Company's 1996 Stock Option Plan (the "1996 Plan") with an aggregate of 350,000 shares of Common Stock which may be sold upon exercise of stock options granted under the 1996 Plan. Upon stockholder approval of the adoption of the 1996 Plan, the automatic grant of options to Nonemployee Directors under the 1996 Plan will replace the automatic grant of options to Nonemployee Directors under the 1991 Plan and no new options will be granted to Nonemployee Directors under the 1991 Plan thereafter. Options outstanding under the 1991 Plan, however, will remain subject to the terms and conditions of the 1991 Plan. See "APPROVAL OF AMENDMENTS TO 1991 STOCK OPTION PLAN."

     The Company recognizes the importance of attracting and retaining outstanding individuals as officers, key employees and consultants, and of stimulating the active interest of these persons in the development and financial success of the Company. The Board of Directors believes that the 1996 Plan is a significant factor in furtherance of these objectives and intends, through the 1996 Plan, to furnish incentives to officers, employees and consultants to increase the Company's profits by providing such persons with opportunities to acquire shares of the Common Stock of the Company on advantageous terms. In light of the competitive industry in which the Company participates, the Board of Directors believes the 1996 Plan is a particularly important factor in the Company's overall compensation program and in attracting and retaining officers, key employees and consultants. In addition, in connection with the Proposed Transaction, the Board of Directors believes that it is appropriate to have options available to grant to officers, key employees and consultants of the BioClin Group following the Closing. The following summary of the 1996 Plan is qualified in its entirety by reference to the 1996 Plan, attached hereto as Appendix G.

     Officers and key employees of, as well as consultants whose services have been retained by, the Company and its subsidiaries, which presently consist of approximately 280 individuals, are eligible to receive stock options under the 1996 Plan. The purpose of the 1996 Plan is to attract and retain outstanding individuals as officers, key employees and consultants of the Company and its subsidiaries, and to furnish incentives to such persons to increase the Company's profits by providing them opportunities to acquire shares of Common Stock of the Company on advantageous terms. The 1996 Plan will be administered by the Compensation Committee of the Board of Directors, consisting of Dr. Treu and Messrs. Clarke and O'Connell (who are each "Non-Employee Directors" as defined in Rule 16b-3 under the Exchange Act) which determines the terms and conditions of stock options issued under the 1996 Plan, amounts of benefits granted, and the officers, key employees and consultants who shall receive them. Options granted under the 1996 Plan may be: (i) options that are intended to qualify under particular provisions of the Code, as in effect from time to time;
(ii) options that are not intended to so qualify; or (iii) combinations of the foregoing; provided, however, that options that are intended to qualify under the Code may not be granted to consultants under the 1996 Plan.

     The 1996 Plan authorizes the granting of options to purchase up to an aggregate of 350,000 shares of the Company's Common Stock. Option agreements evidencing the grant of options are required to specify an option price which may be less than, equal to or greater than the fair market value of shares of Common Stock of the Company on the date of grant. Historically, under the 1991 Plan, the Company's practice has been to specify that the option price is equal to the closing price of the underlying shares of Common Stock on the date of grant. Under the 1991 Plan, to date, the Company has not granted options at a price less than the closing price of the underlying shares of Common Stock on the date of grant.

     Option agreements must also specify the methods of payment of the option price, which may be: (i) in cash or by check acceptable to the Company; (ii) by delivery of Common Stock of the Company already owned by the optionee having a fair value at the time of exercise equal to the total option price; or (iii) a combination of such methods of payment. Any option may provide for deferred payment of the option price from the proceeds of the sale through a bank or broker of some or all of the shares of stock to which the exercise relates. No stock option granted under the 1996 Plan may be exercised more than ten years from the date of grant. Outstanding options are subject to adjustment in specified events, such as stock dividends, stock splits, recapitalizations and mergers, and the number of shares authorized by the 1996 Plan is subject to adjustment in those events. In the case of such events, options may be required to be surrendered in exchange for alternative consideration as the Board of Directors deems appropriate. In addition, with the consent of the affected optionee, the Board of Directors may cancel any option granted under the 1996 Plan and, in replacement thereof, grant new options for any number of shares and at any option price as it deems advisable.

     The 1996 Plan provides that under no circumstances may any particular optionee be granted options with respect to more than 150,000 shares during any three year period. In addition, the Code requires that the aggregate fair market value (determined at the time the options are granted) of stock with respect to which "incentive stock options" are exercisable for the first time by any one employee during any calendar year not exceed a total of $100,000.

     The 1996 Plan may be amended by the Board of Directors of the Company without stockholder approval; however, without stockholder approval, no such amendment may (i) increase the maximum number of shares of Common Stock available under the 1996 Plan or (ii) change the eligible participants under the 1996 Plan.


     Based on the closing price of the Company's Common Stock on NASDAQ on November 7, 1996, the market value of shares of Common Stock underlying the 350,000 options being authorized under the 1996 Plan would be $1,618,750.


NONEMPLOYEE DIRECTORS

     Nonemployee Directors will automatically be granted nonqualified stock options under the 1996 Plan as follows:

           (i) A nonqualified option to purchase 30,000 shares of the Company's Common Stock shall be granted to each Nonemployee Director on the date he or she is first elected or appointed to the Board of Directors on or after September 30, 1996.

           (ii) A nonqualified option to purchase 30,000 shares of Company's Stock shall be granted to each Nonemployee Director, in the case of Nonemployee Directors who are members of the Board of Directors prior to September 30, 1996, every three fiscal years subsequent to the last grant to such Nonemployee Director pursuant to the 1991 Plan on the anniversary date of such grant, and in the case of Nonemployee Directors who became members of the Board of Directors on or after September 30, 1996, every three years subsequent to the date of his or her initial grant of 30,000 shares pursuant to Paragraph 8(a)(i) on the anniversary date of such initial grant.

          (iii) Immediately following the fifth annual meeting of the Company's stockholders that is held following the commencement of his or her continuous service as a Nonemployee Director, a nonqualified option to purchase 7,000 shares of the Company's Common Stock shall be granted to each Nonemployee Director whose fifth anniversary of continuous service as a Nonemployee Director occurs at any time following such annual meeting.

Such grants to Nonemployee Directors must be evidenced by an agreement substantially in the form of Exhibit A to the 1996 Plan, which is attached hereto as Appendix G. The option price of such grants to Nonemployee Directors shall equal the closing price of the Common Stock on NASDAQ on the date of grant. The adjustment and substitution provisions described above under "-- General" also apply to such grants to Nonemployee Directors. However, the cancellation provisions described above under "-- General" do not apply to such grants to Nonemployee Directors.

     The following table sets forth information with respect to grants of options pursuant to the 1996 Plan that would have been made during fiscal 1995 had the 1996 Plan been in effect in fiscal 1995 to the Named

Executive Officers, the executive officers of the Company as a group, the Nonemployee Directors as a group, each nominee for election as Director, and all employees, who are not executive officers, as a group:


                                                                           NUMBER OF SHARES
                                                                          UNDERLYING OPTIONS
    NAME AND POSITION                                                   GRANTED IN FISCAL 1995
    -----------------                                                   ----------------------
    Paul J. Schmitt.....................................................              --
      Chief Executive Officer,
      President and Chairman of the Board
    Dr. Lief Modeweg....................................................              --
      President, Pharmakon Research International,
      Vice President
    John G. Cooper......................................................              --
      Senior Vice President, Chief Financial Officer,
      Treasurer and Secretary (1)
    John K. Clarke......................................................              --
      Director Nominee
    Desmond H. O'Connell, Jr............................................              --
      Director Nominee
    Executive Group.....................................................              --
    Non-Executive Director Group........................................              --
    Non Executive-Officer Employee Group................................              --
    Consultants.........................................................              --


---------------

(1) On May 29, 1996, Mr. Cooper was elected as Senior Vice President of the Company. Prior to such time, Mr. Cooper had been Vice President of the Company.

FEDERAL INCOME TAX CONSEQUENCES FOR 1991 PLAN AND 1996 PLAN

     The following is a brief summary of certain of the federal income tax consequences to individuals receiving grants of options under either the 1991 Plan or the 1996 Plan. The following summary is based upon federal income tax laws in effect on September 1, 1996 and is not intended to be complete or to describe any state or local tax consequences.

     Non-Qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted, (ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss), depending on the holding period.

     Special Rules Applicable to Officers and Nonemployee Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or Nonemployee Director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or Nonemployee Director may differ from the tax consequences described above. In these circumstances, unless an election under Section 83(b) of the Code has been made, the principal difference (in cases where the officer or Nonemployee Director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or Nonemployee Director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

     Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the participant's employer or entity for which the participant performs services should be entitled to a corresponding deduction, provided, among other things, such income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of
Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE 1996 STOCK OPTION PLAN.

                   PROPOSAL 6: RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors recommends a vote for ratification of appointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Company and certain of its subsidiaries to audit the books and accounts for the Company and certain of its subsidiaries for the year ended December 31, 1996. It is expected that representatives of KPMG Peat Marwick LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL 6.

                     SUBMISSION OF STOCKHOLDERS' PROPOSALS


     Proposals of stockholders intended to be eligible for inclusion in the Company's proxy statement and proxy card relating to the Company's next annual meeting should be received at the Company's executive offices on or before December 16, 1996. Such proposals should be submitted by certified mail, return receipt requested.


                                 OTHER BUSINESS

     It is not anticipated that any other matters will be brought before the Annual Meeting for action; however, if any such other matters shall properly come before the Annual Meeting or any adjournments or postponements thereof, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                                          /s/ Paul J. Schmitt
                                          President, Chief Executive Officer,
                                          and Chairman of the Board of Directors

Raritan, New Jersey

November 11, 1996


     IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. PLEASE PROMPTLY FILL OUT, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      FINANCIAL STATEMENTS -- THE COMPANY

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
DNX Corporation:

     We have audited the accompanying consolidated balance sheets of DNX Corporation and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of Nextran (a 30 percent owned investee general partnership) as of and for the year ended December 31, 1994. The Company's investment in Nextran at December 31, 1995 and 1994 was none and $3,844,000, respectively, and its equity in the loss of Nextran was $2,700,000 and $1,329,000 for 1995 and 1994, respectively. The financial statements of Nextran were audited by other auditors in 1994 whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Nextran in 1994, is based solely on the report of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors in 1994 provide a reasonable basis for our opinion.

     In our opinion, based on our audits and the report of the other auditors in 1994, the consolidated financial statements referred to above present fairly, in all materials respects, the financial position of DNX Corporation and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.


                                          KPMG PEAT MARWICK LLP



Princeton, New Jersey

February 22, 1996

                        DNX CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1995 AND 1994

               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                           1995         1994
                                                                         --------     --------
ASSETS
Current assets
  Cash and cash equivalents............................................  $ 20,042        4,404
  Short-term investments...............................................     1,001           --
  Trade accounts receivable, net (note 2)..............................     7,662        6,888
  Prepaid expenses and other current assets (note 3)...................     1,351          993
                                                                         --------     --------
     Total current assets..............................................    30,056       12,285
Property, plant and equipment, net (notes 5 and 9).....................    16,935       17,585
Investment in Nextran (note 6).........................................        --        3,844
Intangible assets, net (note 7)........................................     1,035          991
Other assets...........................................................        44           44
Restricted cash (note 9)...............................................       777        1,724
                                                                         --------     --------
                                                                         $ 48,847       36,473
                                                                         ========     ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term borrowings (note 8).......................................     1,399           --
  Current portion of long-term debt (note 9)...........................       744          784
  Accounts payable.....................................................     2,100        2,072
  Accrued expenses (notes 3 and 4).....................................     2,992        4,729
  Deferred revenue.....................................................     3,456        3,584
                                                                         --------     --------
     Total current liabilities.........................................    10,691       11,169
Long-term debt, excluding current portion (note 9).....................     7,830        8,502
Deferred income taxes (note 13)........................................     2,045        1,921
Other liabilities (notes 4 and 15).....................................       948        1,180
                                                                         --------     --------
     Total liabilities.................................................    21,514       22,772
                                                                         --------     --------
Stockholders' equity (notes 10 and 11):
  Serial preferred stock, $.01 par value, 5,000,000 shares authorized;
     no shares issued and outstanding..................................        --           --
  Common stock, $.01 par value, 20,000,000 shares authorized; issued
     and outstanding 8,606,194 in 1995 and 8,456,383 in 1994...........        86           85
  Additional paid-in capital...........................................    57,000       56,820
  Deferred compensation................................................        --         (104)
  Translation adjustment...............................................     1,095          314
  Accumulated deficit..................................................   (30,848)     (43,414)
                                                                         --------     --------
     Total stockholders' equity........................................    27,333       13,701
                                                                         --------     --------
Commitments and contingencies (notes 14 and 15)........................  $ 48,847       36,473
                                                                         ========     ========

See accompanying notes to consolidated financial statements.

                        DNX CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                    (IN THOUSANDS EXPECT PER SHARE AMOUNTS)


                                                                1995        1994         1993
                                                              --------     -------     --------
Revenues:
  Commercial services.......................................  $ 24,396      25,775       23,077
  License fees and other contracts (note 12)................       927         754          642
                                                              --------     -------     --------
                                                                25,323      26,529       23,719
                                                              --------     -------     --------
Operating expenses:
  Cost of commercial services...............................    21,323      19,981       17,902
  Research and development (notes 1 and 12).................     1,095       4,359       11,134
  General, administrative and marketing.....................     5,506       7,237        7,247
  Special charge (note 4)...................................        --          --        7,095
                                                              --------     -------     --------
                                                                27,924      31,577       43,378
                                                              --------     -------     --------
     Loss from operations...................................    (2,601)     (5,048)     (19,659)
                                                              --------     -------     --------
Other income (expense):
  Interest income...........................................       563         453          757
  Interest expense (note 9).................................      (815)       (676)        (524)
  Other (note 14)...........................................       562         253          (13)
                                                              --------     -------     --------
                                                                   310          30          220
                                                              --------     -------     --------
  Loss before equity in net loss of Nextran, gain
     on sale of Nextran and income taxes....................    (2,291)     (5,018)     (19,439)
Equity in net loss of Nextran (note 6)......................     2,700       1,329           --
Gain on sale of Nextran, net of taxes of $200 (note 6)......    17,266          --           --
Income tax expense (benefit) (note 13)......................      (291)        332          (50)
                                                              --------     -------     --------
     Net income (loss)......................................  $ 12,566      (6,679)     (19,389)
                                                              ========     =======     ========
Earnings (loss) per common and common equivalent share......  $   1.39       (0.76)       (2.23)
                                                              ========     =======     ========
Shares used in computing per share amounts..................     9,042       8,755        8,700
                                                              ========     =======     ========


See accompanying notes to consolidated financial statements.

                        DNX CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                      (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                ADDITIONAL                                                  TOTAL
                                      COMMON     PAID-IN       DEFERRED     TRANSLATION   ACCUMULATED   STOCKHOLDERS'
                                       STOCK     CAPITAL     COMPENSATION   ADJUSTMENT      DEFICIT        EQUITY
                                      -------   ----------   ------------   -----------   -----------   -------------
Balance, December 31, 1992..........  $   83      56,555          (821)            --       (17,346)        38,471
  Issuance of 14,918 shares of
    common stock upon exercise of
    stock options (note 11).........      --           9            --             --            --              9
  Issuance of 31,504 shares of
    common stock pursuant to 401(k)
    plan (note 15)..................       1         131            --             --            --            132
  Amortization of deferred
    compensation (note 11)..........      --          --           300             --            --            300
  Adjustment to deferred
    compensation (note 11)..........      --         (56)           56             --            --             --
  Translation adjustment............      --          --            --           (644)           --           (644)
  Net loss..........................      --          --            --             --       (19,389)       (19,389)
                                      -------   ----------   ------------   -----------   -----------   -------------
Balance, December 31, 1993..........      84      56,639          (465)          (644)      (36,735)        18,879
  Issuance of 49,319 shares of
    common stock upon exercise of
    stock options (note 11).........       1          37            --             --            --             38
  Issuance of 30,977 shares of
    common stock pursuant to 401(k)
    plan (note 15)..................      --         134            --             --            --            134
  Issuance of warrants (note 10)....      --          40            --             --            --             40
  Amortization of deferred
    compensation (note 11)..........      --          --           331             --            --            331
  Adjustment to deferred
    compensation (note 11)..........      --         (30)           30             --            --             --
  Translation adjustment............      --          --            --            958            --            958
  Net loss..........................      --          --            --             --        (6,679)        (6,679)
                                      -------   ----------   ------------   -----------   -----------   -------------
Balance, December 31, 1994..........      85      56,820          (104)           314       (43,414)        13,701
  Issuance of 135,248 shares of
    common stock upon exercise of
    stock options (note 11).........       1         124            --             --            --            125
  Issuance of 14,563 shares of
    common stock pursuant to 401(k)
    plan (note 15)..................      --          56            --             --            --             56
  Amortization of deferred
    compensation (note 11)..........      --          --           104             --            --            104
  Translation adjustment............      --          --            --            781            --            781
  Net income........................      --          --            --             --        12,566         12,566
                                      -------   ----------   ------------   -----------   -----------   -------------
Balance, December 31, 1995..........  $   86      57,000            --          1,095       (30,848)        27,333
                                      ========  =========    ============   ==========    ===========   ============

See accompanying notes to consolidated financial statements.

                        DNX CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                 (IN THOUSANDS)



                                                                          1995        1994         1993
                                                                        --------     -------     --------
Cash flows from operating activities:
  Net income (loss)...................................................  $ 12,566      (6,679)     (19,389)
  Adjustments to reconcile net income (loss) to net cash used in operating activities:
    Non-cash items:
      Depreciation and amortization...................................     2,674       3,292        3,446
      Deferred income tax expense (benefit)...........................      (291)         12         (216)
      Non-cash portion of special charge..............................        --          --        5,968
      Loss on disposal of property, plant and equipment...............        43          18           71
      Loss on write-off of intangible assets..........................        --          --           70
      Amortization of premium on short and long-term investments......        54          97          454
      Non-cash charges................................................        56         173          132
      Equity in net loss of Nextran...................................     2,700       1,329           --
      Gain on sale of partnership interest in Nextran.................   (17,266)         --           --
    Change in operating assets and liabilities:
      Increase in accounts receivable, net............................      (408)     (1,010)        (894)
      (Increase) decrease in prepaid expenses and other current
         assets.......................................................        79       1,035         (552)
      Decrease in other assets........................................        --          46          421
      Increase (decrease) in accounts payable.........................       (99)     (1,053)         857
      Increase (decrease) in accrued expenses.........................    (1,895)        814          (99)
      Increase (decrease) in deferred revenue.........................      (384)        476        1,226
      Increase (decrease) in other liabilities........................        10        (713)         429
                                                                        --------     -------     --------
         Net cash used in operating activities........................    (2,161)     (2,163)      (8,076)
                                                                        --------     -------     --------
Cash flows from investing activities:
  Investment in Nextran including out-of-pocket expenses..............        --      (2,822)          --
  (Increase) decrease in restricted cash..............................       947        (294)      (1,420)
  Purchases of property, plant and equipment..........................      (848)     (2,959)      (8,935)
  Proceeds from disposal of property, plant and equipment.............         6          52            5
  Purchases of intangible assets......................................       (18)        (31)        (111)
  Purchases of investments............................................    (2,055)         --       (9,314)
  Proceeds from maturities of investments.............................     1,000       6,006       21,230
  Proceeds from sale of partnership interest in Nextran...............    18,000          --           --
                                                                        --------     -------     --------
         Net cash provided by (used in) investing activities..........    17,032         (48)       1,455
                                                                        --------     -------     --------
Cash flows from financing activities:
  Proceeds from short-term borrowings.................................     1,416          --           --
  Proceeds from borrowings of long-term debt..........................        --       2,796        3,358
  Principal payments on long-term debt................................      (719)     (3,350)        (686)
  Proceeds from stock options exercised and warrants issued...........       125          39            9
                                                                        --------     -------     --------
         Net cash provided by (used in) financing activities..........       822        (515)       2,681
                                                                        --------     -------     --------
Effect of exchange rate changes on cash...............................       (55)        (47)         (84)
                                                                        --------     -------     --------
Increase (decrease) in cash and cash equivalents......................    15,638      (2,773)      (4,024)
Cash and cash equivalents, beginning of year..........................     4,404       7,177       11,201
                                                                        --------     -------     --------
Cash and cash equivalents, end of year................................  $ 20,042       4,404        7,177
                                                                        ========     =======     ========
Supplemental disclosure of cash flow information
    Cash paid during the year for:
      Interest........................................................  $    793         814          451
      Income taxes....................................................     1,030          29          157
                                                                        ========     =======     ========



---------------

Non-cash investing and financing activities:

    In connection with the formation of Nextran in 1994, the Company transferred net assets (excluding cash) of $2,400 to Nextran (note 6).


    In 1993, the Company entered into capital lease obligations for laboratory equipment in the amount of $192 (note 14).


    In 1995, the Company entered into capital lease obligations for laboratory equipment in the amount of $60 (note 14).


See accompanying notes to consolidated financial statements.

                        DNX CORPORATION AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                        DECEMBER 31, 1995, 1994 AND 1993


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization:

     DNX Corporation, a Delaware corporation (the Company) is a contract research organization whose principal activities consist of preclinical drug development services conducted through its two wholly-owned subsidiaries, Pharmakon Research International, Inc. (Pharmakon) and DNX Biotherapeutics, Inc., currently doing business as DNX Transgenics, (DNX Biotherapeutics, together with Pharmakon, the Subsidiaries).

     Pharmakon provides preclinical drug development services, including in vitro and in vivo toxicological, pharmacological and pharmacokinetics testing services, to the pharmaceutical, biotechnology, chemical and other industries through its United States operations and its European subsidiary, Pharmakon Europe (Pharmakon Europe). DNX Transgenics utilizes its expertise and proprietary technological position in transgenic animal technology by providing specialty drug development services via the development of laboratory animal models that more closely mimic human biological processes than do conventional laboratory animal models for use in in vivo testing for drug discovery and development for the pharmaceutical, biotechnology and medical communities. The Company also grants sublicenses of its proprietary DNA Microinjection technology.

     On August 29, 1994, DNX Biotherapeutics and Baxter Transplant Holdings, Inc. (Holdings), a wholly-owned subsidiary of Baxter Healthcare Corporation (Baxter), which is a subsidiary of Baxter International, Inc., entered into a Joint Venture Agreement (the Joint Venture Agreement). Under the Joint Venture Agreement, DNX Biotherapeutics and Holdings formed Nextran (Nextran), a Delaware general partnership dedicated to the commercialization of innovative technologies, products and services developed to improve the success and increase the availability of organ transplantation, in which DNX Biotherapeutics had a 30% partnership interest and Holdings had a 70% partnership interest. Pursuant to the terms of the Purchase Agreement, dated September 22, 1995, as amended, DNX Biotherapeutics consummated the sale of its 30% partnership interest in Nextran to Transplant Acquisition Inc. (Acquisition), a wholly-owned subsidiary of Baxter, for a cash purchase price of $18 million (note 6).

  Principles of consolidation:

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

  Investment in Nextran:

     The Company's investment in Nextran was accounted for under the equity method. The excess of the Company's proportionate share of Nextran's net assets over the cost of the investment at inception was being amortized over a three year period. As a result of the sale of its partnership interest in Nextran, the Company will no longer record a share of Nextran's financial results of operations in its consolidated financial statements, subsequent to September 30, 1995.

  Revenue recognition:

     Revenues from commercial services are generally recognized in accordance with the terms of the contract and in the periods in which the related services have been rendered and the related costs incurred. Costs of commercial services revenues include payroll, research animals, laboratory supplies and facility and equipment costs and are expensed currently when incurred or used. Funds received that relate to future performance under such commercial services are deferred and recognized as revenue in the period when earned.

                        DNX CORPORATION AND SUBSIDIARIES

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Revenue from other contracts, primarily cost plus fixed-fee government contracts, is recognized in the period in which the related services have been rendered and costs incurred.

     Revenue from license fees is recognized upon issuance or renewal of technology licenses. Additionally, sublicenses of the Company's proprietary DNA Microinjection technology entitle the Company to receive additional revenues consisting of royalties and milestone payments, which amounts are recognized as revenue when received. To date, no material revenues have been received from royalties and milestone payments.

  Research and development:

     All research and development costs are charged to operations as incurred.

     Costs incurred under government funded research and development contracts aggregated approximately $173,000, $392,000 and $317,000, during the years ended December 31, 1995, 1994 and 1993, respectively.

  Cash and cash equivalents and short-term investments:

     The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash equivalents consist primarily of money market funds, corporate obligations and U.S. Government obligations and are carried at cost, which approximates market value. Short-term investments consist primarily of U.S. Government and corporate obligations which mature in 1996. The Company has both the intent and ability to hold its investments until maturity, and accordingly, all investments are carried at amortized cost. At December 31, 1995, the market value of the Company's short-term investments amounted to $1,001,000.

     The Company adopted Statement of Financial Accounting Standards No. 115 Accounting for Certain Investments in Debt and Equity Securities (FAS 115) as of January 1, 1994. Adoption of FAS 115 had no material effect on the Company's consolidated financial position or results of operations.

  Concentration of credit risks:

     The Company invests its excess cash in deposits with major financial institutions, money market funds and notes issued by the U.S. Government and companies with strong credit ratings. The Company has established guidelines relating to diversification and maturities that maintain safety and liquidity. To date, the Company has not experienced any losses on its cash equivalents and short-term investments.

     The Company extends unsecured trade credit in connection with its commercial services to a diversified customer base comprised of both foreign and domestic entities, most of which are concentrated in the pharmaceutical, biotechnology and chemical industries.

  Property, plant and equipment:

     Major additions and replacements of assets are capitalized at cost. Maintenance, repairs and minor replacements are expensed as incurred. Property, plant and equipment are depreciated using the straight-line method over the following periods: buildings and improvements -- twenty to forty years; laboratory equipment -- five to seven years; and vehicles, office equipment, furniture, computer equipment and software -- three to seven years. Leasehold improvements are amortized using the straight-line method over the estimated useful life of the asset or the lease term, whichever is shorter. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is credited or charged to operations. Equipment leased under capital leases is capitalized with corresponding payment obligations recorded in current and long-term debt.

                        DNX CORPORATION AND SUBSIDIARIES

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  Intangible assets:


     Costs in excess of net assets acquired are capitalized and are being amortized on a straight-line basis over twenty years.

     Costs incurred in filing for patents are capitalized. Capitalized costs related to unsuccessful patent applications are expensed when it becomes determinable that such applications will be rejected. Capitalized costs related to successful patent applications are amortized on a straight-line basis over a period not to exceed seventeen years or the remaining life of the patent, whichever is shorter.

  Earnings (loss) per share:

     Earnings (loss) per common and common equivalent share is computed based upon the weighted average number of common shares outstanding during the periods plus, when their effect is dilutive, common stock equivalents consisting of certain shares subject to stock options and warrants. Common and common equivalent shares issued during the twelve-month period prior to the filing of the initial public offering in December 1991 have been included in the calculation as if they were outstanding for all periods presented, in accordance with Securities and Exchange Commission (SEC) Staff Accounting Bulletin 83, even when their effect is antidilutive. Primary and fully diluted earnings (loss) per share are the same.

  Exchange rate fluctuations and foreign currency translation:

     The Company's consolidated financial statements are denominated in U.S. dollars and, accordingly, changes in the exchange rate between the French Franc and the U.S. dollar will affect the translation of Pharmakon Europe's financial results into U.S. dollars for purposes of reporting the Company's consolidated financial results, and also affect the U.S. dollar amounts actually received by the Company from such subsidiary. Based on the assumption that Pharmakon Europe continues to represent a significant portion of the business of the Company, the depreciation of the U.S. dollar against the French Franc would have a favorable impact on the Company's revenues and an unfavorable impact on the Company's operating expenses due to the effect of such currency translation on Pharmakon Europe's operating results; however, the appreciation of the U.S. dollar against the French Franc would have an unfavorable impact on the Company's revenues and a favorable impact on the Company's operating expenses. The Company does not hedge its currency translation exposure.

     Contracts between Pharmakon Europe and its clients are generally denominated in French Francs. Because substantially all of Pharmakon Europe's expenses, such as salaries, services, materials and supplies, are paid in French Francs, its expenses are not materially affected by fluctuations in exchange rates. However, given that many of Pharmakon Europe's clients and competitors are located outside of France, exchange rate fluctuations may materially impact contract prices and therefore may materially impact the results of operations of Pharmakon Europe and the Company.

     As a result of the acquisition of Pharmakon Europe, the percentage of the Company's total revenues recorded in French Francs has become significant. For the years ended December 31, 1995, 1994 and 1993, Pharmakon Europe has accounted for 69%, 70% and 65% of the Company's revenues, respectively.

     The financial statements of Pharmakon Europe are translated into U.S. dollars in accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation." Substantially all assets and liabilities are translated at year-end exchange rates and income and expense items are translated at an average exchange rate. Exchange adjustments resulting from foreign currency transactions are generally recognized in operations, whereas adjustments resulting from the translation of financial statements are reflected as a separate component of stockholders' equity. Net foreign currency transaction gains or losses were not material in any of the years presented.

                        DNX CORPORATION AND SUBSIDIARIES

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Use of estimates:

     The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Stock-based compensation:

     In October 1995, the FASB issued Statement 123, "Accounting for Stock-based Compensation" (SFAS 123). SFAS 123 presents companies with the alternative of retaining the current accounting for stock-based compensation or adopting a new accounting method based on the estimated fair value of equity instruments granted during the year. Companies that do not adopt the fair value based method of accounting will be required to adopt the disclosure provisions of SFAS 123 for the year ending December 31, 1996. The Company expects to continue applying its current accounting principles and upon adoption in 1996 will present the required footnote disclosure.

  Reclassification:

     Certain amounts contained in the 1994 and 1993 consolidated financial statements have been reclassified to conform to the 1995 presentation.

(2) TRADE ACCOUNTS RECEIVABLE

     Trade accounts receivable as of December 31, 1995 and 1994 consist of the following:

                                                                          1995       1994
                                                                         ------     ------
                                                                          (IN THOUSANDS)
    Trade accounts receivable -- billed................................  $5,699      5,238
    Trade accounts receivable -- unbilled..............................   2,018      1,702
                                                                         ------     ------
                                                                          7,717      6,940
    Less: allowance for doubtful accounts..............................      55         52
                                                                         ------     ------
                                                                         $7,662      6,888
                                                                         ======     ======

     Trade accounts receivable -- unbilled relates to revenues earned on commercial services when the related services have been rendered and costs incurred, but which were not billed to the customer as of the end of the reporting period. At December 31, 1995, there are no prerequisites for billing such unbilled trade accounts receivable.

                        DNX CORPORATION AND SUBSIDIARIES

(3) SUPPLEMENTAL BALANCE SHEET INFORMATION


     Prepaid expenses and other current assets as of December 31, 1995 and 1994 consist of the following:

                                                                          1995       1994
                                                                         ------     ------
                                                                         (IN THOUSANDS)
    Prepaid expenses...................................................  $  221        337
    Deferred income taxes (note 13)....................................     329         72
    Accrued interest and other receivables.............................     118        107
    Inventory..........................................................     169        203
    Other current assets...............................................     514        274
                                                                         ------     ------
                                                                         $1,351        993
                                                                         ======     ======

     Accrued expenses as of December 31, 1995 and 1994 consist of the following:

                                                                          1995       1994
                                                                         ------     ------
                                                                         (IN THOUSANDS)
    Facilities costs...................................................  $  161        671
    Payroll and fringe benefits........................................   1,799      2,106
    Professional fees..................................................      51        123
    French value-added and income taxes................................     453        834
    Costs related to the curtailment of the blood substitute program
      (note 4).........................................................      --        262
    Other..............................................................     528        733
                                                                         ------     ------
                                                                         $2,992      4,729
                                                                         ======     ======

(4) SPECIAL CHARGE

     In 1993, the Company initiated a plan to curtail research and development efforts on its hemoglobin-based blood substitute program and thereby downsized and reorganized its DNX Biotherapeutics operations. In accordance with this decision, the Company recorded a special charge of $7,095,000, or $.82 per share, which included $706,000 for severance-related costs, $1,736,000 for future rents and related obligations on vacated facilities, net of anticipated recoveries, $4,376,000 for the write-down of equipment and leasehold improvements to net realizable values and $277,000 for other related costs. As of December 31, 1995, all liabilities previously accrued for in connection with this special charge have been satisfied.

(5) PROPERTY, PLANT AND EQUIPMENT

     A summary of property, plant and equipment as of December 31, 1995 and 1994 is as follows:

                                                                        1995        1994
                                                                       -------     -------
                                                                       (IN THOUSANDS)
    Land.............................................................  $   557         525
    Buildings and improvements.......................................   12,761      11,881
    Leasehold improvements...........................................      294         281
    Laboratory equipment.............................................    7,943       7,109
    Vehicles.........................................................       41          41
    Office equipment, furniture, computer equipment and software.....    2,648       2,306
                                                                       -------     -------
                                                                        24,244      22,143
    Less accumulated depreciation and amortization...................    7,309       4,558
                                                                       -------     -------
                                                                       $16,935      17,585
                                                                       =======     =======

                        DNX CORPORATION AND SUBSIDIARIES

(6) NEXTRAN

     On August 29, 1994, DNX Biotherapeutics entered into a Joint Venture Agreement with Holdings, a wholly-owned subsidiary of Baxter, which is a subsidiary of Baxter International, Inc. Under the Joint Venture Agreement, DNX Biotherapeutics and Holdings formed Nextran, a Delaware general partnership, in which DNX Biotherapeutics had a 30% partnership interest and Holdings had a 70% partnership interest.

     In connection with the formation of Nextran, the Company, DNX Biotherapeutics, Baxter and Holdings entered into an Asset Transfer Agreement dated August 29, 1994 (the "Transfer Agreement"), under which DNX Biotherapeutics contributed $2.5 million in cash and certain rights under patent licenses, research agreements, and other intangible assets related to its organ transplantation and blood substitute programs. In addition, DNX Biotherapeutics contributed laboratory and office space in Princeton, New Jersey, swine research facilities near Athens, Ohio and other related assets (collectively, the "DNX Assets"), with a book value of $2.4 million, to Nextran. Holdings contributed to Nextran $20 million in cash and certain rights under research and product marketing programs between Baxter and various third parties related to certain of its transplantation programs. Additionally, under the Transfer Agreement, Nextran assumed certain of DNX Biotherapeutics' liabilities associated with the organ transplantation and blood substitute programs, including the operating lease on the Princeton, New Jersey facility. DNX Biotherapeutics' cash contribution and the book value of the DNX Assets and the liabilities assumed by Nextran, plus expenses incurred by the Company in the formation of Nextran, aggregated $5.2 million.

     In accordance with the Services Agreement, dated August 29, 1994 by and between DNX Biotherapeutics and Nextran (the "Services Agreement"), the Company provides temporary services, consisting primarily of animal colony management and microinjection services, provided by certain of its technical employees, on an allocated cost basis under the Services Agreement. Similarly, on a temporary basis, Nextran provides DNX Biotherapeutics with lab and office space on an allocated cost basis under the Services Agreement. In addition, DNX Biotherapeutics receives a fee for providing Nextran the use of certain lab and office equipment.

     DNX Biotherapeutics consummated the sale of its 30% partnership interest in Nextran to Acquisition for a cash purchase price of $18 million. The disposition of the partnership interest was consummated pursuant to the terms of the Purchase Agreement, dated September 22, 1995, as amended, between the Company, DNX Biotherapeutics, Baxter and Acquisition. Although the Company has sold its partnership interest in Nextran, in the event that Nextran develops and commercializes hemoglobin blood substitutes using technologies licensed to Nextran by the Company, the Company will receive royalty income. Additionally, the Company remains obligated with respect to certain environmental representations and warranties which expire on August 27, 1997. Such representations and warranties are also limited by certain financial indemnification provisions.

     Prior to the sale of its partnership interest in Nextran, the Company recorded its share of Nextran's financial results of operations in its consolidated financial statements according to the equity method of accounting. As a result of the sale of its partnership interest in Nextran, the Company will no longer record a share of Nextran's financial results of operations in its consolidated financial statements, subsequent to September 30, 1995.

                        DNX CORPORATION AND SUBSIDIARIES

(6) NEXTRAN (CONTINUED)

     The Company's investment in Nextran, which was accounted for under the equity method, amounted to $3,844,000 at December 31, 1994, a reduction from the original investment of $5,173,000 as a result of the recording of the Company's share of Nextran's losses. As a result of the sale of its partnership interest in Nextran, the Company eliminated the remaining balance of the investment in Nextran from the balance sheet and recorded a non-recurring gain, net of expenses, income taxes and related accruals, of $17,266,000. The Company's share of Nextran's losses for the period ended September 30, 1995 and for the period from August 29, 1994 (inception) to December 31, 1994 are summarized below:

                                                                        1995        1994
                                                                       -------     -------
                                                                       (IN THOUSANDS)
      30% of Nextran's net loss......................................  $(3,600)     (1,729)
      Amortization of the excess of the Company's share of Nextran's underlying net assets over the cost of the investment at
         August 29, 1994 ($3,598,000)................................      900         400
                                                                       -------     -------
                                                                       $(2,700)     (1,329)
                                                                       =======     =======

(7) INTANGIBLE ASSETS

     Intangible assets consist of the following components at December 31, 1995 and 1994:

                                                                          1995       1994
                                                                         ------     ------
                                                                         (IN THOUSANDS)
    Costs in excess of net assets acquired.............................  $1,205      1,107
    Licensed technology................................................      61         61
    Patent application costs...........................................      40         22
                                                                         -------    -------
                                                                          1,306      1,190
    Less accumulated amortization......................................     271        199
                                                                         -------    -------
                                                                         $1,035        991
                                                                         =======    =======

(8) SHORT-TERM BORROWINGS


     Pharmakon Europe has lines of credit and overdraft privileges with French banks in the aggregate amount of 10.5 million French Francs ($2.1 million at the exchange rates in effect on December 31, 1995). At December 31, 1995, there were short-term borrowings outstanding under these facilities in the amount of 6.9 million French Francs ($1.4 million at the exchange rate in effect on December 31, 1995).

                        DNX CORPORATION AND SUBSIDIARIES

(9) LONG-TERM DEBT


     Long-term debt consists of the following components at December 31, 1995 and 1994:

                                                                          1995       1994
                                                                         ------     ------
                                                                         (IN THOUSANDS)
    Debt associated with the Pharmakon Europe acquisition:
      Promissory notes in the original principal amount of $7,000,000.
         Requires quarterly interest payments at the prime rate (8.5%
         as of December 31, 1995) and two annual principal payments,
         $500,000 and $1,500,000 which were paid in December 1993 and
         1994, respectively, plus a balloon payment of $5,000,000 due
         December 1997.................................................  $5,000      5,000
    Mortgage with a commercial bank, bearing interest at the prime rate
      plus 1 1/2%, due in monthly installments through 2009............   1,459      1,490
    Mortgage with a Pennsylvania state agency, bearing interest at 2%,
      due in monthly installments through 2009.........................   1,119      1,189
    Equipment line of credit...........................................     485      1,011
    Equipment loan with Pennsylvania state agency......................     397        463
    Obligation under capital lease (note 14)...........................     114        133
                                                                         ------     ------
                                                                          8,574      9,286
    Less: Current portion..............................................     744        784
                                                                         ------     ------
                                                                         $7,830      8,502
                                                                         ======     ======

     Future principal maturities of long-term debt at December 31, 1995 are as follows:

                                                                 (IN THOUSANDS)
                1996.........................................        $  744
                1997.........................................         5,240
                1998.........................................           221
                1999.........................................           224
                2000.........................................           236
                Thereafter...................................         1,909
                                                                     ------
                                                                     $8,574
                                                                     ======

     The promissory notes in the original principal amount of $7,000,000 issued by Pharmakon in the Pharmakon Europe acquisition are guaranteed by the Company and are secured by a pledge of Pharmakon Europe's common stock, the unsecured assets of Pharmakon, and an interest in any royalties derived by DNX Biotherapeutics under certain sublicense agreements. The promissory notes require prepayments in specified amounts upon the Company selling any of its shares of common stock of Pharmakon. Also, if the Company is reimbursed by the sellers of Pharmakon Europe for any losses suffered with respect to contractual representations and warranties made by the sellers, such reimbursement can be set-off against the principal balance on the promissory notes. The promissory notes contain various covenants, the most restrictive of which prohibit the payment of dividends by Pharmakon to the Company and the sale of any Pharmakon Europe assets that are not made in the ordinary course of business.

                        DNX CORPORATION AND SUBSIDIARIES

(9) LONG-TERM DEBT (CONTINUED)

     In connection with the construction of its new facility, Pharmakon secured
(i) a $1.5 million 15-year mortgage with a bank, which originally required cash collateral of $180,000, and (ii) a $1.2 million 15-year mortgage from a Pennsylvania agency, which required cash collateral of $450,000. These two loans are also secured by mortgages on the property acquired. As a result of achieving certain financial covenants, the cash collateral on the mortgage loan with the bank has been released. The cash collateral on the mortgage with the Pennsylvania agency is classified as restricted cash as of December 31, 1995. If the Company achieves certain financial milestones, this $450,000 of cash collateral will be released. Additionally, the favorable interest rate on the mortgage with the Pennsylvania agency is subject to change upon review by the agency of certain future conditions. As of December 31, 1995, the Company was in violation of one of the financial covenants on the mortgage loan with the bank, primarily as a result of $329,000 of expenses recorded in 1995 in association with cost reduction programs in Europe. This violation was waived by the bank.

     In March 1993, DNX Biotherapeutics obtained a $3.0 million debt financing facility from a bank in the form of an equipment line of credit which is guaranteed by the Company. In connection with the curtailment of the blood substitute program (note 4), DNX Biotherapeutics discontinued borrowings under this line of credit and is paying the principal balance of $485,000 outstanding on December 31, 1995 in monthly installments, with interest at the prime rate, through January 1997. In June 1995, the Company and the bank restructured certain terms of this loan and the bank released from collateral a certificate of deposit in the amount of $750,000, which had previously been classified as restricted cash. The loan is secured by a security interest in the equipment acquired and the payments due to the Company under the installment sale of certain equipment associated with the transfer of the lease obligation on the Plainsboro pilot plant facility. In connection with the formation of Nextran, the Company entered into a services/lease agreement whereby Nextran leases 49% of the equipment subject to this loan and makes monthly payments to the Company equal to Nextran's proportionate share of the monthly payment due under this loan based on the equipment.

     In May 1994, Pharmakon obtained a $500,000 equipment loan from a Pennsylvania agency secured by certain of the equipment required in connection with the expansion of Pharmakon's United States operations. The loan is payable in equal monthly installments, with interest at 3.5%, through June 2001. As of December 31, 1995 $288,000 of the proceeds from this equipment loan, plus accrued interest, remains in escrow and is classified as restricted cash. The funding period for this loan ended on December 31, 1995. These remaining proceeds will be returned to the Pennsylvania agency and the corresponding debt reduced in the first half of 1996.

(10) STOCKHOLDERS' EQUITY

  Warrants:

     In 1991, in conjunction with an equipment leasing agreement, a warrant to purchase 2,800 shares of Common Stock exercisable at $4.84 per share was granted to a lessor to the Company. This warrant is currently exercisable and expires in 2001.

     In 1994, in conjunction with a financial consulting and advisory arrangement, the Company issued a warrant to purchase 110,000 shares of Common Stock exercisable at $4.25 per share to the advisor. The warrant is currently exercisable and expires on December 31, 1996.

                        DNX CORPORATION AND SUBSIDIARIES

(11) STOCK OPTION PLANS

     The Company maintains two stock incentive plans, the 1988 Stock Plan and the 1991 Stock Option Plan (the Plans), which provide for the granting of options to officers, directors, employees and consultants at an option price which approximates the fair market value of such common shares at the date of grant as determined by the Board of Directors. The Plans provide for an aggregate of 2,110,250 options to be granted. The options are exercisable for a period of ten years after the date of grant and generally vest over a four-year period.

     A summary of activity under the Plans for the years ending December 31, 1995, 1994 and 1993 are as follows:

                                                                        COMMON STOCK OPTIONS
                                                                             OUTSTANDING
                                                                    -----------------------------
                                                                     SHARES       PRICE PER SHARE
                                                                    ---------     ---------------
Balance, December 31, 1992........................................  1,017,298       0.40 - 10.50
  Granted.........................................................    752,938       4.00 -  5.25
  Exercised.......................................................    (14,918)      0.40 -  2.50
  Canceled........................................................   (247,224)      0.40 -  6.50
                                                                    ---------
Balance, December 31, 1993........................................  1,508,094       0.40 - 10.50
  Granted.........................................................     67,425      3.875 -  4.75
  Exercised.......................................................    (49,319)      0.40 -  2.50
  Canceled........................................................   (233,857)      0.40 -  6.50
                                                                    ---------
Balance, December 31, 1994........................................  1,292,343       0.40 - 10.50
  Granted.........................................................    557,475       3.00 -  4.38
  Exercised.......................................................   (135,248)      0.40 -  2.50
  Canceled........................................................   (111,176)      0.40 -  6.25
                                                                    ---------
Balance, December 31, 1995........................................  1,603,394       0.40 - 10.50
                                                                    =========
Shares exercisable at December 31, 1995...........................    879,571
                                                                    =========

     For certain options granted prior to the Company's initial public offering in 1991, the Company recognized as deferred compensation the excess of the estimated fair value for accounting purposes of the common stock issuable upon exercise of such options over the aggregate exercise price of such options. Such deferred compensation aggregated $1,200,000 and is being amortized ratably over the four-year vesting period commencing October 1, 1991. Compensation expense recognized amounted to $104,000, $331,000 and $300,000 during 1995, 1994 and
1993, respectively. In addition, the transfer of certain employees to Nextran in 1994 (note 6), and employee terminations related to the curtailment of the blood substitute program in 1993 (note 4), resulted in certain of these options being forfeited. As a result, related deferred compensation of $30,000 and $56,000 was reduced and charged to additional paid-in capital in 1994 and 1993, respectively.

                        DNX CORPORATION AND SUBSIDIARIES

(12) GOVERNMENT CONTRACTS

     In 1990, the Company commenced working on a cost plus fixed fee services contract to serve as the National Transgenic Mouse Development Facility with the National Institute of Child Health and Human Development (NICHD) at a cost of $1,655,210 plus a fixed fee of 7%. Revenues recognized under this contract amounted to approximately $182,380, $422,000 and $275,000 during 1995, 1994 and 1993, respectively. This contract terminated on May 15, 1995.

     In 1993, the Company completed work on a cost plus fixed fee research and development contract with the National Institute of Environmental Health Sciences (NIEHS) at a cost of $1,663,710 plus a fixed fee of 6.9%. Revenues recognized under this contract amounted to approximately $49,000 during 1993.

(13) INCOME TAXES

     Income tax expense (benefit) attributable to the net income (loss) consists of the following during the years ended December 31, 1995, 1994 and 1993:

                                                               1995       1994       1993
                                                              ------     ------     ------
                                                                    (IN THOUSANDS)
    Current
      U.S. Federal..........................................  $  200         --         --
      State and local.......................................      --         --         56
      Foreign...............................................                320        110
                                                                ----       ----       ----
                                                                 200        320        166
                                                                ----       ----       ----
    Deferred
      U.S. Federal..........................................      --         --         --
      State and local.......................................      --         --         --
      Foreign...............................................    (291)        12       (216)
                                                                ----       ----       ----
                                                                (291)        12       (216)
                                                                ----       ----       ----
                                                              $  (91)       332        (50)
                                                                ====       ====       ====


     Income tax expense (benefit) attributable to the net income (loss) for the years ended December 31, 1995, 1994 and 1993 differed from the amounts computed by applying the U.S. federal income tax rate of 34 percent to the income (loss) before income tax expense (benefit) as a result of the following:


                                                              1995       1994        1993
                                                             ------     -------     -------
                                                                   (IN THOUSANDS)
    Computed "expected" income tax expense (benefit).......  $4,272      (2,158)     (6,609)
    Increase (reduction) in income taxes resulting from:
      Change in the beginning-of-the-year balance of the
         valuation allowance for Federal deferred tax
         assets allocated to income tax expense............  (4,173)      2,514       6,527
      Equity (income) loss in foreign subsidiary not
         (taxable) deductible for federal income tax
         purposes..........................................     310        (198)         36
      Foreign, state and local income taxes, net of federal
         income tax benefit................................    (291)        332         (69)
      Other, net...........................................    (209)       (158)         65
                                                             ------     -------     -------
                                                             $  (91)        332         (50)
                                                             ======     =======     =======

                        DNX CORPORATION AND SUBSIDIARIES

(13) INCOME TAXES (CONTINUED)

     The significant components of deferred income tax expense (benefit) attributable to net income (loss) from operations for 1995, 1994 and 1993 are as follows:

                                                              1995       1994        1993
                                                             ------     -------     -------
                                                                   (IN THOUSANDS)
    Deferred income tax expense (benefit) (exclusive of the
      effect of the component listed below)................  $3,875      (5,689)     (7,621)
    (Decrease) increase in beginning-of-the-year balance of
      the valuation allowance for deferred tax assets......  (4,166)      5,701       7,405
                                                             ------     -------     -------
                                                             $ (291)         12        (216)
                                                             ======     =======     =======

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1995 and 1994 are presented below:


                                                                        1995        1994
                                                                       -------     -------
                                                                         (IN THOUSANDS)
    Deferred tax assets:
      Retirement indemnities of Pharmakon Europe.....................  $   176         210
      Deferred compensation..........................................      376         335
      Investment in Nextran, due to difference in allocation of
         losses......................................................       --         176
      Other..........................................................      230           5
      Capitalized research and development costs.....................      543         635
      Plant and equipment, due to write-offs.........................    2,470       2,736
      Net operating loss carryforwards...............................    8,256      11,503
      Tax credit carryforward........................................    3,182       2,915
                                                                       -------     -------
              Total gross deferred tax assets........................   15,233      18,515
      Less valuations allowance......................................   13,735      17,901
                                                                       -------     -------
              Net deferred tax assets................................    1,498         614
                                                                       -------     -------
    Deferred tax liabilities:
      Plant and equipment, principally due to allocation of the
         Pharmakon Europe purchase price and differences in
         depreciation and capitalized interest.......................   (2,803)     (2,126)
      Accrued expenses...............................................     (253)       (337)
                                                                       -------     -------
              Total gross deferred liabilities.......................   (3,056)     (2,463)
                                                                       -------     -------
              Net deferred tax liability.............................  $(1,558)     (1,849)
                                                                       =======     =======


     The valuation allowance for deferred tax assets as of January 1, 1993 was $4,795,000. The net change in the total valuation allowance for the years ended December 31, 1995, 1994 and 1993 were (decreases) increases of ($4,166,000), $5,701,000 and $7,405,000, respectively.

     At December 31, 1995, the Company has net operating loss carryforwards for Federal and state income tax purposes of approximately $20,318,000 which are available to offset future Federal and state taxable income, if any, through 2009 and 2001, respectively.

     The Company also has research and development tax credit carryforwards of approximately $2,982,000 for federal income tax reporting purposes which are available to reduce federal income taxes, if any, through 2010. The Company has alternative minimum tax credit carryforwards of approximately $200,000 for federal income tax reporting purposes which are available to reduce federal income taxes, if any. These tax credits have an unlimited carryforward period.

                        DNX CORPORATION AND SUBSIDIARIES

(14) COMMITMENTS

     The Company leases office, laboratory facilities and equipment under various noncancellable operating and capital lease agreements. Assets recorded under capital leases as of December 31, 1995 and 1994 consist of the following:

                                                                            1995     1994
                                                                            ----     ----
                                                                            (IN THOUSANDS)
    Laboratory equipment..........................................          $291      213
    Less accumulated depreciation.................................           183       89
                                                                            ----     ----
                                                                            $108      124
                                                                            ====     ====

     Future minimum rental commitments for the next five years as of December 31, 1995 on the aforementioned operating and capital leases are as follows:

                                                                        CAPITAL     OPERATING
                                                                        LEASES       LEASES
                                                                        -------     ---------
                                                                            (IN THOUSANDS)
    1996..............................................................   $  91          288
    1997..............................................................      22          287
    1998..............................................................       8          252
    1999..............................................................      --          161
    2000..............................................................      --           --
    Thereafter........................................................      --           --
                                                                          ----         ----
      Total minimum lease payments....................................     121          988
                                                                                       ====
      Less amount representing interest...............................       7
                                                                          ----
      Present value of net minimum lease payments under capital
         leases.......................................................     114
      Less current portion of obligation under capital leases.........      86
                                                                          ----
      Obligation under capital leases, non-current portion............   $  28
                                                                          ====

     Rental expense aggregated $301,000, $528,000 and $1,066,000 in 1995, 1994 and 1993, respectively.

     In 1994, the Company reversed into income $300,000 which was previously an accrued liability, established in connection with the Company's curtailment of the blood substitute program for the estimated restoration costs of its Plainsboro pilot plant facility, when the Company was relieved of these obligations upon a new tenant assuming the lease for this facility without requiring restoration. In addition, in connection with this transaction, in January 1995 the Company sold certain equipment associated with the pilot plant to this new tenant for a total of $600,000 to be paid over 21 months.

     As part of the Pharmakon acquisition in 1991, the Company entered into a lease agreement with a stockholder, former officer and former board member of the Company to lease certain laboratory facilities occupied by Pharmakon. This lease agreement, expiring in August 1999, requires monthly rental payments of $19,167 and is being treated as an operating lease for financial statement reporting purposes.

                        DNX CORPORATION AND SUBSIDIARIES

(15) EMPLOYEE BENEFIT PLANS

     Retirement indemnities of Pharmakon Europe:

          Most retirement benefits in France are paid out under the auspices of a government-sponsored defined contribution retirement plan. Under the terms of labor agreements, however, employees are entitled to an additional lump sum payment at retirement provided they are still employed by Pharmakon Europe at their normal retirement date.

          Net periodic pension cost for 1995, 1994 and 1993 includes the following components:

                                                                      1995    1994    1993
                                                                      ----    ----    ----
                                                                         (IN THOUSANDS)
    Service costs-benefits earned during the period.................  $39      31      30
    Interest cost on projected benefit obligation...................   27      24      22
    Net amortization and deferral...................................   19      17      17
                                                                      ---     ---     ---
      Net periodic pension cost.....................................  $85      72      69
                                                                      ===     ===     ===

          The present value of benefit obligations and the funded status of Pharmakon Europe's retirement indemnities recognized in the Company's consolidated balance sheets as of December 31, 1995 and 1994 are as follows:

                                                                            1995     1994
                                                                            ----     ----
                                                                           (IN THOUSANDS)
    Actuarial present value of accumulated benefit obligations (no amounts
      are vested).........................................................  $470      232
    Additional amounts related to salary increases........................    10      200
                                                                            ----     ----
      Total projected benefit obligation..................................   480      432
    Plan assets at fair value.............................................    --       --
                                                                            ----     ----
      Accrued pension cost................................................  $480      432
                                                                            ====     ====

          Assumptions used in the actuarial computations for 1995, 1994 and 1993 are as follows:

                                                                      1995     1994     1993
                                                                      ----     ----     ----
                                                                          (IN THOUSANDS)
    Discount rate...................................................  6.0 %    6.0 %    6.5 %
    Rate of compensation increases..................................  3.0 %    3.0 %    3.5 %

  Profit-sharing of Pharmakon Europe:

     Profit-sharing is a requirement under French law. The payments are made to employees after a period of 5 years unless certain conditions are met and payment can be made earlier. During 1995, 1994 and 1993, profit sharing costs aggregated $0, $190,000 and $108,000, respectively.

                        DNX CORPORATION AND SUBSIDIARIES

(15) EMPLOYEE BENEFIT PLANS (CONTINUED)

  Savings Plan:


     The Company has an employee savings plan ("Savings Plan"), that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code. Under the Savings Plan, participating U.S. employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. Effective May 1, 1993, the company amended the Savings Plan to provide for a Company match of 50% of each employee's contributions with newly issued common stock of the Company. For the years ended December 31, 1995, 1994 and 1993, the Company issued 14,563, 30,977 and 31,504 shares of common stock, respectively, to participants in the savings plan. Charges to operations for the years ended December 31, 1995, 1994 and 1993 aggregated $56,000, $134,000 and $132,000, respectively, under this plan.


(16) BUSINESS SEGMENT INFORMATION

     The Company operates in two geographic areas. Information on the Company's geographic operations is set forth in the table below. Domestic operations in 1994 and 1993 include operating costs associated with the blood-substitute and organ transplantation programs.

                                                            1995        1994         1993
                                                           -------     -------     --------
                                                                   (IN THOUSANDS)
     Revenues:
       Domestic Operations...............................  $ 7,334       7,660        8,025
       European Operations...............................   17,463      18,567       15,375
       Corporate licensing...............................      526         302          319
                                                           -------     -------      -------
          Total revenues.................................  $25,323      26,529       23,719
                                                           =======     =======      =======
     Operating income (loss):
       Domestic operations...............................  $(1,105)     (4,061)     (17,034)
       European operations...............................     (600)      1,172          156
       General corporate.................................     (896)     (2,159)      (2,781)
                                                           -------     -------      -------
          Total operating loss...........................  $(2,601)     (5,048)     (19,659)
                                                           =======     =======      =======
     Identifiable assets:
       Domestic operations...............................  $ 8,198      12,547       10,650
       European operations...............................   19,872      19,183       18,019
       General corporate.................................   20,777       4,743       13,502
                                                           -------     -------      -------
          Total identifiable assets......................  $48,847      36,473       42,171
                                                           =======     =======      =======

     The Company operates through two subsidiaries, Pharmakon and DNX Biotherapeutics. Pharmakon provides preclinical drug development and safety assessment services to the pharmaceutical, biotechnology, chemical and other industries. DNX Biotherapeutics is engaged in the research, development and commercialization of products based primarily on/or employing transgenic animal technology for the pharmaceutical, biotechnology and medical communities. Prior to the formation of Nextran, these products included therapeutic products for solid organ transplantation. Business segment information is summarized in the table below. Pharmakon's operating income (loss) includes an allocation of research and development expenses and corporate services.

                        DNX CORPORATION AND SUBSIDIARIES

(16) BUSINESS SEGMENT INFORMATION (CONTINUED)



                                                                 1995      1994      1993
                                                                -------   -------   -------
                                                                      (IN THOUSANDS)
    Revenues:
      Pharmakon...............................................  $23,949    25,605    22,958
      DNX Biotherapeutics.....................................    1,048       831       674
      Corporate licensing.....................................      526       302       319
      Eliminations............................................     (200)     (209)     (232)
                                                                --------  --------  --------
         Total revenues.......................................   25,323    26,529    23,719
                                                                --------  --------  --------
    Operating income (loss):
      Pharmakon...............................................   (1,522)      616       740
      DNX Biotherapeutics.....................................     (210)   (3,505)  (17,618)
      General corporate.......................................     (869)   (2,159)   (2,781)
                                                                --------  --------  --------
         Total operating loss.................................   (2,601)   (5,048)  (19,659)
                                                                --------  --------  --------
    Interest income...........................................      563       453       757
    Interest expense..........................................     (815)     (676)     (524)
    Other.....................................................      562       253       (13)
                                                                --------  --------  --------
         Loss before equity in net loss of Nextran, gain on
           sale of Nextran and income tax expense (benefit)...  $(2,291)   (5,018)  (19,439)
                                                                ========  ========  ========
    Identifiable assets:
      Pharmakon...............................................  $27,152    26,886    24,234
      DNX Biotherapeutics.....................................      883     4,844     4,435
      General corporate.......................................   20,812     4,743    13,502
                                                                --------  --------  --------
         Total identifiable assets............................  $48,847    36,473    42,171
                                                                ========  ========  ========
    Capital additions:
      Pharmakon...............................................  $   865     2,935     5,038
      DNX Biotherapeutics.....................................        9        24     4,089
      General corporate.......................................       34        --        --
                                                                --------  --------  --------
         Total capital additions..............................  $   908     2,959     9,127
                                                                ========  ========  ========
    Depreciation and amortization:
      Pharmakon...............................................  $ 2,298     2,100     1,685
      DNX Biotherapeutics.....................................       46       534     1,330
      General corporate.......................................      330       658       431
                                                                --------  --------  --------
         Total depreciation and amortization..................  $ 2,674     3,292     3,446
                                                                ========  ========  ========


(17) DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     Cash and cash equivalents, short-term investments, trade accounts receivable, accrued interest receivable, restricted cash, accounts payable, and accrued expenses:

     The carrying amount approximates fair value because of the short term maturity of these instruments.

     Long-term debt:

     The carrying amount of long-term debt with variable interest rates approximates fair value due to its variable nature. The fair value of long-term debt with fixed interest rates is estimated on the current rates offered to the Company for debt of the same remaining maturities. The carrying amount of long-term debt with fixed interest rates aggregated $1,378,000 while the fair value approximated $783,000 as of December 31, 1995.

                        DNX CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS


                    SEPTEMBER 30, 1996 AND DECEMBER 31, 1995


               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                           SEPTEMBER 30, 1996       DECEMBER 31, 1995
                                                           ------------------       -----------------
                                                              (UNAUDITED)
ASSETS
Current assets
  Cash and cash equivalents................................       $ 15,456                 20,042
  Short-term investments...................................          5,233                  1,001
  Trade accounts receivable, net...........................          7,167                  7,662
  Prepaid expenses and other current assets................            983                  1,351
                                                                  --------               --------
     Total current assets..................................         28,839                 30,056
Property, plant and equipment, net.........................         15,190                 16,935
Intangible assets, net.....................................            964                  1,035
Other assets...............................................            797                     44
Restricted cash............................................            460                    777
                                                                  --------               --------
                                                                  $ 46,250                 48,847
                                                                  ========               ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term borrowings....................................             --                  1,399
  Current portion of long-term debt........................            246                    744
  Accounts payable.........................................          2,455                  2,100
  Accrued expenses.........................................          3,533                  2,992
  Deferred revenue.........................................          2,598                  3,456
                                                                  --------               --------
     Total current liabilities.............................          8,832                 10,691
Long-term debt, excluding current portion..................          7,431                  7,830
Deferred income taxes......................................          1,779                  2,045
Other liabilities..........................................            876                    948
                                                                  --------               --------
     Total liabilities.....................................         18,918                 21,514
                                                                  --------               --------
Stockholders' equity
  Serial preferred stock, $.01 par value, 5,000,000
     shares authorized; no shares issued and outstanding...             --                     --
  Common stock, $.01 par value, 20,000,000 shares
     authorized; issued and outstanding 8,713,353 in 1996
     and 8,606,194 in 1995.................................             87                     86
  Additional paid-in capital...............................         57,157                 57,000
  Translation adjustment...................................            640                  1,095
  Accumulated deficit......................................        (30,552)               (30,848)
                                                                  --------               --------
     Total stockholders' equity............................         27,332                 27,333
                                                                  --------               --------
  Commitments and contingencies
                                                                  $ 46,250                 48,847
                                                                  ========               ========


See accompanying notes to consolidated financial statements.

                        DNX CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS


            THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995


                    (IN THOUSANDS EXPECT PER SHARE AMOUNTS)

                                  (UNAUDITED)


                                                      THREE MONTHS ENDED       NINE MONTHS ENDED
                                                         SEPTEMBER 30,           SEPTEMBER 30,
                                                      -------------------     -------------------
                                                       1996        1995        1996        1995
                                                      -------     -------     -------     -------
Revenues:
  Commercial services...............................  $ 7,286       5,267      21,606      18,317
  License fees and other contracts..................      105         248         351         784
                                                      -------     -------     -------     -------
                                                        7,391       5,515      21,957      19,101
                                                      -------     -------     -------     -------
Operating expenses:
  Cost of commercial services.......................    5,691       4,791      16,966      15,529
  Research and development..........................       93         252         329         773
  General, administrative and marketing.............    1,504       1,806       4,530       4,600
                                                      -------     -------     -------     -------
                                                        7,288       6,849      21,825      20,902
                                                      -------     -------     -------     -------
       Income (loss) from operations................      103      (1,334)        132      (1,801)
                                                      -------     -------     -------     -------
Other income (expense):
  Interest income...................................      271          85         852         246
  Interest expense..................................     (154)       (202)       (488)       (613)
  Other.............................................       82         122         254         474
                                                      -------     -------     -------     -------
                                                          199           5         618         107
                                                      -------     -------     -------     -------
  Income (loss) before equity in net loss of Nextran
     and income taxes...............................      302      (1,329)        750      (1,694)
Equity in net loss of Nextran.......................       --         519          --       2,700
Gain on sale of Nextran, net of income taxes of
  $200..............................................       --      17,266          --      17,266
Provision (benefit) for income taxes................      246         (49)        454         (45)
                                                      -------     -------     -------     -------
       Net income...................................  $    56      15,467         296      12,917
                                                      =======     =======     =======     =======
Earnings per common and common equivalent share:
  Primary...........................................  $  0.01        1.70        0.03        1.43
                                                      =======     =======     =======     =======
  Fully Diluted.....................................  $  0.01        1.70        0.03        1.43
                                                      =======     =======     =======     =======
Shares used in computing per share amounts
  Primary...........................................    9,381       9,072       9,287       9,018
                                                      =======     =======     =======     =======
  Fully Diluted.....................................    9,381       9,096       9,343       9,056
                                                      =======     =======     =======     =======


See accompanying notes to consolidated financial statements.

                        DNX CORPORATION AND SUBSIDIARIES

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY


                      NINE MONTHS ENDED SEPTEMBER 30, 1996


                          (IN THOUSANDS EXCEPT SHARES)

                                  (UNAUDITED)


                                             ADDITIONAL                                   TOTAL
                                   COMMON     PAID-IN     TRANSLATION   ACCUMULATED   STOCKHOLDERS'
                                    STOCK     CAPITAL     ADJUSTMENT      DEFICIT        EQUITY
                                   -------   ----------   -----------   -----------   -------------
Balance, December 31, 1995.......  $   86       57,000        1,095        (30,848)       27,333
Issuance of 95,024 shares of
  common stock upon exercise of
  stock options and warrants.....       1           90           --             --            91
Issuance of 12,135 shares of
  common stock pursuant to 401(k)
  plan...........................      --           67           --             --            67
Translation adjustment...........      --           --         (455)            --          (455)
Net income.......................      --           --           --            296           296
                                   -------     -------      -------      ---------      --------
Balance, September 30, 1996......  $   87       57,157          640        (30,552)       27,332
                                   =======     =======      =======      =========      ========


See accompanying notes to consolidated financial statements.

                        DNX CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                 NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995


                                 (IN THOUSANDS)

                                  (UNAUDITED)


                                                                                  NINE MONTHS ENDED
                                                                                    SEPTEMBER 30,
                                                                                ---------------------
                                                                                 1996          1995
                                                                                -------      --------
Cash flows from operating activities:
  Net income.................................................................   $   296        12,917
  Adjustments to reconcile net income to net cash provided by
    (used in) operating activities:
       Non-cash items:
         Depreciation and amortization.......................................     1,881         2,076
         Deferred income tax expense (benefit)...............................        13           (98)
         (Gain) loss on disposal of property, plant and equipment............        (3)           43
         Amortization of premium on short-term investments...................       177            44
         Non-cash charges....................................................        67            55
         Equity in net loss of Nextran.......................................        --         2,700
         Gain on sale of partnership interest in Nextran.....................        --       (17,266)
       Change in operating assets and liabilities:
         Decrease in accounts receivable.....................................       227           983
         Decrease in prepaid expenses and other current assets...............        93            74
         (Increase) decrease in other assets.................................      (752)           54
         Increase (decrease) in accounts payable.............................       463          (144)
         Increase (decrease) in accrued expenses.............................       669        (1,265)
         Decrease in deferred revenue........................................      (746)       (1,447)
         Increase (decrease) in other liabilities............................       (35)           64
                                                                                --------     --------
              Net cash provided by (used in) operating activities............     2,350        (1,210)
                                                                                --------     --------
Cash flows from investing activities:
  Decrease in restricted cash................................................       317           950
  Increase in cash in escrow.................................................        --       (18,000)
  Purchase of property, plant and equipment..................................      (706)         (623)
  Proceeds from disposal of property, plant and equipment....................        36             6
  Purchases of intangibles assets............................................       (21)          (19)
  Purchases of short-term investments........................................    (5,409)       (2,055)
  Proceeds from maturities of short-term investments.........................     1,000            --
  Proceeds from sale of partnership interest in Nextran......................        --        18,000
                                                                                --------     --------
              Net cash used in investing activities..........................    (4,783)       (1,741)
                                                                                --------     --------
Cash flows from financing activities:
  Proceeds (payments) on short-term borrowings...............................    (1,361)          623
  Proceeds from borrowings of long-term debt.................................        --            61
  Principal payments on long-term debt.......................................      (893)         (582)
  Proceeds from stock options exercised......................................        91            36
                                                                                --------     --------
              Net cash provided by (used in) financing activities............    (2,163)          138
                                                                                --------     --------
Effect of exchange rate changes on cash......................................        10           (38)
                                                                                --------     --------
Decrease in cash and cash equivalents........................................    (4,586)       (2,851)
Cash and cash equivalents, beginning of period...............................    20,042         4,404
                                                                                --------     --------
Cash and cash equivalents, end of period.....................................    15,456         1,553
                                                                                ========     ========
Supplemental disclosure of cash flow information
  Cash paid during the period for:
    Interest.................................................................       495           637
    Income taxes.............................................................         7           825
                                                                                --------     --------



See accompanying notes to consolidated financial statements.

                        DNX CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1996

                                  (UNAUDITED)

NOTE 1.  STATEMENT OF ACCOUNTING PRESENTATION


     In the opinion of DNX Corporation and Subsidiaries (as defined below) (the "Company" or "DNX"), the accompanying unaudited consolidated financial statements include all significant adjustments (consisting only of normal recurring accruals) necessary to fairly state the Company's consolidated financial position as of September 30, 1996, and the consolidated results of operations and for the three and nine month periods ended September 30, 1996 and 1995 and consolidated cash flows for the nine month periods ended September 30, 1996 and 1995. The consolidated financial statements have been prepared in accordance with the requirements for Form 10-Q and, therefore, do not include all disclosures of financial information required by generally accepted accounting principles. The accompanying consolidated financial statements should be read in conjunction with the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995. The information set forth in the accompanying consolidated balance sheet as of December 31, 1995 has been derived from the audited consolidated balance sheet included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.


     Interim results are not necessarily indicative of the results for the full year.

NOTE 2.  EARNINGS (LOSS) PER SHARE

     Earnings (loss) per common and common equivalent share is computed based upon the weighted average number of common shares outstanding during the periods, plus when their effect is dilutive, common stock equivalents consisting of certain shares subject to stock options and warrants, and gives effect to certain adjustments as prescribed by Securities and Exchange Commission Staff Accounting Bulletin 83.


NOTE 3.  PROPOSED TRANSACTION



     On August 19, 1996, the Company entered into certain agreements ("the Transaction Agreements") providing for the acquisition by the Company of all of the outstanding capital stock of, or equity interests in, BioClin, Inc., BioClin Europe AG, BioClin GmbH, Kilmer N.V. and BioClin Institute of Clinical Pharmacology GmbH (collectively, the "BioClin Group") in consideration and exchange for 2,632,600 shares of Common Stock (the "Proposed Transaction"). The BioClin Group is an international contract research organization engaged in clinical drug development services in the United States, all major European countries, Israel, Turkey and Australia. The Proposed Transaction has been structured, and the legal agreements have been drafted, in a manner intended to qualify the Proposed Transaction for "pooling-of-interests" accounting treatment. Pursuant to the Transaction Agreements, the closing of the Proposed Transaction is subject to a number of conditions, including DNX stockholder approval and regulatory approvals. The Proposed Transaction is expected to close during the late fourth quarter of fiscal 1996.

                   FINANCIAL STATEMENTS -- THE BIOCLIN GROUP

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholders
DNX Corporation:

     We have audited the accompanying combined balance sheets of the BioClin Group as of December 31, 1995 and 1994 and the related combined statements of operations, deficit in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1995. These combined financial statements are the responsibility of the BioClin Group's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the BioClin Group as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

     The accompanying combined financial statements have been prepared assuming the BioClin Group will continue as a going concern. As discussed in note 1 to the combined financial statements, the BioClin Group has suffered recurring net losses and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                  KPMG PEAT MARWICK LLP


August 19, 1996

                               THE BIOCLIN GROUP

                            COMBINED BALANCE SHEETS

                           DECEMBER 31, 1995 AND 1994

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                           1995         1994
                                                                         --------     --------
                                ASSETS
Current assets:
  Cash.................................................................  $  1,126          995
  Marketable debt securities (note 3)..................................       386           --
  Trade accounts receivable (note 4)...................................     3,245        2,452
  Prepaid expenses and other current assets............................       187          336
                                                                         --------     --------
     Total current assets..............................................     4,944        3,783
Marketable debt securities (note 3)....................................       547          835
Property and equipment, net (note 5)...................................       871          963
Other assets...........................................................       215           81
                                                                         --------     --------
     Total assets......................................................  $  6,577        5,662
                                                                         ========     ========
               LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
  Short-term borrowings (note 6).......................................     9,834        9,589
  Note payable -- related party (note 7)...............................       326          287
  Accounts payable.....................................................     1,073        2,607
  Accrued expenses (note 8)............................................     3,102          990
  Deferred revenue.....................................................     2,569        2,065
                                                                         --------     --------
     Total current liabilities.........................................    16,904       15,538
  Deferred income taxes (note 11)......................................        14          154
                                                                         --------     --------
     Total liabilities.................................................    16,918       15,692
                                                                         --------     --------
Stockholders' deficiency:
  Series I redeemable, noncumulative preferred stock, BioClin, Inc., par value $.01 per share, with a liquidation preference in the amount of $1,374 plus 10% per annum from date of issuance;
     authorized, issued and outstanding 91 shares in 1995 and 1994
     (note 9)..........................................................         1            1
  Common stock, BioClin, Inc., par value $.01 per share; authorized
     50,000 shares, issued and outstanding 9 shares in 1995 and 1994...        --           --
  Common stock, BioClin Europe AG, par value SFr500 per share;
     authorized 100 shares, issued and outstanding 100 bearer shares in
     1995 and 1994.....................................................       105          105
  Common stock, BioClin Institute of Clinical Pharmacology GmbH, par value DM100 per share; authorized 1,500 shares, issued and
     outstanding 1,500 shares in 1995 and 1994.........................        86           86
  Additional paid-in capital...........................................       125          125
  Foreign currency translation adjustment..............................      (409)        (234)
  Employee stock purchase loans........................................       (93)         (99)
  Accumulated deficit..................................................   (10,233)     (10,092)
  Net unrealized gain on marketable debt securities (note 3)...........        77           78
                                                                         --------     --------
     Total stockholders' deficiency....................................   (10,341)     (10,030)
                                                                         --------     --------
  Commitments and contingencies (note 13)
       Total liabilities and stockholders' deficiency..................  $  6,577        5,662
                                                                         ========     ========



See accompanying notes to combined financial statements.

                               THE BIOCLIN GROUP


                       COMBINED STATEMENTS OF OPERATIONS


                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                 (IN THOUSANDS)


                                                                1995        1994         1993
                                                              --------     -------     --------
Gross revenues..............................................  $ 18,837      11,386        8,536
Less reimbursed costs (note 2)..............................    (4,551)     (1,727)      (1,361)
                                                              --------     -------     --------
  Net revenues (note 2).....................................    14,286       9,659        7,175
                                                              --------     -------     --------
Operating costs and expenses:
  Direct costs..............................................     8,456       7,528        6,072
  Selling, general and administrative.......................     4,467       3,537        2,824
  Depreciation and amortization.............................       445         366          237
                                                              --------     -------     --------
                                                                13,368      11,431        9,133
                                                              --------     -------     --------
       Income (loss) from operations........................       918      (1,772)      (1,958)
Other income (expense):
  Interest income...........................................        85          66          142
  Interest expense (notes 6 and 7)..........................      (700)       (599)        (450)
  Foreign currency losses, net (note 2).....................      (292)        (25)        (215)
  Other.....................................................       (38)          3           72
                                                              --------     -------     --------
                                                                  (945)       (555)        (451)
                                                              --------     -------     --------
       Loss before income taxes.............................       (27)     (2,327)      (2,409)
Income taxes (note 11)......................................       114          58           28
                                                              --------     -------     --------
       Net loss.............................................  $   (141)     (2,385)      (2,437)
                                                              ========     =======     ========



See accompanying notes to combined financial statements.

                               THE BIOCLIN GROUP


                COMBINED STATEMENTS OF STOCKHOLDERS' DEFICIENCY
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (IN THOUSANDS)

                              SERIES I                                        COMMON STOCK,
                             REDEEMABLE,                                         BIOCLIN
                            NONCUMULATIVE                        COMMON       INSTITUTE OF                      FOREIGN
                              PREFERRED          COMMON          STOCK,         CLINICAL        ADDITIONAL      CURRENCY
                               STOCK,            STOCK,          BIOCLIN      PHARMACOLOGY       PAID-IN       TRANSLATION
                            BIOCLIN. INC.     BIOCLIN. INC.     EUROPE AG         GMBH           CAPITAL       ADJUSTMENT
                            -------------     -------------     ---------     -------------     ----------     ----------
Balance, December 31, 1992
  (unaudited)...............     $   1              --             105              86              125           (489)
  Cash received on employee
    stock purchase loan.....        --              --              --              --               --             --
  Translation adjustment....        --              --              --              --               --            579
  Net loss..................        --              --              --              --               --             --
                                 -----             ---             ---             ---             ----           ----
Balance, December 31,
  1993......................         1              --             105              86              125             90
  Cash received on employee
    stock purchase loan.....        --              --              --              --               --             --
  Translation adjustment....        --              --              --              --               --           (324)
  Decrease in net unrealized
    gain on marketable debt
    securities..............        --              --              --              --               --             --
  Net loss..................        --              --              --              --               --             --
                                 -----             ---             ---             ---             ----           ----
Balance, December 31,
  1994......................         1              --             105              86              125           (234)
  Cash received on employee
    stock purchase loan.....        --              --              --              --               --             --
  Translation adjustment....        --              --              --              --               --           (175)
  Decrease in net unrealized
    gain on marketable debt
    securities..............        --              --              --              --               --             --
  Net loss..................        --              --              --              --               --             --
                                 -----             ---             ---             ---             ----           ----
Balance, December 31,
  1995......................     $   1              --             105              86              125           (409)
                                 =====             ===             ===             ===             ====           ====

                                                           NET UNREALIZED
                                                            GAIN (LOSS)
                              EMPLOYEE                           ON
                               STOCK                         MARKETABLE          TOTAL
                              PURCHASE     ACCUMULATED          DEBT          STOCKHOLDERS'
                               LOANS         DEFICIT         SECURITIES        DEFICIENCY
                              --------     -----------     --------------     ------------
Balance, December 31, 1992
  (unaudited)...............    (124)         (5,270)            (15)             (5,581)
  Cash received on employee
    stock purchase loan.....       6              --              --                   6
  Translation adjustment....       9              --              --                 588
  Net loss..................      --          (2,437)             --              (2,437)
                                ----         -------             ---             -------
Balance, December 31,
  1993......................    (109)         (7,707)            (15)             (7,424)
  Cash received on employee
    stock purchase loan.....      10              --              --                  10
  Translation adjustment....      --              --              --                (324)
  Decrease in net unrealized
    gain on marketable debt
    securities..............      --              --              93                  93
  Net loss..................      --          (2,385)             --              (2,385)
                                ----         -------             ---             -------
Balance, December 31,
  1994......................     (99)        (10,092)             78             (10,030)
  Cash received on employee
    stock purchase loan.....       6              --              --                   6
  Translation adjustment....      --              --              --                (175)
  Decrease in net unrealized
    gain on marketable debt
    securities..............      --              --              (1)                 (1)
  Net loss..................      --            (141)             --                (141)
                                ----         -------             ---             -------
Balance, December 31,
  1995......................     (93)        (10,233)             77             (10,341)
                                ====         =======             ===             =======


See accompanying notes to combined financial statements.

                               THE BIOCLIN GROUP

                       COMBINED STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                 (IN THOUSANDS)


                                                                1995        1994         1993
                                                              --------     -------     --------
Cash flows from operating activities:
  Net loss..................................................  $   (141)     (2,385)      (2,437)
  Adjustments to reconcile net loss to net cash provided by
     (used in) operating activities:
     Noncash items:
       Depreciation and amortization........................       445         366          237
       Foreign currency transaction loss....................       292          25          215
     Change in operating assets and liabilities:
       Increase in trade accounts receivable................      (641)       (209)        (350)
       Decrease in prepaid expenses and other current
          assets............................................       124          12          229
       (Increase) decrease in other assets..................      (126)         11          (54)
       Increase (decrease) in accounts payable..............    (1,560)      1,083          581
       Increase (decrease) in accrued expenses..............     2,516         440         (285)
       Increase in deferred revenues........................       375         768          500
       Increase (decrease) in deferred income taxes.........      (172)        125         (125)
                                                              --------     -------     --------
     Net cash provided by (used in) operating activities....     1,112         236       (1,489)
                                                              --------     -------     --------
Cash flows from investing activities:
  Purchases of property and equipment.......................      (312)       (688)        (218)
                                                              --------     -------     --------
     Net cash used in investing activities..................      (312)       (688)        (218)
                                                              --------     -------     --------
Cash flows from financing activities:
  Proceeds from short-term borrowings.......................       483       1,819        2,039
  Principal payments on short-term borrowings...............      (944)       (610)          --
  Payments received on employee stock purchase loans........         7          12            6
  Increase in note payable -- related party.................        20          34          207
                                                              --------     -------     --------
     Net cash provided by (used in) financing activities....      (434)      1,255        2,252
                                                              --------     -------     --------
  Effect of exchange rate changes on cash...................      (235)       (467)        (374)
  Net increase in cash......................................       131         336          171
  Cash, beginning of year...................................       995         659          488
                                                              --------     -------     --------
  Cash, end of year.........................................  $  1,126         995          659
                                                              ========     =======     ========
Supplemental disclosure of cash flow information:
  Cash paid during the year for:
     Interest...............................................  $    657         571          416
     Income taxes...........................................         5          --           28
                                                              ========     =======     ========
Noncash investing and financing activities:
  Unrealized gain (loss) on marketable debt securities......  $     77          78          (15)
                                                              ========     =======     ========


See accompanying notes to combined financial statements.

                               THE BIOCLIN GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

                (ALL AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)


(1) BASIS OF PRESENTATION


     The combined financial statements of the BioClin Group include the accounts of BioClin, Inc. (BioClin U.S.), BioClin Europe AG (BioClin Europe), BioClin Europe's wholly-owned subsidiaries BioClin AG (BioClin Cham) and Merlik C.V. (Merlik), BioClin Europe's majority-owned subsidiary BioClin GmbH (BioClin Germany), Kilmer N.V. (Kilmer) and BioClin Institute of Clinical Pharmacology GmbH (BioClin Institute). The accounts have been combined due to the common ownership of the companies and in contemplation of the proposed transaction with DNX Corporation which is more fully described below.


     The combined financial statements of the BioClin Group have been prepared assuming the BioClin Group will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The BioClin Group has financed its operations primarily through debt, has a net stockholders' deficiency of approximately $10,233 and has short-term borrowings due on demand or due during 1996 amounting to approximately $10,160 at December 31, 1995.

     At December 31, 1995, the BioClin Group had cash and marketable securities totalling approximately $2,059. In contemplation of the proposed transaction with DNX Corporation, which is more fully described below, it is anticipated that a portion of the combined company's cash resources may be used to retire the majority or possibly all of the BioClin Group's outstanding short-term borrowings.


     On August 19, 1996, DNX Corporation announced that it had entered into agreements ("Transaction Agreements") providing for the acquisition of all of the outstanding capital stock of, or equity interests in, the BioClin Group companies in exchange for 2,632,600 shares of DNX Corporation Common Stock (the "Proposed Transaction"). The Proposed Transaction has been structured, and the legal agreements have been drafted, in a manner intended to qualify the Proposed Transaction for pooling-of-interests accounting treatment. Pursuant to the Transaction Agreements, the closing of the Proposed Transaction is subject to a number of conditions including DNX Corporation stockholder approval and regulatory approvals. The Proposed Transaction is expected to close late in the fourth quarter of fiscal 1996.


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization:

     The BioClin Group is an international, full-service contract research organization (CRO) serving the pharmaceutical, biotechnology and medical device industries. The BioClin Group designs, monitors, manages and analyzes clinical trials, assists with regulatory affairs, provides data management expertise, and offers other related services and products.

  Principles of combination:

     The combined financial statements include the accounts of the BioClin Group as described in note 1. All significant intercompany transactions and balances have been eliminated.

  Concentration of credit risk:

     The BioClin Group extends unsecured trade credit in connection with its commercial services to a customer base comprised of both foreign and domestic entities, which are concentrated in the pharmaceutical and biotechnology industries.

                               THE BIOCLIN GROUP

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  Marketable debt securities:

     Effective January 1, 1994, the BioClin Group adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (FAS 115). Under this standard, the BioClin Group is required to classify its marketable debt securities into one or more of the following categories: held-to-maturity, trading or available-for-sale. All of the BioClin Group's marketable debt securities are foreign corporate debt securities and are classified as available-for-sale. In accordance with FAS 115, securities available-for-sale are recorded at fair market value and any unrealized gains or losses are recorded as part of stockholders' deficiency.

  Property and equipment:

     Major additions and replacements of assets are capitalized at cost. Maintenance, repairs and minor replacements are expensed as incurred. Property and equipment are depreciated utilizing the straight-line method over the estimated useful lives of the related assets which range from three to ten years. Leasehold improvements are amortized utilizing the straight-line method over the estimated useful life of the asset or the lease term, whichever is shorter. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is credited or charged to operations.

  Fair value of financial instruments:

     Financial Accounting Standards Board Statement No. 107, "Disclosure about Fair Value of Financial Instruments," defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. Cash, trade accounts receivable, prepaid expenses and other current assets, short-term borrowings, note payable -- related party, accounts payable, accrued expenses and deferred revenue reported in the combined balance sheets equal or approximate fair values.

  Revenue recognition:

     Substantially all revenues are earned by performing services under contracts with various pharmaceutical and biotechnology companies. Certain contracts require the BioClin Group to perform services for a specified number of patients. Revenues are recognized based on the status of the work completed as of a given time as a percentage of the total activity required under the contract. Billings and payment terms are specified in the contract. Revenue related to contract modifications is recognized after performance and when realization is assured and the amounts are reasonably determinable. Adjustments to contract cost estimates are made in the period in which the facts which require the revisions become known. When the revised estimate indicates a loss, such loss is provided for currently in its entirety.

     Revenues earned but not billed as of a given date are reflected in the accompanying combined balance sheets as trade accounts receivable -- unbilled. Funds received that relate to future performance under service contracts are deferred and recognized as revenue when earned.

  Reimbursed costs:

     Substantially all amounts recorded as reimbursed costs in the accompanying combined statements of operations relate to independent investigator and travel costs. These costs are reimbursed by sponsors of the respective studies in accordance with the respective contract terms. Payments received from sponsors for investigator and travel costs in excess of costs incurred are classified as deferred revenue and costs incurred in excess of amounts paid by sponsors are classified as trade accounts receivable -- unbilled.

                               THE BIOCLIN GROUP

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  Income taxes:

     The BioClin Group accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" (FAS 109). Under the asset and liability method of FAS 109, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Valuation allowances are established to reduce deferred tax assets if it is determined to be "more likely than not" that all or some portion of the potential deferred tax assets will not be realized. Under FAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date of the tax rate change.

  Foreign currency translation:

     The financial statements of the European companies of the BioClin Group companies are translated into U.S. dollars in accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation." Substantially all assets and liabilities of the European companies of the BioClin Group companies are translated at year-end exchange rates and income and expense items are translated at an average exchange rate. Exchange adjustments resulting from foreign currency transactions are generally recognized in operations, whereas adjustments resulting from the translation of financial statements are reflected as a separate component of stockholders' deficiency. The BioClin Group does not hedge its currency translation exposure.

  Use of estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Recent accounting pronouncements:

     In June 1995, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed Of" (FAS 121), which requires companies to review long-lived assets and certain identifiable intangibles to be held, used or disposed of, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The BioClin Group is required to adopt FAS 121 for 1996. The BioClin Group believes the adoption of FAS 121 will not have a significant effect on its combined financial statements.

     In October 1995, FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123), which is effective for transactions entered into in fiscal years beginning after December 15, 1995. As there are no stock options or warrants outstanding, management expects that the adoption of FAS 123 will not have a significant effect on its combined financial statements.

(3) MARKETABLE DEBT SECURITIES

     Marketable debt securities outstanding at December 31, 1995 and 1994 are available for sale and are recorded in the accompanying combined balance sheets at fair value.

                               THE BIOCLIN GROUP

(3) MARKETABLE DEBT SECURITIES (CONTINUED)

     The amortized cost, gross unrealized holding gains and fair value for available-for-sale foreign corporate debt securities as of December 31, 1995 and 1994 were as follows:

                                                                              GROSS
                                                                            UNREALIZED
                                                              AMORTIZED      HOLDING       FAIR
                                                                COST          GAINS        VALUE
                                                              ---------     ----------     -----
    1995....................................................    $ 856            77          933
                                                                 ====           ===         ====
    1994....................................................    $ 757            78          835
                                                                 ====           ===         ====

     Maturities of corporate debt securities classified as available-for-sale as of December 31, 1995 and 1994 were as follows:

                                                                         AMORTIZED     FAIR
                                                                           COST        VALUE
                                                                         ---------     -----
    1995:
      Due within one year..............................................    $ 389         386
      Due after one year through five years............................      467         547
                                                                            ----        ----
                                                                           $ 856         933
                                                                            ====        ====
    1994:
      Due within one year..............................................    $  --          --
      Due after one year through five years............................      757         835
                                                                            ----        ----
                                                                           $ 757         835
                                                                            ====        ====

(4) TRADE ACCOUNTS RECEIVABLE

     Trade accounts receivable as of December 31, 1995 and 1994 consisted of the following:

                                                                          1995       1994
                                                                         ------     ------
    Trade accounts receivable -- billed................................  $1,731      1,398
    Trade accounts receivable -- unbilled..............................   1,514      1,054
                                                                         ------     ------
                                                                         $3,245      2,452
                                                                         ======     ======

(5) PROPERTY AND EQUIPMENT

     Property and equipment as of December 31, 1995 and 1994 consisted of the following:

                                                                        1995        1994
                                                                       -------     -------
    Equipment........................................................  $ 1,518       1,364
    Furniture and fixtures...........................................      298         330
    Leasehold improvements...........................................       59          63
    Study facility improvements......................................      329         302
                                                                       -------     -------
                                                                         2,204       2,059
    Less accumulated depreciation and amortization...................   (1,333)     (1,096)
                                                                       -------     -------
                                                                       $   871         963
                                                                       =======     =======

                               THE BIOCLIN GROUP

(6) SHORT-TERM BORROWINGS

     The BioClin Group has line of credit arrangements with domestic and foreign banks totalling approximately $10,656 and $9,546 as of December 31, 1995 and 1994, respectively. Amounts outstanding under the line of credit arrangements amounted to approximately $9,834 and $9,589 as of December 31, 1995 and 1994, respectively, and are personally guaranteed by certain stockholders. The lines are payable on demand or due in 1996 and bear interest at local bank rates or LIBOR plus .5% to .75% (resulting in interest rates ranging from 6.47% to 10.25% as of December 31, 1995, and 6.38% to 12.25% as of December 31, 1994). Certain lines are collateralized by domestic and foreign standby letters of credit aggregating approximately $5,477 and $5,344 as of December 31, 1995 and 1994, respectively. Each letter of credit automatically renews for a one year term unless the bank notifies the BioClin Group of its plan to terminate within 30 days of expiration.

(7) NOTE PAYABLE -- RELATED PARTY

     As of December 31, 1995 and 1994, BioClin Europe owed approximately $326 and $287, respectively, to a relative of an officer and major stockholder in the BioClin Group. The note payable bears interest at a rate of 6.75% and is unsecured and due upon demand. Amounts outstanding as of December 31, 1995 and 1994 include accrued interest of approximately $48 and $28, respectively.

(8) ACCRUED EXPENSES

     Accrued expenses as of December 31, 1995 and 1994 consisted of the following:


                                                                           1995      1994
                                                                          ------     ----
    Income taxes........................................................  $  382       --
    Interest............................................................     145       --
    Investigator payments and contract expenses.........................   1,662      449
    Payroll and fringe benefits.........................................     379      179
    Professional fees...................................................     126       63
    Other...............................................................     408      299
                                                                          ------     ----
                                                                          $3,102      990
                                                                          ======     ====


(9) SERIES I REDEEMABLE PREFERRED STOCK

     Series I redeemable, 10% noncumulative preferred stock was issued in December 1988, and is entitled to a preference in involuntary and voluntary liquidation in an amount equal to the sum of $1,374 plus 10% per annum from the date of issuance. The Series I redeemable noncumulative preferred stock is also redeemable at any time at the option of the BioClin U.S. at $1,374 plus 10% per annum from the date of issuance.

(10) EMPLOYEE BENEFIT PLANS

     The BioClin Group maintains a pension plan for its key management employees in Germany, one of whom is also a major shareholder in the BioClin Group. The plan provides benefits based upon age, years of service, and remuneration. Contributions to the plan are discretionary. The plan is an unfunded book reserve plan. Expenses for this plan totaled approximately $172, $153 and $100 for the years ended December 31, 1995, 1994 and 1993, respectively.

                               THE BIOCLIN GROUP

(11) INCOME TAXES

     Income tax expense (benefit) attributable to the net loss consists of the following during the years ended December 31, 1995, 1994 and 1993:


                                                                       1995      1994     1993
                                                                       -----     ----     ----
Current:
  U.S. Federal.......................................................  $  32       --      --
  State and local....................................................     --       --      --
  Foreign............................................................    326      104       6
                                                                       -----     ----     ---
                                                                         358      104       6
                                                                       -----     ----     ---
Deferred:
  U.S. Federal.......................................................     --       --      --
  State and local....................................................     --       --      --
  Foreign............................................................   (244)     (46)     22
                                                                       -----     ----     ---
                                                                        (244)     (46)     22
                                                                       -----     ----     ---
                                                                       $ 114       58      28
                                                                       =====     ====     ===


     For the years ended December 31, 1995, 1994 and 1993, income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate of 34% as a result of the following:


                                                                    1995       1994       1993
                                                                    -----     ------     ------
Computed "expected" income tax benefit............................  $  (9)      (791)      (819)
Increase (decrease) in income taxes resulting from:
  Change in the beginning-of-the-year balance of the valuation
     allowance for deferred tax assets............................    342      1,267      1,336
  Foreign tax rate differential...................................   (413)      (333)      (520)
  Changes in enacted tax rates....................................     --       (124)       115
  Alternative minimum taxes.......................................     32         --         --
  Other, net......................................................    162         39        (84)
                                                                    -----     ------     ------
          Provision for income taxes..............................  $ 114         58         28
                                                                    =====     ======     ======

                               THE BIOCLIN GROUP

(11) INCOME TAXES (CONTINUED)

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1995 and 1994 are presented below:

                                                                        1995        1994
                                                                       -------     -------
    Deferred tax assets:
      Net operating loss carryforwards...............................  $ 4,615       4,298
      Deferred revenue...............................................      613         377
      Accrued expenses...............................................      187         120
      other..........................................................      601         395
                                                                       -------     -------
              Total gross deferred tax assets........................    6,016       5,190
      Less valuation allowance.......................................   (5,932)     (5,190)
                                                                       -------     -------
              Net deferred tax assets................................       84          --
                                                                       -------     -------
    Deferred tax liabilities:
      Other..........................................................       98         154
                                                                       -------     -------
              Total gross deferred liabilities.......................       98         154
                                                                       -------     -------
              Net deferred tax liability.............................  $    14         154
                                                                       =======     =======

     The valuation allowance for deferred tax assets as of January 1, 1993 was approximately $5,149. The net change in the total valuation allowance for the years ended December 31, 1995, 1994 and 1993 was an increase (decrease) of approximately $742, $1,377 and $(1,336), respectively.

     At December 31, 1995, the BioClin Group had net operating loss carryforwards for Federal, foreign and state income tax purposes of approximately $3,200, $7,400 and $3,200, respectively. The Federal and state net operating losses are available to offset future Federal and state taxable income, if any, through 2009. The foreign net operating losses are available to offset future foreign taxable income, if any, indefinitely.

(12) RELATED PARTY TRANSACTIONS

     An officer and major shareholder in the BioClin Group performed certain marketing, administrative, and consulting services which aggregated approximately $26, $84 and $120 in 1995, 1994 and 1993, respectively. These charges are reflected in selling, general and administrative expenses and direct costs, according to the nature of the services rendered.

(13) COMMITMENTS AND CONTINGENCIES

     The BioClin Group leases its facilities and certain equipment and automobiles under various noncancellable operating leases. These leases generally require the BioClin Group to pay insurance, property taxes and other expenses related to the leased property. Total rental expense charged to operations aggregated approximately $805, $690 and $661 in 1995, 1994 and 1993, respectively.

                               THE BIOCLIN GROUP

(13) COMMITMENTS AND CONTINGENCIES (CONTINUED)

     Future minimum rental commitments subsequent to December 31, 1995 under the aforementioned operating leases are as follows:

                                    YEAR ENDING
                                    DECEMBER 31,
                ----------------------------------------------------
                  1996..............................................  $1,003
                  1997..............................................     849
                  1998..............................................     757
                  1999..............................................     706
                  2000..............................................     614
                                                                      ------
                                                                      $3,929
                                                                      ======

(14) LEGAL PROCEEDINGS

     In the ordinary course of business, the BioClin Group is involved in various legal actions. In the opinion of management, based upon the advice of counsel, the resolution of these legal matters will not have a material effect upon the BioClin Group or its financial condition.

     In 1995, the Bioclin Group terminated its relationship with the Virginia Commonwealth University (VCU), which performed Phase I and analytical services on behalf of the BioClin Group in the United States. The Bioclin Group expects to sign a settlement agreement with VCU in fiscal year 1996. The settlement may be significantly less than the recorded liability of approximately $794, which could result in a substantial book gain to the Bioclin Group. In accordance with Statement of Financial Accounting Standards No. 5, "Accounting for Contingencies," the BioClin Group will recognize this gain when, and if, realized.

(15) BUSINESS SEGMENT AND CUSTOMER INFORMATION

  Business segment information:

     The BioClin Group operates in two geographic areas. Information on the Bioclin Group's geographic operations is set forth in the table below:

                                                                 1995        1994        1993
                                                                -------     -------     -------
Net revenues:
  Domestic operations.........................................  $ 6,859       5,483       5,393
  European operations.........................................    7,427       4,176       1,782
                                                                -------     -------     -------
     Total net revenues.......................................  $14,286       9,659       7,175
                                                                =======     =======     =======
Operating income (loss):
  Domestic operations.........................................      811      (1,516)       (521)
  European operations.........................................      107        (256)     (1,437)
                                                                -------     -------     -------
     Total operating income (loss)............................  $   918      (1,772)     (1,958)
                                                                =======     =======     =======
Identifiable assets:
  Domestic operations.........................................    1,833       1,831       2,375
  European operations.........................................    4,744       3,831       2,042
                                                                -------     -------     -------
     Total identifiable assets................................  $ 6,577       5,662       4,417
                                                                =======     =======     =======

                               THE BIOCLIN GROUP

(15) BUSINESS SEGMENT AND CUSTOMER INFORMATION (CONTINUED)

  Customer information:

     For the year ended December 31, 1995 net revenues from 3 customers aggregated approximately 9,435 or 66% of the BioClin Group's total net revenues. For the year ended December 31, 1994, net revenues from 2 customers aggregated approximately $4,004 or 42% of the Bioclin Group's total net revenues. For the year ended December 31, 1993, net revenues from 2 customers aggregated approximately $1,038 or 15% of the Bioclin Group's total net revenues.

     During 1993, the Bioclin Group entered into a significant contract with a customer to provide worldwide clinical research and data management services through its U.S. and European companies. In 1995, the scope of the contract was expanded significantly in that the number of patients and level of data management services to be performed was increased, and the contract is scheduled to extend into future years. This single contract provided the Bioclin Group with approximately $5,513, $2,940, and $410 in net revenues in 1995, 1994, and 1993, respectively.

     As described in note 14, in 1995 the Bioclin Group terminated its relationship with VCU, which performed Phase I and analytical services on behalf of the BioClin Group in the United States. The combined statements of operations include net revenues related to these services in the amount of $3,465, $3,514 and $5,043 in 1995, 1994 and 1993, respectively. Future net revenue related to these services will be discontinued as a result of terminating this relationship.

                               THE BIOCLIN GROUP

                            COMBINED BALANCE SHEETS


                    SEPTEMBER 30, 1996 AND DECEMBER 31, 1995


               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)



                                                      SEPTEMBER 30, 1996     DECEMBER 31, 1995
                                                      ------------------     -----------------
                                                      (UNAUDITED)
ASSETS

Current assets:
  Cash..............................................       $  1,009                 1,126
  Marketable debt securities........................            361                   386
  Trade accounts receivable.........................          3,986                 3,245
  Prepaid expenses and other current assets.........            378                   187
                                                           --------              --------
     Total current assets...........................          5,734                 4,944
Marketable debt securities..........................            503                   547
Property and equipment, net.........................          1,040                   871
Other assets........................................            832                   215
                                                           --------              --------
     Total assets...................................       $  8,109                 6,577
                                                           ========              ========
     LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
  Short-term borrowings.............................          9,683                 9,834
  Note payable -- related party.....................            300                   326
  Accounts payable..................................          1,791                 1,073
  Accrued expenses..................................          2,810                 3,102
  Deferred revenue..................................          3,472                 2,569
                                                           --------              --------
     Total current liabilities......................         18,056                16,904
  Other liabilities.................................            103                    14
                                                           --------              --------
     Total liabilities..............................         18,159                16,918
                                                           --------              --------
Stockholders' deficiency:
  Series I redeemable, noncumulative preferred
     stock, BioClin, Inc., par value $.01 per share,
     with a liquidation preference in the amount of
     $1,374 plus 10% per annum from date of
     issuance; authorized, issued and outstanding 91
     shares in 1996 and 1995........................              1                     1
  Common stock, BioClin, Inc., par value $.01 per
     share; authorized 50,000 shares, issued and
     outstanding 9 shares in 1996 and 1995..........             --                    --
  Common stock, BioClin Europe AG, par value SFr500
     per share; authorized 100 shares, issued and
     outstanding 100 bearer shares in 1996 and
     1995...........................................            105                   105
  Common stock, BioClin Institute of Clinical
     Pharmacology GmbH, par value DM100 per share;
     authorized 1,500 shares, issued and outstanding
     1,500 shares in 1996 and 1995..................             86                    86
  Additional paid-in capital........................            125                   125
  Foreign currency translation adjustment...........           (139)                 (409)
  Employee stock purchase loans.....................            (86)                  (93)
  Accumulated deficit...............................        (10,219)              (10,233)
  Net unrealized gain on marketable debt
     securities.....................................             77                    77
                                                           --------              --------
     Total stockholders' deficiency.................        (10,050)              (10,341)
                                                           --------              --------
Commitments and contingencies
     Total liabilities and stockholders'
       deficiency...................................       $  8,109                 6,577
                                                           ========              ========


See accompanying notes to combined financial statements.

                               THE BIOCLIN GROUP

                       COMBINED STATEMENTS OF OPERATIONS


                 NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995


                                 (IN THOUSANDS)

                                  (UNAUDITED)


                                                                            NINE MONTHS ENDED
                                                                              SEPTEMBER 30,
                                                                           -------------------
                                                                            1996        1995
                                                                           -------     -------
Gross revenues...........................................................  $13,621      13,256
Less reimbursed costs....................................................   (4,466)     (2,224)
                                                                           --------    --------
     Net revenues........................................................    9,155      11,032
                                                                           --------    --------
Operating costs and expenses:
  Direct costs...........................................................    5,061       7,296
  Selling, general and administrative....................................    3,453       3,112
  Depreciation and amortization..........................................      328         343
                                                                           --------    --------
                                                                             8,842      10,751
                                                                           --------    --------
  Income from operations.................................................      313         281
Other income (expense):
  Interest income........................................................       44          65
  Interest expense.......................................................     (544)       (536)
  Foreign currency gain (loss), net......................................       91        (219)
  Other..................................................................      115         (13)
                                                                           --------    --------
                                                                              (294)       (703)
                                                                           --------    --------
     Income (loss) before income taxes...................................       19        (422)
Income tax expense.......................................................        5          61
                                                                           --------    --------
     Net income (loss)...................................................  $    14        (483)
                                                                           ========    ========


See accompanying notes to combined financial statements.

                               THE BIOCLIN GROUP


                COMBINED STATEMENTS OF STOCKHOLDERS' DEFICIENCY



                      NINE MONTHS ENDED SEPTEMBER 30, 1996


                                 (IN THOUSANDS)


                                  (UNAUDITED)


                                                              COMMON
                    SERIES I                                  STOCK,                                                        NET
                   REDEEMABLE,                                BIOCLIN                                                    UNREALIZED
                  NONCUMULATIVE                  COMMON    INSTITUTE OF                FOREIGN    EMPLOYEE                GAIN ON
                    PREFERRED       COMMON       STOCK,      CLINICAL     ADDITIONAL   CURRENCY    STOCK                 MARKETABLE
                     STOCK,         STOCK,       BIOCLIN   PHARMACOLOGY    PAID-IN    TRANSLATION PURCHASE  ACCUMULATED     DEBT
                  BIOCLIN, INC.  BIOCLIN, INC.  EUROPE AG      GMBH        CAPITAL    ADJUSTMENT   LOANS      DEFICIT    SECURITIES
                  -------------  -------------  ---------  -------------  ----------  ----------  --------  -----------  ----------
Balance, December
 31, 1995........      $ 1             --          105           86           125        (409)       (93)     (10,233)       77
 Translation
  adjustment.....       --             --           --           --            --         270         --           --        --
 Cash received on
   employee stock
   purchase
   loans.........       --             --           --           --            --          --          7           --        --
 Net income......       --             --           --           --            --          --         --           14        --
                        --             --                        --                                                          --
                                                   ---                        ---       -----       ----     --------
Balance,
 September 30,
 1996............      $ 1             --          105           86           125        (139)       (86)     (10,219)       77
                        ==             ==          ===           ==           ===       =====       ====     ========        ==


                       TOTAL
                   STOCKHOLDERS'
                    DEFICIENCY
                   -------------
Balance, December
 31, 1995........     (10,341)
 Translation
  adjustment.....         270
 Cash received on
   employee stock
   purchase
   loans.........           7
 Net income......          14

                     --------
Balance,
 September 30,
 1996............     (10,050)
                     ========


See accompanying notes to combined financial statements.

                               THE BIOCLIN GROUP

                       COMBINED STATEMENTS OF CASH FLOWS


                 NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995


                                 (IN THOUSANDS)

                                  (UNAUDITED)



                                                                             NINE MONTHS ENDED
                                                                               SEPTEMBER 30,
                                                                             -----------------
                                                                              1996       1995
                                                                             ------     ------
Cash flows from operating activities:
  Net income (loss)........................................................  $   14       (483)
  Adjustments to reconcile net income (loss) to net cash provided by (used
     in) operating activities:
     Noncash items:
       Depreciation and amortization.......................................     328        343
       Gain on disposal of assets..........................................     (27)        --
       Foreign currency transaction (gain) loss............................     (91)       219
     Change in operating assets and liabilities:
       Increase in trade accounts receivable...............................    (920)      (575)
       Increase in prepaid expenses and other current assets...............    (205)      (242)
       Increase in other assets............................................    (638)       (87)
       Decrease in accounts payable........................................     753         26
       Increase (decrease) in accrued expenses.............................    (177)     1,525
       Increase (decrease) in deferred revenues............................   1,052       (874)
       Increase (decrease) in other liabilities............................      89       (171)
                                                                             -------    -------
                                                                                  -          -
     Net cash provided by (used in) operating activities...................     178       (319)
                                                                             -------    -------
                                                                                  -          -
Cash flows from investing activities:
  Purchases of property and equipment......................................    (540)      (261)
  Proceeds from disposals of property and equipment........................      34         --
                                                                             -------    -------
                                                                                  -          -
     Net cash used in investing activities.................................    (506)      (261)
                                                                             -------    -------
                                                                                  -          -
Cash flows from financing activities:
  Proceeds from short-term borrowings......................................   1,389        313
  Principal payments on short-term borrowings..............................  (1,102)      (433)
  Payments received on employee stock purchase loans.......................       7         --
                                                                             -------    -------
                                                                                  -          -
     Net cash provided by (used in) financing activities...................     294       (120)
                                                                             -------    -------
                                                                                  -          -
Effect of exchange rate changes on cash....................................     (83)        42
Net decrease in cash.......................................................    (117)      (658)
Cash, beginning of period..................................................   1,126        995
                                                                             -------    -------
                                                                                  -          -
Cash, end of period........................................................  $1,009        337
                                                                             ========   ========
Supplemental disclosure of cash flow information:
  Cash paid during the period for:
     Interest..............................................................  $  278        561
     Income taxes..........................................................      67          5
                                                                             ========   ========
Noncash investing and financing activities:
  Unrealized gain on marketable debt securities............................  $   77         72
                                                                             ========   ========


See accompanying notes to combined financial statements.

                               THE BIOCLIN GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS


                          SEPTEMBER 30, 1996 AND 1995


                                  (UNAUDITED)

Note 1. BASIS OF PRESENTATION

     The combined financial statements of the BioClin Group (the Bioclin Group) include the accounts of BioClin, Inc. (BioClin U.S.), BioClin Europe AG (BioClin Europe), BioClin Europe's wholly-owned subsidiaries BioClin AG (BioClin Cham) and Merlick C.V. (Merlick), BioClin Europe's majority-owned subsidiaries BioClin GmbH (BioClin Germany), Kilmer N.V. (Kilmer) and BioClin Institute of Clinical Pharmacology GmbH (BioClin Institute). The accounts have been combined due to the common ownership of the companies and in contemplation of the proposed transaction with DNX Corporation which is more fully described in Note 2.


     In the opinion of the Bioclin Group's management, the accompanying unaudited combined financial statements include all significant adjustments (consisting only of normal recurring adjustments) necessary to fairly state the Bioclin Group's combined financial position as of September 30, 1996, and the combined results of operations and cash flows for the nine month periods ended September 30, 1996 and 1995. The accompanying combined financial statements should be read in conjunction with the combined financial statements and notes thereto for the year ended December 31, 1995 included elsewhere herein.



     The nine-month interim results are not necessarily indicative of the results to be expected for the full year.


Note 2. PROPOSED TRANSACTION WITH DNX CORPORATION


     On August 19, 1996, DNX Corporation announced that it had entered into agreements ("Transaction Agreements") providing for the acquisition of all of the outstanding capital stock of, or equity interest in, the BioClin Group companies in exchange for 2,632,600 shares of DNX Corporation Common Stock (the "Proposed Transaction"). The Proposed Transaction has been structured, and the legal agreements have been drafted, in a manner intended to qualify the Proposed Transaction for pooling-of-interests accounting treatment. Pursuant to the Transaction Agreements, the closing of the Proposed Transaction is subject to a number of conditions including DNX Corporation stockholder approval and regulatory approvals. The Proposed Transaction is expected to close late in the fourth quarter of fiscal 1996.


Note 3. CUSTOMER INFORMATION


     For the nine months ended September 30, 1996, net revenues from three customers aggregated approximately $6,408,000 or 70% of the BioClin Group's total net revenues.



     During 1993, the Bioclin Group entered into a significant contract with a customer to provide worldwide clinical research and data management services through its U.S. and European companies. In 1995, the scope of the contract was expanded significantly in that the number of patients and level of data management services to be performed was increased, and the contract is scheduled to extend into future years. This single contract provided the Bioclin Group with approximately $3,975,000 in net revenues for the nine months ended September 30, 1996.



     In 1995, the Bioclin Group terminated its relationship with Virginia Commonwealth University, which performed Phase I and analytical services on behalf of the BioClin Group in the United States. The combined statements of operations include net revenues related to these services in the amount of approximately $3,369,000 for the nine months ended September 30, 1995. There was no revenue related to these services in 1996.

                                                                      APPENDIX A
                                                      VECTOR SECURITIES
                                                      INTERNATIONAL, INC.
                                                      1751 LAKE COOK ROAD, SUITE
                                                      350
                                                      DEERFIELD, ILLINOIS 60015

                                                      TELEPHONE (847) 940-1970
                                                      FAX (847) 940-0774

                                            OCTOBER 1, 1996

The Board of Directors
DNX Corporation
575 Route 28
Raritan, NJ 08869

Members of the Board:

     We understand that DNX Corporation, a Delaware corporation ("DNX"), has agreed to acquire all of the outstanding capital stock of, or equity interests in, BioClin Inc., a Delaware corporation ("BioClin U.S."), BioClin Europe AG, a Swiss corporation, BioClin GmbH, a Germany corporation, and Kilmer N.V., a Netherlands Antilles corporation (collectively, "BioClin Europe"), BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute" and together with BioClin U.S. and BioClin Europe, the "BioClin Group") pursuant to a Merger Agreement, dated as August 19, 1996 among DNX, DNX Acquisition Corporation, a Delaware corporation, Dr. Jack Barbut ("Barbut"), Alec Hackel ("Hackel"), Dr. John Christian Jensen ("Jensen"), Sherby N.V., a Netherlands Antilles corporation, and BioClin U.S., a Share Exchange Agreement, dated as of August 19, 1996, among DNX, Dr. Gerald R. Rittershaus, as Trustee (the "Trustee"), Barbut, Hackel, Jensen and BioClin Institute, and a Share Exchange Agreement, dated as of August 19, 1996 among DNX, Manfred Wissman, as Trustee, the Trustee, Barbut, Hackel, Jensen, Bettina Donhardt, Christian Dune-Kraatz and BioClin Europe (such agreements collectively referred to as, the "Transaction Agreements").

     Under the terms and conditions of the Transaction Agreements, the Company, will, among other things, acquire (the "Transaction") all of the outstanding capital stock of, or equity interests in, the BioClin Group in consideration and exchange for the issuance of an aggregate of 2,632,600 shares of the common stock, par value $.0l per share, of DNX (the "Aggregate Consideration"). The terms and conditions of the Transaction are more fully set forth in the Transaction Agreements.

     You have requested our opinion as investment bankers with respect to the fairness, as of the date hereof, from a financial point of view, to DNX of the Aggregate Consideration to be paid by DNX in connection with the Transaction.

     In arriving at our opinion, we, among other things: (i) reviewed the Transaction Agreements; (ii) held discussions with certain members of the management of DNX and the BioClin Group concerning their respective businesses, operations and prospects, as well as other matters we believe relevant to our inquiry; (iii) visited the facilities of DNX and the BioClin Group; (iv) reviewed certain business and financial information of DNX and the Bioclin Group, including financial forecasts, prepared and provided by the respective managements of DNX and the BioClin Group; (v) compared certain financial data of DNX and the BioClin Group with such other publicly traded companies as we deemed reasonably comparable; (vi) compared the financial terms of the Transaction with those of other transactions which we deemed reasonably comparable; (vii) reviewed the pro forma impact of the Transaction on DNX's financial results and condition; (viii) reviewed certain documents filed by DNX with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; (ix) reviewed the price and trading history of the common stock of DNX; and (x) performed such other studies, analyses and investigations as we deemed appropriate.

     In connection with our opinion, we neither attempted independently to verify nor assumed any responsibility for independent verification of any information publicly available or supplied or otherwise made
     VECTOR
     SECURITIES
     INTERNATIONAL
available to us regarding DNX and the BioClin Group and we have assumed and relied on such information being accurate and complete in all respects. We have not made or obtained, or assumed any responsibility for making or obtaining, any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of DNX or the BioClin Group, nor have we been furnished any such evaluations or appraisals. With respect to the financial projections of DNX and the BioClin Group referred to above, we have assumed that they have been reasonably prepared on bases reflecting the best available estimates and judgments of the management of DNX and the BioClin Group as to the future financial performance of DNX and the BioClin Group, respectively, and that DNX and the BioClin Group will perform substantially in accordance with such projections. We assume no responsibility for and express no view as to such forecasts or the assumptions under which they were prepared. We have also taken into account our assessment of general economic, market and financial conditions and our knowledge of the contract research organization (CRO) industry, as well as our experience in connection with similar transactions and securities valuation generally. Our conclusions are based solely on information available to us on or before the date hereof and reflect economic, market, and other conditions as of such date. It should be understood that, although subsequent developments may affect this opinion, we assume no responsibility and do not have any obligation to update, revise, or reaffirm this opinion. In rendering our opinion, we have assumed that the Transaction will qualify as a "pooling of interests" under the United States generally accepted accounting principles. We also assumed that the Transaction will be consummated on the terms described in the Transaction Agreements, without any material waiver of or modification by DNX or the BioClin Group, and that obtaining any necessary regulatory approvals for the transaction will not have an adverse effect on DNX or the BioClin Group.

     We are familiar with DNX, having acted as its financial advisor in connection with the Transaction, for which we will receive a fee, substantially all of which is contingent on the closing of the transactions contemplated by the Transaction Agreements. In addition, DNX has agreed to indemnify us for certain liabilities arising out of our advisory services and the rendering of this opinion. Vector Securities International, Inc. is a full service securities firm, and in the course of its normal trading activities may from time to time effect transactions and hold positions in securities of DNX.

     Our opinion set forth below is directed to the Board of Directors of DNX and does not address DNX's underlying business decision to effect the Transaction or constitute a recommendation to the Board of Directors or any stockholder of DNX with respect to the approval of the Transaction. Our opinion is not to be reproduced, quoted or published in any manner without our prior written consent, except that this letter may be reproduced in full in the proxy statement to be filed with the Securities and Exchange Commission in connection with the Transaction.

     On the basis of and subject to the foregoing, including the various assumptions and limitations set forth herein, and based upon such other matters as we consider relevant, it is our opinion as of the date hereof that the Aggregate Consideration to be paid by DNX in connection with the Transaction is fair to DNX from a financial point of view.

                                        Very truly yours,

                                        VECTOR SECURITIES INTERNATIONAL, INC.

                                        LOGO
                                        Shahab Fatheazam
                                        Managing Director

                                                                      APPENDIX B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                MERGER AGREEMENT

                                     AMONG

                                DNX CORPORATION
                           (A DELAWARE CORPORATION),

                          DNX ACQUISITION CORPORATION
                           (A DELAWARE CORPORATION),

                                DR. JACK BARBUT,

                                  ALEC HACKEL,

                           DR. JOHN CHRISTIAN JENSEN,

                                  SHERBY N.V.
                      (A NETHERLANDS ANTILLES CORPORATION)

                                      AND

                                 BIOCLIN, INC.
                            (A DELAWARE CORPORATION)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Recitals................................................................................    1
ARTICLE I  DEFINITIONS..................................................................    2
ARTICLE II  THE MERGER..................................................................    7
     2.1.   The Merger..................................................................    7
     2.2.   The Closing.................................................................    7
     2.3.   Effective Time..............................................................    7
     2.4.   Certificate of Incorporation and By-Laws of
            Surviving Corporation.......................................................    7
     2.5.   Directors and Officers of Surviving Corporation.............................    7
     2.6.   Conversion of Securities....................................................    7
     2.7.   Dissenting Company Shares...................................................    8
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF ACQUIROR.................................    8
     3.1.   Authorization, Validity and Effect..........................................    8
     3.2.   Acquiror Shares.............................................................    9
     3.3.   Conflicts; Defaults.........................................................    9
     3.4.   Exchange Act Filings........................................................    9
     3.5.   Absence of Material Adverse Changes.........................................    9
     3.6.   Taxes.......................................................................    9
     3.7.   Legal Proceedings; Orders...................................................   10
     3.8.   Absence Of Certain Changes and Events.......................................   10
     3.9.   Contracts; No Defaults......................................................   11
     3.10.  Insurance...................................................................   11
     3.11.  Environmental Matters.......................................................   11
     3.12.  Labor Relations; Compliance.................................................   11
     3.13.  Intellectual Property.......................................................   12
     3.14.  Disclosure..................................................................   12
     3.15.  Brokers and Finders.........................................................   12
ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF PARENT
                 REGARDING PARENT AND THE PARENT SHARES.................................   12
     4.1.   Authorization, Validity and Effect..........................................   12
     4.2.   Consents and Approvals; No Violation........................................   12
     4.3.   Title and Power.............................................................   12
     4.4.   Litigation..................................................................   13
ARTICLE V  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
                THE INTEREST HOLDERS WITH RESPECT TO THE COMPANY........................   13
     5.1.   Organization, Authority and Authorization...................................   13
     5.2.   Consents and Approvals; No Violation........................................   13
     5.3.   Title and Power.............................................................   13
     5.4.   Capitalization of the Company; Subsidiaries.................................   13
     5.5.   Company Financial Statements................................................   14
     5.6.   Books and Records...........................................................   14
     5.7.   Reports.....................................................................   14
     5.8.   Absence of Material Adverse Changes.........................................   14
     5.9.   Title to Properties; Encumbrances...........................................   14
     5.10.  Condition and Sufficiency of Assets.........................................   15
     5.11.  Accounts Receivable.........................................................   15
     5.12.  No Undisclosed Liabilities..................................................   15
     5.13.  Taxes.......................................................................   15
     5.14.  Compliance with Legal Requirements; Governmental Authorizations.............   16

                                                                                          PAGE
                                                                                          ----
     5.15.  Legal Proceedings; Orders...................................................   17
     5.16.  Absence Of Certain Changes and Events.......................................   17
     5.17.  Contracts; No Defaults......................................................   18
     5.18.  Insurance...................................................................   20
     5.19.  Environmental Matters.......................................................   20
     5.20.  Employees...................................................................   21
     5.21.  Labor Relations; Compliance.................................................   22
     5.22.  Intellectual Property.......................................................   22
     5.23.  Certain Payments............................................................   24
     5.24.  Disclosure..................................................................   25
     5.25.  Relationships with Related Persons..........................................   25
     5.26.  Brokers and Finders.........................................................   25
     5.27.  Employee Benefit Plans......................................................   25
     5.28.  Investment Intent; Accredited Investor......................................   26
ARTICLE VI  CONDUCT OF BUSINESS PRIOR TO THE CLOSING....................................   26
     6.1.   Conduct Prior to Closing....................................................   26
     6.2.   Consents and Approvals......................................................   27
     6.3.   Bookkeeping, Accounting and Financial Reporting
            Capabilities................................................................   28
ARTICLE VII  ADDITIONAL AGREEMENTS......................................................   28
     7.1.   Current Information.........................................................   28
     7.2.   Access and Investigation....................................................   29
     7.3.   Effect of Investigations....................................................   29
     7.4.   Press Releases, Etc.........................................................   29
     7.5.   Acquisition Proposals.......................................................   29
     7.6.   Notification of Certain Matters.............................................   29
     7.7.   Customers...................................................................   31
     7.8.   Preservation of Relationships...............................................   31
     7.9.   Resale; Legends.............................................................   31
     7.10.  Pooling Treatment...........................................................   31
     7.11.  Shareholder Approval; Proxy Statement.......................................   31
ARTICLE VIII  CONDITIONS................................................................   32
     8.1.   Conditions to Each Party's Obligation to Consummate the Closing.............   32
     8.2.   Conditions to Obligation of Acquiror and Sub to Consummate the Closing......   32
     8.3.   Conditions to Obligation of Parent, the Company and the Interest Holders to
            Consummate the Closing......................................................   33
ARTICLE IX  TERMINATION.................................................................   34
     9.1.   Termination.................................................................   34
     9.2.   Effect of Termination.......................................................   34

                                                                                          PAGE
                                                                                          ----
ARTICLE X  GENERAL PROVISIONS...........................................................   35
     10.1.  Survival of Representations, Warranties and Agreements......................   35
     10.2.  Expenses....................................................................   35
     10.3.  Confidentiality.............................................................   35
     10.4.  Notices.....................................................................   35
     10.5.  Jurisdiction; Service of Process............................................   37
     10.6.  Further Assurances..........................................................   37
     10.7.  Waiver......................................................................   37
     10.8.  Entire Agreement and Modification...........................................   37
     10.9.  Assignments, Successors, and No Third-Party Rights..........................   37
     10.10. Severability................................................................   38
     10.11. Section Headings, Construction..............................................   38
     10.12. Governing Law...............................................................   38
     10.13. Specific Performance........................................................   38
     10.14. Counterparts................................................................   38
EXHIBITS
     A-1    Employment Agreement between Acquiror and Dr. Jack Barbut
     A-2    Consulting Agreement between Acquiror and Dr. Jack Barbut
     A-3    Employment Agreement between Acquiror and Dr. J. Chris Jensen
     B      Stockholders' Agreement

                                MERGER AGREEMENT

     This Merger Agreement (this "Agreement") made as of the 19th day of August, 1996 by and among DNX Corporation, a Delaware corporation ("Acquiror"), with its principal offices at 575 Route 28, Raritan, New Jersey, DNX Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Acquiror ("Sub"), Dr. Jack Barbut whose address is c/o Piper & Marbury, L.L.P., 1251 Avenue of the Americas, New York, New York 10020-1104 ("Barbut"), Alec Hackel whose address is Flueliweg 3, 6045 Meggen, Switzerland ("Hackel"), Dr. John Christian Jensen whose address is Bohlstrasse 9a, 6300 Zug, Switzerland ("Jensen," collectively with Barbut and Hackel, the "Interest Holders"), as the holders of all of the equity interests of Sherby N.V., a Netherlands Antilles corporation ("Parent"), as controlling stockholder of the Company, Parent and BioClin, Inc., a Delaware corporation (the "Company").

                                    RECITALS

     A. Hackel, Barbut and Jensen hold equity interests in Parent (the "Parent Shares"), which constitute all of the equity interests in Parent.

     B. Parent holds 6 shares of the Common Stock, par value $0.01 per share, of the Company (the "Company Common") and 91 shares of Series I Preferred Stock, par value $0.01 per share, of the Company (the "Company Preferred" and, together with the Company Common, collectively, the "Company Shares"), representing 97% of the outstanding capital stock and voting power of the Company.

     C. Dr. William H. Barr ("Barr") owns 3 shares of Company Common, representing the remaining 3% of the outstanding capital stock and voting power of the Company and each of Ms. Martha Lee Reynolds and Mr. Barry Dvorchik (collectively, the "Employee Rightholders") possess a contractual right to purchase 1% of the outstanding capital stock of the Company (each a "Right," and collectively, the "Rights"):

     D. Acquiror, Sub and the Company desire to effect a merger of Sub with and into the Company pursuant to the terms and provisions of this Agreement and the General Corporation Law of the State of Delaware (the "DGCL").

     E. The respective Boards of Directors of the Company, Parent, Sub and Acquiror have determined that it is advisable and in the best interests of each corporation that Sub merge with and into the Company upon the terms and subject to the conditions provided herein.

     F. The Board of Directors of Acquiror has, by resolution duly adopted, approved this Agreement and directed that it be executed by the undersigned officer and that it be submitted to a vote of Acquiror's stockholders.

     G. The Board of Directors of Sub has, by resolution duly adopted, approved this Agreement and directed that it be executed by the undersigned officer.

     H. The Board of Directors of Parent has, by resolution duly adopted, approved this Agreement and directed that it be executed by the undersigned officer.

     I. The Board of Directors of the Company has, by resolution duly adopted, approved this Agreement and directed that it be executed by the undersigned officer and that it be submitted to a vote of the Company's stockholders by means of a written consent in lieu of a meeting.

     J. As a condition hereto and simultaneously herewith, Acquiror shall purchase and acquire all of the issued and outstanding capital stock or equity interests of BioClin Europe AG, a Swiss corporation, BioClin GmbH, a German corporation, and Kilmer N.V., a Netherlands Antilles corporation (collectively, "BioClin/ Europe"), and BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute" and collectively with BioClin/Europe, the "BioClin Affiliates").

     K. Acquiror, Sub, the Interest Holders, Parent and the Company wish to enter into this Agreement for the purpose of making certain representations and warranties to each other and entering into certain other obligations in favor of each other.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that Sub shall be merged with and into the Company and that the terms and conditions of the Merger, the mode of carrying the Merger into effect, the manner of converting securities in connection with the Merger and certain other provisions relating thereto shall be as hereinafter set forth.

                                   ARTICLE I

                                  DEFINITIONS

     For purposes of this Agreement, the following terms have the meanings specified or referred to in this Article I:

     "Acquiror" has the meaning given in the first paragraph of this Agreement.

     "Accounts Receivable" has the meaning given in Section 5.11.

     "Acquiror's Advisors" has the meaning given in Section 7.2.

     "Acquiror Common Stock" has the meaning given in Section 2.6(a).

     "Acquiror Letter" means the disclosure letter delivered by Acquiror to the Interest Holders concurrently with the execution and delivery of this Agreement.

     "Acquiror Shares" has the meaning given in Section 2.6(a).

     "Affiliate" of a specified Person is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     "Agreement" has the meaning given in the first paragraph of this Agreement.

     "Applicable Contract" means any Contract (a) under which the Company has or may acquire any rights, (b) under which the Company has or may become subject to any obligation or liability, or (c) by which the Company or any of the assets owned or used by it is or may become bound.

     "Balance Sheet" has the meaning given in Section 5.5.

     "Barbut" has the meaning given in the first paragraph of this Agreement.

     "Barr" has the meaning given in the Recitals of this Agreement.

     "BioClin Affiliates" has the meaning given in the Recitals of this Agreement.

     "BioClin/Europe" has the meaning given in the Recitals of this Agreement.

     "BioClin Institute" has the meaning given in the Recitals of this Agreement.

     "Business Day" means any day on which banks are generally open to conduct business in New York, New York.

     "CERCLA" has the meaning given in the definition of Environmental, Health, and Safety Liabilities in this Agreement.

     "Closing" has the meaning given in Section 2.2.

     "Closing Date" has the meaning given in Section 2.2.

     "Common Acquiror Shares" has the meaning given in Section 2.6(a).

     "Company" has the meaning given in the first paragraph of this Agreement.

     "Company Common" has the meaning given in the Recitals of this Agreement.

     "Company Preferred" has the meaning given in the Recitals of this Agreement.

     "Company Reports" has the meaning given in Section 5.7.

     "Company Shares" has the meaning given in the Recitals of this Agreement.

     "Competing Business" has the meaning given in Section 5.25.

     "Consent" means any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

     "Consideration" has the meaning given in Section 2.6(b).

     "Contract" means any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding.

     "Copyrights" has the meaning given in Section 5.22(a).

     "CRAs" has the meaning given in Section 5.17(a)(ix).

     "DGCL" has the meaning given in the Recitals of this Agreement.

     "Disclosure Letter" means the disclosure letter delivered by the Interest Holders to Acquiror concurrently with the execution and delivery of this Agreement.

     "Dissenting Shares" has the meaning given in Section 2.7.

     "Effective Time" has the meaning given in Section 2.3.

     "Employee Acquiror Shares" has the meaning given in Section 2.6(e).

     "Employee Rightholders" has the meaning given in the Recitals of this Agreement.

     "Employment Agreements" means collectively the Employment Agreements to be entered at the Closing by and between Acquiror and each of Barbut and Jensen, in substantially the form attached hereto as Exhibits A-1 and A-2.

     "Encumbrance" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

     "Environment" means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

     "Environmental, Health, and Safety Liabilities" means any cost, damages, expense, liability, obligation, or other responsibility arising from or under Environmental Law or Occupational Safety and Health Law and consisting of or relating to: (a) any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products); (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law; (c) financial responsibility under Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or (d) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Health Law. The terms "removal," "remedial," and "response action" include the types of activities covered by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. sec. 9601 et seq., as amended ("CERCLA").

     "Environmental Law" means any Legal Requirement that requires or relates to: (a) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the Environment; (b) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment; (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated; (d) assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of; (e) protecting resources, species, or ecological amenities; (f) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances;
(g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "Exchange Act" has the meaning given in Section 3.4.

     "Facilities" means any real property, leaseholds or other interests currently or formerly owned or operated by the Company and any buildings, plants, structures or equipment currently or formerly owned or operated by the Company.

     "Governmental Authorization" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

     "Governmental Body" means any: (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (d) multi-national organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     "Hackel" has the meaning given in the first paragraph of this Agreement.

     "Hazardous Activity" means the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment, or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about, or from the Facilities or any part thereof into the Environment, and any other act, business, operation, or thing that increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property on or off the Facilities, or that may affect the value of the Facilities or the Acquired Companies.

     "Hazardous Materials" means any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

     "Intellectual Property Assets" has the meaning given in Section 5.22(a).

     "Interest Holders" has the meaning given in the first paragraph of this Agreement.

     "IRC" has the meaning given in the definition of "Tax Laws" in Article I.

     "IRS" has the meaning given in the definition of "Tax Laws" in Article I.

     "Jensen" has the meaning given in the first paragraph of this Agreement.

     "Knowledge" has the meaning given in Section 7.6(e).

     "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

     "Marks" has the meaning given in Section 5.22(a).

     "Merger" has the meaning given in Section 2.1(a).

     "Occupational Safety and Health Law" means any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

     "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

     "Parent" has the meaning given in the first paragraph of the Agreement.

     "Patents" has the meaning given in Section 5.22(a).

     "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

     "Preferred Acquiror Shares" has the meaning given in Section 2.6(a).

     "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

     "Proprietary Rights Agreement" has the meaning given in Section 5.20(b).

     "Proxy Statement" has the meaning given in Section 7.11(a).

     "Related Person" means (i) with respect to a particular individual: (a) each other member of such individual's Family; (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family; (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity); and (ii) with respect to a specified Person other than an individual: (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (b) any Person that holds a Material Interest in such specified Person; (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity); (d) any Person in which such specified Person holds a Material Interest; (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (f) any Related Person of any individual described in clause (b) or (c). For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse and former spouses, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and
(b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 5% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 5% of the outstanding equity securities or equity interests in a Person.

     "Release" means any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping, or other releasing into the Environment, whether intentional or unintentional.

     "Report Date" has the meaning given in the Stockholders' Agreement.

     "Representative" means, with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

     "Right" has the meaning given in the Recitals of this Agreement.

     "SEC" has the meaning given in Section 3.4.

     "SEC Documents" has the meaning given in Section 3.4.

     "Securities Act" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

     "Stockholders' Agreement" means the Stockholders' Agreement to be entered into at the Closing by, among others, Acquiror, the Interest Holders, Sherby N.V., Martha Lee Reynolds, Barry Dvorchik, Christine Dune-Kraatz, Dr. Gerald Rittershaus, acting solely in his capacity as trustee (the "Employee Trustee") pursuant to a Trust Agreement between the Employee Trustee and Christine Dune-Kraatz, and Bettina Donhardt, in substantially the form attached hereto as Exhibit B.

     "Stockholders Meeting" has the meaning given in Section 7.11(b).

     "Sub" has the meaning given in the first paragraph of this Agreement.

     "Sub Shares" has the meaning given in Section 2.6(c).

     "Subsidiary" means, with respect to any Person, any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Company.

     "Surviving Corporation" has the meaning given in Section 2.1(a).

     "Surviving Shares" has the meaning given in Section 2.6(c).

     "Taxes" means, to the extent applicable to any party hereto, all U.S. or foreign and all state, municipal and local taxes, charges, fees, levies or other assessments of whatever kind or nature, including without limitation, all net income, gross income, gross receipts, sales, value added, use, services, ad valorem, occupation, transfer, franchise, capital stock, profits, license, withholding, payroll, employment, unemployment, excise, estimated, severance, stamp, occupancy or property taxes, custom duties, assessments or governmental fiscal charges of any kind whatever (together with any interest, penalty, or addition to tax).

     "Taxing Authority" means, to the extent applicable to any party hereto, the United States Internal Revenue Service (the "IRS") or any successor agency, and, to the extent applicable to any party hereto, any similar foreign, state, municipal or local Governmental Body.

     "Tax Laws" means, to the extent applicable to any party hereto, the Internal Revenue Code of 1986, as amended (the "IRC"), and regulations issued by the IRS thereunder, or any successor law or regulations, and, to the extent applicable to any party hereto, any similar foreign, state, municipal or local laws and regulations.

     "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

     "Threat of Release" means a substantial likelihood of a Release that may require action in order to prevent or mitigate damage to the Environment that may result from such Release.

     "Trade Secrets" has the meaning given in Section 5.22(a).

     "U.S. GAAP" has the meaning given in Section 3.4.

                                   ARTICLE II

                                   THE MERGER

     2.1. The Merger. (a) On the terms and subject to the conditions of this Agreement, at the Effective Time, Sub will be merged with and into the Company in accordance with this Agreement and the applicable provisions of the DGCL, and the separate corporate existence of Sub will thereupon cease (the "Merger"). The Company will be the surviving corporation in the Merger (as such, the "Surviving Corporation").

     (b) At the Effective Time, the corporate existence of the Company with all its rights, privileges, powers and franchises will continue unaffected and unimpaired by the Merger. The Merger will have the effects specified in this Agreement and the DGCL.

     2.2. The Closing. The closing (the "Closing") of the transactions contemplated by this Agreement will take place at the New York offices of Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, at 10:00 a.m., local time, on such date within five Business Days following the date on which the last of the conditions (excluding conditions that by their terms cannot be satisfied until the Closing Date) set forth in Article VIII is satisfied or waived in accordance herewith or at such other place, time or date as the parties may agree upon in writing. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     2.3. Effective Time. On the Closing Date, Sub and the Company will cause a certificate of merger to be filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL. Upon completion of such filing, the Merger will become effective in accordance with the DGCL. The time and date on which the Merger becomes effective is herein referred to as the "Effective Time."

     2.4. Certificate of Incorporation and By-Laws of Surviving
Corporation. (a) The certificate of incorporation of the Surviving Corporation to be in effect from and after the Effective Time until amended in accordance with its terms and the DGCL will be the certificate of incorporation of Sub immediately prior to the Effective Time, as amended and restated.

     (b) The by-laws of the Surviving Corporation to be in effect from and after the Effective Time until amended in accordance with their terms and the DGCL will be the by-laws of Sub immediately prior to the Effective Time, as amended and restated.

     2.5. Directors and Officers of Surviving Corporation. (a) The members of the initial Board of Directors of the Surviving Corporation will be the members of the Board of Directors of Sub immediately prior to the Effective Time. All of the members of the Board of Directors of the Surviving Corporation will serve until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the by-laws of the Surviving Corporation.

     (b) The officers of the Surviving Corporation will consist of the officers of Sub immediately prior to the Effective Time. Such persons will continue as officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the by-laws of the Surviving Corporation.

     2.6. Conversion of Securities. (a) At the Effective Time, (i) each share of Company Common issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into 6,450 shares (the "Common Acquiror Shares") of Common Stock, par value $0.01 per share, of Acquiror (the "Acquiror Common Stock") and
(ii) each share of Company Preferred issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action the part of the holder thereof, be converted into 6,450 shares of Acquiror

Common Stock (the "Preferred Acquiror Shares," and together with the Common Acquiror Shares and the Employee Acquiror Shares, collectively, the "Acquiror Shares").

     (b) All Company Shares to be converted into Acquiror Shares pursuant to
Section 2.6(a) will, by virtue of the Merger and without any action on the part of the holders thereof, cease to be outstanding, be cancelled and retired and cease to exist, and each holder of a certificate previously representing any such Company Shares will thereafter cease to have any rights with respect to such Company Shares, except the right to receive for each of the Company Shares, upon the surrender of such certificate, the number of Acquiror Shares specified above (together with the number of Employee Acquiror Shares specified in 2.6(e), collectively, the "Consideration").

     (c) At the Effective Time, each share of common stock, par value $0.01 per share, of Sub (the "Sub Shares") issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation (the "Surviving Shares"), with the result that the Surviving Corporation will be a wholly-owned subsidiary of Acquiror.

     (d) All Sub Shares to be converted into Surviving Shares pursuant to Section (c) will, by virtue of the Merger and without any action on the part of the holders thereof, cease to be outstanding, be cancelled and retired and cease to exist, and each holder of a certificate previously representing any such Sub Shares will thereafter cease to have any rights with respect to such Sub Shares, except the right to receive for each of the Sub Shares, upon the surrender of such certificate, the number of Surviving Shares specified above.

     (e) At the Effective Time, each of the Employee Rightholders shall, by virtue of the Merger and without any action on their part, and in consideration for his or her Right, receive 6,575 shares (the "Employee Acquiror Shares") of Acquiror Common Stock, and, upon such conversion, each such Right, shall, by virtue of the Merger and without any action on their part, be extinguished.

     (f) At the Closing, Acquiror shall deliver to each holder of the Company Shares and to each Employee Rightholder certificates evidencing the respective number of Acquiror Shares specified in this Section 2.6, subject to the provisions of Section 4.7 of the Stockholders' Agreement and the restrictions on transfer contemplated by Section 7.9 of this Agreement.

     2.7. Dissenting Company Shares.  Notwithstanding the provisions of Section
2.6 or any other provision of this Agreement to the contrary, the Company Shares that are issued and outstanding immediately prior to the Effective Time and are held by stockholders of the Company who have not voted such Company Shares in favor of the adoption of this Agreement and who properly demand appraisal of such Company Shares in accordance with Section 262 of the DGCL (the "Dissenting Shares") will not be converted as provided in Section 2.6 at or after the Effective Time unless and until the holder of such Dissenting Shares fails to perfect or effectively withdraws or loses such right to appraisal and payment under the DGCL. If a holder of Dissenting Shares so fails to perfect or effectively withdraws or loses such right to appraisal and payment, then, as of the Effective Time or the occurrence of such event, whichever last occurs, such holder's Dissenting Shares will be converted into and represent solely the rights provided in Section 2.6.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND SUB

     Acquiror and Sub represent and warrant to the Company, Parent and the Interest Holders as follows:

     3.1. Authorization, Validity and Effect. (a) Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Acquiror has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it, and subject to receipt of necessary shareholder approval with respect to this Agreement and the other agreements with the BioClin Affiliates with respect to the acquisition of all of the equity interests of the BioClin Affiliates, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Acquiror, subject, with respect to this Agreement, to the approval of the stockholders of Acquiror. This Agreement has been duly and validly executed and delivered by Acquiror and, once approved by the stockholders of Acquiror, represents the legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with its terms.

     (b) Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Sub has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Sub. This Agreement has been duly and validly executed and delivered by Sub and represents the legal, valid and binding obligation of Sub, enforceable against Sub in accordance with its terms.

     3.2. Acquiror Shares. Assuming that all required stockholder action has been taken and all conditions set forth in Article VIII have been satisfied or waived, the Acquiror Shares to be issued to holders of Company Shares and the Employee Rightholders hereunder have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable.

     3.3. Conflicts; Defaults. (a) Neither the execution and delivery of this Agreement by Acquiror, nor the performance of its obligations hereunder, will conflict with or constitute a default under any of the terms or provisions of Acquiror's Second Restated Certificate of Incorporation or Second Amended and Restated By-Laws or any material agreement or other material instrument to which Acquiror is a party or by which it or its properties are bound or subject.

     (b) Neither the execution and delivery of this Agreement by Sub, nor the performance of its obligations hereunder, will conflict with or constitute a default under any of the terms or provisions of Sub's Certificate of Incorporation or By-Laws or any material agreement or other material instrument to which Sub is a party or by which it or its properties are bound or subject.

     3.4. Exchange Act Filings. Since December 10, 1991, Acquiror has filed all documents (the "SEC Documents") required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). As of their respective filing dates (and as amended through the date hereof), the SEC Documents complied in all material respects with the requirements of the Exchange Act and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading except to the extent corrected by a subsequently filed SEC Document. The financial statements of Acquiror included in the SEC Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or in the case of unaudited statements, as permitted by Form 10-Q and Regulation S-X of the SEC) and fairly present the consolidated financial position of Acquiror and its consolidated subsidiaries as at the dates thereof and the consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments).

     3.5. Absence of Material Adverse Changes. Except as set forth in Part 3.5 of the Acquiror Letter or in any SEC Document, since March 31, 1996, there has not been any material adverse change in the business, operations, properties, prospects, assets or condition of Acquiror that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act, and no event has occurred or circumstance exists that may result in such a material adverse change that would be required to be disclosed by Acquiror in any such report.

     3.6. Taxes.  (a) Except as set forth in Part 3.6 of the Acquiror Letter,
(i) all Tax Returns with respect to Taxes that were required to be filed by or on behalf of Acquiror at and prior to the date of this Agreement have been duly filed on a timely basis (giving effect to any extensions granted to Acquiror) and are true, correct and complete in all material respects, (ii) all Taxes due with respect to periods covered by the Tax Returns referred to in clause (i) have been paid in full or Acquiror has adequately reserved or made adequate accruals (in accordance with U.S. GAAP) with respect to any such Taxes which are due and payable by Acquiror and Acquiror has not had and will not have any liability for Taxes materially in excess of the amounts so paid or so reserved or accrued, and (iii) Acquiror is not a party to or the subject of any action, investigation or proceeding, exclusive of normal recurring audits, nor, to the knowledge of Acquiror, is any such action, investigation or proceeding threatened, by any Governmental Authority for the assessment or collection of any Taxes and no deficiency notices or reports have been received by Acquiror with respect to any deficiency of Acquiror for any Taxes.

     (b) The statute of limitations for the assessment of U.S. federal income taxes and all state income taxes of Acquiror has expired for each period through December 31, 1990.

     3.7. Legal Proceedings; Orders. (a) Except as set forth in Part 3.7 of the Acquiror Letter or in any SEC Document, since March 31, 1996, no Proceeding has been instituted or threatened by or against Acquiror or that otherwise relates to or may materially affect the business of, or any of the assets owned or used by, Acquiror that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act.

     (b) Except as set forth in Part 3.7 of the Acquiror Letter or in any SEC Document, since March 31, 1996, no Order has arisen or been threatened to which Acquiror or any of the assets owned or used by Acquiror is subject that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act.

     3.8. Absence Of Certain Changes and Events.  Except as set forth in Part
3.8 of the Acquiror Letter or in any SEC Document, since March 31, 1996, Acquiror has conducted its business only in the ordinary course of business and there has not occurred any:

          (a) change in Acquiror's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of Acquiror (other than as contemplated by this Agreement); issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by Acquiror of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

          (b) amendment to the Second Restated Certificate of Incorporation of Acquiror;

          (c) payment or increase by Acquiror of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the ordinary course of business consistent with past practice) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

          (d) adoption of, or increase (except in the ordinary course of business consistent with past practice) in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of Acquiror;

          (e) damage to or destruction or loss of any asset or property of Acquiror, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of Acquiror, taken as a whole;

          (f) entry into, termination of, or receipt of notice of termination of
     (i) any material Contract or any material license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) transaction involving a total remaining commitment by or to Acquiror of at least U.S. $500,000;

          (g) sale (other than sales of inventory in the ordinary course of business), lease, or other disposition of any material asset or property of Acquiror;

          (h) cancellation or waiver of any claims or rights with a value to Acquiror in excess of U.S. $500,000;

          (i) material change in the accounting methods used by Acquiror, except for any change required as a result of a change in U.S. GAAP;

          (j) incurrence or payment of any indebtedness for borrowed money other than pursuant to Acquiror's financing arrangements in existence on March 31, 1996;

          (k) acquisition of any assets or properties or any commitment to do so other than in the ordinary course of business; or

          (l) agreement, whether oral or written, by Acquiror to do any of the foregoing.

     3.9. Contracts; No Defaults. (a) Except as set forth in Part 3.9(a) of the Acquiror Letter, the SEC Documents contain as exhibits all of the material Contracts, other than those entered into by Acquiror subsequent to March 31, 1996, to which Acquiror is a party or by which it or its properties or assets are bound or subject.

     (b) Part 3.9(b) of the Acquiror Letter sets forth a summary schedule of certain of such Contracts produced by Acquiror in the ordinary course of its business which sets forth, among other things, the parties to such Contracts and the amount of the remaining commitment of Acquiror under such Contracts.

     3.10. Insurance.  Except as set forth in Part 3.10 of the Acquiror Letter:

          (i) All insurance policies to which Acquiror is a party or that provide coverage to any of Acquiror or any director or officer of Acquiror:
     (A) to Acquiror's knowledge, are valid, outstanding, and enforceable; (B) are issued by an insurer that is financially sound and reputable; (C) taken together, provide adequate insurance coverage for the assets and the operations of Acquiror for all risks to which Acquiror is normally exposed;
     (D) are sufficient for compliance in all material respects with all Legal Requirements that are or were applicable to Acquiror or to the conduct or operation of its business or the ownership or use of any of its properties or assets and all Contracts to which Acquiror is a party or by which it is bound; (E) will continue in full force and effect following the consummation of the transactions contemplated hereby; and (F) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of Acquiror.

          (ii) Acquiror has not received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any insurance policy is not willing or able to perform its obligations thereunder.

          (iii) Acquiror has paid all premiums due, and has otherwise performed in all material respects all of its obligations, under each insurance policy to which Acquiror is a party or that provides coverage to Acquiror or any director or officer thereof.

          (iv) Acquiror has given notice to the insurer of all claims that may be insured thereby.

     3.11. Environmental Matters. Except as set forth in Part 3.11 of the Acquiror Letter or in any SEC Document, since March 31, 1996, Acquiror has not been in material violation of or liable under, any Environmental Law to an extent that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act.

     3.12. Labor Relations; Compliance. Part 3.12 of the Acquiror Letter sets forth each collective bargaining or other labor contract to which Acquiror is a party or otherwise subject. Since December 10, 1991, there has not been, there is not presently pending or existing, and there is not threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any Proceeding against or affecting Acquiror relating to the alleged material violation of any Legal Requirement applicable to Acquiror pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with any Governmental Body, organizational activity, or other labor or employment dispute against or affecting Acquiror or its premises, or (c) any application for certification of a collective bargaining agent. No event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees by Acquiror, and no such action is contemplated by Acquiror. Acquiror has complied in all material respects with all Legal Requirements applicable to Acquiror relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Acquiror is not liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to materially comply with any of the foregoing Legal Requirements.

     3.13. Intellectual Property. Except as set forth in Part 3.13 of the Acquiror Letter, all intellectual property necessary for the conduct of Acquiror's business as currently conducted has been disclosed in the SEC Documents.

     3.14. Disclosure. No notice given by Acquiror pursuant to Section 7.6 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

     3.15. Brokers and Finders. Except with respect to arrangements with Vector Securities International, Inc., neither Acquiror nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for Acquiror in connection with this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF PARENT
                     REGARDING PARENT AND THE PARENT SHARES

     Parent represents and warrants to Acquiror as follows:

     4.1. Authorization, Validity and Effect. Parent is a corporation duly organized, validly existing and in good standing under the laws of the Netherland Antilles. Parent has all requisite power and authority to carry out its obligations arising in connection with the transactions contemplated by this Agreement. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Parent. This Agreement and all other agreements and documents to be executed and delivered by Parent in connection with this Agreement constitute in all respects the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with their respective terms.

     4.2. Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by Parent and the consummation of the transactions contemplated hereby do not and will not (i) require the advance consent or approval of, or filing with, any person or public authority or (ii) constitute or result in the breach of any provision of, or constitute a default under, the organizational and organic documents of Parent or any material agreement or other material instrument to which Parent is a party or by which it (or the Company Shares) is bound or subject.

     4.3. Title and Power. Parent is the legal owner of 97% of the Company Shares, which, together with the Company Shares owned by Barr, constitute all of the outstanding equity interests of the Company. Good, valid and marketable title to such Company Shares is held by Parent free and clear of any claims, liens, restrictions on transfer or voting or encumbrances. The Company Shares owned by Parent are validly issued, fully paid and non-assessable. Parent has full power and authority to vote the Company Shares owned by it in favor of the adoption of this Agreement and the Merger and to cause the Company to consummate the transactions contemplated by this Agreement. Except as set forth in Part 4.3 of the Disclosure Letter, there are no voting trusts or other agreements or understandings to which Parent is a party with respect to the voting of the equity interests of the Company.

     4.4. Litigation. As of the date of this Agreement, there is no action, suit or proceeding pending against, or to the knowledge of Parent, threatened against or affecting, Parent or any of its Affiliates or any of its properties (including, without limitation, the Company Shares owned by it before any court or arbitrator or any Governmental Body or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

                                   ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
                THE INTEREST HOLDERS WITH RESPECT TO THE COMPANY

     Each of the Company and the Interest Holders hereby jointly and severally represent and warrant to Acquiror that:

     5.1. Organization, Authority and Authorization. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it, and subject to receipt of necessary shareholder approval, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Company, subject, with respect to this Agreement, to the approval of the stockholders of the Company. This Agreement has been duly and validly executed and delivered by the Company and, once approved by the stockholders of the Company, represents the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     (b) The Company has the full corporate power and authority to own its properties and assets, to carry on the Company's business as it is now being conducted and to perform all its obligations under Applicable Contracts and this Agreement. The Company is not required to qualify to do business in any jurisdiction where not already so qualified except where a failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Company. The Company has all Governmental Authorizations required in order to own or lease its properties and assets and to carry on its business as now being conducted in all respects material to the financial condition, business or results of operations of the Company. The Interest Holders have delivered to Acquiror copies of the Certificate of Incorporation of the Company, as currently in effect.

     5.2. Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by the Company and each of the Interest Holders and the consummation of the transactions contemplated hereby do not and will not
(i) require the advance consent or approval of, or filing with, any person or public authority (other than the stockholders of the Company) or (ii) constitute or result in the breach of any provision of, or constitute a default under, the Certificate of Incorporation of the Company or any material agreement or other material instrument to which the Company or any Interest Holder is a party or by which such Person (or the Company Shares or Parent Shares) is bound or subject.

     5.3. Title and Power. Hackel, Barbut and Jensen are the legal owners of the Parent Shares, which constitute all of the equity interests of Parent. Good, valid and marketable title to such equity interests in Parent is held by the Interest Holders free and clear of any claims, liens, restrictions on transfer or voting or encumbrances. Each of the Parent Shares and the Company Shares are validly issued, fully paid and non-assessable. Hackel, Barbut and Jensen have full power and authority to cause Parent to vote the Company Shares owned by it in favor of the adoption of this Agreement and the Merger and to cause the Company to consummate the transactions contemplated hereby.

     5.4. Capitalization of the Company; Subsidiaries. (a) The Company has outstanding 9 shares of Common Stock, par value $0.01 per share, and 91 shares of Series I Preferred Stock, par value $0.01 per share. Parent owns 6 shares of Common Stock and all 91 shares of Series I Preferred Stock. Barr owns 3 shares of Common Stock. Other than the Rights, there are no other equity interests in the Company and no outstanding options, warrants, scrip, rights to subscribe to, calls, commitments or agreements of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, equity interests of the Company. The Company does not hold any treasury shares. Except as set forth in Part 5.4 of the Disclosure Letter, there are no voting trusts or other agreements or understandings to which the Company or the Interest Holders are a party with respect to the voting of the equity interests of the Company.

     (b) The Company does not hold, directly or indirectly, nor is it a member nor does it have any Contract to acquire, any share, equity or other interest in any corporation or limited liability company, partnership, or other entity including silent partnerships, cooperatives and joint ventures.

     5.5. Company Financial Statements. The Company and the Interest Holders have delivered to Acquiror as Part 5.5 of the Disclosure Letter: (i) an unaudited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1994, and the related unaudited combined consolidated statement of income for the fiscal year then ended as well as the fiscal year ended December 31, 1993, and (ii) an unaudited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1995 (the "Balance Sheet") and the related unaudited combined consolidated statement of income for the fiscal year then ended. Such financial statements have been prepared in accordance with U.S. GAAP (which except where noted therein, have been consistently applied), and fairly present the financial condition and results of operations, changes in stockholders' equity and cash flow of the Company as at the respective dates and for the periods referred to in such financial statements.

     5.6. Books and Records. Except as set forth in Part 5.6 of the Disclosure Letter, the books of account and other records of the Company, including records of all meetings held by, and the corporate action taken by, the shareholders of the Company and the board of directors of the Company, all of which have been made available to Acquiror, are complete and correct and have been maintained in accordance with sound business practices and in compliance in all material respects with all applicable Legal Requirements and accounting requirements. At the Closing, all of the foregoing books and records will be in the possession of the Company.

     5.7. Reports. Except as set forth in Part 5.7 of the Disclosure Letter, since December 16, 1988, the Company has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with respect to the Company with any Governmental Body with jurisdiction over the Company or its employees, assets or properties (all such reports and statements are collectively referred to herein as the "Company Reports"). As of their respective dates, the Company Reports complied in all material respects with the statutes, rules, regulations and orders enforced or promulgated by the regulatory authority with which they were filed.

     5.8. Absence of Material Adverse Changes. Except as set forth in Part 5.8 of the Disclosure Letter, since December 31, 1995, there has not been any material adverse change in the business, operations, properties, prospects, assets or condition of the Company, and no event has occurred or circumstance exists that may result in such a material adverse change.

     5.9. Title to Properties; Encumbrances. The Company does not own any real property. Part 5.9 of the Disclosure Letter contains a complete and accurate list of all leaseholds or other interests in real property held or possessed by the Company and a summary of the material provisions of any lease or other Applicable Contract relating to such leasehold or other interest, including the identity of the other party thereto, a description of the interest held, the location of the real property, the duration thereof, payment terms and any rights of termination. The Company and the Interest Holders have made available to Acquiror copies of all leases and other instruments (as recorded) by which the Company acquired such real property interests, and copies of any title insurance policies, opinions, abstracts and surveys in the possession of the Interest Holders or the Company and relating to such interests. The Company owns all of the properties and assets (whether real, personal or mixed and whether tangible or intangible) that it purports to own, including all of the properties and assets reflected in the Balance Sheet (except for assets held under capitalized leases disclosed or not required to be disclosed on Part 5.9 of the Disclosure Letter, licenses for intangible personal property (including software licenses) and personal property sold since the date of the Balance Sheet, in the ordinary course of business), and all of the properties and assets purchased or otherwise acquired by the Company since the date of the Balance Sheet. Except as set forth in Part 5.9 of the Disclosure Letter, all material properties and assets reflected in the Balance Sheet are free and clear of all Encumbrances and are not, in the case of real property interests, subject to any rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature except, with respect to all such properties and assets (i) security interests shown on the Balance Sheet, as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (ii) security interests incurred in connection with the purchase of property or assets after the date of the Balance Sheet (such security interests being limited to the property or assets so acquired), with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, and (iii) liens for current taxes not yet due. To the Company's knowledge, all buildings and structures occupied by the Company lie wholly within the boundaries of the real property leased by the Company and do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person.

     5.10. Condition and Sufficiency of Assets.  Except as set forth in Part
5.10 of the Disclosure Letter, the buildings and structures conform to applicable code requirements and commercial standards for the localities where the premises are located, and the equipment and other tangible personal property of the Company are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such equipment and other tangible personal property is in need of maintenance or repair, except ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, structures, equipment and other tangible personal property of the Company are sufficient for the continued conduct of the Company's business after the Closing in substantially the same manner as conducted prior to the Closing.

     5.11. Accounts Receivable. All accounts receivable of the Company that are reflected on the Balance Sheet (collectively, the "Accounts Receivable") represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. Except as set forth in
Part 5.11 of the Disclosure Letter, unless paid prior to the Closing Date, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the reserves, if any, shown on the Balance Sheet or on the accounting records of the Company on the Closing Date (which, in the case of the reserve as of the Closing Date, is adequate and will not represent a material adverse change in the composition of such Accounts Receivable in terms of aging since the date of the Balance Sheet). To the knowledge of the Company and the Interest Holders, no event has occurred nor circumstances exist which make it improbable that the Company will be able collect the Accounts Receivable outstanding as of the date of this Agreement or as of the Closing Date consistent with its prior collection experience.

     5.12. No Undisclosed Liabilities. Except as set forth in Part 5.12 of the Disclosure Letter, the Company has no material liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent or otherwise) except for liabilities or obligations reflected or reserved against in the Balance Sheet and current liabilities incurred in the ordinary course of business since the date thereof.

     5.13. Taxes. (a) Except as set forth in Part 5.13 of the Disclosure Letter, (i) all Tax Returns with respect to Taxes that were required to be filed by or on behalf of the Company at or prior to the date of this Agreement have been duly filed on a timely basis (giving effect to any extensions granted to the Company) and are true, correct and complete in all material respects, (ii) all Taxes due with respect to periods covered by the Tax Returns referred to in clause (i) have been paid in full or the Company has adequately reserved or made adequate accruals in accordance with U.S. GAAP (which are reflected on the Balance Sheet) with respect to any such Taxes which are due and payable by the Company and the Company has not had and will not have any liability for Taxes materially in excess of the amounts so paid, reserved or accrued, and (iii) the Company is not a party to or the subject of any action, investigation or proceeding, exclusive of normal recurring audits, nor to the knowledge of the Company and the Interest Holders, is any such action, investigation or proceeding threatened, by any Governmental Authority for the assessment or collection of any Taxes and no deficiency notices or reports have been received by either the Company or any of the Interest Holders with respect to any deficiency of the Company for any Taxes.

     (b) The statute of limitations for the assessment of U.S. federal income Taxes and all other Taxes of the Company has expired for each period through December 31, 1990.

     (c) No Tax is required to be withheld pursuant to the IRC, including, without limitation, section 1445 thereof, as a result of the transactions contemplated by this Agreement.

     (d) As a result of compliance with this Agreement and the matters referred to herein, neither the Company nor the Interest Holders will be obligated to make any payment to any individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the IRC without regard to whether such payment is to be made in the future.

     5.14. Compliance with Legal Requirements; Governmental
Authorizations.  (a) Except as set forth in Part 5.14(a) of the Disclosure
Letter: (i) the Company is, and has been, in compliance in all material respects with each Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets; (ii) no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a material violation by the Company of, or a failure on the part of the Company to comply in all material respects with, any Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or (B) may give rise to any material obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and (iii) the Company has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or (B) any actual, alleged, possible, or potential obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

     (b) Except as set forth in Part 5.14 (b) of the Disclosure Letter: (i) the Company is, and has been, in full compliance with all of the terms and requirements of each Governmental Authorization owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company; (ii) no event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any such Governmental Authorization; (iii) the Company has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorization owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any such Governmental Authorization; and (iv) all applications required to have been filed for the renewal of the Governmental Authorizations owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

     (c) Except as set forth in Part 5.14(c) of the Disclosure Letter, the Governmental Authorizations owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company collectively constitute all of the Governmental Authorizations required in order to permit the Company to lawfully conduct and operate its business in the manner it currently conducts and operates such business and to permit the Company to own and use its assets in the manner in which it currently owns and uses such assets.

     5.15. Legal Proceedings; Orders. (a) Except as set forth in Part 5.15(a) of the Disclosure Letter, there is no pending Proceeding: (i) that has been commenced by or against the Company or any of the Interest Holders or that otherwise relates to or may materially affect the business of, or any of the assets owned or used by, the Company; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

     (b) Except as set forth in Part 5.15(b) of the Disclosure Letter, to the knowledge of the Company and the Interest Holders, (i) no such Proceeding has been threatened, and (ii) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. The Company and the Interest Holders have delivered to Acquiror copies of all pleadings, correspondence with third parties, and other non-privileged documents relating to each Proceeding listed in Part 5.15 of the Disclosure Letter. The Proceedings listed in Part 5.15 of the Disclosure Letter will not have a material adverse effect on the business, operations, assets, condition, or prospects of the Company.

     (c) Except as set forth in Part 5.15(c) of the Disclosure Letter: (i) there is no Order to which the Company, or any of the assets owned or used by the Company, is subject; (ii) none of the Interest Holders is subject to any Order that relates to the business of, or any of the assets owned or used by, the Company; and (iii) no officer, director, agent or employee of the Company is subject to any Order that prohibits such officer, director, agent or employee from engaging in or continuing any conduct, activity, or practice relating to the business of the Company.

     (d) Except as set forth in Part 5.15(d) of the Disclosure Letter: (i) the Company is, and at all times has been, in compliance in all material respects with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject; (ii) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a material violation of or failure to comply in all material respects with any term or requirement of any Order to which the Company, or any of the assets owned or used by the Company, is subject; and (iii) the Company has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which the Company, or any of the assets owned or used by the Company, is or has been subject.

     5.16. Absence Of Certain Changes and Events.  Except as set forth in Part
5.16 of the Disclosure Letter, since the date of the Balance Sheet, the Company has conducted its business only in the ordinary course of business and there has not been any:

          (a) change in the Company's stated capital or equity interests; grant of any option or right to purchase shares of the Company; issuance of any security convertible into such shares; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company of any such shares; or declaration or payment of any shares in the Company's profits;

          (b) amendment to the Certificate of Incorporation of the Company;

          (c) payment or increase by the Company of any bonuses, salaries, or other compensation to any shareholder, director, officer, or (except in the ordinary course of business consistent with past practice) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

          (d) adoption of, or increase (except in the ordinary course of business consistent with past practice) in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company;

          (e) damage to or destruction or loss of any asset or property of the Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Company, taken as a whole;

          (f) entry into, termination of, or receipt of notice of termination of
     (i) any Contract, any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any transaction involving a total remaining commitment by or to the Company of at least U.S. $50,000;

          (g) sale (other than sales of inventory in the ordinary course of business), lease, or other disposition of any asset or property of the Company or mortgage, pledge, or imposition of any Encumbrance on any material asset or property of the Company, including the sale, lease, or other disposition of any of the Intellectual Property Assets;

          (h) cancellation or waiver of any claims or rights with a value to the Company in excess of U.S. $50,000;

          (i) material change in the accounting methods used by the Company;

          (j) incurrence or payment (other than regularly scheduled payments under debt obligations existing as of the date of this Agreement) of any indebtedness for borrowed money or any incurrence of or commitment to incur any material capital expenditures, in each case in excess of U.S. $30,000;

          (k) acquisition of any assets or properties or any commitment to do so other than in the ordinary course of business; or

          (l) agreement, whether oral or written, by the Company to do any of the foregoing.

     5.17. Contracts; No Defaults. (a) Part 5.17(a) of the Disclosure Letter contains a complete and accurate list, and the Company and the Interest Holders have delivered to Acquiror true and complete copies, of:

          (i) each Applicable Contract that involves performance of services by the Company of an amount or value in excess of U.S. $100,000, except any such Applicable Contract that can be terminated without cause by either party thereto without penalty on 30 days or less notice;

          (ii) each Applicable Contract that involves performance of services or delivery of goods or materials to the Company of an amount or value in excess of U.S. $100,000, except any such Applicable Contract that can be terminated without cause by either party thereto without penalty on 30 days or less notice;

          (iii) each Applicable Contract that was not entered into in the ordinary course of business and that involves expenditures or receipts by Company in excess of U.S. $100,000, except any such Applicable Contract that can be terminated without cause by either party thereto without penalty on 30 days or less notice;

          (iv) each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than U.S. $20,000);

          (v) each licensing agreement or other Applicable Contract with respect to patents, trademarks, copyrights, or other intellectual property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets;

          (vi) each collective bargaining agreement and other Applicable Contract to or with any labor union or other employee representative of a group of employees or with a group of employees;

          (vii) each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by the Company with any other Person;

          (viii) each Applicable Contract containing covenants that in any way purport to restrict the business activity of the Company or any Affiliate of the Company or limit the freedom of the Company or any Affiliate of the Company to engage in any line of business or to compete with any Person;

          (ix) each Applicable Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods, except that, with respect to all Applicable Contracts relating to the retaining of Clinical Research Assistants ("CRAs") by the Company,
     Part 5.17(a) of the Disclosure Letter need only set forth the aggregate payments made by the Company to such CRAs during fiscal 1995;

          (x) each power of attorney that is currently effective and outstanding;

          (xi) each Applicable Contract entered into other than in the ordinary course of business that contains or provides for an express undertaking by the Company to be responsible for consequential damages;

          (xii) each Applicable Contract for capital expenditures in excess U.S. $50,000;

          (xiii) each written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by the Company other than in the ordinary course of business; and

          (xiv) each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

     (b) Except as set forth in Part 5.17(b) of the Disclosure Letter: (i) none of the Interest Holders (and no Related Person of any Interest Holder) has or may acquire any material rights under, and none of the Interest Holders have or may become subject to any material obligation or liability under, any Contract that relates to the business of, or any of the assets owned or used by, the Company; and (ii) no officer, director, agent, employee, consultant, or contractor of the Company is bound by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor to
(A) engage in or continue any conduct, activity, or practice relating to the business of the Company, or (B) assign to the Company or to any other Person any rights to any invention, improvement, or discovery.

     (c) Except as set forth in Part 5.17(c) of the Disclosure Letter, each Contract identified or required to be identified in Part 5.17(a) of the Disclosure Letter is in full force and effect and is valid and enforceable in accordance with its terms.

     (d) Except as set forth in Part 5.17(d) of the Disclosure Letter:

          (i) the Company is, and at all times has been, in full compliance with all material terms and requirements of each Contract under which it has or had any obligation or liability or by which it or any of its assets is or was bound;

          (ii) each other Person that has or had any obligation or liability under any Contract under which the Company has or had any rights is, and at all times has been, in full compliance with all material terms and requirements of such Contract;

          (iii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene in any material respect, conflict in any material respect with, or result in a material violation or breach of, or give the Company or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and

          (iv) the Company has not given to or received from any other Person, at any time any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential material violation or breach of, or default under, any Contract.

     (e) Except as set forth in Part 5.17(e) of the Disclosure Letter, there are no renegotiations of, attempts to renegotiate, written demands to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to or by the Company under current or completed Contracts with any Person, other than any reduction of less than 10% of the aggregate amount due to the Company under any Applicable Contract with a sponsor which is proportional to a corresponding reduction of services to be performed by the Company under such Contract.

     (f) Except as set forth in Part 5.23 of the Disclosure Letter, the Contracts relating to the sale, design, manufacture, or provision of products or services by the Company have been entered into in the ordinary course of business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in material violation of any Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets.

     5.18. Insurance. (a) The Company and the Interest Holders have delivered to Acquiror: (i) true and complete copies of all policies of insurance to which the Company is a party or under which the Company, or any director of the Company, is or has been covered at any time within the two years preceding the date of this Agreement; (ii) true and complete copies of all pending applications for policies of insurance; and (iii) any statement by the auditor of the Company's financial statements with regard to the adequacy of such entity's coverage or of the reserves for claims.

     (b) Except as set forth on Part 5.18(b) of the Disclosure Letter:

          (i) All insurance policies to which the Company is a party or that provide coverage to any of the Interest Holders, the Company or any director, or officer of the Company: (A) to the Company's knowledge, are valid, outstanding, and enforceable; (B) are issued by an insurer that is financially sound and reputable; (C) taken together, provide adequate insurance coverage for the assets and the operations of the Company for all risks to which the Company is normally exposed; (D) are sufficient for compliance in all material respects with all Legal Requirements that are or were applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets and all Contracts to which the Company is a party or by which it is bound; (E) will continue in full force and effect following the consummation of the transactions contemplated hereby; and (F) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of the Company.

          (ii) None of the Interest Holders or the Company has received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any insurance policy is not willing or able to perform its obligations thereunder.

          (iii) The Company has paid all premiums due, and have otherwise performed in all material respects all of their respective obligations, under each insurance policy to which the Company is a party or that provides coverage to the Company or an officer or director thereof.

          (iv) The Company has given notice to the insurer of all claims that may be insured thereby.

     5.19. Environmental Matters. Except as set forth in Part 5.19 of the Disclosure Letter:

     (a) The Company is, and at all times has been, in compliance in all material respects with, and has not been and is not in material violation of or liable under, any Environmental Law that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets. None of the Interest Holders or the Company has any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held to be responsible received, any actual or threatened order, notice, or other communication from (i) any Governmental Body or private citizen acting or purporting to act in the public interest, or (ii) the current or prior owner or operator of any Facilities, of any actual or potential material violation or failure to comply in all material respects with any Environmental Law that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or of any actual or threatened obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest, or with respect to any property or Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by Interest Holders, the Company, or any other Person for whose conduct they are or may be held responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

     (b) There are no pending or, to the knowledge of the Company or the Interest Holders, threatened claims, Encumbrances, or other restrictions of a material nature, resulting from any Environmental, Health, and Safety Liabilities or arising under or pursuant to any Environmental Law that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, with respect to or affecting any of the Facilities or any other properties and assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest.

     (c) None of the Company or the Interest Holders has any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held responsible, received, any citation, directive, inquiry, notice, Order, summons, warning, or other communication that relates to Hazardous Activity, Hazardous Materials, or any alleged, actual, or potential material violation or failure to comply in all material respects with any Environmental Law that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or of any alleged, actual, or potential obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest, or with respect to any property or facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used, or processed by the Interest Holders, the Company, or any other Person for whose conduct they are or may be held responsible, have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

     (d) None of the Company or the Interest Holders, or any other Person for whose conduct they are or may be held responsible, has any material Environmental, Health, and Safety Liabilities with respect to the Facilities or with respect to any other properties and assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company (or any predecessor), has or had an interest, or at any property geologically or hydrologically adjoining the Facilities or any such other property or assets.

     (e) There are no Hazardous Materials present on or in the Environment at the Facilities or at any geologically or hydrologically adjoining property, including any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water or any other part of the Facilities or such adjoining property, or incorporated into any structure therein or thereon. None of the Interest Holders, the Company, any other Person for whose conduct they are or may be held responsible, or any other Person, has permitted or conducted, or is aware of, any Hazardous Activity conducted with respect to the Facilities or any other properties or assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest except in compliance in all material respects with all Environmental Laws that are or were applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets.

     (f) There has been no Release or, to the knowledge of Interest Holders, Threat of Release, of any Hazardous Materials at or from the Facilities or at any other locations where any Hazardous Materials were generated, manufactured, refined, transferred, produced, imported, used, or processed from or by the Facilities, or from or by any other properties and assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest, or any geologically or hydrologically adjoining property, whether by the Interest Holders, the Company, or any other Person.

     (g) the Interest Holders have delivered to Acquiror true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or initiated by the Interest Holders or the Company pertaining to Hazardous Materials or Hazardous Activities in, on, or under the Facilities, or concerning compliance by the Interest Holders, the Company, or any other Person for whose conduct they are or may be held responsible, with Environmental Laws that are or were applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets.

     5.20. Employees. (a) Part 5.20 of the Disclosure Letter contains a complete and accurate summary of the following information for each employee, officer or director of the Company, including each employee on leave of absence or layoff status: name; job title; current compensation paid or payable and any change in compensation since December 31, 1995; vacation accrued; and service credited for purposes of vesting and eligibility to participate under the Company's pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), other equity participation arrangement, severance pay, insurance, medical, welfare, or vacation plan or any other employee benefit plan.

     (b) Except as set forth in Part 5.20 of the Disclosure Letter, no employee, officer or director of the Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee, officer or director and any other Person ("Proprietary Rights Agreement") that in any way adversely affects or will affect the ability of the Company to conduct its business, including any Proprietary Rights Agreement with the Interest Holders or the Company by any such employee, officer or director. Except as set forth in Part 5.20 of the Disclosure Letter, to the knowledge of the Company and the Interest Holders, no director, officer, or other key employee of the Company intends to terminate his employment with the Company.

     (c) Part 5.20 of the Disclosure Letter also contains a complete and accurate list of the following information for each retired employee, officer or director of the Company, or their dependents, receiving benefits or scheduled to receive benefits in the future: name, pension benefit, pension option election, retiree medical insurance coverage, retiree life insurance coverage, and other benefits.

     5.21. Labor Relations; Compliance. Except as set forth in Part 5.21 of the Disclosure Letter, since December 16, 1988, the Company has not been nor is it currently a party to any collective bargaining or other labor Contract. Since December 16, 1988, there has not been, there is not presently pending or existing, and, to the Company's knowledge, there is not threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any Proceeding against or affecting the Company relating to the alleged material violation of any Legal Requirement applicable to the Company pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with any Governmental Body, organizational activity, or other labor or employment dispute against or affecting the Company or its premises, or
(c) any application for certification of a collective bargaining agent. Except as set forth in Part 5.21 of the Disclosure Letter, no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees by the Company, and no such action is contemplated by the Company. Except as set forth in Part 5.21 of the Disclosure Letter, the Company has complied in all material respects with all Legal Requirements applicable to the Company relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Except as set forth in Part
5.21 of the Disclosure Letter, the Company is not liable for the payment of any compensation, damages, Taxes, fines, penalties, or other amounts, however designated, for failure to comply in all material respects with any of the foregoing Legal Requirements.

     5.22. Intellectual Property. (a) The term "Intellectual Property Assets" includes: (i) the name "BioClin, Inc.", all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks"); (ii) all patents, patent applications, and inventions and discoveries that may be patentable (collectively, "Patents"); (iii) all copyrights in both published works and unpublished works (collectively, "Copyrights"); and (iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets"); owned, used, or licensed by the Company as licensee or licensor.

     (b) Part 5.22(b) of the Disclosure Letter contains a complete and accurate list and summary description, including any royalties paid or received by the Company, of all Contracts relating to the Intellectual Property Assets to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than U.S. $30,000 under which the Company is the licensee. There are no outstanding and, to the knowledge of the Interest Holders, no threatened disputes or disagreements with respect to any such agreement.

     (c) (i) The Intellectual Property Assets are all those necessary for the operation of the Company's business as it is currently conducted. The Company is the owner or licensee of all right, title, and interest in and to each of the Intellectual Property Assets (other than to the extent that the Company is obligated to assign any application, invention, development, etc. relating to such Intellectual Property Assets to another Person under an Applicable Contract with a sponsor), free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and, except as set forth in Part 5.17(c) of the Disclosure Letter, has the right to use without payment to a third party all of the Intellectual Property Assets.

     (ii) Except as set forth in Part 5.22(c) of the Disclosure Letter, all former and current employees of the Company have executed written Contracts with the Company that assign to it all rights to any inventions, improvements, discoveries, or information relating to the business of the Company. Except as set forth in Part 5.22(c) of the Disclosure Letter, no employee of the Company has entered into any Contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than the Company.

     (d) (i) Part 5.22(d) of the Disclosure Letter contains a complete and accurate list and summary description of all Patents owned by or licensed to the Company. Except as set forth in Part 5.22(d) of the Disclosure Letter, the Company is the owner or licensee of all right, title, and interest in and to each of such Patents, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     (ii) Except as set forth in Part 5.22(d) of the Disclosure Letter, all of the issued Patents owned by the Company are currently in compliance in all material respects with applicable Legal Requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or Taxes or actions falling due within ninety days after the Closing Date.

     (iii) Except as set forth in Part 5.22(d) of the Disclosure Letter, no Patent owned by the Company has been or is now involved in any interference, reissue, reexamination, or opposition proceeding, nor to the knowledge of the Interest Holders, is there any potentially interfering patent or patent application of any third party.

     (iv) Except as set forth in Part 5.22(d) of the Disclosure Letter, no Patent owned by the Company is infringed or, to the knowledge of the Company and the Interest Holders, has been challenged or threatened in any way. Except as set forth in Part 5.22(d) of the Disclosure Letter, none of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

     (v) Except as set forth in Part 5.22(d) of the Disclosure Letter, all products made, used, or sold under the Patents owned by the Company have been marked with the proper patent notice.

     (e) (i) Part 5.22(e) of Disclosure Letter contains a complete and accurate list and summary description of all Marks owned by or licensed to the Company. Except as set forth in Part 5.22(e) of the Disclosure Letter, the Company is the owner or licensee of all right, title, and interest in and to each of such Marks, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     (ii) Except as set forth in Part 5.22(e) of the Disclosure Letter, all Marks owned by the Company that have been registered with the U.S. Patent and Trademark Office or similar foreign Governmental Body are currently in compliance in all material respects with applicable Legal Requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or Taxes or actions falling due within ninety days after the Closing Date.

     (iii) Except as set forth in Part 5.22(e) of the Disclosure Letter, no Mark owned by the Company has been or is now involved in any opposition, invalidation, or cancellation and, to the knowledge of the Company and the Interest Holders, no such action is threatened with the respect to any of such Marks.

     (iv) Except as set forth in Part 5.22(e) of the Disclosure Letter, to the knowledge of the Company and the Interest Holders, there is no potentially interfering trademark or trademark application of any third party.

     (v) Except as set forth in Part 5.22(e) of the Disclosure Letter, no Mark owned by the Company is infringed or, to the knowledge of the Company and the Interest Holders, has been challenged or threatened in any way. Except as set forth in Part 5.22(e) of the Disclosure Letter, none of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

     (vi) Except as set forth in Part 5.22(e) of the Disclosure Letter, all products and materials containing a Mark owned by the Company bear the proper federal registration notice where permitted by law.

     (f) (i) Part 5.22(f) of the Disclosure Letter contains a complete and accurate list and summary description of all Copyrights owned by or licensed to the Company. Except as set forth in Part 5.22(f) of the Disclosure Letter, the Company is the owner or licensee of all right, title, and interest in and to each of such Copyrights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     (ii) Except as set forth in Part 5.22(f) of the Disclosure Letter, all the Copyrights owned by the Company have been registered (to the extent required to protect such Copyrights) and are currently in compliance in all material respects with applicable Legal Requirements, are valid and enforceable, and are not subject to any maintenance fees or Taxes or actions falling due within ninety days after the date of Closing.

     (iii) Except as set forth in Part 5.22(f) of the Disclosure Letter, no Copyright owned by the Company is infringed or, to the knowledge of the Company and the Interest Holders, has been challenged or threatened in any way. Except as set forth in Part 5.22(f) of the Disclosure Letter, none of the subject matter of any of such Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

     (iv) Except as set forth in Part 5.22(f) of the Disclosure Letter, all works encompassed by the Copyrights have been marked with the proper copyright notice (to the extent required to protect such Copyrights).

     (g) (i) With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

     (ii) The Interest Holders and the Company have taken all reasonable precautions to protect the secrecy, confidentiality, and value of the Trade Secrets owned by the Company.

     (iii) Except as set forth in Part 5.22(g) of the Disclosure Letter, the Company has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets owned by the Company. Except as set forth in Part 5.22(g) of the Disclosure Letter, the Trade Secrets owned by the Company are not part of the public knowledge or literature, and, to the knowledge of the Company and the Interest Holders, have not been used, divulged, or appropriated either for the benefit of any Person (other than the Company) or to the detriment of the Company. Except as set forth in Part 5.22(g) of the Disclosure Letter, no Trade Secret owned by the Company is subject to any adverse claim or has been challenged or threatened in any way.

     (h) Except as set forth in Part 5.22(h) of the Disclosure Letter, no Contract (whether or not related to the Intellectual Property Assets) obligates the Company or any director, officer or employee of the Company to disclose and/or assign to another Person, any Intellectual Property Asset or any developments, inventions, etc. relating to the Intellectual Property Assets.

     5.23. Certain Payments. Except as set forth in Part 5.23 of the Disclosure Letter, neither the Company nor any director, officer, agent, or employee of the Company, or any other Person associated with or acting for or on behalf of the Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services
(i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Affiliate of the Company, or (iv) in violation of any Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the

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

ownership or use of any of its properties or assets; (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

     5.24. Disclosure. (a) No representation or warranty of the Company or the Interest Holders in this Agreement and no statement in the Disclosure Letter omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading. None of the information to be supplied by the Company or the Interest Holders for inclusion in, or to be incorporated by reference in, the Proxy Statement will, at the time of the mailing of the Proxy Statement and the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) No notice given by the Company or any of the Interest Holders pursuant to Section 7.6 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

     (c) There is no fact known to any of the Interest Holders that has specific application to the Interest Holders or the Company (other than general economic or industry conditions) and that materially adversely affects the assets, business, prospects, financial condition, or results of operations of the Company (on a consolidated basis) that has not been set forth in this Agreement or the Disclosure Letter.

     5.25. Relationships with Related Persons. Except as set forth in Part 5.25 of the Disclosure Letter, none of the Interest Holders or any Related Person of such Interest Holders or of the Company has, or since the first day of the next to last completed fiscal year of the Company has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Company's business. Except as set forth in Part
5.25 of the Disclosure Letter, none of the Interest Holders or any Related Person of such Interest Holders or of the Company owns, or since the first day of the next to last completed fiscal year of the Company owned (of record or as a beneficial owner), an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with the Company, or (ii) engaged in competition with the Company with respect to any line of the products or services of the Company (a "Competing Business") in any market presently served by the Company, except for less than one percent of the outstanding capital stock or stated capital of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Part 5.25 of the Disclosure Letter, none of the Interest Holders or any Related Person of such Interest Holders or of the Company is a party to any Contract with, or has any claim or right against, the Company, other than Contracts related to their employment with the Company and claims for ordinary compensation as provided by any such Contract.

     5.26. Brokers and Finders. Neither the Interest Holders nor the Company nor any of its officers, directors, or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted, directly or indirectly, for any of the Interest Holders or the Company, in connection with this Agreement or the transactions contemplated hereby or thereby.

     5.27. Employee Benefit Plans. (a) Part 5.27 of the Disclosure Letter sets forth a complete and accurate list and summary description of each employee benefit plan or arrangement, including, without limitation, bonus, savings or profit sharing plan, deferred compensation plan, pension or retirement plan, stock option plan, stock appreciation right plan, executive compensation practice and other executive perquisite, each plan or arrangement providing for insurance (including, without limitation, health and life insurance) coverage, severance, termination or similar coverage and each written compensation policy and practice, which in each case, covers any current or former employee, officer, director, or agent of the Company, and which is or was maintained or contributed to by the Company, other than those benefit plans or arrangements mandated by applicable Legal Requirements.

     (b) Except as set forth in Part 5.27 of the Disclosure Letter, (i) all employee benefit plans or programs maintained for the benefit of the current or former employees or directors of the Company or any of its

Affiliates that are sponsored, maintained or contributed to by the Company or any of its Affiliates, or with respect to which the Company or any of its Affiliates has any liability, including without limitation any such plan that is an "employee benefit plan" as defined in Section 3(3) of ERISA, are in compliance with all applicable requirements of law, including ERISA and the IRC, and (ii) neither the Company nor any of its Affiliates has any liabilities or obligations with respect to any such employee benefit plans or programs, whether accrued, contingent or otherwise, nor to the knowledge of the Company are any such liabilities or obligations expected to be incurred. The execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any benefit plan, program, policy, arrangement or agreement or any trust, loan or funding arrangement that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee.

     5.28. Investment Intent; Accredited Investor. Parent and the Interest Holders are acquiring the Acquiror Shares pursuant to Article II of this Agreement for their own accounts and not with the view to, or for resale in connection with, any distribution or public offering thereof with the meaning of the Securities Act, except as contemplated by the Stockholders' Agreement. Each of Parent and each Interest Holder is either (i) an "accredited investor" as such term is defined in Section 501(a) of Regulation D promulgated under the Securities Act or (ii) otherwise has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and the risks of the Acquiror Shares being delivered pursuant to Section 2.6 of this Agreement so that such delivery of Acquiror Shares is eligible for exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act or Regulation S thereunder. Each of Parent and each Interest Holder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Acquiror Shares, has had full access to such information concerning Acquiror as such Person has requested and possesses substantial information about, and familiarity with, Acquiror as a result of the information provided to such Person. Parent and the Interest Holders understand that the Acquiror Shares have not been registered under the Securities Act by reason of their contemplated issuance by Acquiror in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of Acquiror upon this exemption is predicated in part upon this representation and warranty by the Interest Holders.

                                   ARTICLE VI
                    CONDUCT OF BUSINESS PRIOR TO THE CLOSING

     6.1. Conduct Prior to Closing. (a) Parent, the Company and the Interest Holders hereby covenant and agree with Acquiror, that, prior to the Closing, unless the prior written consent of Acquiror shall have been obtained and except as otherwise contemplated herein, the Company shall, and the Interest Holders will cause Parent to cause the Company to, and Parent will cause the Company to, operate its business only in the usual, regular and ordinary course and in accordance with past practices and to conduct its business in compliance in all material respects with the standards of the industry in which it operates and provides services; and to preserve intact its current business organization, keep available the services of the current officers, employees and agents of the Company, and maintain the relations and goodwill with suppliers, customers, landlords, creditors, employees, agents and others having business relationships with the Company. From the date hereof until the Closing, except as otherwise specifically provided in this Agreement (including, without limitation, Section 6.3), the Company agrees that it will not, and the Interest Holders covenant and agree that they will not permit Parent to permit the Company to, and Parent will not permit the Company to, do or agree or commit to do, without the prior written consent of Acquiror, any of the following:

          (i) incur any liabilities or obligations in excess of U.S. $50,000, in the aggregate, whether directly or by way of guaranty, including any obligation for borrowed money whether or not evidenced by a note, bond, debenture or similar instrument;

          (ii) acquire any equity, debt or other investment securities except for acquisitions of such securities in the ordinary course of business;

          (iii) grant any increase in compensation (including any salaries or bonuses) to its employees as a class, or to its officers or directors, except as required by law or at times and in a manner consistent with past practice; effect any change in retirement benefits to any class of employees or officers (unless any such change shall be required by applicable law); enter into any employment, severance or similar agreements or arrangements with any directors, officers or employees other than the agreements or severance and other plans described in Part 5.27 of the Disclosure Letter, which in the case of employment agreements would extend beyond the Closing Date (it being understood that nothing contained herein shall prohibit the Company from paying individual merit increases or promotional increases, or performance bonuses to its employees based on formulas consistent with those used in the past for similar levels of performance); or establish, adopt, enter into or amend any employee benefit plan for the benefit of any directors, officers or employees;

          (iv) declare any profit to be distributed to the shareholders or pay any profit and purchase, redeem or otherwise acquire any shares of the Company;

          (v) other than with respect to the loan and letter agreement relating to the acquisition of real property in connection with establishing a representative office in Lithuania, purchase or otherwise acquire any substantial portion of the assets, or of any class of stock or equity interests of any Person except in partial or complete satisfaction of debts previously contracted; merge into any other Person or permit any other Person to merge into it or consolidate with any other Person; liquidate, sell, dispose of, or encumber any assets or acquire any assets, other than in the ordinary course of business consistent with past practice, or issue any shares or permit any shares held in its treasury to become outstanding; or issue or grant or extend the term of any option, warrant, conversion or stock appreciation right not in existence on the date hereof;

          (vi) propose or adopt any amendments to its Certificate of Incorporation;

          (vii) enter into any type of business not conducted by the Company as of the date of this Agreement or create or organize any new subsidiary or enter into or participate in any joint venture or partnership;

          (viii) propose or adopt any material changes to the accounting principles used by the Company except as required by U.S. GAAP and then only in consultation with Acquiror;

          (ix) enter into any agreement or transactions with any of the Interest Holders or any Affiliate of the Interest Holders or make any material amendment or modification to any such agreement, except as contemplated by this Agreement; or

          (x) agree or commit to do any of the foregoing.

Without limiting the foregoing, from the date hereof until the Closing, the Company shall not, and the Interest Holders agree that they will not permit Parent to permit the Company to, and Parent will not permit the Company to, without first promptly notifying Acquiror and obtaining the prior written consent of Acquiror, take any action or permit or suffer to be taken any action, which is represented in Section 5.16 not to have been taken since the date of the Balance Sheet.

     (b) From the date hereof until the Closing, Acquiror shall not, without first promptly notifying the Interest Holders and providing the Interest Holders an opportunity to express their views, take any action or permit or suffer to be taken any action, which is represented in Section 3.8 not to have been taken since March 31, 1996.

     6.2. Consents and Approvals. (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to cooperate with the other and use all reasonable best efforts to satisfy the conditions set forth in
Article VIII to be satisfied and to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and contractual arrangements to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby. Each of the parties hereto hereby covenants and agrees subject, in the case of Acquiror, to the fiduciary obligations of Acquiror's Board of Directors, to take no action (a) which would render any of its representations and warranties contained herein untrue at and as of the Closing except as otherwise contemplated herein or (b) which would adversely affect its ability to satisfy any of the conditions set forth in
Article VIII, including, without limitation, the ability to obtain any necessary Governmental Authorizations required for the transactions contemplated hereby or materially increase the period of time necessary to obtain such authorizations.

     (b) To the extent that the rights of the Company under any agreement, arrangement or understanding may not be assigned without the consent or approval of another party thereto, the Company shall, and the Interest Holders shall cause Parent to cause the Company to, and Parent shall cause the Company to, use all reasonable efforts to obtain any such consent or to amend the agreement, arrangement or understanding such that no consent is required.

     6.3. Bookkeeping, Accounting and Financial Reporting Capabilities. (a) The Company and the Interest Holders hereby covenant and agree with Acquiror, that
(i) prior to the Closing, the Company and the Interest Holders will deliver to
Acquiror: (A) an audited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1994, and the related audited combined consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal year then ended as well as the fiscal year ended December 31, 1993, together with the report thereon of KPMG Peat Marwick L.L.P.; and (B) an audited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1995 and the related audited combined consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal year then ended, together with the report thereon of KPMG Peat Marwick L.L.P., including, in each case, the notes thereto, and (ii) such financial statements will be prepared in accordance with U.S. GAAP (which except where noted therein, will be consistently applied), and will fairly present the financial condition and results of operations, changes in stockholders' equity and cash flow of the Company and the BioClin Affiliates as at the respective dates and for the periods referred to in such financial statements.

     (b) Parent, the Company and the Interest Holders hereby covenant and agree with Acquiror, that, prior to the Closing, the Company shall, and the Interest Holders shall cause Parent to cause the Company to, and Parent shall cause the Company to, hire such number of bookkeepers and/or accountants, or an accounting firm to provide such bookkeeping and accounting services, reasonably acceptable to Acquiror, both in terms of number and identity, such that the Company will, upon the Closing, have adequate financial reporting capabilities to ensure that the reporting of consolidated financial results by Acquiror on a post-Closing basis shall be made in a manner that will enable Acquiror meet all reporting obligations applicable to it pursuant to the Exchange Act.

     (c) Notwithstanding any other provision hereof to the contrary (including, without limitation, Section 10.2), to the extent Acquiror incurs any fees or expenses in connection with the employment of Persons in connection with the rendering of services contemplated by Section 6.3(b), Parent and the Company shall promptly reimburse Acquiror for all such fees and expenses.

                                  ARTICLE VII
                             ADDITIONAL AGREEMENTS

     7.1. Current Information. During the period from the date of this Agreement to the Closing, the Interest Holders, on the one hand, and Acquiror, on the other hand, will cause one or more of their Representatives to confer on a regular and frequent basis with Representatives of the other party with respect to the status of the ongoing operations of the Company. Each party will promptly notify the other party of any material change in the normal course of its business or in the operation of its properties and, to the extent permitted by applicable law, of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of material Proceedings involving such party which would in any manner, challenge, prevent, alter or materially delay any of the transactions contemplated by this Agreement, and each party will keep the other party fully informed with respect to such events. Each party will also notify the other party of the status of regulatory applications and third party consents related to the transactions contemplated hereby.

     7.2. Access and Investigation. To the full extent permitted by applicable law, between the date of this Agreement and the Closing Date, the Company shall, and the Interest Holders shall cause Parent to cause the Company and its Representatives to, and Parent shall cause the Company and its Representatives to, (a) afford Acquiror and its Representatives (collectively, "Acquiror's Advisors") full and free access to the Company's personnel, properties (including subsurface testing), contracts, books and records, and other documents and data, (b) furnish Acquiror and Acquiror's Advisors with copies of all such contracts, books and records, and other existing documents and data as Acquiror may reasonably request, and (c) furnish Acquiror and Acquiror's Advisors with such additional financial, operating, and other data and information as Acquiror may reasonably request.

     7.3. Effect of Investigations. Notwithstanding the notification and cure provisions of Sections 7.6(c) and (d), but subject to the provisions of Sections
8.2 and 8.3, no investigation by the parties hereto made heretofore or hereafter, whether pursuant to this Agreement or otherwise (including without limitation, any action taken by or information provided to Acquiror pursuant to the provisions of Sections 7.1 and 7.2) shall affect the representations and warranties of the parties which are contained herein and each such representation and warranty shall survive such investigation.

     7.4. Press Releases, Etc. Acquiror and the Interest Holders will consult with each other as to the form, substance and timing of any press release or other public disclosure of matters related to this Agreement or any of the transactions contemplated hereby and no such press release or other public disclosure shall be made without the consent of the other party, which shall not be unreasonably withheld or delayed; provided, however, that either party may make such disclosures as are required by law after making reasonable efforts in the circumstances to consult in advance with the other party.

     7.5. Acquisition Proposals. Until such time, if any, as this Agreement is terminated pursuant to Article IX, Parent, the Company and the Interest Holders will not, and the Interest Holders will cause Parent to cause the Company and its Representatives not to, and Parent will cause the Company and its Representatives not to, directly or indirectly solicit, initiate, or encourage or take any other action to facilitate (including by way of providing information) any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Acquiror) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business) of the Company, or any of the equity interests of the Company, or any merger, consolidation, business combination, or similar transaction involving the Company. Parent, the Company and the Interest Holders shall promptly advise Acquiror orally and in writing of any inquiry or proposal which relates to such a transaction.

     7.6. Notification of Certain Matters. (a) Between the date of this Agreement and the Closing Date, each Interest Holder will promptly notify Acquiror in writing if such Interest Holder, Parent or the Company has knowledge of any fact or condition that causes or constitutes a breach of Parent's, the Company's or any of the Interest Holders' representations and warranties as of the date of this Agreement, or if such Interest Holder, Parent or the Company has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition, or any fact or condition disclosed to the Interest Holders by Acquiror pursuant to Section 7.6(d), require any change in the Disclosure Letter, if the Disclosure Letter were dated the date of the occurrence or discovery of any such fact or condition, the Interest Holders will promptly deliver to Acquiror a supplement to the Disclosure Letter specifying such change. During the same period, each Interest Holder will promptly notify Acquiror if such Interest Holder, Parent or the Company has knowledge of the occurrence of any breach of any covenant of the Interest Holders, Parent or the Company in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in
Article VIII impossible or unlikely.

     (b) Between the date of this Agreement and the Closing Date, Acquiror will promptly notify the Interest Holders in writing if Acquiror has knowledge of any fact or condition that causes or constitutes a breach of the Acquiror's representations and warranties as of the date of this Agreement, or if Acquiror has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition, or any fact or condition disclosed to Acquiror by any Interest Holder pursuant to Section 7.6(c), require any change in the Acquiror Letter, if the Acquiror Letter were dated the date of the occurrence or discovery of any such act or condition, Acquiror will promptly deliver to the Interest Holders a supplement to the Acquiror Letter specifying such change. During the same period, Acquiror will promptly notify the Interest Holders if Acquiror has knowledge of the occurrence of any breach of any covenant of Acquiror in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in
Article VIII impossible or unlikely.

     (c) Between the date of this Agreement and the Closing Date, each Interest Holder will promptly notify Acquiror in writing if such Interest Holder, Parent or the Company has knowledge of any fact or condition that causes or constitutes a breach of Acquiror's representations and warranties as of the date of this Agreement, or if such Interest Holder, Parent or the Company has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, each Interest Holder will promptly notify Acquiror if such Interest Holder, Parent or the Company has knowledge of the occurrence of any breach of any covenant of Acquiror in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in Article VIII impossible or unlikely.

     (d) Between the date of this Agreement and the Closing Date, Acquiror will promptly notify the Interest Holders in writing if Acquiror has knowledge of any fact or condition that causes or constitutes a breach of Parent's, the Company's or any of the Interest Holders' representations and warranties as of the date of this Agreement, or if Acquiror has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, Acquiror will promptly notify the Interest Holders if Acquiror has knowledge of the occurrence of any breach of any covenant of the Company, Parent or the Interest Holders in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in Article VIII impossible or unlikely.

     (e) For purposes of this Agreement, "knowledge" on the part of Acquiror means the actual knowledge of Mr. Paul J. Schmitt, Mr. John G. Cooper or Mr. Lief Modeweg, and knowledge on the part of Parent and the Company means the actual knowledge of Dr. Jack Barbut or Dr. J. Chris Jensen; provided, however, that all such Persons shall be deemed to have actual knowledge of all matters disclosed in the Acquiror Letter and the Disclosure Letter.

     (f) Not later than ten Business Days prior to the scheduled Closing Date,
(i) Acquiror shall deliver to the Interest Holders a supplement to the Acquiror Letter and (ii) the Interest Holders shall deliver to Acquiror a supplement to the Disclosure Letter, in each case, that updates such disclosure from the date of this Agreement to such date of delivery. Thereafter, until the Closing, Acquiror and the Interest Holders shall notify each other in writing of any changes or supplements to the updated information necessary, to the knowledge of Acquiror or the Interest Holders, as the case may be, to make such information correct and complete at all times up to and including the Closing.

     (g) Notwithstanding the foregoing provisions of this Section 7.6, nothing herein contained shall be construed to, in any manner, (i) modify the representations and warranties of the parties contained herein as made as of the date hereof or (ii) affect any right or remedy of any party granted hereunder or under the Stockholders' Agreement (including, without limitation, the conditions to Closing set forth in Article VIII herein and the indemnification provisions set forth in Article IV of the Stockholders' Agreement).

     7.7. Customers. After execution of this Agreement and prior to Closing, the Interest Holders, the Company and Acquiror shall, either individually or jointly, notify the customers of the Company of the transactions contemplated hereby. As promptly as practicable following the Closing, the Interest Holders and Acquiror shall notify such customers thereof and shall provide, or join in providing where appropriate, all notices to such customers and other persons that the Interest Holders, the Company or Acquiror, as the case may be, are or is required to give by any Governmental Body having jurisdiction over any such Person or under applicable law or other terms of any other agreement between the Company or its employees and any customer in connection with the transactions contemplated hereby.

     7.8. Preservation of Relationships. The Interest Holders (excluding, for this purpose, Hackel) shall use their best efforts, and shall use their best efforts to cause all their Affiliates including, without limitation, Parent, the Company and their respective employees (in their capacity as employees) to use their best efforts, to maintain in effect all material contractual and business relationships with the Company or the employees (in their capacity as employees) and to waive any and all rights to terminate any such relationship arising as a result of the transactions contemplated by this Agreement, except as otherwise contemplated by this Agreement.

     7.9. Resale; Legends. (a) The holders of the Company Shares and the Employee Rightholders who shall receive Acquiror Shares in connection with the Merger pursuant to Section 2.6 shall not sell or otherwise transfer any of such Acquiror Shares until (a) such Acquiror Shares shall have been registered under the Securities Act, or (b) Acquiror shall have received an opinion of legal counsel, satisfactory to Acquiror, that such Acquiror Shares may be legally sold or otherwise transferred without such registration.

     (b) The Acquiror Shares shall be imprinted with a legend in substantially the following form:

        "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and may not be sold or transferred in the absence of an effective registration statement under the Act or an exemption from registration thereunder. Prior to any sale or transfer of the securities represented by this certificate, except pursuant to an effective registration statement under the Act covering such sale or transfer, the holder hereof shall have delivered to the issuer hereof (the "Company") an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from registration under the Act."

     7.10. Pooling Treatment. Neither Acquiror nor any of Parent, the Company nor the Interest Holders shall intentionally take, fail to take or cause to be taken or not taken any action within its control, whether before or after the Closing, which would disqualify the transactions consummated under this Agreement as a "pooling of interests" for accounting purposes.

     7.11. Shareholder Approval; Proxy Statement. (a) As soon as practicable after the date hereof, Acquiror shall prepare a proxy statement (the "Proxy Statement"), file it with the SEC, respond to comments of the Staff of the SEC, clear the Proxy Statement with the Staff of the SEC and promptly thereafter mail the Proxy Statement to all holders of Acquiror Common Stock. The Company shall, and the Interest Holders shall cause Parent to cause the Company to, and Parent shall cause the Company to, cooperate with Acquiror in the preparation of the Proxy Statement.

     (b) Acquiror shall take all action necessary, in accordance with applicable law and its certificate of incorporation and by-laws, to convene a meeting of the holders of Acquiror Common Stock (the "Stockholders Meeting") for the purpose of considering and taking action with respect to the approval of the issuance of the Acquiror Shares in the Merger as required by the rules of the National Association of Securities Dealers, Inc. in connection with the transactions contemplated by this Agreement and any of the other transactions pursuant to which Acquiror shall acquire all of the outstanding capital stock or equity interests in each of the BioClin Affiliates.

     (c) As soon as practicable after the date hereof, subject to availability of the Proxy Statement contemplated by Section 7.11(a), (i) the Interest Holders shall take all action necessary, in accordance with applicable law and Parent's organizational and organic documents, to cause (A) Parent to cause the Company to, in accordance with applicable laws and the Certificate of Incorporation of the Company, prepare a written consent of stockholders in lieu of meeting for the purpose of considering and taking action with respect to the approval of the Merger and the adoption of this Agreement and (B) Parent to vote the Company Shares owned by it in favor of the Merger and the adoption of this Agreement by virtue of its execution of such written consent of stockholders in lieu of meeting, and (ii) the Company shall prepare such written consent of stockholders in lieu of meeting and Parent shall execute such written consent evidencing its approval of the Merger and the adoption of this Agreement.

     (d) The Interest Holders shall take all action necessary, in accordance with applicable law, to cause Parent to cause the Company to, and Parent shall cause the Company to, and the Company shall, prepare and deliver to Barr and the Employee Rightholders, promptly following the execution of the written consent contemplated by Section 7.11(c), in form and substance reasonably acceptable to Acquiror, (i) the statutory notice required by Section 228(d) of the DGCL, (ii) the statutory notice required by Section 262(d)(ii) of the DGCL and (iii) any disclosure or information statements required to be delivered under the Securities Act.

                                  ARTICLE VIII
                                   CONDITIONS

     8.1. Conditions to Each Party's Obligation to Consummate the Closing. The respective obligations of each party to consummate the Closing shall be subject to the fulfillment or waiver at or prior to the Closing of the following conditions:

     (a) The Merger and this Agreement shall have been approved by the requisite vote of the holders of Acquiror Common Stock.

     (b) The Merger and this Agreement shall have been approved by the requisite vote of the holders of the Company Shares by virtue of the execution by Parent of the written consent in lieu of meeting as contemplated by Section 7.11(c).

     (c) The Merger and the Consideration therefor as contemplated by this Agreement and the transactions contemplated hereby shall have been approved by the Governmental Bodies whose approval is required to consummate the transactions contemplated hereby without any condition which is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company or Acquiror taken as a whole; all conditions required to be satisfied prior to the Closing imposed by the terms of such approvals shall have been satisfied; and all notifications to any Governmental Bodies that are required shall have been made.

     (d) None of Acquiror, Sub, Parent, the Interest Holders nor the Company shall be subject to any order, decree or injunction of any Governmental Body which enjoins or prohibits the consummation of the transactions contemplated by this Agreement.

     (e) Acquiror, Sub, Parent, the Company and the Interest Holders shall have received a letter, dated the Closing Date, from KPMG Peat Marwick L.L.P. to the effect that, for financial reporting purposes, the transactions contemplated hereby qualify for pooling-of-interests accounting treatment under U.S. GAAP if consummated in accordance with this Agreement.

     (f) The Stockholders' Agreement and the Employment Agreements shall have been entered into by the parties thereto.

     8.2. Conditions to Obligation of Acquiror and Sub to Consummate the Closing. The obligations of Acquiror and Sub to consummate the Closing shall be subject to the fulfillment or waiver at or prior to the Closing of the following additional conditions:

     (a) (i) The representations and warranties of Parent, the Company and the Interest Holders set forth in Articles IV and V hereof (A) that contain a materiality qualification shall be true and correct and (B) that do not contain a materiality qualification shall be true and correct in all material respects, as of the Closing as though made at and as of the Closing (it being understood that representations and warranties that speak as of a specified date shall continue to speak only as of the date so specified) without giving effect to any supplement to the Disclosure Letter, except for such changes occurring after the date hereof in the ordinary course of business of the Company and in accordance with the terms and provisions of this Agreement (including, without limitation, Section 6.1(a)), which, in the aggregate, would not have a material adverse effect on the financial condition, operations or prospects of the Company and the BioClin Affiliates taken as a whole, and (ii) Acquiror shall have received a signed certificate of each of Parent (which is to the knowledge of a principal executive officer), the Company (which is to the knowledge of a principal executive officer) and the Interest Holders to that effect. Acquiror's closing of the transactions contemplated by this Agreement and the agreements with the BioClin Affiliates with respect to Acquiror's acquisition of all of the outstanding capital stock or equity interests of the BioClin Affiliates shall constitute acceptance of the disclosures made by the Company and/or the Interest Holders prior to Closing in the Disclosure Letter and waiver of any purported misrepresentation or breach of any representation or warranty made by such Persons in Article V or any covenant of such Persons contained in Article VI or VII to the extent the Disclosure Letter, as supplemented pursuant to Section 7.6(a) and (f), discloses information pertaining thereto.

     (b) Parent, the Company and the Interest Holders shall have in all material respects performed all obligations required to be performed by them under this Agreement prior to the Closing, and Acquiror shall have received a signed certificate of each of Parent, the Company and the Interest Holders to that effect.

     (c) Acquiror shall have received a legal opinion dated the Closing, from Piper & Marbury, L.L.P., counsel of the Interest Holders, with respect to the transactions contemplated herein in form mutually agreed upon by Acquiror and the Interest Holders.

     (d) The Board of Directors of Acquiror shall have received an opinion from Vector Securities International, Inc., dated not later than the date of Acquiror's Proxy Statement (and such opinion shall not have been withdrawn on or before the Closing Date) to the effect that as of the date thereof, the number of Acquiror Shares to be delivered in consideration for the transfer of the Company Shares, the capital stock or equity interests in each of the BioClin Affiliates and the termination of the Rights is fair to Acquiror and to Acquiror's stockholders from a financial point of view.

     (e) Acquiror shall have acquired all of the outstanding capital stock or equity interests in each of the BioClin Affiliates.

     (f) The Company shall have obtained the written consent(s) of the Person(s) specified in Part 8.2 of the Acquiror Letter.

     8.3. Conditions to Obligation of Parent, the Company and the Interest Holders to Consummate the Closing. The obligations of Parent, the Company and the Interest Holders to consummate the Closing shall be subject to the fulfillment or waiver at or prior to the Closing of the following additional conditions:

     (a) (i) The representations and warranties of Acquiror set forth in Article III hereof (A) that contain a materiality qualification shall be true and correct, and (B) that do not contain a materiality qualification shall be true and correct in all material respects, as of the Closing as though made at and as of the Closing (it being understood that representations and warranties that speak as of a specified date shall continue to speak only as of the date so specified) without giving effect to any supplement to the Acquiror Letter, except for such changes occurring after the date hereof in the ordinary course of business of Acquiror and in accordance with the terms and provisions of this Agreement (including, without limitation, Section 6.1(b)), which, in the aggregate, would not have a material adverse effect on the financial condition, operations or prospects of Acquiror and its Subsidiaries taken as a whole, and
(ii) Parent, the Company and the Interest Holders shall have received a signed certificate which is to the knowledge of a principal executive officer of Acquiror to that effect. The closing of the transactions contemplated by this Agreement and the agreements with the BioClin Affiliates with respect to Acquiror's acquisition of all of the outstanding capital stock or equity interests of the BioClin Affiliates shall constitute acceptance by the Company and the Interest Holders of the disclosures made by Acquiror prior to the Closing in the Acquiror Letter and waiver or any purported misrepresentation or breach of any representation or warranty made by Acquiror in Article III or any covenant of Acquiror contained in Article VI or VII to the extent the Acquiror Letter, as supplemented pursuant to Section 7.6(b) and (f), discloses information pertaining thereto.

     (b) Acquiror shall have in all material respects performed all obligations required to be performed by it under this Agreement prior to the Closing, and Parent, the Company and the Interest Holders shall have received a signed certificate which is to the knowledge of a principal executive officer of Acquiror to that effect.

     (c) The Interest Holders shall have received a legal opinion dated the Closing from Jones, Day, Reavis & Pogue, counsel of Acquiror, with respect to the transactions contemplated herein in form mutually agreed upon by Acquiror and the Interest Holders.

     (d) All labilities and obligations of Hackel (direct or indirect) and Barbut pursuant to any guarantees of the indebtedness of the Company and the BioClin Affiliates shall have been terminated.

                                   ARTICLE IX
                                  TERMINATION

     9.1. Termination. This Agreement may, by action taken by the respective Board of Directors of Acquiror or the Company, as the case may be, and by notice given prior to or at the Closing, be terminated, at any time before or after the approval of the Merger and this Agreement by the holders of Acquiror Common Stock as contemplated by Section 8.1(a) and the holders of the Company Shares as contemplated by Section 8.1(b):

     (a) by either Acquiror or the Interest Holders if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived;

     (b) (i) by Acquiror, if any of the conditions in Section 8.1 or 8.2 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Acquiror to comply with its obligations under this Agreement) and Acquiror has not waived such condition on or before the Closing Date; or (ii) by the Interest Holders, if any of the conditions in Section 8.1 or 8.3 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Interest Holders to comply with their obligations under this Agreement) and the Interest Holders have not waived such condition on or before the Closing Date;

     (c) by mutual consent of Acquiror and the Interest Holders;

     (d) by either Acquiror or the Interest Holders if any of the agreements relating to the transfer and delivery of the Acquiror Common Stock in consideration and exchange for the transfer of the outstanding capital stock or equity interests in each of the BioClin Affiliates is terminated; or

     (e) by either Acquiror or the Interest Holders if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 31, 1996, or such later date as the parties may agree upon.

     9.2. Effect of Termination.  If this Agreement is terminated pursuant to
Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations set forth in Sections 6.3(c), 10.2 and
10.3 will survive; provided, however, that if this Agreement is terminated by Acquiror or the Interest Holders because of the intentional breach of this Agreement (including, without limitation, the making by any party hereto of any representation or warranty hereunder that is known by such party not to be true and correct in all material respects at the time such representation or warranty is made) by the Interest Holders or Acquiror, as the case may be, or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's intentional failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                   ARTICLE X
                               GENERAL PROVISIONS

     10.1. Survival of Representations, Warranties and Agreements. Except as specifically provided in this Agreement and the Stockholders' Agreement, all representations, warranties and agreements of the parties hereto in this Agreement or in any instrument delivered by the parties hereto pursuant to this Agreement shall expire on the Report Date or upon termination of this Agreement in accordance with its terms.

     10.2. Expenses. Except as otherwise expressly provided in this Agreement (including, without limitation, in Section 6.3(b)) and the Letter Agreement, dated May 16, 1996, by and among Acquiror, the Company and the BioClin Affiliates, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants. Acquiror will pay all amounts payable to Vector Securities International, Inc. in connection with this Agreement and the transactions contemplated hereby. In the event of termination of this Agreement pursuant to Article IX, the obligation of each party to pay its own expenses shall be subject to the right of such party to pursue any legal remedies arising from the intentional breach of this Agreement by the other party or the other party's intentional failure to comply with its obligations under this Agreement as provided in Section 9.2.

     10.3. Confidentiality. Between the date of this Agreement and the Closing Date, Acquiror and the Interest Holders will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of Acquiror, Sub, Parent and the Company to maintain in confidence, and not use to the detriment of another party hereto any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated hereby, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings. If any party hereto or its Representatives are requested or become legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, or similar process) or is required by a regulatory body to make any disclosure that is prohibited or otherwise constrained by this Agreement, such party or its Representative, as the case may be, will provide the party providing the confidential information with prompt notice of such request so that an appropriate protective order or other appropriate remedy may be sought. Subject to the foregoing, such party or its Representative may furnish that portion (and only that portion) of the confidential information that, in the written opinion of its counsel reasonably acceptable to the party providing such information, such party is legally compelled or is otherwise required to disclose the information at issue or else stand liable for contempt or suffer other material censure or material penalty. If the transactions contemplated hereby are not consummated, each party hereto will return or destroy as much of such written information as the other party may reasonably request. Whether or not the Closing takes place, the Interest Holders waive, and will upon Acquiror's request cause Parent to cause the Company to, and Parent will cause the Company to, waive, any cause of action, right, or claim arising out of the access of Acquiror or its Representatives to any trade secrets or other confidential information of the Company except for the intentional competitive misuse by Acquiror of such trade secrets or confidential information. Each of Parent, the Company and the Interest Holders acknowledges that, and agrees that it will advise its respective Representatives and Affiliates, that any non-public information provided by or relating to Acquiror may constitute material non-public information for purposes of the Exchange Act, and agrees that it will not engage in any transaction in violation of the restrictions on trading while in possession of material non-public information under applicable securities laws or regulations while in possession of such information.

     10.4. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

     (a) if to Acquiror or Sub:

       DNX Corporation
       303B College Road East
       Princeton, New Jersey 08540
       Attention: President
       Telecopier No.: (908) 722-6677

       with copies to:

       Jones, Day, Reavis & Pogue
       North Point
       901 Lakeside Avenue
       Cleveland, Ohio 44114
       Attention: Thomas C. Daniels, Esq.
       Telecopier No.: (216) 579-0212

     (b) if to the Interest Holders:

        Jack Barbut
        c/o Piper & Marbury L.L.P.
        1251 Avenue of the Americas
        New York, New York 10020-1104
        Telecopier No.: (212) 835-6001

        Alec Hackel
        Flueliweg 3
        6045 Meggen
        Switzerland
        Telecopier No.: 011 41-41-377-3053

        Dr. John Christian Jensen
        Bohlstrasse 9a
        6300 Zug
        Switzerland
        Telecopier No.: 011 41-41-710-2309

        with copies to:

        Piper & Marbury L.L.P.
        1251 Avenue of the Americas
        New York, New York 10020
        Attention: Ray A. Mantle, Esq.
        Telecopier No.: (212) 835-6001

     (c) if to Parent or the Company:

       BioClin, Inc.
       1001 East Main Street
       Suite 808
       Richmond, VA 23219
       Attention: Chief Executive Officer
       Telecopier No.: (804) 788-0040

       with copies to:

       Piper & Marbury L.L.P.

         1251 Avenue of the Americas
         New York, New York 10020
       Attention: Ray A. Mantle, Esq.
       Telecopier No.: (212) 835-6001

     10.5. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     10.6. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     10.7. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Except as otherwise specifically provided by Sections 8.2 and 8.3 of this Agreement, neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law and except as otherwise specifically provided by Sections 8.2 and 8.3 of this Agreement, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     10.8. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the Stockholders' Agreement and the documents referred to in this Agreement and the documents executed in connection with Acquiror's acquisition of the equity interests of the BioClin Affiliates) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may be amended by the parties hereto, by action taken by their respective Board of Directors, at any time before or after approval of the Merger and this Agreement by the holders of Acquiror Common Stock as contemplated by Section 8.1(a) and the holders of the Company Shares as contemplated by Section 8.1(b), provided, however, that after such approval, no amendment will be made which by law requires the further approval of such holders without first obtaining such further approval. This Agreement may not be amended except by a written agreement executed by each of the parties hereto.

     10.9. Assignments, Successors, and No Third-Party Rights. No party hereto may assign any of its rights under this Agreement without the prior consent of the other parties, except that Acquiror may assign any of its rights under this Agreement to any Subsidiary of Acquiror. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and their successors and assigns any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     10.10. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The invalid or unenforceable provision shall be replaced by a provision which ensures the economic purpose of the invalid or unenforceable provision as far as possible.

     10.11. Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     10.12. Governing Law. This Agreement will be governed by the laws of the State of New York (except, to the extent the DGCL applies to the matters set forth in Article II, the DGCL shall govern) without regard to conflicts of laws principles.

     10.13. Specific Performance. Each of Parent, the Company, the Interest Holders and Acquiror acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. Accordingly, each of Parent, the Company, the Interest Holders and Acquiror agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court in the United States or in any state having jurisdiction over the parties and the matter in addition to any other remedy to which they may be entitled pursuant hereto.

     10.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                          DNX CORPORATION

                                          By: /s/ PAUL J. SCHMITT
                                            Name: Paul J. Schmitt
                                            Title: President and Chief
                                                  Executive Officer

                                          DNX ACQUISITION CORPORATION

                                          By: /s/ PAUL J. SCHMITT
                                            Name: Paul J. Schmitt
                                            Title: President and Chief
                                                  Executive Officer

                                            /s/ DR. JACK BARBUT
                                            Dr. Jack Barbut

                                            /s/ ALEC HACKEL
                                            Alec Hackel

                                            /s/ DR. JOHN CHRISTIAN JENSEN
                                            Dr. John Christian Jensen

                                          SHERBY N.V.

                                          By: /s/ CURACAO CORPORATION COMPANY
                                            Name: Curacao Corporation Company
                                              N.V.
                                            Title: Managing Director

                                          BIOCLIN, INC.

                                          By: /s/ DR. JACK BARBUT
                                            Name: Dr. Jack Barbut
                                            Title: President and Chief
                                                  Executive Officer

                                                                     EXHIBIT A-1

                                [DNX LETTERHEAD]

                        ____________________ ____, 1996

Dr. Jack Barbut

------------------------------------

------------------------------------

Dear Jack:

     This letter sets forth our agreement with respect to your employment with DNX Corporation and any subsidiary or affiliate thereof (collectively referred to herein as the "Company" and individually referred to herein as a "Protected Party") and special separation benefits relating to the termination thereof, as follows:

     1. Positions, Duties and Place of Performance: Your employment will commence effective as of the closing of the acquisition of BioClin (Europe) AG by the Company (the "Effective Date"). During the term of this agreement (unless earlier terminated as provided below), you will devote substantially your full time and attention to the operations and affairs of the Company with such duties and responsibilities as the Chief Executive Officer of DNX Corporation may reasonably determine; provided, however, that such duties and responsibilities shall be consistent with being the Vice Chairman and President -- Clinical Services of the Company as well as President of BioClin Institute of Clinical Pharmacology GmbH; and provided, further, that if the duties and responsibilities are changed so they are not consistent with being the President -- Clinical Services, such duties and responsibilities as you and the Chief Executive Officer may mutually agree within 30 days, and if no mutual agreement is reached, you may treat such change of duties and responsibilities as a termination of your employment by the Company pursuant to paragraph 4 below. You will perform your duties and responsibilities at the Company's facilities in Raritan, New Jersey, except for travel required for Company business. During the term of this agreement, the Company will not change the primary place of performance of your duties and responsibilities without your consent.

     2. Compensation: During the term of this agreement (unless earlier terminated as provided below), you will be paid in the United States at the annualized rate of U.S. $140,000, or such greater amount as may be authorized by the Compensation Committee (the "Compensation Committee") of the Board of Directors of DNX Corporation (the "Board"). Such compensation shall be paid in accordance with the normal procedures of the Company and the Compensation Committee for compensating the Company's domestic employees and shall be subject to withholding for applicable taxes and governmental charges. As soon as practicable after the Effective Date, you will provide to the Company a withholding certificate and such other written representations regarding your status under United States and Swiss tax law as the Company may require, and the Company will be entitled to rely in good faith on such certificate and representations.

     3. Benefits:

     (a) In General: During the term of this agreement (unless earlier terminated as provided below): you will be eligible to participate in such medical, dental, life and disability benefit programs as may be established by the Company; you will be eligible beginning in 1997 to participate in the DNX Corporation Executive Bonus Plan at the same levels as other senior executives of the Company, as authorized by the Compensation Committee; and you will receive a grant under the DNX Corporation 1996 Stock Option Plan of options to purchase 50,000 shares of DNX Corporation

                                      A-1-1
         common stock, on the same terms and subject to the same vesting requirements as the Compensation Committee shall determine for other senior executives of the Company.

     (b) Relocation to New Jersey: During the term of this agreement (unless earlier terminated as provided below), the Company will pay or reimburse you for reasonable and necessary expenses incurred by you in connection with your relocation to New Jersey, including, without limitation, brokers' commissions, up to twelve months of temporary housing costs, closing costs, and costs of moving household belongings and automobiles.

     (c) Special Retirement Benefits: During the term of this agreement (unless earlier terminated as provided below), the Company will pay on your behalf to the Swiss social security system the lesser of (i) the annual amount necessary to maintain your retirement coverage as currently in effect under such system and (ii) the maximum annual amount of tax that the Company would be required to pay under section 3111(a) of the Internal Revenue Code (or any successor provision thereto) with respect to your covered wages under section 3121(a) of the Internal Revenue Code and section 230 of the Social Security Act (or any successor provisions thereto) if your compensation hereunder were subject to such tax.

     (d) Automobile Expenses. During the term of this agreement (unless earlier terminated as provided below), the Company will pay or reimburse you $600 per month for the lease, insurance, maintenance and repair of an automobile.

     (e) Vacation. During the term of this agreement (unless earlier terminated as provided below), you will be entitled to take 25 days of vacation per year in accordance with the Company's vacation policies in effect from time to time for senior executives.

     4. Severance Obligations: If your employment is terminated by the Company (or is treated as terminated by the Company under section 1) during the term of this agreement for any reason other than Cause, then, subject to sections 5, 6 and 7 below, the Company will provide to you:

     (a) regular severance payments at the rate of your annualized compensation for employment at the time of termination until 12, 24 or 36 months after your termination date, as elected in writing by the Company at the time of such termination. The period of severance elected by the Company for purposes of this agreement will be coextensive with any period of severance elected for purposes of your agreement to provide services as an independent contractor to BioClin AG. Any payments made will be reduced by applicable taxes and other required withholdings; and

     (b) continuation of medical and dental insurance coverage until the earlier of (1) the date you obtain other full-time employment or (2) the date your salary continuation ceases.

     For the purposes of this agreement, the term "Cause" means your (a) commission of an act that is determined by the Board to be fraudulent or dishonest conduct or a material breach of any of the Company's policies, (b) conviction of a felony or knowing violation of any federal, state, or local law applicable to the Company or (c) intentional refusal, without proper cause, to substantially perform your duties after a demand for substantial performance has been delivered to you in writing by your supervisor(s). Upon termination for Cause, the Company shall have no further liability or obligation to you, except for salary earned but not paid and other obligations mandated by law.

     5. Release: In consideration for the special separation benefits set forth in section 4 above, you shall agree to the conditions outlined on the attached Release. The Company's severance obligations under section 4 above are expressly conditioned upon your (a) execution and delivery of the Release at the time of your termination of employment and (b) not revoking the Release within the revocation period described therein.

     6. Competitive Activity: In consideration for the special separation benefits set forth in section 4 above, you agree that (a) if your employment is terminated by the Company (or is treated as terminated by the Company under section 1) during the term of this agreement for any reason other than Cause, then you will not, without the prior written consent of the Board in its sole discretion, engage in any Competitive Activity during the period of your salary continuation under section 4 above and (b) if your employment is terminated

                                      A-1-2
by you for any reason other than as provided in section 1 or by the Company for Cause, then you will not, without the prior written consent of the Board in its sole discretion, engage in any Competitive Activity until the later of (1) five years after the date of this agreement or (2) two years after your termination date. The Company's severance obligations under section 4 above are expressly conditioned upon your satisfaction of your obligations under this section 6.

     For the purposes of this agreement, the term "Competitive Activity" means your participation in the management, clinical or preclinical operations of any business enterprise if (a) such enterprise engages in substantial and direct competition with any Protected Party in North America or Europe, (b) such enterprise's sales of any product or service competitive with any product or service of a Protected Party amounted to at least 10% of such enterprise's net sales for its most recently completely fiscal year, and (c) such Protected Party's sales of said product or service amounted to at least 10% of its net sales for its most recently completely fiscal year. Competitive Activity will not include the mere ownership of less than 5.0% of any class of the outstanding securities of any such enterprise and the exercise of rights appurtenant thereto.

     7. No Solicitation or Hiring: In consideration for the special separation benefits set forth in section 4 above, you agree that (a) for a period of three years after your termination date, you will not, without the prior written consent of the Board in its sole discretion, directly or indirectly induce or attempt to induce any employee of any Protected Party to leave the employment of such Protected Party or to accept any other employment or position and (b) for a period of two years after your termination date, you will not, without the prior written consent of the Board in its sole discretion, directly or indirectly hire or cause to be hired any employee of any Protected Party. The Company's severance obligations under section 4 above are expressly conditioned upon your satisfaction of your obligations under this section 7.

     8. Term of Agreement: This agreement shall have a two-year term commencing on the Effective Date, provided that thereafter the term will automatically be extended for successive one-year periods unless either party gives written notice, not less than 90 days prior to the otherwise scheduled expiration of the term, that it or he does not want the term to so extend.

     9. Governing Law: This agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey without regard to conflicts of law principles.

     10. Entire Agreement; Modification: This agreement and the attached Release constitute the entire agreement between you and the Company relating to your employment with the Company and the termination thereof and supersede all other prior understandings or agreements relating to your employment with the Company and the termination thereof. This agreement may not be modified or amended except by a writing signed by you and the Company.

                                                   Sincerely,

                                                   Paul J. Schmitt
                                                   Chairman

------------------------------------------------------
Jack Barbut                         Date
Enclosure

                                      A-1-3

                                                                     EXHIBIT A-2

                                [DNX LETTERHEAD]

                        ____________________ ____, 1996

Dr. Jack Barbut

------------------------------------

------------------------------------

Dear Jack:

     This letter sets forth our agreement with respect to your provision of services as an independent contractor to BioClin AG and any subsidiary or affiliate thereof (collectively referred to herein as the "Company" and individually referred to herein as a "Protected Party") and special separation benefits relating to the termination thereof, as follows:

     1. Position, Duties and Places of Performance: Your provision of services will commence effective as of the closing of the acquisition of BioClin (Europe) AG by DNX Corporation (the "Effective Date"). During the term of this agreement (unless earlier terminated as provided below), you will devote such time and attention to the operations and affairs of the Company and have such duties and responsibilities as the Chief Executive Officer of DNX Corporation may reasonably determine; provided, however, that such duties and responsibilities shall be consistent with being a Senior Consultant; and provided, further, that if the duties and responsibilities are changed so they are not consistent with being a Senior Consultant, such duties and responsibilities as you and the Chief Executive Officer of DNX Corporation may mutually agree within 30 days, and if no mutual agreement is reached, you may treat such change of duties and responsibilities as a termination of your services by the Company pursuant to paragraph 4 below. You will perform your duties and responsibilities at the Company's facilities in Cham and Zug, Switzerland, except for travel required for Company business. During the term of this agreement, the Company will not change the primary place of performance of your duties and responsibilities without your consent.

     2. Compensation: During the term of this agreement (unless earlier terminated as provided below), you will be paid in Switzerland at the annualized rate of U.S. $120,000, or such greater amount as may be authorized by the Compensation Committee (the "Compensation Committee") of the Board of Directors of DNX Corporation (the "Board"). Such compensation shall be paid in accordance with the normal procedures of the Company and the Compensation Committee for compensating consultants who are independent contractors to the Company and shall be subject to withholding for applicable taxes and governmental charges. As soon as practicable after the Effective Date, you will provide to the Company a withholding certificate and such other written representations regarding your status under United States and Swiss tax law as the Company may require, and the Company will be entitled to rely in good faith on such certificate and representations.

     3. Benefits:

     (a) In General: During the term of this agreement (unless earlier terminated as provided below), you will be eligible beginning in 1997 to participate in the DNX Corporation Executive Compensation Plan at the same levels as other senior consultants to the Company, as authorized by the Compensation Committee.

                                      A-2-1

     (b) Special Retirement Benefits: During the term of this agreement (unless earlier terminated as provided below), the Company will pay on your behalf to the Swiss social security system the lesser of (i) the annual amount, if any, necessary to maintain your retirement coverage as currently in effect under such system and (ii) the maximum annual amount of tax that the Company would be required to pay under section 3111(a) of the Internal Revenue Code (or any successor provision thereto) with respect to your covered wages under section 3121(a) of the Internal Revenue Code and section 230 of the Social Security Act (or any successor provisions thereto) if your compensation hereunder were subject to such tax.

     4. Severance Obligations: If your services are terminated by the Company (or are treated as terminated by the Company under section 1) during the term of this agreement for any reason other than Cause, then, subject to sections 5, 6 and 7 below, the Company will provide to you regular severance payments at the rate of your annualized compensation for consulting services at the time of termination until 12, 24 or 36 months after your termination date, as elected in writing by the Company at the time of such termination. The period of severance elected by the Company for purposes of this agreement will be coextensive with any period of severance elected for purposes of your agreement to provide services as an employee to DNX Corporation. Any payments made will be reduced by applicable taxes and other required withholdings.

     For the purposes of this agreement, the term "Cause" means your (a) commission of an act that is determined by the Board to be fraudulent or dishonest conduct or a material breach of any of the Company's policies, (b) conviction of a felony or knowing violation of any federal, state, or local law applicable to the Company or (c) intentional refusal, without proper cause, to substantially perform your duties after a demand for substantial performance has been delivered to you in writing by your supervisor(s). Upon termination for Cause, the Company shall have no further liability or obligation to you, except for compensation earned but not paid and other obligations mandated by law.

     5. Release: In consideration for the special separation benefits set forth in section 4 above, you shall agree to the conditions outlined on the attached Release. The Company's severance obligations under section 4 above are expressly conditioned upon your (a) execution and delivery of the Release at the time of your termination of services and (b) not revoking the Release within any revocation period described therein.

     6. Competitive Activity: In consideration for the special separation benefits set forth in section 4 above, you agree that (a) if your services are terminated by the Company (or are treated as terminated by the Company under section 1) during the term of this agreement for any reason other than Cause, then you will not, without the prior written consent of the Board in its sole discretion, engage in any Competitive Activity during the period of your severance payments under section 4 above and (b) if your services are terminated by you for any reason other than as provided in section 1 or by the Company for Cause, then you will not, without the prior written consent of the Board in its sole discretion, engage in any Competitive Activity until the later of (1) five years after the date of this agreement or (2) two years after your termination date. The Company's severance obligations under section 4 above are expressly conditioned upon your satisfaction of your obligations under this section 6.

     For the purposes of this agreement, the term "Competitive Activity" means your participation in the management, clinical or preclinical operations of any business enterprise if (a) such enterprise engages in substantial and direct competition with any Protected Party in North America or Europe, (b) such enterprise's sales of any product or service competitive with any product or service of a Protected Party amounted to at least 10% of such enterprise's net sales for its most recently completely fiscal year, and (c) such Protected Party's sales of said product or service amounted to at least 10% of its net sales for its most recently completely fiscal year. Competitive Activity will not include the mere ownership of less than 5.0% of any class of the outstanding securities of any such enterprise and the exercise of rights appurtenant thereto.

     7. No Solicitation or Hiring: In consideration for the special separation benefits set forth in section 4 above, you agree that (a) for a period of three years after your termination date, you will not, without the prior written consent of the Board in its sole discretion, directly or indirectly induce or attempt to induce any employee of any Protected Party to leave the employment of such Protected Party or to accept any other employment or position and (b) for a period of two years after your termination date, you will not, without the

                                      A-2-2
prior written consent of the Board in its sole discretion, directly or indirectly hire or cause to be hired any employee of any Protected Party. The Company's severance obligations under section 4 above are expressly conditioned upon your satisfaction of your obligations under this section 7.

     8. Term of Agreement: This agreement shall have a two-year term commencing on the Effective Date, provided that thereafter the term will automatically be extended for successive one-year periods unless either party gives written notice, not less than 90 days prior to the otherwise scheduled expiration of the term, that it or he does not want the term to so extend.

     9. Governing Law: This agreement shall be governed by and construed in accordance with the internal laws of Switzerland without regard to conflicts of law principles.

     10. Entire Agreement; Modification: This agreement and the attached Release constitute the entire agreement between you and the Company relating to your consulting services with the Company and the termination thereof and supersede all other prior understandings or agreements relating to your services with the Company and the termination thereof. This agreement may not be modified or amended except by a writing signed by you and the Company.

                                                   Sincerely,

                                                   Paul J. Schmitt
                                                   Chairman

------------------------------------------------------
Jack Barbut                         Date
Enclosure

                                      A-2-3

                                                                     EXHIBIT A-3

                                [DNX LETTERHEAD]

                        ____________________ ____, 1996

Dr. J. Chris Jensen
BioClin (Europe) AG
Gewerbestrasse 5
CH-6330 Cham/Switzerland

Dear Chris:

     This letter sets forth our agreement with respect to your employment with BioClin AG and any subsidiary or affiliate thereof (collectively referred to herein as the "Company" and individually referred to herein as a "Protected Party") and special separation benefits relating to the termination thereof, as follows:

     1. Positions, Duties and Places of Performance: Your employment will commence effective as of the closing of the acquisition of BioClin (Europe) AG by DNX Corporation (the "Effective Date"). During the term of this agreement (unless earlier terminated as provided below), you will devote your full time and attention to the operations and affairs of the Company with such duties and responsibilities as the Chief Executive Officer of DNX Corporation may reasonably determine; provided, however, that such duties and responsibilities shall be consistent with being President -- International Services of the Company and an employee and signatory under German law of the BioClin Institute of Clinical Pharmacology GmBh (the "Institute"); and provided, further, that if the duties and responsibilities are changed so they are not consistent with being the President of International Services of the Company and an employee and signatory of the Institute, such duties and responsibilities as you and the Chief Executive Officer may mutually agree within 30 days, and if no mutual agreement is reached, you may treat such change of duties and responsibilities as a termination of your employment by the Company pursuant to paragraph 4 below. You will perform your duties and responsibilities at the Company's facilities in Cham and Zug, Switzerland, except for travel to the Institute in Dusseldorf, Germany, and other travel required for Company business. During the term of this agreement, the Company will not change these primary places of performance of your duties and responsibilities without your consent.

     2. Compensation: During the term of this agreement (unless earlier terminated as provided below), you will be paid at the annualized rate of CHF 233,000, or such greater amount as may be authorized by the Compensation Committee (the "Compensation Committee") of the Board of Directors of DNX Corporation (the "Board"). Such compensation shall be paid in accordance with the normal procedures of the Company and the Compensation Committee for compensating the Company's employees and shall be subject to withholding for applicable taxes and governmental charges. As soon as practicable after the Effective Date, you will provide to the Company a withholding certificate and such other written representations regarding your status under United States, Swiss and German tax law as the Company may require, and the Company will be entitled to rely in good faith on such certificate and representations.

     3. Benefits:

     (a) In General: During the term of this agreement (unless earlier terminated as provided below): you will be eligible to participate in such medical, dental, life and disability benefit programs as may be established by the Company; you will be eligible beginning in 1997 to participate in the DNX Corporation Executive Bonus Plan at the same levels as other senior executives of the Company, as authorized by the Compensation Committee; and you will receive a grant under the DNX

                                      A-3-1

         Corporation 1996 Stock Option Plan of options to purchase 50,000 shares of DNX Corporation common stock, on the same terms and subject to the same vesting requirements as the Compensation Committee shall determine for other senior executives of the Company.

     (b) Contribution to International School: Each academic year during the term of this agreement (unless earlier terminated as provided below), the Company will contribute on your behalf to such school as you may designate CHF 27,000 to provide for the enrollment and attendance at such school by your two children.

     (c) Special Retirement Benefits: During the term of this agreement (unless earlier terminated as provided below), the Company will transfer to the Institute the lesser of DEM 32,000 or the amount provided under your current employment agreement as a contribution to your individual pension plan as currently in effect. DNX Corporation, as the parent corporation of the Institute, will cause the Institute to contribute such amount to such pension plan on your behalf.

     (d) Automobile Expenses: During the term of this agreement (unless earlier terminated as provided below), the Company will pay or reimburse you the lesser of CHF 1,500 per month or the amount provided to you under your current employment agreement for the lease, insurance, maintenance and repair of an automobile.

     (e) Vacation: During the term of this agreement (unless earlier terminated as provided below), you will be entitled to take 25 days of vacation per year in accordance with the Company's vacation policies in effect from time to time for senior executives.

     (f) Relocation: Subject to the last sentence of section 1, if the primary place of performance of your duties and responsibilities is changed during the term of this agreement to a location outside of Switzerland, the Company will pay or reimburse you for reasonable and necessary expenses incurred by you in connection with your relocation outside of Switzerland and in connection with your return to Switzerland, provided that such return occurs prior to or upon the expiration or termination of this agreement.

     4. Severance Obligations: If your employment is terminated by the Company (or is treated as terminated by the Company under section 1) during the term of this agreement for any reason other than Cause, then, subject to sections 5, 6 and 7 below, the Company will provide to you:

     (a) regular severance payments at the rate of your annualized base salary at the time of termination until 12, 24 or 36 months after your termination date, as elected in writing by the Company at the time of such termination. Any payments made will be reduced by applicable taxes and other required withholdings;

     (b) continuation of medical and dental insurance coverage until the earlier of (1) the date you obtain other full-time employment or (2) the date your salary continuation ceases; and

     (c) continuation of the contribution under section 3(b) until the date your salary continuation ceases.

For the purposes of this agreement, the term "Cause" means your (a) commission of an act that is determined by the Board to be fraudulent or dishonest conduct or a material breach of any of the Company's policies, (b) conviction of a felony or knowing violation of any federal, state, or local law applicable to the Company or (c) intentional refusal, without proper cause, to substantially perform your duties after a demand for substantial performance has been delivered to you in writing by your supervisor(s). Upon termination for Cause, the Company shall have no further liability or obligation to you, except for salary earned but not paid and other obligations mandated by law.

     5. Release: In consideration for the special separation benefits set forth in section 4 above, you shall agree to the conditions outlined on the attached Release. The Company's severance obligations under section 4 above are expressly conditioned upon your (a) execution and delivery of the Release at the time of your termination of employment and (b) not revoking the Release within the revocation period described therein.

                                      A-3-2

     6. Competitive Activity: In consideration for the special separation benefits set forth in section 4 above, you agree that (a) if your employment is terminated by the Company (or is treated as terminated by the Company under section 1 during the term of this agreement for any reason other than Cause, then you will not, without the prior written consent of the Board in its sole discretion, engage in any Competitive Activity during the period of your salary continuation under section 4 above and (b) if your employment is terminated by you for any reason other than as provided in section 1 or by the Company for Cause, then you will not, without the prior written consent of the Board in its sole discretion, engage in any Competitive Activity until the later of (1) five years after the date of this agreement or (2) two years after your termination date. The Company's severance obligations under section 4 above are expressly conditioned upon your satisfaction of your obligations under this section 6.

     For the purposes of this agreement, the term "Competitive Activity" means your participation in the management, clinical or preclinical operations of any business enterprise if (a) such enterprise engages in substantial and direct competition with any Protected Party in North America or Europe, (b) such enterprise's sales of any product or service competitive with any product or service of a Protected Party amounted to at least 10% of such enterprise's net sales for its most recently completely fiscal year, and (c) such Protected Party's sales of said product or service amounted to at least 10% of its net sales for its most recently completely fiscal year. Competitive Activity will not include the mere ownership of less than 5.0% of any class of the outstanding securities of any such enterprise and the exercise of rights appurtenant thereto.

     7. No Solicitation or Hiring: In consideration for the special separation benefits set forth in section 4 above, you agree that (a) for a period of three years after your termination date, you will not, without the prior written consent of the Board in its sole discretion, directly or indirectly induce or attempt to induce any employee of any Protected Party to leave the employment of such Protected Party or to accept any other employment or position and (b) for a period of two years after your termination date, you will not, without the prior written consent of the Board in its sole discretion, directly or indirectly hire or cause to be hired any employee of any Protected Party. The Company's severance obligations under section 4 above are expressly conditioned upon your satisfaction of your obligations under this section 7.

     8. Term of Agreement: This agreement shall have a two-year term commencing on the Effective Date, provided that thereafter the term will automatically be extended for successive one-year periods unless either party gives written notice, not less than 90 days prior to the otherwise scheduled expiration of the term, that it or he does not want the term to so extend.

     9. Governing Law: This agreement shall be governed by and construed in accordance with the internal laws of Switzerland without regard to conflicts of law principles.

     10. Entire Agreement; Modification: This agreement and the attached Release constitute the entire agreement between you and the Company relating to your employment with the Company and the termination thereof and supersede all other prior understandings or agreements relating to your employment with the Company and the termination thereof. This agreement may not be modified or amended except by a writing signed by you and the Company.

                                                   Sincerely,

                                                   Paul J. Schmitt
                                                   Chairman

------------------------------------------------------
Dr. J. Chris Jensen                    Date
Enclosure

                                      A-3-3

                                                                       EXHIBIT B

                                 SEE APPENDIX E

                                                                      APPENDIX C
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SHARE EXCHANGE AGREEMENT

                                     AMONG

                                DNX CORPORATION
                           (A DELAWARE CORPORATION),

                       MR. MANFRED WISSMANN, AS TRUSTEE,

                  DR. GERALD RITTERSHAUS, AS EMPLOYEE TRUSTEE,

                                DR. JACK BARBUT,

                                  ALEC HACKEL,

                           DR. JOHN CHRISTIAN JENSEN,

                               BETTINA DONHARDT,

                             CHRISTINE DUNE-KRAATZ,

                                  BIOCLIN GMBH
                            (A GERMAN CORPORATION),

                                  KILMER N.V.
                      (A NETHERLANDS ANTILLES CORPORATION)

                                      AND

                               BIOCLIN EUROPE AG
                             (A SWISS CORPORATION)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Recitals................................................................................    1
ARTICLE I  DEFINITIONS..................................................................    2
ARTICLE II  PURCHASE, SALE AND EXCHANGE OF SHARES.......................................    7
     2.1    Exchange of the Company Shares..............................................    7
     2.2    Sale, Purchase and Assignment of the Sub Shares.............................    7
     2.3    Exchange of the Kilmer Shares...............................................    7
     2.4    Closing.....................................................................    7
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF ACQUIROR.................................    8
     3.1    Authorization, Validity and Effect..........................................    8
     3.2    Acquiror Shares.............................................................    8
     3.3    Conflicts; Defaults.........................................................    8
     3.4    Exchange Act Filings........................................................    8
     3.5    Absence of Material Adverse Changes.........................................    8
     3.6    Taxes.......................................................................    9
     3.7    Legal Proceedings; Orders...................................................    9
     3.8    Absence Of Certain Changes and Events.......................................    9
     3.9    Contracts; No Defaults......................................................   10
     3.10   Insurance...................................................................   10
     3.11   Environmental Matters.......................................................   10
     3.12   Labor Relations; Compliance.................................................   10
     3.13   Intellectual Property.......................................................   11
     3.14   Disclosure..................................................................   11
     3.15   Brokers and Finders.........................................................   11
ARTICLE IV  REPRESENTATIONS OF THE TRUSTEE AND THE EMPLOYEE
                 TRUSTEE REGARDING THE TRUSTEE AND THE COMPANY SHARES
                 AND THE EMPLOYEE TRUSTEE AND THE SUB SHARES............................   11
     4.1    Authorization, Validity and Effect..........................................   11
     4.2    Consents and Approvals; No Violation........................................   11
     4.3    Title and Power to Sell.....................................................   12
     4.4    Litigation..................................................................   12
     4.5    Authorization, Validity and Effect..........................................   12
     4.6    Consents and Approvals; No Violation........................................   12
     4.7    Title and Power to Sell.....................................................   12
     4.8    Litigation..................................................................   12

                                                                                          PAGE
                                                                                          ----
ARTICLE V  REPRESENTATIONS AND WARRANTIES OF THE
ACQUIRED ENTITIES AND THE INTEREST HOLDERS
WITH RESPECT TO THE ACQUIRED ENTITIES...................................................   13
     5.1    Organization, Authority and Authorization...................................   13
     5.2    Consents and Approvals; No Violation........................................   13
     5.3    Title and Power to Sell.....................................................   14
     5.4    Capitalization..............................................................   14
     5.5    Company Financial Statements................................................   15
     5.6    Books and Records...........................................................   15
     5.7    Reports.....................................................................   16
     5.8    Absence of Material Adverse Changes.........................................   16
     5.9    Title to Properties; Encumbrances...........................................   16
     5.10   Condition and Sufficiency of Assets.........................................   16
     5.11   Accounts Receivable.........................................................   17
     5.12   No Undisclosed Liabilities..................................................   17
     5.13   Taxes.......................................................................   17
     5.14   Compliance with Legal Requirements; Governmental Authorizations.............   17
     5.15   Legal Proceedings; Orders...................................................   18
     5.16   Absence Of Certain Changes and Events.......................................   19
     5.17   Contracts; No Defaults......................................................   20
     5.18   Insurance...................................................................   21
     5.19   Environmental Matters.......................................................   22
     5.20   Employees...................................................................   23
     5.21   Labor Relations; Compliance.................................................   24
     5.22   Intellectual Property.......................................................   24
     5.23   Certain Payments............................................................   27
     5.24   Disclosure..................................................................   27
     5.25   Relationships with Related Persons..........................................   27
     5.26   Brokers and Finders.........................................................   28
     5.27   Employee Benefit Plans......................................................   28
     5.28   Investment Intent; Accredited Investor......................................   28
ARTICLE VI  CONDUCT OF BUSINESS PRIOR TO THE CLOSING....................................   29
     6.1    Conduct Prior to Closing....................................................   29
     6.2    Consents and Approvals......................................................   30
     6.3    Bookkeeping, Accounting and Financial Reporting Capabilities................   30
ARTICLE VII  ADDITIONAL AGREEMENTS......................................................   31
     7.1    Current Information.........................................................   31
     7.2    Access and Investigation....................................................   31
     7.3    Effect of Investigations....................................................   31
     7.4    Press Releases, Etc.........................................................   31
     7.5    Acquisition Proposals.......................................................   32
     7.6    Notification of Certain Matters.............................................   32
     7.7    Customers...................................................................   33
     7.8    Preservation of Relationships...............................................   33
     7.9    Resale; Legends.............................................................   33
     7.10   Pooling Treatment...........................................................   34
     7.11   Shareholder Approval; Proxy Statement.......................................   34

                                                                                          PAGE
                                                                                          ----
ARTICLE VIII  CONDITIONS................................................................   34
     8.1    Conditions to Each Party's Obligation to Consummate the Closing.............   34
     8.2    Conditions to Obligation of Acquiror to Consummate the Closing..............   35
     8.3    Conditions to Obligation of the Acquired Entities, the Trustee, the Employee
            Trustee,
            the Employee Group and the Interest Holders to Consummate the Closing.......   36
ARTICLE IX  TERMINATION.................................................................   36
     9.1    Termination.................................................................   36
     9.2    Effect of Termination.......................................................   37
ARTICLE X  GENERAL PROVISIONS...........................................................   37
     10.1   Survival of Representations, Warranties and Agreements......................   37
     10.2   Expenses....................................................................   37
     10.3   Confidentiality.............................................................   37
     10.4   Notices.....................................................................   38
     10.5   Jurisdiction; Service of Process............................................   39
     10.6   Further Assurances..........................................................   40
     10.7   Waiver......................................................................   40
     10.8   Entire Agreement and Modification...........................................   40
     10.9   Assignments, Successors, and No Third-Party Rights..........................   40
     10.10  Severability................................................................   40
     10.11  Foreign Currencies..........................................................   40
     10.12  Section Headings, Construction..............................................   40
     10.13  Governing Law...............................................................   41
     10.14  Specific Performance........................................................   41
     10.15  Counterparts................................................................   41
Exhibits
     A-1    Employment Agreement between Acquiror and Dr. Jack Barbut
     A-2    Consulting Agreement between Acquiror and Dr. Jack Barbut
     A-3    Employment Agreement between Acquiror and Dr. J. Chris Jensen
     B      Stockholders' Agreement
     C      Commercial Registry Extract

                            SHARE EXCHANGE AGREEMENT

     This Share Exchange Agreement (this "Agreement") made as of the 19th day of August, 1996 by and among DNX Corporation, a Delaware corporation ("Acquiror"), with its principal offices at 575 Route 28, Raritan, New Jersey, Mr. Manfred Wissmann, acting solely in his capacity as trustee (the "Trustee") pursuant to an Agreement among the Trustee, Dr. Jack Barbut and Alec Hackel, dated March 22, 1990 (the "Trust Agreement"), Dr. Gerald Rittershaus, acting solely in his capacity as trustee (the "Employee Trustee") pursuant to an Agreement between the Employee Trustee and Ms. Christine Dune-Kraatz ("Kraatz") dated December 12, 1989 (the "Employee Trust Agreement"), Dr. Jack Barbut whose address is c/o Piper & Marbury, L.L.P., 1251 Avenue of the Americas, New York, New York, 10020-1104 ("Barbut"), Alec Hackel whose address is Fluelieweg 3, 6045 Meggen, Switzerland ("Hackel"), Dr. John Christian Jensen whose address is Bohlstrasse 9a, 6300 Zug, Switzerland ("Jensen," collectively with Barbut and Hackel, the "Interest Holders"), as the holders of all of the equity interests in the Company, Ms. Bettina Donhardt ("Donhardt"), Kraatz (together with Donhardt, collectively, the "Employee Group"), BioClin GmbH, a German corporation and an indirect Subsidiary of the Company ("Sub"), Kilmer N.V., a Netherlands Antilles corporation ("Kilmer"), and BioClin Europe AG, a Swiss corporation (the "Company").

                                    RECITALS

     A. The Trustee, for the benefit of Hackel and Barbut (the "Joint Beneficial Shareholders"), and Jensen hold equity interests in the Company (the "Company Shares"), which constitute all of the equity interests in the Company.

     B. The Trustee, at the direction of the Joint Beneficial Shareholders, and Jensen desire to transfer, and Acquiror desires to acquire, the Company Shares, on the terms and subject to the conditions set forth in this Agreement.

     C. The Company (through BioClin AG, a wholly-owned Subsidiary), the Employee Trustee, for the benefit of Kraatz, and Donhardt hold equity interests (Geschaeftsanteile) in Sub (the "Sub Shares"), which constitute all of the equity interests in Sub.

     D. The Employee Trustee, for the benefit of Kraatz, and Donhardt desire to sell, transfer and assign, and Acquiror desires to purchase and acquire, the Sub Shares owned beneficially by the Employee Group, on the terms and subject to the conditions set forth in this Agreement.

     E. Barbut and Hackel hold equity interests in Kilmer (the "Kilmer Shares"), which constitute all of the equity interests in Kilmer.

     F. Barbut and Hackel desire to transfer and Acquiror desires to acquire the Kilmer Shares, on the terms and subject to the conditions set forth in this Agreement.

     G. As a condition hereto and simultaneously herewith, Acquiror shall acquire all of the issued and outstanding stock or equity interests of BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute"), and BioClin Inc., a Delaware corporation ("BioClin/U.S.," and collectively with BioClin Institute, the "BioClin Affiliates").

     H. Acquiror, the Interest Holders, the Employee Group, the Trustee, the Employee Trustee, Sub, Kilmer and the Company wish to enter into this Agreement for the purpose of making certain representations and warranties to each other and entering into certain other obligations in favor of each other.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     For purposes of this Agreement, the following terms have the meanings specified or referred to in this Article I:

     "Acquired Entities" means, collectively, the Company (and its Subsidiaries), Sub and Kilmer.

     "Acquiror" has the meaning given in the first paragraph of this Agreement.

     "Accounts Receivable" has the meaning given in Section 5.11.

     "Acquiror's Advisors" has the meaning given in Section 7.2.

     "Acquiror Common Stock" has the meaning given in Section 2.1.

     "Acquiror Letter" means the disclosure letter delivered by Acquiror to the Interest Holders concurrently with the execution and delivery of this Agreement.

     "Acquiror Shares" shall mean, collectively, the Europe Acquiror Shares, the Sub Acquiror Shares and the Kilmer Acquiror Shares.

     "Affiliate" of a specified Person is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     "Agreement" has the meaning given in the first paragraph of this Agreement.

     "Applicable Contract" means any Contract (a) under which any Acquired Entity has or may acquire any rights, (b) under which any Acquired Entity has or may become subject to any obligation or liability, or (c) by which any Acquired Entity or any of the assets owned or used by it is or may become bound.

     "Balance Sheet" has the meaning given in Section 5.5.

     "Barbut" has the meaning given in the first paragraph of this Agreement.

     "BioClin Affiliates" has the meaning given in the Recitals of this Agreement.

     "BioClin Institute" has the meaning given in the Recitals of this Agreement.

     "BioClin/U.S." has the meaning given in the Recitals of this Agreement.

     "Business Day" means any day on which banks are generally open to conduct business in New York, New York.

     "Closing" has the meaning given in Section 2.1.

     "Closing Date" has the meaning given in Section 2.4.

     "Company" has the meaning given in the first paragraph of this Agreement.

     "Company Reports" has the meaning given in Section 5.7.

     "Company Shares" has the meaning given in the Recitals of this Agreement.

     "Company Subsidiaries" has the meaning given in Section 5.4(a)(iii).

     "Competing Business" has the meaning given in Section 5.25.

     "Consent" means any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

     "Contract" means any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding.

     "Copyrights" has the meaning given in Section 5.22(a).

     "CRAs" has the meaning given in Section 5.17(a)(ix)

     "Disclosure Letter" means the disclosure letter delivered by the Interest Holders to Acquiror concurrently with the execution and delivery of this Agreement.

     "DM" has the meaning given in Section 5.4(b)(i).

     "Donhardt" has the meaning given in the first paragraph of this Agreement.

     "Employee Group" means collectively Ms. Christine Dune-Kraatz and Ms. Bettina Donhardt.

     "Employee Trust Agreement" has the meaning given in the first paragraph of this Agreement.

     "Employee Trustee" has the meaning given in the first paragraph of this Agreement.

     "Employment Agreements" means collectively the Employment Agreements to be entered at the Closing by and between Acquiror and each of Barbut and Jensen in substantially the form attached hereto as Exhibits A-1 and A-2.

     "Encumbrance" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

     "Environment" means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

     "Environmental, Health, and Safety Liabilities" means any cost, damages, expense, liability, obligation, or other responsibility arising from or under Environmental Law or Occupational Safety and Health Law and consisting of or relating to: (a) any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products); (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law; (c) financial responsibility under Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or (d) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Health Law.

     "Environmental Law" means any Legal Requirement that requires or relates to: (a) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the Environment; (b) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment; (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated; (d) assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of; (e) protecting resources, species, or ecological amenities; (f) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances;
(g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

     "Europe Acquiror Shares" has the meaning given in Section 2.1.

     "Exchange Act" has the meaning given in Section 3.4.

     "Facilities" means any real property, leaseholds or other interests currently or formerly owned or operated by any Acquired Entity and any buildings, plants, structures or equipment currently or formerly owned or operated by any Acquired Entity.

     "Governmental Authorization" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

     "Governmental Body" means any: (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (b) federal (Bund), canton, county (Land), commune, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (d) multi-national organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     "Hackel" has the meaning given in the first paragraph of this Agreement.

     "Hazardous Activity" means the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment, or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about, or from the Facilities or any part thereof into the Environment, and any other act, business, operation, or thing that increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property on or off the Facilities, or that may affect the value of the Facilities or the Acquired Companies.

     "Hazardous Materials" means any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

     "Intellectual Property Assets" has the meaning given in Section 5.22(a).

     "Interest Holders" has the meaning given in the first paragraph of this Agreement.

     "IRC" has the meaning given in the definition of "Tax Laws" in Article I.

     "IRS" has the meaning given in the definition of "Tax Laws" in Article I.

     "Jensen" has the meaning given in the first paragraph of this Agreement.

     "Joint Beneficial Shareholders" has the meaning given in the Recitals of this Agreement.

     "Kilmer" has the meaning given in the first paragraph of this Agreement.

     "Kilmer Acquiror Shares" has the meaning given in Section 2.3.

     "Kilmer Shares" has the meaning given in the Recitals of this Agreement.

     "Kraatz" has the meaning given in the first paragraph of this Agreement.

     "knowledge" has the meaning given in Section 7.6(e).

     "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

     "Marks" has the meaning given in Section 5.22(a).

     "Occupational Safety and Health Law" means any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

     "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

     "Patents" has the meaning given in Section 5.22(a).

     "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership (Personengesellschaft), limited liability company (Kapitalgesellschaft), Aktiengesellschaft, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

     "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

     "Proprietary Rights Agreement" has the meaning given in Section 5.20(b).

     "Proxy Statement" has the meaning given in Section 7.11(a).

     "Related Person" means (i) with respect to a particular individual: (a) each other member of such individual's Family; (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family; (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, managing director, Prokurist, holder of procuration, commercial mandate holder, officer, partner, executor, or trustee (or in a similar capacity); and (ii) with respect to a specified Person other than an individual: (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (b) any Person that holds a Material Interest in such specified Person; (c) each Person that serves as a director, managing director, Prokurist, holder of procuration, commercial mandate holder, officer, partner, executor, or trustee of such specified Person (or in a similar capacity); (d) any Person in which such specified Person holds a Material Interest; (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (f) any Related Person of any individual described in clause (b) or (c). For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse and former spouses, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and
(b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 5% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 5% of the outstanding equity securities or equity interests in a Person.

     "Release" means any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping, or other releasing into the Environment, whether intentional or unintentional.

     "Report Date" has the meaning given in the Stockholders' Agreement.

     "Representative" means, with respect to a particular Person, any director, managing director, Prokurist, holder of procuration, commercial mandate holder, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

     "SEC" has the meaning given in Section 3.4.

     "SEC Documents" has the meaning given in Section 3.4.

     "Securities Act" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

     "SFR" has the meaning given in Section 5.4(a)(i).

     "Stockholders' Agreement" means the Stockholders' Agreement to be entered into at the Closing by, among others, Acquiror, the Trustee, the Interest Holders, Sherby N.V., the Employee Trustee, Martha Lee Reynolds, Barry Dvorchik, Kraatz and Donhardt, in substantially the form attached hereto as Exhibit B.

     "Stockholders Meeting" has the meaning given in Section 7.11(b).

     "Sub" has the meaning given in the first paragraph of this Agreement.

     "Sub Acquiror Shares" has the meaning given in Section 2.2.

     "Sub Shares" has the meaning given in the Recitals of this Agreement.

     "Subsidiary" means, with respect to any Person, any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Company.

     "Swiss GAAP" means generally accepted accounting principals prevailing in Switzerland.

     "Taxes" means, to the extent applicable to any party hereto, all Swiss federal, cantonal and communal, German, Netherlands Antilles and U.S. or other foreign and all state, municipal and local taxes, charges, fees, levies or other assessments of whatever kind or nature, including without limitation, all net income, gross income, gross receipts, sales, value added, use, services, ad valorem, occupation, transfer, franchise, capital stock, profits, license, withholding, payroll, employment, unemployment, excise, estimated, severance, stamp, occupancy or property taxes, custom duties, assessments or governmental fiscal charges of any kind whatever (together with any interest, penalty, or addition to tax).

     "Taxing Authority" means, to the extent applicable to any party hereto, the Swiss Federal, Cantonal and Communal Tax Administration (Kantonale Steuerverwaltung), the German tax authorities (Finanzamt Dusseldorf Sued) the Netherlands Antilles Tax Inspectorate (Inspectie der Belastingen), the United States Internal Revenue Service (the "IRS") or, in each case, any successor agency, and, to the extent applicable to any party hereto, any similar foreign, state, municipal or local Governmental Body.

     "Tax Laws" means, to the extent applicable to any party hereto, all Swiss federal, cantonal and communal tax laws, the German tax laws (Umsatzsteuergesetz, Mehrwertsteuergesetz und Gewerbesteuergesetz) and regulations issued by the German tax authorities (Finanzamt Dusseldorf
Sued)pursuant thereto, the Netherlands Antilles Profit Tax Ordinance (Winstbelasting)and regulations issued by the Netherlands Antilles Tax Inspectorate (Inspectie der Belastingen) pursuant thereto, the Internal Revenue Code of 1986, as amended (the "IRC"), and regulations issued by the IRS thereunder, or, in each case, any successor law or regulations, and, to the extent applicable to any party hereto, any similar foreign, state, municipal or local laws and regulations.

     "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

     "Threat of Release" means a substantial likelihood of a Release that may require action in order to prevent or mitigate damage to the Environment that may result from such Release.

     "Trade Secrets" has the meaning given in Section 5.22(a).

     "Trust Agreement" has the meaning given in the first paragraph of this Agreement.

     "Trustee" has the meaning given in the first paragraph of this Agreement.

     "U.S. GAAP" has the meaning given in Section 3.4.

                                   ARTICLE II

                     PURCHASE, SALE AND EXCHANGE OF SHARES

     2.1. Exchange of the Company Shares. Subject to and upon the terms and conditions of this Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"), (i) the Trustee (at the express direction of the Joint Beneficial Shareholders) and Jensen shall transfer to Acquiror, and Acquiror shall acquire from the Trustee and Jensen, all of the Company Shares, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances with respect thereto, and (ii) subject to the provisions of Section
4.7 of the Stockholders' Agreement and the restrictions on transfer contemplated by Section 7.9 of this Agreement, Acquiror shall transfer and deliver to the Trustee and Jensen in proportion to their respective ownership of Company Shares and in consideration and exchange for the transfer of the Company Shares to Acquiror 1,105,690 shares of Common Stock, par value U.S. $.01 per share, of Acquiror ("Acquiror Common Stock") (such aggregate number of shares of Acquiror Common Stock to be delivered to the Trustee and Jensen in respect of the Company Shares being herein referred to as the "Europe Acquiror Shares"), free and clear of any claims, liens, restrictions on transfer or voting or encumbrances with respect thereto, other than those required by law and those contained in the Stockholders' Agreement. At the Closing, Acquiror shall deliver to the Trustee and Jensen certificates evidencing the Europe Acquiror Shares as specified herein.

     2.2. Sale, Purchase and Assignment of the Sub Shares. Subject to and upon the terms and conditions of this Agreement, at the Closing, (i) the Employee Trustee (at the express direction of Kraatz) and Donhardt shall sell, transfer and assign to Acquiror, and Acquiror shall purchase, acquire and accept such sale, transfer and assignment from the Employee Trustee (on behalf of Kraatz) and Donhardt of, all of the Sub Shares owned beneficially by the Employee Group, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances with respect thereto, and (ii) subject to the restrictions on transfer contemplated by Section 7.9 of this Agreement, Acquiror shall transfer and deliver to the Employee Trustee (on behalf of Kraatz) and Donhardt in proportion to their respective ownership of Sub Shares and in consideration for the sale, transfer and assignment of such Sub Shares to Acquiror 52,652 shares of Acquiror Common Stock (such aggregate number of shares of Acquiror Common Stock to be delivered to the Employee Trustee (on behalf of Kraatz) and Donhardt in respect of such Sub Shares being herein referred to as the "Sub Acquiror Shares"), free and clear of any claims, liens, restrictions on transfer or voting or encumbrances with respect thereto, other than those required by law. At the Closing, Acquiror shall deliver to the Employee Trustee (on behalf of Kraatz) and Donhardt certificates evidencing the Sub Acquiror Shares as specified herein and this Agreement (or a separate transfer document meeting the requirements of German law) shall be notarized by a German public notary to validate the sale and assignment of the Sub Shares by the Employee Trustee (on behalf of Kraatz) and Donhardt to Acquiror.

     2.3. Exchange of the Kilmer Shares. Subject to and upon the terms and conditions of this Agreement, at the Closing, (i) Barbut and Hackel shall transfer to Acquiror, and Acquiror shall acquire from Barbut and Hackel, all of the Kilmer Shares, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances with respect thereto, and (ii) subject to the provisions of Section 4.7 of the Stockholders' Agreement and the restrictions on transfer contemplated by Section 7.9 of this Agreement, Acquiror shall transfer and deliver to Barbut and Hackel in proportion to their respective ownership of Kilmer Shares and in consideration and exchange for the transfer of the Kilmer Shares to Acquiror 2 shares of Acquiror Common Stock (such aggregate number of shares of Acquiror Common Stock to be delivered to Barbut and Hackel in respect of the Kilmer Shares being herein referred to as the "Kilmer Acquiror Shares"), free and clear of any claims, liens, restrictions on transfer or voting or encumbrances with respect thereto, other than those required by law and those contained in the Stockholders' Agreement. At the Closing, Acquiror shall deliver to Barbut and Hackel certificates evidencing the Kilmer Acquiror Shares as specified herein.

     2.4. Closing. The Closing shall take place at the New York offices of Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, at 10:00 a.m., local time, on such date within five Business Days following the date on which the last of the conditions (excluding conditions that by their terms cannot be satisfied until the Closing Date) set forth in Article VIII is satisfied or waived in accordance herewith or at such other place, time or date as the parties may agree upon in writing. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF ACQUIROR

     Acquiror represents and warrants, in the form of an independent promise of guarantee (selbstaendiges Garantieversprechen) in the case of Sub, to the Company, Sub, Kilmer, the Trustee and the Interest Holders as follows:

     3.1. Authorization, Validity and Effect. Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Acquiror has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it, and subject to receipt of necessary shareholder approval with respect to this Agreement and the other agreements with the BioClin Affiliates with respect to the acquisition of all of the equity interests of the BioClin Affiliates, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Acquiror, subject, with respect to this Agreement, to the approval of the stockholders of Acquiror. This Agreement has been duly and validly executed and delivered by Acquiror and, once approved by the stockholders of Acquiror, represents the legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with its terms.

     3.2. Acquiror Shares. Assuming that all required stockholder action has been taken and all conditions set forth in Article VIII have been satisfied or waived, the Acquiror Shares to be issued hereunder have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable.

     3.3. Conflicts; Defaults. Neither the execution and delivery of this Agreement by Acquiror, nor the performance of its obligations hereunder, will conflict with or constitute a default under any of the terms or provisions of Acquiror's Second Restated Certificate of Incorporation or Second Amended and Restated By-Laws or any material agreement or other material instrument to which Acquiror is a party or by which it or its properties are bound or subject.

     3.4. Exchange Act Filings. Since December 10, 1991, Acquiror has filed all documents (the "SEC Documents") required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). As of their respective filing dates (and as amended through the date hereof), the SEC Documents complied in all material respects with the requirements of the Exchange Act and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading except to the extent corrected by a subsequently filed SEC Document. The financial statements of Acquiror included in the SEC Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or in the case of unaudited statements, as permitted by Form 10-Q and Regulation S-X of the SEC) and fairly present the consolidated financial position of Acquiror and its consolidated subsidiaries as at the dates thereof and the consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments).

     3.5. Absence of Material Adverse Changes. Except as set forth in Part 3.5 of the Acquiror Letter or in any SEC Document, since March 31, 1996, there has not been any material adverse change in the business, operations, properties, prospects, assets or condition of Acquiror that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act, and no event has occurred or circumstance exists that may result in such a material adverse change that would be required to be disclosed by Acquiror in any such report.

     3.6. Taxes.  (a) Except as set forth in Part 3.6 of the Acquiror Letter,
(i) all Tax Returns with respect to Taxes that were required to be filed by or on behalf of Acquiror at and prior to the date of this Agreement have been duly filed on a timely basis (giving effect to any extensions granted to Acquiror) and are true, correct and complete in all material respects, (ii) all Taxes due with respect to periods covered by the Tax Returns referred to in clause (i) have been paid in full or Acquiror has adequately reserved or made adequate accruals (in accordance with U.S. GAAP) with respect to any such Taxes which are due and payable by Acquiror and Acquiror has not had and will not have any liability for Taxes materially in excess of the amounts so paid or so reserved or accrued, and (iii) Acquiror is not a party to or the subject of any action, investigation or proceeding, exclusive of normal recurring audits, nor, to the knowledge of Acquiror, is any such action, investigation or proceeding threatened, by any Governmental Authority for the assessment or collection of any Taxes and no deficiency notices or reports have been received by Acquiror with respect to any deficiency of Acquiror for any Taxes.

     (b) The statute of limitations for the assessment of U.S. federal income taxes and all state income taxes of Acquiror has expired for each period through December 31, 1990.

     3.7. Legal Proceedings; Orders. (a) Except as set forth in Part 3.7 of the Acquiror Letter or in any SEC Document, since March 31, 1996, no Proceeding has been instituted or threatened by or against Acquiror or that otherwise relates to or may materially affect the business of, or any of the assets owned or used by, Acquiror that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act.

     (b) Except as set forth in Part 3.7 of the Acquiror Letter or in any SEC Document, since March 31, 1996, no Order has arisen or been threatened to which Acquiror or any of the assets owned or used by Acquiror is subject that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act.

     3.8. Absence Of Certain Changes and Events.  Except as set forth in Part
3.8 of the Acquiror Letter or in any SEC Document, since March 31, 1996, Acquiror has conducted its business only in the ordinary course of business and there has not occurred any:

          (a) change in Acquiror's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of Acquiror (other than as contemplated by this Agreement); issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by Acquiror of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

          (b) amendment to the Second Restated Certificate of Incorporation of Acquiror;

          (c) payment or increase by Acquiror of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the ordinary course of business consistent with past practice) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

          (d) adoption of, or increase (except in the ordinary course of business consistent with past practice) in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of Acquiror;

          (e) damage to or destruction or loss of any asset or property of Acquiror, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of Acquiror, taken as a whole;

          (f) entry into, termination of, or receipt of notice of termination of
     (i) any material Contract or any material license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) transaction involving a total remaining commitment by or to Acquiror of at least U.S. $500,000;

          (g) sale (other than sales of inventory in the ordinary course of business), lease, or other disposition of any material asset or property of Acquiror;

          (h) cancellation or waiver of any claims or rights with a value to Acquiror in excess of U.S. $500,000;

          (i) material change in the accounting methods used by Acquiror, except for any change required as a result of a change in U.S. GAAP;

          (j) incurrence or payment of any indebtedness for borrowed money other than pursuant to Acquiror's financing arrangements in existence on March 31, 1996;

          (k) acquisition of any assets or properties or any commitment to do so other than in the ordinary course of business; or

          (l) agreement, whether oral or written, by Acquiror to do any of the foregoing.

     3.9. Contracts; No Defaults. (a) Except as set forth in Part 3.9(a) of the Acquiror Letter, the SEC Documents contain as exhibits all of the material Contracts, other than those entered into by Acquiror subsequent to March 31, 1996, to which Acquiror is a party or by which it or its properties or assets are bound or subject.

     (b) Part 3.9(b) of the Acquiror Letter sets forth a summary schedule of certain of such Contracts produced by Acquiror in the ordinary course of its business which sets forth, among other things, the parties to such Contracts and the amount of the remaining commitment of Acquiror under such Contracts.

     3.10. Insurance.  Except as set forth in Part 3.10 of the Acquiror Letter:

          (i) All insurance policies to which Acquiror is a party or that provide coverage to any of Acquiror or any director or officer of Acquiror:
     (A) to Acquiror's knowledge, are valid, outstanding, and enforceable; (B) are issued by an insurer that is financially sound and reputable; (C) taken together, provide adequate insurance coverage for the assets and the operations of Acquiror for all risks to which Acquiror is normally exposed;
     (D) are sufficient for compliance in all material respects with all Legal Requirements that are or were applicable to Acquiror or to the conduct or operation of its business or the ownership or use of any of its properties or assets and all Contracts to which Acquiror is a party or by which it is bound; (E) will continue in full force and effect following the consummation of the transactions contemplated hereby; and (F) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of Acquiror.

          (ii) Acquiror has not received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any insurance policy is not willing or able to perform its obligations thereunder.

          (iii) Acquiror has paid all premiums due, and has otherwise performed in all material respects all of its obligations, under each insurance policy to which Acquiror is a party or that provides coverage to Acquiror or any director or officer thereof.

          (iv) Acquiror has given notice to the insurer of all claims that may be insured thereby.

     3.11. Environmental Matters. Except as set forth in Part 3.11 of the Acquiror Letter or in any SEC Document, since March 31, 1996, Acquiror has not been in material violation of or liable under, any Environmental Law to an extent that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act.

     3.12. Labor Relations; Compliance. Part 3.12 of the Acquiror Letter sets forth each collective bargaining or other labor contract to which Acquiror is a party or otherwise subject. Since December 10, 1991, there has not been, there is not presently pending or existing, and there is not threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any Proceeding against or affecting Acquiror relating to the alleged material violation of any Legal Requirement applicable to Acquiror pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with any Governmental Body, organizational activity, or other labor or employment dispute against or affecting Acquiror or its premises, or (c) any application for certification of a collective bargaining agent. No event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees by Acquiror, and no such action is contemplated by Acquiror. Acquiror has complied in all material respects with all Legal Requirements applicable to Acquiror relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Acquiror is not liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to materially comply with any of the foregoing Legal Requirements.

     3.13. Intellectual Property. Except as set forth in Part 3.13 of the Acquiror Letter, all intellectual property necessary for the conduct of Acquiror's business as currently conducted has been disclosed in the SEC Documents.

     3.14. Disclosure. No notice given by Acquiror pursuant to Section 7.6 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

     3.15. Brokers and Finders. Except with respect to arrangements with Vector Securities International, Inc., neither Acquiror nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for Acquiror in connection with this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV

                REPRESENTATIONS OF THE TRUSTEE AND THE EMPLOYEE
              TRUSTEE REGARDING THE TRUSTEE AND THE COMPANY SHARES
                  AND THE EMPLOYEE TRUSTEE AND THE SUB SHARES

     The Trustee represents and warrants to Acquiror, in the form of an independent promise of guarantee (selbstaendiges Garantieversprechen), as follows:

     4.1. Authorization, Validity and Effect. The Trustee, at the explicit direction of the Joint Beneficial Shareholders, has all requisite power and authority to carry out his obligations arising in connection with the transactions contemplated by this Agreement. This Agreement and all other agreements and documents to be executed and delivered by the Trustee in connection with this Agreement constitute in all respects the valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with their respective terms. The execution, delivery and performance of this Agreement by the Trustee on behalf of the Joint Beneficial Shareholders are within the Trustee's powers and have been duly authorized by all necessary action on the part of the Trustee or the Joint Beneficial Shareholders, as applicable.

     4.2. Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by the Trustee and the consummation of the transactions contemplated hereby do not and will not (i) require the advance consent or approval of, or filing with, any person or public authority (other than the express direction of the Joint Beneficial Shareholders) or (ii) constitute or result in the breach of any provision of, or constitute a default under, the Trust Agreement or any material agreement or other material instrument to which the Trustee is a party or by which he (or the Company Shares) is bound or subject.

     4.3. Title and Power to Sell. The Trustee is the legal owner of the Company Shares owned beneficially by the Joint Beneficial Shareholders, which, together with the Company Shares owned by Jensen, constitute all of the equity interests of the Company. Good, valid and marketable title to such equity interests is held by the Trustee free and clear of any claims, liens, restrictions on transfer or voting or encumbrances. The Company Shares owned by the Trustee are validly issued, fully paid and non-assessable. The Trustee has full power and authority, at the express direction of the Joint Beneficial Shareholders, to transfer to Acquiror at the Closing the Company Shares owned beneficially by the Joint Beneficial Shareholders, and upon consummation of the transactions contemplated by this Agreement, Acquiror will have acquired good, valid and marketable title to the Company Shares owned beneficially by the Joint Beneficial Shareholders, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances.

     4.4. Litigation. As of the date of this Agreement, there is no action, suit or proceeding pending against, or to the knowledge of the Trustee, threatened against or affecting, the Trustee or the Company Shares owned by the Trustee before any court or arbitrator or any Governmental Body or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

     The Employee Trustee represents and warrants to Acquiror, in the form of an independent promise of guarantee (selbstaendiges Garantieversprechen), as follows:

     4.5. Authorization, Validity and Effect. The Employee Trustee, at the explicit direction of Kraatz, has all requisite power and authority to carry out his obligations arising in connection with the transactions contemplated by this Agreement. This Agreement and all other agreements and documents to be executed and delivered by the Employee Trustee in connection with this Agreement constitute in all respects the valid and binding obligation of the Employee Trustee, enforceable against the Employee Trustee in accordance with their respective terms. The execution, delivery and performance of this Agreement by the Employee Trustee on behalf of Kraatz are within the Employee Trustee's powers and have been duly authorized by all necessary action on the part of the Employee Trustee or Kraatz, as applicable.

     4.6. Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by the Employee Trustee and the consummation of the transactions contemplated hereby do not and will not (i) require the advance consent or approval of, or filing with, any person or public authority (other than a public notary and the express direction of Kraatz) or (ii) constitute or result in the breach of any provision of, or constitute a default under, the Employee Trust Agreement or any material agreement or other material instrument to which the Employee Trustee is a party or by which he (or the Sub Shares owned by the Employee Trustee) is bound or subject.

     4.7. Title and Power to Sell. The Employee Trustee is the legal owner of the Sub Shares owned beneficially by Kraatz, which, together with the Sub Shares owned by Donhardt and the Sub Shares owned by the Company (through a wholly-owned subsidiary), constitute all of the equity interests of the Company. Good, valid and marketable title to such equity interests is held by the Employee Trustee free and clear of any claims, liens, restrictions on transfer or voting or encumbrances. The Sub Shares owned by the Employee Trustee are fully paid up, not repaid and non-assessable (keine Nachschusspflict). The Employee Trustee has full power and authority, at the express direction of Kraatz, to sell, transfer and assign to Acquiror at the Closing the Sub Shares owned beneficially by Kraatz, and upon consummation of the transactions contemplated by this Agreement, Acquiror will have acquired good, valid and marketable title to the Sub Shares owned beneficially by Kraatz, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances.

     4.8. Litigation. As of the date of this Agreement, there is no action, suit or proceeding pending against, or to the knowledge of the Employee Trustee, threatened against or affecting, the Employee Trustee or the Sub Shares owned by the Employee Trustee before any court or arbitrator or any Governmental Body or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

                                   ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF THE
                   ACQUIRED ENTITIES AND THE INTEREST HOLDERS
                     WITH RESPECT TO THE ACQUIRED ENTITIES

     Each of the Acquired Entities and the Interest Holders hereby jointly and severally represent and warrant, in the form of an independent promise of guarantee (selbstaendiges Garantieversprechen) in the case of Sub, to Acquiror that:

     5.1. Organization, Authority and Authorization. (a) (i) The Company is a corporation duly organized, validly existing and in good standing under the Canton of Zug, and federal laws of Switzerland. The Company has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and represents the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     (ii) The extract from the Commercial Registry of the Canton of Zug with respect to the Company, attached hereto as Exhibit C, is true, correct and complete.

     (b) Sub is a Gellschaft mit beschraenkter Haftung (GmbH) duly organized and validly existing under the laws of the State of Baden-Wuertenberg, Germany. Sub has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Sub. This Agreement has been duly and validly executed and delivered by Sub and represents the legal, valid and binding obligation of Sub, enforceable against Sub in accordance with its terms.

     (c) Kilmer is a corporation duly organized, validly existing and in good standing under the laws of the Netherlands Antilles. Kilmer has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Kilmer. This Agreement has been duly and validly executed and delivered by Kilmer and represents the legal, valid and binding obligation of Kilmer, enforceable against Kilmer in accordance with its terms.

     (d) Each Acquired Entity has the full corporate power and authority to own its properties and assets, to carry on its business as it is now being conducted and to perform all its obligations under Applicable Contracts and this Agreement. No Acquired Entity is required to qualify to do business in any jurisdiction where not already so qualified except where a failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Acquired Entities taken as a whole. Each Acquired Entity has all Governmental Authorizations required in order to own or lease its properties and assets and to carry on its business as now being conducted in all respects material to the financial condition, business or results of operations of the Acquired Entities taken as a whole. The Interest Holders have delivered to Acquiror copies of the organizational and organic documents of each of the Acquired Entities, as currently in effect.

     5.2. Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by each of the Acquired Entities and each of the Interest Holders and the consummation of the transactions contemplated hereby do not and will not (i) require the advance consent or approval of, or filing with, any person or public authority (other than a public notary with respect to Sub) or (ii) constitute or result in the breach of any provision of, or constitute a default under, the organizational or organic documents of any Acquired Entity, the Trust Agreement or any material agreement or other material instrument to which any Acquired Entity or any Interest Holder is a party or by which such Person (or the Company Shares, the Sub Shares or the Kilmer Shares) is bound or subject; provided, however, that Acquiror must register as the shareholder of Sub before its acquisition of the Sub Shares will become fully effective under German law.

     5.3. Title and Power to Sell. (a) The Trustee (for the benefit of the Joint Beneficial Shareholders) and Jensen are the legal owners of the Company Shares, which constitute all of the equity interests of the Company. Good, valid and marketable title to such equity interests is held by the Trustee and Jensen free and clear of any claims, liens, restrictions on transfer or voting or encumbrances. The Company Shares are validly issued, fully paid and non-assessable. The Trustee (at the express direction of the Joint Beneficial Shareholders) and Jensen have full power and authority to transfer to Acquiror at the Closing the Company Shares, and upon consummation of the transactions contemplated by this Agreement, Acquiror will have acquired good, valid and marketable title to the Company Shares, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances.

     (b) The Company (through its wholly owned Subsidiary, BioClin AG), the Employee Trustee (for the benefit of Kraatz) and Donhardt are the legal owners of the Sub Shares, which constitute all of the equity interests of Sub. Good, valid and marketable title to such equity interests is held by the Company (through its wholly owned Subsidiary, BioClin AG), the Employee Trustee (for the benefit of Kraatz) and Donhardt free and clear of any claims, liens, restrictions on transfer or voting or encumbrances. The Sub Shares are fully paid up, not repaid and non-assessable (keine Nachschusspflicht). The Employee Trustee (for the benefit of Kraatz) and Donhardt have full power and authority to sell, transfer and assign to Acquiror at the Closing the Sub Shares beneficially owned by the Employee Group, and upon consummation of the transactions contemplated by this Agreement, Acquiror will have acquired good, valid and marketable title to the Sub Shares beneficially owned by the Employee Group, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances.

     (c) Barbut and Hackel are the legal owners of the Kilmer Shares, which constitute all of the equity interests of Kilmer. Good, valid and marketable title to such equity interests is held by Barbut and Hackel free and clear of any claims, liens, restrictions on transfer or voting or encumbrances. The Kilmer Shares are validly issued, fully paid and non-assessable. Barbut and Hackel have full power and authority to transfer to Acquiror at the Closing the Kilmer Shares, and upon consummation of the transactions contemplated by this Agreement, Acquiror will have acquired good, valid and marketable title to the Kilmer Shares, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances.

     5.4. Capitalization. (a) (i) The Company has a stated capital of 50,000 Swiss Francs ("SFR") which is divided into 100 bearer shares of 500 SFR each, fully paid up, of which the Trustee (for the benefit of the Joint Beneficial Shareholders) contributed 25,050 SFR and Jensen contributed 24,950 SFR. There are no other equity interests in the Company and no outstanding options, warrants, scrip, participation capital, rights to subscribe to, calls, commitments or agreements of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, equity interests of the Company. The Company does not hold any treasury shares. Except for the Trust Agreement, there are no voting trusts or other agreements or understandings with respect to the voting of the equity interests of the Company.

     (ii) The Company does not hold, directly or indirectly, nor is it a member nor does it have any Contract to acquire, any share, equity or other interest in any corporation (other than BioClin AG, a Swiss corporation, Sub, Pulpwood Investments N.V., a Netherlands Antilles corporation, Merlik B.V., a Dutch corporation, and Merlik CV, a Dutch corporation) or limited liability company, partnership, limited partnership or other entity including single partnerships, cooperatives and joint ventures.

     (iii) As of the date hereof, the Subsidiaries of the Company (the "Company Subsidiaries") consist only of BioClin AG, Sub, Pulpwood Investments N.V., Merlik Holding B.V. and Merlik C.V. All outstanding capital stock or equity interests in each of the Company Subsidiaries (other than Sub and Merlik C.V.) are held by the Company or a direct or indirect wholly-owned Company Subsidiary, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances.

     (iv) As of the date hereof, there are (A) outstanding no options, warrants or other rights to acquire, or obligations of the Company or any Company Subsidiary to issue, shares of capital stock or other equity interests in, or securities convertible into or exchangeable for capital stock of or equity interests in any Company Subsidiary and (B) no agreements restricting the transfer of, or affecting the rights of the Company in, the capital stock or equity interests in any of the Company Subsidiaries.

     (b) (i) Sub has a stated capital of 100,000 Deutschmarks ("DM") which is fully paid up, of which the Trustee (for the benefit of Kraatz) contributed 25,000 DM, Ms. Donhardt contributed 24,900 DM and BioClin AG, a wholly-owned Subsidiary of the Company, contributed 50,000 DM. There are no other equity interests in Sub and no outstanding options, warrants, scrip, rights to subscribe to, calls, commitments or agreements of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, equity interests of Sub. Sub does not hold any treasury shares (eigne Geschaeftsanteile). There are no loans or economically corresponding transactions, the repayment of which would constitute a violation of Section 32 a and 32 b of the German law of limited liability companies ("GmbHG"). Except for the trust agreement with respect to the Sub Shares beneficially owned by Ms. Dune-Kraatz, there are no voting trusts or other agreements or understandings to which Sub is a party with respect to the voting of the equity interests of Sub.

     (ii) Sub does not hold, directly or indirectly, nor is it a member nor does it have any Contract to acquire, any share, equity or other interest in any corporation or limited liability company (Kapitalgesellschaft), partnership (Personengesellschaft), or other entity including silent partnerships, cooperatives and joint ventures.

     (iii) There are no enterprise contracts (Unternehmensvertraege) as defined in Sections 291 and 292 of the German Stock Corporation Act (Aktiengesetz) to which Sub is or has been a party.

     (c) (i) Kilmer has a stated capital of $6,000 which is fully paid up, of which Barbut contributed $3,000 and Hackel contributed $3,000. There are no other equity interests in Kilmer and no outstanding options, warrants, scrip, rights to subscribe to, calls, commitments or agreements of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, equity interests of Kilmer. Kilmer does not hold any treasury shares. There are no voting trusts or other agreements or understandings to which Kilmer is a party with respect to the voting of the equity interests of Kilmer.

     (ii) Kilmer does not hold, directly or indirectly, nor is it a member nor does it have any Contract to acquire, any share, equity or other interest in any corporation (other than Merlik C.V.) or limited liability company, partnership or other entity including silent partnerships, cooperatives and joint ventures.

     5.5. Company Financial Statements. The Acquired Entities and the Interest Holders have delivered to Acquiror as Part 5.5 of the Disclosure Letter: (i) an unaudited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1994, and the related unaudited combined consolidated statement of income for the fiscal year then ended as well as the fiscal year ended December 31, 1993, and (ii) an unaudited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1995 (the "Balance Sheet") and the related unaudited combined consolidated statement of income for the fiscal year then ended. The financial statements with respect to fiscal 1995 have been prepared in accordance with U.S. GAAP (which except where noted therein, have been consistently applied), and fairly present the financial condition and results of operations, changes in stockholders' equity and cash flow of the Company as at the respective dates and for the periods referred to in such financial statements. The financial statements with respect to fiscal 1993 and 1994 have been prepared in accordance with Swiss GAAP and have been reconciled to U.S. GAAP.

     5.6. Books and Records. Except as set forth in Part 5.6 of the Disclosure Letter, the books of account and other records of the Acquired Entities, including records of all meetings held by, and the corporate action taken by, the shareholders of the Acquired Entities and the directors, managing directors, "Prokurists," holders of procuration and commercial mandate holders of the Acquired Entities, all of which have been made available to Acquiror, are complete and correct and have been maintained in accordance with sound business practices and in compliance in all material respects with all applicable Legal Requirements and accounting requirements. At the Closing, all of the foregoing books and records will be in the possession of the Acquired Entities.

     5.7. Reports. Except as set forth in Part 5.7 of the Disclosure Letter, since June 26, 1987 with respect to the Company, February 9, 1990 with respect to Sub and October 12, 1989 with respect to Kilmer, each Acquired Entity has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with respect to such Acquired Entity with any Governmental Body with jurisdiction over such Acquired Entity or its employees, assets or properties (all such reports and statements are collectively referred to herein as the "Company Reports"). As of their respective dates, the Company Reports complied in all material respects with the statutes, rules, regulations and orders enforced or promulgated by the regulatory authority with which they were filed.

     5.8. Absence of Material Adverse Changes. Except as set forth in Part 5.8 of the Disclosure Letter, since December 31, 1995, there has not been any material adverse change in the business, operations, properties, prospects, assets or condition of any Acquired Entity, and no event has occurred or circumstance exists that may result in such a material adverse change.

     5.9. Title to Properties; Encumbrances. The Acquired Entities do not own any real property. Part 5.9 of the Disclosure Letter contains a complete and accurate list of all leaseholds or other interests in real property held or possessed by the Acquired Entities and a summary of the material provisions of any lease or other Applicable Contract relating to such leasehold or other interest, including the identity of the other party thereto, a description of the interest held, the location of the real property, the duration thereof, payment terms and any rights of termination. The Acquired Entities and the Interest Holders have made available to Acquiror copies of all leases and other instruments (as recorded) by which the Acquired Entities acquired such real property interests, and copies of any title insurance policies, opinions, abstracts and surveys in the possession of the Interest Holders or the Acquired Entities and relating to such interests. Each of the Acquired Entities owns all of the properties and assets (whether real, personal or mixed and whether tangible or intangible) that it purports to own, including all of the properties and assets reflected in the Balance Sheet (except for assets held under capitalized leases disclosed or not required to be disclosed on Part 5.9 of the Disclosure Letter, licenses for intangible personal property (including software licenses) and personal property sold since the date of the Balance Sheet, in the ordinary course of business), and all of the properties and assets purchased or otherwise acquired by such Acquired Entity since the date of the Balance Sheet. Except as set forth in Part 5.9 of the Disclosure Letter, all material properties and assets reflected in the Balance Sheet are free and clear of all Encumbrances and are not, in the case of real property interests, subject to any rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature except, with respect to all such properties and assets
(i) security interests shown on the Balance Sheet as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (ii) security interests incurred in connection with the purchase of property or assets after the date of the Balance Sheet (such security interests being limited to the property or assets so acquired), with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, and (iii) liens for current taxes not yet due. To the knowledge of the Acquired Entities, all buildings and structures occupied by the Acquired Entities lie wholly within the boundaries of the real property leased by the Acquired Entities and do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person.

     5.10. Condition and Sufficiency of Assets.  Except as set forth in Part
5.10 of the Disclosure Letter, the buildings and structures conform to applicable code requirements and commercial standards for the localities where the premises are located, and the equipment and other tangible personal property of the Acquired Entities are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, structures, equipment and other tangible personal property is in need of maintenance or repair, except ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, structures, equipment and other tangible personal property of each Acquired Entity are sufficient for the continued conduct of such Acquired Entity's business after the Closing in substantially the same manner as conducted prior to the Closing.

     5.11. Accounts Receivable. All accounts receivable of the Acquired Entities that are reflected on the Balance Sheet (collectively, the "Accounts Receivable") represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. Except as set forth in Part 5.11 of the Disclosure Letter, unless paid prior to the Closing Date, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the reserves, if any, shown on the Balance Sheet or on the accounting records of the Company on the Closing Date (which, in the case of the reserve as of the Closing Date, is adequate and will not represent a material adverse change in the composition of such Accounts Receivable in terms of aging since the date of the Balance Sheet). To the knowledge of the Acquired Entities and the Interest Holders, no event has occurred nor circumstances exist which make it improbable that any of the Acquired Entities will be able to collect the Accounts Receivable outstanding as of the date of this Agreement or as of the Closing Date consistent with its prior collection experience.

     5.12. No Undisclosed Liabilities. Except as set forth in Part 5.12 of the Disclosure Letter, the Acquired Entities have no material liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent or otherwise) except for liabilities or obligations reflected or reserved against in the Balance Sheet and current liabilities incurred in the ordinary course of business since the date thereof.

     5.13. Taxes. (a) Except as set forth in Part 5.13 of the Disclosure Letter, (i) all Tax Returns with respect to Taxes that were required to be filed by or on behalf of each Acquired Entity at or prior to the date of this Agreement have been duly filed on a timely basis (giving effect to any extensions granted to such Acquired Entity) and are true, correct and complete in all material respects, (ii) all Taxes due with respect to periods covered by the Tax Returns referred to in clause (i) have been paid in full or each of the Acquired Entities has adequately reserved or made adequate accruals (which are reflected on the Balance Sheet) with respect to any such Taxes which are due and payable by such Acquired Entity, and the Acquired Entities have not had and will not have any liability for Taxes materially in excess of the amounts so paid, reserved or accrued, and (iii) no Acquired Entity is a party to or the subject of any action, investigation or proceeding, exclusive of normal recurring audits, nor to the knowledge of the Acquired Entities and the Interest Holders, is any such action, investigation or proceeding threatened, by any Governmental Authority for the assessment or collection of any Taxes, and no deficiency notices or reports have been received by any Acquired Entity or any of the Interest Holders with respect to any deficiency of the Acquired Entities for any Taxes.

     (b) The statute of limitations for the assessment of (i) Swiss income and other Taxes of the Company has expired for each period through December 31, 1991, (ii) German income and other Taxes of Sub has expired for each period through December 31, 1991, and (iii) Netherland Antilles income and other Taxes of Kilmer has expired for each period through December 31, 1991.

     (c) No Tax is required to be withheld as a result of the transactions contemplated by this Agreement.

     (d) As a result of compliance with this Agreement and the matters referred to herein, none of the Acquired Entities nor the Interest Holders will be obligated to make any payment to any individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the IRC without regard to whether such payment is to be made in the future.

     5.14. Compliance with Legal Requirements; Governmental Authorizations. (a) Except as set forth in Part 5.14(a) of the Disclosure Letter: (i) each Acquired Entity is, and has been, in compliance in all material respects with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its properties or assets; (ii) no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a material violation by any Acquired Entity of, or a failure on the part of any Acquired Entity to comply in all material respects with, any Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or (B) may give rise to any material obligation on the part of any Acquired Entity to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and (iii) no Acquired Entity has received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or (B) any actual, alleged, possible, or potential obligation on the part of such Acquired Entity to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

     (b) Except as set forth in Part 5.14 (b) of the Disclosure Letter: (i) each Acquired Entity is, and has been, in full compliance with all of the terms and requirements of each Governmental Authorization owned, possessed or otherwise applicable to such Acquired Entity, the conduct of its business or any assets owned or used by it; (ii) no event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization owned, possessed or otherwise applicable to any Acquired Entity, the conduct of its business or any assets owned or used by it, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any such Governmental Authorization; (iii) no Acquired Entity has received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorization owned, possessed or otherwise applicable to such Acquired Entity, the conduct of its business or any assets owned or used by it, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any such Governmental Authorization; and (iv) all applications required to have been filed for the renewal of the Governmental Authorizations owned, possessed or otherwise applicable to each Acquired Entity, the conduct of its business or any assets owned or used by it have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

     (c) Except as set forth in Part 5.14(c) of the Disclosure Letter, the Governmental Authorizations owned, possessed or otherwise applicable to the Acquired Entities, the conduct of their respective businesses or the assets owned or used by them collectively constitute all of the Governmental Authorizations required in order to permit each of the Acquired Entities to lawfully conduct and operate its business in the manner it currently conducts and operates such business and to permit each of the Acquired Entities to own and use its assets in the manner in which it currently owns and uses such assets.

     5.15. Legal Proceedings; Orders. (a) Except as set forth in Part 5.15(a) of the Disclosure Letter, there is no pending Proceeding: (i) that has been commenced by or against any Acquired Entity or any of the Interest Holders or that otherwise relates to or may materially affect the business of, or any of the assets owned or used by, any Acquired Entity; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

     (b) Except as set forth in Part 5.15(b) of the Disclosure Letter, to the knowledge of the Acquired Entities and the Interest Holders, (i) no such Proceeding has been threatened, and (ii) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. The Acquired Entities and the Interest Holders have delivered to Acquiror copies of all pleadings, correspondence with third parties, and other non-privileged documents relating to each Proceeding listed in Part 5.15 of the Disclosure Letter. The Proceedings listed in Part 5.15 of the Disclosure Letter will not have a material adverse effect on the business, operations, assets, condition, or prospects of the Acquired Entities taken as a whole.

     (c) Except as set forth in Part 5.15(c) of the Disclosure Letter: (i) there is no Order to which any Acquired Entity, or any of the assets owned or used by any Acquired Entity, is subject; (ii) none of the Interest Holders is subject to any Order that relates to the business of, or any of the assets owned or used by, any Acquired Entity; and (iii) no officer, director, managing director, Prokurist, holder of procuration, commercial mandate holder, agent or employee of any Acquired Entity is subject to any Order that prohibits such officer, director, managing director, Prokurist, holder of procuration, commercial mandate holder, agent or employee from engaging in or continuing any conduct, activity, or practice relating to the business of such Acquired Entity.

     (d) Except as set forth in Part 5.15(d) of the Disclosure Letter: (i) each Acquired Entity is, and at all times has been, in compliance in all material respects with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject; (ii) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a material violation of or failure to comply in all material respects with any term or requirement of any Order to which any Acquired Entity, or any of the assets owned or used by it, is subject; and (iii) no Acquired Entity has received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which any Acquired Entity, or any of the assets owned or used by it, is or has been subject.

     5.16. Absence Of Certain Changes and Events. Except as set forth in Part
5.16 of the Disclosure Letter, since the date of the Balance Sheet, each Acquired Entity has conducted its business only in the ordinary course of business and there has not been any:

          (a) change in such Acquired Entity's stated capital or equity interests; grant of any option or right to purchase shares of such Acquired Entity; issuance of any security convertible into such shares; grant of any registration rights; purchase, redemption, retirement, or other acquisition by such Acquired Entity of any such shares; or declaration or payment of any shares in such Acquired Entity's profits;

          (b) amendment to the organizational or organic documents of such Acquired Entity;

          (c) payment or increase by such Acquired Entity of any bonuses, salaries, or other compensation to any shareholder, director, managing director, Prokurist, holder of procuration, commercial mandate holder, officer, or (except in the ordinary course of business consistent with past practice) employee or entry into any employment, severance, or similar Contract with any director, managing director, Prokurist, holder of procuration, commercial mandate holder, officer, or employee;

          (d) adoption of, or increase (except in the ordinary course of business consistent with past practice) in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of such Acquired Entity;

          (e) damage to or destruction or loss of any asset or property of such Acquired Entity, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of such Acquired Entity;

          (f) entry into, termination of, or receipt of notice of termination of
     (i) any Contract, any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any transaction involving a total remaining commitment by or to such Acquired Entity of at least 60,000 SFR, 70,000 DM or U.S. $50,000;

          (g) sale (other than sales of inventory in the ordinary course of business), lease, or other disposition of any asset or property of such Acquired Entity or mortgage, pledge, or imposition of any Encumbrance on any material asset or property of such Acquired Entity, including the sale, lease, or other disposition of any of the Intellectual Property Assets;

          (h) cancellation or waiver of any claims or rights with a value to such Acquired Entity in excess of 60,000 SFR, 70,000 DM or U.S. $50,000;

          (i) material change in the accounting methods used by such Acquired Entity;

          (j) incurrence or payment (other than regularly scheduled payments under debt obligations existing as of the date of this Agreement) of any indebtedness for borrowed money or any incurrence of or commitment to incur any material capital expenditures by such Acquired Entity, in each case, in excess of U.S. $30,000;

          (k) acquisition of any assets or properties or any commitment to do so other than in the ordinary course of business by such Acquired Entity; or

          (l) agreement, whether oral or written, by such Acquired Entity to do any of the foregoing.

     5.17. Contracts; No Defaults. (a) Part 5.17(a) of the Disclosure Letter contains a complete and accurate list, and the Company, Sub, Kilmer and the Interest Holders have delivered to Acquiror true and complete copies, of:

          (i) each Applicable Contract that involves performance of services by any Acquired Entity of an amount or value in excess of 125,000 SFR, 150,000 DM or U.S. $100,000, except any such Applicable Contract that can be terminated without cause by either party thereto without penalty on 30 days or less notice;

          (ii) each Applicable Contract that involves performance of services or delivery of goods or materials to any Acquired Entity of an amount or value in excess of 125,000 SFR, 150,000 DM or U.S. $100,000, except any such Applicable Contract that can be terminated without cause by either party thereto without penalty on 30 days or less notice;

          (iii) each Applicable Contract that was not entered into in the ordinary course of business and that involves expenditures or receipts by any Acquired Entity in excess of 125,000 SFR, 150,000 DM or U.S. $100,000, except any such Applicable Contract that can be terminated without cause by either party thereto without penalty on 30 days or less notice;

          (iv) each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any personal property of any Acquired Entity (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than U.S. $20,000);

          (v) each licensing agreement or other Applicable Contract with respect to patents, trademarks, copyrights, or other intellectual property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets;

          (vi) each collective bargaining agreement, voluntary company agreement between an employer and employees (or works council) concerning working conditions (Betriebsvereinbarung) and other Applicable Contract to or with any labor union or other employee representative of a group of employees or with a group of employees;

          (vii) each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by any Acquired Entity with any other Person;

          (viii) each Applicable Contract containing covenants that in any way purport to restrict the business activity of any Acquired Entity or any Affiliate thereof or limit the freedom of any Acquired Entity or any Affiliate thereof to engage in any line of business or to compete with any Person;

          (ix) each Applicable Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods, except that, with respect to all Applicable Contracts relating to the retaining of Clinical Research Assistants ("CRAs") by any Acquired Entity, Part 5.17(a) of the Disclosure Letter need only set forth the aggregate payments made by the Acquired Entities to all such CRAs during fiscal 1995;

          (x) each power of attorney with respect to any Acquired Entity or any Interest Holder that is currently effective and outstanding;

          (xi) each Applicable Contract entered into other than in the ordinary course of business that contains or provides for an express undertaking by any Acquired Entity to be responsible for consequential damages;

          (xii) each Applicable Contract for capital expenditures by any Acquired Entity in excess of 70,000 SFR, 75,000 DM or U.S. $50,000;

          (xiii) each written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by any Acquired Entity other than in the ordinary course of business; and

          (xiv) each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

     (b) Except as set forth in Part 5.17(b) of the Disclosure Letter: (i) none of the Interest Holders (and no Related Person of any Interest Holder) has or may acquire any material rights under, and none of the Interest Holders have or may become subject to any material obligation or liability under, any Contract that relates to the business of, or any of the assets owned or used by, any Acquired Entity; and (ii) no officer, director, managing director, Prokurist, holder of procuration, commercial mandate holder, officer, agent, employee, consultant, or contractor of any Acquired Entity is bound by any Contract that purports to limit the ability of such officer, director, managing director, Prokurist, holder of procuration, commercial mandate holder, agent, employee, consultant, or contractor to (A) engage in or continue any conduct, activity, or practice relating to the business of such Acquired Entity, or (B) assign to such Acquired Entity or to any other Person any rights to any invention, improvement, or discovery.

     (c) Except as set forth in Part 5.17(c) of the Disclosure Letter, each Contract identified or required to be identified in Part 5.17(a) of the Disclosure Letter is in full force and effect and is valid and enforceable in accordance with its terms.

     (d) Except as set forth in Part 5.17(d) of the Disclosure Letter:

          (i) each Acquired Entity is, and at all times has been, in full compliance with all material terms and requirements of each Contract under which it has or had any obligation or liability or by which it or any of its assets is or was bound;

          (ii) each other Person that has or had any obligation or liability under any Contract under which any Acquired Entity has or had any rights is, and at all times has been, in full compliance with all material terms and requirements of such Contract;

          (iii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene in any material respect, conflict in any material respect with, or result in a material violation or breach of, or give any Acquired Entity or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and

          (iv) no Acquired Entity has given to or received from any other Person, at any time any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential material violation or breach of, or default under, any Contract.

     (e) Except as set forth in Part 5.17(e) of the Disclosure Letter, there are no renegotiations of, attempts to renegotiate, written demands to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to or by any Acquired Entity under current or completed Contracts with any Person, other than any reduction of less than 10% of the aggregate amount due to any Acquired Entity under any Applicable Contract with a sponsor which is proportional to a corresponding reduction of services to be performed by such Acquired Entity under such Contract.

     (f) Except as set forth in Part 5.23 of the Disclosure Letter, the Contracts relating to the sale, design, manufacture, or provision of products or services by any Acquired Entity have been entered into in the ordinary course of business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in material violation of any Legal Requirement that is or was applicable to any Acquired Entity or to the conduct or operation of its business or the ownership or use of any of its properties or assets.

     5.18. Insurance. (a) The Company, Sub, Kilmer and the Interest Holders have delivered to Acquiror: (i) true and complete copies of all policies of insurance to which any Acquired Entity is a party or under which any Acquired Entity, or any director, managing director, Prokurist, holder of procuration, commercial mandate holder, or officer of any Acquired Entity, is or has been covered at any time within the two years preceding the date of this Agreement; (ii) true and complete copies of all pending applications for policies of insurance; and (iii) any statement by the auditor of any Acquired Entity's financial statements with regard to the adequacy of such Acquired Entity's coverage or of the reserves for claims.

     (b) Except as set forth on Part 5.18(b) of the Disclosure Letter:

          (i) All insurance policies to which any Acquired Entity is a party or that provide coverage to any of the Interest Holders, any Acquired Entity or any director, managing director, Prokurist, holder of procuration, commercial mandate holder, or officer of any Acquired Entity; (A) to such Person's knowledge, are valid, outstanding, and enforceable; (B) are issued by an insurer that is financially sound and reputable; (C) taken together, provide adequate insurance coverage for the assets and the operations of the Acquired Entities taken as a whole for all risks to which the Acquired Entities are normally exposed; (D) are sufficient for compliance in all material respects with all Legal Requirements that are or were applicable to the Acquired Entities or to the conduct or operation of their business or the ownership or use of any of their properties or assets and all Contracts to which the Acquired Entities are party or by which they are bound; (E) will continue in full force and effect following the consummation of the transactions contemplated hereby; and (F) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of the Acquired Entities.

          (ii) None of the Interest Holders, Sub, Kilmer nor the Company has received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any insurance policy is not willing or able to perform its obligations thereunder.

          (iii) Each Acquired Entity has paid all premiums due, and has otherwise performed in all material respects all of its obligations, under each insurance policy to which it is a party or that provides coverage to such Acquired Entity or a director, managing director, Prokurist, holder of procuration, commercial mandate holder, or officer thereof.

          (iv) The Acquired Entities have given notice to the insurer of all claims that may be insured thereby.

     5.19. Environmental Matters. Except as set forth in Part 5.19 of the Disclosure Letter:

     (a) Each of the Acquired Entities is, and at all times has been, in compliance in all material respects with, and has not been and is not in material violation of or liable under, any Environmental Law that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its properties or assets. None of the Interest Holders, Sub, Kilmer nor the Company has any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held to be responsible received, any actual or threatened order, notice, or other communication from (i) any Governmental Body or private citizen acting or purporting to act in the public interest, or (ii) the current or prior owner or operator of any Facilities, of any actual or potential material violation or failure to comply in all material respects with any Environmental Law that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or of any actual or threatened obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which any of the Interest Holders or any Acquired Entity has or had an interest, or with respect to any property or Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by the Interest Holders, the Acquired Entities, or any other Person for whose conduct they are or may be held responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

     (b) There are no pending or, to the knowledge of the Acquired Entities or the Interest Holders, threatened claims, Encumbrances, or other restrictions of a material nature, resulting from any Environmental, Health, and Safety Liabilities or arising under or pursuant to any Environmental Law that is or was applicable to any of the Acquired Entities or to the conduct or operation of its business or the ownership or use of any of its properties or assets, with respect to or affecting any of the Facilities or any other properties and assets (whether real, personal, or mixed) in which any of the Interest Holders or any Acquired Entity has or had an interest.

     (c) None of the Acquired Entities nor the Interest Holders has any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held responsible, received, any citation, directive, inquiry, notice, Order, summons, warning, or other communication that relates to Hazardous Activity, Hazardous Materials, or any alleged, actual, or potential material violation or failure to comply in all material respects with any Environmental Law that is or was applicable to any Acquired Entity or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or of any alleged, actual, or potential obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which any of the Interest Holders or any Acquired Entity has or had an interest, or with respect to any property or Facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used, or processed by the Interest Holders, the Acquired Entities, or any other Person for whose conduct they are or may be held responsible, have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

     (d) None of the Acquired Entities nor the Interest Holders, or any other Person for whose conduct they are or may be held responsible, has any material Environmental, Health, and Safety Liabilities with respect to the Facilities or with respect to any other properties and assets (whether real, personal, or mixed) in which any of the Interest Holders or the Acquired Entities (or any predecessor), has or had an interest, or at any property geologically or hydrologically adjoining the Facilities or any such other property or assets.

     (e) There are no Hazardous Materials present on or in the Environment at the Facilities or at any geologically or hydrologically adjoining property, including any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water or any other part of the Facilities or such adjoining property, or incorporated into any structure therein or thereon. None of the Interest Holders, the Acquired Entities, any other Person for whose conduct they are or may be held responsible, or any other Person, has permitted or conducted, or is aware of, any Hazardous Activity conducted with respect to the Facilities or any other properties or assets (whether real, personal, or mixed) in which any of the Interest Holders or the Acquired Entities has or had an interest except in compliance in all material respects with all Environmental Laws that are or were applicable to any Acquired Entity or to the conduct or operation of its business or the ownership or use of any of its properties or assets.

     (f) There has been no Release or, to the knowledge of the Acquired Entities or the Interest Holders, Threat of Release, of any Hazardous Materials at or from the Facilities or at any other locations where any Hazardous Materials were generated, manufactured, refined, transferred, produced, imported, used, or processed from or by the Facilities, or from or by any other properties and assets (whether real, personal, or mixed) in which any of the Interest Holders or the Acquired Entities has or had an interest, or any geologically or hydrologically adjoining property, whether by the Interest Holders, the Acquired Entities, or any other Person.

     (g) The Interest Holders and the Acquired Entities have delivered to Acquiror true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or initiated by the Interest Holders or the Acquired Entities pertaining to Hazardous Materials or Hazardous Activities in, on, or under the Facilities, or concerning compliance by the Interest Holders, the Acquired Entities, or any other Person for whose conduct they are or may be held responsible, with Environmental Laws that are or were applicable to any of the Acquired Entities or to the conduct or operation of its business or the ownership or use of any of its properties or assets.

     5.20. Employees. (a) Part 5.20 of the Disclosure Letter contains a complete and accurate summary of the following information for each employee, officer or director, managing director or Prokurist, holder of procuration or commercial mandate holder of each Acquired Entity, including each employee on leave of absence or layoff status: name; job title; current compensation paid or payable and any change in compensation since December 31, 1995; vacation accrued; and service credited for purposes of vesting and eligibility to participate under any pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), other equity participation arrangement, severance pay, insurance, medical, welfare, or vacation plan or any other employee benefit plan.

     (b) Except as set forth in Part 5.20 of the Disclosure Letter, no employee, officer or director, managing director or Prokurist, holder of procuration or commercial mandate holder of any Acquired Entity is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee, officer or director, managing director or Prokurist, holder of procuration or commercial mandate holder and any other Person ("Proprietary Rights Agreement") that in any way adversely affects or will affect the ability of such Acquired Entity to conduct its business, including any Proprietary Rights Agreement with the Interest Holders or the Acquired Entities by any such employee, officer or director, managing director or Prokurist, holder of procuration or commercial mandate holder. Except as set forth in Part 5.20 of the Disclosure Letter, to the knowledge of the Acquired Entities and the Interest Holders, no director, managing director, Prokurist, holder of procuration, commercial mandate holder, officer, or other key employee of any Acquired Entity intends to terminate his employment with the Acquired Entities.

     (c) Part 5.20 of the Disclosure Letter also contains a complete and accurate list of the following information for each retired employee, officer or director, managing director or Prokurist, holder of procuration or commercial mandate holder of any Acquired Entity, or their dependents, receiving benefits or scheduled to receive benefits in the future: name, pension benefit, pension option election, retiree medical insurance coverage, retiree life insurance coverage, and other benefits.

     5.21. Labor Relations; Compliance. Except as set forth in Part 5.21 of the Disclosure Letter, since June 26, 1987 with respect to the Company, February 9, 1990 with respect to Sub and October 12, 1989 with respect to Kilmer, no Acquired Entity has been nor is it currently a party to any collective bargaining or other labor Contract. Since June 26, 1987 with respect to the Company, February 9, 1990 with respect to Sub and October 12, 1989 with respect to Kilmer, there has not been, there is not presently pending or existing, and, to the knowledge of the Acquired Entities, there is not threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any Proceeding against or affecting any Acquired Entity relating to the alleged material violation of any Legal Requirement applicable to such Acquired Entity pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with any Governmental Body, organizational activity, or other labor or employment dispute against or affecting any Acquired Entity or its premises, or (c) any application for certification of a collective bargaining agent. Except as set forth in Part 5.21 of the Disclosure Letter, no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees by any Acquired Entity, and no such action is contemplated by any Acquired Entity. Except as set forth in Part 5.21 of the Disclosure Letter, each Acquired Entity has complied in all material respects with all Legal Requirements applicable to it relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Except as set forth in Part
5.21 of the Disclosure Letter, no Acquired Entity is liable for the payment of any compensation, damages, Taxes, fines, penalties, or other amounts, however designated, for failure to comply in all material respects with any of the foregoing Legal Requirements.

     5.22. Intellectual Property. (a) The term "Intellectual Property Assets" includes: (i) the name "BioClin Europe AG," "BioClin AG," "BioClin GmbH" and all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks"); (ii) all patents, patent applications, and inventions and discoveries that may be patentable (collectively, "Patents"); (iii) all copyrights in both published works and unpublished works (collectively, "Copyrights"); and (iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets"); owned, used, or licensed by any Acquired Entity as licensee or licensor.

     (b) Part 5.22(b) of the Disclosure Letter contains a complete and accurate list and summary description, including any royalties paid or received by any Acquired Entity, of all Contracts relating to the Intellectual Property Assets to which any Acquired Entity is a party or by which it is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than 40,000 SFR, 50,000 DM or U.S. $30,000 under which any Acquired Entity is the licensee. There are no outstanding and, to the knowledge of the Interest Holders and the Acquired Entities, no threatened disputes or disagreements with respect to any such agreement.

     (c) (i) The Intellectual Property Assets are all those necessary for the operation of each Acquired Entity's business as it is currently conducted. The Acquired Entities are the owners or licensees of all right, title, and interest in and to the Intellectual Property Assets (other than to the extent that any Acquired Entity is obligated to assign any application, invention, development, etc. relating to such Intellectual Property Assets to another Person under an Applicable Contract with a sponsor), free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and, except as set forth in Part 5.17(a) of the Disclosure Letter, have the right to use without payment to a third party all of the Intellectual Property Assets.

     (ii) Except as set forth in Part 5.22(c) of the Disclosure Letter, all former and current employees of each Acquired Entity have executed written Contracts with such Acquired Entity that assign to it all rights to any inventions, improvements, discoveries, or information relating to the business of such Acquired Entity. Except as set forth in Part 5.22(c) of the Disclosure Letter, no employee of any Acquired Entity has entered into any Contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than such Acquired Entity.

     (d) (i) Part 5.22(d) of the Disclosure Letter contains a complete and accurate list and summary description of all Patents owned by or licensed to the Acquired Entities. Except as set forth in Part 5.22(d) of the Disclosure Letter, the Acquired Entities are the owners or licensees of all right, title, and interest in and to such Patents, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     (ii) Except as set forth in Part 5.22(d) of the Disclosure Letter, all of the issued Patents owned by the Acquired Entities are currently in compliance in all material respects with applicable Legal Requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or Taxes or actions falling due within ninety days after the Closing Date.

     (iii) Except as set forth in Part 5.22(d) of the Disclosure Letter, no Patent owned by the Acquired Entities has been or is now involved in any interference, reissue, reexamination, or opposition proceeding nor to the knowledge of the Interest Holders and the Acquired Entities is there any potentially interfering patent or patent application of any third party.

     (iv) Except as set forth in Part 5.22(d) of the Disclosure Letter, no Patent is infringed or, to the knowledge of the Interest Holders and the Acquired Entities, has been challenged or threatened in any way. Except as set forth in Part 5.22(d) of the Disclosure Letter, none of the products manufactured and sold, nor any process or know-how used, by the Acquired Entities infringes or is alleged to infringe any patent or other proprietary right of any other Person.

     (v) Except as set forth in Part 5.22(d) of the Disclosure Letter, all products made, used, or sold under the Patents owned by the Acquired Entities have been marked with the proper patent notice.

     (e) (i) Part 5.22(e) of Disclosure Letter contains a complete and accurate list and summary description of all Marks owned by or licensed to the Acquired Entities. Except as set forth in Part 5.22(e) of the Disclosure Letter, the Acquired Entities are the owners or licensees of all right, title, and interest in and to such Marks, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     (ii) Except as set forth in Part 5.22(e) of the Disclosure Letter, all Marks owned by the Acquired Entities that have been registered with the Swiss Federal Intellectual Property Office or similar foreign Governmental Body are currently in compliance in all material respects with applicable Legal Requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or Taxes or actions falling due within ninety days after the Closing Date.

     (iii) Except as set forth in Part 5.22(e) of the Disclosure Letter, no Mark owned by the Acquired Entities has been or is now involved in any opposition, invalidation, or cancellation and, to the knowledge of the Acquired Entities and the Interest Holders, no such action is threatened with the respect to any of such Marks.

     (iv) Except as set forth in Part 5.22(e) of the Disclosure Letter, to the knowledge of the Acquired Entities and the Interest Holders, there is no potentially interfering trademark or trademark application of any third party.

     (v) Except as set forth in Part 5.22(e) of the Disclosure Letter, no Mark owned by the Acquired Entities is infringed or, to the knowledge of the Acquired Entities and the Interest Holders, has been challenged or threatened in any way. Except as set forth in Part 5.22(e) of the Disclosure Letter, none of the Marks used by the Acquired Entities infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

     (vi) Except as set forth in Part 5.22(e) of the Disclosure Letter, all products and materials containing a Mark owned by the Acquired Entities bear the proper federal registration notice where permitted by law.

     (f) (i) Part 5.22(f) of the Disclosure Letter contains a complete and accurate list and summary description of all Copyrights owned by or licensed to the Acquired Entities. Except as set forth in Part 5.22(f) of the Disclosure Letter, the Acquired Entities are the owners or licensees of all right, title, and interest in and to such Copyrights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     (ii) Except as set forth in Part 5.22(f) of the Disclosure Letter, all the Copyrights owned by the Acquired Entities have been registered (to the extent required to protect such Copyrights) and are currently in compliance in all material respects with applicable Legal Requirements, are valid and enforceable, and are not subject to any maintenance fees or Taxes or actions falling due within ninety days after the date of Closing.

     (iii) Except as set forth in Part 5.22(f) of the Disclosure Letter, no Copyright owned by the Acquired Entities is infringed or, to the knowledge of the Acquired Entities and the Interest Holders, has been challenged or threatened in any way. Except as set forth in Part 5.22(f) of the Disclosure Letter, none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

     (iv) Except as set forth in Part 5.22(f) of the Disclosure Letter, all works encompassed by the Copyrights owned by the Acquired Entities have been marked with the proper copyright notice (to the extent required to protect such Copyrights).

     (g) (i) With respect to each Trade Secret owned by the Acquired Entities, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

     (ii) Except as set forth in Part 5.22(g) of the Disclosure Letter, the Interest Holders and the Acquired Entities have taken all reasonable precautions to protect the secrecy, confidentiality, and value of the Trade Secrets owned by the Acquired Entities.

     (iii) Except as set forth in Part 5.22(g) of the Disclosure Letter, the Acquired Entities have good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. Except as set forth in Part 5.22(g) of the Disclosure Letter, the Trade Secrets owned by the Acquired Entities are not part of the public knowledge or literature, and, to the knowledge of the Acquired Entities and the Interest Holders, have not been used, divulged, or appropriated either for the benefit of any Person (other than the Acquired Entities) or to the detriment of the Acquired Entities. Except as set forth in Part 5.22(g) of the Disclosure Letter, no Trade Secret owned by the Acquired Entities is subject to any adverse claim or has been challenged or threatened in any way.

     (h) Except as set forth in Part 5.22(h) of the Disclosure Letter, no Contract (whether or not related to the Intellectual Property Assets) obligates the Acquired Entities or any director, managing director, Prokurist, holder of procuration, commercial mandate holder, officer or employee of the Acquired Entities to disclose and/or assign to another Person, any Intellectual Property Asset or any developments, inventions, etc. relating to the Intellectual Property Assets.

     5.23. Certain Payments. Except as set forth in Part 5.23 of the Disclosure Letter, none of the Acquired Entities nor any director, managing director, Prokurist, holder of procuration, commercial mandate holder, officer, agent, or employee of the Acquired Entities, or any other Person associated with or acting for or on behalf of the Acquired Entities, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of any Acquired Entity, or any Affiliate of any Acquired Entity, or
(iv) in violation of any Legal Requirement that is or was applicable to any of the Acquired Entities or to the conduct or operation of its business or the ownership or use of any of its properties or assets; (b) established or maintained any fund or asset that has not been recorded in the books and records of the Acquired Entities.

     5.24. Disclosure. (a) No representation or warranty of the Acquired Entities or the Interest Holders in this Agreement and no statement in the Disclosure Letter omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading. None of the information to be supplied by the Acquired Entities or the Interest Holders for inclusion in, or to be incorporated by reference in, the Proxy Statement will, at the time of the mailing of the Proxy Statement and the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) No notice given by the Acquired Entities or any of the Interest Holders pursuant to Section 7.6 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

     (c) There is no fact known to any of the Acquired Entities or the Interest Holders that has specific application to the Interest Holders or the Acquired Entities (other than general economic or industry conditions) and that materially adversely affects the assets, business, prospects, financial condition, or results of operations of the Acquired Entities taken as a whole that has not been set forth in this Agreement or the Disclosure Letter.

     5.25. Relationships with Related Persons. Except as set forth in Part 5.25 of the Disclosure Letter, none of the Interest Holders or any Related Person of such Interest Holders or of the Acquired Entities has, or since the first day of the next to last completed fiscal year of the Company has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to any Acquired Entity's business. Except as set forth in Part 5.25 of the Disclosure Letter, none of the Interest Holders or any Related Person of such Interest Holders or of the Acquired Entities owns, or since the first day of the next to last completed fiscal year of the Company owned (of record or as a beneficial owner), an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with any Acquired Entity, or
(ii) engaged in competition with any Acquired Entity with respect to any line of the products or services of the Acquired Entities (a "Competing Business") in any market presently served by the Acquired Entities, except for less than one percent of the outstanding capital stock or stated capital of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Part 5.25 of the Disclosure Letter, none of the Interest Holders or any Related Person of such Interest Holders or of the Acquired Entities is a party to any Contract with, or has any claim or right against, any Acquired Entity, other than Contracts relating to their employment with such Acquired Entity and claims for ordinary compensation as provided by any such Contract.

     5.26. Brokers and Finders. Neither the Interest Holders nor the Acquired Entities nor any of their respective officers, directors, managing directors, Prokurists, holder of procuration, commercial mandate holder, or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted, directly or indirectly, for any of the Interest Holders or the Acquired Entities, in connection with this Agreement or the transactions contemplated hereby or thereby.

     5.27. Employee Benefit Plans. (a) Part 5.27 of the Disclosure Letter sets forth a complete and accurate list and summary description of each employee benefit plan or arrangement, including, without limitation, bonus, savings or profit sharing plan, deferred compensation plan, pension or retirement plan, stock option plan, stock appreciation right plan, executive compensation practice and other executive perquisite, each plan or arrangement providing for insurance (including, without limitation, health and life insurance) coverage, severance, termination or similar coverage and each written compensation policy and practice, which in each case, covers any current or former employee, officer, director, managing director, Prokurist, holder of procuration, commercial mandate holder, or agent of any Acquired Entity, and which is or was maintained or contributed to by any Acquired Entity, other than those benefit plans or arrangements mandated by applicable Legal Requirements.

     (b) Except as set forth in Part 5.27 of the Disclosure Letter, each Acquired Entity has (i) complied in all material respects with all Legal Requirements applicable to the employee benefit plans and arrangements listed in
Part 5.27 of the Disclosure Letter applicable to it, (ii) made all contributions to such plans and arrangements that were required to be made pursuant to applicable Legal Requirements; (iii) in the Balance Sheet, made adequate provision for pension obligations that have been accrued but are not yet due and payable and (iv) no pension obligations other than those required by Swiss or German law, as the case may be.

     5.28. Investment Intent; Accredited Investor. (a) The Interest Holders are acquiring the Acquiror Shares pursuant to Article II of this Agreement for their own accounts and not with the view to, or for resale in connection with, any distribution or public offering thereof with the meaning of the Securities Act, except as contemplated by the Stockholders' Agreement. Each Interest Holder is either (i) an "accredited investor" as such term is defined in Section 501(a) of Regulation D promulgated under the Securities Act or (ii) otherwise has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and the risks of the Acquiror Shares being delivered pursuant to Section 2.1 of this Agreement so that such delivery of Acquiror Shares is eligible for exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act or Regulation S thereunder. Each Interest Holder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Acquiror Shares, has had full access to such information concerning Acquiror as such Person has requested and possesses substantial information about, and familiarity with, Acquiror as a result of the information provided to such Person. The Interest Holders understand that the Acquiror Shares have not been registered under the Securities Act by reason of their contemplated issuance by Acquiror in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of Acquiror upon this exemption is predicated in part upon this representation and warranty by the Interest Holders.

     (b) Each member of the Employee Group is acquiring the Acquiror Shares pursuant to Article II of this Agreement for her own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Each member of the Employee Group is not a "U.S. Person" as such term is defined in Section 901(o) of Regulation S promulgated under the Securities Act. Each member of the Employee Group understands that the Acquiror Shares have not been registered under the Securities Act by reason of their contemplated issuance by Acquiror in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Regulation S promulgated thereunder, and that the reliance of Acquiror upon this exemption is predicated in part upon this representation and warranty by the Employee Group.

                                   ARTICLE VI

                    CONDUCT OF BUSINESS PRIOR TO THE CLOSING

     6.1. Conduct Prior to Closing. (a) The Acquired Entities and the Interest Holders hereby covenant and agree with Acquiror, that, prior to the Closing, unless the prior written consent of Acquiror shall have been obtained and except as otherwise contemplated herein, each of the Acquired Entities shall, and ths except for acquisitions of such securities in the ordinary course of business;

          (i) grant any increase in compensation (including any salaries or bonuses) to its employees as a class, or to its officers or directors, managing director or Prokurist, holder of procuration or commercial mandate holder, except as required by law or at times and in a manner consistent with past practice; effect any change in retirement benefits to any class of employees or officers (unless any such change shall be required by applicable law); enter into any employment, severance or similar agreements or arrangements with any diron, Section 6.3), each of the Acquired Entities agrees that it will not, and the Interest Holders covenant and agree that they will not permit any Acquired Entity to, do or agree or commit to do, without the prior written consent of Acquiror, any of the following:

          (ii) incur any liabilities or obligations in excess of U.S. $50,000, in the aggregate, whether directly or by way of guaranty, including any obligation for borrowed money whether or not evidenced by a note, bond, debenture or similar instrument;

          (iii) acquire any equity, debt or other investment securities except for acquisitions of such securities in the ordinary course of business;

          (iv) grant any increase in compensation (including any salaries or bonuses) to its employees as a class, or to its officers or directors, managing director or Prokurist, holder of procuration or commercial mandate holder, except as required by law or at times and in a manner consistent with past practice; effect any change in retirement benefits to any class of employees or officers (unless any such change shall be required by applicable law); enter into any employment, severance or similar agreements or arrangements with any director, managing director or Prokurist, holder of procuration, commercial mandate holder, or officer or employee other than the agreements or severance and other plans described in Part 5.27 of the Disclosure Letter, which in the case of employment agreements would extend beyond the Closing Date (it being understood that nothing contained herein shall prohibit any Acquired Entity from paying individual merit increases or promotional increases, or performance bonuses to its employees based on formulas consistent with those used in the past for similar levels of performance); or establish, adopt, enter into or amend any employee benefit plan for the benefit of any director, managing director or Prokurist, holder of procuration, commercial mandate holder, or officer or employee;

          (v) declare any profit to be distributed to its shareholders or pay any profit and purchase, redeem or otherwise acquire any of its shares;

          (vi) other than with respect to the loan and letter agreement relating to the acquisition of real property in connection with establishing a representative office in Lithuania, purchase or otherwise acquire any substantial portion of the assets, or of any class of stock or equity interests of any Person except in partial or complete satisfaction of debts previously contracted; merge into any other Person or permit any other Person to merge into it or consolidate with any other Person; liquidate, sell, dispose of, or encumber any assets or acquire any assets, other than in the ordinary course of business consistent with past practice, or issue any shares or permit any shares held in its treasury to become outstanding; or issue or grant or extend the term of any option, warrant, conversion or stock appreciation right not in existence on the date hereof;

          (vii) propose or adopt any amendments to its organizational or organic documents;

          (viii) enter into any type of business not conducted by such Acquired Entity as of the date of this Agreement or create or organize any new Subsidiary or enter into or participate in any joint venture or partnership;

          (ix) propose or adopt any material changes to the accounting principles used by such Acquired Entity except as required by applicable generally accepted accounting principles and then only in consultation with Acquiror;

          (x) enter into any agreement or transactions with any of the Interest Holders, another Acquired Entity or any Affiliate thereof or make any material amendment or modification to any such agreement, except as contemplated by this Agreement; or

          (xi) agree or commit to do any of the foregoing.

Without limiting the foregoing, from the date hereof until the Closing, the Acquired Entities shall not, and the Interest Holders agree that they will not permit any Acquired Entity to, without first promptly notifying Acquiror and obtaining the prior written consent of Acquiror, take any action or permit or suffer to be taken any action, which is represented in Section 5.16 not to have been taken since the date of the Balance Sheet.

     (b) From the date hereof until the Closing, Acquiror shall not, without first promptly notifying the Interest Holders and providing the Interest Holders an opportunity to express their views, take any action or permit or suffer to be taken any action, which is represented in Section 3.8 not to have been taken since March 31, 1996.

     6.2. Consents and Approvals. (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to cooperate with the other and use all reasonable best efforts to satisfy the conditions set forth in
Article VIII to be satisfied and to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and contractual arrangements to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby. Each of the parties hereto hereby covenants and agrees subject, in the case of Acquiror to the fiduciary obligations of Acquiror's Board of Directors, to take no action (a) which would render any of its representations and warranties contained herein untrue at and as of the Closing except as otherwise contemplated herein or (b) which would adversely affect its ability to satisfy any of the conditions set forth in
Article VIII, including, without limitation, the ability to obtain any necessary Governmental Authorizations required for the transactions contemplated hereby or materially increase the period of time necessary to obtain such authorizations.

     (b) To the extent that the rights of any Acquired Entity under any agreement, arrangement or understanding may not be assigned without the consent or approval of another party thereto, such Acquired Entity shall, and the Interest Holders shall cause such Acquired Entity to, use all reasonable efforts to obtain any such consent or to amend the agreement, arrangement or understanding such that no consent is required.

     6.3. Bookkeeping, Accounting and Financial Reporting Capabilities. (a) The Acquired Entities and the Interest Holders hereby covenant and agree with Acquiror, that (i) prior to the Closing, the Acquired Entities and the Interest Holders will deliver to Acquiror: (A) an audited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1994, and the related audited combined consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal year then ended as well as the fiscal year ended December 31, 1993, together with the report thereon of KPMG Peat Marwick L.L.P., and (B) an audited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1995 and the related audited combined consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal year then ended, together with the report thereon of KPMG Peat Marwick L.L.P., including, in each case, the notes thereto, and (ii) (A) the financial statements with respect to fiscal 1995 will be prepared in accordance with U.S. GAAP (which except where noted therein, will be consistently applied), and will fairly present the financial condition and results of operations, changes in stockholders' equity and cash flow of the Company and the BioClin Affiliates as at the respective dates and for the periods referred to in such financial statements and (B) the financial statements with respect to fiscal 1993 and 1994 will be prepared in accordance with Swiss GAAP and will be reconciled to U.S. GAAP.

     (b) The Acquired Entities and the Interest Holders hereby covenant and agree with Acquiror, that, prior to the Closing, the Acquired Entities shall, and the Interest Holders shall cause the Acquired Entities to, hire such number of bookkeepers and/or accountants, or an accounting firm to provide such bookkeeping and accounting services, reasonably acceptable to Acquiror, both in terms of number and identity, such that the Acquired Entities will, upon the Closing, have adequate financial reporting capabilities to ensure that the reporting of consolidated financial results by Acquiror on a post-Closing basis shall be made in a manner that will enable Acquiror meet all reporting obligations applicable to it pursuant to the Exchange Act.

     (c) Notwithstanding any other provision hereof to the contrary (including, without limitation, Section 10.2), to the extent Acquiror incurs any fees or expenses in connection with the employment of Persons in connection with the rendering of services contemplated by Section 6.3(b), the Acquired Entities shall promptly reimburse Acquiror for all such fees and expenses.

                                  ARTICLE VII

                             ADDITIONAL AGREEMENTS

     7.1. Current Information. During the period from the date of this Agreement to the Closing, the Interest Holders, on the one hand, and Acquiror, on the other hand, will cause one or more of their Representatives to confer on a regular and frequent basis with Representatives of the other party with respect to the status of the ongoing operations of the Acquired Entities. Each party will promptly notify the other party of any material change in the normal course of its business or in the operation of its properties and, to the extent permitted by applicable law, of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of material Proceedings involving such party which would in any manner, challenge, prevent, alter or materially delay any of the transactions contemplated by this Agreement, and each party will keep the other party fully informed with respect to such events. Each party will also notify the other party of the status of regulatory applications and third party consents related to the transactions contemplated hereby.

     7.2. Access and Investigation. To the full extent permitted by applicable law, between the date of this Agreement and the Closing Date, the Acquired Entities shall, and the Interest Holders shall cause the Acquired Entities and its Representatives to, (a) afford Acquiror and its Representatives (collectively, "Acquiror's Advisors") full and free access to the personnel, properties (including subsurface testing), contracts, books and records, and other documents and data of the Acquired Entities, (b) furnish Acquiror and Acquiror's Advisors with copies of all such contracts, books and records, and other existing documents and data as Acquiror may reasonably request, and (c) furnish Acquiror and Acquiror's Advisors with such additional financial, operating, and other data and information as Acquiror may reasonably request.

     7.3. Effect of Investigations. Notwithstanding the notification and cure provisions of Sections 7.6(c) and (d), but subject to the provisions of Sections
8.2 and 8.3, no investigation by the parties hereto made heretofore or hereafter, whether pursuant to this Agreement or otherwise (including without limitation, any action taken by or information provided to Acquiror pursuant to the provisions of Sections 7.1 and 7.2) shall affect the representations and warranties of the parties which are contained herein and each such representation and warranty shall survive such investigation.

     7.4. Press Releases, Etc. Acquiror and the Interest Holders will consult with each other as to the form, substance and timing of any press release or other public disclosure of matters related to this Agreement or any of the transactions contemplated hereby and no such press release or other public disclosure shall be made without the consent of the other party, which shall not be unreasonably withheld or delayed; provided, however, that either party may make such disclosures as are required by law after making reasonable efforts in the circumstances to consult in advance with the other party.

     7.5. Acquisition Proposals. Until such time, if any, as this Agreement is terminated pursuant to Article IX, the Acquired Entities and the Interest Holders will not, and the Interest Holders will cause the Acquired Entities and its Representatives not to, directly or indirectly solicit, initiate, or encourage or take any other action to facilitate (including by way of providing information) any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Acquiror) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business) of the Acquired Entities, or any of the equity interests of the Acquired Entities, or any merger, consolidation, business combination, or similar transaction involving the Acquired Entities. The Acquired Entities and the Interest Holders shall promptly advise Acquiror orally and in writing of any inquiry or proposal which relates to such a transaction.

     7.6. Notification of Certain Matters. (a) Between the date of this Agreement and the Closing Date, each Interest Holder will promptly notify Acquiror in writing if such Interest Holder or any Acquired Entity has knowledge of any fact or condition that causes or constitutes a breach of the Trustee's, or any of the Interest Holders' or any Acquired Entity's representations and warranties as of the date of this Agreement, or if such Interest Holder or any Acquired Entity has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition, or any fact or condition disclosed to the Interest Holders by Acquiror pursuant to
Section 7.6(d), require any change in the Disclosure Letter, if the Disclosure Letter were dated the date of the occurrence or discovery of any such fact or condition, the Interest Holders will promptly deliver to Acquiror a supplement to the Disclosure Letter specifying such change. During the same period, each Interest Holder will promptly notify Acquiror if such Interest Holder or any Acquired Entity has knowledge of the occurrence of any breach of any covenant of the Interest Holders or the Acquired Entities in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in Article VIII impossible or unlikely.

     (b) Between the date of this Agreement and the Closing Date, Acquiror will promptly notify the Interest Holders in writing if Acquiror has knowledge of any fact or condition that causes or constitutes a breach of the Acquiror's representations and warranties as of the date of this Agreement, or if Acquiror has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition, or any fact or condition disclosed to Acquiror by any Interest Holder pursuant to Section 7.6(c), require any change in the Acquiror Letter, if the Acquiror Letter were dated the date of the occurrence or discovery of any such act or condition, Acquiror will promptly deliver to the Interest Holders a supplement to the Acquiror Letter specifying such change. During the same period, Acquiror will promptly notify the Interest Holders if Acquiror has knowledge of the occurrence of any breach of any covenant of Acquiror in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in
Article VIII impossible or unlikely.

     (c) Between the date of this Agreement and the Closing Date, each Interest Holder will promptly notify Acquiror in writing if such Interest Holder or any Acquired Entity has knowledge of any fact or condition that causes or constitutes a breach of Acquiror's representations and warranties as of the date of this Agreement, or if such Interest Holder or any Acquired Entity has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, each Interest Holder will promptly notify Acquiror if such Interest Holder or any Acquired Entity has knowledge of the occurrence of any breach of any covenant of Acquiror in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in Article VIII impossible or unlikely.

     (d) Between the date of this Agreement and the Closing Date, Acquiror will promptly notify the Interest Holders in writing if Acquiror has knowledge of any fact or condition that causes or constitutes a breach of the Trustee's, any Acquired Entity's or any of the Interest Holders' representations and warranties as of the date of this Agreement, or if Acquiror has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, Acquiror will promptly notify the Interest Holders if Acquiror has knowledge of the occurrence of any breach of any covenant of the Acquired Entities or the Interest Holders in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in
Article VIII impossible or unlikely.

     (e) For purposes of this Agreement, "knowledge" on the part of Acquiror means the actual knowledge of Mr. Paul J. Schmitt, Mr. John G. Cooper or Mr. Lief Modeweg, and knowledge on the part of the Acquired Entities means the actual knowledge of Dr. Jack Barbut or Dr. J. Chris Jensen; provided, however, that all such Persons shall be deemed to have actual knowledge of all matters disclosed in the Acquiror Letter and the Disclosure Letter.

     (f) Not later than ten Business Days prior to the scheduled Closing Date,
(i) Acquiror shall deliver to the Interest Holders a supplement to the Acquiror Letter and (ii) the Interest Holders shall deliver to Acquiror a supplement to the Disclosure Letter, in each case, that updates such disclosure from the date of this Agreement to such date of delivery. Thereafter, until the Closing, Acquiror and the Interest Holders shall notify each other in writing of any changes or supplements to the updated information necessary, to the knowledge of Acquiror or the Interest Holders, as the case may be, to make such information correct and complete at all times up to and including the Closing.

     (g) Notwithstanding the foregoing provisions of this Section 7.6, nothing herein contained shall be construed to, in any manner, (i) modify the representations and warranties of the parties contained herein as made as of the date hereof or (ii) affect any right or remedy of any party granted hereunder or under the Stockholders' Agreement (including, without limitation, the conditions to Closing set forth in Article VIII herein and the indemnification provisions set forth in Article IV of the Stockholders' Agreement).

     7.7. Customers. After execution of this Agreement and prior to Closing, the Interest Holders, the Acquired Entities and Acquiror shall, either individually or jointly, notify the customers of the Acquired Entities of the transactions contemplated hereby. As promptly as practicable following the Closing, the Interest Holders and Acquiror shall notify such customers thereof and shall provide, or join in providing where appropriate, all notices to such customers and other persons that the Interest Holders, the Acquired Entities or Acquiror, as the case may be, are or is required to give by any Governmental Body having jurisdiction over any such Person or under applicable law or other terms of any other agreement between any Acquired Entity or its employees and any customer in connection with the transactions contemplated hereby.

     7.8. Preservation of Relationships. The Interest Holders (excluding, for this purpose, Hackel) shall use their best efforts, and shall use their best efforts to cause all of their Affiliates including, without limitation, the Acquired Entities and their respective employees (in their capacity as employees) to use their best efforts, to maintain in effect all material contractual and business relationships with the Acquired Entities or the employees (in their capacity as employees) and to waive any and all rights to terminate any such relationship arising as a result of the transactions contemplated by this Agreement, except as otherwise contemplated by this Agreement.

     7.9. Resale; Legends. (a) The Interest Holders and the Acquired Entities shall not sell or otherwise transfer any of their Acquiror Shares until (a) such Acquiror Shares shall have been registered under the Securities Act, or (b) Acquiror shall have received an opinion of legal counsel, satisfactory to Acquiror, that such Acquiror Shares may be legally sold or otherwise transferred without such registration.

     (b) For a period of forty days following the Closing, no member of the Employee Group shall sell or otherwise transfer, or offer to sell or otherwise transfer, any of their Acquiror Shares in the United States or to or for the account or the benefit of a "U.S. Person" as such term is defined in Section 901(o) of Regulation S promulgated under the Securities Act. Thereafter, no member of the Employee Group shall sell or otherwise transfer, or offer to sell or otherwise transfer, any of their Acquiror Shares in the United States or to or for the account or the benefit of a U.S. Person until (a) such Acquiror Shares shall have been registered under the

Securities Act, or (b) Acquiror shall have received an opinion of legal counsel, satisfactory to Acquiror, that such Acquiror Shares may be legally offered, sold or otherwise transferred in the United States or to or for the account or the benefit of a U.S Person without such registration.

     (c) The Acquiror Shares to be delivered to the Interest Holders and/or the Acquired Entities shall be imprinted with a legend, in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and may not be sold or transferred in the absence of an effective registration statement under the Act or an exemption from registration thereunder. Prior to any sale or transfer of the securities represented by this certificate, except pursuant to an effective registration statement under the Act covering such sale or transfer, the holder hereof shall have delivered to the issuer hereof (the "Company") an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from registration under the Act."

     (d) The Acquiror Shares to be delivered to the Employee Group shall be imprinted with a legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and, for a period of 40 days after delivery pursuant to the Share Exchange Agreement dated August 19, 1996, may not be sold or otherwise transferred or offered for sale or transfer in the United States or to or for the account or the benefit of a U.S. Person (as such term is defined in Section 901(o) of Regulation S promulgated under the Act) or at any time thereafter in the absence of an effective registration statement under the Act or an exemption from registration thereunder. Prior to any offer, sale or transfer of the securities represented by this certificate following such 40 day period in the United States or to or for the account or the benefit of a U.S. Person, except pursuant to an effective registration statement under the Act covering such offer, sale or transfer, the holder hereof shall have delivered to the issuer hereof (the "Company") an opinion of counsel reasonably satisfactory to the Company to the effect that such offer, sale or transfer is exempt from registration under the Act."

     7.10. Pooling Treatment. Neither Acquiror nor any Acquired Entity nor any of the Interest Holders shall intentionally take, fail to take or cause to be taken or not taken any action within its control, whether before or after the Closing, which would disqualify the transactions consummated under this Agreement as a "pooling of interests" for accounting purposes.

     7.11. Shareholder Approval; Proxy Statement. (a) As soon as practicable after the date hereof, Acquiror shall prepare a proxy statement (the "Proxy Statement"), file it with the SEC, respond to comments of the Staff of the SEC, clear the Proxy Statement with the Staff of the SEC and promptly thereafter mail the Proxy Statement to all holders of Acquiror Common Stock. The Interest Holders shall, and shall cause the Acquired Entities to, cooperate with Acquiror in the preparation of the Proxy Statement.

     (b) Acquiror shall take all action necessary, in accordance with applicable law and its certificate of incorporation and by-laws, to convene a meeting of the holders of Acquiror Common Stock (the "Stockholders Meeting") for the purpose of considering and taking action with respect to the approval of the issuance of the Acquiror Shares as required by the rules of the National Association of Securities Dealers, Inc. in connection with the transactions contemplated by this Agreement and any of the other transactions pursuant to which Acquiror shall acquire all of the outstanding capital stock or equity interests in each of the BioClin Affiliates.

                                  ARTICLE VIII

                                   CONDITIONS

     8.1. Conditions to Each Party's Obligation to Consummate the Closing. The respective obligations of each party to consummate the Closing shall be subject to the fulfillment or waiver at or prior to the Closing of the following conditions:

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

     (a) The issuance of the Acquiror Shares shall have been approved by the requisite vote of the holders of Acquiror Common Stock.

     (b) The transfer of the Company Shares and the Kilmer Shares and the sale, transfer and assignment of Sub Shares and the transfer and delivery of the Acquiror Shares in consideration and in exchange therefor as contemplated by this Agreement and the transactions contemplated hereby shall have been approved by the Governmental Bodies whose approval is required to consummate the transactions contemplated hereby without any condition which is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Acquired Entities or Acquiror taken as a whole; all conditions required to be satisfied prior to the Closing imposed by the terms of such approvals shall have been satisfied; and all notifications to any Governmental Bodies that are required shall have been made.

     (c) None of Acquiror, the Trustee, the Interest Holders nor the Acquired Entities shall be subject to any order, decree or injunction of any Governmental Body which enjoins or prohibits the consummation of the transactions contemplated by this Agreement.

     (d) Acquiror, the Acquired Entities and the Interest Holders shall have received a letter, dated the Closing Date, from KPMG Peat Marwick L.L.P. to the effect that, for financial reporting purposes, the transactions contemplated hereby qualify for pooling-of-interests accounting treatment under U.S. GAAP if consummated in accordance with this Agreement.

     (e) The Stockholders' Agreement and the Employment Agreements shall have been entered into by the parties thereto.

     8.2. Conditions to Obligation of Acquiror to Consummate the Closing. The obligations of Acquiror to consummate the Closing shall be subject to the fulfillment or waiver at or prior to the Closing of the following additional conditions:

     (a) (i) The representations and warranties of the Acquired Entities, the Trustee, the Employee Trustee and the Interest Holders set forth in Articles IV and V hereof (A) that contain a materiality qualification shall be true and correct and (B) that do not contain a materiality qualification shall be true and correct in all material respects, as of the Closing as though made at and as of the Closing (it being understood that representations and warranties that speak as of a specified date shall continue to speak only as of the date so specified) without giving effect to any supplement to the Disclosure Letter, except for such changes occurring after the date hereof in the ordinary course of business of the Acquired Entities and in accordance with the terms and provisions of this Agreement (including, without limitation, Section 6.1(a)), which, in the aggregate, would not have a material adverse effect on the financial condition, operations or prospects of the Acquired Entities and the BioClin Affiliates taken as a whole, and (ii) Acquiror shall have received a signed certificate of each of the Acquired Entities (which is to the knowledge of a principal executive officer thereof), the Trustee and the Interest Holders to that effect. Acquiror's closing of the transactions contemplated by this Agreement and the agreements with the BioClin Affiliates with respect to Acquiror's acquisition of all of the outstanding capital stock or equity interests of the BioClin Affiliates shall constitute acceptance of the disclosures made by the Acquired Entities and/or the Interest Holders prior to Closing in the Disclosure Letter and waiver of any purported misrepresentation or breach of any representation or warranty made by such Persons in Article V or any covenant of such Persons contained in Article VI or VII to the extent the Disclosure Letter, as supplemented pursuant to Section 7.6(a) and (f), discloses information pertaining thereto.

     (b) The Acquired Entities, the Trustee and the Interest Holders shall have in all material respects performed all obligations required to be performed by them under this Agreement prior to the Closing, and Acquiror shall have received a signed certificate of each of the Acquired Entities, the Trustee and the Interest Holders to that effect.

     (c) Acquiror shall have received a legal opinion dated the Closing, from Piper & Marbury, L.L.P., counsel of the Interest Holders, with respect to the transactions contemplated herein in form mutually agreed upon by Acquiror and the Interest Holders.

     (d) The Board of Directors of Acquiror shall have received an opinion from Vector Securities International, Inc., dated not later than the date of Acquiror's Proxy Statement (and such opinion shall not have been withdrawn on or before the Closing Date) to the effect that as of the date thereof, the number of Acquiror Shares to be delivered in consideration for the transfer of the Company Shares, the Sub Shares, the Kilmer Shares and the capital stock or equity interests in each of the BioClin Affiliates is fair to Acquiror and to Acquiror's stockholders from a financial point of view.

     (e) Acquiror shall have acquired all of the outstanding capital stock or equity interests in each of the BioClin Affiliates.

     (f) The Acquired Entities shall have obtained the written consent(s) of the Person(s) specified in Part 8.2 of the Acquiror Letter.

     8.3. Conditions to Obligation of the Acquired Entities, the Trustee, the Employee Trustee, the Employee Group and the Interest Holders to Consummate the Closing. The obligations of the Acquired Entities, the Trustee, the Employee Trustee, the Employee Group and the Interest Holders to consummate the Closing shall be subject to the fulfillment or waiver at or prior to the Closing of the following additional conditions:

     (a) (i) The representations and warranties of Acquiror set forth in Article III hereof (A) that contain a materiality qualification shall be true and correct, and (B) that do not contain a materiality qualification shall be true and correct in all material respects, as of the Closing as though made at and as of the Closing (it being understood that representations and warranties that speak as of a specified date shall continue to speak only as of the date so specified) without giving effect to any supplement to the Acquiror Letter, except for such changes occurring after the date hereof in the ordinary course of business of Acquiror and in accordance with the terms and provisions of this Agreement (including, without limitation, Section 6.1(b)), which, in the aggregate, would not have a material adverse effect on the financial condition, operations or prospects of Acquiror and its Subsidiaries taken as a whole, and
(ii) each of the Acquired Entities and the Interest Holders shall have received a signed certificate which is to the knowledge of a principal executive officer of Acquiror to that effect. The closing of the transactions contemplated by this Agreement and the agreements with the BioClin Affiliates with respect to Acquiror's acquisition of all of the outstanding capital stock or equity interests of the BioClin Affiliates shall constitute acceptance by the Acquired Entities, the Trustee and the Interest Holders of the disclosures made by Acquiror prior to the Closing in the Acquiror Letter and waiver of any purported misrepresentation or breach of any representation or warranty made by Acquiror in Article III or any covenant of Acquiror contained in Article VI or VII to the extent the Acquiror Letter, as supplemented pursuant to Section 7.6(b) and (f), discloses information pertaining thereto.

     (b) Acquiror shall have in all material respects performed all obligations required to be performed by it under this Agreement prior to the Closing, and each of the Acquired Entities, the Trustee and the Interest Holders shall have received a signed certificate which is to the knowledge of a principal executive officer of Acquiror to that effect.

     (c) The Interest Holders shall have received a legal opinion dated the Closing from Jones, Day, Reavis & Pogue, counsel of Acquiror, with respect to the transactions contemplated herein in form mutually agreed upon by Acquiror and the Interest Holders.

     (d) All liabilities and obligations of Hackel (direct or indirect) and Barbut pursuant to any guarantees of the indebtedness of the Acquired Entities and the BioClin Affiliates shall have been terminated.

                                   ARTICLE IX

                                  TERMINATION

     9.1. Termination. This Agreement may, by notice given prior to or at the Closing, be terminated:

     (a) by either Acquiror or the Interest Holders if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived;

     (b) (i) by Acquiror, if any of the conditions in Section 8.1 or 8.2 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Acquiror to comply with its obligations under this Agreement) and Acquiror has not waived such condition on or before the Closing Date; or (ii) by the Interest Holders, if any of the conditions in Section 8.1 or 8.3 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Trustee, the Acquired Entities or the Interest Holders to comply with their obligations under this Agreement) and the Interest Holders have not waived such condition on or before the Closing Date;

     (c) by mutual consent of Acquiror and the Interest Holders;

     (d) by either Acquiror or the Interest Holders if any of the agreements relating to the transfer and delivery of the Acquiror Common Stock in consideration for the sale, transfer and assignment of the outstanding capital stock or equity interests in each of the BioClin Affiliates is terminated; or

     (e) by either Acquiror or the Interest Holders if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 31, 1996, or such later date as the parties may agree upon.

     9.2. Effect of Termination.  If this Agreement is terminated pursuant to
Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations set forth in Sections 6.3(c), 10.2 and
10.3 will survive; provided, however, that if this Agreement is terminated by Acquiror or the Interest Holders because of the intentional breach of the Agreement (including, without limitation, the making by any party hereto of any representation or warranty hereunder that is known by such party not to be true and correct in all material respects at the time such representation or warranty is made) by the Interest Holders or Acquiror, as the case may be, or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's intentional failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                   ARTICLE X

                               GENERAL PROVISIONS

     10.1. Survival of Representations, Warranties and Agreements. Except as specifically provided in the this Agreement and the Stockholders' Agreement, all representations, warranties and agreements of the parties hereto in this Agreement or in any instrument delivered by the parties hereto pursuant to this Agreement shall expire on the Report Date or upon termination of this Agreement in accordance with its terms.

     10.2. Expenses. Except as otherwise expressly provided in this Agreement (including, without limitation, in Section 6.3(b)) and the Letter Agreement, dated May 16, 1996, by and among Acquiror, the Company, and the BioClin Affiliates, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants. Acquiror will pay all amounts payable to Vector Securities International, Inc. in connection with this Agreement and the transactions contemplated hereby. In the event of termination of this Agreement pursuant to Article IX, the obligation of each party to pay its own expenses shall be subject to the right of such party to pursue any legal remedies arising from the intentional breach of this Agreement by the other party or the other party's failure to comply with its obligations under this Agreement as provided in Section 9.2.

     10.3. Confidentiality. Between the date of this Agreement and the Closing Date, Acquiror and the Interest Holders will maintain in confidence, and will cause the directors, managing directors, Prokurists, holders of procuration, commercial mandate holders, officers, employees, agents, and advisors of Acquiror and the Acquired Entities to maintain in confidence, and not use to the detriment of another party hereto any written, oral, or other information obtained in confidence from another party in connection with this

Agreement or the transactions contemplated hereby, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings. If any party hereto or its Representatives are requested or become legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, or similar process) or is required by a regulatory body to make any disclosure that is prohibited or otherwise constrained by this Agreement, such party or its Representative, as the case may be, will provide the party providing the confidential information with prompt notice of such request so that an appropriate protective order or other appropriate remedy may be sought. Subject to the foregoing, such party or its Representative may furnish that portion (and only that portion) of the confidential information that, in the written opinion of its counsel reasonably acceptable to the party providing such information, such party is legally compelled or is otherwise required to disclose the information at issue or else stand liable for contempt or suffer other material censure or material penalty. If the transactions contemplated hereby are not consummated, each party hereto will return or destroy as much of such written information as the other party may reasonably request. Whether or not the Closing takes place, the Interest Holders waive, and will upon Acquiror's request cause the Acquired Entities to waive, any cause of action, right, or claim arising out of the access of Acquiror or its Representatives to any trade secrets or other confidential information of the Acquired Entities except for the intentional competitive misuse by Acquiror of such trade secrets or confidential information. Each of the Acquired Entities and each Interest Holder acknowledges that, and agrees that it will advise its Representatives and Affiliates, that any non-public information provided by or relating to Acquiror may constitute material non-public information for purposes of the Exchange Act, and agrees that it will not engage in any transaction in violation of the restrictions on trading while in possession of material non-public information under applicable securities laws or regulations while in possession of such information.

     10.4. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

     (a) if to Acquiror:

       DNX Corporation
       303B College Road East
       Princeton, New Jersey 08540
       Attention: President
       Telecopier No.: (908) 722-6677

       with copies to:

       Jones, Day, Reavis & Pogue
       North Point
       901 Lakeside Avenue
       Cleveland, Ohio 44114
       Attention: Thomas C. Daniels, Esq.
       Telecopier No.: (216) 579-0212

     (b) if to the Employee Trustee:

        Dr. Gerald Rittershaus
        Theodor-Heuss-Anlage 2
        68165 Mannheim
        Germany
         Telecopier No.: (621) 4256-250

     (c) if to the Trustee:

         Mr. Manfred Wissmann
       Theodor-Heuss-Anlage 2
       68165 Mannheim
       Germany
       Telecopier No.: (621) 4256-250

     (d) if to the Interest Holders:

        Jack Barbut
        c/o Piper & Marbury, L.L.P.
        1251 Avenue of the Americas
        New York, New York 10020-1104
        Telecopier No.: (212) 835-6001

        Alec Hackel
        Flueliweg 3
        6045 Meggen
        Switzerland
        Telecopier No.: (011) 41-41-377-3053

        Dr. John Christian Jensen
        Bohlstrasse 9a
        6300 Zug
        Switzerland
        Telecopier No.: (011) 41-41-710-2341

        with copies to:

        Piper & Marbury L.L.P.
        1251 Avenue of the Americas
        New York, New York 10020
        Attention: Ray A. Mantle, Esq.
        Telecopier No.: (212) 835-6001

     (e) if to any Acquired Entity:

       c/o BioClin, Inc.
       1001 East Main Street
       Suite 808
       Richmond, Virginia 23219
       Attention: Chief Executive Officer
       Telecopier No.: (804) 788-0040

       with copies to:

       Piper & Marbury L.L.P.
       1251 Avenue of the Americas
       New York, New York 10020
       Attention: Ray A. Mantle, Esq.
       Telecopier No.: (212) 835-6001

     10.5. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     10.6. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     10.7. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Except as otherwise specifically provided by Sections 8.2 and 8.3 of this Agreement, neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, and except as otherwise specifically provided by Sections 8.2 and 8.3 of this Agreement (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     10.8. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the Stockholders' Agreement and the other documents referred to in this Agreement and the documents executed in connection with Acquiror's acquisition of the equity interests of the BioClin Affiliates) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by each of the parties hereto.

     10.9. Assignments, Successors, and No Third-Party Rights. No party hereto may assign any of its rights under this Agreement without the prior consent of the other parties, except that Acquiror may assign any of its rights under this Agreement to any Subsidiary of Acquiror. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and their successors and assigns any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     10.10. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The invalid or unenforceable provision shall be replaced by a provision which ensures the economic purpose of the invalid or unenforceable provision as far as possible.

     10.11. Foreign Currencies. For purposes of the representations and warranties set forth in this Agreement, any reference to "U.S. $" shall be construed to include the U.S. dollar equivalent of any foreign currency (other than DM and SFR) computed using the noon buying rate in New York City for cable transfers of such foreign currency as announced for customs purposes by the Federal Reserve Bank of New York prevailing on the date of this Agreement.

     10.12. Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this

Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     10.13. Governing Law. This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

     10.14. Specific Performance. Each of the Acquired Entities, the Interest Holders, the Trustee, the Employee Trustee, the Employee Group and Acquiror acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. Accordingly, each of the Acquired Entities, the Interest Holders, the Trustee and Acquiror agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court in the United States or in any state having jurisdiction over the parties and the matter in addition to any other remedy to which they may be entitled pursuant hereto.

     10.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                          DNX CORPORATION

                                          By: /s/ PAUL J. SCHMITT
                                            Name: Paul J. Schmitt
                                            Title: President and Chief
                                                  Executive Officer

                                            /s/ DR. GERALD RITTERSHAUS
                                            Dr. Gerald Rittershaus,
                                            as Employee Trustee

                                            /s/ MANFRED WISSMANN
                                            Mr. Manfred Wissmann,
                                            as Trustee

                                            /s/ JACK BARBUT
                                            Dr. Jack Barbut

                                            /s/ ALEC HACKEL
                                            Alec Hackel

                                            /s/ DR. JOHN CHRISTIAN JENSEN
                                            Dr. John Christian Jensen

                                            /s/ BETTINA DONHARDT
                                            Ms. Bettina Donhardt

                                            /s/ CHRISTINE DUNE-KRAATZ
                                            Ms. Christine Dune-Kraatz

                                          BIOCLIN EUROPE AG

                                          By: /s/ DR. JOHN CHRISTIAN JENSEN
                                            Name: Dr. John Christian Jensen
                                            Title: President

                                          BIOCLIN GMBH

                                          By: /s/ BETTINA DONHARDT
                                            Name: Bettina Donhardt
                                            Title: Authorized Signatory

                                          KILMER N.V.

                                          By: /s/ CURACAO CORPORATION COMPANY
                                              N.V.
                                            Name: Curacao Corporation Company
                                              N.V.
                                            Title: Managing Director

                                                                       EXHIBIT A

                          SEE EXHIBIT A TO APPENDIX B

                                                                       EXHIBIT B

                                 SEE APPENDIX E

                                                                      APPENDIX D
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SHARE ACQUISITION AGREEMENT

                                     AMONG

                                DNX CORPORATION
                           (A DELAWARE CORPORATION),

                      DR. GERALD RITTERSHAUS, AS TRUSTEE,

                                DR. JACK BARBUT,

                                  ALEC HACKEL,

                           DR. JOHN CHRISTIAN JENSEN

                                      AND

                BIOCLIN INSTITUTE OF CLINICAL PHARMACOLOGY GMBH
                             (A GERMAN CORPORATION)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Recitals................................................................................    1
ARTICLE I  DEFINITIONS..................................................................    2
ARTICLE II  PURCHASE AND SALE OF THE COMPANY SHARES.....................................    9
     2.1.   Sale, Purchase and Assignment of the Company Shares.........................    9
     2.2.   Closing.....................................................................   10
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF ACQUIROR.................................   10
     3.1.   Authorization, Validity and Effect..........................................   10
     3.2.   Acquiror Shares.............................................................   11
     3.3    Conflicts; Defaults.........................................................   11
     3.4.   Exchange Act Filings........................................................   11
     3.5.   Absence of Material Adverse Changes.........................................   11
     3.6.   Taxes.......................................................................   12
     3.7.   Legal Proceedings; Orders...................................................   12
     3.8.   Absence Of Certain Changes and Events.......................................   12
     3.9.   Contracts; No Defaults......................................................   14
     3.10.  Insurance...................................................................   14
     3.11.  Environmental Matters.......................................................   15
     3.12.  Labor Relations; Compliance.................................................   15
     3.13.  Intellectual Property.......................................................   15
     3.14.  Disclosure..................................................................   15
     3.15.  Brokers and Finders.........................................................   16
ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE REGARDING THE TRUSTEE AND THE
            COMPANY SHARES..............................................................   16
     4.1.   Authorization, Validity and Effect..........................................   16
     4.2.   Consents and Approvals; No Violation........................................   16
     4.3.   Title and Power to Sell.....................................................   16
     4.4.   Litigation..................................................................   17
ARTICLE V  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE INTEREST HOLDERS WITH
           RESPECT TO THE COMPANY.......................................................   17
     5.1.   Organization, Authority and Authorization...................................   17
     5.2.   Consents and Approvals; No Violation........................................   18
     5.3.   Title and Power to Sell.....................................................   18
     5.4.   Capitalization of the Company; Subsidiaries.................................   18
     5.5.   Company Financial Statements................................................   19
     5.6.   Books and Records...........................................................   19
     5.7.   Reports.....................................................................   20
     5.8.   Absence of Material Adverse Changes.........................................   20
     5.9.   Title to Properties; Encumbrances...........................................   20
     5.10.  Condition and Sufficiency of Assets.........................................   21
     5.11.  Accounts Receivable.........................................................   21
     5.12.  No Undisclosed Liabilities..................................................   22
     5.13.  Taxes.......................................................................   22
     5.14.  Compliance with Legal Requirements; Governmental Authorizations.............   23
     5.15.  Legal Proceedings; Orders...................................................   24
     5.16.  Absence Of Certain Changes and Events.......................................   25
     5.17.  Contracts; No Defaults......................................................   26
     5.18.  Insurance...................................................................   29
     5.19.  Environmental Matters.......................................................   30
     5.20.  Employees...................................................................   33

                                                                                          PAGE
                                                                                          ----
     5.21.  Labor Relations; Compliance.................................................   33
     5.22.  Intellectual Property.......................................................   34
     5.23.  Certain Payments............................................................   38
     5.24.  Disclosure..................................................................   38
     5.25.  Relationships with Related Persons..........................................   39
     5.26.  Brokers and Finders.........................................................   39
     5.27.  Employee Benefit Plans......................................................   39
     5.28.  Investment Intent; Accredited Investor......................................   40
ARTICLE VI  CONDUCT OF BUSINESS PRIOR TO THE CLOSING....................................   40
     6.1.   Conduct Prior to Closing....................................................   40
     6.2.   Consents and Approvals......................................................   43
     6.3.   Bookkeeping, Accounting and Financial Reporting Capabilities................   43
ARTICLE VII  ADDITIONAL AGREEMENTS......................................................   44
     7.1.   Current Information.........................................................   44
     7.2.   Access and Investigation....................................................   45
     7.3.   Effect of Investigations....................................................   45
     7.4.   Press Releases, Etc.........................................................   45
     7.5.   Acquisition Proposals.......................................................   45
     7.6.   Notification of Certain Matters.............................................   46
     7.7.   Customers...................................................................   48
     7.8.   Preservation of Relationships...............................................   48
     7.9.   Resale; Legends.............................................................   48
     7.10.  Pooling Treatment...........................................................   49
     7.11.  Shareholder Approval; Proxy Statement.......................................   49
ARTICLE VIII  CONDITIONS................................................................   50
     8.1.   Conditions to Each Party's Obligation to Consummate the Closing.............   50
     8.2.   Conditions to Obligation of Acquiror to Consummate the Closing..............   50
     8.3.   Conditions to Obligation of Interest Holders Owner to Consummate the           52
            Closing.....................................................................
ARTICLE IX  TERMINATION.................................................................   53
     9.1.   Termination.................................................................   53
     9.2.   Effect of Termination.......................................................   53
ARTICLE X  GENERAL PROVISIONS...........................................................   54
     10.1.  Survival of Representations, Warranties and Agreements......................   54
     10.2.  Expenses....................................................................   54
     10.3.  Confidentiality.............................................................   54
     10.4.  Notices.....................................................................   55
     10.5.  Jurisdiction; Service of Process............................................   57
     10.6.  Further Assurances..........................................................   57
     10.7.  Waiver......................................................................   57
     10.8.  Entire Agreement and Modification...........................................   58
     10.9.  Assignments, Successors, and No Third-Party Rights..........................   58
     10.10. Severability................................................................   58
     10.11. Foreign Currencies..........................................................   59
     10.12. Section Headings, Construction..............................................   59
     10.13. Governing Law...............................................................   59
     10.14. Specific Performance........................................................   59
     10.15. Counterparts................................................................   59

                                                                                          PAGE
                                                                                          ----
Exhibits
     A-1    Employment Agreement between Acquiror and Dr. Jack Barbut
     A-2    Consulting Agreement between Acquiror and Dr. Jack Barbut
     A-3    Employment Agreement between Acquiror and Dr. J. Chris Jensen
     B      Stockholders' Agreement

                          SHARE ACQUISITION AGREEMENT

     This Share Acquisition Agreement (this "Agreement") made as of the 19th day of August, 1996 by and among DNX Corporation, a Delaware corporation ("Acquiror"), with its principal offices at 575 Route 28, Raritan, New Jersey, Dr. Gerald Rittershaus, acting solely in his capacity as trustee (the "Trustee") pursuant to an Agreement among the Trustee, Dr. Jack Barbut and Alec Hackel, dated August 29, 1991 (the "Trust Agreement"), Dr. Jack Barbut whose address is c/o Piper & Marbury, L.L.P. 1251 Avenue of the Americas, New York, New York 10020-1104 ("Barbut"), Alec Hackel whose address is Flueliweg 3, 6045 Meggen, Switzerland ("Hackel"), Dr. John Christian Jensen whose address is Bohlstrasse 9a, 6300 Zug, Switzerland ("Jensen," collectively with Barbut and Hackel, the "Interest Holders"), as the holders of all of the equity interests in the Company, and BioClin Institute of Clinical Pharmacology GmbH, a German corporation (the "Company").

                                    RECITALS

     A. The Trustee, for the benefit of Hackel and Barbut (the "Joint Beneficial Shareholders"), and Jensen hold equity interests (Geschaeftsanteile) in the Company (the "Company Shares"), which constitute all of the equity interests in the Company.

     B. The Trustee, at the direction of the Joint Beneficial Shareholders, and Jensen desire to sell, transfer and assign, and Acquiror desires to purchase and acquire, the Company Shares, on the terms and subject to the conditions set forth in this Agreement.

     C. As a condition hereto and simultaneously herewith, Acquiror shall purchase and acquire all of the issued and outstanding stock or equity interests of BioClin Europe AG, a Swiss corporation, BioClin GmbH, a German corporation, and Kilmer N.V., a Netherlands Antilles corporation (collectively, "BioClin/Europe"), and BioClin Inc., a Delaware corporation, ("BioClin/U.S.," and collectively with BioClin/Europe, the "BioClin Affiliates").

     D. The Interest Holders, the Trustee, the Company and Acquiror wish to enter into this Agreement for the purpose of making certain representations and warranties to each other and entering into certain other obligations in favor of each other.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     For purposes of this Agreement, the following terms have the meanings specified or referred to in this Article I:

     "Acquiror" has the meaning given in the first paragraph of this Agreement.

     "Accounts Receivable" has the meaning given in Section 5.11.

     "Acquiror's Advisors" has the meaning given in Section 7.2.

     "Acquiror Common Stock" has the meaning given in Section 2.1(a).

     "Acquiror Letter" means the disclosure letter delivered by Acquiror to the Interest Holders concurrently with the execution and delivery of this Agreement.

     "Acquiror Shares" has the meaning given in Section 2.1(a).

     "Affiliate" of a specified Person is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     "Agreement" has the meaning given in the first paragraph of this Agreement.

     "Applicable Contract" means any Contract (a) under which the Company has or may acquire any rights, (b) under which the Company has or may become subject to any obligation or liability, or (c) by which the Company or any of the assets owned or used by it is or may become bound.

     "Balance Sheet" has the meaning given in Section 5.5.

     "Barbut" has the meaning given in the first paragraph of this Agreement.

     "BioClin Affiliates" has the meaning given in the Recitals of this Agreement.

     "BioClin/Europe" has the meaning given in the Recitals of this Agreement.

     "BioClin/U.S." has the meaning given in the Recitals of this Agreement.

     "Business Day" means any day on which banks are generally open to conduct business in New York, New York.

     "Closing" has the meaning given in Section 2.1(a).

     "Closing Date" has the meaning given in Section 2.2.

     "Company" has the meaning given in the first paragraph of this Agreement.

     "Company Reports" has the meaning given in Section 5.7.

     "Company Shares" has the meaning given in the Recitals of this Agreement.

     "Competing Business" has the meaning given in Section 5.25.

     "Consent" means any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

     "Contract" means any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding.

     "Copyrights" has the meaning given in Section 5.22(a).

     "CRAs" has the meaning given in Section 5.17(a)(ix).

     "Disclosure Letter" means the disclosure letter delivered by the Interest Holders to Acquiror concurrently with the execution and delivery of this Agreement.

     "DM" has the meaning given in Section 5.4.

     "Employment Agreements" means collectively the Employment Agreements to be entered at the Closing by and between Acquiror and each of Barbut and Jensen, in substantially the form attached hereto as Exhibits A-1 and A-2.

     "Encumbrance" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

     "Environment" means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

     "Environmental, Health, and Safety Liabilities" means any cost, damages, expense, liability, obligation, or other responsibility arising from or under Environmental Law or Occupational Safety and Health Law and consisting of or relating to: (a) any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products); (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law;
(c) financial responsibility under Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or
(d) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Health Law.

     "Environmental Law" means any Legal Requirement that requires or relates to: (a) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the Environment; (b) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment; (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated; (d) assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of; (e) protecting resources, species, or ecological amenities; (f) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances;
(g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

     "Exchange Act" has the meaning given in Section 3.4.

     "Facilities" means any real property, leaseholds or other interests currently or formerly owned or operated by the Company and any buildings, plants, structures or equipment currently or formerly owned or operated by the Company.

     "German GAAP" means generally accepted accounting principles prevailing in Germany (Grundsaetze ordnungsgemaesser Buchfuehrung und Bilanzierung).

     "Governmental Authorization" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

     "Governmental Body" means any: (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (b) federal (Bund), county (Land), state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (d) multi-national organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     "Hackel" has the meaning given in the first paragraph of this Agreement.

     "Hazardous Activity" means the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment, or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about, or from the Facilities or any part thereof into the Environment, and any other act, business, operation, or thing that increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property on or off the Facilities, or that may affect the value of the Facilities or the Acquired Companies.

     "Hazardous Materials" means any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

     "Intellectual Property Assets" has the meaning given in Section 5.22(a).

     "Interest Holders" has the meaning given in the first paragraph of this Agreement.

     "IRC" has the meaning given in the definition of "Tax Laws" in Article I.

     "IRS" has the meaning given in the definition of "Tax Laws" in Article I.

     "Jensen" has the meaning given in the first paragraph of this Agreement.

     "Joint Beneficial Shareholders" has the meaning given in the Recitals of this Agreement.

     "knowledge" has the meaning given in Section 7.6(e).

     "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

     "Marks" has the meaning given in Section 5.22(a).

     "Occupational Safety and Health Law" means any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

     "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

     "Patents" has the meaning given in Section 5.22(a).

     "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership (Personengesellschaft), limited liability company (Kapitalgesellschaft), joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

     "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

     "Proprietary Rights Agreement" has the meaning given in Section 5.20(b).

     "Proxy Statement" has the meaning given in Section 7.11(a).

     "Related Person" means (i) with respect to a particular individual: (a) each other member of such individual's Family; (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family; (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, managing director, Prokurist, officer, partner, executor, or trustee (or in a similar capacity); and (ii) with respect to a specified Person other than an individual: (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (b) any Person that holds a Material Interest in such specified Person; (c) each Person that serves as a director, managing director, Prokurist, officer, partner, executor, or trustee of such specified Person (or in a similar capacity); (d) any Person in which such specified Person holds a Material Interest; (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (f) any Related Person of any individual described in clause (b) or (c). For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse and former spouses, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 5% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 5% of the outstanding equity securities or equity interests in a Person.

     "Release" means any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping, or other releasing into the Environment, whether intentional or unintentional.

     "Report Date" has the meaning given in the Stockholders' Agreement.

     "Representative" means, with respect to a particular Person, any director, managing director, Prokurist, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

     "SEC" has the meaning given in Section 3.4.

     "SEC Documents" has the meaning given in Section 3.4.

     "Securities Act" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

     "Stockholders' Agreement" means the Stockholders' Agreement to be entered into at the Closing by, among others, Acquiror, the Trustee, the Interest Holders, Sherby N.V., Martha Lee Reynolds, Barry Dvorchik, Christine Dune-Kraatz, Dr. Gerald Rittershaus, acting solely in his capacity as trustee (the "Employee Trustee") pursuant to a Trust Agreement between the Employee Trustee and Christine Dune-Kraatz, and Bettina Donhardt, in substantially the form attached hereto as Exhibit B.

     "Stockholders Meeting" has the meaning given in Section 7.11(b).

     "Subsidiary" means, with respect to any Person, any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Company.

     "Taxes" means, to the extent applicable to any party hereto, all German, U.S. and foreign and all state, municipal and local taxes, charges, fees, levies or other assessments of whatever kind or nature, including without limitation, all net income, gross income, gross receipts, sales, value added, use, services, ad valorem, occupation, transfer, franchise, capital stock, profits, license, withholding, payroll, employment, unemployment, excise, estimated, severance, stamp, occupancy or property taxes, custom duties, assessments or governmental fiscal charges of any kind whatever (together with any interest, penalty, or addition to tax).

     "Taxing Authority" means, to the extent applicable to any party hereto, the German tax authorities (Finanzamt Dusseldorf Sued), the United States Internal Revenue Service (the "IRS") or, in either case, any successor agency, and, to the extent applicable to any party hereto, any similar foreign, state, municipal or local Governmental Body.

     "Tax Laws" means, to the extent applicable to any party hereto, the German tax laws (Umsatzsteuergesetz, Mehrwertsteuergesetz und Gewerbesteuergesetz) and regulations issued by the German tax authorities (Finanzamt Dusseldorf Sued) pursuant thereto, the Internal Revenue Code of 1986, as amended (the "IRC"), and regulations issued by the IRS thereunder, or, in either case, any successor law or regulations, and, to the extent applicable to any party hereto, any similar foreign, state, municipal or local laws and regulations.

     "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

     "Threat of Release" means a substantial likelihood of a Release that may require action in order to prevent or mitigate damage to the Environment that may result from such Release.

     "Trade Secrets" has the meaning given in Section 5.22(a).

     "Trust Agreement" has the meaning given in the first paragraph of this Agreement.

     "Trustee" has the meaning given in the first paragraph of this Agreement.

     "U.S. GAAP" has the meaning given in Section 3.4.

                                   ARTICLE II

                    PURCHASE AND SALE OF THE COMPANY SHARES

     2.1. Sale, Purchase and Assignment of the Company Shares. Subject to and upon the terms and conditions of this Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"), (i) the Trustee (at the express direction of the Joint Beneficial Shareholders) and Jensen shall sell, transfer and assign to Acquiror, and Acquiror shall purchase, acquire and accept such sale, transfer and assignment from the Trustee and Jensen of, all of the Company Shares, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances with respect thereto, and (ii) subject to the provisions of Section 4.7 of the Stockholders' Agreement and the restrictions on transfer contemplated by Section 7.9 of this Agreement, the Acquiror shall transfer and deliver in consideration for the sale, transfer and assignment of the Company Shares to Acquiror 816,106 shares of Common Stock, par value U.S. $.01 per share, of Acquiror ("Acquiror Common Stock") to the Trustee and Jensen in proportion to their respective ownership of Company Shares (such aggregate number of shares of Acquiror Common Stock to be delivered to the Trustee and Jensen being herein referred to as the "Acquiror Shares"), free and clear of any claims, liens, restrictions on transfer or voting or encumbrances with respect thereto, other than those required by law and those contained in the Stockholders' Agreement. At the Closing, Acquiror shall deliver to the Trustee and Jensen certificates evidencing the Acquiror Shares as specified herein and this Agreement (or a separate transfer document meeting the requirements of German law) shall be notarized by a German public notary to validate the sale and assignment of the Company Shares by the Trustee (on behalf of the Joint Beneficial Shareholders) and Jensen to Acquiror.

     2.2. Closing. The Closing shall take place at the New York offices of Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, at 10:00 a.m., local time, on such date within five Business Days following the date on which the last of the conditions (excluding conditions that by their terms cannot be satisfied until the Closing Date) set forth in Article VIII is satisfied or waived in accordance herewith or at such other place, time or date as the parties may agree upon in writing. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF ACQUIROR

     Acquiror represents and warrants, in the form of an independent promise of guarantee (selbstaendiges Garantieversprechen), to the Company, the Trustee and the Interest Holders as follows:

     3.1. Authorization, Validity and Effect. Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Acquiror has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it, and subject to receipt of necessary shareholder approval with respect to this Agreement and the other agreements with the BioClin Affiliates with respect to the acquisition of all of the equity interests of the BioClin Affiliates, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Acquiror, subject, with respect to this Agreement, to the approval of the stockholders of Acquiror. This Agreement has been duly and validly executed and delivered by Acquiror and, once approved by the stockholders of Acquiror, represents the legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with its terms.

     3.2. Acquiror Shares. Assuming that all required stockholder action has been taken and all conditions set forth in Article VIII have been satisfied or waived, the Acquiror Shares to be issued to the Trustee (on behalf of the Joint Beneficial Shareholders) and Jensen hereunder have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable.

     3.3. Conflicts; Defaults. Neither the execution and delivery of this Agreement by Acquiror, nor the performance of its obligations hereunder, will conflict with or constitute a default under any of the terms or provisions of Acquiror's Second Restated Certificate of Incorporation or Second Amended and Restated ByLaws or any material agreement or other material instrument to which Acquiror is a party or by which it or its properties are bound or subject.

     3.4. Exchange Act Filings. Since December 10, 1991, Acquiror has filed all documents (the "SEC Documents") required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). As of their respective filing dates (and as amended through the date hereof), the SEC Documents complied in all material respects with the requirements of the Exchange Act and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading except to the extent corrected by a subsequently filed SEC Document. The financial statements of Acquiror included in the SEC Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or in the case of unaudited statements, as permitted by Form 10-Q and Regulation S-X of the SEC) and fairly present the consolidated financial position of Acquiror and its consolidated subsidiaries as at the dates thereof and the consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments).

     3.5. Absence of Material Adverse Changes. Except as set forth in Part 3.5 of the Acquiror Letter or in any SEC Document, since March 31, 1996, there has not been any material adverse change in the business, operations, properties, prospects, assets or condition of Acquiror that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act, and no event has occurred or circumstance exists that may result in such a material adverse change that would be required to be disclosed by Acquiror in any such report.

     3.6. Taxes.  (a) Except as set forth in Part 3.6 of the Acquiror Letter,
(i) all Tax Returns with respect to Taxes that were required to be filed by or on behalf of Acquiror at and prior to the date of this Agreement have been duly filed on a timely basis (giving effect to any extensions granted to Acquiror) and are true, correct and complete in all material respects, (ii) all Taxes due with respect to periods covered by the Tax Returns referred to in clause (i) have been paid in full or Acquiror has adequately reserved or made adequate accruals (in accordance with U.S. GAAP) with respect to any such Taxes which are due and payable by Acquiror and Acquiror has not had and will not have any liability for Taxes materially in excess of the amounts so paid or so reserved or accrued, and (iii) Acquiror is not a party to or the subject of any action, investigation or proceeding, exclusive of normal recurring audits, nor, to the knowledge of Acquiror, is any such action, investigation or proceeding threatened, by any Governmental Authority for the assessment or collection of any Taxes and no deficiency notices or reports have been received by Acquiror with respect to any deficiency of Acquiror for any Taxes.

     (b) The statute of limitations for the assessment of U.S. federal income Taxes and all state income Taxes of Acquiror has expired for each period through December 31, 1990.

     3.7. Legal Proceedings; Orders. (a) Except as set forth in Part 3.7 of the Acquiror Letter or in any SEC Document, since March 31, 1996, no Proceeding has been instituted or threatened by or against Acquiror or that otherwise relates to or may materially affect the business of, or any of the assets owned or used by, Acquiror that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act.

     (b) Except as set forth in Part 3.7 of the Acquiror Letter or in any SEC Document, since March 31, 1996, no Order has arisen or been threatened to which Acquiror or any of the assets owned or used by Acquiror is subject that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act.

     3.8. Absence Of Certain Changes and Events.  Except as set forth in Part
3.8 of the Acquiror Letter or in any SEC Document, since March 31, 1996, Acquiror has conducted its business only in the ordinary course of business and there has not occurred any:

          (a) change in Acquiror's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of Acquiror (other than as contemplated by this Agreement); issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by Acquiror of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

          (b) amendment to the Second Restated Certificate of Incorporation of Acquiror;

          (c) payment or increase by Acquiror of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the ordinary course of business consistent with past practice) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

          (d) adoption of, or increase (except in the ordinary course of business consistent with past practice) in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of Acquiror;

          (e) damage to or destruction or loss of any asset or property of Acquiror, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of Acquiror, taken as a whole;

          (f) entry into, termination of, or receipt of notice of termination of
     (i) any material Contract or any material license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) transaction involving a total remaining commitment by or to Acquiror of at least U.S. $500,000;

          (g) sale (other than sales of inventory in the ordinary course of business), lease, or other disposition of any material asset or property of Acquiror;

          (h) cancellation or waiver of any claims or rights with a value to Acquiror in excess of U.S. $500,000;

          (i) material change in the accounting methods used by Acquiror, except for any change required as a result of a change in U.S. GAAP;

          (j) incurrence or payment of any indebtedness for borrowed money other than pursuant to Acquiror's financing arrangements in existence on March 31, 1996;

          (k) acquisition of any assets or properties or any commitment to do so other than in the ordinary course of business; or

          (l) agreement, whether oral or written, by Acquiror to do any of the foregoing.

     3.9. Contracts; No Defaults. (a) Except as set forth in Part 3.9(a) of the Acquiror Letter, the SEC Documents contain as exhibits all of the material Contracts, other than those entered into by Acquiror subsequent to March 31, 1996, to which Acquiror is a party or by which it or its properties or assets are bound or subject.

     (b) Part 3.9(b) of the Acquiror Letter sets forth a summary schedule of certain of such Contracts produced by Acquiror in the ordinary course of its business which sets forth, among other things, the parties to such Contracts and the amount of the remaining commitment of Acquiror under such Contracts.

     3.10. Insurance.  Except as set forth in Part 3.10 of the Acquiror Letter:

          (i) All insurance policies to which Acquiror is a party or that provide coverage to any of Acquiror or any director or officer of Acquiror:
     (A) to Acquiror's knowledge, are valid, outstanding, and enforceable; (B) are issued by an insurer that is financially sound and reputable; (C) taken together, provide adequate insurance coverage for the assets and the operations of Acquiror for all risks to which Acquiror is normally exposed;
     (D) are sufficient for compliance in all material respects with all Legal Requirements that are or were applicable to Acquiror or to the conduct or operation of its business or the ownership or use of any of its properties or assets and all Contracts to which Acquiror is a party or by which it is bound; (E) will continue in full force and effect following the consummation of the transactions contemplated hereby; and (F) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of Acquiror.

          (ii) Acquiror has not received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any insurance policy is not willing or able to perform its obligations thereunder.

          (iii) Acquiror has paid all premiums due, and has otherwise performed in all material respects all of its obligations, under each insurance policy to which Acquiror is a party or that provides coverage to Acquiror or any director or officer thereof.

          (iv) Acquiror has given notice to the insurer of all claims that may be insured thereby.

     3.11. Environmental Matters. Except as set forth in Part 3.11 of the Acquiror Letter or in any SEC Document, since March 31, 1996, Acquiror has not been in material violation of or liable under, any Environmental Law to an extent that would be required to be disclosed by Acquiror in a report required to be filed with the SEC pursuant to the Exchange Act.

     3.12. Labor Relations; Compliance. Part 3.12 of the Acquiror Letter sets forth each collective bargaining or other labor contract to which Acquiror is a party or otherwise subject. Since December 10, 1991, there has not been, there is not presently pending or existing, and there is not threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any Proceeding against or affecting Acquiror relating to the alleged material violation of any Legal Requirement applicable to Acquiror pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with any Governmental Body, organizational activity, or other labor or employment dispute against or affecting Acquiror or its premises, or
(c) any application for certification of a collective bargaining agent. No event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees by Acquiror, and no such action is contemplated by Acquiror. Acquiror has complied in all material respects with all Legal Requirements applicable to Acquiror relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Acquiror is not liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to materially comply with any of the foregoing Legal Requirements.

     3.13. Intellectual Property. Except as set forth in Part 3.13 of the Acquiror Letter, all intellectual property necessary for the conduct of Acquiror's business as currently conducted has been disclosed in the SEC Documents.

     3.14. Disclosure. No notice given by Acquiror pursuant to Section 7.6 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

     3.15. Brokers and Finders. Except with respect to arrangements with Vector Securities International, Inc., neither Acquiror nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for Acquiror in connection with this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV

            REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE REGARDING
                       THE TRUSTEE AND THE COMPANY SHARES

     The Trustee represents and warrants, in the form of an independent promise of guarantee (selbstaendiges Garantieversprechen), to Acquiror as follows:

     4.1. Authorization, Validity and Effect. The Trustee, at the explicit direction of the Joint Beneficial Shareholders, has all requisite power and authority to carry out his obligations arising in connection with the transactions contemplated by this Agreement. This Agreement and all other agreements and documents to be executed and delivered by the Trustee in connection with this Agreement constitute in all respects the valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with their respective terms. The execution, delivery and performance of this Agreement by the Trustee on behalf of the Joint Beneficial Shareholders are within the Trustee's powers and have been duly authorized by all necessary action on the part of the Trustee or the Joint Beneficial Shareholders, as applicable.

     4.2. Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by the Trustee and the consummation of the transactions contemplated hereby do not and will not (i) require the advance consent or approval of, or filing with, any person or public authority (other than a public notary and the express direction of the Joint Beneficial Shareholders) or (ii) constitute or result in the breach of any provision of, or constitute a default under, the Trust Agreement or any material agreement or other material instrument to which the Trustee is a party or by which he (or the Company Shares) is bound or subject.

     4.3. Title and Power to Sell. The Trustee is the legal owner of the Company Shares owned beneficially by the Joint Beneficial Shareholders, which, together with the Company Shares owned by Jensen, constitute all of the equity interests of the Company. Good, valid and marketable title to such equity interests is held by the Trustee free and clear of any claims, liens, restrictions on transfer or voting or encumbrances. The Company Shares owned by the Trustee are fully paid up, not repaid and non-assessable (keine Nachschusspflicht). The Trustee has full power and authority, at the express direction of the Joint Beneficial Shareholders, to sell, transfer and assign to Acquiror at the Closing the Company Shares owned beneficially by the Joint Beneficial Shareholders, and upon consummation of the transactions contemplated by this Agreement, Acquiror will have acquired good, valid and marketable title to the Company Shares owned beneficially by the Joint Beneficial Shareholders, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances.

     4.4. Litigation. As of the date of this Agreement, there is no action, suit or proceeding pending against, or to the knowledge of the Trustee, threatened against or affecting, the Trustee or the Company Shares owned by the Trustee before any court or arbitrator or any Governmental Body or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                            AND THE INTEREST HOLDERS
                          WITH RESPECT TO THE COMPANY

     Each of the Company and the Interest Holders hereby jointly and severally represent and warrant, in the form of an independent promise of guarantee (selbstaendiges Garantieversprechen), to Acquiror that:

     5.1. Organization, Authority and Authorization. (a) The Company is a Gellschaft mit beschraenkter Haftung (GmbH) duly organized and validly existing under the laws of the State of Northrhine Westphalen, Germany. The Company has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby to be executed and delivered by it and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and such other agreements and documents, and the consummation of the transactions contemplated herein and therein, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and represents the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     (b) The Company has the full corporate power and authority to own its properties and assets, to carry on the Company's business as it is now being conducted and to perform all its obligations under Applicable Contracts and this Agreement. The Company is not required to qualify to do business in any jurisdiction where not already so qualified except where a failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Company. The Company has all Governmental Authorizations required in order to own or lease its properties and assets and to carry on its business as now being conducted in all respects material to the financial condition, business or results of operations of the Company. The Interest Holders have delivered to Acquiror copies of the Articles of Association of the Company, as currently in effect.

     5.2. Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by the Company and each of the Interest Holders and the consummation of the transactions contemplated hereby do not and will not
(i) require the advance consent or approval of, or filing with, any person or public authority (other than a public notary) or (ii) constitute or result in the breach of any provision of, or constitute a default under, the Articles of Association of the Company, the Trust Agreement or any material agreement or other material instrument to which the Company or any Interest Holder is a party or by which such Person (or the Company Shares) is bound or subject; provided, however, that Acquiror must register as the shareholder of the Company before its acquisition of the Company Shares will become fully effective under German Law.

     5.3. Title and Power to Sell. The Trustee (for the benefit of the Joint Beneficial Shareholders) and Jensen are the legal owners of the Company Shares, which constitute all of the equity interests of the Company. Good, valid and marketable title to such equity interests is held by the Trustee and Jensen free and clear of any claims, liens, restrictions on transfer or voting or encumbrances. The Company Shares are fully paid up, not repaid and non-assessable (keine Nachschusspflicht). The Trustee (at the express direction of the Joint Beneficial Shareholders) and Jensen have full power and authority to sell, transfer and assign to Acquiror at the Closing the Company Shares, and upon consummation of the transactions contemplated by this Agreement, Acquiror will have acquired good, valid and marketable title to the Company Shares, free and clear of any claims, liens, restrictions on transfer or voting or encumbrances.

     5.4. Capitalization of the Company; Subsidiaries. (a) The Company has a stated capital of 150,000 Deutschmarks ("DM") which is fully paid up, of which the Trustee (for the benefit of the Joint Beneficial Shareholders) contributed 127,500 DM and Jensen contributed 22,500 DM. There are no other equity interests in the Company and no outstanding options, warrants, scrip, rights to subscribe to, calls, commitments or agreements of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, equity interests of the Company. The Company does not hold any treasury shares (eigne

Geschaeftsanteile).There are no loans or economically corresponding transactions, the repayment of which would constitute a violation of Section 32 a and 32 b of the German law of limited liability companies ("GmbHG"). Except for the Trust Agreement, there are no voting trusts or other agreements or understandings to which the Company is a party with respect to the voting of the equity interests of the Company.

     (b) The Company does not hold, directly or indirectly, nor is it a member nor does it have any Contract to acquire, any share, equity or other interest in any corporation or limited liability company (Kapitalgesellschaft), partnership (Personengesellschaft), or other entity including silent partnerships, cooperatives and joint ventures.

     (c) There are no enterprise contracts (Unternehmensvertraege) as defined in Sections 291 and 292 of the German Stock Corporation Act (Aktiengesetz) to which the Company is or has been a party.

     5.5. Company Financial Statements. The Company and the Interest Holders have delivered to Acquiror as Part 5.5 of the Disclosure Letter: (i) an unaudited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1994, and the related unaudited combined consolidated statement of income for the fiscal year then ended as well as the fiscal year ended December 31, 1993, and (ii) an unaudited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1995 (the "Balance Sheet") and the related unaudited combined consolidated statement of income for the fiscal year then ended. The financial statements with respect to fiscal 1995 have been prepared in accordance with U.S. GAAP (which except where noted therein, have been consistently applied), and fairly present the financial condition and results of operations, changes in stockholders' equity and cash flow of the Company as at the respective dates and for the periods referred to in such financial statements. The financial statements with respect to fiscal 1993 and 1994 have been prepared in accordance with German GAAP (Grundsaetze ordnungsgemaesser Buchfuehrung und Bilanzierung) including the principle of balance sheet consistency (Bilanskontinuitast) and have been reconciled to U.S. GAAP.

     5.6. Books and Records. Except as set forth in Part 5.6 of the Disclosure Letter, the books of account and other records of the Company, including records of all meetings held by, and the corporate action taken by, the shareholders of the Company and the managing director or directors or "Prokurist" of the Company, all of which have been made available to Acquiror, are complete and correct and have been maintained in accordance with sound business practices and in compliance in all material respects with all applicable Legal Requirements and accounting requirements. At the Closing, all of the foregoing books and records will be in the possession of the Company.

     5.7. Reports. Except as set forth in Part 5.7 of the Disclosure Letter, since November 11, 1991, the Company has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with respect to the Company with any Governmental Body with jurisdiction over the Company or its employees, assets or properties (all such reports and statements are collectively referred to herein as the "Company Reports"). As of their respective dates, the Company Reports complied in all material respects with the statutes, rules, regulations and orders enforced or promulgated by the regulatory authority with which they were filed.

     5.8. Absence of Material Adverse Changes. Except as set forth in Part 5.8 of the Disclosure Letter, since December 31, 1995, there has not been any material adverse change in the business, operations, properties, prospects, assets or condition of the Company, and no event has occurred or circumstance exists that may result in such a material adverse change.

     5.9. Title to Properties; Encumbrances. The Company does not own any real property. Part 5.9 of the Disclosure Letter contains a complete and accurate list of all leaseholds or other interests in real property held or possessed by the Company and a summary of the material provisions of any lease or other Applicable Contract relating to such leasehold or other interest, including the identity of the other party thereto, a description of the interest held, the location of the real property, the duration thereof, payment terms and any rights of termination. The Company and the Interest Holders have made available to Acquiror copies of all leases and other instruments (as recorded) by which the Company acquired such real property interests, and copies of any title insurance policies, opinions, abstracts and surveys in the possession of the Interest Holders or the Company and relating to such interests. The Company owns all of the properties and assets (whether real, personal or mixed and whether tangible or intangible) that it purports to own, including all of the properties and assets reflected in the Balance Sheet (except for assets held under capitalized leases disclosed or not required to be disclosed on Part 5.9 of the Disclosure Letter, licenses for intangible personal property (including software licenses) and personal property sold since the date of the Balance Sheet, in the ordinary course of business), and all of the properties and assets purchased or otherwise acquired by the Company since the date of the Balance Sheet. Except as set forth in Part 5.9 of the Disclosure Letter, all material properties and assets reflected in the Balance Sheet are free and clear of all Encumbrances and are not, in the case of real property interests, subject to any rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature except, with respect to all such properties and assets (i) security interests shown on the Balance Sheet as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (ii) security interests incurred in connection with the purchase of property or assets after the date of the Balance Sheet (such security interests being limited to the property or assets so acquired), with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, and (iii) liens for current taxes not yet due. To the Company's knowledge, all buildings and structures occupied by the Company lie wholly within the boundaries of the real property leased by the Company and do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person.

     5.10. Condition and Sufficiency of Assets.  Except as set forth in Part
5.10 of the Disclosure Letter, the buildings and structures conform to applicable code requirements and commercial standards for the localities where the premises are located and the equipment and other tangible personal property of the Company are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such equipment and other tangible personal property is in need of maintenance or repair, except ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, structures, equipment and other tangible personal property of the Company are sufficient for the continued conduct of the Company's business after the Closing in substantially the same manner as conducted prior to the Closing.

     5.11. Accounts Receivable. All accounts receivable of the Company that are reflected on the Balance Sheet (collectively, the "Accounts Receivable") represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. Except as set forth in
Part 5.11 of the Disclosure Letter, unless paid prior to the Closing Date, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the reserves, if any, shown on the Balance Sheet or on the accounting records of the Company on the Closing Date (which, in the case of the reserve as of the Closing Date, is adequate and will not represent a material adverse change in the composition of such Accounts Receivable in terms of aging since the date of the Balance Sheet). To the knowledge of the Company and the Interest Holders, no event has occurred nor circumstances exist which make it improbable that the Company will be able collect the Accounts Receivable outstanding as of the date of this Agreement or as of the Closing Date consistent with its prior collection experience.

     5.12. No Undisclosed Liabilities. Except as set forth in Part 5.12 of the Disclosure Letter, the Company has no material liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent or otherwise) except for liabilities or obligations reflected or reserved against in the Balance Sheet and current liabilities incurred in the ordinary course of business since the date thereof.

     5.13. Taxes. (a) Except as set forth in Part 5.13 of the Disclosure Letter, (i) all Tax Returns with respect to Taxes that were required to be filed by or on behalf of the Company at or prior to the date of this Agreement have been duly filed on a timely basis (giving effect to any extensions granted to the Company) and are true, correct and complete in all material respects, (ii) all Taxes due with respect to periods covered by the Tax Returns referred to in clause (i) have been paid in full or the Company has adequately reserved or made adequate accruals in accordance with German GAAP (Grundsaetze ordnungsgemaesser Buchfuehrung und Bilanzierung) including the principle of balance sheet consistency (Bilanskontinuitast) (which are reflected on Balance Sheet) with respect to any such Taxes which are due and payable by the Company and the Company has not had and will not have any liability for Taxes materially in excess of the amounts so paid, reserved or accrued, and (iii) the Company is not a party to or the subject of any action, investigation or proceeding, exclusive of normal recurring audits, nor to the knowledge of the Company and the Interest Holders, is any such action, investigation or proceeding threatened, by any Governmental Authority for the assessment or collection of any Taxes and no deficiency notices or reports have been received by either the Company or any of the Interest Holders with respect to any deficiency of the Company for any Taxes.

     (b) The statute of limitations for the assessment of German income and other Taxes of the Company has expired for each period through December 31, 1991.

     (c) No Tax is required to be withheld pursuant to German tax laws (Umsatzsteuergesetz, Mehrwertsteuergesetz und Gewerbesteuergesetz) as a result of the transactions contemplated by this Agreement.

     (d) As a result of compliance with this Agreement and the matters referred to herein, neither the Company nor the Interest Holders will be obligated to make any payment to any individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the IRC without regard to whether such payment is to be made in the future.

     5.14. Compliance with Legal Requirements; Governmental Authorizations. (a) Except as set forth in Part 5.14(a) of the Disclosure Letter: (i) the Company is, and has been, in compliance in all material respects with each Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets; (ii) no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a material violation by the Company of, or a failure on the part of the Company to comply in all material respects with, any Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or (B) may give rise to any material obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and (iii) the Company has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or (B) any actual, alleged, possible, or potential obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

     (b) Except as set forth in Part 5.14 (b) of the Disclosure Letter: (i) the Company is, and has been, in full compliance with all of the terms and requirements of each Governmental Authorization owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company; (ii) no event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any such Governmental Authorization; (iii) the Company has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorization owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any such Governmental Authorization ; and (iv) all applications required to have been filed for the renewal of the Governmental Authorizations owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

     (c) Except as set forth in Part 5.14(c) of the Disclosure Letter, the Governmental Authorizations owned, possessed or otherwise applicable to the Company, the conduct of its business or any assets owned or used by the Company collectively constitute all of the Governmental Authorizations required in order to permit the Company to lawfully conduct and operate its business in the manner it currently conducts and operates such business and to permit the Company to own and use its assets in the manner in which it currently owns and uses such assets.

     5.15. Legal Proceedings; Orders. (a) Except as set forth in Part 5.15(a) of the Disclosure Letter, there is no pending Proceeding: (i) that has been commenced by or against the Company or any of the Interest Holders or that otherwise relates to or may materially affect the business of, or any of the assets owned or used by, the Company; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

     (b) Except as set forth in Part 5.15(b) of the Disclosure Letter, to the knowledge of the Company and the Interest Holders, (i) no such Proceeding has been threatened, and (ii) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. The Company and the Interest Holders have delivered to Acquiror copies of all pleadings, correspondence with third parties, and other non-privileged documents relating to each Proceeding listed in Part 5.15 of the Disclosure Letter. The Proceedings listed in Part 5.15 of the Disclosure Letter will not have a material adverse effect on the business, operations, assets, condition, or prospects of the Company.

     (c) Except as set forth in Part 5.15(c) of the Disclosure Letter: (i) there is no Order to which the Company, or any of the assets owned or used by the Company, is subject; (ii) none of the Interest Holders is subject to any Order that relates to the business of, or any of the assets owned or used by, the Company; and (iii) no officer, director, managing director, Prokurist, agent or employee of the Company is subject to any Order that prohibits such officer, director, managing director, Prokurist, agent or employee from engaging in or continuing any conduct, activity, or practice relating to the business of the Company.

     (d) Except as set forth in Part 5.15(d) of the Disclosure Letter: (i) the Company is, and at all times has been, in compliance in all material respects with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject; (ii) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a material violation of or failure to comply in all material respects with any term or requirement of any Order to which the Company, or any of the assets owned or used by the Company, is subject; and (iii) the Company has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which the Company, or any of the assets owned or used by the Company, is or has been subject.

     5.16. Absence Of Certain Changes and Events.  Except as set forth in Part
5.16 of the Disclosure Letter, since the date of the Balance Sheet, the Company has conducted its business only in the ordinary course of business and there has not been any:

          (a) change in the Company's stated capital or equity interests; grant of any option or right to purchase shares of the Company; issuance of any security convertible into such shares; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company of any such shares; or declaration or payment of any shares in the Company's profits;

          (b) amendment to the Articles of Association of the Company;

          (c) payment or increase by the Company of any bonuses, salaries, or other compensation to any shareholder, director, managing director, Prokurist, officer, or (except in the ordinary course of business consistent with past practice) employee or entry into any employment, severance, or similar Contract with any director, managing director, Prokurist, officer, or employee;

          (d) adoption of, or increase (except in the ordinary course of business consistent with past practice) in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company;

          (e) damage to or destruction or loss of any asset or property of the Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Company, taken as a whole;

          (f) entry into, termination of, or receipt of notice of termination of
     (i) any Contract, any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any transaction involving a total remaining commitment by or to the Company of at least 70,000 DM or U.S. $50,000;

          (g) sale (other than sales of inventory in the ordinary course of business), lease, or other disposition of any asset or property of the Company or mortgage, pledge, or imposition of any Encumbrance on any material asset or property of the Company, including the sale, lease, or other disposition of any of the Intellectual Property Assets;

          (h) cancellation or waiver of any claims or rights with a value to the Company in excess of 70,000 DM or U.S. $50,000;

          (i) material change in the accounting methods used by the Company;

          (j) incurrence or payment (other than regularly scheduled payments under debt obligations existing as of the date of this Agreement) of any indebtedness for borrowed money or any incurrence of or commitment to incur any material capital expenditures, in each case, in excess of 50,000 DM or U.S. $30,000;

          (k) acquisition of any assets or properties or any commitment to do so other than in the ordinary course of business; or

          (l) agreement, whether oral or written, by the Company to do any of the foregoing.

     5.17. Contracts; No Defaults. (a) Part 5.17(a) of the Disclosure Letter contains a complete and accurate list, and the Company and the Interest Holders have delivered to Acquiror true and complete copies, of:

          (i) each Applicable Contract that involves performance of services by the Company of an amount or value in excess of 150,000 DM or U.S. $100,000, except any such Applicable Contract that can be terminated without cause by either party thereto without penalty on 30 days or less notice;

          (ii) each Applicable Contract that involves performance of services or delivery of goods or materials to the Company of an amount or value in excess of 150,000 DM or U.S. $100,000, except any such Applicable Contract that can be terminated without cause by either party thereto without penalty on 30 days or less notice;

          (iii) each Applicable Contract that was not entered into in the ordinary course of business and that involves expenditures or receipts by Company in excess of 150,000 DM or U.S. $100,000, except any such Applicable Contract that can be terminated without cause by either party thereto without penalty on 30 days or less notice;

          (iv) each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than U.S. $20,000);

          (v) each licensing agreement or other Applicable Contract with respect to patents, trademarks, copyrights, or other intellectual property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets;

          (vi) each collective bargaining agreement, voluntary company agreement between an employer and employees (or works council) concerning working conditions (Betriebsvereinbarung) and other Applicable Contract to or with any labor union or other employee representative of a group of employees or with a group of employees;

          (vii) each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by the Company with any other Person;

          (viii) each Applicable Contract containing covenants that in any way purport to restrict the business activity of the Company or any Affiliate of the Company or limit the freedom of the Company or any Affiliate of the Company to engage in any line of business or to compete with any Person;

          (ix) each Applicable Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods, except that, with respect to all Applicable Contracts relating to the retaining of Clinical Research Assistants ("CRAs") by the Company,
     Part 5.17(a) of the Disclosure Letter need only set forth the aggregate payments made by the Company to such CRAs during fiscal 1995;

          (x) each power of attorney that is currently effective and outstanding;

          (xi) each Applicable Contract entered into other than in the ordinary course of business that contains or provides for an express undertaking by the Company to be responsible for consequential damages;

          (xii) each Applicable Contract for capital expenditures in excess of 75,000 DM or U.S. $50,000;

          (xiii) each written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by the Company other than in the ordinary course of business; and

          (xiv) each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

     (b) Except as set forth in Part 5.17(b) of the Disclosure Letter: (i) none of the Interest Holders (and no Related Person of any Interest Holder) has or may acquire any material rights under, and none of the Interest Holders have or may become subject to any material obligation or liability under, any Contract that relates to the business of, or any of the assets owned or used by, the Company; and (ii) no officer, director, managing director, Prokurist, agent, employee, consultant, or contractor of the Company is bound by any Contract that purports to limit the ability of such officer, director, managing director, Prokurist, agent, employee, consultant, or contractor to (A) engage in or continue any conduct, activity, or practice relating to the business of the Company, or (B) assign to the Company or to any other Person any rights to any invention, improvement, or discovery.

     (c) Except as set forth in Part 5.17(c) of the Disclosure Letter, each Contract identified or required to be identified in Part 5.17(a) of the Disclosure Letter is in full force and effect and is valid and enforceable in accordance with its terms.

     (d) Except as set forth in Part 5.17(d) of the Disclosure Letter:

          (i) the Company is, and at all times has been, in full compliance with all material terms and requirements of each Contract under which it has or had any obligation or liability or by which it or any of its assets is or was bound;

          (ii) each other Person that has or had any obligation or liability under any Contract under which the Company has or had any rights is, and at all times has been, in full compliance with all material terms and requirements of such Contract;

          (iii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene in any material respect, conflict in any material respect with, or result in a material violation or breach of, or give the Company or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and

          (iv) the Company has not given to or received from any other Person, at any time any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential material violation or breach of, or default under, any Contract.

     (e) Except as set forth in Part 5.17(e) of the Disclosure Letter, there are no renegotiations of, attempts to renegotiate, written demands to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to or by the Company under current or completed Contracts with any Person, other than any reduction of less than 10% of the aggregate amount due to the Company under any Applicable Contract with a sponsor which is proportional to a corresponding reduction of services to be performed by the Company under such Contract.

     (f) Except as set forth in Part 5.23 of the Disclosure Letter, the Contracts relating to the sale, design, manufacture, or provision of products or services by the Company have been entered into in the ordinary course of business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in material violation of any Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets.

     5.18. Insurance. (a) The Company and the Interest Holders have delivered to Acquiror: (i) true and complete copies of all policies of insurance to which the Company is a party or under which the Company, or any director, managing director or Prokurist of the Company, is or has been covered at any time within the two years preceding the date of this Agreement; (ii) true and complete copies of all pending applications for policies of insurance; and (iii) any statement by the auditor of the Company's financial statements with regard to the adequacy of such entity's coverage or of the reserves for claims.

     (b) Except as set forth on Part 5.18(b) of the Disclosure Letter:

          (i) All insurance policies to which the Company is a party or that provide coverage to any of the Interest Holders, the Company or any director, managing director, Prokurist, or officer of the Company: (A) to the Company's knowledge, are valid, outstanding, and enforceable; (B) are issued by an insurer that is financially sound and reputable; (C) taken together, provide adequate insurance coverage for the assets and the operations of the Company for all risks to which the Company is normally exposed; (D) are sufficient for compliance in all material respects with all Legal Requirements that are or were applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets and all Contracts to which the Company is a party or by which it is bound; (E) will continue in full force and effect following the consummation of the transactions contemplated hereby; and (F) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of the Company.

          (ii) None of the Interest Holders or the Company has received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any insurance policy is not willing or able to perform its obligations thereunder.

          (iii) The Company has paid all premiums due, and have otherwise performed in all material respects all of their respective obligations, under each insurance policy to which the Company is a party or that provides coverage to the Company or any director, managing director, Prokurist or officer thereof.

          (iv) The Company has given notice to the insurer of all claims that may be insured thereby.

     5.19. Environmental Matters. Except as set forth in Part 5.19 of the Disclosure Letter:

     (a) The Company is, and at all times has been, in compliance in all material respects with, and has not been and is not in material violation of or liable under, any Environmental Law that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets. None of the Interest Holders or the Company has any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held to be responsible received, any actual or threatened order, notice, or other communication from (i) any Governmental Body or private citizen acting or purporting to act in the public interest, or (ii) the current or prior owner or operator of any Facilities, of any actual or potential material violation or failure to comply in all material respects with any Environmental Law that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or of any actual or threatened obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest, or with respect to any property or Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by Interest Holders, the Company, or any other Person for whose conduct they are or may be held responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

     (b) There are no pending or, to the knowledge of the Company or the Interest Holders, threatened claims, Encumbrances, or other restrictions of a material nature, resulting from any Environmental, Health, and Safety Liabilities or arising under or pursuant to any Environmental Law that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, with respect to or affecting any of the Facilities or any other properties and assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest.

     (c) None of the Company or the Interest Holders has any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held responsible, received, any citation, directive, inquiry, notice, Order, summons, warning, or other communication that relates to Hazardous Activity, Hazardous Materials, or any alleged, actual, or potential material violation or failure to comply in all material respects with any Environmental Law that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets, or of any alleged, actual, or potential obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest, or with respect to any property or facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used, or processed by the Interest Holders, the Company, or any other Person for whose conduct they are or may be held responsible, have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

     (d) None of the Company or the Interest Holders, or any other Person for whose conduct they are or may be held responsible, has any material Environmental, Health, and Safety Liabilities with respect to the Facilities or with respect to any other properties and assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company (or any predecessor), has or had an interest, or at any property geologically or hydrologically adjoining the Facilities or any such other property or assets.

     (e) There are no Hazardous Materials present on or in the Environment at the Facilities or at any geologically or hydrologically adjoining property, including any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water or any other part of the Facilities or such adjoining property, or incorporated into any structure therein or thereon. None of the Interest Holders, the Company, any other Person for whose conduct they are or may be held responsible, or any other Person, has permitted or conducted, or is aware of, any Hazardous Activity conducted with respect to the Facilities or any other properties or assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest except in compliance in all material respects with all Environmental Laws that are or were applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets.

     (f) There has been no Release or, to the knowledge of Interest Holders, Threat of Release, of any Hazardous Materials at or from the Facilities or at any other locations where any Hazardous Materials were generated, manufactured, refined, transferred, produced, imported, used, or processed from or by the Facilities, or from or by any other properties and assets (whether real, personal, or mixed) in which any of the Interest Holders or the Company has or had an interest, or any geologically or hydrologically adjoining property, whether by the Interest Holders, the Company, or any other Person.

     (g) the Interest Holders have delivered to Acquiror true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or initiated by the Interest Holders or the Company pertaining to Hazardous Materials or Hazardous Activities in, on, or under the Facilities, or concerning compliance by the Interest Holders, the Company, or any other Person for whose conduct they are or may be held responsible, with Environmental Laws that are or were applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets.

     5.20. Employees. (a) Part 5.20 of the Disclosure Letter contains a complete and accurate summary of the following information for each employee, officer or director, managing director or Prokurist of the Company, including each employee on leave of absence or layoff status: name; job title; current compensation paid or payable and any change in compensation since December 31, 1995; vacation accrued; and service credited for purposes of vesting and eligibility to participate under the Company's pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), other equity participation arrangement, severance pay, insurance, medical, welfare, or vacation plan or any other employee benefit plan.

     (b) Except as set forth in Part 5.20 of the Disclosure Letter, no employee, officer or director, managing director or Prokurist of the Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee, officer or director, managing director or Prokurist and any other Person ("Proprietary Rights Agreement") that in any way adversely affects or will affect the ability of the Company to conduct its business, including any Proprietary Rights Agreement with the Interest Holders or the Company by any such employee, officer or director, managing director or Prokurist. Except as set forth in Part 5.20 of the Disclosure Letter, to the knowledge of the Company and the Interest Holders, no director, managing director, Prokurist, officer, or other key employee of the Company intends to terminate his employment with the Company.

     (c) Part 5.20 of the Disclosure Letter also contains a complete and accurate list of the following information for each retired employee, officer or director, managing director or Prokurist of the Company, or their dependents, receiving benefits or scheduled to receive benefits in the future: name, pension benefit, pension option election, retiree medical insurance coverage, retiree life insurance coverage, and other benefits.

     5.21. Labor Relations; Compliance. Except as set forth in Part 5.21 of the Disclosure Letter, since November 11, 1991, the Company has not been nor is it currently a party to any collective bargaining or other labor Contract. Since November 11, 1991, there has not been, there is not presently pending or existing, and, to the Company's knowledge, there is not threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any Proceeding against or affecting the Company relating to the alleged material violation of any Legal Requirement applicable to the Company pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with any Governmental Body, organizational activity, or other labor or employment dispute against or affecting the Company or its premises, or
(c) any application for certification of a collective bargaining agent. Except as set forth in Part 5.21 of the Disclosure Letter, no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees by the Company, and no such action is contemplated by the Company. Except as set forth in Part 5.21 of the Disclosure Letter, the Company has complied in all material respects with all Legal Requirements applicable to the Company relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Except as set forth in Part
5.21 of the Disclosure Letter, the Company is not liable for the payment of any compensation, damages, Taxes, fines, penalties, or other amounts, however designated, for failure to comply in all material respects with any of the foregoing Legal Requirements.

     5.22. Intellectual Property. (a) The term "Intellectual Property Assets" includes: (i) the name "BioClin Institute of Clinical Pharmacology GmbH", all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks"); (ii) all patents, patent applications, and inventions and discoveries that may be patentable (collectively, "Patents"); (iii) all copyrights in both published works and unpublished works (collectively, "Copyrights"); and (iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets"); owned, used, or licensed by the Company as licensee or licensor.

     (b) Part 5.22(b) of the Disclosure Letter contains a complete and accurate list and summary description, including any royalties paid or received by the Company, of all Contracts relating to the Intellectual Property Assets to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than 50,000 DM or U.S. $30,000 under which the Company is the licensee. There are no outstanding and, to the knowledge of the Interest Holders, no threatened disputes or disagreements with respect to any such agreement.

     (c) (i) The Intellectual Property Assets are all those necessary for the operation of the Company's business as it is currently conducted. The Company is the owner or licensee of all right, title, and interest in and to each of the Intellectual Property Assets (other than to the extent that the Company is obligated to assign any application, invention, development, etc. relating to such Intellectual Property Assets to another Person under an Applicable Contract with a sponsor), free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and, except as set forth in
Part 5.22(c) of the Disclosure Letter, has the right to use without payment to a third party all of the Intellectual Property Assets.

     (ii) Except as set forth in Part 5.22(c) of the Disclosure Letter, all former and current employees of the Company have executed written Contracts with the Company that assign to it all rights to any inventions, improvements, discoveries, or information relating to the business of the Company. Except as set forth in Part 5.22(c) of the Disclosure Letter, no employee of the Company has entered into any Contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than the Company.

     (d) (i) Part 5.22(d) of the Disclosure Letter contains a complete and accurate list and summary description of all Patents owned by or licensed to the Company. Except as set forth in Part 5.22(d) of the Disclosure Letter, the Company is the owner or licensee of all right, title, and interest in and to each of such Patents, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     (ii) Except as set forth in Part 5.22(d) of the Disclosure Letter, all of the issued Patents owned by the Company are currently in compliance in all material respects with applicable Legal Requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or Taxes or actions falling due within ninety days after the Closing Date.

     (iii) Except as set forth in Part 5.22(d) of the Disclosure Letter, no Patent owned by the Company has been or is now involved in any interference, reissue, reexamination, or opposition proceeding, nor to the knowledge of the Company and the Interest Holders, is there any potentially interfering patent or patent application of any third party.

     (iv) Except as set forth in Part 5.22(d) of the Disclosure Letter, no Patent owned by the Company is infringed or, to the knowledge of the Company and the Interest Holders, has been challenged or threatened in any way. Except as set forth in Part 5.22(d) of the Disclosure Letter, none of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

     (v) Except as set forth in Part 5.22(d) of the Disclosure Letter, all products made, used, or sold under the Patents owned by the Company have been marked with the proper patent notice.

     (e) (i) Part 5.22(e) of Disclosure Letter contains a complete and accurate list and summary description of all Marks owned by or licensed to the Company. Except as set forth in Part 5.22(e) of the Disclosure Letter, the Company is the owner or licensee of all right, title, and interest in and to each of such Marks, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     (ii) Except as set forth in Part 5.22(e) of the Disclosure Letter, all Marks owned by the Company that have been registered with the German patent office (Bundespatentamt) or similar foreign Governmental Body are currently in compliance in all material respects with applicable Legal Requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or Taxes or actions falling due within ninety days after the Closing Date.

     (iii) Except as set forth in Part 5.22(e) of the Disclosure Letter, no Mark owned by the Company has been or is now involved in any opposition, invalidation, or cancellation and, to the knowledge of the Company and the Interest Holders, no such action is threatened with the respect to any of such Marks.

     (iv) Except as set forth in Part 5.22(e) of the Disclosure Letter, to the knowledge of the Company and the Interest Holders, there is no potentially interfering trademark or trademark application of any third party.

     (v) Except as set forth in Part 5.22(e) of the Disclosure Letter, no Mark owned by the Company is infringed or, to the knowledge of the Company and the Interest Holders, has been challenged or threatened in any way. Except as set forth in Part 5.22(e) of the Disclosure Letter, none of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

     (vi) Except as set forth in Part 5.22(e) of the Disclosure Letter, all products and materials containing a Mark owned by the Company bear the proper federal registration notice where permitted by law.

     (f) (i) Part 5.22(f) of the Disclosure Letter contains a complete and accurate list and summary description of all Copyrights owned by or licensed to the Company. Except as set forth in Part 5.22(f) of the Disclosure Letter, the Company is the owner or licensee of all right, title, and interest in and to each of such Copyrights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

     (ii) Except as set forth in Part 5.22(f) of the Disclosure Letter, all the Copyrights owned by the Company have been registered (to the extent required to protect such Copyrights) and are currently in compliance in all material respects with applicable Legal Requirements, are valid and enforceable, and are not subject to any maintenance fees or Taxes or actions falling due within ninety days after the date of Closing.

     (iii) Except as set forth in Part 5.22(f) of the Disclosure Letter, no Copyright owned by the Company is infringed or, to the knowledge of the Company and the Interest Holders, has been challenged or threatened in any way. Except as set forth in Part 5.22(f) of the Disclosure Letter, none of the subject matter of any of such Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

     (iv) Except as set forth in Part 5.22(f) of the Disclosure Letter, all works encompassed by the Copyrights owned by the Company have been marked with the proper copyright notice (to the extent required to protect such Copyrights).

     (g) (i) With respect to each Trade Secret owned by the Company, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

     (ii) The Interest Holders and the Company have taken all reasonable precautions to protect the secrecy, confidentiality, and value of the Trade Secrets owned by the Company.

     (iii) Except as set forth in Part 5.22(g) of the Disclosure Letter, the Company has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets owned by the Company. Except as set forth in Part 5.22(g) of the Disclosure Letter, the Trade Secrets owned by the Company are not part of the public knowledge or literature, and, to the knowledge of the Company and the Interest Holders, have not been used, divulged, or appropriated either for the benefit of any Person (other than the Company) or to the detriment of the Company. Except as set forth in Part 5.22(g) of the Disclosure Letter, no Trade Secret owned by the Company is subject to any adverse claim or has been challenged or threatened in any way.

     (h) Except as set forth in Part 5.22(h) of the Disclosure Letter, no Contract (whether or not related to the Intellectual Property Assets) obligates the Company or any director, managing director, Prokurist, officer or employee of the Company to disclose and/or assign to another Person, any Intellectual Property Asset or any developments, inventions, etc. relating to the Intellectual Property Assets.

     5.23. Certain Payments. Except as set forth in Part 5.23 of the Disclosure Letter, neither the Company nor any director, managing director, Prokurist, officer, agent, or employee of the Company, or any other Person associated with or acting for or on behalf of the Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Affiliate of the Company, or (iv) in violation of any Legal Requirement that is or was applicable to the Company or to the conduct or operation of its business or the ownership or use of any of its properties or assets; (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

     5.24. Disclosure. (a) No representation or warranty of the Company or the Interest Holders in this Agreement and no statement in the Disclosure Letter omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading. None of the information to be supplied by the Company or the Interest Holders for inclusion in, or to be incorporated by reference in, the Proxy Statement will, at the time of the mailing of the Proxy Statement and the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) No notice given by the Company or any of the Interest Holders pursuant to Section 7.6 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

     (c) There is no fact known to any of the Interest Holders that has specific application to the Interest Holders or the Company (other than general economic or industry conditions) and that materially adversely affects the assets, business, prospects, financial condition, or results of operations of the Company (on a consolidated basis) that has not been set forth in this Agreement or the Disclosure Letter.

     5.25. Relationships with Related Persons. Except as set forth in Part 5.25 of the Disclosure Letter, none of the Interest Holders or any Related Person of such Interest Holders or of the Company has, or since the first day of the next to last completed fiscal year of the Company has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Company's business. Except as set forth in Part
5.25 of the Disclosure Letter, none of the Interest Holders or any Related Person of such Interest Holders or of the Company owns, or since the first day of the next to last completed fiscal year of the Company owned (of record or as a beneficial owner), an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with the Company, or (ii) engaged in competition with the Company with respect to any line of the products or services of the Company (a "Competing Business") in any market presently served by the Company, except for less than one percent of the outstanding capital stock or stated capital of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Part 5.25 of the Disclosure Letter, none of the Interest Holders or any Related Person of such Interest Holders or of the Company is a party to any Contract with, or has any claim or right against, the Company, other than Contracts related to their employment with the Company and claims for ordinary compensation as provided by any such Contract.

     5.26. Brokers and Finders. Neither the Interest Holders nor the Company nor any of its officers, directors, managing director, Prokurist, or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted, directly or indirectly, for any of the Interest Holders or the Company, in connection with this Agreement or the transactions contemplated hereby or thereby.

     5.27. Employee Benefit Plans. (a) Part 5.27 of the Disclosure Letter sets forth a complete and accurate list and summary description of each employee benefit plan or arrangement, including, without limitation, bonus, savings or profit sharing plan, deferred compensation plan, pension or retirement plan, stock option plan, stock appreciation right plan, executive compensation practice and other executive perquisite, each plan

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

or arrangement providing for insurance (including, without limitation, health and life insurance) coverage, severance, termination or similar coverage and each written compensation policy and practice, which in each case, covers any current or former employee, officer, director, managing director, Prokurist or agent of the Company, and which is or was maintained or contributed to by the Company, other than those benefit plans or arrangements mandated by applicable Legal Requirements.

     (b) Except as set forth in Part 5.27 of the Disclosure Letter, the Company has (i) complied in all material respects with all Legal Requirements applicable to all employee benefit plans and arrangements maintained or contributed to by the Company (whether or not listed or required to be listed in Part 5.27 of the Disclosure Letter), (ii) made all contributions to such plans and arrangements that were required to be made pursuant to applicable Legal Requirements; and
(iii) in the Balance Sheet, made adequate provision for existing pension obligations on the basis of actuarial opinions (versicherungsmathematische Gutachten)up to the maximum amount permitted under generally accepted valuation methods.

     5.28. Investment Intent; Accredited Investor. The Interest Holders are acquiring the Acquiror Shares pursuant to Article II of this Agreement for their own accounts and not with the view to, or for resale in connection with, any distribution or public offering thereof with the meaning of the Securities Act, except as contemplated by the Stockholders' Agreement. Each Interest Holder is either (i) an "accredited investor" as such term is defined in Section 501(a) of Regulation D promulgated under the Securities Act or (ii) otherwise has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and the risks of the Acquiror Shares being delivered pursuant to Section 2.1 of this Agreement so that such delivery of Acquiror Shares is eligible for exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act or Regulation S thereunder. Each Interest Holder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Acquiror Shares, has had full access to such information concerning Acquiror as each Interest Holder has requested and possesses substantial information about, and familiarity with, Acquiror as a result of the information provided to each Interest Holder. The Interest Holders understand that the Acquiror Shares have not been registered under the Securities Act by reason of their contemplated issuance by Acquiror in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of Acquiror upon this exemption is predicated in part upon this representation and warranty by the Interest Holders.

                                   ARTICLE VI

                    CONDUCT OF BUSINESS PRIOR TO THE CLOSING

     6.1. Conduct Prior to Closing. (a) The Company and the Interest Holders hereby covenant and agree with Acquiror, that, prior to the Closing, unless the prior written consent of Acquiror shall have been obtained and except as otherwise contemplated herein, the Company shall, and the Interest Holders will cause the Company to, operate its business only in the usual, regular and ordinary course and in accordance with past practices and to conduct its business in compliance in all material respects with the standards of the industry in which it operates and provides services; and to preserve intact its current business organization, keep available the services of the current officers, employees and agents of the Company, and maintain the relations and goodwill with suppliers, customers, landlords, creditors, employees, agents and others having business relationships with the Company. From the date hereof until the Closing, except as otherwise specifically provided in this Agreement (including, without limitation, Section 6.3), the Company agrees that it will not, and the Interest Holders covenant and agree that they will not permit the Company to, do or agree or commit to do, without the prior written consent of Acquiror, any of the following:

          (i) incur any liabilities or obligations in excess of U.S. $50,000, in the aggregate, whether directly or by way of guaranty, including any obligation for borrowed money whether or not evidenced by a note, bond, debenture or similar instrument, provided that the settlement of the VCU litigation on the terms described in the Disclosure Letter and the settlement of the pending litigation filed in Texas titled Linda Gail Frase
     v. BioClin, Inc. and Jack Barbut on the terms previously discussed with Acquiror shall not be within such limitation;

          (ii) acquire any equity, debt or other investment securities except for acquisitions of such securities in the ordinary course of business;

          (iii) grant any increase in compensation (including any salaries or bonuses) to its employees as a class, or to its officers or directors, managing director or Prokurist, except as required by law or at times and in a manner consistent with past practice; effect any change in retirement benefits to any class of employees or officers (unless any such change shall be required by applicable law); enter into any employment, severance or similar agreements or arrangements with any directors, managing director or Prokurist or officers or employees other than the agreements or severance and other plans described in Part 5.27 of the Disclosure Letter, which in the case of employment agreements would extend beyond the Closing Date (it being understood that nothing contained herein shall prohibit the Company from paying individual merit increases or promotional increases, or performance bonuses to its employees based on formulas consistent with those used in the past for similar levels of performance); or establish, adopt, enter into or amend any employee benefit plan for the benefit of any officers, directors, managing director or Prokurist or employees;

          (iv) declare any profit to be distributed to the shareholders or pay any profit and purchase, redeem or otherwise acquire any shares of the Company;

          (v) other than with respect to the loan and letter agreement relating to the acquisition of real property in connection with establishing a representative office in Lithuania, purchase or otherwise acquire any substantial portion of the assets, or of any class of stock or equity interests of any Person except in partial or complete satisfaction of debts previously contracted; merge into any other Person or permit any other Person to merge into it or consolidate with any other Person; liquidate, sell, dispose of, or encumber any assets or acquire any assets, other than In the ordinary course of business consistent with past practice, or issue any shares or permit any shares held in its treasury to become outstanding; or issue or grant or extend the term of any option, warrant, conversion or stock appreciation right not in existence on the date hereof;

          (vi) propose or adopt any amendments to its Articles of Association;

          (vii) enter into any type of business not conducted by the Company as of the date of this Agreement or create or organize any new subsidiary or enter into or participate in any joint venture or partnership (Personengesellschaft);

          (viii) propose or adopt any material changes to the accounting principles used by the Company except as required by German GAAP (Grundsaetze ordnungsgemaesser Buchfuehrung und Bilanzierung) and then only in consultation with Acquiror;

          (ix) enter into any agreement or transactions with any of the Interest Holders or any Affiliate of the Interest Holders or make any material amendment or modification to any such agreement, except as contemplated by this Agreement; or

          (x) agree or commit to do any of the foregoing.

Without limiting the foregoing, from the date hereof until the Closing, the Company shall not, and the Interest Holders agree that they will not permit the Company to, without first promptly notifying Acquiror and obtaining the prior written consent of Acquiror, take any action or permit or suffer to be taken any action, which is represented in Section 5.16 not to have been taken since the date of the Balance Sheet.

     (b) From the date hereof until the Closing, Acquiror shall not, without first promptly notifying the Interest Holders and providing the Interest Holders an opportunity to express their views, take any action or permit or suffer to be taken any action, which is represented in Section 3.8 not to have been taken since March 31, 1996.

     6.2. Consents and Approvals. (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to cooperate with the other and use all reasonable best efforts to satisfy the conditions set forth in
Article VIII to be satisfied and to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and contractual arrangements to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby. Each of the parties hereto hereby covenants and agrees subject, in the case of Acquiror, to the fiduciary obligations of Acquiror's Board of Directors, to take no action (a) which would render any of its or his representations and warranties contained herein untrue at and as of the Closing except as otherwise contemplated herein or (b) which would adversely affect its or his ability to satisfy any of the conditions set forth in Article VIII, including, without limitation, the ability to obtain any necessary Governmental Authorizations required for the transactions contemplated hereby or materially increase the period of time necessary to obtain such authorizations.

     (b) To the extent that the rights of the Company under any agreement, arrangement or understanding may not be assigned without the consent or approval of another party thereto, the Company shall, and the Interest Holders shall cause the Company to, use all reasonable efforts to obtain any such consent or to amend the agreement, arrangement or understanding such that no consent is required.

     6.3. Bookkeeping, Accounting and Financial Reporting Capabilities. (a) The Company and the Interest Holders hereby covenant and agree with Acquiror, that
(i) prior to the Closing, the Company and the Interest Holders will deliver to
Acquiror: (A) an audited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1994, and the related audited combined consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal year then ended as well as the fiscal year ended December 31, 1993, together with the report thereon of KPMG Peat Marwick L.L.P., and (B) an audited combined consolidated balance sheet of the Company and the BioClin Affiliates as at December 31, 1995 and the related audited combined consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal year then ended, together with the report thereon of KPMG Peat Marwick L.L.P., including, in each case, the notes thereto, and (ii) (A) the financial statements with respect to fiscal 1995 will be prepared in accordance with U.S. GAAP (which except where noted therein, will be consistently applied), and will fairly present the financial condition and results of operations, changes in stockholders' equity and cash flow of the Company and the BioClin Affiliates as at the respective dates and for the periods referred to in such financial statements and (B) the financial statements with respect to fiscal 1993 and 1994 will be prepared in accordance with German GAAP (Grundsaetze ordnungsgemaesser Buchfuehrung und Bilanzierung)including the principle of balance sheet consistency (Bilanskontinuitast) and will be reconciled to U.S. GAAP.

     (b) The Company and the Interest Holders hereby covenant and agree with Acquiror, that, prior to the Closing, the Company shall, and the Interest Holders shall cause the Company to, hire such number of bookkeepers and/or accountants, or an accounting firm to provide such bookkeeping and accounting services, reasonably acceptable to Acquiror, both in terms of number and identity, such that the Company will, upon the Closing, have adequate financial reporting capabilities to ensure that the reporting of consolidated financial results by Acquiror on a post-Closing basis shall be made in a manner that will enable Acquiror meet all reporting obligations applicable to it pursuant to the Exchange Act.

     (c) Notwithstanding any other provision hereof to the contrary (including, without limitation, Section 10.2), to the extent Acquiror incurs any fees or expenses in connection with the employment of Persons in connection with the rendering of services contemplated by Section 6.3(b), the Company shall promptly reimburse Acquiror for all such fees and expenses.

                                  ARTICLE VII

                             ADDITIONAL AGREEMENTS

     7.1. Current Information. During the period from the date of this Agreement to the Closing, the Interest Holders, on the one hand, and Acquiror, on the other hand, will cause one or more of their Representatives to confer on a regular and frequent basis with Representatives of the other party with respect to the status of the ongoing operations of the Company. Each party will promptly notify the other party of any material change in the normal course of its business or in the operation of its properties and, to the extent permitted by applicable law, of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of material Proceedings involving such party which would in any manner, challenge, prevent, alter or materially delay any of the transactions contemplated by this Agreement, and each party will keep the other party fully informed with respect to such events. Each party will also notify the other party of the status of regulatory applications and third party consents related to the transactions contemplated hereby.

     7.2. Access and Investigation. To the full extent permitted by applicable law, between the date of this Agreement and the Closing Date, the Company shall, and the Interest Holders shall and shall cause the Company and its Representatives to, (a) afford Acquiror and its Representatives (collectively, "Acquiror's Advisors") full and free access to the Company's personnel, properties (including subsurface testing), contracts, books and records, and other documents and data, (b) furnish Acquiror and Acquiror's Advisors with copies of all such contracts, books and records, and other existing documents and data as Acquiror may reasonably request, and (c) furnish Acquiror and Acquiror's Advisors with such additional financial, operating, and other data and information as Acquiror may reasonably request.

     7.3. Effect of Investigations. Notwithstanding the notification and cure provisions of Sections 7.6(c) and (d), but subject to the provisions of Section
8.2 and 8.3, no investigation by the parties hereto made heretofore or hereafter, whether pursuant to this Agreement or otherwise (including without limitation, any action taken by or information provided to Acquiror pursuant to the provisions of Sections 7.1 and 7.2) shall affect the representations and warranties of the parties which are contained herein and each such representation and warranty shall survive such investigation.

     7.4. Press Releases, Etc. Acquiror and the Interest Holders will consult with each other as to the form, substance and timing of any press release or other public disclosure of matters related to this Agreement or any of the transactions contemplated hereby and no such press release or other public disclosure shall be made without the consent of the other party, which shall not be unreasonably withheld or delayed; provided, however, that either party may make such disclosures as are required by law after making reasonable efforts in the circumstances to consult in advance with the other party.

     7.5. Acquisition Proposals. Until such time, if any, as this Agreement is terminated pursuant to Article IX, the Company and the Interest Holders will not, and the Interest Holders will cause the Company and its Representatives not to, directly or indirectly solicit, initiate, or encourage or take any other action to facilitate (including by way of providing information) any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Acquiror) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business) of the Company, or any of the equity interests of the Company, or any merger, consolidation, business combination, or similar transaction involving the Company. The Company and the Interest Holders shall promptly advise Acquiror orally and in writing of any inquiry or proposal which relates to such a transaction.

     7.6. Notification of Certain Matters. (a) Between the date of this Agreement and the Closing Date, each Interest Holder will promptly notify Acquiror in writing if such Interest Holder or the Company has knowledge of any fact or condition that causes or constitutes a breach of the Trustee's, the Company's or any of the Interest Holders' representations and warranties as of the date of this Agreement, or if such Interest Holder or the Company has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition, or any fact or condition disclosed to the Interest Holders by Acquiror pursuant to Section 7.6(d), require any change in the Disclosure Letter, if the Disclosure Letter were dated the date of the occurrence or discovery of any such fact or condition, the Interest Holders will promptly deliver to Acquiror a supplement to the Disclosure Letter specifying such change. During the same period, each Interest Holder will promptly notify Acquiror if such Interest Holder or the Company has knowledge of the occurrence of any breach of any covenant of the

Interest Holders or the Company in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in
Article VIII impossible or unlikely.

     (b) Between the date of this Agreement and the Closing Date, Acquiror will promptly notify the Interest Holders in writing if Acquiror has knowledge of any fact or condition that causes or constitutes a breach of the Acquiror's representations and warranties as of the date of this Agreement, or if Acquiror has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition, or any fact or condition disclosed to Acquiror by the Company or any Interest Holder pursuant to Section 7.6(c), require any change in the Acquiror Letter, if the Acquiror Letter were dated the date of the occurrence or discovery of any such act or condition, Acquiror will promptly deliver to the Interest Holders a supplement to the Acquiror Letter specifying such change. During the same period, Acquiror will promptly notify the Interest Holders if Acquiror has knowledge of the occurrence of any breach of any covenant of Acquiror in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in Article VIII impossible or unlikely.

     (c) Between the date of this Agreement and the Closing Date, each Interest Holder will promptly notify Acquiror in writing if such Interest Holder or the Company has knowledge of any fact or condition that causes or constitutes a breach of Acquiror's representations and warranties as of the date of this Agreement, or if such Interest Holder or the Company has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, each Interest Holder will promptly notify Acquiror if such Interest Holder or the Company has knowledge of the occurrence of any breach of any covenant of Acquiror in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in
Article VIII impossible or unlikely.

     (d) Between the date of this Agreement and the Closing Date, Acquiror will promptly notify the Interest Holders in writing if Acquiror has knowledge of any fact or condition that causes or constitutes a breach of the Trustee's, the Company's or any of the Interest Holders' representations and warranties as of the date of this Agreement, or if Acquiror has knowledge of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, Acquiror will promptly notify the Interest Holders if Acquiror has knowledge of the occurrence of any breach of any covenant of the Company or the Interest Holders in Article VI, this Article VII or of the occurrence of any event that may make the satisfaction of the conditions in Article VIII impossible or unlikely.

     (e) For purposes of this Agreement, "knowledge" on the part of Acquiror means the actual knowledge of Mr. Paul J. Schmitt, Mr. John G. Cooper or Mr. Lief Modeweg, and knowledge on the part of the Company means the actual knowledge of Dr. Jack Barbut or Dr. J. Chris Jensen; provided, however, that all such Persons shall be deemed to have actual knowledge of all matters disclosed in the Acquiror Letter and the Disclosure Letter.

     (f) Not later than ten Business Days prior to the scheduled Closing Date,
(i) Acquiror shall deliver to the Interest Holders a supplement to the Acquiror Letter and (ii) the Interest Holders shall deliver to Acquiror a supplement to the Disclosure Letter, in each case, that updates such disclosure from the date of this Agreement to such date of delivery. Thereafter, until the Closing, Acquiror and the Interest Holders shall notify each other in writing of any changes or supplements to the updated information necessary, to the knowledge of Acquiror or the Interest Holders, as the case may be, to make such information correct and complete at all times up to and including the Closing.

     (g) Notwithstanding the foregoing provisions of this Section 7.6, nothing herein contained shall be construed to, in any manner, (i) modify the representations and warranties of the parties contained herein as made as of the date hereof or (ii) affect any right or remedy of any party granted hereunder or under the

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

Stockholders' Agreement (including, without limitation, the conditions to Closing set forth in Article VIII herein and the indemnification provisions set forth in Article IV of the Stockholders' Agreement).

     7.7. Customers. After execution of this Agreement and prior to Closing, the Interest Holders, the Company and Acquiror shall, either individually or jointly, notify the customers of the Company of the transactions contemplated hereby. As promptly as practicable following the Closing, the Interest Holders, and Acquiror shall notify such customers thereof and shall provide, or join in providing where appropriate, all notices to such customers and other persons that the Interest Holders the Company, or Acquiror, as the case may be, are or is required to give by any Governmental Body having jurisdiction over any such Person or under applicable law or other terms of any other agreement between the Company or its employees and any customer in connection with the transactions contemplated hereby.

     7.8. Preservation of Relationships. The Interest Holders (excluding, for this purpose, Hackel) shall use their best efforts, and shall use their best efforts to cause all their Affiliates including, without limitation, the Company and its employees (in their capacity as employees) to use their best efforts, to maintain in effect all material contractual and business relationships with the Company or the employees (in their capacity as employees) and to waive any and all rights to terminate any such relationship arising as a result of the transactions contemplated by this Agreement, except as otherwise contemplated by this Agreement.

     7.9. Resale; Legends. (a) The Interest Holders shall not sell or otherwise transfer any of their Acquiror Shares until (a) such Acquiror Shares shall have been registered under the Securities Act, or (b) Acquiror shall have received an opinion of legal counsel, satisfactory to Acquiror, that such Acquiror Shares may be legally sold or otherwise transferred without such registration.

     (b) The Acquiror Shares shall be imprinted with a legend in substantially the following form:

        "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and may not be sold or transferred in the absence of an effective registration statement under the Act or an exemption from registration thereunder. Prior to any sale or transfer of the securities represented by this certificate, except pursuant to an effective registration statement under the Act covering such sale or transfer, the holder hereof shall have delivered to the issuer hereof (the "Company") an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from registration under the Act."

     7.10. Pooling Treatment. None of Acquiror, the Company nor any of the Interest Holders shall intentionally take, fail to take or cause to be taken or not taken any action within its control, whether before or after the Closing, which would disqualify the transactions consummated under this Agreement as a "pooling of interests" for accounting purposes.

     7.11. Shareholder Approval; Proxy Statement. (a) As soon as practicable after the date hereof, Acquiror shall prepare a proxy statement (the "Proxy Statement"), file it with the SEC, respond to comments of the Staff of the SEC, clear the Proxy Statement with the Staff of the SEC and promptly thereafter mail the Proxy Statement to all holders of Acquiror Common Stock. The Interest Holders shall, and shall cause the Company to, cooperate with Acquiror in the preparation of the Proxy Statement.

     (b) Acquiror shall take all action necessary, in accordance with applicable law and its certificate of incorporation and by-laws, to convene a meeting of the holders of Acquiror Common Stock (the "Stockholders Meeting") for the purpose of considering and taking action with respect to the approval of the issuance of the Acquiror Shares as required by the rules of the National Association of Securities Dealers, Inc. in connection with the transactions contemplated by this Agreement and any of the other transactions pursuant to which Acquiror shall acquire all of the outstanding capital stock or equity interests in each of the BioClin Affiliates.

                                  ARTICLE VIII

                                   CONDITIONS

     8.1. Conditions to Each Party's Obligation to Consummate the Closing. The respective obligations of each party to consummate the Closing shall be subject to the fulfillment or waiver at or prior to the Closing of the following conditions:

     (a) The issuance of the Acquiror Shares shall have been approved by the requisite vote of the holders of Acquiror Common Stock.

     (b) The sale, transfer and assignment of Company Shares and the transfer and delivery of the Acquiror Shares in consideration therefor as contemplated by this Agreement and the transactions contemplated hereby shall have been approved by the Governmental Bodies whose approval is required to consummate the transactions contemplated hereby without any condition which is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company or Acquiror taken as a whole; all conditions required to be satisfied prior to the Closing imposed by the terms of such approvals shall have been satisfied; and all notifications to any Governmental Bodies that are required shall have been made.

     (c) None of Acquiror, the Trustee, the Interest Holders nor the Company shall be subject to any order, decree or injunction of any Governmental Body which enjoins or prohibits the consummation of the transactions contemplated by this Agreement.

     (d) Acquiror, the Company and the Interest Holders shall have received a letter, dated the Closing Date, from KPMG Peat Marwick L.L.P. to the effect that, for financial reporting purposes, the transactions contemplated hereby qualify for pooling-of-interests accounting treatment under U.S. GAAP if consummated in accordance with this Agreement.

     (e) The Stockholders' Agreement and the Employment Agreements shall have been entered into by the parties thereto.

     8.2. Conditions to Obligation of Acquiror to Consummate the Closing. The obligations of Acquiror to consummate the Closing shall be subject to the fulfillment or waiver at or prior to the Closing of the following additional conditions:

     (a) (i) The representations and warranties of the Company, the Trustee and the Interest Holders set forth in Articles IV and V hereof (A) that contain a materiality qualification shall be true and correct and (B) that do not contain a materiality qualification shall be true and correct in all material respects, as of the Closing as though made at and as of the Closing (it being understood that representations and warranties that speak as of a specified date shall continue to speak only as of the date so specified) without giving effect to any supplement to the Disclosure Letter, except for such changes occurring after the date hereof in the ordinary course of business of the Company and in accordance with the terms and provisions of this Agreement (including, without limitation, Section 6.1(a)), which, in the aggregate, would not have a material adverse effect on the financial condition, operations or prospects of the Company and the BioClin Affiliates taken as a whole, and (ii) Acquiror shall have received a signed certificate of each of the Company (which is to the knowledge of a principal executive officer), the Trustee and the Interest Holders to that effect. Acquiror's closing of the transactions contemplated by this Agreement and the agreements with the BioClin Affiliates with respect to Acquiror's acquisition of all of the outstanding capital stock or equity interests of the BioClin Affiliates shall constitute acceptance of the disclosures made by the Company and/or the Interest Holders prior to Closing in the Disclosure Letter and waiver of any purported misrepresentation or breach of any representation or warranty made by such Persons in Article V or any covenant of such Persons contained in Article VI or VII to the extent the Disclosure Letter, as supplemented pursuant to Section 7.6(a) and (f), discloses information pertaining thereto.

     (b) The Company, the Trustee and the Interest Holders shall have in all material respects performed all obligations required to be performed by them under this Agreement prior to the Closing, and Acquiror shall have received a signed certificate of each of the Company (which is to the knowledge of a principal executive officer), the Trustee and the Interest Holders to that effect.

     (c) Acquiror shall have received a legal opinion dated the Closing, from Piper & Marbury, L.L.P., counsel of the Interest Holders, with respect to the transactions contemplated herein in form mutually agreed upon by Acquiror and the Interest Holders.

     (d) The Board of Directors of Acquiror shall have received an opinion from Vector Securities International, Inc., dated not later than the date of Acquiror's Proxy Statement (and such opinion shall not have been withdrawn on or before the Closing Date) to the effect that as of the date thereof, the number of Acquiror Shares to be delivered in consideration for the transfer of the Company Shares and the capital stock or equity interests in each of the BioClin Affiliates is fair to Acquiror and Acquiror's stockholders from a financial point of view.

     (e) Acquiror shall have acquired all of the outstanding capital stock or equity interests in each of the BioClin Affiliates.

     (f) The Company shall have obtained the written consent(s) of the Person(s) specified in Part 8.2 of the Acquiror Letter.

     8.3. Conditions to Obligation of Interest Holders Owner to Consummate the Closing. The obligations of the Company, the Trustee and Interest Holders to consummate the Closing shall be subject to the fulfillment or waiver at or prior to the Closing of the following additional conditions:

     (a)(i) The representations and warranties of Acquiror set forth in Article III hereof (A) that contain a materiality qualification shall be true and correct, and (B) that do not contain a materiality qualification shall be true and correct in all material respects, as of the Closing as though made at and as of the Closing (it being understood that representations and warranties that speak as of a specified date shall continue to speak only as of the date so specified) without giving effect to any supplement to the Acquiror Letter, except for such changes occurring after the date hereof in the ordinary course of business of Acquiror and in accordance with the terms and provisions of this Agreement (including, without limitation, Section 6.1(b)), which, in the aggregate, would not have a material adverse effect on the financial condition, operations or prospects of Acquiror and its Subsidiaries taken as a whole, and
(ii) each of the Company, the Trustee and the Interest Holders shall have received a signed certificate which is to the knowledge of a principal executive officer of Acquiror to that effect. The closing of the transactions contemplated by this Agreement and the agreements with the BioClin Affiliates with respect to Acquiror's acquisition of all of the outstanding capital stock or equity interests of the BioClin Affiliates shall constitute acceptance by the Company and the Interest Holders of the disclosures made by Acquiror prior to the Closing in the Acquiror Letter and waiver of any purported misrepresentation or breach of any representation or warranty made by Acquiror in Article III or any covenant of Acquiror contained in Article VI or VII to the extent the Acquiror Letter, as supplemented pursuant to Section 7.6(b) and (f), discloses information pertaining thereto.

     (b) Acquiror shall have in all material respects performed all obligations required to be performed by it under this Agreement prior to the Closing, and each of the Company, the Trustee and the Interest Holders shall have received a signed certificate which is to the knowledge of a principal executive officer of Acquiror to that effect.

     (c) The Interest Holders shall have received a legal opinion dated the Closing from Jones, Day, Reavis & Pogue, counsel of Acquiror, with respect to the transactions contemplated herein in form mutually agreed upon by Acquiror and the Interest Holders.

     (d) All liabilities and obligations of Hackel (direct or indirect) and Barbut pursuant to any guarantees of the indebtedness of the Company and the BioClin Affiliates shall have been terminated.

                                   ARTICLE IX

                                  TERMINATION

     9.1. Termination. This Agreement may, by notice given prior to or at the Closing, be terminated:

     (a) by either Acquiror or the Interest Holders if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived;

     (b) (i) by Acquiror, if any of the conditions in Section 8.1 or 8.2 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Acquiror to comply with its obligations under this Agreement) and Acquiror has not waived such condition on or before the Closing Date; or (ii) by the Interest Holders, if any of the conditions in Section 8.1 or 8.3 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Trustee or the Interest Holders to comply with their obligations under this Agreement) and the Interest Holders have not waived such condition on or before the Closing Date;

     (c) by mutual consent of Acquiror and the Interest Holders;

     (d) by either Acquiror or the Interest Holders if any of the agreements relating to the transfer and delivery of the Acquiror Common Stock in consideration and exchange for the transfer of the outstanding capital stock or equity interests in each of the BioClin Affiliates is terminated; or

     (e) by either Acquiror or the Interest Holders if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 31, 1996, or such later date as the parties may agree upon.

     9.2. Effect of Termination.  If this Agreement is terminated pursuant to
Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations set forth in Sections 6.3(c), 10.2 and
10.3 will survive; provided, however, that if this Agreement is terminated by Acquiror or the Interest Holders because of the intentional breach of this Agreement (including, without limitation, the making by any party hereto of any representation or warranty hereunder that is known by such party not to be true and correct in all material respects at the time such representation or warranty is made) by the Interest Holders or Acquiror, as the case may be, or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's intentional failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                   ARTICLE X

                               GENERAL PROVISIONS

     10.1. Survival of Representations, Warranties and Agreements. Except as specifically provided in this Agreement and the Stockholders' Agreement, all representations, warranties and agreements of the parties hereto in this Agreement or in any instrument delivered by the parties hereto pursuant to this Agreement shall expire on the Report Date or upon termination of this Agreement in accordance with its terms.

     10.2. Expenses. Except as otherwise expressly provided in this Agreement (including, without limitation, in Section 6.3(b)) and the Letter Agreement, dated May 16, 1996, by and among Acquiror, the Company and the BioClin Affiliates, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants. Acquiror will pay all amounts payable to Vector Securities International, Inc. in connection with this Agreement and the transactions contemplated hereby. In the event of termination of this Agreement pursuant Article IX, the obligation of each party to pay its own expenses shall be subject to the right of such party to pursue any legal remedies arising from the intentional breach of this Agreement by the other party or the other party's intentional failure to comply with its obligations under this Agreement as provided in Section 9.2.

     10.3. Confidentiality. Between the date of this Agreement and the Closing Date, Acquiror and the Interest Holders will maintain in confidence, and will cause the directors, managing director, Prokurist, officers, employees, agents, and advisors of Acquiror and the Company to maintain in confidence, and not use to the detriment of another party hereto any written, oral, or other information obtained in confidence from another party or the Company in connection with this Agreement or the transactions contemplated hereby, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings. If any party hereto or its Representatives are requested or become legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, or similar process) or is required by a regulatory body to make any disclosure that is prohibited or otherwise constrained by this Agreement, such party or its Representative, as the case may be, will provide the party providing the confidential information with prompt notice of such request so that an appropriate protective order or other appropriate remedy may be sought. Subject to the foregoing, such party or its Representative may furnish that portion (and only that portion) of the confidential information that, in the written opinion of its counsel reasonably acceptable to the party providing such information, such party is legally compelled or is otherwise required to disclose the information at issue or else stand liable for contempt or suffer other material censure or material penalty. If the transactions contemplated hereby are not consummated, each party hereto will return or destroy as much of such written information as the other party may reasonably request. Whether or not the Closing takes place, the Interest Holders waive, and will upon Acquiror's request cause the Company to waive, any cause of action, right, or claim arising out of the access of Acquiror or its Representatives to any trade secrets or other confidential information of the Company except for the intentional competitive misuse by Acquiror of such trade secrets or confidential information. The Trustee and the Interest Holders acknowledge that, and agree that they will advise their respective Representatives and Affiliates, that any non-public information provided by or relating to Acquiror may constitute material non-public information for purposes of the Exchange Act, and agrees that it will not engage in any transaction in violation of the restrictions on trading while in possession of material non-public information under applicable securities laws or regulations while in possession of such information.

     10.4. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

     (a) if to Acquiror:

       DNX Corporation
       303B College Road East
       Princeton, New Jersey 08540
       Attention: President
       Telecopier No.: (908) 722-6677

         with copies to:

       Jones, Day, Reavis & Pogue
       North Point
       901 Lakeside Avenue
       Cleveland, Ohio 44114
       Attention: Thomas C. Daniels, Esq.
       Telecopier No.: (216) 579-0212

     (b) if to the Trustee:

         Dr. Gerald Rittershaus
         Theodor-Heuss-Anlage 2
        68165 Mannheim
        Germany
        Telecopier No.: 011-49-621-42-56-250

     (c) if to the Interest Holders:

       Jack Barbut
       c/o Piper & Marbury, L.L.P.
       1251 Avenue of the Americas
       New York, New York 10020-1104
       Telecopier No.: (212) 835-6001

       Alec Hackel
       Flueliweg 3
       6045 Meggen
       Switzerland
       Telecopier No.: 011-41-41-377-3053

       Dr. John Christian Jensen
       Bohlstrasse 9a
       6300 Zug
       Switzerland
       Telecopier No.: 011-41-41-71-2341

         with copies to:

       Piper & Marbury L.L.P.
       1251 Avenue of the Americas
       New York, New York 10020
       Attention: Ray A. Mantle, Esq.
       Telecopier No.: (212) 835-6001

     (d) if to the Company:

        c/o BioClin, Inc.
        1001 East Main Street
        Suite 808
        Richmond, Virginia 23219
        Attention: Chief Executive Officer
        Telecopier No.: (804) 788-0040

         with copies to:

        Piper & Marbury L.L.P.
        1251 Avenue of the Americas
        New York, New York 10020
        Attention: Ray A. Mantle, Esq.
        Telecopier No.: (212) 835-6001

     10.5. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     10.6 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     10.7. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Except as otherwise specifically provided by Sections 8.2 and 8.3 of this Agreement, neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law and except as otherwise specifically provided by Sections 8.2 and 8.3 of this Agreement, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     10.8. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the Stockholders' Agreement and the other documents referred to in this Agreement and the documents executed in connection with Acquiror's acquisition of the equity interests of the BioClin Affiliates) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by each of the parties hereto.

     10.9. Assignments, Successors, and No Third-Party Rights. No party hereto may assign any of its rights under this Agreement without the prior consent of the other parties, except that Acquiror may assign any of its rights under this Agreement to any Subsidiary of Acquiror. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and their successors and assigns any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     10.10. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The invalid or unenforceable provision shall be replaced by a provision which ensures the economic purpose of the invalid or unenforceable provision as far as possible.

     10.11. Foreign Currencies. For purposes of the representations and warranties set forth in this Agreement, any reference to "U.S. $" shall be construed to include the U.S. dollar equivalent of any foreign currency (other than DM) computed using the noon buying rate in New York City for cable transfers of such foreign currency as announced for customs purposes by the Federal Reserve Bank of New York prevailing on the date of this Agreement.

     10.12. Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     10.13. Governing Law. This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

     10.14. Specific Performance. Each of the Company, the Interest Holders, the Trustee and Acquiror acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. Accordingly, each of the Company, the Interest Holders, the Trustee and Acquiror agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court in the United States or in any state having jurisdiction over the parties and the matter in addition to any other remedy to which they may be entitled pursuant hereto.

     10.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                        DNX CORPORATION

                                        By: /s/ PAUL J. SCHMITT
                                           Name: Paul J. Schmitt
                                           Title: President and Chief
                                           Executive Officer

                                           DR. GERALD RITTERSHAUS
                                           Dr. Gerald Rittershaus, as
                                           Trustee

                                           DR. JACK BARBUT
                                           Dr. Jack Barbut

                                           /s/ ALEC HACKEL
                                           Alec Hackel

                                           /s/ DR. JOHN CHRISTIAN JENSEN
                                           Dr. John Christian Jensen

                                           BIOCLIN INSTITUTE OF CLINICAL
                                           PHARMACOLOGY GMBH

                                           By: /s/ DR. JOHN CHRISTIAN JENSEN
                                           Name: Dr. John Christian Jensen
                                           Title: Authorized Signatory

                                                                       EXHIBIT A

                          SEE EXHIBIT A TO APPENDIX B

                                                                       EXHIBIT B

                                 SEE APPENDIX E

                                                                      APPENDIX E

                        FORM OF STOCKHOLDERS' AGREEMENT

     This STOCKHOLDERS' AGREEMENT (the "Agreement") is being entered into this
          day of December   , 1996, by and between DNX Corporation, a Delaware
corporation (together with its successors and permitted assigns, the "Issuer"), Sherby N.V., a Netherlands Antilles corporation ("Sherby"), Dr. Gerald Rittershaus, acting solely in his capacity as trustee ("Rittershaus") pursuant to an Agreement among Rittershaus, Dr. Jack Barbut and Alec Hackel, dated August 29, 1991 (the "Rittershaus Trust Agreement"), Manfred Wissmann, acting solely in his capacity as trustee ("Wissmann" and, together with Rittershaus, the "Trustees") pursuant to an Agreement among Wissmann, Dr. Jack Barbut and Alec Hackel, dated March 22, 1990 (the "Wissmann Trust Agreement" and, together with the Rittershaus Trust Agreement, the "Trust Agreements"), Dr. Jack Barbut ("Barbut"), Alec Hackel ("Hackel"), Dr. John Christian Jensen ("Jensen", collectively with Sherby, Barbut and Hackel, the "Stockholders") and Ms. Martha Lee Reynolds ("Reynolds"), Mr. Barry Dvorchik ("Dvorchik"), Ms. Christine Dune-Kraatz ("Kraatz"), Dr. Gerald Rittershaus, acting solely in his capacity as trustee (the "Employee Trustee") pursuant to a Trust Agreement between the Employee Trustee and Kraatz dated December 12, 1989 (the "Employee Trust Agreement"), and Ms. Bettina Donhardt ("Donhardt" and, together with Reynolds, Dvorchik and Kraatz, collectively, the "Employee Stockholders").

                                    RECITALS

     A. The Issuer, the Trustees and the Stockholders, among others, are parties to each of (i) a Share Exchange Agreement (the "Exchange Agreement") with respect to BioClin Europe AG, a Swiss corporation ("BioClin Europe"), Kilmer N.V., a Netherlands Antilles corporation ("Kilmer"), and BioClin GmbH, a German corporation ("BioClin Germany"), (ii) a Share Acquisition Agreement (the "Acquisition Agreement") with respect to BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute"), and (iii) a Merger Agreement (the "Merger Agreement") with respect to BioClin, Inc., a Delaware corporation ("BioClin/U.S." and, together with BioClin Europe, Kilmer, BioClin Germany and BioClin Institute, collectively, the "BioClin Affiliates"), each dated August 19, 1996 (the Exchange Agreement, the Acquisition Agreement and the Merger Agreement collectively, the "Securities Exchange Agreements"), pursuant to which the Issuer will, among other things, directly, or indirectly, issue to the Stockholders (or to the Trustees on behalf of Barbut and Hackel) and the Employee Stockholders (or to the Employee Trustee on behalf of Kraatz) shares (the "Acquiror Shares") of its Common Stock, par value $0.01 per share (the "Common Stock").

     B. The Issuer has agreed to provide the Stockholders with the right to designate one, or upon the earlier of March 31, 1997 or the next vacancy, two, directors, for election to the Board of Directors of the Issuer (the "Board").

     C. The Issuer has agreed to provide to the Stockholders and the Employee Stockholders certain registration rights with respect to the Common Stock.

     D. The Issuer, the Trustees, the Stockholders and the Employee Stockholders are entering into this Agreement to set forth the terms and conditions applicable to such designation of directors to the Board, the grant and exercise of such registration rights and certain indemnification arrangements.

     E. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning given to such terms in the Securities Exchange Agreements.

     NOW THEREFORE, for the consideration set forth in the Securities Exchange Agreements and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Issuer agrees with the Trustees and the Stockholders as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 As used in this Agreement, the following terms have the following meanings:

          (i) "Affiliate" means, as to any Person, another Person which controls, is controlled by or is under common control with, such Person;

          (ii) "Commission" means the Securities and Exchange Commission.

          (iii) "Cutback Registration" means any registration in which the managing underwriter advises the Issuer that marketing factors require a limitation of the number of shares of Common Stock to be underwritten in such registration;

          (iv) "Exchange Act" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder;

          (v) "Person" means a corporation, association, joint venture, partnership, limited liability company, trust, business, individual, government or political subdivision thereof, or any governmental agency;

          (vi) "Permitted Interruption" has the meaning set forth in Section
     3.8.

          (vii) "Piggyback Registration" means any registration which is not a First Tranche Requested Registration (other than a registration on Form S-4 or Form S-8 promulgated pursuant to the Securities Act);

          (viii) "register", "registered" and "registration" refer to a registration of Common Stock effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission;

          (ix) "Registrable Securities" means the Common Stock issued or issuable to any Stockholder (or to the Trustees on behalf of any Stockholder) or any Employee Stockholder (or the Employee Trustee on behalf of any Employee Stockholder) pursuant to the Securities Exchange Agreements; provided that, as to any particular securities, such securities will cease to be Registrable Securities upon the first to occur of the following: (i) such securities have been sold to the public pursuant to a registration or pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act (or any similar rule then in force); or (ii) such securities have been exchanged, substituted or replaced by securities that have been registered under the Securities Act.

          (x) "Requested Registration" means a registration requested under
     Section 3.2 by the Stockholders.

          (xi) "Securities Act" means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

                                   ARTICLE II

                            DESIGNATION OF DIRECTORS

     2.1 Right to Nominate a Director of Issuer. (a) The Issuer shall take all actions reasonably within its power on or prior to the fifth (5th) business day after the closing of the transactions contemplated by the Securities Exchange Agreements (the "Closing") to elect to the Board one (1) member who is designated by the Stockholders, and upon the earlier to occur of March 31, 1997 or the next vacancy on the Board, one (1) additional member who is designated by the Stockholders (each person so designated, a "Stockholder Nominee").

     (b) Each Stockholder Nominee, regardless of whether to be appointed or elected, shall be reasonably acceptable to the Issuer, except that the Issuer hereby agrees that Barbut and Jensen are acceptable Stockholder Nominees.

     (c) Notwithstanding any provision contained herein to the contrary, at any time prior to the election of the second Stockholder Nominee to the Board, in accordance with Section 2.1(a), one other person (the "Auditing Nominee") shall have the right to attend and speak (but not vote) at all regular and special meetings of the Board and, upon notice from the Stockholders of the identity and address of such Auditing Nominee, the Issuer will cause all notices of such meetings and all written materials prepared for such meetings to be sent to such Auditing Nominee at the same time that such notices and materials are sent to the members of the Board. Any Auditing Nominee shall be reasonably acceptable to the Issuer, except that the Issuer hereby agrees that each of Barbut and Jensen is an acceptable Auditing Nominee. Any Auditing Nominee shall become a party hereto unless already a party hereto. Such Auditing Nominee hereby acknowledges its obligations under the federal securities laws to not trade in the Common Stock while in possession of material non-public information relating to the Issuer and hereby agrees to not so trade.

                                  ARTICLE III

                            REGISTRATION PROVISIONS

     3.1 Piggyback Registration. Subject to Permitted Interruptions as provided for in Section 3.8, if at any time after the Closing, and from time to time thereafter, the Issuer proposes to effect a Piggyback Registration for its account or for the account of a security holder or holders, the Issuer shall:

     (a) promptly give to each Stockholder and Employee Stockholder written notice thereof (which written notice shall include a list of the jurisdictions in which the Issuer intends to attempt to qualify such securities under or otherwise comply with the applicable blue sky or other state securities laws); and

     (b) include in such registration (and any related qualification under or other compliance with blue sky or other state securities laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made within fifteen (15) days after receipt of such written notice from the Issuer, by any Stockholder (or the Trustees on behalf of any Stockholder) or any Employee Stockholder (or the Employee Trustee on behalf of any Employee Stockholder); provided, however, that if such registration is a Cutback Registration, then (i) if such registration is a registration on behalf of the Issuer for its own account, the Issuer shall register in such registration (A) first, the shares of Common Stock the Issuer proposes to sell in such registration, and (B) second, the shares of Common Stock that are Registrable Securities held by the Stockholders, the Employee Stockholders and any other shares of Common Stock requested to be included therein by persons entitled to piggyback registration rights (the "Other Holders"), on a pro rata basis, based upon the number of shares of Common Stock each Stockholder, Employee Stockholder and each Other Holder originally sought to include in such registration; and (ii) if such registration is a Piggyback Registration that is solely a secondary registration requested by, and being made on behalf of, holders of Common Stock other than the Stockholders or the Employee Stockholders (the "Demanding Holders"), the Issuer shall register in such registration (A) first, the shares of Common Stock proposed to be sold by the Demanding Holders, and (B) second, the shares of Common Stock that are Registrable Securities held by the Stockholders, the Employee Stockholders and any other shares of Common Stock requested to be included therein by the Other Holders, on a pro rata basis, based upon the number of shares of Common Stock each Stockholder, Employee Stockholder and each Other Holder originally sought to include in such registration.

     3.2 Requested Registration. Subject to Permitted Interruptions as provided for in Section 3.8:

     (a) First Tranche Requested Registration. At any time following the second anniversary of the Closing, the Stockholders, acting together, may make a written request to the Issuer for one (1) registration (including any related qualification under or compliance with blue sky or other state securities laws) of up to thirty-eight percent (38%) of the Registrable Securities owned by them (or by the Trustees on their behalf) to be allocated among the Stockholders as agreed by them ("First Tranche Requested Registration").

     (b) Second Tranche Requested Registration. At any time following the fifth anniversary of the Closing, the Stockholders, acting together, may make a written request to the Issuer for one (1) registration (including any related qualification under or compliance with blue sky or other state securities laws) of all or part of the

Registrable Securities owned by them (or by the Trustees on their behalf) to be allocated among the Stockholders as agreed by them ("Second Tranche Requested Registration").

     (c) Request and Registration Procedures. The offering of such Registrable Securities pursuant to such Requested Registration shall be in the form of an underwritten public offering. Each request to the Issuer for registration shall specify whether the registration is a First Tranche Requested Registration or a Second Tranche Requested Registration and the number of shares of Common Stock that are Registrable Securities proposed to be registered and the allocation of such Registrable Securities among the Stockholders. After receipt of such request, the Issuer shall, subject to Permitted Interruptions, use its best efforts diligently to effect such Requested Registration (and related qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualifications under or other compliance with the applicable blue sky or other state securities laws)) of the Registrable Securities which the Issuer has been so requested to register by the Stockholders exercising the Requested Registration rights ("Requesting Holders").

     (d) Priority on Requested Registrations. If any Requested Registration is a Cutback Registration, the Issuer shall register in such registration (i) first, the Registrable Securities which any Requesting Holder seeks to include in such registration, on a pro rata basis based upon the number of shares of Common Stock each such Requesting Holder seeks to include in such registration and (ii) second, the Registrable Securities held by the Employee Stockholders that have exercised their Piggyback Registration rights in accordance with
Section 3.1 (the "Piggyback Holders") (with respect to a Second Tranche Requested Registration) and any other shares of Common Stock requested to be included in such registration by the Other Holders, on a pro rata basis, based upon the number of shares of Common Stock each Piggyback Holder and each Other Holder, as applicable, seeks to include in such registration.

     (e) Underwriting. Any Requesting Holder shall so advise the Issuer as a part of the request made pursuant to this Section 3.2 of such Requesting Holder's selection of an underwriter for the offering; provided that such underwriter must be reasonably satisfactory to the Issuer. If another Stockholder disapproves of the terms of the underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Issuer and the managing underwriter, and each of the remaining Stockholders shall be entitled to increase the number of shares being registered, to the extent permitted by the managing underwriter, in the proportion which the number of shares of Registrable Securities being registered by such Stockholder bears to the total number of shares being registered by all such remaining Stockholders.

     3.3 Expenses of Registration.

     (a) Piggyback Registration. All expenses incurred in connection with a Piggyback Registration which, but for such Piggyback Registration, would not have been incurred by the Issuer (including, without limitation, fees and disbursements of counsel or independent certified public accountants for any Stockholder or Employee Stockholder, additional filing and/or listing fees, additional expenses to secure qualification of such securities under state securities laws, additional reasonable fees and disbursements of counsel or independent certified public accountants for the Issuer) shall be for the account of, and shall be paid by the Stockholders and the Employee Stockholders participating in such Piggyback Registration or, to the extent such expenses have already been paid by the Issuer, shall be promptly reimbursed to the Issuer by the Stockholders and the Employee Stockholders participating in such Piggyback Registration within ten (10) business days after written request therefor by the Issuer. The Stockholders and the Employee Stockholders shall pay all underwriters' fees, discounts or commissions relating to any Registrable Securities included in any Piggyback Registration.

     (b) Requested Registration. All expenses incurred by the Issuer or the Stockholders in connection with a Requested Registration (including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Issuer and the Issuer's independent certified public accountants (subject to the exceptions described herein) and all underwriters' fees, discounts or commissions relating to any Registrable Securities included in any such registration) shall be for the account of and paid by the Stockholders whose Registrable Securities are included in the Requested Registration, except that the

Issuer shall pay up to $75,000 of the fees and disbursements of the Issuer's counsel and independent certified public accountants in connection with any Requested Registration.

     (c) Notwithstanding any provision of this Section 3.3 to the contrary, in no event shall the Issuer be required to pay underwriters' fees, discounts or commissions relating to any Registrable Securities.

     (d) In the event that a Requested Registration is withdrawn prior to the effective disposition under a registration statement of the Registerable Securities thereby registered, the request relating to such Requested Registration shall be deemed not to have been made and registration shall be deemed not to have been effected under this Article III if the Issuer is reimbursed by the relevant Stockholders for the expenses incurred by it in connection with the withdrawn Requested Registration.

     3.4 Registration Procedures.

     (a) In the case of each registration, qualification or compliance effected by the Issuer pursuant to this Article III, the Issuer shall keep each Stockholder and Employee Stockholder included in such registration advised in writing as to the initiation, progress, and effective date of each registration, qualification and compliance, and, at its or such Stockholder's or Employee Stockholder's expense to the extent provided in Section 3.3, the Issuer shall:

          (i) before filing a registration statement or prospectus or any amendment or supplements thereto subject to this Article III, the Issuer shall furnish to counsel selected by any Stockholder or Employee Stockholder such copies of all such documents proposed to be filed and the portions of such documents provided in writing by such Stockholder or Employee Stockholder for use therein and for which such Stockholder or Employee Stockholder shall indemnify the Issuer pursuant to Section 4.1(b) of this Agreement, as such counsel shall reasonably request;

          (ii) subject to Section 3.4(b) below, keep each registration, qualification or compliance effective for (A) the period required by the managing underwriter in the case of an underwritten offering of Registerable Securities, but in no event for more than ninety (90) days, or
     (B) a period of ninety (90) days in the case of a non-underwritten offering of Registerable Securities, in either case, plus any number of days that the Stockholders are unable to use a prospectus pursuant to Section 3.4(b) below (the "Registration Period"); and

          (iii) furnish such number of prospectuses (including preliminary prospectuses) and other documents filed with the Commission as part of the registration statement as such Stockholders or Employee Stockholders from time to time may reasonably request.

     (b) If, within the Registration Period, there occurs any development or any event which makes any statement in the registration statement or any post-effective amendment thereto, or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or prospectus or amendment or supplement thereto, so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading, the Issuer shall immediately notify each Stockholder and Employee Stockholder whose Registrable Securities are included in such registration of the occurrence thereof and, as soon as reasonably practicable, prepare and furnish to each such Stockholder and Employee Stockholder, a reasonable number of copies of an amended or supplemented prospectus so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Stockholder and Employee Stockholder agrees that, upon receipt of any notice from the Issuer pursuant to this Section 3.4(b), such Stockholder or Employee Stockholder shall forthwith discontinue disposition of Registrable Securities until it shall have received copies of such amended or supplemented prospectus, and, if so directed by the Issuer, shall deliver to the Issuer all copies, other than permanent file copies, then in its possession of the prospectus covering Registrable Securities at the time of receipt of such notice.

     (c) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Issuer and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 4.1 and an opinion of counsel for the Issuer dated the date of the closing under the underwriting agreement, and providing that the Issuer shall use its best efforts to furnish a "comfort" letter signed by the independent public accountants who have audited the Issuer's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of Issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements. The Stockholders and the Employee Stockholders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement.

     (d) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Issuer shall give the underwriters, and their counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Issuer with its officers and the independent public accountants who have certified the Issuer's financial statements as shall be necessary, in the opinion of such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     (e) If at any time the Commission should institute or threaten to institute any proceeding for the purposes of issuing, or should issue, a stop order suspending the effectiveness of a registration statement which registered Registrable Securities under the Securities Act, the Issuer will promptly notify each Stockholder and Employee Stockholder whose Registerable Securities are registered thereunder and will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Issuer will advise each Stockholder and Employee Stockholder whose Registerable Securities are registered promptly of any order or communication of any public board or body addressed to the Issuer suspending or threatening to suspend the qualification of any Registerable Securities for sale in any jurisdiction.

     3.5 Information by Stockholders. If Registrable Securities owned by any Stockholder or any Employee Stockholder are included in any registration, such Stockholder or Employee Stockholder shall furnish to the Issuer such information regarding itself and the distribution proposed by such Stockholder or Employee Stockholder as the Issuer may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Article III.

     3.6 Holdback Agreements.

     (a) In connection with the registration of Registrable Securities on behalf of any Stockholder or any Employee Stockholder, or in the event that any Stockholder or any Employee Stockholder was offered an opportunity to participate in a Piggyback Registration pursuant to Section 3.1 but declined to so participate, such Stockholder or Employee Stockholder will agree not to effect any public sale or distribution of the issue of securities being registered or a similar security of the Issuer or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested by the Issuer or the managing underwriter or underwriters in the case of an underwritten public offering.

     (b) The Issuer on its own behalf and on behalf of affiliates controlled by the Issuer agrees not to effect any public sale or distribution of any securities similar to those being registered in accordance with Sections 3.1 and
3.2 (other than similar securities registered on Form S-4 or Form S-8 or any successor forms) or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of any registration statement (except as part of such registration).

     3.7 Future Registration Rights.

     (a) The Issuer shall not hereafter agree with the holders of any securities issued or to be issued by the Issuer to register such securities under the Securities Act unless such agreement specifically provides that (a) such holder of securities may not participate in any Piggyback Registration except as provided in Section 3.1, (b) such holder of such securities may not participate in any Requested Registration except as provided in Section 3.2, and (c) such securities may not be publicly offered or sold for a period beginning at least fourteen (14) days before and ending at least ninety (90) days after the date upon which such registration statement becomes effective. No provision of this
Section 3.7 shall be deemed violated by the future grants of registration rights provided that such rights are subject to the foregoing restrictions and are exercisable on a pro rata basis with all other holders of such rights and the Issuer will not be required to obtain the consent of any party hereto with respect to such future grants.

     (b) From and after the date hereof, the Issuer shall not enter into any agreement with any holder or prospective holder of any securities of the Issuer providing for the granting to such holder of registration rights (including demand registration rights which, by their terms, do not permit the inclusion of shares of parties other than the holders of such demand registration rights) that entitle such holder to priority over the Stockholders or the Employee Stockholders with respect to registration of the securities of the Issuer.

     3.8 Permitted Interruption. Notwithstanding any provision of this Article III to the contrary, the Issuer shall not be required to prepare or file a registration statement, amendment or post-effective amendment thereto or prospectus supplement or to supplement or amend any registration statement or otherwise facilitate the offering and sale of Registrable Securities, and the Issuer shall be free to take or omit to take any other action that would result in the impracticality of such filing, supplement or amendment, if (a) financial statements satisfying the requirements of the Securities Act and Regulation S-X promulgated by the Commission cannot with reasonable efforts be obtained, (b) the Issuer is in possession of material non-public information, which, in the exercise of reasonable judgment by the Issuer's Board, the Issuer deems advisable not to disclose in a registration statement at that time or (c) such filing, supplement or amendment (and any required disclosure therein), in the good faith and reasonable judgment of the Issuer's Board, would jeopardize the completion of an acquisition, divestiture or other similar transaction that the Issuer is in at such time negotiations therefor (any period described in this Section 3.8 during which the Issuer is not required to make such filing, supplement or amendment being herein a "Permitted Interruption"). The Issuer agrees to notify each Stockholder and Employee Stockholder upon each of the commencement and termination of each Permitted Interruption. The Issuer shall state in the notice to the Stockholders and the Employee Stockholders of the commencement of a Permitted Interruption the general nature of the cause for such Permitted Interruption, subject to any restrictions against such disclosure imposed by applicable confidentiality arrangements. Each Stockholder and Employee Stockholder hereby acknowledges its obligations under the federal securities laws to not trade in the Common Stock while in possession of material non-public information relating to the Issuer and hereby agrees to not so trade.

     3.9 Delivery of Transferable Certificates. Upon a registration statement applicable thereto becoming effective, the Issuer shall issue to each Stockholder and Employee Stockholder whose Registerable Securities are registered thereunder certificates representing the Registerable Securities whose sale has been so registered in exchange for certificates bearing a restrictive legend. Each such Stockholder and Employee Stockholder hereby agrees that in the event of a stop order being issued in respect of the registration statement relating to the sale of Registerable Securities registered on its or his behalf, such Stockholder or Employee Stockholder will, without prejudice to any rights hereunder, surrender or cause to be surrendered to the Issuer those certificates delivered pursuant to this Section 3.9 without legend and will accept, in exchange therefor, substitute certificates or instruments bearing an appropriate legend.

     3.10 Transferability of Rights. Each Stockholder and Employee Stockholder, and any permitted transferee of such Stockholder or Employee Stockholder, may transfer to one (but only one) person all (but not less than all) of his rights under this Article III in connection with the transfer of Registrable Securities to such person; provided, however, that such transferee shall become a party to this Agreement and such transferee's rights shall be subject to the provisions and limitations of this Agreement.

                                   ARTICLE IV

                          INDEMNIFICATION AND REMEDIES

     4.1 Indemnification Relating to Registration Rights.

     (a) With respect to any registration, qualification or compliance effected or to be effected pursuant to Article III of this Agreement, the Issuer shall indemnify each Stockholder and Employee Stockholder whose securities are included or are to be included therein, each underwriter (as defined in the Securities Act) of the securities sold by such Stockholder or Employee Stockholder, and each Person who controls (within the meaning of the Securities
Act) any such Stockholder, Employee Stockholder or underwriter (a "Controlling Person") from and against all losses, damages and liabilities (or actions in respect thereof) arising out of or based on any claim, cause of action, proceeding or litigation asserted or commenced or threatened against any such Stockholder, Employee Stockholder or any such underwriter or Controlling Person concerning:

          (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related registration statement incident to any such registration, qualification or compliance;

          (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make any statement therein, in the light of the circumstances under which it was made, not misleading; or

          (iii) any violation by the Issuer of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer;

in each case, relating to action or inaction required of the Issuer in connection with any such registration, qualification or compliance, and subject to Section 4.6 below, shall reimburse each such Person entitled to indemnity under this Section 4.1(a) for all legal and other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on (i) any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Stockholder, Employee Stockholder or by or on behalf of such an underwriter specifically for use in such prospectus or registration statement; or (ii) any untrue statement (or alleged untrue statement) or omission (or alleged omission) contained in a prospectus delivered prior to the delivery by the Issuer to the Stockholders and the Employee Stockholders of a notice pursuant to Section 3.4(b); provided that the Issuer made available to the Stockholders and the Employee Stockholders a corrected prospectus which the Stockholders and the Employee Stockholders failed to deliver to holders who had received the prior inaccurate prospectus.

     (b) With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, each Stockholder and Employee Stockholder whose securities are included or are to be included therein, shall indemnify the Issuer, its directors and officers, and, if and to the extent required by the underwriters of an underwritten offering in which such Stockholder or Employee Stockholder will be selling Registrable Securities, each underwriter (as defined in the Securities Act) of the securities sold by such Stockholder or Employee Stockholder and each Person who controls (within the meaning of the Securities Act) the Issuer or any such underwriter (a "Controller") from and against all losses, damages and liabilities (or actions in respect thereof) arising out of or based on any claim, cause of action, proceeding or litigation asserted or commenced against the Issuer or any of its directors and officers or any such underwriter or Controller concerning:

          (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or related registration statement incident to any such registration, qualification or compliance;

          (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make any statement therein, in the light of the circumstances under which it was made, not misleading; or

          (iii) any violation by such Stockholder of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer or such Stockholder or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer or such Stockholder;

in each case, relating to action or inaction required of such Stockholder or Employee Stockholder in connection with any such registration, qualification or compliance, and subject to Section 4.6 below, shall reimburse each such Person entitled to indemnity under this Section 4.1(b) for all legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that, the foregoing indemnity and reimbursement obligation shall only be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Stockholder or Employee Stockholder specifically for use in such prospectus or other document.

     4.2 Indemnification by the Stockholders. (a) Subject to the limitations set forth in this Article IV, the Stockholders, jointly and severally, shall indemnify and hold harmless the Issuer and its Representatives, stockholders, controlling persons and Affiliates (collectively, the "Issuer Indemnified Persons") for, and shall pay (in the manner provided in Section 4.7(b)) to the Issuer Indemnified Persons the amount of, any loss, liability, claim, damage (including, with respect to matters unrelated to the Identified Liabilities (as defined in Section 4.5), incidental and consequential damages), expense (including, without limitation, defense costs in connection with third-party claims) or deficiency (including interest, penalties and reasonable attorneys'
fees), whether or not involving a third-party claim (collectively, "Damages"), that any Issuer Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to any Identified Liability (as defined in Section 4.5) or any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of the Trustees, the BioClin Affiliates or the Stockholders contained in this Agreement, any Securities Exchange Agreement or in any other document or instrument delivered pursuant hereto or thereto.

     (b) The indemnity by the Stockholders set forth in Section 4.2(a) with respect to Damages arising out of any Identified Liability shall continue until the earlier of December 31, 1999 and the date on which the amount, if any, of all such Damages is finally determined, and the indemnity by the Stockholders set forth in Section 4.2(a) with respect to all other Damages shall continue until the date of the independent auditor's report with respect to the audited consolidated financial statements of the Issuer for fiscal 1996 (the "Report Date"); provided, however, that in the event that as of December 31, 1999 with respect to any Identified Liability or as of the Report Date with respect to all other Damages any Issuer Indemnified Person can establish the existence but not the amount of any such Damages, and shall have given written notice thereof to the Stockholders on or prior to December 31, 1999 or the Report Date, as applicable, depending upon the facts and circumstances existing at such time, the Stockholders and the Issuer may agree to extend the indemnity with respect to any such Damages until the date on which the amount, if any, of all such Damages is finally determined.

     4.3 Indemnification by Issuer. (a) Subject to the limitations set forth in this Article IV, the Issuer shall indemnify and hold harmless the Trustees and the Stockholders and their Representatives, shareholders, controlling persons and Affiliates (collectively, the "Stockholders' Indemnified Persons") for, and shall pay (in the manner provided in Section 4.7(a)) to the Stockholders' Indemnified Persons the amount of, any Damages that any Stockholders' Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of the Issuer contained in this Agreement, any Securities Exchange Agreement or in any other document or instrument delivered pursuant hereto or thereto.

     (b) The indemnity by the Issuer set forth in Section 4.3(a) shall continue until the Report Date; provided, however, that in the event that as of the Report Date any Stockholders' Indemnified Person can establish the existence but not the amount of any such Damages, and shall have given written notice thereof to the Issuer on or prior to the Report Date, depending upon the facts and circumstances existing at such time, the Stockholders and the Issuer may agree to extend the indemnity with respect to any such Damages until the date on which the amount, if any, of all such Damages is finally determined.

     4.4 Threshold and Cap. Notwithstanding any provision contained herein or in any Securities Exchange Agreement to the contrary, with respect to Damages contemplated by Sections 4.2 and 4.3 other than those arising, directly or indirectly, from or in connection with any Identified Liability, (i) no party shall be entitled to any recovery from any other party with respect to any such inaccuracy or breach which, pursuant to any Securities Exchange Agreement, would have entitled such party not to perform its obligations thereunder, if such party is informed in writing pursuant to Section 7.6 of any Securities Exchange Agreement or otherwise has knowledge of such inaccuracy or breach prior to Closing and such party nonetheless consummates the Closing, and (ii) no party shall be entitled to recover Damages from any other party until the Damages sustained by such party under this Agreement and the Securities Exchange Agreements exceed, in the aggregate, U.S. $100,000 (the "Threshold"), and then only amounts over and above such Threshold, and in no event shall the amount of all such Damages to be recovered by the Issuer Indemnified Persons and the Stockholders' Indemnified Persons exceed an aggregate amount of U.S. $
(the "Cap") [10% OF THE CLOSING VALUE OF THE ACQUIROR SHARES.] Neither the Threshold nor the Cap shall apply to any Damages arising, directly or indirectly, from or in connection with any Identified Liability.

     4.5 Identified Liabilities. For purposes of this Agreement, "Identified Liabilities" means any and all liabilities or Damages (including, without limitation, defense costs in connection with any third-party claim) that any Issuer Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to (i) the pending or threatened litigation involving, among others, BioClin, Inc. and Dr. William H. Barr and/or any recovery by Dr. Barr, pursuant to any statutory dissenter's rights to which Dr. Barr may be entitled with respect to the common stock of BioClin, Inc. that he owns, of any amounts that exceed the market value on the Closing Date of the Acquiror Shares issuable to Dr. Barr pursuant to the Merger Agreement (collectively, the "Barr Liability"); (ii) the pending litigation between BioClin, Inc. and Virginia Commonwealth University, but only to the extent the aggregate amount of such liability or Damages (including for this purpose the amount of such liability previously satisfied by BioClin through the payment of amounts due to employees
and contractors ($       in the aggregate), cash payments ($       through June
30, 1996), the transfer of non-cash assets to VCU ($107,000 in aggregate value), all payments received by VCU with respect to analytical contracts assigned to VCU and the value of services provided by BioClin, Inc. which are applied to reduce such liability) exceed $1,080,000 (the "VCU Liability"); and (iii) the pending litigation filed in Texas titled Linda Gail Frase v. BioClin, Inc. and Jack Barbut, but only to the extent such liability or Damages exceed $25,000 (the "Barbut Liability").

     4.6 Procedure.  (a) Any party seeking indemnification pursuant to this
Article IV (the "Indemnified Person") from another party (the "Indemnifying Person") may proceed directly against such Indemnifying Person under this
Section 4.6 without first resorting to any other rights of indemnification; provided, however, that no Indemnifying Person shall be obligated hereunder to the extent an Indemnified Person has already received, or shall receive, full indemnification or reimbursement from another source.

     (b) In the event any action, suit or proceeding shall be brought against any Indemnified Person in connection with any matter for which indemnification may be sought by such Indemnified Person pursuant to this Article IV, the Indemnifying Person may, and upon the request of such Indemnified Person shall, at the Indemnifying Person's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted or defended, by counsel selected by the Indemnifying Person, subject to the approval, which shall not be unreasonably withheld, of such Indemnified Person and, in the event of any failure by the Indemnifying Person to do so, the Indemnifying Person shall pay all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such Indemnified Person in connection with such action, suit or proceeding.

     (c) In case any claim is made, or any suit or action is commenced, against an Indemnified Person in respect of which indemnification may be sought by such Indemnified Person pursuant to this Article IV, such

Indemnified Person shall promptly give the Indemnifying Person notice thereof. If any Indemnified Person fails to give prompt notice of any claim being made or any suit or action being commenced in respect of which indemnification under this Article IV may be sought, such failure shall not limit the liability of the Indemnifying Person; provided, however, that this provision shall not be deemed to limit the Indemnifying Person's rights to recover for any loss, cost or expense which such Indemnifying Person can establish resulted from such failure to give prompt notice.

     4.7 Payment of Indemnity. (a) The Issuer shall pay all amounts in satisfaction of its indemnification obligations under Section 4.3 by delivering to such Stockholders' Indemnified Persons such number of shares of Common Stock computed by dividing the aggregate dollar amount of such Damages subject to indemnification thereunder by the closing sales price of the Common Stock as reported on the NASDAQ National Market for the Business Day immediately preceding the Closing Date (the "Closing Price").

     (b) Except as provided in Section 4.7(f), the Stockholders shall pay all amounts in satisfaction of their respective indemnification obligations under
Section 4.2 by delivering to such Issuer Indemnified Persons such number of Acquiror Shares computed by dividing the dollar amount of such Damages subject to indemnification thereunder by the Closing Price.

     (c) In order to secure the payment by the Stockholders to the Issuer Indemnified Persons of any Damages relating to Identified Liabilities and the inaccuracy of the representations or breach of the warranties, covenants, undertakings or other agreements of the Trustees, the BioClin Affiliates and the Stockholders made hereunder or pursuant to any Securities Exchange Agreement (collectively, the "General Liabilities"), a total of 599,260 shares (the "Recovery Shares") of the Acquiror Shares delivered to the Stockholders pursuant to the Securities Exchange Agreements shall be subject to the escrow provisions set forth in paragraph (d) of this Section 4.7. Such aggregate number of Recovery Shares shall be allocated as follows: with respect to (i) the General Liabilities, 263,260 Recovery Shares (the "General Recovery Shares"); (ii) the Barr Liability, 200,000 Recovery Shares; (iii) the VCU Liability, 112,000 Recovery Shares; and (iv) the Barbut Liability, 24,000 Recovery Shares (items
(ii) through (iv) above being hereinafter referred to collectively as the "Identified Recovery Shares"). The aggregate number of Recovery Shares has been determined, and the Recovery Shares have been allocated as set forth above, in reasonable relation to the dollar value reasonably estimated to be attributable to the respective contingencies existing as of the date of this Agreement against which such Recovery Shares secure payment of indemnity. The Recovery Shares shall be allocated among the Stockholders in proportion to their respective ownership of the Acquiror Shares.

     (d) If at any time prior to, with respect to (i) the General Recovery Shares, the date on which the indemnity by the Stockholders with respect to General Liabilities terminates as provided in Section 4.2(b) of this Agreement and (ii) each group of Identified Recovery Shares, the date on which the indemnity with respect to Damages relating to such corresponding Identified Liability terminates pursuant to Section 4.2(b), the Stockholders shall sell, assign, hypothecate, pledge or otherwise transfer any Acquiror Shares such that thereafter the aggregate number of Acquiror Shares held by the Stockholders free and clear of all such liens and encumbrances is less than the aggregate number of Recovery Shares contemplated by this Section 4.7 (an "Early Transfer"), then the Stockholders shall deposit the portion of the cash proceeds from such Early Transfer as computed in accordance with Section 4.7(e) into an escrow account (the "Escrow Account") with a national bank or other financial institution (the "Escrow Agent") agreed to by the Trustees, the Stockholders and the Issuer pursuant to an escrow agreement, in form and substance reasonably satisfactory to the Trustees, the Stockholders and the Issuer to be held and dispersed subject to the provisions of Section 4.7(f).

     (e) The cash proceeds from an Early Transfer to be deposited into the Escrow Account pursuant to Section 4.7(d) shall be computed as follows: (i) the aggregate number of Recovery Shares contemplated by Section 4.7 less (ii) the aggregate number of Acquiror Shares held by the Stockholders free and clear of all such liens and encumbrances following such Early Transfer multiplied by
(iii) the Closing Price.

     (f) In the event an Early Transfer has occurred, to the extent that a sufficient number of Acquiror Shares are not then held by the Stockholders in order to enable the Stockholders to satisfy their respective indemnification obligations as contemplated by Section 4.7(b), the Stockholders and the Escrow Agent shall deliver to the Issuer Indemnified Persons (i) all Acquiror Shares then held by the Stockholders free and clear of all such liens and encumbrances (the "Delivered Shares") and (ii) that portion of the cash proceeds deposited in the Escrow Account computed by subtracting from (A) the aggregate dollar amount of Damages subject to indemnification pursuant to Section 4.2, (B) the product of the Delivered Shares and the Closing Price. The Issuer and the Stockholders hereby agree to cause the Escrow Agent to promptly release all remaining cash proceeds from the Escrow Account upon expiration of the Stockholders' indemnification obligations or confirmation that the Stockholders then hold the aggregate number of Recovery Shares contemplated by this Section 4.7.

     4.8 Exclusivity.  The rights and remedies of the parties hereto under this
Article IV shall be the exclusive rights and remedies with respect to the matters set forth herein, except for (i) the rights of any party to seek equitable relief and (ii) any other rights and remedies provided by this Agreement or any Securities Exchange Agreement.

                                   ARTICLE V

                                 MISCELLANEOUS

     5.1 Amendments. The parties may, from time to time, enter into written amendments, supplements, or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of either of the parties hereunder. No amendment, supplement, or modification shall be binding on any party unless made in writing and signed by a duly authorized representative of such party.

     5.2 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission, which transmission is confirmed by first class mail (postage pre-paid) or guaranteed overnight delivery:

     (a) if to the Issuer to:

       DNX Corporation
       575 Route 28
       Raritan, NJ 08869
       Attention: John G. Cooper
                  Chief Financial Officer
       Telephone: (908) 722-7900
       Facsimile: (908) 722-6677

       with copies to:

       Jones, Day, Reavis & Pogue
       North Point
       901 Lakeside Avenue
       Cleveland, Ohio 44114
       Attention: Thomas C. Daniels, Esq.
       Telephone: (216) 586-3939
         Facsimile: (216) 579-0212

     (b) if to Hackel to:

        Alec Hackel
        Flueliweg 3
        6045 Meggen
        Switzerland

        Telephone: 011-41-41-377-3961
        Facsimile: 011-41-41-377-3053
         with copies to:

         Piper & Marbury L.L.P.
        1251 Avenue of the Americas
        New York, New York 10020-1104
        Attention: Ray A. Mantle, Esq.
        Telephone: (212) 835-6000
         Facsimile: (212) 835-6001

     (c) if to Barbut to:

       Dr. Jack Barbut
       c/o Piper & Marbury L.L.P.
       1251 Avenue of the Americas
       New York, New York 10020-1104

       Telephone: (212) 835-6000
       Facsimile: (212) 835-6001

       with copies to:

       Piper & Marbury L.L.P.
       1251 Avenue of the Americas
       New York, New York 10020
       Attention: Ray A. Mantle, Esq.
       Telephone: (212) 835-6000
         Facsimile: (212) 835-6001

     (d) if to Jensen to:

        Dr. John Christian Jensen
        Bohlstiasse 9a
        6300 Zug
        Switzerland

        Telephone: 011-41-41-710-2309
        Facsimile: 011-41-41-710-2341

        with copies to:

        Piper & Marbury L.L.P.
        1251 Avenue of the Americas
        New York, New York 10020
        Attention: Ray A. Mantle, Esq.
        Telephone: (212) 835-6000
         Facsimile: (212) 835-6001

     (e) if to Sherby to:

       c/o CITCO
       De Ruyterkade 62
       P.O. Box 812
       Curacao, Netherlands Antilles
       Telephone: 599-9-322555
       Facsimile: 599-9-325000

       with copies to:

       Piper & Marbury L.L.P.
       1251 Avenue of the Americas
       New York, New York 10020
       Attention: Ray A. Mantle, Esq.

       Telephone: (212) 835-6000
         Facsimile: (212) 835-6001

     (f) if to the Trustees/Employee Trustee:

         Dr. Gerald Rittershaus
       c/o Rittershaus, Wissmann & von Rosenstiel
       Theodor-Heuss-Anlage 2
       68165 Mannheim
       Germany
       Telephone: 011-49-621-42-560
         Facsimile: 011-49-621-42-56-250

     (g) if to Reynolds:

       Ms. Martha Lee Reynolds
       5105 King William Road
         Richmond, VA 23225

     (h) if to Dvorchik:

        Mr. Barry Dvorchik
        1400 Worcester Road
        Apt. 405
         Framingham, MA 01701

     (i) if to Kraatz:

       Ms. Christine Dune-Kraatz
       c/o BioClin GmbH
       Klinische Forschung
       Augusta-aulage 21-23
         68165 Mannheim, Germany

     (j) if to Donhardt:

       Ms. Bettina Donhardt
       c/o BioClin GmbH
       Klinische Forschung
       Augusta-aulage 21-23
         68165 Mannheim, Germany

     (k) or, in each case, at such other address or to such other person as may be specified in writing to the other parties.

     5.3 Waiver by Consent. Any party hereto may execute and deliver to the other parties hereto a written instrument waiving, on such terms and conditions as such party may specify in such instrument, any of the requirements of this Agreement.

     5.4 No Implied Waiver; Rights are Cumulative. The failure to exercise or the delay in exercising by any party of any right, remedy, power, or privilege under this Agreement, shall not operate as a waiver thereof. The single or partial exercise of any right, remedy, or privilege under this Agreement shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

     5.5 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of New York (except, to the extent the General Corporation Law of the State of Delaware (the "DGCL") applies to the matters set forth in Article II, the DGCL shall govern) applicable to agreements executed by residents of that state, and fully to be performed in that state.

     5.6 Severability. If any provision of this Agreement is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this Agreement.

     5.7 Captions. Captions to the various paragraphs of this Agreement are provided for convenience only and shall not be used to construe the provisions of this Agreement.

     5.8 Entire Agreement. This Agreement, the Securities Exchange Agreements and the other agreements contemplated hereby and thereby, constitute the entire understanding of the parties hereto with respect to the subject matter of this Agreement and supersedes all prior discussions, agreements, and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by the parties hereto.

     5.9 Further Assurances. From and after the Closing, upon the reasonable request of any of the parties hereto, each of the other parties hereto shall execute, acknowledge, and deliver all such further acts, deeds, bills of sale, certificates, assignments, transfers, conveyances, sales, use or other transfer tax documentation, powers of attorney, and assurances as may be required to evidence the consummation of the transactions contemplated hereby and as may be appropriate to carry out the transactions contemplated by this Agreement.

     5.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives. Except as specifically provided herein, no party hereto may assign its rights or delegate its duties hereunder without the prior written consent of the other parties hereto.

     5.11 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered or caused this Agreement to be duly executed and delivered by the proper and duly authorized officers, as the case may be, as of the day and year first above written.

ISSUER:

DNX CORPORATION

By:
    Name:
    Title:

TRUSTEES:

By:
    Dr. Gerald Rittershaus, as
    Trustee
    under the Rittershaus Trust
    Agreement

By:
    Manfred Wissmann, as Trustee
    under the Wissmann Trust
    Agreement

STOCKHOLDERS:

------------------------------------
Alec Hackel

------------------------------------
Dr. Jack Barbut

------------------------------------
Dr. John Christian Jensen

SHERBY N.V.

By:
    Name:
    Title:

EMPLOYEE STOCKHOLDERS:

------------------------------------
Martha Lee Reynolds

------------------------------------
Barry Dvorchik

------------------------------------
Christine Dune-Kraatz

------------------------------------
Bettina Donhardt

EMPLOYEE TRUSTEE:

------------------------------------
Dr. Gerald Rittershaus, as Trustee
under the Employee Trust Agreement

                                                                      APPENDIX F

                                DNX CORPORATION

                             1991 STOCK OPTION PLAN

                      (AS AMENDED THROUGH OCTOBER 1, 1996)

     1. The total number of shares that may be issued an sold under options granted pursuant to this Stock Option Plan shall not exceed 1,500,000 shares of the Company's Common Stock, par value $.01 per share, except to the extent of adjustments authorized by the last sentence of Paragraph 9 of this Stock Option Plan. Such shares may be treasury shares or shares of original issue or a combination of the foregoing.

     2. The Board of Directors of the Company may, from time to time and upon such terms and conditions as it may determine, authorize the granting to officers (including officers who are members of the Board of Directors) and other key employees of, and consultants whose services have been retained by, the Company or any of its subsidiaries of options to buy from the Company shares of its Common Stock and may fix the number of shares to be covered by each such option. Successive options may be granted to the same person regardless whether any options previously granted to such person remain unexercised.

     3. Options granted under this Stock Option Plan may be (i) options that are intended to qualify under particular provisions of the Internal Revenue Code, as in effect from time to time (the "Code"), (ii) options that are not intended so to qualify under the Code, or (iii) combinations of the foregoing; provided, however, that options that are intended to qualify under particular provisions of the Code may not be granted to consultants under this Stock Option Plan. No option shall be exercisable more than 10 years from the date of grant. No option shall be transferable by the optionee except by will or the laws of descent and distribution. Options shall be exercisable during the optionee's lifetime only by him or, in the event of his legal incapacity to do so, his guardian or legal representative acting or' behalf of the optionee in a fiduciary capacity under state law and court supervision.

     4. The option price may be less than, equal to or greater than the fair market value of the shares covered by the option, as determined by the Board of Directors on the date that the grant of the option is authorized. The option price shall be payable (a) in cash or by check acceptable to the Company, (b) at the discretion of the Board of Directors, by the transfer to the Company by the optionee of shares of the Company's Common Stock having a value at the time of exercise equal to the total option price or (c) by a combination of such methods of payment. Any option may provide for deferred payment of the option price from the proceeds of the sale through a bank or broker on the date of exercise of some or all of the shares of stock to which the exercise relates.

     5. The form of each Stock Option Agreement shall be prescribed, and any Stock Option Agreement evidencing an outstanding option may with the concurrence of the affected optionee be amended, by the Board of Directors, provided that the terms and conditions of each Stock Option Agreement and amendment are not inconsistent with this Stock Option Plan.

     6. The Board of Directors may, with the concurrence of the affected optionee, cancel any option granted under this Stock Option Plan. In the event of any such cancellation, the Board of Directors may authorize the granting of new options (which may or may not cover the same number of shares that had been the subject of any prior option) in such manner, at such option price and subject to the same terms, conditions and discretion as would have been applicable under this Stock Option Plan had the canceled options not been granted.

     7. This Stock Option Plan shall be administered by the Board of Directors, which may from time to time delegate all or any part of its authority under this Stock Option Plan to a committee of not less than three Directors appointed by the Board of Directors. The members of the committee shall be "disinterested persons" within the meaning of Rule 16b-3 of the Securities and Exchange Commission or any successor rule to the same effect. To the extent of any such delegation, references in the Stock Option Plan to the Board of Directors shall also refer to the committee. A majority of the members of the committee shall constitute a quorum, and any action taken by a majority of the members of the committee who are present at any meeting of the committee at which a quorum is present, or any actions of the committee that are unanimously approved by the members of the committee in writing, shall be the acts of the committee.

     8. (a) Members of the Board of Directors who are not employees of the Company or any of its subsidiaries ("Nonemployee Directors") shall be automatically granted nonqualified stock options under this Stock Option Plan as follows:

                  (i) A nonqualified option to purchase 30,000 shares of the Company's Common Stock shall be granted on August 18, 1995 to each Nonemployee Director who is a member of the Board of Directors as of that date.

                  (ii) A nonqualified option to purchase 30,000 shares of the Company's Common Stock shall be granted to each Nonemployee Director on the date he or she is first elected or appointed to the Board of Directors on or after August 18, 1995.

                  (iii) A nonqualified option to purchase 30,000 shares of Company's Stock shall be granted to each Nonemployee Director every three years subsequent to the date of his or her initial grant of 30,000 shares in Paragraph 8(a)(i) or 8(a)(ii) on the anniversary date of such initial grant.

                  (iv) Immediately following the fifth annual meeting of the Company's stockholders that is held following the commencement of his continuous service as a Nonemployee Director, a nonqualified option to purchase 7,000 shares of the Company's Common Stock shall be granted to each Nonemployee Director whose fifth anniversary of continuous service as a Nonemployee Director occurs at any time following the annual meeting of the Company's stockholders to be held on May 18, 1993.

If a Nonemployee Director becomes an employee of the Company or any of its subsidiaries at any time prior to the fifth anniversary of his continuous service as a Nonemployee Director and then resumes or continues his service as a Nonemployee Director following the termination of such employment, his continuous service as a Nonemployee Director shall be tolled during the period of such employment for the purposes of subparagraphs (ii), (iii), and (iv) of this Paragraph 8(a).

     (b) Each grant of nonqualified stock options under this Paragraph 8 shall be evidences by an agreement in the form attached to this Stock Option Plan as Exhibit A, which shall be signed on behalf of the Company by an officer thereof and accepted and agreed to by the Nonemployee-Director optionee.

     (c) The option price per share of Common Stock payable upon the exercise of any nonqualified stock option granted under this Paragraph 8 shall be the closing price of the Company's Common Stock on the NASDAQ National Market System on the date on which the option is granted.

     (d) The provisions of Paragraphs 2, 3, 4, 5, 6 and 7 of this Stock Option Plan do not apply to the grants of nonqualified stock options to be made to Nonemployee Directors pursuant to this Paragraph 8.

     (e) The provisions of this Section 8 shall apply to any Nonemployee Director who is a member of the Board on August 18, 1995 or elected to the Board during the five-year period from August 18, 1995 through August 17, 2000.

     9. The Board of Directors may make or provide for such adjustments in the option price and in the number or kind of shares of stock in the Company or other securities covered by outstanding options as the Board of Directors in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of optionees that would otherwise result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase stock or (c) other corporate transaction or event having an effect similar to any of the foregoing. The Board of Directors may also make or provide for such adjustments in the number or kind of shares granted automatically pursuant to Section 8 of this Stock Option Plan as the Board of Directors in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 9.

     10. Notwithstanding anything to the contrary set forth in this Stock Option Plan, under no circumstances may any one optionee be granted options hereunder if such grant, when taken together with all grants to such optionee within the preceding three year period, would result in such optionee having been granted options during such three year period with respect to more than 500,000 shares of Common Stock.

     11. This Stock Option Plan may be amended from time to time by the Board of Directors; provided, however, without the further approval of the stockholders of the Company, no such amendment shall (a) increase the aggregate number of shares of the Company's Common Stock that may be issued and sold under this Stock Option Plan (except that adjustments authorized by the last sentence of Paragraph 5 shall not be limited by this provision), (b) change the designation in Paragraph 2 of the class of employees eligible to receive options or (c) cause Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) to cease to be applicable to this Stock Option Plan; provided, further, that the provisions of Paragraph 8 relating to the amount, price and timing of nonqualified stock options shall not be amended more than once every six months except to comport with changes in the Code or regulations thereunder.

                                                                      APPENDIX G

                                DNX CORPORATION

                             1996 STOCK OPTION PLAN

     1. The total number of shares that may be issued and sold under options granted pursuant to this Stock Option Plan shall not exceed 350,000 shares of the Company's Common Stock, par value $.01 per share, except to the extent of adjustments authorized by the last sentence of Paragraph 9 of this Stock Option Plan. Such shares may be treasury shares or shares of original issue or a combination of the foregoing.

     2. The Board of Directors of the Company may, from time to time and upon such terms and conditions as it may determine, authorize the granting to officers (including officers who are members of the Board of Directors) and other key employees of, and consultants whose services have been retained by, the Company or any of its subsidiaries, of options to buy from the Company shares of its Common Stock and may fix the number of shares to be covered by each such option. Successive options may be granted to the same person regardless whether any options previously granted to such person remain unexercised.

     3. Options granted under this Stock Option Plan may be (i) options that are intended to qualify under particular provisions of the Internal Revenue Code, as in effect from time to time (the "Code"), (ii) options that are not intended so to qualify under the Code, or (iii) combinations of the foregoing; provided, however, that options that are intended to qualify under particular provisions of the Code may not be granted to consultants under this Stock Option Plan. No option shall be exercisable more than 10 years from the date of grant. Except as otherwise expressly determined by the Board of Directors, no option shall be transferable by the optionee except by will or the laws of descent and distribution. Options shall be exercisable during the optionee's lifetime (or any permitted transferee's lifetime, as the case may be) only by him, such permitted transferee or, in the event of the legal incapacity of any such person, the guardian or legal representative acting on behalf of such person in a fiduciary capacity under state law and court supervision.

     4. The option price may be less than, equal to or greater than the fair market value of the shares covered by the option, as determined by the Board of Directors on the date that the grant of the option is authorized. The option price shall be payable (a) in cash or by check acceptable to the Company, (b) at the discretion of the Board of Directors, by the transfer to the Company by the optionee of shares of the Company's Common Stock having a value at the time of exercise equal to the total option price or (c) by a combination of such methods of payment. Any option may provide for deferred payment of the option price from the proceeds of the sale through a bank or broker of some or all of the shares of stock to which the exercise relates.

     5. The form of each Stock Option Agreement shall be prescribed, and any Stock Option Agreement evidencing an outstanding option may with the concurrence of the affected optionee be amended, by the Board of Directors, provided that the terms and conditions of each Stock Option Agreement and amendment are not inconsistent with this Stock Option Plan.

     6. The Board of Directors may, with the concurrence of the affected optionee, cancel any option granted under this Stock Option Plan. In the event of any such cancellation, the Board of Directors may authorize the granting of new options (which may or may not cover the same number of shares that had been the subject of any prior option) in such manner, at such option price and subject to the same terms, conditions and discretion as would have been applicable under this Stock Option Plan had the canceled options not been granted.

     7. This Stock Option Plan shall be administered by the Board of Directors, which may from time to time delegate all or any part of its authority under this Stock Option Plan to a committee of not less than two Directors appointed by the Board of Directors. The members of the committee shall be "Nonemployee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule to the same effect. To the extent of any such delegation, references in the Stock Option Plan to the Board of Directors shall also refer to the committee. A majority (or both in the case of a committee of two) of the members of the committee shall constitute a quorum, and any action taken by a majority (or both in the case of a committee of two) of the members of the committee who are present at any meeting of the committee at which a quorum is present, or any actions of the committee that are unanimously approved by the members of the committee in writing, shall be the acts of the committee.

     8. (a) Members of the Board of Directors who are not employees of the Company or any of its subsidiaries ("Nonemployee Directors") shall be automatically granted nonqualified stock options under this Stock Option Plan as follows:

                  (i) A nonqualified option to purchase 30,000 shares of the Company's Common Stock shall be granted to each Nonemployee Director on the date he or she is first elected or appointed to the Board of Directors on or after September 30, 1996.

                  (ii) A nonqualified option to purchase 30,000 shares of Company's Stock shall be granted to each Nonemployee Director, in the case of Nonemployee Directors who were members of the Board of Directors prior to September 30, 1996, every three fiscal years subsequent to the last grant to such Nonemployee Director pursuant to the Company's 1991 Stock Option Plan on the anniversary date of such grant, and in the case of Nonemployee Directors who became members of the Board of Directors on or after September 30, 1996, every three years subsequent to the date of his or her initial grant of 30,000 shares pursuant to Paragraph 8(a)(i) on the anniversary date of such initial grant.

                  (iii) Immediately following the fifth annual meeting of the Company's stockholders that is held following the commencement of his or her continuous service as a Nonemployee Director, a nonqualified option to purchase 7,000 shares of the Company's Common Stock shall be granted to each Nonemployee Director whose fifth anniversary of continuous service as a Nonemployee Director occurs at any time following such annual meeting.

If a Nonemployee Director becomes an employee of the Company or any of its subsidiaries at any time prior to the fifth anniversary of his or her continuous service as a Nonemployee Director and then resumes or continues his or her service as a Nonemployee Director following the termination of such employment, his or her continuous service as a Nonemployee Director shall be tolled during the period of such employment for the purposes of subparagraphs (ii) and (iii) of this Paragraph 8(a).

     (b) Each grant of nonqualified stock options under this Paragraph 8 shall be evidenced by an agreement in the form attached to this Stock Option Plan as Exhibit A, which shall be signed on behalf of the Company by an officer thereof and accepted and agreed to by the Nonemployee Director optionee.

     (c) The option price per share of Common Stock payable upon the exercise of any nonqualified stock option granted under this Paragraph 8 shall be the closing price of the Company's Common Stock on the NASDAQ National Market System on the date on which the option is granted.

     (d) The provisions of Paragraphs 2, 3, 4, 5, 6 and 7 of this Stock Option Plan do not apply to the grants of nonqualified stock options to be made to Nonemployee Directors pursuant to this Paragraph 8.

     (e) The provisions of this Section 8 shall apply to any Nonemployee Director who is a member of the Board of Directors on September 30, 1996 or who is elected to the Board during the five-year period from September 30, 1996 through September 30, 2001.

     9. The Board of Directors may make or provide for such adjustments in the option price and in the number or kind of shares of stock in the Company or other securities covered by outstanding options as the Board of Directors in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of optionees that would otherwise result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase stock or (c) other corporate transaction or event having an effect similar to any of the foregoing. The Board of Directors may also make or provide for such adjustments in the number or kind of shares granted automatically pursuant to Section 8 of this Stock Option Plan as the Board of Directors in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 9. In the event of any such transaction or event, the Board of Directors may provide in substitution for any or all outstanding options under this Stock Option Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options so replaced.

     10. Notwithstanding anything to the contrary set forth in this Stock Option Plan, under no circumstances may any one optionee be granted options hereunder if such grant, when taken together with all grants to such optionee within the preceding three year period, would result in such optionee having been granted options during such three year period with respect to more than 150,000 shares of Common Stock.

     11. This Stock Option Plan may be amended from time to time by the Board of Directors; provided, however, without the further approval of the stockholders of the Company, no such amendment shall (a) increase the aggregate number of shares of the Company's Common Stock that may be issued and sold under this Stock Option Plan (except that adjustments authorized by the last sentence of Paragraph 6 shall not be limited by this provision) or (b) change the designation in Paragraph 2 of the class of employees eligible to receive options.

                                                                       EXHIBIT I

                                DNX CORPORATION

                           NONQUALIFIED STOCK OPTION
                      AGREEMENT FOR NONEMPLOYEE DIRECTORS

     WHEREAS,                     (the "Optionee") is a member of the Board of
Directors (the "Board") of DNX Corporation (the "Company"); and

     WHEREAS, the option granted hereby is intended as a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986;

     NOW, THEREFORE, pursuant to Paragraph 8 of the Company's 1996 Stock Option Plan, as amended (the "Plan"), the Company hereby grants to the Optionee an
option to purchase      shares of Common Stock, par value $.01 per share, of the
Company at the exercise price of $          per share, and agrees to cause
certificates for any shares purchased hereunder to be delivered to the Optionee upon full payment of the option exercise price, subject to the terms and conditions of the Plan and the terms and conditions hereinafter set forth.

          1. (a) This option (until terminated as hereinafter provided) shall become exercisable to the extent of 1/1,095 of the shares of Common Stock hereinabove specified each day after the date of the grant of this option for so long as the Optionee continues to serve as a member of the Board or continues to provide bona fide services to the Company or any of its subsidiaries as an employee thereof or a consultant thereto following the cessation of his or her membership on the Board. To the extent exercisable, this option may be exercised in whole or in part from time to time.

          (b) Upon a filing pursuant to any federal or state law in connection with any tender offer for shares of the Company (other than a tender offer by the Company or a subsidiary of the Company) or upon the execution of any agreement for the merger or consolidation of the Company with another corporation or for the sale of all or substantially all of the assets of the Company or upon the adoption of any resolution of reorganization or dissolution of the Company by the stockholders or upon the occurrence of any other event or series of events, which tender offer, merger, consolidation, sale, reorganization, dissolution or other event or series of events, if consummated, will result in a change in control of the Company, or if during any period of two consecutive years, individuals who at the beginning of such period constituted the members of the Board cease for any reason to constitute a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each member of the Board first elected during such period was approved by a vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of any such period), the option granted hereby shall, notwithstanding the provisions of paragraph 1(a) above, become immediately exercisable in full.

          (c) If the Optionee should die or become permanently disabled while he or she is a member of the Board or while he or she is providing bona fide services to the Company or any of its subsidiaries as an employee thereof or a consultant thereto following the cessation of his or her membership on the Board, this option shall, notwithstanding the provisions of paragraph 1(a) above, immediately become exercisable in full.

     2. The option exercise price shall be payable (a) in cash or by check acceptable to the Company, (b) by transfer to the Company of shares of Common Stock having a fair market value on the date of exercise equal to the option exercise price, or (c) by a combination of any of the foregoing methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Company not later than the date on which the sale transaction will settle in the ordinary course of business.

     3. This option shall terminate on the earliest of the following dates:

          (a) Thirty days after the Optionee ceases to be a member of the Board, or ceases to provide bona fide services to the Company or any of its subsidiaries as an employee thereof or a consultant thereto following the cessation of his or her membership on the Board, for any reason other than death or permanent disability;

          (b) One year after the death or permanent disability of the Optionee if the Optionee dies or becomes permanently disabled while he or she is a member of the Board or while he or she is providing bona fide services to the Company or any of its subsidiaries as an employee thereof or a consultant thereto following the cessation of his or her membership on the Board;

          (c) Ten years from the date on which this option was granted.

Nothing contained in this option shall limit in any way whatsoever any right that the Company may otherwise have to remove the Optionee from the Board at any time or terminate at any time any employment or consulting agreement, arrangement or relationship between the Company or any of its subsidiaries and the Optionee that may continue following, or be entered into upon, the cessation of the Optionee's membership on the Board.

     4. This option is not transferable by the Optionee except by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or, in the event of his or her legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

     5. Notwithstanding any other provision of this agreement, this option shall not be exercisable if the exercise would involve a violation of any applicable federal or state securities law, and the Company hereby agrees to make reasonable efforts to comply with all such laws.

     6. The Board shall make such adjustments in the option price and in the number or kind of shares of Common Stock or other securities covered by this option as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, separation, reorganization or partial or complete liquidation involving the Company or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board of Directors may provide in substitution for this option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this option.

     7. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with an exercise of this option, it shall be a condition to the exercise that the Optionee pay or make provision satisfactory to the Company for payment of any such taxes.

     8. For the purposes of this agreement, "fair market value" shall be the closing price of the Common Stock on the NASDAQ National Market System on the applicable date.

     EXECUTED at this ____ day of 199__.

                                        DNX CORPORATION

                                        By
                                           Title:

     The undersigned Optionee hereby acknowledges receipt of an executed original of this Nonqualified Stock Option Agreement and accepts the option granted hereunder.

                                        ----------------------------------------
                                        Optionee


                                   DNX CORPORATION
                       575 ROUTE 28, RARITAN, NEW JERSEY 08869

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Photios T. Paulson, Dr. W. Leigh
         Thompson and Dr. Jesse I. Treu, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution in each, to vote and otherwise act on behalf of the
 P       undersigned at the Annual Meeting of Stockholders (the "Annual
 R       Meeting") of DNX Corporation (the "Company"), to be held at the
 O       Swissotel New York -- The Drake, 440 Park Avenue, New York, New
 X       York 10022, on December 18, 1996, at 10:00 A.M., local time, or at
 Y       any adjournments or postponements thereof, and with all powers the undersigned would possess, if present, to vote on all the matters presented on the other side of this proxy card and in accordance with their judgment on all other matters properly coming before such meeting.



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
              Proposal 2: Election of two Class II Director nominees to serve               (change of address)
              until their successors are duly elected and qualified, as            ___________________________________
              described in the accompanying Proxy Statement. The nominees are:     ___________________________________
              John K. Clarke and Desmond H. O'Connell                              ___________________________________
                                                                                   ___________________________________
                                                                                   (If you have written in the above
                                                                                   space, please mark the corresponding
                                                                                   box on the reverse side of this card.)



    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6 AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.


     PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE
                              ENCLOSED ENVELOPE,
        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. YOU MAY
                  NEVERTHELESS VOTE IN PERSON IF YOU ATTEND.

                                                                SEE REVERSE
                                                                   SIDE

      [X]   PLEASE MARK YOUR
            VOTES AS IN THIS
            EXAMPLE.

                                             FOR       AGAINST     ABSTAIN                           FOR       AGAINST     ABSTAIN
1. Issuance of 2,632,600                     [  ]       [  ]        [  ]      3. Amendment to the    [  ]        [  ]        [  ]
   shares of Common Stock as                                                     Company's Second
   more fully described in the                                                   Amended and Restated Certificate of
   accompanying Proxy                                                            Incorporation to change the name of the Company
   Statement (the "Proposed                                                      to "Chrysalis International Corporation" in the
   Transaction.")                                                                event that the Proposed Transaction is
                                                                                 consummated.

                                             FOR                WITHHELD      4. Amendments to       [  ]        [  ]        [  ]
2. Election of Directors (see reverse)       [  ]                 [  ]           the Company's 1991
                                                                                 Stock Option Plan
  For, except vote withheld from the following nominee(s):                       and certain grants
                                                                                 of options
  ________________________________________________________                       thereunder.

                                                                              5. Adoption of         [  ]        [  ]        [  ]
                                                                                 the Company's
                                                                                 1996 Stock
                                                                                 Option Plan.

                                                                              6. Ratification of     [  ]        [  ]        [  ]
                                                                                 KPMG Peat
                                                                                 Marwick LLP as
                                                                                 independent
                                                                                 certified
                                                                                 public
                                                                                 accountants for
                                                                                 fiscal 1996.


SIGNATURE(S) ______________________________________  DATE ________________

SIGNATURE(S) ______________________________________  DATE ________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


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